   Supplement dated January 13, 2010, to the Wells Fargo Advantage Funds(R)
                     prospectuses below, dated on or after
       February 1, 2009, as previously supplemented, as the case may be.

                    WELLS FARGO ADVANTAGE ALLOCATION FUNDS

                          Aggressive Allocation Fund
                             Asset Allocation Fund

                  WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS

                              Equity Income Fund
                              Growth Equity Fund
                          Large Cap Appreciation Fund
                           Large Company Growth Fund

                      WELLS FARGO ADVANTAGE INCOME FUNDS

                             Diversified Bond Fund
                              Stable Income Fund
                             Strategic Income Fund

                WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS

                         Emerging Markets Equity Fund
                            International Core Fund
                           International Equity Fund

                  WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                            Large Company Core Fund
                                U.S. Value Fund

                   WELLS FARGO ADVANTAGE MONEY MARKET FUNDS

                          Overland Express Sweep Fund

              WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

                           Mid Cap Disciplined Fund
                          Small Cap Disciplined Fund

                     WELLS FARGO ADVANTAGE SPECIALTY FUNDS

                      Specialized Financial Services Fund

I. REORGANIZATIONS AND MEETING OF SHAREHOLDERS

   The Wells Fargo Funds Trust Board of Trustees (the "Board") has unanimously approved the reorganizations of the specified funds ("Target Funds") listed in the table below into certain existing Wells Fargo Advantage Funds ("Acquiring Funds") also listed in the table. The reorganizations were proposed by Wells Fargo Funds Management, LLC, investment adviser to the Wells Fargo Advantage Funds.

                                                       PORTFOLIO MANAGEMENT
                                                             TEAM OF
 TARGET FUND                    ACQUIRING FUND            ACQUIRING FUND
 -----------               ------------------------  ------------------------

 Wells Fargo Advantage     Wells Fargo Advantage     Bill Zieff, Wells
 Equity Income Fund        Disciplined Value Fund*   Capital Management

 Wells Fargo Advantage     Wells Fargo Advantage     Bill Zieff, Wells
 U.S. Value Fund           Disciplined Value Fund*   Capital Management

 Wells Fargo Advantage     Wells Fargo Advantage     Jerry Zhang, Wells
 Emerging Markets Equity   Emerging Markets Equity   Capital Management
 Fund                      Fund*

 Wells Fargo Advantage     Wells Fargo Advantage     Jeff Moser, Golden
 Large Company Core Fund   Large Cap Core Fund*      Capital Management

 Wells Fargo Advantage     Wells Fargo Advantage     Aziz Hamzaogullari,
 Large Company Growth Fund Premier Large Company     Wells Capital Management
                           Growth Fund*

 Wells Fargo Advantage     Wells Fargo Advantage     Walter McCormick, Gary
 Specialized Financial     Classic Value Fund*       Mishuris, Wells Capital
 Services Fund                                       Management

 Wells Fargo Advantage     Wells Fargo Advantage     Multiple Sub-advisers
 Aggressive Allocation     Growth Balanced Fund
 Fund

 Wells Fargo Advantage     Wells Fargo Advantage     Troy Ludgood, Thomas
 Diversified Bond Fund     Total Return Bond Fund    O'Connor, Wells Capital
                                                     Management

 Wells Fargo Advantage     Wells Fargo Advantage     Multiple Sub-advisers
 Growth Equity Fund        Diversified Equity Fund

 Wells Fargo Advantage     Wells Fargo Advantage     Tom Pence, Michael
 Large Cap Appreciation    Capital Growth Fund       Harris, Wells Capital
 Fund                                                Management

 Wells Fargo Advantage     Wells Fargo Advantage     Jay Mueller, D. James
 Stable Income Fund        Ultra Short-Term Income   Newton II, Tom Price,
                           Fund                      Wells Capital Management

 Wells Fargo Advantage     Wells Fargo Advantage     Tom Price, Kevin Maas,
 Strategic Income Fund     High Income Fund          Michael Schueller, Wells
                                                     Capital Management
--------
* This Fund will be newly created in order to receive the assets of the Target Fund upon completion of the reorganization.

   Each reorganization is subject to the satisfaction of a number of conditions, including approval by the shareholders of the Target Funds at special meetings of the shareholders expected to be held in June, 2010. In each reorganization, if various conditions to the closing of the reorganization are satisfied, the Acquiring Fund will receive all of the assets and assume all of the liabilities of the Target Fund, and Target Fund shareholders will receive shares of the Acquiring Fund in exchange for their shares of the Target Fund. Each reorganization is intended to be a tax-free transaction and it is anticipated that no gain or loss will be recognized by shareholders as a result of the reorganization for U.S. federal income tax purposes. Additionally, fund shareholders will not incur any sales loads or similar transaction charges as a result of the reorganizations.

   Each reorganization, if it is approved by shareholders and all conditions to the closing are satisfied, is expected to occur in July, 2010. Prior to each reorganization, Wells Fargo Fund shareholders (with the exception of the Specialized Financial Services Fund) may continue to purchase, redeem and exchange their shares subject to the limitations described in the fund prospectuses. Effective January 29, 2010, the Specialized Financial

Services Fund will be closed to new investors, although existing shareholders may continue to add to their investment in the Fund.

   No shareholder action is necessary at this time. Additional information, including a description of the applicable reorganization and information about fees, expenses, and risk factors, will be provided to shareholders of each Target Fund in a Prospectus/Proxy Statement that is expected to be mailed to shareholders in April. The Prospectus/Proxy Statement will provide information regarding the date, time and location of the shareholder meeting where the reorganization will be considered.

II. REORGANIZATION NOT REQUIRING SHAREHOLDER APPROVAL

   The Board unanimously approved the reorganization shown in the table below. Shareholder approval of this reorganization is not required under applicable SEC rules and will not be sought.

                                                       PORTFOLIO MANAGEMENT
                                                             TEAM OF
 TARGET FUND                    ACQUIRING FUND            SURVIVING FUND
 -----------               ------------------------  ------------------------
 Wells Fargo Advantage     Wells Fargo Advantage     David Sylvester, Wells
 Overland Express Sweep    Money Market Fund         Capital Management
 Fund

   In its approval of this reorganization, the Board considered many factors, including that the Target Fund and its corresponding Acquiring Fund have the same investment adviser and sub-adviser, substantially the same investment objectives and strategies and the same or similar net operating expenses. The Board also considered that shareholders would not bear any expenses associated with, or recognize gain or loss for federal income tax purposes as a result of this Reorganization.

   This reorganization will be effected through a transaction structure substantially identical to the transaction structure of the reorganizations described under "Reorganizations and Meeting of Shareholders."

III. FUND NAME CHANGES

   The Board also unanimously approved Fund name changes for certain existing Wells Fargo Advantage Funds, as shown in the table below. Shareholder approval is not required for these changes.

                 FUNDS                            FUND NAME CHANGE
 -------------------------------------  -------------------------------------
         Asset Allocation Fund               Index Asset Allocation Fund
       International Core Fund*               International Equity Fund
       International Equity Fund           Diversified International Fund
      Small Cap Disciplined Fund           Intrinsic Small Cap Value Fund
       Mid Cap Disciplined Fund*             Special Mid Cap Value Fund
--------
* At the time of the name change, it is expected that the Fund will make certain changes to its principal investments.

IV. CHANGE IN SUB-ADVISER AND OTHER INVESTMENT-RELATED CHANGES FOR SMALL CAP DISCIPLINED FUND

   The Board unanimously approved the replacement of the Fund's current sub-adviser with Metropolitan West Capital Management, LLC ("MWCM"), a registered investment adviser. The proposed sub-advisory arrangement with MWCM is subject to approval by shareholders of the Fund. In order to seek the requisite shareholder approval, the Board has called a special meeting of shareholders of the Fund, at which time the shareholders will be asked to consider and vote on a proposal to approve an investment sub-advisory agreement with the new sub-adviser. This proposed new sub-advisory arrangement with MWCM, if approved by shareholders, is expected to occur by the end of the second quarter of 2010. Proxy materials will describe, among other things, the proposed agreement, the new sub-adviser and the investment-related changes referenced below, and are expected to be mailed to record date shareholders sometime in April, 2010. The proxy materials will also confirm the date, time and location of the special shareholder meeting.

   The Board also approved changes to the principal investment strategy and name of the Fund. In this regard, the Fund's proposed revised principal investment strategy and name are intended to more accurately reflect the small cap value style and process proposed to be followed by the new sub-adviser. These changes would take effect only in conjunction with the establishment of MWCM as the Fund's new sub-adviser, which, as noted above, is subject to shareholder approval.

   The foregoing is not a solicitation of any proxy. For more information, or to receive a free copy of the Prospectus/Proxy Statement once a registration statement relating to a proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective, please call 1-800-222-8222 or visit www.wellsfargo.com/advantagefunds. The Prospectus/Proxy Statement will also be available for free on the Securities and Exchange Commission's website (www.sec.gov). Please read the Prospectus/Proxy Statement carefully before making any investment decisions.

                                                                  LCR010-P101SP

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]

                                FEBRUARY 1, 2010

                                   Prospectus

                                Classes A, B, C

WELLS FARGO ADVANTAGE FUNDS (Reg. TM) -  ALLOCATION FUNDS

Moderate Balanced Fund
Class A -  WFMAX, Class B -  WMOBX, Class C -  WFBCX

Asset Allocation Fund

(to be named the Index Asset Allocation Fund as of March 1, 2010)

Class A -  SFAAX, Class B -  SASBX, Class C -  WFALX

Growth Balanced Fund
Class A -  WFGBX, Class B -  NVGRX, Class C -  WFGWX

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

           Please file this Prospectus Supplement with your records.

                            WELLS FARGO FUNDS TRUST

               WELLS FARGO ADVANTAGE INDEX ASSET ALLOCATION FUND

              CLASS A, CLASS B, CLASS C, AND ADMINISTRATOR CLASS

  Supplement dated March 1, 2010, to the Prospectuses dated February 1, 2010.

This supplement contains important information about the Index Asset Allocation Fund ("the Fund"), formerly known as the Asset Allocation Fund.

At a meeting of the Wells Fargo Advantage Funds Board of Trustees (the "Board") held on

January 11, 2010, the Board approved changes to the Principal Investments of the Fund. Effective

March 1, 2010, the new Principal Investments are as follows:

Principal Investments

Under normal circumstances, we invest:

    . at least 80% of the Fund's net assets in equity and fixed income securities designed to replicate the holdings and weightings of the securities comprising the S&P 500 Index and Barclays Capital 20+ Treasury Index.

The Fund's "neutral" target allocation is as follows:

    .  60% of the Fund's total assets in equity securities; and

    .  40% of the Fund's total assets in fixed income securities.

The Investment Objective and Principal Investment Strategies of the Fund remain unchanged.

                                                                  AFR030/P501SP

TABLE OF CONTENTS
--------------------------------------------------------------------------------

FUND SUMMARIES
A SUMMARY OF INFORMATION ABOUT EACH FUND, INCLUDING: INVESTMENT OBJECTIVE, FEES AND EXPENSES, PORTFOLIO TURNOVER, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, MANAGEMENT OF THE FUND, TRANSACTION POLICIES AND TAX INFORMATION



Moderate Balanced Fund Summary                      2
Asset Allocation Fund Summary                       6
Growth Balanced Fund Summary                        9
Summary of Other Important Information             12
   Regarding Purchase and Sale of Fund Shares


--------------------------------------------------------------------------------


THE FUNDS
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENTS, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS



Key Fund Information                             14
Moderate Balanced Fund                           15
Asset Allocation Fund                            18
Growth Balanced Fund                             20
Description of Principal Investment Risks        23
Portfolio Holdings Information                   27


--------------------------------------------------------------------------------


ORGANIZATION AND MANAGEMENT OF
THE FUNDS
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY




Organization and Management of the Funds         28
About Wells Fargo Funds Trust                    28
The Investment Adviser                           28
The Sub-Adviser and Portfolio Managers           29


--------------------------------------------------------------------------------


YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO OPEN AN ACCOUNT, AND BUY, SELL AND EXCHANGE FUND SHARES



A Choice of Share Classes                        31
Reductions and Waivers of Sales Charges          33
Compensation to Dealers and Shareholder          36
   Servicing Agents
Pricing Fund Shares                              38
How to Open an Account                           39
How to Buy Shares                                40
How to Sell Shares                               42
How to Exchange Shares                           45
Account Policies                                 47


--------------------------------------------------------------------------------


OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS



Distributions                                    49
Taxes                                            50
Master/Gateway (Reg. TM) Structure               51
Additional Performance Information               65
Financial Highlights                             67
For More Information                     Back Cover



^

MODERATE BALANCED FUND SUMMARY
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE

The Moderate Balanced Fund seeks total return, consisting of current income and capital appreciation.

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the aggregate in specified classes of certain WELLS FARGO ADVANTAGE FUNDS (Reg.
TM). More information about these and other discounts is available from your financial professional and in "A Choice of Share Classes" and "Reductions and Waivers of Sales Charges" on pages 31 and 33 of the Prospectus and "Additional Purchase and Redemption Information" on page 42 of the SAI.



 SHAREHOLDER FEES (fees paid directly from
  your investment)                                  CLASS A          CLASS B          CLASS C
Maximum sales charge (load) imposed on               5.75%            None             None
purchases
 (AS A PERCENTAGE OF THE OFFERING PRICE)
Maximum deferred sales charge (load)                 None             5.00%            1.00%
 (AS A PERCENTAGE OF THE OFFERING PRICE)



 ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a
percentage of the value of your
investment)                                         CLASS A          CLASS B          CLASS C
Management Fees                                      0.25%            0.25%            0.25%
Distribution (12b-1) Fees                            0.00%            0.75%            0.75%
Other Expenses                                       0.62%            0.62%            0.62%
Acquired Fund Fees and Expenses                      0.44%            0.44%            0.44%
(Underlying Master Portfolios)
TOTAL ANNUAL FUND OPERATING EXPENSES                 1.31%            2.06%            2.06%
Fee Waivers                                          0.16%            0.16%            0.16%
TOTAL ANNUAL FUND OPERATING EXPENSES AFTER           1.15%            1.90%            1.90%
FEE WAIVER/1/



1 The adviser has contractually committed through January 31, 2011, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's net operating expenses, including the underlying master portfolio's fees and expenses, and excluding brokerage commissions, interest, taxes and extraordinary expenses, do not exceed the net operating expense ratios shown. The committed net operating expense ratios may be increased or terminated only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated below and then either redeem all of your shares at the end of these periods or continue to hold them; your investment has a 5% return each year; and the Fund's operating expenses remain the same.



                                                    1 YEAR        3 YEARS       5 YEARS        10 YEARS
 CLASS A (if you sell your shares at the end         $685           $951         $1,237         $2,050
  of the period)
 CLASS B (if you sell your shares at the end         $693           $930         $1,294         $2,089
  of the period)
 CLASS C (if you sell your shares at the end         $293           $630         $1,094         $2,377
  of the period)
 CLASS A (if you do not sell your shares at          $685           $951         $1,237         $2,050
  the end of the period)
 CLASS B (if you do not sell your shares at          $193           $630         $1,094         $2,089
  the end of the period)
 CLASS C (if you do not sell your shares at          $193           $630         $1,094         $2,377
  the end of the period)


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 116% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that uses a "multi-style" investment approach designed to reduce the price and return volatility of the Fund and to provide more consistent returns. Currently, the Fund's portfolio combines the different equity and fixed income of several master portfolios. The Fund may also invest in additional or fewer master portfolios, in other Wells Fargo Advantage Funds, or directly in a portfolio of securities.
The Fund's "neutral" target allocation is 60% of the Fund's total assets in fixed income securities and 40% of the Fund's total assets in equity securities, which is consistent with the strategy of the Fund to produce more stable, less volatile returns in


 2 MODERATE BALANCED FUND SUMMARY
most investment environments. We consider the neutral target allocation of the Fund to be "balanced", with the bias in the target allocation slightly in favor of fixed income securities to be a "moderate" investment strategy.
The fixed income portion of the Fund employs a variety of investment styles, intended in the aggregate to reduce price and return volatility, and deliver more consistent returns. A majority of the Fund's fixed income portion is allocated between the underlying Managed Fixed Income Portfolio and the Stable Income Portfolio. The remainder is allocated between the Total Return Bond Portfolio and the Inflation-Protected Bond Portfolio. The Managed Fixed Income Portfolio is a diversified portfolio of fixed- and variable-rate U.S. dollar-denominated, fixed-income securities, may include asset backed securities, and is expected to have a dollar-weighted average duration between 2 and 6 years. The Stable Income Portfolio invests in a variety of investment grade fixed-, floating- or variable-rate U.S. dollar-denominated, income-producing debt securities and is expected to have a, dollar-weighted average effective duration between 0.7 to 1.2 years. The Total Return Bond Portfolio invests principally in investment-grade debt securities, including U.S. Government obligations, corporate bonds and mortgage- and asset-backed securities and is expected to have a dollar-weighted average effective duration between 4 and 5 1/2 years. The Inflation-Protected Bond Portfolio invests principally in inflation-protected debt securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies or government-sponsored entities.
The equity portion of the Fund employs a variety of investment styles by investing in a variety of underlying portfolios. The blending of multiple investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. The bulk of the Fund's equity portion is divided equally between large cap core styles, large cap value styles and large cap growth styles. The remainder is invested in small cap styles and international styles, providing broad market capitalization and regional exposure.
We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund's target allocations. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles. We also may use futures, options, or swap agreements, as well as other derivatives, to manage risk or to enhance return. As part of managing the Fund's level of risk, both in absolute terms and relative to its benchmark, we may make changes to the target allocations among different investment styles at any time. When the percentage of Fund assets that we invest in each master portfolio temporarily deviates from the target allocations due to changes in market value, we may use cash flows or effect transactions to reestablish the target allocations.


PRINCIPAL INVESTMENT RISKS
COUNTER-PARTY RISK. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.
DEBT SECURITIES RISK. The issuer of a debt security may fail to pay interest or principal when due, and changes in market interest rates may reduce the value of debt securities or reduce the Fund's returns.
DERIVATIVES RISK. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.
EMERGING MARKETS RISK. Foreign investment risks are typically greater for securities in emerging markets, which can be more vulnerable to recessions, currency volatility, inflation and market failure.
FOREIGN INVESTMENT RISK. Foreign investments face the potential of heightened illiquidity, greater price volatility and adverse effects of political, regulatory, tax, currency, economic or other macroeconomic developments.
GROWTH STYLE INVESTMENT RISK. Growth stocks may be more expensive relative to the values of other stocks and carry potential for significant volatility and loss.
ISSUER RISK. The value of a security may decline because of adverse events or circumstances that directly relate to conditions at the issuer or any entity providing it credit or liquidity support.
LEVERAGE RISK. Leverage created by borrowing or investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value. LIQUIDITY RISK. A security may not be able to be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss. An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. MARKET RISK. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.
MORTGAGE- AND ASSET-BACKED SECURITIES RISK. Mortgage- and asset-backed securities may decline in value when defaults on the underlying mortgage or assets occur and may exhibit additional volatility in periods of changing interest rates.
MULTI-STYLE MANAGEMENT RISK. The management of the Fund's portfolio using different investment styles can result in higher transaction costs and lower tax efficiency than other funds which adhere to a single investment style. REGULATORY RISK. Changes in government regulations may adversely affect the value of a security.
U.S. GOVERNMENT OBLIGATIONS RISK. U.S. Government obligations may be adversely impacted by changes in interest rates, and may not be backed by the full faith and credit of the U.S. Government.
VALUE STYLE INVESTMENT RISK. Value stocks may lose value quickly and may be subject to prolonged depressed valuations.

                                                MODERATE BALANCED FUND SUMMARY 3

--------------------------------------------------------------------------------
PERFORMANCE

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.


[GRAPHIC APPEARS HERE]


CALENDAR YEAR TOTAL RETURNS FOR CLASS A (Incepted on January 30, 2004) AS OF 12/31 EACH YEAR
(Returns do not reflect sales charges and would be lower if they did)

  2000     2001        2002        2003       2004   2005       2006       2007       2008        2009
  9.24%    0.46%       -8.20%     15.38%      5.71%  3.64%      8.95%      6.02%      -24.74%    21.85%



             BEST AND WORST QUARTER
Best Quarter:       Q2    2009       10.94%
Worst Quarter:      Q4    2008      -14.03%



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/09 (Returns reflect applicable
  sales charges)                                      1 YEAR           5 YEARS          10 YEARS
 CLASS A (Incepted on January 30, 2004)                14.84%            0.68%            2.43%
  Returns Before Taxes
 CLASS A (Incepted on January 30, 2004)                13.56%           -1.01%            0.68%
  Returns After Taxes on
  Distributions
 CLASS A (Incepted on January 30, 2004)                 9.64%           -0.13%            2.43%
  Returns After Taxes on
  Distributions and Sale of Fund Shares
 CLASS B (Incepted on January 30, 2004)                15.91%            0.73%            2.50%
  Returns Before Taxes
 CLASS C (Incepted on January 30, 2004)                19.93%            1.11%            2.26%
  Returns Before Taxes
 S&P 500 (Reg. TM) INDEX (reflects no                  26.46%            0.42%           -0.95%
  deduction for fees, expenses or taxes)
 BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX             5.93%            4.97%            6.33%
  (reflects no deduction for
  fees, expenses or taxes)
 MODERATE BALANCED ALLOCATION COMPOSITE                14.19%            3.58%            3.77%
  INDEX (reflects no
  deduction for fees, expenses or taxes)



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.


 4 MODERATE BALANCED FUND SUMMARY

FUND MANAGEMENT


INVESTMENT ADVISER   PORTFOLIO MANAGER, TITLE/MANAGED SINCE
Wells Fargo Funds    THOMAS C. BIWER, CFA, Portfolio Manager/2005
Management, LLC      CHRISTIAN L. CHAN, CFA, Portfolio Manager/2005
                     ANDREW OWEN, CFA, Portfolio Manager/2005



SUB-ADVISER          PORTFOLIO MANAGER, TITLE/MANAGED SINCE
Wells Capital        DOUG BEATH, Portfolio Manager/2006
Management           PETROS BOCRAY, CFA, Portfolio Manager/2009
 Incorporated        JEFFREY P. MELLAS, CAIA, Portfolio Manager/2003



References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests. For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Summary of Other Important Information Regarding Purchase and Sale of Fund Shares" beginning on page 12 of the Prospectus.


                                                MODERATE BALANCED FUND SUMMARY 5

                         ASSET ALLOCATION FUND SUMMARY
       (TO BE NAMED THE INDEX ASSET ALLOCATION FUND AS OF MARCH 1, 2010)

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Asset Allocation Fund seeks long-term total return, consisting of capital appreciation and current income.

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the aggregate in specified classes of certain WELLS FARGO ADVANTAGE FUNDS (Reg.
TM). More information about these and other discounts is available from your financial professional and in "A Choice of Share Classes" and "Reductions and Waivers of Sales Charges" on pages 31 and 33 of the Prospectus and "Additional Purchase and Redemption Information" on page 42 of the SAI.



 SHAREHOLDER FEES (fees paid directly from
  your investment)                                  CLASS A          CLASS B          CLASS C
Maximum sales charge (load) imposed on               5.75%            None             None
purchases
 (AS A PERCENTAGE OF THE OFFERING PRICE)
Maximum deferred sales charge (load)                 None             5.00%            1.00%
 (AS A PERCENTAGE OF THE OFFERING PRICE)



 ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a
percentage of the value of your
investment)                                         CLASS A          CLASS B          CLASS C
Management Fees                                      0.64%            0.64%            0.64%
Distribution (12b-1) Fees                            0.00%            0.75%            0.75%
Other Expenses                                       0.65%            0.65%            0.65%
TOTAL ANNUAL FUND OPERATING EXPENSES                 1.29%            2.04%            2.04%
Fee Waivers                                          0.14%            0.14%            0.14%
TOTAL ANNUAL FUND OPERATING EXPENSES AFTER           1.15%            1.90%            1.90%
FEE WAIVER/1/



1 The adviser has committed through January 31, 2011, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's net operating expenses, excluding brokerage commissions, interest, taxes and extraordinary expenses, do not exceed the net operating expense ratios shown. The committed net operating expense ratios may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated below and then either redeem all of your shares at the end of these periods or continue to hold them; your investment has a 5% return each year; and the Fund's operating expenses remain the same.



                                                    1 YEAR        3 YEARS      5 YEARS         10 YEARS
CLASS A (if you sell your shares at the end          $685           $947         $1,229         $2,030
 of the period)
CLASS B (if you sell your shares at the end          $693           $926         $1,285         $2,069
 of the period)
CLASS C (if you sell your shares at the end          $293           $626         $1,085         $2,358
 of the period)
CLASS A (if you do not sell your shares at           $685           $947         $1,229         $2,030
 the end of the period)
CLASS B (if you do not sell your shares at           $193           $626         $1,085         $2,069
 the end of the period)
CLASS C (if you do not sell your shares at           $193           $626         $1,085         $2,358
 the end of the period)


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 43% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
Equity Securities - We invest a portion of the Fund's assets in common stocks to replicate the S&P 500 Index. We do not individually select common stocks on the basis of traditional investment analysis. Instead, we invest in each company comprising the S&P 500 Index in proportion to its weighting in the S&P 500 Index; and
Fixed Income Securities - We invest a portion of the Fund's assets in US Treasury Bond to replicate the Barclays Capital 20+ Treasury Index. Bonds in this index have remaining maturities of 20 years or more.


 6 ASSET ALLOCATION FUND SUMMARY

The Fund invests in equity and fixed income securities with an emphasis on equity securities. The Fund's "neutral" target allocation is 60% of the Fund's total assets in equity securities and 40% of the Fund's total assets in fixed income securities. The Fund does not select individual securities for investment, rather, it buys substantially all of the securities of various indexes to replicate such indices. The Fund invests the equity portion of its assets in common stocks to replicate the S&P 500 Index, and invests the fixed income portion of its assets in U.S. Treasury Bonds to replicate the Barclays Capital 20+ Treasury index. We seek to maintain 95% or better performance correlation with the respective indexes, before fees and expenses, regardless of market conditions. We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund's target allocations. We do not anticipate making a substantial number of target allocation changes. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles. We also may use futures, options, or swap agreements, as well as other derivatives, to manage risk or to enhance return. The percentage of Fund assets that we invest in different asset classes may temporarily deviate from the Fund's target allocations due to changes in market values. We may use cash flows or effect transactions to re-establish the target allocations.


PRINCIPAL INVESTMENT RISKS
COUNTER-PARTY RISK. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.
DEBT SECURITIES RISK. The issuer of a debt security may fail to pay interest or principal when due, and changes in market interest rates may reduce the value of debt securities or reduce the Fund's returns.
DERIVATIVES RISK. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.
INDEX TRACKING RISK. The ability to track an index may be affected by, among other things, transaction costs and shareholder purchases and redemptions. ISSUER RISK. The value of a security may decline because of adverse events or circumstances that directly relate to conditions at the issuer or any entity providing it credit or liquidity support.
LEVERAGE RISK. Leverage created by borrowing or investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value. LIQUIDITY RISK. A security may not be able to be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss. An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. MARKET RISK. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.
MULTI-STYLE MANAGEMENT RISK. The management of the Fund's portfolio using different investment styles can result in higher transaction costs and lower tax efficiency than other funds which adhere to a single investment style. REGULATORY RISK. Changes in government regulations may adversely affect the value of a security.
U.S. GOVERNMENT OBLIGATIONS RISK. U.S. Government obligations may be adversely impacted by changes in interest rates, and may not be backed by the full faith and credit of the U.S. Government.

--------------------------------------------------------------------------------

PERFORMANCE

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.


                                                 ASSET ALLOCATION FUND SUMMARY 7

[GRAPHIC APPEARS HERE]


CALENDAR YEAR TOTAL RETURNS FOR CLASS A (Incepted on November 13, 1986) AS OF 12/31 EACH YEAR
(Returns do not reflect sales charges and would be lower if they did)

  2000       2001         2002        2003       2004   2005        2006       2007       2008       2009
  0.99%      -7.19%      -12.92%     22.15%      9.25%  4.80%      12.03%      7.31%      -29.12%    15.21%



                    BEST AND WORST QUARTER
Best Quarter:       Q3    2009       14.12%
Worst Quarter:      Q4    2008      -14.88%




 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/09 (Returns reflect applicable
  sales charges)                                       1 YEAR           5 YEARS          10 YEARS
CLASS A (Incepted on November 13, 1986)                  8.57%           -0.61%            0.55%
 Returns Before Taxes
CLASS A (Incepted on November 13, 1986)                  7.87%           -1.71%           -0.76%
 Returns After Taxes on
 Distributions
CLASS A (Incepted on November 13, 1986)                  5.52%           -1.02%           -0.16%
 Returns After Taxes on
 Distributions and Sale of Fund Shares
CLASS B (Incepted on January 1, 1995)                    9.37%           -0.57%            0.62%
 Returns Before Taxes
CLASS C (Incepted on April 1, 1998) Returns             13.34%           -0.18%            0.38%
 Before Taxes
S&P 500 (Reg. TM) INDEX (reflects no                    26.46%            0.42%           -0.95%
 deduction for fees, expenses or taxes)
BARCLAYS CAPITAL 20+TREASURY INDEX                     -21.40%            4.87%            7.56%
 (reflects no deduction for fees,
 expenses or taxes)
ASSET ALLOCATION COMPOSITE INDEX (reflects               5.34%            2.76%            2.97%
 no deduction for fees,
 expense or taxes)



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes.Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.


FUND MANAGEMENT

  INVESTMENT
   ADVISER
 Wells Fargo
Funds
Management,
LLC


SUB-ADVISER          PORTFOLIO MANAGER, TITLE/MANAGED SINCE
Wells Capital        GREGORY T. GENUNG, CFA, CAIA, Portfolio Manager/2006
Management           JEFFREY P. MELLAS, CAIA, Portfolio Manager /2003
Incorporated



For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Summary of Other Important Information Regarding Purchase and Sale of Fund Shares" beginning on page 12 of the Prospectus.


 8 ASSET ALLOCATION FUND SUMMARY

GROWTH BALANCED FUND SUMMARY
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE

The Growth Balanced Fund seeks total return, consisting of capital appreciation and current income.

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the aggregate in specified classes of certain WELLS FARGO ADVANTAGE FUNDS (Reg.
TM). More information about these and other discounts is available from your financial professional and in "A Choice of Share Classes" and "Reductions and Waivers of Sales Charges" on pages 31 and 33 of the Prospectus and "Additional Purchase and Redemption Information" on page 42 of the SAI.



 SHAREHOLDER FEES (fees paid directly from
  your investments)                              CLASS A         CLASS B          CLASS C
Maximum sales charge (load) imposed on             5.75%          None             None
purchases
 (AS A PERCENTAGE OF THE OFFERING PRICE)
Maximum deferred sales charge (load)               None           5.00%            1.00%
 (AS A PERCENTAGE OF THE OFFERING PRICE)



 ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a
percentage of the value of your
investment)                                         CLASS A          CLASS B          CLASS C
Management Fees                                      0.25%            0.25%            0.25%
Distribution (12b-1) Fees                            0.00%            0.75%            0.75%
Other Expenses                                       0.60%            0.60%            0.60%
Acquired Fund Fees and Expenses                      0.48%            0.48%            0.48%
(Underlying Master Portfolios)
TOTAL ANNUAL FUND OPERATING EXPENSES                 1.33%            2.08%            2.08%
Fee Waivers                                          0.13%            0.13%            0.13%
TOTAL ANNUAL FUND OPERATING EXPENSES AFTER           1.20%            1.95%            1.95%
FEE WAIVER/1/



1 The adviser has contractually committed through January 31, 2011, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's net operating expenses, including the underlying master portfolio's fees and expenses, and excluding brokerage commissions, interest, taxes and extraordinary expenses, do not exceed the net operating expense ratios shown. The committed net operating expense ratios may be increased or terminated only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated below and then either redeem all of your shares at the end of these periods or continue to hold them; your investment has a 5% return each year; and the Fund's operating expenses remain the same.



                                                   1 YEAR        3 YEARS       5 YEARS        10 YEARS
CLASS A (if you sell your shares at the end         $690           $960         $1,250         $2,074
 of the period)
CLASS B (if you sell your shares at the end         $698           $939         $1,307         $2,112
 of the period)
CLASS C (if you sell your shares at the end         $298           $639         $1,107         $2,400
 of the period)
CLASS A (if you do not sell your shares at          $690           $960         $1,250         $2,074
 the end of the period)
CLASS B (if you do not sell your shares at          $198           $639         $1,107         $2,112
 the end of the period)
CLASS C (if you do not sell your shares at          $198           $639         $1,107         $2,400
 the end of the period)


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 105% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a gateway fund that uses a "multi-style" investment approach designed to reduce the price and return volatility of the Fund and to provide more consistent returns. Currently, the Fund's portfolio combines the different equity and fixed income of several master portfolios. The Fund may also invest in additional or fewer master portfolios, in other Wells Fargo Advantage Funds, or directly in a portfolio of securities.

The Fund's "neutral" target allocation is 65% of the Fund's total assets in equity securities and 35% of the Fund's total assets in fixed income securities which is consistent with the strategy of the Fund to seek potentially greater returns in most


                                                  GROWTH BALANCED FUND SUMMARY 9
investment environments than a hypothetical fund with a higher allocation to fixed income securities, although the Fund may experience potentially higher volatility in its returns when compared to such fund. We consider the neutral target allocation of the Fund to be "balanced", with the bias in the target allocation toward the growth style within the equity allocation of the Fund to be determinative of use of the descriptive style term "growth" in the Fund's title.
The equity portion of the Fund employs a variety of investment styles by investing in a variety of underlying portfolios. The blending of multiple investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. The bulk of the Fund's equity portion is divided equally between large cap core styles, large cap value styles and large cap growth styles. The remainder is invested in small cap styles and international styles, providing broad market capitalization and regional exposure.
The fixed income portion of the Fund employs a variety of investment styles.
The blending of multiple investment styles is intended to reduce price and return volatility, and deliver more consistent returns. A majority of the Fund's fixed income portion is allocated to the underlying Managed Fixed Income Portfolio. The remainder is allocated between the Total Return Bond Portfolio and the Inflation-Protected Bond Portfolio.
The Managed Fixed Income Portfolio is a diversified portfolio of fixed- and variable-rate U.S. dollar-denominated, fixed-income securities. It may include asset backed securities, and is expected to have a dollar-weighted average duration between 2 and 6 years. The Total Return Bond Portfolio invests principally in investment-grade debt securities, including U.S. Government obligations, corporate bonds and mortgage- and asset-backed securities and is expected to have a dollar-weighted average effective duration between 4 and 5 1/2 years. The Inflation-Protected Bond Portfolio invests principally in inflation-protected debt securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies or government-sponsored entities.
We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund's target allocations. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles. We also may use futures, options, or swap agreements, as well as other derivatives, to manage risk or to enhance return. As part of managing the Fund's level of risk, both in absolute terms and relative to its benchmark, we may make changes to the target allocations among different investment styles at any time. When the percentage of Fund assets that we invest in each master portfolio temporarily deviates from the target allocations due to changes in market value, we may use cash flows or effect transactions to reestablish the target allocations.

PRINCIPAL INVESTMENT RISKS
COUNTER-PARTY RISK. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.
DEBT SECURITIES RISK. The issuer of a debt security may fail to pay interest or principal when due, and changes in market interest rates may reduce the value of debt securities or reduce the Fund's returns.
DERIVATIVES RISK. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.
EMERGING MARKETS RISK. Foreign investment risks are typically greater for securities in emerging markets, which can be more vulnerable to recessions, currency volatility, inflation and market failure.
FOREIGN INVESTMENT RISK. Foreign investments face the potential of heightened illiquidity, greater price volatility and adverse effects of political, regulatory, tax, currency, economic or other macroeconomic developments.
GROWTH STYLE INVESTMENT RISK. Growth stocks may be more expensive relative to the values of other stocks and carry potential for significant volatility and loss.
ISSUER RISK. The value of a security may decline because of adverse events or circumstances that directly relate to conditions at the issuer or any entity providing it credit or liquidity support.
LEVERAGE RISK. Leverage created by borrowing or investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value. LIQUIDITY RISK. A security may not be able to be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss. An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. MARKET RISK. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.
MORTGAGE- AND ASSET-BACKED SECURITIES RISK. Mortgage- and asset-backed securities may decline in value when defaults on the underlying mortgage or assets occur and may exhibit additional volatility in periods of changing interest rates.
MULTI-STYLE MANAGEMENT RISK. The management of the Fund's portfolio using different investment styles can result in higher transaction costs and lower tax efficiency than other funds which adhere to a single investment style. REGULATORY RISK. Changes in government regulations may adversely affect the value of a security.
SMALLER COMPANY SECURITIES RISK. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than larger company stocks.
U.S. GOVERNMENT OBLIGATIONS RISK. U.S. Government obligations may be adversely impacted by changes in interest rates, and may not be backed by the full faith and credit of the U.S. Government.
VALUE STYLE INVESTMENT RISK. Value stocks may lose value quickly and may be subject to prolonged depressed valuations.

 10 GROWTH BALANCED FUND SUMMARY

--------------------------------------------------------------------------------
PERFORMANCE

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.


[GRAPHIC APPEARS HERE]


CALENDAR YEAR TOTAL RETURNS FOR CLASS A (Incepted on October 14, 1998) AS OF 12/31 EACH YEAR
(Returns do not reflect sales charges and would be lower if they did)

  2000    2001         2002        2003       2004     2005       2006        2007         2008       2009
  7.59%   -3.15%      -15.92%     23.23%      7.81%    4.53%      12.15%      6.32%       -35.11%     28.66%



             BEST AND WORST QUARTER
 Best Quarter:       Q2    2009       15.39%
 Worst Quarter:      Q4    2008      -20.73%




 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/09 (Returns reflect applicable
  sales charges)                                      1 YEAR           5 YEARS          10 YEARS
CLASS A (Incepted on October 14, 1998)                 21.26%           -0.39%            1.33%
 Returns Before Taxes
CLASS A (Incepted on October 14, 1998)                 20.61%           -1.79%            0.09%
 Returns After Taxes on
 Distributions
CLASS A (Incepted on October 14, 1998)                 13.82%           -0.80%            0.62%
 Returns After Taxes on
 Distributions and Sale of Fund Shares
CLASS B/ /(Incepted on October 1, 1998)                22.71%           -0.36%            1.40%
 Returns Before Taxes
CLASS C/ /(Incepted on October 1, 1998)                26.74%            0.05%            1.17%
 Returns Before Taxes
S&P 500 (Reg. TM) INDEX (reflects no                   26.46%            0.42%           -0.95%
 deduction for fees, expenses or taxes)
BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX              5.93%            4.97%            6.33%
 (reflects no deduction for
 fees, expenses or taxes)
GROWTH BALANCED COMPOSITE INDEX (reflects              20.65%            2.79%            2.58%
 no deduction for fees,
 expenses or taxes)



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes.Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

FUND MANAGEMENT


INVESTMENT ADVISER   PORTFOLIO MANAGER, TITLE/MANAGED SINCE
Wells Fargo Funds    THOMAS C. BIWER, CFA, Portfolio Manager/2005
Management, LLC      CHRISTIAN L. CHAN, CFA, Portfolio Manager/2005
                     ANDREW OWEN, CFA, Portfolio Manager/2005



SUB-ADVISER          PORTFOLIO MANAGER, TITLE/MANAGED SINCE
Wells Capital        DOUG BEATH, Portfolio Manager/2006
Management           PETROS BOCRAY, CFA, Portfolio Manager/2009
Incorporated         JEFFREY P. MELLAS, CAIA, Portfolio Manager/2003


                                                 GROWTH BALANCED FUND SUMMARY 11

References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests. For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Summary of Other Important Information Regarding Purchase and Sale of Fund Shares" beginning on page 12 of the Prospectus.

SUMMARY OF OTHER IMPORTANT INFORMATION REGARDING PURCHASE AND SALE OF FUND
SHARES

TRANSACTION POLICIES


                                                                                TO PLACE ORDERS OR REDEEM
 BUYING FUND SHARES              SELLING FUND SHARES                            SHARES
------------------------------- ----------------------------------------------  -----------------------------------
 MINIMUM INITIAL INVESTMENT      See HOW TO SELL SHARES beginning on page 42    MAIL: WELLS FARGO ADVANTAGE FUNDS
 Class A and Class C: $1,000     of the Prospectus                              P.O. Box 8266
 Class B shares are generally                                                   Boston, MA 02266-8266
 closed to new investment.                                                      INTERNET: www.wellsfargo.com/
                                                                                advantagefunds
 MINIMUM ADDITIONAL                                                             PHONE OR WIRE: 1-800-222-8222
 INVESTMENT                                                                     IN PERSON: Investor Center
 All Classes: $100                                                              100 Heritage Reserve
 See HOW TO BUY SHARES                                                          Menomonee Falls,WI 53051.
 beginning on page 40 of the
 Prospectus                                                                     CONTACT YOUR FINANCIAL
                                                                                PROFESSIONAL.



In general, you can buy or sell shares of the Fund by mail, internet, phone, wire or in person on any business day. You also may buy and sell shares through a financial professional.


TAX INFORMATION

Any distributions you receive from the Fund may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax advantaged investment plan.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Consult your salesperson or visit your financial intermediary's Web site for more information.

 12 SUMMARY OF OTHER IMPORTANT INFORMATION REGARDING PURCHASE AND SALE OF FUND SHARES

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

The Funds are distributed by Wells Fargo Funds Distributor, LLC, a member of FINRA/SIPC, and an affiliate of Wells Fargo & Company. Securities Investor Protection Corporation ("SIPC") information and brochure are available at www.SIPC.org or by calling SIPC at (202)371-8300.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about certain Funds within the WELLS FARGO ADVANTAGE FUNDS (Reg. TM) family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENTS AND PRINCIPAL INVESTMENT STRATEGIES The investment objective of each Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

o  what the Fund is trying to achieve;

o  how we intend to invest your money; and

o what makes the Fund different from the other Funds offered in this Prospectus.

This section also provides a summary of each Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the principal risk factors for each Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.

--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION AND MANAGEMENT
This section provides a percentage breakdown of a Fund's assets across different master portfolios.

--------------------------------------------------------------------------------
MASTER/GATEWAY (Reg. TM) STRUCTURE
The Growth Balanced and Moderate Balanced Funds are gateway funds in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios or other Funds of WELLS FARGO ADVANTAGE FUNDS, and may invest directly in securities, to achieve its investment objective. Multiple gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios by sharing the costs and benefits of a larger pool of assets. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.

 14 KEY FUND INFORMATION

MODERATE BALANCED FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Doug Beath
Thomas C. Biwer, CFA

Petros Bocray, CFA

Christian L. Chan, CFA
Jeffrey P. Mellas, CAIA
Andrew Owen, CFA

FUND INCEPTION:
04/30/1989
CLASS A
Ticker: WFMAX
Fund Number: 1854
CLASS B
Ticker: WMOBX
Fund Number: 1855
CLASS C
Ticker: WFBCX
Fund Number: 1856

INVESTMENT OBJECTIVE
The Moderate Balanced Fund seeks total return, consisting of current income and capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
The Fund's "neutral" target allocation is as follows:

o  60% of the Fund's total assets in fixed income securities; and

o  40% of the Fund's total assets in equity securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that uses a "multi-style" investment approach designed to reduce the price and return volatility of the Fund and to provide more consistent returns. "Style" means either an approach to selecting investments, or a type of investment that is selected for a portfolio. Currently, the Fund's portfolio combines the different equity and fixed income investment styles of several master portfolios. We may invest in additional or fewer master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

The fixed income portion of the Fund's portfolio uses different fixed income investment styles. The blending of multiple fixed income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed income portion of the Fund's portfolio. The equity portion of the Fund's portfolio uses different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle.

We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund's target allocations. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles.We also may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We consider the Fund's absolute level of risk, as well as its risk relative to its benchmark in determining the allocation between the different investment styles. We may make changes to the target allocations at any time in response to market and other conditions. The percentage of Fund assets that we invest in each master portfolio may temporarily deviate from the target allocations due to changes in market value. We may use cash flows or effect transactions to re-establish the target allocations.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                       MODERATE BALANCED FUND 15

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o Emerging Markets Risk
   o Foreign Investment Risk
   o Growth Style Investment Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Mortgage- and Asset-Backed Securities Risk
   o Multi-Style Management Risk
   o Regulatory Risk
   o U.S. Government Obligations Risk
   o Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

 16 MODERATE BALANCED FUND

--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION AND MANAGEMENT
The following tables provide the Fund's target allocation, including the percentage of Fund assets allocated across the various master portfolios.
Please see "Master/Gateway (Reg. TM) Structure" for more information on these master portfolios.

                               NEUTRAL TARGET           TARGET ALLOCATION
 TARGET ALLOCATIONS             ALLOCATION                  RANGES
 FIXED INCOME STYLES               60%                      50-70%

 EQUITY STYLES                     40%                      30-50%

                                            NEUTRAL TARGET
 INVESTMENT STYLE/PORTFOLIOS                 ALLOCATION                             SUB-ADVISER
FIXED INCOME STYLES                              60.00%
  Managed Fixed Income Portfolio                                           31.50%   Galliard Capital Management, Inc.
  Stable Income Portfolio                                                  15.00%   Galliard Capital Management, Inc.
  Total Return Bond Portfolio                                               9.00%   Wells Capital Management Incorporated
  Inflation-Protected Bond Portfolio                                        4.50%   Wells Capital Management Incorporated
EQUITY STYLES                                    40.00%
                                               -------
 Large Cap Blend Style                                         10.00%
  Index Portfolio                                                          10.00%   Wells Capital Management Incorporated
 Large Cap Value Style                                         10.00%
  Equity Income Portfolio                                                   3.34%   Wells Capital Management Incorporated
  C&B Large Cap Value Portfolio                                             3.33%   Cooke & Bieler, L. P.
  Equity Value Portfolio                                                    3.33%   Systematic Financial Management, L.P.
 Large Cap Growth Style                                        10.00%
  Disciplined Growth Portfolio                                              2.00%   Smith Asset Management Group, L. P.
  Large Cap Appreciation Portfolio                                          1.00%   Cadence Capital Management, LLC
  Large Company Growth Portfolio                                            7.00%   Peregrine Capital Management, Inc.
 Small Cap Style                                                4.00%
  Emerging Growth Portfolio                                                 0.46%   Wells Capital Management Incorporated
  Small Cap Index Portfolio                                                 1.33%   Wells Capital Management Incorporated
  Small Company Growth Portfolio                                            0.87%   Peregrine Capital Management, Inc.
  Small Company Value Portfolio                                             0.13%   Peregrine Capital Management, Inc.
  Strategic Small Cap Value Portfolio                                       1.21%   Wells Capital Management Incorporated
 International Style                                            6.00%
  International Value Portfolio                                             1.50%   LSV Asset Management
  International Core Portfolio                                              1.50%   Evergreen Investments
  International Index Portfolio                                             1.50%   SSgA Funds Management, Inc.
  International Growth Portfolio                                            1.50%   Artisan Partners Limited Partnership
TOTAL FUND ASSETS                               100.00%

                                                       MODERATE BALANCED FUND 17

                             ASSET ALLOCATION FUND
       (TO BE NAMED THE INDEX ASSET ALLOCATION FUND AS OF MARCH 1, 2010)

--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Gregory T. Genung, CFA, CAIA

Jeffrey P. Mellas, CAIA

FUND INCEPTION:
11/13/1986
CLASS A
Ticker: SFAAX
Fund Number: 458
CLASS B
Ticker: SASBX
Fund Number: 459
CLASS C
Ticker: WFALX
Fund Number: 460

INVESTMENT OBJECTIVE
The Asset Allocation Fund seeks long-term total return, consisting of capital appreciation and current income.
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS

The Fund's "neutral" target allocation is as follows:
o  60% of the Fund's total assets in equity securities; and
o  40% of the Fund's total assets in fixed income securities.
--------------------------------------------------------------------------------
TARGET ALLOCATIONS

                                    NEUTRAL                  TARGET
                            TARGET ALLOCATION        ALLOCATION RANGES
 Equity Styles                   60%                     35-85%
 Fixed Income Styles             40%                     15-65%

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

The asset classes we invest in are:


o Equity Securities-We invest a portion of the Fund's assets in common stocks to replicate the S&P 500 (Reg. TM) Index. We do not individually select common stocks on the basis of traditional investment analysis. Instead, we invest in each company comprising the S&P 500 (Reg. TM) Index in proportion to its weighting in the S&P 500 (Reg. TM) Index; and

o Fixed Income Securities-We invest a portion of the Fund's assets in U.S. Treasury Bonds to replicate the Barclays Capital 20+ Treasury Index. Bonds in this index have remaining maturities of twenty years or more.

The Fund invests in equity and fixed income securities with an emphasis on equity securities. The Fund does not select individual securities for investment, rather, it buys substantially all of the securities of various indexes to replicate such indexes. The Fund invests the equity portion of its assets in common stocks to replicate the S&P 500 (Reg. TM) Index, and invests the fixed income portion of its assets in U.S. Treasury Bonds to replicate the Barclays Capital 20+ Treasury Index. We seek to maintain a 95% or better performance correlation with the respective indexes, before fees and expenses, regardless of market conditions.

We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund's target allocations. We do not anticipate making a substantial number of target allocation changes. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

The percentage of Fund assets that we invest in different asset classes may temporarily deviate from the Fund's target allocations due to changes in market values. We may use cash flows or effect transactions to re-establish the target allocations.The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 18 ASSET ALLOCATION FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS

The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o Index Tracking Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Multi-Style Management Risk
   o Regulatory Risk
   o U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                        ASSET ALLOCATION FUND 19

GROWTH BALANCED FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Doug Beath
Thomas C. Biwer, CFA

Petros Bocray, CFA

Christian L. Chan, CFA
Jeffrey P. Mellas, CAIA
Andrew Owen, CFA

FUND INCEPTION:
04/30/1989
CLASS A
Ticker: WFGBX
Fund Number: 117
CLASS B
Ticker: NVGRX
Fund Number: 337
CLASS C
Ticker:WFGWX
Fund Number: 366

INVESTMENT OBJECTIVE
The Growth Balanced Fund seeks total return, consisting of capital appreciation and current income.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
The Fund's "neutral" target allocation is as follows:

o  65% of the Fund's total assets in equity securities; and

o  35% of the Fund's total assets in fixed income securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that uses a "multi-style" investment approach designed to reduce the price and return volatility of the Fund and to provide more consistent returns. "Style" means either an approach to selecting investments, or a type of investment that is selected for a portfolio. Currently, the Fund's portfolio combines the different equity and fixed income investment styles of several master portfolios. We may invest in additional or fewer master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

The equity portion of the Fund's portfolio uses different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. The fixed income portion of the Fund's portfolio also uses different fixed income investment styles. The blending of multiple fixed income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed income portion of the Fund's portfolio.

We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund's target allocations. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles. We also may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We consider the Fund's absolute level of risk, as well as its risk relative to its benchmark in determining the allocation between the different investment styles. We may make changes to the target allocations at any time in response to market and other conditions. The percentage of Fund assets that we invest in each master portfolio may temporarily deviate from the target allocations due to changes in market value. We may use cash flows or effect transactions to re-establish the target allocations.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 20 GROWTH BALANCED FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o Emerging Markets Risk
   o Foreign Investment Risk
   o Growth Style Investment Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk

   o Management Risk
   o Market Risk
   o Mortgage- and Asset-Backed Securities Risk
   o Multi-Style Management Risk
   o Regulatory Risk
   o Smaller Company Securities Risk
   o U.S. Government Obligations Risk
   o Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                         GROWTH BALANCED FUND 21

--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION AND MANAGEMENT
The following tables provide the Fund's target allocation, including the percentage of Fund assets allocated across the various master portfolios.
Please see "Master/Gateway (Reg. TM) Structure" for more information on these master portfolios.

                               NEUTRAL TARGET           TARGET ALLOCATION
 TARGET ALLOCATIONS             ALLOCATION                  RANGES
 EQUITY STYLES                     65%                       50-80%

 FIXED INCOME STYLES               35%                       20-50%

                                            NEUTRAL TARGET
INVESTMENT STYLE/PORTFOLIOS                  ALLOCATION                              SUB-ADVISER
EQUITY STYLES                                    65.00%
 Large Cap Blend Style                                         16.25%
  Index Portfolio                                                           16.25%   Wells Capital Management Incorporated
 Large Cap Value Style                                         16.25%
  Equity Income Portfolio                                                    5.42%   Wells Capital Management Incorporated
  C&B Large Cap Value Portfolio                                              5.42%   Cooke & Bieler, L. P.
  Equity Value Portfolio                                                     5.41%   Systematic Financial Management, L.P.
 Large Cap Growth Style                                        16.25%
  Disciplined Growth Portfolio                                               3.25%   Smith Asset Management Group, L. P.
  Large Cap Appreciation Portfolio                                          1.625%   Cadence Capital Management, LLC
  Large Company Growth Portfolio                                           11.375%   Peregrine Capital Management, Inc.
 Small Cap Style                                                6.50%
  Emerging Growth Portfolio                                                  0.76%   Wells Capital Management Incorporated
  Small Cap Index Portfolio                                                  2.17%   Wells Capital Management Incorporated
  Small Company Growth Portfolio                                             1.40%   Peregrine Capital Management, Inc.
  Small Company Value Portfolio                                              0.22%   Peregrine Capital Management, Inc.
  Strategic Small Cap Value Portfolio                                        1.95%   Wells Capital Management Incorporated
 International Style                                            9.75%
  International Value Portfolio                                              2.44%   LSV Asset Management
  International Core Portfolio                                               2.44%   Evergreen Investments
  International Index Portfolio                                              2.44%   SSgA Funds Management, Inc.
  International Growth Portfolio                                             2.43%   Artisan Partners Limited Partnership
FIXED INCOME STYLES                              35.00%
                                               -------
  Managed Fixed Income Portfolio                                            24.50%   Galliard Capital Management, Inc.
  Total Return Bond Portfolio                                                7.00%   Wells Capital Management Incorporated
  Inflation-Protected Bond Portfolio                                         3.50%   Wells Capital Management Incorporated
TOTAL FUND ASSETS                               100.00%

 22 GROWTH BALANCED FUND

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for each Fund and indirectly, the principal risk factors for the master portfolios in which each Fund invests, have been previously identified and are described below. Additional information about the principal risks is included in the Statement of Additional Information.

COUNTER-PARTY RISK     When a Fund enters into a repurchase agreement, an agreement where it buys a security from a seller that agrees to repurchase the security at an agreed upon price and time, the
                       Fund is exposed to the risk that the other party will not fulfill its contractual obligation.
                       Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.

DEBT SECURITIES RISK   Debt securities, such as notes and bonds, are subject to credit risk and interest rate risk.
                       Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal when due. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that market interest rates may increase, which tends to reduce the resale value of certain debt securities, including U.S. Government obligations. Debt securities with longer durations are generally more sensitive to interest rate changes than those with shorter durations. Changes in market interest rates do not affect the rate payable on an existing debt security, unless the instrument has adjustable or variable rate features, which can reduce its exposure to interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and returns. Debt securities may also have, or become subject to, liquidity constraints.

DERIVATIVES RISK       The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                       For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.


                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 23

EMERGING MARKETS RISK          Emerging markets securities typically present even greater exposure to the risks described under "Foreign Investment Risk" and may be particularly sensitive to certain economic changes. For example, emerging market countries are more often dependent on international trade and are therefore often vulnerable to recessions in other countries.
                               Emerging markets may be under-capitalized and have less developed legal and financial systems than markets in the developed world. Additionally, emerging markets may have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities also may be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

FOREIGN INVESTMENT RISK        Foreign investments, including American Depositary Receipts (ADRs) and similar investments, are subject to more risks than U.S. domestic investments. These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. In addition, amounts realized on sales or distributions of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities. Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates. Such fluctuations may reduce the value of the investment. Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.

GROWTH STYLE INVESTMENT RISK   Growth stocks can perform differently from the market as a whole and from other types of stocks. Growth stocks may be designated as such and purchased based on the premise that the market will eventually reward a given company's long-term earnings growth with a higher stock price when that company's earnings grow faster than both inflation and the economy in general. Thus a growth style investment strategy attempts to identify companies whose earnings may or are growing at a rate faster than inflation and the economy. While growth stocks may react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks by rising in price in certain environments, growth stocks also tend to be sensitive to changes in the earnings of their underlying companies and more volatile than other types of stocks, particularly over the short term. Furthermore, growth stocks may be more expensive relative to their current earnings or assets compared to the values of other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall. Finally, during periods of adverse economic and market conditions, the stock prices of growth stocks may fall despite favorable earnings trends.

INDEX TRACKING RISK            The ability to track an index may be affected by, among other things, transaction costs and shareholder purchases and redemptions.

ISSUER RISK                    The value of a security may decline for a number of reasons that directly relate to the issuer or an entity providing credit support or liquidity support, such as management performance, financial leverage, and reduced demand for the issuer's goods, services or securities.


 24 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

LEVERAGE RISK                  Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

LIQUIDITY RISK                 A security may not be sold at the time desired or without adversely affecting the price.

MANAGEMENT RISK                We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor does anyone we contract with to provide services, such as selling agents or investment advisers, promise to make good on any such losses.

MARKET RISK                    The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value or become illiquid due to factors affecting securities markets generally or particular industries represented in the securities markets.
                               The value or liquidity of a security may decline or become illiquid due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline or become illiquid due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline or become illiquid in value simultaneously.

MORTGAGE- AND ASSET-BACKED     Mortgage- and asset-backed securities represent interests in "pools" of mortgages or other
SECURITIES RISK                assets, including consumer loans or receivables held in trust. In addition, mortgage dollar rolls are transactions in which a Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price.
                               Mortgage- and asset-backed securities, including mortgage dollar roll transactions, are subject to certain additional risks. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility. This is known as extension risk. In addition, these securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their debts sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as contraction risk. These securities also are subject to risk of default on the underlying mortgage or assets, particularly during periods of economic downturn.

MULTI-STYLE MANAGEMENT RISK    Because certain portions of a Fund's assets are managed by different portfolio managers using different styles, a Fund could experience overlapping security transactions. Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities. This may lead to higher transaction expenses and may generate higher short-term capital gains compared to a Fund using a single investment management style.

                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 25

REGULATORY RISK                Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.

SMALLER COMPANY SECURITIES     Securities of companies with smaller market capitalizations tend to be more volatile and less
RISK                           liquid than larger company stocks. Smaller companies may have no or relatively short operating histories, or be newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.

U.S. GOVERNMENT OBLIGATIONS    U.S. Government obligations include securities issued by the U.S. Treasury, U.S. Government
RISK                           agencies or government-sponsored entities. While U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government, securities issued by U.S. Government agencies or government-sponsored entities may not be backed by the full faith and credit of the U.S. Government. The Government National Mortgage Association (GNMA), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal
                               Housing Administration or the Department of Veterans Affairs. U.S. Government agencies or government-sponsored entities (i.e. not backed by the full faith and credit of the U.S.
                               Government) include the Federal National Mortgage Association (FNMA) and the Federal
                               Home Loan Mortgage Corporation (FHLMC). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection or scheduled payment of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations, the performance of a
                               Portfolio that holds securities of the entity will be adversely impacted. U.S. Government obligations are subject to low but varying degrees of credit risk, and are still subject to interest rate and market risk.

VALUE STYLE INVESTMENT RISK    Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks may be purchased based upon the belief that a given security may be out of favor. Value investing seeks to identify stocks that have depressed valuations, based upon a number of factors which are thought to be temporary in nature, and to sell them at superior profits when their prices rise in response to resolution of the issues which caused the valuation of the stock to be depressed. While certain value stocks may increase in value more quickly during periods of anticipated economic upturn, they may also lose value more quickly in periods of anticipated economic downturn. Furthermore, there is the risk that the factors which caused the depressed valuations are longer term or even permanent in nature, and that there will not be any rise in valuation. Finally, there is the increased risk in such situations that such companies may not have sufficient resources to continue as ongoing businesses, which would result in the stock of such companies potentially becoming worthless.

 26 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

PORTFOLIO HOLDINGS INFORMATION
--------------------------------------------------------------------------------

A description of the WELLS FARGO ADVANTAGE FUNDS' policies and procedures with respect to disclosure of the WELLS FARGO ADVANTAGE FUNDS' portfolio holdings is available in the Funds' Statement of Additional Information and on the WELLS FARGO ADVANTAGE FUNDS' Web site at www.wellsfargo.com/advantagefunds. In addition, Funds Management will, from time to time, include portfolio holdings information in quarterly commentaries for certain Funds. The substance of the information contained in such commentaries will also be posted to the Funds' Web site at www.wellsfargo.com/advantagefunds.

                                               PORTFOLIO HOLDINGS INFORMATION 27

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Funds and approves the selection of various companies hired to manage the Funds' operations. Except for the Funds' investment advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.


THE INVESTMENT ADVISER
Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds and the master portfolios in which each Fund, except for the Asset Allocation Fund, invests. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-adviser who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in each Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Funds' semi-annual report for the fiscal half-year ended March 31, 2009.
For a Fund's most recent fiscal year end, the advisory fee paid to Funds Management was as follows:




 ADVISORY FEES PAID
Fund Name                         AS A % OF AVERAGE DAILY NET ASSETS
Moderate Balanced Fund                             .02%
Asset Allocation Fund                              .50%
Growth Balanced Fund                               .06%


Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.

For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.


Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter and securities lending agent.


These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

 28 ORGANIZATION AND MANAGEMENT OF THE FUNDS

The Board also unanimously approved Fund name changes for certain existing Wells Fargo Advantage Funds, as shown in the table below. Shareholder approval is not required for these changes.



           FUND                         FUND NAME CHANGE
Asset Allocation Fund*         Index Asset Allocation Fund



*   Effective March 1, 2010.


THE SUB-ADVISER AND PORTFOLIO MANAGERS
The following sub-adviser and portfolio managers perform day-to-day investment management activities for the Funds. The sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds. For information regarding the sub-advisers that perform day-to-day investment management activities for the master portfolios in which certain of the Funds invest, see "The Sub-Advisers for the Master Portfolios" under the "Master/Gateway (Reg. TM)Structure" section.
--------------------------------------------------------------------------------
WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Funds. Accordingly, Wells Capital Management is responsible for the day-to-day investment management activities of these Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.


DOUG BEATH                       Mr. Beath is jointly responsible for managing the Growth Balanced Fund and Moderate
Growth Balanced Fund             Balanced Fund, both of which he has managed since 2006. Mr. Beath joined Wells
Moderate Balanced Fund           Capital Management in July 2006 as a portfolio manager with the Quantitative Asset
                                 Management Team. From 2005 to 2006, Mr. Beath was a senior vice president for SMH
                                 Research where he represented several independent investment research firms. Prior to that, from 2000 to 2005, Mr. Beath was senior vice president of research with H.C.
                                 Wainwright Economics where he provided consultation services to investment management firms and plan sponsors on macroeconomic issues and asset allocation.
                                 Education: B.A., Liberal Arts, University of Michigan; M.B.A., Fordham University.
PETROS BOCRAY, CFA               Mr. Bocray is a portfolio manager on the Quantitative Strategies team at Wells Capital
Growth Balanced Fund             Management. In this role, Mr. Bocray serves as co-manager on several of the team's
Moderate Balanced Fund           portfolios and conducts research supporting the quantitative models and investment strategies. Prior to joining the team in March 2006, Mr. Bocray worked as a portfolio manager for the Wells Fargo Wealth Management Group, where he managed private client accounts with a focus on portfolio construction and asset allocation. Education:
                                 Bachelor of Economics, College of Charleston, Charleston, South Carolina.
GREGORY T. GENUNG, CFA, CAIA     Mr. Genung is jointly responsible for managing the Asset Allocation Fund, which he has
Asset Allocation Fund            managed since 2006. Mr. Genung joined Wells Capital Management in 2001, and has
(to be named the Index Asset     since managed certain of the Wells Fargo index mutual funds, private accounts and
Allocation Fund as of March 1,   collective trust funds. Education: B.B.A. Finance, and B.A. equivalency, Economics,
2010)                            University of Minnesota, Duluth.


                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 29

JEFFREY P. MELLAS, CAIA          Mr. Mellas is jointly responsible for managing the Asset Allocation Fund, Growth
Asset Allocation Fund            Balanced Fund and the Moderate Balanced Fund, all of which he has managed since
(to be named the Index Asset     2003. Mr. Mellas joined Wells Capital Management in 2003 as Managing Director of
Allocation Fund as of March 1,   Quantitative Asset Management and Portfolio Manager. In this role, Mr. Mellas oversees
2010)                            quantitative investment management efforts on behalf of institutional separate
Growth Balanced Fund             accounts, mutual investment funds and collective investment funds. Prior to joining
Moderate Balanced Fund           Wells Capital Management, Mr. Mellas was with Alliance Capital Management since
                                 1995, as Vice President and Global Portfolio Strategist. Education: B.A., Economics,
                                 University of Minnesota; M.B.A., Finance and International Business, New York
                                 University. Additional studies: International Management Program at Haute Etudes
                                 Commerciales, Paris, France, and Universite' de Valery, Montpellier, France. He has
                                 earned the right to use the CAIA designation and is a member of the Chartered
                                 Alternative Investment Analyst Association.


 30 ORGANIZATION AND MANAGEMENT OF THE FUNDS

A CHOICE OF SHARE CLASSES
--------------------------------------------------------------------------------

After choosing a Fund, your next most important choice will be which share class to buy. The table below summarizes the features of the classes of shares available through this Prospectus. The Funds no longer offer Class B shares, except in connection with the reinvestment of any distributions and exchanges of Class B shares for Class B shares of other Wells Fargo Advantage Funds permitted by our exchange policy (see "How to Exchange Shares" later in this Prospectus). Specific Fund charges may vary, so you should review each Fund's fee table as well as the sales charge schedules that follow. Finally, you should review the "Reductions and Waivers of Sales Charges" section of the Prospectus before making your decision as to which share class to buy.

                          CLASS A                            CLASS B/1/                         CLASS C
INITIAL SALES CHARGE      5.75%                              None. Your entire investment       None. Your entire investment
                                                             goes to work immediately.          goes to work immediately.
CONTINGENT DEFERRED       None (except that a charge         5% and declines until it           1% if shares are sold within
SALES CHARGE (CDSC)       of 1% applies to certain           reaches 0% at the beginning        one year after purchase.
                          redemptions made within            of the 7th year.
                          eighteen months, following
                          purchases of $1 million or
                          more without an initial sales
                          charge).
ONGOING DISTRIBUTION      None.                              0.75%                              0.75%
(12B-1) FEES
PURCHASE MAXIMUM          None. Volume reductions            $100,000                           $1,000,000
                          given upon providing
                          adequate proof of eligibility.
ANNUAL EXPENSES           Lower ongoing expenses             Higher ongoing expenses            Higher ongoing expenses
                          than Classes B and C.              than Class A because of            than Class A because of
                                                             higher 12b-1 fees.                 higher 12b-1 fees.
CONVERSION FEATURE        Not applicable.                    Yes. Converts to Class A           No. Does not convert to
                                                             shares after a certain             Class A shares, so annual
                                                             number of years depending          expenses do not decrease.
                                                             on the Fund, so annual
                                                             expenses decrease.


1 Class B shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges and in connection with the closing of a reorganization. For Class B shares currently outstanding and Class B shares acquired upon reinvestment of dividends, all Class B share attributes, including associated CDSC schedules, conversion features, any applicable CDSC waivers, and distribution plan and shareholder services plan fees, will continue in effect.


Information regarding the Funds' sales charges, breakpoints, and waivers is available free of charge on our Web site at www.wellsfargo.com/advantagefunds. You may wish to discuss this choice with your financial consultant.

CLASS A SHARES SALES CHARGE SCHEDULE
If you choose to buy Class A shares, you will pay the public offering price
(POP) which is the net asset value (NAV) plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as "breakpoint levels," the POP is lower for these purchases. The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the NAV of those shares. Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the

                                                    A CHOICE OF SHARE CLASSES 31
percentages shown below.

                    CLASS A SHARES SALES CHARGE SCHEDULE
                                   FRONT-END SALES           FRONT-END SALES
                                    CHARGE AS %              CHARGE AS %
                                     OF PUBLIC              OF NET AMOUNT
 AMOUNT OF PURCHASE               OFFERING PRICE               INVESTED
Less than $50,000                     5.75%                     6.10%
$50,000 to $99,999                    4.75%                     4.99%
$100,000 to $249,999                  3.75%                     3.90%
$250,000 to $499,999                  2.75%                     2.83%
$500,000 to $999,999                  2.00%                     2.04%
$1,000,000 and over/1/                0.00%                     0.00%

1 We will assess a 1.00% CDSC on Class A share purchases of $1,000,000 or more if they are redeemed within eighteen months from the date of purchase, unless the dealer of record waived its commission. Certain exceptions apply (see "CDSC Waivers"). The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

CLASS B SHARES CDSC SCHEDULES

Class B shares are closed to new investors and additional investments from existing shareholders, except that existing shareholders of Class B shares may reinvest any distributions into Class B shares and exchange their Class B shares for Class B shares of other WELLS FARGO ADVANTAGE FUNDS (as permitted by our exchange policy) and except specified persons may acquire Class B shares of a Fund in connection with the closing of a reorganization. No new or subsequent investments, including through automatic investment plans, will be allowed in Class B shares of the Funds, except through a distribution reinvestment or permitted exchange or in connection with the closing of a reorganization. For Class B shares currently outstanding and Class B shares acquired upon reinvestment of dividends, all Class B shares attributes, including associated CDSC schedules, conversion features, any applicable CDSC waivers, and distribution plan and shareholder services plan fees, will continue in effect. Existing shareholders of Class B shares who redeem their shares within six years of the purchase date may pay a CDSC based on how long such shareholders have held their shares. Certain exceptions apply (see "CDSC Waivers"). The CDSC schedules are as follows:


 CLASS      RES CDSC      ULE FOR TH     DS
 REDEMP       1 YEAR        2 YEARS        3 YEARS        4 YEARS        5 YEARS        6 YEARS        7 YEARS        8 YEARS
 CDSC         5.00%          4.00%          3.00%          3.00%          2.00%          1.00%          0.00%         A shares

To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). After shares are held for six years the CDSC expires. After shares are held for seven years, the Class B shares are converted to Class A shares to reduce your future ongoing expenses.

CLASS C SHARES SALES CHARGES
If you choose Class C shares, you buy them at NAV and agree that if you redeem your shares within one year of the purchase date, you will pay a CDSC of 1.00%. At the time of purchase, the Fund's distributor pays sales commissions of up to 1.00% of the purchase price to selling agents and up to 1.00% annually thereafter. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase. To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). Class C shares do not convert to Class A shares, and therefore continue to pay higher ongoing expenses.

 32 A CHOICE OF SHARE CLASSES

REDUCTIONS AND WAIVERS OF SALES CHARGES
--------------------------------------------------------------------------------

Generally, we offer more sales charge reductions or waivers for Class A shares than for Class B and Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of the potential reductions or waivers when you are deciding which share class to buy. Consult the Statement of Additional Information for further details regarding reductions and waivers of sales charges.

CLASS A SHARES SALES CHARGE REDUCTIONS AND WAIVERS
You can pay a lower or no sales charge for the following types of purchases. If you believe you are eligible for any of the following reductions or waivers, it is up to you to ask the selling agent or shareholder servicing agent for the reduction or waiver and to provide appropriate proof of eligibility.
o You pay no sales charges on Fund shares you buy with reinvested distributions.
o You pay a lower sales charge if you are investing an amount over a breakpoint level. See "Class A Shares Sales Charge Schedule" above.
o You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of either Class A or Class B shares of the same Fund within 120 days of the date of the redemption. (Please note, you will still be charged any applicable CDSC on Class B shares you redeem.)
o By signing a LETTER OF INTENT (LOI) prior to purchase, you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. Reinvested dividends and capital gains do not count as purchases made during this period. We will hold in escrow shares equal to approximately 5% of the amount you say you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.
o RIGHTS OF ACCUMULATION (ROA) allow you to combine Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned (excluding Wells Fargo Advantage money market fund shares, unless you notify us that you previously paid a sales load on these assets) in order to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A or WealthBuilder Portfolio shares. The purchase amount used in determining the sales charge on your purchase will be calculated by multiplying the maximum public offering price by the number of Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned and adding the dollar amount of your current purchase.

                   HOW A LETTER OF INTENT CAN SAVE YOU MONEY!
   If you plan to invest, for example, $100,000 in a Wells Fargo Advantage Fund in installments over the next year, by signing a letter of intent you would pay only 3.75% sales load on the entire purchase. Otherwise, you might pay 5.75% on the first $49,999, then 4.75% on the next $50,000!

                                      REDUCTIONS AND WAIVERS OF SALES CHARGES 33

ACCOUNTS THAT CAN BE AGGREGATED
You may aggregate the following types of accounts indicated below to qualify for a volume discount:

 CAN THIS TYPE OF ACCOUNT BE AGGREGATED?           YES         NO
 Individual accounts                                X
 Joint accounts                                     X
 UGMA/UTMA accounts                                 X
 Trust accounts over which the shareholder          X
  has individual or shared authority
 Solely owned business accounts                     X
 RETIREMENT PLANS
 Traditional and Roth IRAs                          X
 SEP IRAs                                           X
 SIMPLE IRAs that use the WELLS FARGO                           X
  ADVANTAGE FUNDS prototype agreement*
 SIMPLE IRAs that do not use the WELLS FARGO        X
  ADVANTAGE FUNDS prototype agreement
 403(b) Plan accounts**                             X
 401(k) Plan accounts                                           X
 OTHER ACCOUNTS
 529 Plan accounts*                                             X
 Accounts held through other brokerage firms                    X

* These accounts may be aggregated at the plan level for purposes of establishing eligibility for volume discounts. When plan assets in Fund Class A, Class B, Class C and WealthBuilder Portfolio shares (excluding Wells Fargo Advantage money market fund shares) reach a breakpoint, all plan participants benefit from the reduced sales charge. Participant accounts will not be aggregated with personal accounts.
** Effective January 1, 2009, WELLS FARGO ADVANTAGE FUNDS will no longer offer new or accept purchases in existing 403(b) accounts utilizing the WELLS FARGO ADVANTAGE FUNDS prototype agreement.

Based on the above chart, if you believe that you own Fund shares in one or more accounts that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase specifically identify those shares to your selling agent or shareholder servicing agent. For an account to qualify for a volume discount, it must be registered in the name of, or held for the shareholder, his or her spouse or domestic partner, as recognized by applicable state law, or his or her children under the age of 21. Class A shares purchased at NAV will not be aggregated with other Fund shares for purposes of receiving a volume discount.

CLASS A SHARES SALES CHARGE WAIVERS FOR CERTAIN PARTIES
We reserve the right to enter into agreements that reduce or waive sales charges for groups or classes of shareholders. If you own Fund shares as part of another account or package such as an IRA or a sweep account, you should read the materials for that account. Those terms may supercede the terms and conditions discussed here. If you fall into any of the following categories, you can buy Class A shares at NAV:
o  Current and retired employees, directors/trustees and officers of:
   o WELLS FARGO ADVANTAGE FUNDS (including any predecessor funds);
   o Wells Fargo & Company and its affiliates; and
   o family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above.

o  Current employees of:
   o the Fund's transfer agent;
   o broker-dealers who act as selling agents;
   o family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above; and
   o each Fund's sub-adviser, but only for the Fund(s) for which such sub-adviser provides investment advisory services.

o Qualified registered investment advisers who buy through a broker-dealer or service agent who has entered into an agreement with the Fund's distributor that allows for load-waived Class A purchases.

 34 REDUCTIONS AND WAIVERS OF SALES CHARGES

o Investment companies exchanging shares or selling assets pursuant to a reorganization, merger, acquisition, or exchange offer to which the Fund is a party.
o  Section 529 college savings plan accounts.
o  Insurance company separate accounts.
o Fund of Funds, including those advised by Funds Management (WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS(SM)), subject to review and approval by Funds Management.
o Investors who held Advisor Class shares of a Wells Fargo Advantage Fund at the close of business on June 20, 2008 (the "Eligibility Time"), so long as the following conditions are met:
   o any purchases at NAV are limited to Class A shares of the same Fund in which the investor held Advisor Class shares at the Eligibility Time;
   o share purchases are made in the same account through which the investor held Advisor Class shares at the Eligibility Time;
   o the owner of the account remains the same as the account owner at the Eligibility Time; and
   o following the Eligibility Time, the account maintains a positive account balance at some time during a period of at least six months in length.

Investors who held Advisor Class shares at the Eligibility Time are also eligible to exchange their Class A shares for Class A shares of another Wells Fargo Advantage Fund without imposition of any Class A sales charges and would be eligible to make additional purchases of Class A shares of such other Fund at NAV in the account holding the shares received in exchange.

o WELLS FARGO ADVANTAGE ASSET ALLOCATION FUND investors who held Investor Class shares of the WELLS FARGO ADVANTAGE BALANCED FUND at the close of business on July 18, 2008 (the "Merger Eligibility Time"), so long as the following conditions are met:
   o any purchases at NAV are limited to Class A shares of the WELLS FARGO ADVANTAGE ASSET ALLOCATION FUND;
   o share purchases are made in the same account through which the investor held the Investor Class shares of the WELLS FARGO ADVANTAGE BALANCED FUND at the Merger Eligibility Time;
   o the owner of the account remains the same as the account owner at the Merger Eligibility Time; and
   o the account maintains a positive account balance at some time during a period of at least six months in length.

Investors who held Investor Class shares of the WELLS FARGO ADVANTAGE BALANCED FUND at the Merger Eligibility Time are also eligible to exchange their Class A shares of the WELLS FARGO ADVANTAGE ASSET ALLOCATION FUND for Class A shares of another Wells Fargo Advantage Fund without imposition of any Class A sales charges and would be eligible to make additional purchases of Class A shares of such other Fund at NAV in the account holding the shares received in exchange.

The eligibility of such investors that hold Fund shares through an account maintained by a financial institution is also subject to the following additional limitation. In the event that such an investor's relationship with and/or the services such investor receives from the financial institution subsequently changes, such investor shall thereafter no longer be eligible to purchase Class A shares at NAV. Please consult with your financial representative for further details.

o Investors who receive annuity payments under either an annuity option or from death proceeds previously invested in a Fund may reinvest such payments or proceeds in the Fund within 120 days of receiving such distribution.
o Investors who purchase shares that are to be included in certain retirement, benefit, pension, trust or investment "wrap accounts" or through an omnibus account maintained with a Fund by a broker-dealer.

CDSC WAIVERS
o You will not be assessed a CDSC on Fund shares you redeem that were purchased with reinvested distributions.
o We waive the CDSC for all redemptions made because of scheduled (Internal Revenue Code Section 72(t)(2) withdrawal schedule) or mandatory (withdrawals generally made after age 701/2 according to Internal Revenue Service (IRS) guidelines) distributions from traditional IRAs and certain other retirement plans. (See your retirement plan information for details.)

o We waive the CDSC for redemptions made in the event of the last surviving shareholder's death or for a disability suffered after purchasing shares. ("Disabled" is defined in Internal Revenue Code Section 72(m)(7).)
o We waive the CDSC for redemptions made at the direction of Funds Management in order to, for example, complete a merger or effect a Fund liquidation.
o We waive the Class C shares CDSC if the dealer of record waived its commission.
o We waive the Class C shares CDSC where a Fund did not pay a sales commission at the time of purchase.
We also reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as "wrap accounts." If you own Fund shares as part of another account or package, such as an IRA or a sweep account, you should read the terms and conditions that apply for that account. Those terms and conditions may supercede the terms and conditions discussed here. Contact your selling agent for further information.

                                      REDUCTIONS AND WAIVERS OF SALES CHARGES 35

COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS
--------------------------------------------------------------------------------

DISTRIBUTION PLAN
The Fund has adopted a Distribution Plan (12b-1 Plan) pursuant to Rule 12b-1 under the 1940 Act for the Class B and Class C shares. The 12b-1 Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses and distribution-related services or other activities including ongoing compensation to selling agents. The 12b-1 Plan also provides that, if and to the extent any shareholder servicing payments are recharacterized as payments for distribution-related services, they are approved and payable under the 12b-1 Plan. Fees paid under the 12b-1 Plan by Class B shares that are closed to new investors and additional investments (except in connection with reinvestment of any distributions and permitted exchanges and the closing of a reorganization) primarily cover past sales and distribution services, as well as ongoing services to shareholders. The fees paid under this 12b-1 Plan are as follows:


 FUND                         CLASS B             CLASS C
 Moderate Balanced             0.75%               0.75%
 Asset Allocation              0.75%               0.75%
 Growth Balanced               0.75%               0.75%

These fees are paid out of each Fund's assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than other types of sales charges.

SHAREHOLDER SERVICING PLAN
The Funds have a shareholder servicing plan. Under this plan, each Fund has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

ADDITIONAL PAYMENTS TO DEALERS
In addition to dealer reallowances and payments made by each Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates make additional payments ("Additional Payments") to certain selling or shareholder servicing agents for the Fund, which include broker-dealers. These Additional Payments are made in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These Additional Payments, which may be significant, are paid by the Fund's adviser, the distributor or their affiliates, out of their revenues, which generally come directly or indirectly from fees paid by the entire Fund complex.

In return for these Additional Payments, the Fund's adviser and distributor expect to receive certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments. Such advantages are expected to include, without limitation, placement of the Fund on a list of mutual funds offered as investment options to the selling agent's clients (sometimes referred to as "Shelf Space"); access to the selling agent's registered representatives; and/or ability to assist in training and educating the selling agent's registered representatives.

Certain selling or shareholder servicing agents receive these Additional Payments to supplement amounts payable by the Fund under the shareholder servicing plans. In exchange, these agents provide services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by each Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

The Additional Payments may create potential conflicts of interests between an investor and a selling agent who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial consultant and review carefully any disclosure by the selling agent as to what monies they receive from mutual fund advisers and distributors, as well as how your financial consultant is compensated.

The Additional Payments are typically paid in fixed dollar amounts, or based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of sales and/or assets under management, or a combination of the above. The Additional Payments are either up-front or ongoing or both. The Additional Payments differ among selling and shareholder servicing agents. Additional Payments to a selling agent that is compensated based on its customers' assets typically range between 0.05% and 0.30% in a given year of assets invested in the Fund by the selling

 36 COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS agent's customers. Additional Payments to a selling agent that is compensated based on a percentage of sales typically range between 0.10% and 0.15% of the gross sales of the Fund attributable to the selling agent. In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable FINRA regulations.

More information on the FINRA member firms that have received the Additional Payments described in this section is available in the Statement of Additional Information, which is on file with the SEC and is also available on the WELLS FARGO ADVANTAGE FUNDS website at www.wellsfargo.com/advantagefunds.

                     COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS 37

PRICING FUND SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or NAV) for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. The Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of a Fund's assets that may be invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of a Fund's assets invested directly in securities, each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.

 38 PRICING FUND SHARES

HOW TO OPEN AN ACCOUNT
--------------------------------------------------------------------------------

You can open a WELLS FARGO ADVANTAGE FUNDS account through any of the following means:

   o directly with the Fund. Complete a WELLS FARGO ADVANTAGE FUNDS application, which you may obtain by visiting our Web site at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application;

   o through a brokerage account with an approved selling agent; or

   o through certain retirement, benefit and pension plans or certain packaged investment products. (Please contact the providers of the plan or product for instructions.)

                                                       HOW TO OPEN AN ACCOUNT 39

HOW TO BUY SHARES
--------------------------------------------------------------------------------

This section explains how you can buy shares directly from WELLS FARGO ADVANTAGE FUNDS. If you're opening a new account, an account application is available on-line at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. For Fund shares held through brokerage and other types of accounts, please consult your selling agent.

 MINIMUM INVESTMENTS               INITIAL PURCHASE                                   SUBSEQUENT PURCHASES
--------------------------------- -------------------------------------------------- -------------------------------------
 Regular accounts                  $1,000                                             $100
 IRAs, IRA rollovers, Roth IRAs      $250                                             $100
 UGMA/UTMA accounts                   $50                                              $50
 Employer Sponsored                no minimum                                         no minimum
 Retirement Plans
 BUYING SHARES                     OPENING AN ACCOUNT                                 ADDING TO AN ACCOUNT
--------------------------------- -------------------------------------------------- -------------------------------------
 By Internet                       A new account may not be opened by                 o To buy additional shares or buy
---------------------------------  Internet unless you have another Wells Fargo       shares of a new Fund, visit
                                   Advantage Fund account with your bank              www.wellsfargo.com/
                                   information on file. If you do not currently       advantagefunds.
                                   have an account, refer to the section on           o Subsequent online purchases
                                   buying shares by mail or wire.                     have a minimum of $100 and a
                                   -------------------------------------------------- maximum of $100,000. You may be eligible for an exception to
                                                                                      this maximum. Please call
                                                                                      Investor Services at
                                                                                      1-800-222-8222 for more
                                                                                      information.
                                                                                      -----
 By Mail                          o Complete and sign your account                   o Enclose a voided check (for
--------------------------------- application.                                       checking accounts) or a deposit
                                  o Mail the application with your check made        slip (savings accounts).
                                  payable to the Fund to Investor Services at:       Alternatively, include a note
                                                                                     with your name, the Fund name,
                                                    REGULAR MAIL                     and your account number.
                                  --------------------------------------------------

                                            WELLS FARGO ADVANTAGE FUNDS              o Mail the deposit slip or note
                                                                                     with your check made payable
                                                   P.O. Box 8266                     to the Fund to the address on
                                                                                     the left.
                                               Boston, MA 02266-8266

                                                   OVERNIGHT ONLY
                                  -------------------------------------------------- -------------------------------------
                                            WELLS FARGO ADVANTAGE FUNDS
                                         c/o Boston Financial Data Services
                                                    30 Dan Road
                                               Canton, MA 02021-2809
                                  --------------------------------------------------
 By Telephone                      A new account may not be opened by                To buy additional shares or to buy
--------------------------------- telephone unless you have another Wells            shares of a new Fund call:
                                  Fargo Advantage Fund account with your             o Investor Services at
                                  bank information on file. If you do not            1-800-222-8222 or
                                  currently have an account, refer to the section    o 1-800-368-7550 for the
                                  on buying shares by mail or wire.                  automated phone system.
                                  -------------------------------------------------- -------------------------------------

 40 HOW TO BUY SHARES

 BUYING SHARES
-----------------------------------------------------------------------------------------------------------------
                            OPENING AN ACCOUNT                             ADDING TO AN ACCOUNT
                           ---------------------------------------------- ---------------------------------------
 In Person                 Investors are welcome to visit the Investor    See instructions shown to the left.
-------------------------- Center in person to ask questions or conduct   --------------------------------------
                           any Fund transaction. The Investor Center is
                           located at 100 Heritage Reserve,
                           Menomonee Falls, Wisconsin 53051.
                           ----------------------------------------------
                           o Complete, sign and mail your account
 By Wire                   To buy additional shares, instruct
-------------------------- application (refer to the section on buying    your bank or financial institution to
                           shares by mail)                                use the same wire instructions
                           o Provide the following instructions to your   shown to the left.
                           financial institution:                         --------------------------------------
                           State Street Bank & Trust
                           Boston, MA
                           Bank Routing Number: ABA 011000028
                           Wire Purchase Account: 9905-437-1
                           Attention: WELLS FARGO ADVANTAGE FUNDS
                           (Name of Fund, Account
                           Number and any applicable
                           share class)
                           Account Name: Provide your
                           name as registered on the
                           Fund account
                           ----------------------------------------------
 Through Your Investment   Contact your investment representative.        Contact your investment
  Representative           ---------------------------------------------- representative.
 --------------------------                                               --------------------------------------

GENERAL NOTES FOR BUYING SHARES

   o PROPER FORM. If the transfer agent receives your application in proper order before the close of the NYSE, your transactions will be priced at that day's NAV. If your application is received after the close of trading on the NYSE, it will be priced at the next business day's NAV. Failure to complete an account application properly may result in a delay in processing your request. You are eligible to earn distributions beginning on the business day after the transfer agent receives your application in proper form.

   o U.S. DOLLARS ONLY. All payments must be in U.S. dollars, and all checks must be drawn on U.S. banks.

   o INSUFFICIENT FUNDS. You will be charged a $25.00 fee for every check or Electronic Funds Transfer that is returned to us as unpaid.

   o NO FUND NAMED. When all or a portion of a payment is received for investment without a clear Fund designation, we may direct the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we receive your order in proper form.

   o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.

   o MINIMUM INITIAL AND SUBSEQUENT INVESTMENT WAIVERS. We allow a reduced minimum initial investment of $50 if you sign up for at least a $50 monthly automatic investment purchase plan. If you opened your account with the set minimum amount shown in the above chart, we allow reduced subsequent purchases for a minimum of $50 a month if you purchase through an automatic investment plan. We may also waive or reduce the minimum initial and subsequent investment amounts for purchases made through certain retirement, benefit and pension plans, certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check specific disclosure statements and applications for the program through which you intend to invest.

                                                            HOW TO BUY SHARES 41

HOW TO SELL SHARES
--------------------------------------------------------------------------------

The following section explains how you can sell shares held directly through an account with WELLS FARGO ADVANTAGE FUNDS. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.


 SELLING SHARES    TO SELL SOME OR ALL OF YOUR SHARES
----------------- ----------------------------------------------------------------------
 By Internet       Visit our Web site at www.wellsfargo.com/advantagefunds.
-----------------  Redemptions requested online are limited to a maximum of
                   $100,000. You may be eligible for an exception to this maximum.
                   Please call Investor Services at 1-800-222-8222 for more
                   information.
                   ----------------------------------------------------------------------
 By Mail          o Send a Letter of Instruction providing your name, account number, the Fund from which you wish to redeem and the
                  dollar amount you wish to receive (or write "Full Redemption"
                  to redeem your remaining account balance) to the address
                  below.
                  o Make sure all account owners sign the request exactly as their names appear on the account application.
                  o  A medallion guarantee may be required under certain
                  circumstances (see "General Notes for Selling Shares").
                                                   REGULAR MAIL
----------------- ----------------------------------------------------------------------
                                       WELLS FARGO ADVANTAGE FUNDS
                                              P.O. Box 8266
                                          Boston, MA 02266-8266
                                             OVERNIGHT ONLY
                  ----------------------------------------------------------------------
                                       WELLS FARGO ADVANTAGE FUNDS
                                   c/o Boston Financial Data Services
                                               30 Dan Road
                                          Canton, MA 02021-2809
                  ----------------------------------------------------------------------
By Wire           o To arrange for a Federal Funds wire, call 1-800-222-8222.
----------------- o Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.
                  o Wire requests are sent to your bank account next business day if your request to redeem is received before the NYSE close.
                  o There is a $10 fee for each request.
                  ----------------------------------------------------------------------
 In Person        Investors are welcome to visit the Investor Center in person to ask
----------------- questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls,
                  Wisconsin 53051.
                  ----------------------------------------------------------------------


 42 HOW TO SELL SHARES

 SELLING SHARES                            TO SELL SOME OR ALL OF YOUR SHARES
----------------------------------------- ------------------------------------------------------------------
 By Telephone /                           o Call an Investor Services representative at 1-800-222-8222 or
 Electronic Funds Transfer (EFT)          use the automated phone system 1-800-368-7550.
-----------------------------------------
                                          o Telephone privileges are automatically made available to you unless you specifically decline them on your account
                                          application or subsequently in writing.
                                          o Redemption requests may not be made by phone if the
                                          address on your account was changed in the last 15 days. In this event, you must request your redemption by mail (refer to the section on selling shares by mail).
                                          o A check will be mailed to the address on record (if there have been no changes communicated to us within the last 15 days)
                                          or transferred to a linked bank account.
                                          o Transfers made to a Wells Fargo Bank account are made
                                          available sooner than transfers to an unaffiliated institution.
                                          o Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Wells Fargo Advantage money
                                          market funds, and next day for all other WELLS FARGO ADVANTAGE
                                          FUNDS.
                                          o Redemptions to any other linked bank account may post in two business days. Please check with your financial institution for timing of posting and availability of funds.
                                          NOTE: Telephone transactions such as redemption requests
                                          made over the phone generally require only one of the
                                          account owners to call unless you have instructed us
                                          otherwise.
                                          -----------------------------------------------------------------
 Through Your Investment Representative    Contact your investment representative.
----------------------------------------- -----------------------------------------------------------------

GENERAL NOTES FOR SELLING SHARES

   o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. If your request is not in proper form, you may have to provide us with additional documentation to redeem your shares. Requests received before the cutoff time are processed on the same business day.

   o CDSC FEES. Your redemption proceeds are net of any applicable CDSC fees.

   o FORM OF REDEMPTION PROCEEDS. You may request that your redemption proceeds be sent to you by check, by Electronic Funds Transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. Although generally we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

   o TELEPHONE/INTERNET REDEMPTIONS. We will take reasonable steps to confirm that telephone and internet instructions are genuine. For example, we require proof of your identification, such as a Taxpayer Identification Number or username and password, before we will act on instructions received by telephone or the internet. We will not be liable for any losses incurred if we follow telephone or internet instructions we reasonably believe to be genuine. Your call may be recorded.

                                                           HOW TO SELL SHARES 43

   o RIGHT TO DELAY PAYMENT. We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through EFT or the Automatic Investment Plan, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Such extraordinary circumstances are discussed further in the Statement of Additional Information.

   o RETIREMENT PLANS AND OTHER PRODUCTS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supercede the directions in this Prospectus.

   o MEDALLION GUARANTEES. Medallion guarantees are required for mailed redemption requests under the following circumstances: (1) if the request is for over $100,000; (2) if the address on your account was changed within the last 15 days; or (3) if the redemption is made payable to a third party. You can get a Medallion guarantee at a financial institution such as a bank or brokerage house. We do not accept notarized signatures.

 44 HOW TO SELL SHARES

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment (I.E., a Fund not closed to new accounts), with the following exceptions:

   o Class A shares of non-money market funds may also be exchanged for Service Class shares of any money market fund; and

   o Class C shares of non-money market funds may be exchanged for Class A shares of the Wells Fargo Advantage Money Market Fund. Class A shares purchased in such an exchange may only be re-exchanged for Class C shares of non-money market funds.

o An exchange request will be processed on the same business day, provided that both Funds are open at the time the request is received. If one or both Funds are closed, the exchange will be processed on the following business day.
o You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.
o Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.
o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new
   Fund, unless your balance has fallen below that amount due to investment performance.

o Any exchange between two WELLS FARGO ADVANTAGE FUNDS must meet the minimum subsequent purchase amounts.

o Class B and Class C share exchanges will not trigger the CDSC. The new shares will continue to age according to their original schedule and will be charged the CDSC applicable to the original shares upon redemption.

Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds reserve the right to reject any purchase or exchange order for any reason. The Funds are not designed to serve as vehicles for frequent trading. Purchases or exchanges that a Fund determines could harm the Fund may be rejected.

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Funds Management monitors available shareholder trading information across all Funds on a daily basis. Funds Management will temporarily suspend the purchase and exchange privileges of an investor who completes a purchase and redemption in a Fund within 30 calendar days. Such investor will be precluded from investing in the Fund for a period of 30 calendar days.

In addition, Funds Management reserves the right to accept purchases, redemptions and exchanges made in excess of applicable trading restrictions in designated accounts held by Funds Management or its affiliate that are used at all times exclusively for addressing operational matters related to shareholder accounts, such as testing of account functions, and are maintained at low balances that do not exceed specified dollar amount limitations.

A financial intermediary through whom you may purchase shares of a Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and described in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary's

                                                       HOW TO EXCHANGE SHARES 45
policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about the restrictions or limitations on trading activity that will be applied to your account.

Certain purchases and redemptions made under the following circumstances will not be factored into Funds Management's analysis of frequent trading activity including, but not limited to: reinvestment of dividends; retirement plan contributions, loans and distributions (including hardship withdrawals); non-discretionary portfolio rebalancing associated with certain wrap accounts and retirement plans; and transactions in Section 529 Plans and registered funds of funds.

Effective March 1, 2010, the Funds' short-term trading policy will be modified. Funds Management will continue to monitor available shareholder trading information across all Funds on a daily basis. If a shareholder redeems more than $5,000 (including redemptions that are part of an exchange transaction) from a Fund, that shareholder will be "blocked" from purchasing shares of that Fund (including purchases that are part of an exchange transaction) for 30 calendar days after the redemption. This modified policy will not apply to:

o  Money market funds;
o  Ultra-short funds;
o  Purchases of shares through dividend reinvestments;
o Systematic purchases, redemptions or exchanges where a financial intermediary maintaining a shareholder account identifies the transaction as a systematic purchase, redemption or exchange at the time of the transaction;
o Rebalancing transactions within certain asset allocation or "wrap" programs where the financial intermediary maintaining a shareholder account is able to identify the transaction as part of an asset allocation program approved by Funds Management;
o Transactions initiated by a registered "fund of funds" or Section 529 Plan into an underlying fund investment;
o Certain transactions involving participants in employer-sponsored retirement plans, including: participant withdrawals due to mandatory distributions, rollovers and hardships, withdrawals of shares acquired by participants through payroll deductions, and shares purchased or redeemed by a participant in connection with plan loans; and
o Purchases below $5,000 (including purchases that are part of an exchange transaction).

 46 HOW TO EXCHANGE SHARES

ACCOUNT POLICIES
--------------------------------------------------------------------------------

AUTOMATIC PLANS
These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.

o AUTOMATIC INVESTMENT PLAN - With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.

o AUTOMATIC EXCHANGE PLAN - With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the "How to Exchange Shares" section of this Prospectus for the conditions that apply to your shares. In addition, each transaction in an Automatic Exchange Plan must be for a minimum of $100. This feature may not be available for certain types of accounts.

o SYSTEMATIC WITHDRAWAL PLAN - With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:
   o must have a Fund account valued at $10,000 or more;

   o must request a minimum redemption of $100;

   o must have your distributions reinvested; and
   o may not simultaneously participate in the Automatic Investment Plan.

o PAYROLL DIRECT DEPOSIT - With this plan, you may transfer all or a portion of your paycheck, social security check, military allotment, or annuity payment for investment into the Fund of your choice.

It generally takes about ten business days to establish a plan once we have received your instructions. It generally takes about five business days to change or cancel participation in a plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.

HOUSEHOLDING
To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.

RETIREMENT ACCOUNTS
We offer prototype documents for a variety of retirement accounts for individuals and small businesses. Please call 1-800-222-8222 for information on:

o  Individual Retirement Plans, including Traditional IRAs and Roth IRAs.
o  Small Business Retirement Plans, including Simple IRAs and SEP IRAs.

There may be special distribution requirements for a retirement account, such as required distributions or mandatory Federal income tax withholdings. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary.

SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

                                                             ACCOUNT POLICIES 47

ELECTRONIC DELIVERY OF FUND DOCUMENTS
You may elect to receive your Fund prospectuses, shareholder reports and other Fund documents electronically in lieu of paper form by enrolling on the Funds' Web site at www.wellsfargo.com/advantagedelivery. If you make this election, you will be notified by e-mail when the most recent Fund documents are available for electronic viewing and downloading.

To receive Fund documents electronically, you must have an e-mail account and an internet browser that meets the requirements described in the Privacy & Security section of the Funds' Web site at www.wellsfargo.com/advantagefunds. You may change your electronic delivery preferences or revoke your election to receive Fund documents electronically at any time by visiting www.wellsfargo.com/advantagedelivery.

STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

 48 ACCOUNT POLICIES

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Funds, except the Asset Allocation Fund, generally make distributions of any net investment income and any realized net capital gains annually. The Asset Allocation Fund makes distributions of any net investment income quarterly and any realized net capital gains at least annually. Please note, distributions have the effect of reducing the NAV per share by the amount distributed.

We offer the following distribution options. To change your current option for payment of distributions, please call 1-800-222-8222.

o AUTOMATIC REINVESTMENT OPTION - Allows you to buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the distribution is paid. This option is automatically assigned to your account unless you specify another option.

o CHECK PAYMENT OPTION - Allows you to have checks for distributions mailed to your address of record or to another name and address which you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.

o BANK ACCOUNT PAYMENT OPTION - Allows you to receive distributions directly in a checking or savings account through Electronic Funds Transfer. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written, medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

o DIRECTED DISTRIBUTION PURCHASE OPTION - Allows you to buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the distribution is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

                                                                DISTRIBUTIONS 49

TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain.

Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Also, if you are an individual Fund shareholder, the portion of your distributions attributable to dividends received by a Fund from its investments in certain U.S. and foreign corporations generally will be taxed at a maximum 15% rate of tax, as long as certain holding period requirements are met. These reduced rates of tax will expire after December 31, 2010.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to backup withholding taxes.

 50 TAXES

MASTER/GATEWAY (Reg. TM) STRUCTURE
--------------------------------------------------------------------------------

The Growth Balanced and Moderate Balanced Funds are gateway funds in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of WELLS FARGO ADVANTAGE FUNDS whose objectives and investment strategies are consistent with the gateway fund's investment objective and strategies. Through this structure, gateway funds can enhance their investment opportunities and reduce their expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits.

DESCRIPTION OF MASTER PORTFOLIOS
The following table lists the master portfolios in which some of the Funds invest. The Portfolio's investment objective is provided followed by a brief description of the Portfolio's investment strategies.


MASTER PORTFOLIO                    INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
C&B LARGE CAP VALUE PORTFOLIO       INVESTMENT OBJECTIVE: The Portfolio seeks maximum long-term total return
                                    (current income and capital appreciation), consistent with minimizing risk to principal.
                                    PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of large-
                                    capitalization companies, which we define as companies with market capitalizations of $3 billion or more. We manage a relatively focused portfolio of 30 to 50 companies that enables us to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                    We select securities for the portfolio based on an analysis of a company's financial characteristics and an assessment of the quality of a company's management. In selecting a company, we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company's top management, customers and suppliers. We believe our assessment of business quality and emphasis on valuation will protect the portfolio's assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets. We regularly review the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamentals of the business, or we have identified a more attractive investment opportunity.


                                            MASTER/GATEWAY(Reg. TM) STRUCTURE 51

 MASTER PORTFOLIO                   INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 DISCIPLINED GROWTH PORTFOLIO       INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                    PRINCIPAL INVESTMENT STRATEGIES: We invest primarily in the common stock of larger companies that, in our view, possess above-average potential for growth. We invest in a portfolio of securities with an average market capitalization greater than
                                    $5 billion. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                    We seek to identify growth companies that will report a level of corporate earnings that exceeds the level expected by investors. In seeking these companies, we use both quantitative and fundamental analysis. We may consider, among other factors, changes of earnings estimates by investment analysts, the recent trend of company earnings reports, and an analysis of the fundamental business outlook for the company. We use a variety of valuation measures to determine whether or not the share price already reflects any positive fundamentals that we have identified. We attempt to constrain the variability of the investment returns by employing risk control screens for price volatility, financial quality, and valuation. We may choose to sell a stock when a company exhibits deteriorating fundamentals or when we wish to take advantage of a better opportunity. Our sell discipline dictates that a holding must be sold if a negative earnings surprise is forecasted, company officials guide investor opinion downward, a stock becomes overvalued, or a buyout is announced.
                                    Upon the sale of any security, all of the proceeds are fully reinvested in the single most attractive company not already in the portfolio, as determined by our stock selection process.
 EMERGING GROWTH PORTFOLIO          INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                    PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of small-
                                    capitalization companies that we believe have prospects for robust and sustainable growth of revenues and earnings. We define small-capitalization companies as those with market capitalizations of $3 billion or less. Small-capitalization companies may include both domestic and foreign small-capitalization companies.
                                    We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return. We seek small-capitalization companies that are in an emerging phase of their life cycle. We believe these companies have prospects for robust and sustainable growth in earnings and revenue and their stock may benefit from positive revisions to expectations for earnings and revenue growth. Identifying and successfully anticipating those revisions often leads to stock outperformance.
                                    To find growth and anticipate positive revisions, we surround companies with exhaustive fundamental research, emphasizing companies whose management teams have histories of successfully executing their strategies and whose business models have sustainable profit potential. We combine this fundamental analysis with our assessment of the timeliness for the stocks of these companies to form an investment decision. We may invest in any sector, and at times, we may emphasize one or more particular sectors. We may sell a company's stock when we see deterioration in fundamentals that causes us to become suspicious of a company's prospective growth profile. Depending on the circumstances, we may also sell or trim a portfolio position when we see timeliness turn negative on a stock held in the portfolio. We consider our sell discipline and risk control as critical and value-
                                    added parts of our process. We may actively trade portfolio securities.


 52 MASTER/GATEWAY(Reg. TM) STRUCTURE

MASTER PORTFOLIO                    INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
EQUITY INCOME PORTFOLIO             INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation and dividend income.
                                    PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of large-
                                    capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                    We focus on identifying companies that we believe have exceptional valuations, above-market earnings growth, as well as consistency of dividend income and growth of the dividend. Our screening process to identify such premier companies involves a search by market capitalization, dividend income or potential for dividend income, and stability of earnings to refine our selection universe.
                                    Additionally, we screen for valuation by utilizing a comparative valuation tool that ranks a company's stock against a universe of other companies. This process helps us identify undervalued stocks and allows us to focus our fundamental research on stocks that appear to offer exceptional investment opportunities. Our fundamental research includes in-depth financial statement analysis that includes looking at a company's operating characteristics such as earnings and cash flow prospects, profit margin trends, and consistency of revenue growth. Other standard valuation measures are applied to this select group of stocks, such as price to earnings, price to book, price to sales and price to cash flow ratios, both on an absolute and on a relative basis. We believe that our focus on valuation, capitalization size, consistency, and dividend yield all combine to produce a diversified portfolio of high quality stocks. Because few companies meet our select screening criteria, we generally follow a low turnover approach and typically will only sell a stock if it no longer fits our criteria for a premier company.
 EQUITY VALUE PORTFOLIO             INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                    PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of large-
                                    capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                    In making investment decisions for the Portfolio, we apply a fundamentals-driven, company-specific analysis. As part of the analysis, we evaluate criteria such as price to earnings, price to book, and price to sales ratios, and cash flow. We also evaluate the companies' sales and expense trends, changes in earnings estimates and market position, as well as the industry outlook. We look for catalysts that could positively, or negatively, affect prices of current and potential companies for the Portfolio.
                                    Additionally, we seek confirmation of earnings potential before investing in a security. We also apply a rigorous screening process and manage the Portfolio's overall risk profile. We generally consider selling a stock when it has achieved its fair value, when the issuer's business fundamentals have deteriorated, or if the potential for positive change is no longer evident. We may actively trade portfolio securities.


                                            MASTER/GATEWAY(Reg. TM) STRUCTURE 53

MASTER PORTFOLIO                    INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
INDEX PORTFOLIO                     INVESTMENT OBJECTIVE: The Portfolio seeks to replicate the total return of the
                                    Standard & Poor's 500 Composite Stock Index (S&P 500 Index), before expenses.
                                    PRINCIPAL INVESTMENT STRATEGIES: We invest in substantially all of the common stocks comprising the S&P 500 Index and attempt to achieve at least a 95%
                                    correlation between the performance of the S&P 500 Index and the Portfolio's investment results, before expenses. This correlation is sought regardless of market conditions. If we are unable to achieve this correlation, then we will closely monitor the performance and composition of the S&P 500 Index and adjust the Fund's securities holdings as necessary to seek the correlation.
                                    A precise duplication of the performance of the S&P 500 Index would mean that the net asset value (NAV) of Interests, including dividends and capital gains, would increase or decrease in exact proportion to changes in the S&P 500 Index. Such a
                                    100% correlation is not feasible. Our ability to track the performance of the S&P 500
                                    Index may be affected by, among other things, transaction costs and shareholder purchases and redemptions. We continuously monitor the performance and composition of the S&P 500 Index and adjust the Portfolio's securities as necessary to reflect any changes to the S&P 500 Index and to maintain a 95% or better performance correlation, before expenses.
                                    Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.
INFLATION-PROTECTED BOND            INVESTMENT OBJECTIVE: The Portfolio seeks total return, consisting of income and
PORTFOLIO                           capital appreciation, while providing protection against inflation.
                                    PRINCIPAL INVESTMENT STRATEGIES: We invest in a portfolio consisting principally of inflation-protected debt securities issued or guaranteed by the U.S. Treasury, U.S.
                                    Government agencies or government-sponsored entities. We will purchase only securities that are rated, at the time of purchase, within the two highest rating categories assigned by a Nationally Recognized Statistical Ratings Organization, or
                                    are determined by us to be of comparable quality. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                    We generally will purchase securities that we believe have strong relative value based on an analysis of a security's characteristics (such as its principal value, coupon rate, maturity, duration and yield) in light of the current market environment. We may sell a security due to changes in its outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile.


 54 MASTER/GATEWAY(Reg. TM) STRUCTURE

MASTER PORTFOLIO                    INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
INTERNATIONAL CORE PORTFOLIO        INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                    PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of foreign issuers with strong growth potential and that offer good relative values.
                                    These companies typically have distinct competitive advantages, high or improving returns on invested capital, and a potential for positive earnings surprises. We invest primarily in developed countries, but may invest in emerging markets. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                    We follow a two-phase investment process. In the first phase, we conduct bottom-
                                    up research on international growth and value stocks using a combination of company visits, broker research, analyst meetings and financial databases. All stocks considered for purchase are analyzed using an "Economic Value Added" (EVA)
                                    methodology, which seeks to identify the factors driving company profitability, such as cost of capital and net operating margin. EVA is a performance measure that provides an estimate of the economic profit of a company by measuring the amount by which earnings exceed or fall short of the required minimum rate of return that could be generated by investing in other securities of comparable risk. In the second phase of the investment process, investment recommendations are combined with sector and country considerations for final stock selections. After a review of fundamentals of all stocks owned, we may choose to sell a holding when it no longer offers favorable growth prospects or to take advantage of a better investment opportunity. We reserve the right to hedge the Portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.
 INTERNATIONAL GROWTH PORTFOLIO     INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                    PRINCIPAL INVESTMENT STRATEGIES: We invest primarily in the equity securities of foreign issuers. We invest primarily in developed countries, but may invest in emerging markets. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                    We use a bottom-up investment process described below to construct a portfolio of international growth companies, focusing on industries or themes that we believe present accelerating growth prospects. Company visits are a key component of our investment process, providing an opportunity to develop an understanding of a company, its management and its current and future strategic plans. Company visits also provide an opportunity to identify, validate or disprove an investment theme.
                                    Particular emphasis is placed on researching well-managed companies with dominant or increasing market shares that we believe may lead to sustained earnings growth. We pay careful attention to valuation relative to a company's market or global industry in choosing investments. Securities purchased are generally those believed to offer the most compelling potential earnings growth relative to their valuation. We may choose to sell a stock when a company exhibits deteriorating fundamentals, changing circumstances affect the original reasons for its purchase, or we choose to take advantage of a better opportunity. We reserve the right to hedge the Portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.


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
MASTER PORTFOLIO                    INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
INTERNATIONAL INDEX PORTFOLIO       INVESTMENT OBJECTIVE: The Portfolio seeks to approximate the total return of an international portfolio of common stocks represented by the Morgan Stanley
                                    Capital International Europe, Australasia, Far East Index (the "MSCI EAFE Index," or
                                    the "Index"), before expenses.
                                    PRINCIPAL INVESTMENT STRATEGIES: We consider investments that provide substantially similar exposure to securities comprising the MSCI EAFE Index.
                                    Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We attempt to achieve a correlation of at least 95% between the performance of the MSCI EAFE Index and our investment results, before expenses. This correlation is sought regardless of market conditions.
                                    A precise duplication of the performance of the MSCI EAFE Index would mean that the net asset value (NAV) of Interests, including dividends and capital gains would increase and decrease in exact proportion to changes in the MSCI EAFE Index. Such a 100% correlation is not feasible. Our ability to track the performance of the MSCI
                                    EAFE Index may be affected by, among other things: the Portfolio's expenses; the amount of cash and cash equivalents held by the Portfolio; the manner in which the performance of the MSCI EAFE Index is calculated; the size of the Portfolio's investment portfolio; and the timing, frequency and size of interestholder purchases and redemptions. We use cash flows from interestholder purchase and redemption activity to maintain, to the extent feasible, the similarity of its performance to that of the MSCI EAFE Index. We regularly monitor the Portfolio's correlation to the MSCI
                                    EAFE Index and adjust the Portfolio's investments to the extent necessary to pursue a performance correlation of at least 95% with the Index. Inclusion of a security in the MSCI EAFE Index in no way implies an opinion by Morgan Stanley as to its attractiveness as an investment. We reserve the right to hedge the Portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.

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
MASTER PORTFOLIO                    INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
INTERNATIONAL VALUE PORTFOLIO       INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                    PRINCIPAL INVESTMENT STRATEGIES: We invest principally in the equity securities of foreign issuers. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We invest in equity securities of foreign issuers which we believe are undervalued in the marketplace at the time of purchase and show recent positive signals, such as an appreciation in prices and increase in earnings. Factors we consider in determining undervaluation include dividend yield, earnings relative to price, cash flow relative to price and book value relative to market value. We believe that these securities have the potential to produce future returns if their future growth exceeds the market's low expectations.
                                    We use a quantitative investment model to make investment decisions for the
                                    Portfolio. The investment model is designed to take advantage of judgmental biases that influence the decisions of many investors, such as the tendency to develop a
                                    "mindset" about a company or to wrongly equate a good company with a good investment irrespective of price. The investment model ranks securities based on fundamental measures of value (such as the dividend yield) and indicators of near-
                                    term recovery (such as recent price appreciation). This investment strategy seeks to control overall portfolio risk while maximizing the expected return. A stock is typically sold if the model indicates a decline in its ranking or if a stock's relative portfolio weight has appreciated significantly (relative to the benchmark). We reserve the right to hedge the Portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.
 LARGE CAP APPRECIATION             INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
 PORTFOLIO                          PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of large-
                                    capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                    In making investment decisions for the Portfolio, we consider companies in the
                                    Russell 1000 Index and the S&P 500 Index. We rank the stocks in this universe based upon a number of growth criteria, such as the change in consensus earnings estimates over time, the company's history of meeting earnings targets and improvements in return on equity. Stocks are also evaluated based on certain valuation criteria, such as earnings quality and price to earnings ratios. The most competitively ranked stocks are then subjected to an analysis of company fundamentals, such as management strength, competitive industry position, business prospects, and financial statement data, such as earnings, cash flows and profitability. We re-rank the universe frequently in an effort to consistently achieve a favorable balance of growth and valuation characteristics for the Portfolio. We may sell a stock when company or industry fundamentals deteriorate, when a company has negative earnings surprises, or when company management lowers expectations for sales or earnings. As a risk control measure, we may reduce our allocation to a particular stock if we see that its weighting in the Portfolio has become excessive in our view. We may actively trade portfolio securities.


                                            MASTER/GATEWAY(Reg. TM) STRUCTURE 57

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
MASTER PORTFOLIO                    INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
LARGE COMPANY GROWTH                INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
PORTFOLIO                           PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities, focusing on approximately 30 to 50 large-capitalization companies that we believe have favorable growth potential. However, we normally do not invest more than
                                    10% of the Portfolio's total assets in the securities of a single issuer. We define large-
                                    capitalization companies as those with market capitalizations of $3 billion or more.
                                    We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                    In selecting securities for the Portfolio, we seek companies that we believe are able to sustain rapid earnings growth and high profitability over a long time horizon. We seek companies that have high quality fundamental characteristics, including:
                                    dominance in their niche or industry; low cost producers; low levels of leverage;
                                    potential for high and defensible returns on capital; and management and a culture committed to sustained growth. We utilize a bottom-up approach to identify companies that are growing sustainable earnings at least 50% faster than the average of the companies comprising the S&P 500 Index. We may sell a holding if we believe it no longer will produce anticipated growth and profitability, or if the security is no longer favorably valued.
MANAGED FIXED INCOME                INVESTMENT OBJECTIVE: The Portfolio seeks consistent fixed-income returns.
PORTFOLIO                           PRINCIPAL INVESTMENT STRATEGIES: We invest in a diversified portfolio of fixed- and variable-rate U.S. dollar-denominated, fixed-income securities of a broad spectrum of U.S. and foreign issuers including U.S. Government obligations, and the debt securities of financial institutions, corporations and others.
                                    We emphasize the use of intermediate maturity securities to lessen duration and employ lower risk yield enhancement techniques to enhance return over a complete economic or interest rate cycle. We consider intermediate-term securities to be those with maturities of between 2 and 20 years.
                                    We will limit the Portfolio's investment in mortgage-backed securities to not more than 65% of total assets and its investment in other asset-backed securities to not more than 25% of total assets. In addition, we may not invest more than 30% of total assets in securities issued or guaranteed by any single agency or instrumentality of the U.S. Government, except the U.S. Treasury. Under normal circumstances, we expect the Portfolio's dollar-weighted average effective maturity to be between 3 and 12 years with a duration ranging between 2 to 6 years.
                                    While not a principal strategy, we also may invest up to 10% of the Portfolio's total assets in securities issued or guaranteed by foreign governments we deem stable, or their subdivisions, agencies, or instrumentalities; in loan or security participations;
                                    in securities of supranational organizations; and in municipal securities.


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
MASTER PORTFOLIO                    INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
SMALL CAP INDEX PORTFOLIO           INVESTMENT OBJECTIVE: The Portfolio seeks to replicate the total return of the
                                    Standard & Poor's Small Cap 600 Composite Stock Price Index (S&P 600 Small Cap
                                    Index), before expenses.
                                    PRINCIPAL INVESTMENT STRATEGIES: We generally execute portfolio transactions only to replicate the composition of the S&P 600 Small Cap Index with minimum tracking error and to minimize transaction costs. We invest cash received from portfolio security dividends or investments in the Portfolio, and raise cash to fund redemptions. The Portfolio may hold cash or cash equivalents to facilitate payment of the Portfolio's expenses or redemptions. For these and other reasons, the
                                    Portfolio's performance can be expected to approximate but not equal that of the
                                    S&P 600 Small Cap Index, before expenses. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
SMALL COMPANY GROWTH                INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
PORTFOLIO                           PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of small-
                                    capitalization companies, which we define as companies with market capitalizations of $3 billion or less. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                    In selecting securities for the Portfolio, we conduct rigorous research to identify companies where the prospects for rapid earnings growth (Discovery phase) or significant change (Overlooked phase) have yet to be well understood, and are therefore not reflected in the current stock price. This research includes meeting with the management of several hundred companies each year and conducting independent external research. Companies that fit into the Discovery phase are those with rapid or long-term (3-5 year) earnings growth prospects. Companies that fit into the Overlooked phase, are those that have the prospect for sharply accelerating near-term earnings (next 12-18 months), or companies selling at a meaningful discount to their underlying asset value. We may decrease certain stock holdings when their positions rise relative to the overall portfolio. We may sell a stock in its entirety when it reaches our sell target price, which is set at the time of purchase. We may also sell stocks that experience adverse fundamental news, or have significant short-term price declines. We may actively trade portfolio securities.


                                            MASTER/GATEWAY(Reg. TM) STRUCTURE 59

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
MASTER PORTFOLIO                    INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
SMALL COMPANY VALUE PORTFOLIO       INVESTMENT OBJECTIVE: The Portfolio seeks to provide long-term capital appreciation.
                                    PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of small-
                                    capitalization companies, which we define as companies with market capitalizations within the range of the Russell 2000 (Reg. TM) Index. The market capitalization range of the Russell 2000 (Reg. TM) Index was $78 million to $1.7 billion, as of
                                    May 31, 2009, and is expected to change frequently. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                    We seek to identify the least expensive small cap stocks across different sectors. To narrow the universe of possible candidates, we use a proprietary, quantitative screening process to emphasize companies exhibiting traditional value characteristics and to rank stocks within each sector based on these criteria. This valuation analysis allows us to focus our fundamental research efforts on the stocks that we believe are the most undervalued relative to their respective small cap peer group. We analyze each company's fundamental operating characteristics (such as price to earnings ratios, cash flows, company operations, including company prospects and profitability) to identify those companies that are the most promising within their peer group based on factors that have historically determined subsequent outperformance for a given sector. Fundamental research is primarily conducted through financial statement analysis and meetings with company management, however, third-party research is also used for due diligence purposes. We may sell a stock when it becomes fairly valued or when signs of fundamental deterioration appear.
STABLE INCOME PORTFOLIO             INVESTMENT OBJECTIVE: The Portfolio seeks current income consistent with capital appreciation.
                                    PRINCIPAL INVESTMENT STRATEGIES: We invest principally in income-producing debt securities. We may invest in a variety of debt securities, including corporate, mortgage- and asset-backed securities, and U.S. Government obligations. These securities may have fixed, floating or variable rates and may include dollar-
                                    denominated debt securities of foreign issuers. We only purchase investment-grade securities, though we may continue to hold a security that falls below investment-
                                    grade. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect the
                                    Portfolio's dollar-weighted average effective duration to be between 0.7 to 1.2 years.
                                    We emphasize investments in the debt securities market with higher yield and return expectations than U.S. Treasury securities. Our security selection process is based on a disciplined valuation process that considers cash flow, liquidity, quality, and general economic sentiment. We then purchase those securities that we believe offer the best relative value. We tend to buy and hold these securities which results in a relatively lower turnover profile. We will sell securities based on deteriorating credit, over-valuation or to replace them with more attractively valued issues.


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
MASTER PORTFOLIO                    INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
STRATEGIC SMALL CAP VALUE           INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation by
PORTFOLIO                           investing primarily in small capitalization securities.
                                    PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of small-
                                    capitalization companies that we define as companies with market capitalizations within the range of the Russell 2500TM Index. The market capitalization range of the
                                    Russell 2500TM Index was $78 million to $3.9 billion, as of May 30, 2009, and is expected to change frequently. The Portfolio may invest in equity securities of foreign issuers directly and through ADRs and similar investments. The Portfolio may invest in any sector, and at times may emphasize one or more particular sectors. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                    We utilize several different "strategic" small cap value investment styles to pursue the Portfolio's objective.
                                    A portion of the Portfolio's assets is invested by seeking to take advantage of opportunities in the market created by investors who primarily focus on the short-
                                    term prospects of companies. To identify these opportunities, we follow a bottom-
                                    up investment process that focuses on three key elements - right company, right price, and right time. First, the right companies are defined as those that have solid assets with manageable debt levels in good industries. Secondly, we seek to buy these companies at the right price. To determine the right price, we carefully evaluate the potential upside reward as well as the potential downside risk in order to arrive at a reward/risk profile for every stock considered. Lastly, we seek to buy these companies at the right time, which is typically when the prevailing market sentiment is low. We believe buying securities in a company when the prevailing sentiment with respect to such company is low allows us to limit the potential downside risk and allows us to participate in the potential upside price appreciation in the securities of such company should the business fundamentals of the company improve. We consider selling a security when it appreciates to our target price without changes to the fundamentals of the underlying company, when the fundamentals deteriorate, when the security is forced out of the Portfolio by a better idea, or when sentiment with respect to such company improves significantly.
                                    Another portion of the Portfolio's assets is invested by employing a multi-faceted investment process that consists of quantitative idea generation and rigorous fundamental research. This process involves identifying companies that we believe exhibit attractive valuation characteristics and warrant further research. We then conduct fundamental research to find securities in small-capitalization companies with a positive dynamic for change that could move the price of such securities higher. The positive dynamic may include a change in management team, a new product or service, corporate restructuring, an improved business plan, a change in the regulatory environment, or the right time for the industry in its market cycle. We typically sell a security when its fundamentals deteriorate, its relative valuation versus the peer group and market becomes expensive, or for risk management considerations. We believe the combination of buying the securities of undervalued small-capitalization companies with positive dynamics for change limits our downside risk while allowing us to potentially participate in significant upside appreciation in the price of such securities.


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
MASTER PORTFOLIO                    INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
STRATEGIC SMALL CAP VALUE           The final portion of the Portfolio's assets is invested in companies based on a
PORTFOLIO (CONTINUED)               disciplined adherence to fundamental analysis, with particular attention given to the cash flow generating capabilities of a company. Using this approach, we begin with quantitative screens that include a dividend discount model, a valuation model, as well as earnings strength and surprise models. Our initial screens are designed to develop a list of companies that appear to be undervalued relative to the market. We then perform our fundamental analysis that includes discussions with management, research analysts, and competitors to determine which companies we will purchase. Companies that we purchase generally belong to one of four categories- neglected, oversold, theme, and earnings turnaround. Neglected companies are solid performing companies that are largely ignored by the investment community. Oversold companies are companies that are oversold due to short-term earnings difficulties. Theme companies are companies poised to benefit from macroeconomic or industry wide trends. And lastly, earnings turnaround companies are companies on the verge of an earnings turnaround. We will generally sell a stock if our capitalization and valuation targets are met, if there is a negative fundamental shift in a company's dynamics, or if management has demonstrated that it cannot execute its business plan.
                                    Because the Portfolio's assets are managed by multiple portfolio managers within the Portfolio using different investment styles as described above, the Portfolio could experience overlapping security transactions where certain portfolio managers purchase securities at the same time other portfolio managers are selling those securities. This could lead to higher costs compared to other funds using a single investment management style.
                                    We may rebalance and reallocate assets across the portfolio strategies and may choose to further divide the Portfolio's assets to allow for additional portions to be managed using other investment approaches that meet the objective and investment parameters of the Portfolio.
TOTAL RETURN BOND PORTFOLIO         INVESTMENT OBJECTIVE: The Portfolio seeks total return, consisting of income and capital appreciation.
                                    PRINCIPAL INVESTMENT STRATEGIES: We invest principally in investment-grade debt securities, including U.S. Government obligations, corporate bonds and mortgage-
                                    and asset-backed securities. As part of our investment strategy, we may invest in stripped securities or enter into mortgage dollar rolls and reverse repurchase agreements, as well as invest in U.S. dollar-denominated debt securities of foreign issuers. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect to maintain an overall dollar-weighted effective duration range between 4 and 51/2 years.
                                    We invest in debt securities that we believe offer competitive returns and are undervalued, offering additional income and/or price appreciation potential, relative to other debt securities of similar credit quality and interest rate sensitivity.
                                    From time to time, we may also invest in unrated bonds that we believe are comparable to investment-grade debt securities. We may sell a security that has achieved its desired return or if we believe the security or its sector has become overvalued. We may also sell a security if a more attractive opportunity becomes available or if the security is no longer attractive due to its risk profile or as a result of changes in the overall market environment. We may actively trade portfolio securities.

 62 MASTER/GATEWAY(Reg. TM) STRUCTURE

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THE SUB-ADVISERS FOR THE MASTER PORTFOLIOS
The sub-advisers for the master portfolios are compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser to the master portfolios.
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ARTISAN PARTNERS LIMITED PARTNERSHIP (Artisan), located at 875 East Wisconsin
Avenue, Suite 800, Milwaukee, WI 53202, is a Milwaukee-based registered investment adviser. Artisan sub-advises the International Growth Portfolio in which certain gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the portfolio. Artisan provides investment management services to other mutual funds, corporate clients, endowments and foundations and multi-employer and public retirement plans.
--------------------------------------------------------------------------------
CADENCE CAPITAL MANAGEMENT, LLC (Cadence), located at 265 Franklin Street, Boston, MA 02110, is the investment sub-adviser for the Large Cap Appreciation Portfolio in which certain gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the portfolio. Cadence is a registered investment adviser that provides investment management services to pension plans, endowments, mutual funds, and individual investors.
--------------------------------------------------------------------------------
COOKE & BIELER, L.P. (Cooke & Bieler), located at 1700 Market Street, Philadelphia, PA 19103, a Pennsylvania limited partnership, is the investment sub-adviser for the C&B Large Cap Value Portfolio in which certain gateway funds invest a portion of their assets. In this capacity, Cooke & Bieler is responsible for the day-to-day investment management of the portfolio. Cooke & Bieler is a registered investment adviser that has provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1951.
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EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC ("Evergreen Investments"), an
affiliate of Funds Management, and an indirect, wholly owned subsidiary of
Wells Fargo & Company, located at 200 Berkeley Street, Boston, MA 02116-5034, sub-advises the International Core Portfolio, in which certain gateway funds invest substantially all or a portion of their assets. In this capacity, Evergreen Investments is responsible for the day-to-day investment management of the International Core Portfolio. Evergreen Investments is a registered investment adviser that has been managing mutual funds and private accounts since 1932. Evergreen Investments also acts as the investment adviser for the Evergreen Funds and supervises its daily business affairs.
--------------------------------------------------------------------------------
GALLIARD CAPITAL MANAGEMENT, INC. (Galliard), an affiliate of Funds Management and indirect wholly owned subsidiary of Wells Fargo & Company, located at LaSalle Plaza, 800 LaSalle Avenue, Suite 1100, Minneapolis, Minnesota 55479, is the investment sub-adviser for the Managed Fixed Income and Stable Income Portfolios in which certain gateway funds invest a portion of their assets. For additional information regarding Galliard, see "The Sub-Adviser and Portfolio Managers" sub-section.
--------------------------------------------------------------------------------
LSV ASSET MANAGEMENT (LSV), located at 1 North Wacker Drive, Suite 4000, Chicago, IL 60606, is the investment sub-adviser for the International Value Portfolio in which certain gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the Portfolio. LSV is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans.
--------------------------------------------------------------------------------
PEREGRINE CAPITAL MANAGEMENT, INC. (Peregrine), an affiliate of Funds Management and direct wholly owned subsidiary of Wells Fargo & Company, located at 800 LaSalle Avenue, Suite 1850, Minneapolis, MN 55402, is the investment sub-adviser for the Large Company Growth, Small Company Growth and Small Company Value Portfolios in which certain gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of these Portfolios. Peregrine is a registered investment adviser that provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans, 401(k) plans, foundations and endowments.

                                            MASTER/GATEWAY(Reg. TM) STRUCTURE 63

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SMITH ASSET MANAGEMENT GROUP, L.P. (Smith Group), located at 100 Crescent
Court, Suite 1150, Dallas, TX 75201, is the investment sub-adviser for the Disciplined Growth Portfolio in which certain gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the Portfolio. Smith Group is a registered investment adviser that provides investment management services to company retirement plans, foundations, endowments, trust companies, and high net-worth individuals using a disciplined equity style.
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SSGA FUNDS MANAGEMENT, INC. (SSgA FM), located at 1 Lincoln Street, Boston, MA
02110, is the investment sub-adviser for the International Index Portfolio in which certain gateway funds invest a portion of their assets. In this capacity, SSgA FM is responsible for the day-to-day investment management activities of the Portfolios. SSgA FM, an SEC registered investment adviser, is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. As of December 31, 2009, SSgA FM had over $168.3 billion in assets under management. SSgA FM and other State Street advisory affiliates make up State Street Global Advisors ("SSgA"), the investment management arm of State Street Corporation. With over $1,911.2 billion under management as of December 31, 2009, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East.

--------------------------------------------------------------------------------
SYSTEMATIC FINANCIAL MANAGEMENT, L.P. (Systematic), located at 300 Frank W.
Burr Boulevard, Glenpointe East, Teaneck, NJ 07666, is the investment sub-adviser for the Equity Value Portfolio in which certain gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the Portfolio. Systematic is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans.
--------------------------------------------------------------------------------
WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management and indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the investment sub-adviser for the Emerging Growth, Equity Income, Index, Inflation-Protected Bond, Small Cap Index, Strategic Small Cap Value and Total Return Bond Portfolios. For additional information regarding Wells Capital Management, see "The Sub-Adviser and Portfolio Managers" sub-section.

 64 MASTER/GATEWAY(Reg. TM) STRUCTURE

ADDITIONAL PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

This section contains additional information regarding performance of the Funds. The sub-section below titled "Index Descriptions" defines the market indices that are referenced in the Fund Summaries. The sub-section below titled "Share Class Performance" provides history for specified share classes of certain Funds.

INDEX DESCRIPTIONS
The "Average Annual Total Returns" table in each Fund's Fund Summary compares the Fund's returns with those of at least one broad-based market index. Below are descriptions of each such index. You cannot invest directly in an index.

ASSET ALLOCATION COMPOSITE     The Asset Allocation Composite Index is weighted 60% in the S&P 500 Index and 40% in the
INDEX                          Barclays Capital 20+ Treasury Index.
BARCLAYS CAPITAL 20+TREASURY   The Barclays Capital 20+Treasury Index (formerly known as Lehman Brothers 20+ Treasury
INDEX                          Index) is an unmanaged index composed of securities in the U.S. Treasury Index with maturities of 20 years or greater.
BARCLAYS CAPITAL U.S.          The Barclays Capital U.S. Aggregate Bond Index (formerly known as Lehman Brothers U.S.
AGGREGATE BOND INDEX           Aggregate Bond Index) is composed of the Barclays Capital U.S. Government/Credit Index
                               (formerly known as Lehman Brothers U.S. Government/Credit Index) and the Barclays Capital
                               U.S. Mortgage-Backed Securities Index (formerly known as Lehman Brothers U.S. Mortgage-
                               Backed Securities Index), and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities.
GROWTH BALANCED COMPOSITE      The Growth Balanced Composite Index is weighted 35% in the Barclays Capital U.S.
INDEX                          Aggregate Bond Index, 16.25% in the Russell 1000 (Reg. TM) Value Index, 16.25% in the S&P 500
                               Index, 16.25% in the Russell 1000 (Reg. TM) Growth Index, 9.75% in the MSCI EAFE Index, and
                               6.50% in
                               the Russell 2000 (Reg. TM) Index.
MODERATE BALANCED ALLOCATION   The Moderate Balanced Allocation Composite Index is weighted 45% in the Barclays Capital
COMPOSITE INDEX                U.S. Aggregate Bond Index, 15% in the Barclays Capital 9-12 Month U.S. Treasury Bond Index
                               (formerly known as Lehman Brothers 9-12 Month U.S. Treasury Bond Index), 10% in the
                               Russell 1000 (Reg. TM) Value Index, 10% in the S&P 500 Index, 10% in the Russell 1000 (Reg. TM)
                               Growth Index,
                               6% in the MSCI EAFE Index, and 4% in the Russell 2000 (Reg. TM) Index.
S&P 500 (Reg. TM) INDEX        The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value-weighted index with each stock's weight in the Index proportionate to its market value. Standard & Poor's, S&P, S&P 500 Index, Standard & Poor's
                               500 and 500 are trademarks of McGraw Hill, Inc. and have been licensed for use by the WELLS
                               FARGO ADVANTAGE ASSET ALLOCATION FUND. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty regarding the advisability of investing in the Fund.

                                           ADDITIONAL PERFORMANCE INFORMATION 65

SHARE CLASS PERFORMANCE
The performance history of share classes of certain Funds is included below due to events such as a share class's commencement of operations, a Fund's change in sub-adviser, share class modifications, mergers or reorganizations, renamed share classes, etc., that may have taken place during the periods of performance shown in the "Calendar Year Total Returns" and "Average Annual Total Returns" presented in the Fund Summaries. For example, with respect to the commencement of operations of a share class, details regarding the identity of an older predecessor share class of a newer share class of an applicable Fund, including any adjustments to reflect certain fees or expenses paid by the newer share class or inclusion of non-applicable expenses of the older predecessor share class, are listed below.

   o MODERATE BALANCED FUND - CLASS A, CLASS B AND CLASS C SHARES. Class A, Class B and Class C shares incepted on January 30, 2004. Performance shown prior to the inception of the Class A, Class B and Class C shares reflects the performance of the Administrator Class shares, adjusted to reflect Class A, Class B and Class C sales charges and expenses, as applicable.

A Fund's past performance is no guarantee of future results. A Fund's investment results will fluctuate over time, and any representation of the Fund's returns for any past period should not be considered as a representation of what a Fund's returns may be in any future period. Each Fund's annual and semi-annual reports contain additional performance information and are available upon request, without charge, by calling the telephone number listed on the back cover page of this Prospectus.

 66 ADDITIONAL PERFORMANCE INFORMATION

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following tables are intended to help you understand each Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in each Fund (assuming reinvestment of all distributions). The information, along with the report of an independent registered public accounting firm and each Fund's financial statements, is also contained in each Fund's annual report, a copy of which is available upon request.

                                                         FINANCIAL HIGHLIGHTS 67

MODERATE BALANCED FUND
CLASS A SHARES - COMMENCED ON JANUARY 30, 2004
For a share outstanding throughout each period


                                  SEPT. 30,      SEPT. 30,      SEPT. 30,     SEPT. 30,     SEPT. 30,
 FOR THE PERIOD ENDED:              2009           2008           2007          2006         2005
 NET ASSET VALUE, BEGINNING
OF PERIOD                           $17.85         $22.76         $21.97        $22.23       $21.72
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                             0.38/1/        0.55           0.65/1/      0.60          0.43
  Net realized and
   unrealized gain (loss)
   on investments                    (0.36)         (3.34)          1.73         0.75          1.13
                                    ------         ------         ------       -------       ------
  Total from investment
   operations                         0.02          (2.79)          2.38         1.35          1.56
                                    ------         ------         ------       -------       ------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                 (0.57)         (0.61)         (0.61)       (0.51)        (0.40)
  Distributions from net
   realized gain                     (0.18)         (1.51)         (0.98)       (1.10)        (0.65)
                                    ------         ------         ------       -------       ------
  Total distributions                (0.75)         (2.12)         (1.59)       (1.61)        (1.05)
                                    ------         ------         ------       -------       ------
NET ASSET VALUE, END OF
PERIOD                              $17.12         $17.85         $22.76       $21.97        $22.23
                                    ======         ======         ======       =======       ======
 TOTAL RETURN/2/                      0.94%        (13.39)%        11.33%        6.39%         7.32%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $8,669         $8,524         $9,839       $5,618        $4,745
  Ratio of net investment
   income (loss) to
   average net assets                 2.47%          2.88%          2.80%        2.75%         2.11%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/3/             1.31%          1.31%          1.28%        1.27%         1.30%
  Ratio of expenses to
   average net assets after
   waived fees and
   expenses/3/                        1.15%          1.15%          1.15%        1.15%         1.15%
  Portfolio turnover rate/4/           116%            89%            82%          93%           91%


1 Calculated based upon average shares outstanding.
2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.

3 Includes net expenses allocated from the Master Portfolio(s) in which the Fund invests.


4 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Master Portfolio by the corresponding Master Portfolio's portfolio turnover rate.


 68 FINANCIAL HIGHLIGHTS

MODERATE BALANCED FUND
CLASS B SHARES - COMMENCED ON JANUARY 30, 2004
For a share outstanding throughout each period


                                     SEPT. 30,      SEPT. 30,      SEPT. 30,     SEPT. 30,     SEPT. 30,
 FOR THE PERIOD ENDED:                 2009           2008           2007          2006          2005
NET ASSET VALUE, BEGINNING
OF PERIOD                              $17.67         $22.53         $21.76        $22.04        $21.62
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income
  (loss)                                 0.26/1/        0.42           0.47/1/       0.42          0.31
 Net realized and
  unrealized gain (loss)
  on investments                        (0.34)         (3.34)          1.72          0.76          1.08
                                       ------         ------         ------        ------        ------
 Total from investment
  operations                            (0.08)         (2.92)          2.19          1.18          1.39
                                       ------         ------         ------        ------        ------
LESS DISTRIBUTIONS:
 Distributions from net
  investment income                     (0.42)         (0.43)         (0.44)        (0.36)        (0.32)
 Distributions from net
  realized gain                         (0.18)         (1.51)         (0.98)        (1.10)        (0.65)
                                       ------         ------         ------        ------        ------
 Total distributions                    (0.60)         (1.94)         (1.42)        (1.46)        (0.97)
                                       ------         ------         ------        ------        ------
NET ASSET VALUE, END OF
PERIOD                                 $16.99         $17.67         $22.53        $21.76        $22.04
                                       ======         ======         ======        ======        ======
TOTAL RETURN/2/                          0.19%        (14.06)%        10.49%         5.60%        6.50%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
  (000s)                               $1,720         $2,177         $3,699        $3,283        $3,121
 Ratio of net investment
  income (loss) to
  average net assets                     1.72%          2.13%          2.01%         1.99%         1.35%
 Ratio of expenses to
  average net assets prior
  to waived fees and
  reimbursed expenses/3/                 2.06%          2.06%          2.03%         2.02%         2.05%
 Ratio of expenses to
  average net assets after
  waived fees and
  expenses/3/                            1.90%          1.90%          1.90%         1.90%         1.90%
 Portfolio turnover rate/4/               116%            89%            82%           93%           91%



1 Calculated based upon average shares outstanding.

2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.

3 Includes net expenses allocated from the Master Portfolio(s) in which the Fund invests.


4 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Master Portfolio by the corresponding Master Portfolio's portfolio turnover rate.


                                                         FINANCIAL HIGHLIGHTS 69

MODERATE BALANCED FUND
CLASS C SHARES - COMMENCED ON JANUARY 30, 2004
For a share outstanding throughout each period


                                         SEPT. 30,      SEPT. 30,      SEPT. 30,     SEPT. 30,     SEPT. 30,
 FOR THE PERIOD ENDED:                     2009           2008           2007          2006          2005
NET ASSET VALUE, BEGINNING
OF PERIOD                                  $17.64         $22.52         $21.77        $22.05        $21.62
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                                    0.26/1/        0.41           0.47/1/       0.43          0.31
  Net realized and
   unrealized gain (loss)
   on investments                           (0.34)         (3.33)          1.72          0.75          1.08
                                           ------         ------         ------        ------        -----
  Total from investment
   operations                               (0.08)         (2.92)          2.19          1.18          1.39
                                           ------         ------         ------        ------        -----
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                        (0.42)         (0.45)         (0.46)        (0.36)        (0.31)
  Distributions from net
   realized gain                            (0.18)         (1.51)         (0.98)        (1.10)        (0.65)
                                           ------         ------         ------        ------        -----
  Total distributions                       (0.60)         (1.96)          1.44         (1.46)        (0.96)
                                           ------         ------         ------        ------        -----
NET ASSET VALUE, END OF
PERIOD                                     $16.96         $17.64         $22.52        $21.77        $22.05
                                           ======         ======         ======        ======        =====
 TOTAL RETURN/2/                             0.21%        (14.05)%        10.49%         5.58%         6.50%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                  $1,445         $1,677         $2,034        $1,602        $1,223
  Ratio of net investment
   income (loss) to
   average net assets                        1.72%          2.13%          2.03%         2.00%         1.35%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/3/                    2.05%          2.05%          2.03%         2.02%         2.05%
  Ratio of expenses to
   average net assets after
   waived fees and
   expenses/3/                               1.90%          1.90%          1.90%         1.90%         1.90%
  Portfolio turnover rate/4/                  116%            89%            82%           93%           91%



1 Calculated based upon average shares outstanding.

2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.

3 Includes net expenses allocated from the Master Portfolio(s) in which the Fund invests.


4 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Master Portfolio by the corresponding Master Portfolio's portfolio turnover rate.


 70 FINANCIAL HIGHLIGHTS

ASSET ALLOCATION FUND
(TO BE NAMED THE INDEX ASSET ALLOCATION FUND AS OF MARCH 1, 2010)

CLASS A SHARES - COMMENCED ON NOVEMBER 13, 1986
For a share outstanding throughout each period


                                        SEPT. 30,        SEPT. 30,       SEPT. 30,      SEPT. 30,      SEPT. 30,
 FOR THE PERIOD ENDED:                   2009              2008            2007           2006           2005
 NET ASSET VALUE, BEGINNING
OF PERIOD                                 $17.63           $23.12          $20.94         $19.99         $18.80
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                                   0.31/1/          0.44/1/         0.47/1/        0.44           0.40
  Net realized and
   unrealized gain (loss)
   on investments                          (1.21)           (4.36)           2.58           1.16           1.64
                                        --------         --------        --------       --------       --------
  Total from investment
   operations                              (0.90)           (3.92)           3.05           1.60           2.04
                                        --------         --------        --------       --------       --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                       (0.31)           (0.44)          (0.47)         (0.43)         (0.41)
  Distributions from net
   realized gain                            0.00/2/         (1.13)          (0.40)         (0.22)         (0.44)
                                        --------         --------        --------       --------       --------
  Total distributions                      (0.31)           (1.57)          (0.87)         (0.65)         (0.85)
                                        --------         --------        --------       --------       --------
 NET ASSET VALUE, END OF
PERIOD                                    $16.42           $17.63          $23.12         $20.94         $19.99
                                        ========         ========        ========       ========       ========
 TOTAL RETURN                              (4.85)%         (17.92)%         14.83%          8.13%         11.03%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                               $646,455         $777,876        $914,716       $871,848       $934,783
  Ratio of net investment
   income (loss) to
   average net assets                       2.13%            2.17%           2.12%          2.13%          2.06%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses                      1.29%            1.29%           1.25%          1.26%          1.23%
  Ratio of expenses to
   average net assets after
   waived fees and
   expenses                                 1.15%            1.15%           1.15%          1.15%          1.15%
  Portfolio turnover rate                     43%              45%             16%            11%             6%


1 Calculated based upon average shares outstanding.

2 Amount is less than 0.005.

                                                         FINANCIAL HIGHLIGHTS 71

ASSET ALLOCATION FUND
(TO BE NAMED THE INDEX ASSET ALLOCATION FUND AS OF MARCH 1, 2010)

CLASS B SHARES - COMMENCED ON JANUARY 1, 1995
For a share outstanding throughout each period


                                        SEPT. 30,       SEPT. 30,      SEPT. 30,      SEPT. 30,      SEPT. 30,
 FOR THE PERIOD ENDED:                    2009            2008           2007          2006           2005
 NET ASSET VALUE, BEGINNING
OF PERIOD                                 $10.74          $14.07         $12.73         $12.15         $11.42
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                                   0.13/1/         0.18/1/        0.19/1/        0.18           0.15
  Net realized and
   unrealized gain (loss)
   on investments                          (0.74)          (2.66)          1.57           0.70           1.00
                                        --------         -------        -------       --------       --------
  Total from investment
   operations                              (0.61)          (2.48)          1.76           0.88           1.15
                                        --------         -------        -------       --------       --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                       (0.11)          (0.16)         (0.18)         (0.17)         (0.15)
  Distributions from net
   realized gain                            0.00/2/        (0.69)         (0.24)         (0.13)         (0.27)
                                        --------         -------        -------       --------       --------
  Total distributions                      (0.11)          (0.85)         (0.42)         (0.30)         (0.42)
                                        --------         -------        -------       --------       --------
 NET ASSET VALUE, END OF
PERIOD                                    $10.02          $10.74         $14.07         $12.73         $12.15
                                        ========         =======        =======       ========       ========
 TOTAL RETURN                              (5.48)%        (18.56)%        14.03%          7.33%         10.19%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                $15,201         $31,831        $85,203       $125,661       $146,644
  Ratio of net investment
   income (loss) to
   average net assets                       1.43%           1.42%          1.36%          1.38%          1.33%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses                      2.04%           2.04%          2.00%          2.01%          1.98%
  Ratio of expenses to
   average net assets after
   waived fees and
   expenses                                 1.90%           1.90%          1.90%          1.90%          1.90%
  Portfolio turnover rate                     43%             45%            16%            11%             6%



1 Calculated based upon average shares outstanding.


2 Amount is less than 0.005.


 72 FINANCIAL HIGHLIGHTS

ASSET ALLOCATION FUND
(TO BE NAMED THE INDEX ASSET ALLOCATION FUND AS OF MARCH 1, 2010)

CLASS C SHARES - COMMENCED ON APRIL 1, 1998
For a share outstanding throughout each period


                                        SEPT. 30,       SEPT. 30,      SEPT. 30,     SEPT. 30,     SEPT. 30,
 FOR THE PERIOD ENDED:                    2009            2008           2007          2006          2005
 NET ASSET VALUE, BEGINNING
OF PERIOD                                 $10.73          $14.07         $12.75        $12.16       $11.44
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                                   0.12/1/         0.18/1/        0.18/1/       0.17         0.17
  Net realized and
   unrealized gain (loss)
   on investments                          (0.73)          (2.66)          1.56          0.72         0.98
                                         -------         -------        -------       -------      -------
  Total from investment
   operations                              (0.61)          (2.48)          1.74          0.89         1.15
                                         -------         -------        -------       -------      -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                       (0.12)          (0.17)         (0.18)        (0.17)       (0.16)
  Distributions from net
   realized gain                            0.00/2/        (0.69)         (0.24)        (0.13)       (0.27)
                                         -------         -------        -------       -------      -------
  Total distributions                      (0.12)          (0.86)         (0.42)        (0.30)       (0.43)
                                         -------         -------        -------       -------      -------
 NET ASSET VALUE, END OF
PERIOD                                    $10.00          $10.73         $14.07        $12.75       $12.16
                                         =======         =======        =======       =======      =======
 TOTAL RETURN                              (5.51)%        (18.56)%        13.91%         7.42%       10.15%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                $19,162         $24,975        $36,028       $36,261      $40,795
  Ratio of net investment
   income (loss) to
   average net assets                       1.39%           1.42%          1.37%         1.38%        1.26%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses                      2.03%           2.03%          2.00%         2.01%        1.98%
  Ratio of expenses to
   average net assets after
   waived fees and
   expenses                                 1.90%           1.90%          1.90%         1.90%        1.90%
  Portfolio turnover rate                     43%             45%            16%           11%           6%



1 Calculated based upon average shares outstanding.


2 Amount is less than 0.005.


                                                         FINANCIAL HIGHLIGHTS 73

GROWTH BALANCED FUND
CLASS A SHARES - COMMENCED ON OCTOBER 14, 1998
For a share outstanding throughout each period


                                        SEPT. 30,       SEPT. 30,      SEPT. 30,     SEPT. 30,     SEPT. 30,
 FOR THE PERIOD ENDED:                    2009            2008           2007          2006          2005
 NET ASSET VALUE, BEGINNING
OF PERIOD                                 $25.63          $36.21         $33.51        $33.09       $30.51
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                                   0.41/1/         0.63/1/        0.61          0.60         0.52
  Net realized and
   unrealized gain (loss)
   on investments                          (1.32)          (7.32)          4.40          1.98         2.68
                                         -------         -------        -------       -------      -------
  Total from investment
   operations                              (0.91)          (6.69)          5.01          2.58         3.20
                                         -------         -------        -------       -------      -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                       (0.52)          (0.63)         (0.53)        (0.45)       (0.41)
  Distributions from net
   realized gain                           (0.08)          (3.26)         (1.78)        (1.71)       (0.21)
                                         -------         -------        -------       -------      -------
  Total distributions                      (0.60)          (3.89)         (2.31)        (2.16)       (0.62)
                                         -------         -------        -------       -------      -------
 NET ASSET VALUE, END OF
PERIOD                                    $24.12          $25.63         $36.21        $33.51       $33.09
                                         =======         =======        =======       =======      =======
 TOTAL RETURN/2/                           (2.95)%        (20.42)%        15.55%         8.13%       10.58%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                $55,318         $55,626        $79,411       $64,560      $58,091
  Ratio of net investment
   income (loss) to
   average net assets                       1.95%           2.09%          1.89%         1.89%        1.59%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/3/                   1.32%           1.34%          1.32%         1.30%        1.33%
  Ratio of expenses to
   average net assets after
   waived fees and
   expenses/3/                              1.20%           1.20%          1.20%         1.20%        1.20%
  Portfolio turnover rate/4/                 105%             80%            75%           80%          80%


1 Calculated based upon average shares outstanding.
2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.

3 Includes net expenses allocated from the Master Portfolio(s) in which the Fund invests.


4 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Master Portfolio by the corresponding Master Portfolio's portfolio turnover rate.


 74 FINANCIAL HIGHLIGHTS

GROWTH BALANCED FUND
CLASS B SHARES - COMMENCED ON OCTOBER 1, 1998
For a share outstanding throughout each period


                                        SEPT. 30,       SEPT. 30,      SEPT. 30,     SEPT. 30,     SEPT. 30,
 FOR THE PERIOD ENDED:                    2009            2008           2007          2006         2005
 NET ASSET VALUE, BEGINNING
OF PERIOD                                 $22.70          $32.51         $30.29        $30.12       $27.83
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                                   0.22/1/         0.36/1/        0.33          0.30         0.23
  Net realized and
   unrealized gain (loss)
   on investments                          (1.13)          (6.52)          3.95          1.81         2.47
                                         -------         -------        -------       -------      -------
  Total from investment
   operations                              (0.91)          (6.16)          4.28          2.11         2.70
                                         -------         -------        -------       -------      -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                       (0.25)          (0.39)         (0.28)        (0.23)       (0.20)
  Distributions from net
   realized gain                           (0.08)          (3.26)         (1.78)        (1.71)       (0.21)
                                         -------         -------        -------       -------      -------
  Total distributions                      (0.33)          (3.65)         (2.06)        (1.94)       (0.41)
                                         -------         -------        -------       -------      -------
 NET ASSET VALUE, END OF
PERIOD                                    $21.46          $22.70         $32.51        $30.29       $30.12
                                         =======         =======        =======       =======      =======
 TOTAL RETURN/2/                           (3.66)%        (21.02)%        14.69%         7.30%        9.76%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                $13,869         $31,892        $66,097       $73,602      $85,327
  Ratio of net investment
   income (loss) to
   average net assets                       1.21%           1.31%          1.12%         1.12%        0.84%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/3/                   2.08%           2.09%          2.06%         2.05%        2.08%
  Ratio of expenses to
   average net assets after
   waived fees and
   expenses/3/                              1.95%           1.95%          1.95%         1.95%        1.95%
  Portfolio turnover rate/4/                 105%             80%            75%           80%          80%



1 Calculated based upon average shares outstanding.

2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.

3 Includes net expenses allocated from the Master Portfolio(s) in which the Fund invests.


4 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Master Portfolio by the corresponding Master Portfolio's portfolio turnover rate.


                                                         FINANCIAL HIGHLIGHTS 75

GROWTH BALANCED FUND
CLASS C SHARES - COMMENCED ON OCTOBER 1, 1998
For a share outstanding throughout each period


                                         SEPT. 30,      SEPT. 30,      SEPT. 30,     SEPT. 30,     SEPT. 30,
 FOR THE PERIOD ENDED:                     2009           2008           2007          2006         2005
 NET ASSET VALUE, BEGINNING
OF PERIOD                                 $22.77          $32.60         $30.37        $30.19       $27.81
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                                   0.23/1/         0.36/1/        0.33          0.32         0.21
  Net realized and
   unrealized gain (loss)
   on investments                          (1.17)          (6.54)          3.97          1.80         2.50
                                         -------         -------        -------       -------      -------
  Total from investment
   operations                              (0.94)          (6.18)          4.30          2.12         2.71
                                         -------         -------        -------       -------      -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                       (0.33)          (0.39)         (0.29)        (0.23)       (0.12)
  Distributions from net
   realized gain                           (0.08)          (3.26)         (1.78)        (1.71)       (0.21)
                                         -------         -------        -------       -------      -------
  Total distributions                      (0.41)          (3.65)         (2.07)        (1.94)       (0.33)
                                         -------         -------        -------       -------      -------
 NET ASSET VALUE, END OF
PERIOD                                    $21.42          $22.77         $32.60        $30.37       $30.19
                                         =======         =======        =======       =======      =======
 TOTAL RETURN/2/                           (3.69)%        (21.02)%        14.72%         7.29%        9.79%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                 $7,738          $9,588        $15,226       $16,351      $18,262
  Ratio of net investment
   income (loss) to
   average net assets                       1.21%           1.33%          1.12%         1.12%        0.84%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/3/                   2.06%           2.08%          2.06%         2.05%        2.08%
  Ratio of expenses to
   average net assets after
   waived fees and
   expenses/3/                              1.95%           1.95%          1.95%         1.95%        1.95%
  Portfolio turnover rate/4/                 105%             80%            75%           80%          80%



1 Calculated based upon average shares outstanding.

2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.

3 Includes net expenses allocated from the Master Portfolio(s) in which the Fund invests.


4 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Master Portfolio by the corresponding Master Portfolio's portfolio turnover rate.


 76 FINANCIAL HIGHLIGHTS

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on each Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period. The Report of Independent Registered Public Accounting Firm and each Fund's audited financial statements included in the Fund's most recent annual report are incorporated by reference into this Prospectus.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

On the Internet:
www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]




                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                               020AFR/P501 02-10
                                                          ICA Reg. No. 811-09253

(Copyright) 2010 Wells Fargo Funds Management, LLC. All rights reserved.

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]

                                FEBRUARY 1, 2010

                                   Prospectus

                              Administrator Class

WELLS FARGO ADVANTAGE FUNDS (Reg. TM) -  ALLOCATION FUNDS

Conservative Allocation Fund -  NVCBX

Moderate Balanced Fund -  NVMBX

Asset Allocation Fund -  WFAIX

(to be named the Index Asset Allocation Fund as of March 1, 2010)


Growth Balanced Fund -  NVGBX

Aggressive Allocation Fund -  NWBEX

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

           Please file this Prospectus Supplement with your records.

                            WELLS FARGO FUNDS TRUST

               WELLS FARGO ADVANTAGE INDEX ASSET ALLOCATION FUND

              CLASS A, CLASS B, CLASS C, AND ADMINISTRATOR CLASS

  Supplement dated March 1, 2010, to the Prospectuses dated February 1, 2010.

This supplement contains important information about the Index Asset Allocation Fund ("the Fund"), formerly known as the Asset Allocation Fund.

At a meeting of the Wells Fargo Advantage Funds Board of Trustees (the "Board") held on

January 11, 2010, the Board approved changes to the Principal Investments of the Fund. Effective

March 1, 2010, the new Principal Investments are as follows:

Principal Investments

Under normal circumstances, we invest:

    . at least 80% of the Fund's net assets in equity and fixed income securities designed to replicate the holdings and weightings of the securities comprising the S&P 500 Index and Barclays Capital 20+ Treasury Index.

The Fund's "neutral" target allocation is as follows:

    .  60% of the Fund's total assets in equity securities; and

    .  40% of the Fund's total assets in fixed income securities.

The Investment Objective and Principal Investment Strategies of the Fund remain unchanged.

                                                                  AFR030/P501SP

TABLE OF CONTENTS
--------------------------------------------------------------------------------

FUND SUMMARIES
A SUMMARY OF INFORMATION ABOUT EACH FUND, INCLUDING: INVESTMENT OBJECTIVE, FEES AND EXPENSES, PORTFOLIO TURNOVER, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, MANAGEMENT OF THE FUND, TRANSACTION POLICIES AND TAX INFORMATION



Conservative Allocation Fund Summary                2
Moderate Balanced Fund Summary                      5
Asset Allocation Fund Summary                       8
Growth Balanced Fund Summary                       12
Aggressive Allocation Fund Summary                 15
Summary of Other Important Information             18
   Regarding Purchase and Sale of Fund Shares


--------------------------------------------------------------------------------


THE FUNDS
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENTS, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS



Key Fund Information                               20
Conservative Allocation Fund                       21
Moderate Balanced Fund                             24
Asset Allocation Fund                              27
Growth Balanced Fund                               29
Aggressive Allocation Fund                         32
Description of Principal Investment Risks          35
Portfolio Holdings Information                     39


--------------------------------------------------------------------------------


ORGANIZATION AND MANAGEMENT OF
THE FUNDS
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY



Organization and Management of the Funds           40
About Wells Fargo Funds Trust                      40
The Investment Adviser                             40
The Sub-Adviser and Portfolio Managers             42


--------------------------------------------------------------------------------


YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO BUY, SELL AND EXCHANGE FUND SHARES



Compensation to Dealers and Shareholder            44
   Servicing Agents
Pricing Fund Shares                                45
How to Buy Shares                                  46
How to Sell Shares                                 48
How to Exchange Shares                             50
Account Policies                                   52


--------------------------------------------------------------------------------


OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS



Distributions                                      54
Taxes                                              54
Master/Gateway (Reg. TM) Structure                 55
Additional Performance Information                 69
Financial Highlights                               71
For More Information                       Back Cover



^

CONSERVATIVE ALLOCATION FUND SUMMARY
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE

The Conservative Allocation Fund seeks total return, consisting primarily of current income.

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares.


 SHAREHOLDER FEES
(fees paid directly from your investments)
  Maximum sales charge (load) imposed on                   None
  purchases(AS A PERCENTAGE
   OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)(AS A                None
  PERCENTAGE OF THE OFFERING
   PRICE)


                   ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
  Management Fees                                          0.25%
  Distribution (12b-1) Fees                                0.00%
  Other Expenses                                           0.44%
  Acquired Fund Fees and Expenses                          0.41%
  (Underlying Master Portfolios)
  TOTAL ANNUAL FUND OPERATING EXPENSES                     1.10%
  Fee Waivers                                              0.25%
  TOTAL ANNUAL FUND OPERATING EXPENSES AFTER               0.85%
  FEE WAIVER/1/



1 The adviser has contractually committed through January 31, 2011, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's net operating expenses, including the underlying master portfolio's fees and expenses, and excluding brokerage commissions, interest, taxes and extraordinary expenses, do not exceed the net operating expense ratio shown. The committed net operating expense ratio may be increased or terminated only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated below and then either redeem all of your shares at the end of these periods or continue to hold them; your investment has a 5% return each year; and the Fund's operating expenses remain the same.



   1 Year         $   87
   3 Years        $  325
   5 Years        $  582
  10 Years        $1,318


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 130% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a gateway fund that uses a "multi-style" investment approach designed to reduce the price and return volatility of the Fund and to provide more consistent returns. "Style" means either an approach to selecting investments, or a type of investment that is selected for a portfolio. Currently, the Fund's portfolio combines the different equity and fixed income of several master portfolios. Note that the Fund may also invest in additional or fewer master portfolios, in other Wells Fargo Advantage Funds, or directly in a portfolio of securities.
The Fund's "neutral" target allocation is 80% of the Fund's total assets in fixed income securities and 20% of the Fund's total assets in equity securities. Such a neutral target allocation, in which a much higher percentage of the Fund's total assets are in fixed income securities (versus a much lower percentage of the Fund's total assets in equity securities) is consistent with the strategy of the Fund to produce more stable, less volatile returns in most investment environments. Consequently, we believe that the Fund has takes a relatively more "conservative" approach in its target allocation in its balance between equity and


 2 CONSERVATIVE ALLOCATION FUND SUMMARY
fixed income investments than a hypothetical less "conservative" fund more heavily weighted toward equity securities and less weighted toward fixed income securities.
The fixed income portion of the Fund employs a variety of investment styles. The blending of multiple investment styles is intended to reduce price and return volatility, and deliver more consistent returns. A majority of the Fund's fixed income portion is allocated between the underlying Managed Fixed Income Portfolio and the Stable Income Portfolio. The remainder is allocated between the Total Return Bond Portfolio and the Inflation-Protected Bond Portfolio.
The Managed Fixed Income Portfolio is a diversified portfolio of fixed- and variable-rate U.S. dollar-denominated, fixed-income securities. It may include asset backed securities, and is expected to have a dollar-weighted average duration between 2 and 6 years. The Stable Income Portfolio invests in a variety of investment grade fixed-, floating- or variable-rate U.S. dollar-denominated, income-producing debt securities, and is expected to have a dollar-weighted average effective duration is expected to be between 0.7 to 1.2 years.The Total Return Bond Portfolio invests principally in investment-grade debt securities, including U.S. Government obligations, corporate bonds and mortgage- and asset-backed securities and is expected to have a dollar-weighted average effective duration between 4 and 5 1/2 years. The Inflation-Protected Bond Portfolio invests principally in inflation-protected debt securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies or government-sponsored entities.
The equity portion of the Fund employs a variety of investment styles by investing in a variety of underlying portfolios. The blending of multiple investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. The bulk of the Fund's equity portion is divided equally between large cap core styles, large cap value styles and large cap growth styles. The remainder is invested in small cap styles and international styles, providing broad market capitalization and regional exposure.
We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund's target allocations. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles. We also may use futures, options, or swap agreements, as well as other derivatives, to manage risk or to enhance return.
As part of managing the Fund's level of risk, both in absolute terms and relative to its benchmark, we may make changes to the target allocations among different investment styles at any time. When the percentage of Fund assets that we invest in each master portfolio temporarily deviates from the target allocations due to changes in market value, we may use cash flows or effect transactions to reestablish the target allocations.


PRINCIPAL INVESTMENT RISKS
ACTIVE TRADING RISK. Frequent trading will result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

COUNTER-PARTY RISK. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.

DEBT SECURITIES RISK. The issuer of a debt security may fail to pay interest or principal when due, and changes in market interest rates may reduce the value of debt securities or reduce the Fund's returns.

DERIVATIVES RISK. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.

ISSUER RISK. The value of a security may decline because of adverse events or circumstances that directly relate to conditions at the issuer or any entity providing it credit or liquidity support.

LEVERAGE RISK. Leverage created by borrowing or investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value. LIQUIDITY RISK. A security may not be able to be sold at the time desired or without adversely affecting the price.

MANAGEMENT RISK. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss. An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MORTGAGE- AND ASSET-BACKED SECURITIES RISK. Mortgage- and asset-backed securities may decline in value when defaults on the underlying mortgage or assets occur and may exhibit additional volatility in periods of changing interest rates.

MARKET RISK. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

MULTI-STYLE MANAGEMENT RISK. The management of the Fund's portfolio using different investment styles can result in higher transaction costs and lower tax efficiency than other funds which adhere to a single investment style. REGULATORY RISK. Changes in government regulations may adversely affect the value of a security.

U.S. GOVERNMENT OBLIGATIONS RISK. U.S. Government obligations may be adversely impacted by changes in interest rates, and may not be backed by the full faith and credit of the U.S. Government.

--------------------------------------------------------------------------------

PERFORMANCE


The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.


                                          CONSERVATIVE ALLOCATION FUND SUMMARY 3

[GRAPHIC APPEARS HERE]


                    CALENDAR YEAR TOTAL RETURNS AS OF 12/31 EACH YEAR
ADMINISTRATOR CLASS (Incepted on November 11, 1994)
 2000               2001    2002   2003   2004   2005   2006   2007    2008     2009
10.22%              3.29%  -1.48%  9.31%  4.24%  3.08%  6.58%  5.95%  -14.97%  16.16%



                       BEST AND WORST QUARTER
  Best Quarter:          Q3   2009    7.38%
  Worst Quarter:         Q4   2008   -8.32%



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/09                               1 YEAR   5 YEARS   10 YEARS
ADMINISTRATOR CLASS (Incepted on November    16.16%     2.83%     3.92%
 11, 1994)
 Returns Before Taxes
ADMINISTRATOR CLASS (Incepted on November    14.65%     1.25%     2.30%
 11, 1994)
 Returns After Taxes on Distributions
ADMINISTRATOR CLASS (Incepted on November    10.50%     1.59%     2.46%
 11, 1994)
 Returns After Taxes on Distributions and
Sale of Fund Shares
S&P 500 (Reg. TM) INDEX                      26.46%     0.42%    -0.95%
  (reflects no deduction for expenses or
  taxes)
BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX    5.93%     4.97%     6.33%
  (reflects no deduction for expenses or
  taxes)
CONSERVATIVE ALLOCATION COMPOSITE INDEX       9.14%     4.10%     4.64%
  (reflects no deduction for expenses or
  taxes)



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes.Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

FUND MANAGEMENT


 INVESTMENT ADVISER      PORTFOLIO MANAGER, TITLE/MANAGED SINCE
 Wells Fargo Funds       THOMAS C. BIWER, CFA, Portfolio Manager/2005
 Management, LLC         CHRISTIAN L. CHAN, CFA, Portfolio Manager/2005
                         ANDREW OWEN, CFA, Portfolio Manager/2005



 SUB-ADVISER             PORTFOLIO MANAGER, TITLE/MANAGED SINCE
 Wells Capital           DOUG BEATH, Portfolio Manager/2006
 Management              PETROS BOCRAY, CFA, Portfolio Manager/2009
 Incorporated            JEFFREY P. MELLAS, CAIA, Portfolio Manager/2003



References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests. For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Summary of Other Important Information Regarding Purchase and Sale of Fund Shares" beginning on page 18 of the Prospectus.


 4 CONSERVATIVE ALLOCATION FUND SUMMARY

MODERATE BALANCED FUND SUMMARY
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE

The Moderate Balanced Fund seeks total return, consisting of current income and capital appreciation.

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares.


 SHAREHOLDER FEES (fees paid directly from
  your investments)
  Maximum sales charge (load) imposed on                    None
  purchases (AS A PERCENTAGE
   OF THE OFFERING PRICE)
  Maximum deferred sales charge (load) (AS A                None
  PERCENTAGE OF THE OFFERING
   PRICE)


                   ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
  Management Fees                                          0.25%
  Distribution (12b-1) Fees                                0.00%
  Other Expenses                                           0.44%
  Acquired Fund Fees and Expenses                          0.44%
  (Underlying Master Portfolios)
  TOTAL ANNUAL FUND OPERATING EXPENSES                     1.13%
  Fee Waivers                                              0.23%
  TOTAL ANNUAL FUND OPERATING EXPENSES AFTER               0.90%
  FEE WAIVER/1/



1 The adviser has contractually committed through January 31, 2011, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's net operating expenses, including the underlying master portfolio's fees and expenses, and excluding brokerage commissions, interest, taxes and extraordinary expenses, do not exceed the net operating expense ratio shown. The committed net operating expense ratio may be increased or terminated only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated below and then either redeem all of your shares at the end of these periods or continue to hold them; your investment has a 5% return each year; and the Fund's operating expenses remain the same.



   1 Year         $   92
   3 Years        $  336
   5 Years        $  600
  10 Years        $1,354


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 116% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that uses a "multi-style" investment approach designed to reduce the price and return volatility of the Fund and to provide more consistent returns. Currently, the Fund's portfolio combines the different equity and fixed income of several master portfolios. The Fund may also invest in additional or fewer master portfolios, in other Wells Fargo Advantage Funds, or directly in a portfolio of securities.
The Fund's "neutral" target allocation is 60% of the Fund's total assets in fixed income securities and 40% of the Fund's total assets in equity securities, which is consistent with the strategy of the Fund to produce more stable, less volatile returns in most investment environments. We consider the neutral target allocation of the Fund to be "balanced", with the bias in the target allocation slightly in favor of fixed income securities to be a "moderate" investment strategy.
The fixed income portion of the Fund employs a variety of investment styles, intended in the aggregate to reduce price and return volatility, and deliver more consistent returns. A majority of the Fund's fixed income portion is allocated between the


                                                MODERATE BALANCED FUND SUMMARY 5
underlying Managed Fixed Income Portfolio and the Stable Income Portfolio. The remainder is allocated between the Total Return Bond Portfolio and the Inflation-Protected Bond Portfolio. The Managed Fixed Income Portfolio is a diversified portfolio of fixed- and variable-rate U.S. dollar-denominated, fixed-income securities, may include asset backed securities, and is expected to have a dollar-weighted average duration between 2 and 6 years. The Stable Income Portfolio invests in a variety of investment grade fixed-, floating- or variable-rate U.S. dollar-denominated, income-producing debt securities and is expected to have a, dollar-weighted average effective duration between 0.7 to
1.2 years. The Total Return Bond Portfolio invests principally in investment-grade debt securities, including U.S. Government obligations, corporate bonds and mortgage- and asset-backed securities and is expected to have a dollar-weighted average effective duration between 4 and 5 1/2 years.
The Inflation-Protected Bond Portfolio invests principally in inflation-protected debt securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies or government-sponsored entities.
The equity portion of the Fund employs a variety of investment styles by investing in a variety of underlying portfolios. The blending of multiple investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. The bulk of the Fund's equity portion is divided equally between large cap core styles, large cap value styles and large cap growth styles. The remainder is invested in small cap styles and international styles, providing broad market capitalization and regional exposure.
We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund's target allocations. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles. We also may use futures, options, or swap agreements, as well as other derivatives, to manage risk or to enhance return. As part of managing the Fund's level of risk, both in absolute terms and relative to its benchmark, we may make changes to the target allocations among different investment styles at any time. When the percentage of Fund assets that we invest in each master portfolio temporarily deviates from the target allocations due to changes in market value, we may use cash flows or effect transactions to reestablish the target allocations.


PRINCIPAL INVESTMENT RISKS
COUNTER-PARTY RISK. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.

DEBT SECURITIES RISK. The issuer of a debt security may fail to pay interest or principal when due, and changes in market interest rates may reduce the value of debt securities or reduce the Fund's returns.

DERIVATIVES RISK. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.

EMERGING MARKETS RISK. Foreign investment risks are typically greater for securities in emerging markets, which can be more vulnerable to recessions, currency volatility, inflation and market failure.

FOREIGN INVESTMENT RISK. Foreign investments face the potential of heightened illiquidity, greater price volatility and adverse effects of political, regulatory, tax, currency, economic or other macroeconomic developments. GROWTH STYLE INVESTMENT RISK. Growth stocks may be more expensive relative to the values of other stocks and carry potential for significant volatility and loss.

ISSUER RISK. The value of a security may decline because of adverse events or circumstances that directly relate to conditions at the issuer or any entity providing it credit or liquidity support.

LEVERAGE RISK. Leverage created by borrowing or investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value. LIQUIDITY RISK. A security may not be able to be sold at the time desired or without adversely affecting the price.

MANAGEMENT RISK. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss. An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

MORTGAGE- AND ASSET-BACKED SECURITIES RISK. Mortgage- and asset-backed securities may decline in value when defaults on the underlying mortgage or assets occur and may exhibit additional volatility in periods of changing interest rates.

MULTI-STYLE MANAGEMENT RISK. The management of the Fund's portfolio using different investment styles can result in higher transaction costs and lower tax efficiency than other funds which adhere to a single investment style.

REGULATORY RISK. Changes in government regulations may adversely affect the value of a security.

U.S. GOVERNMENT OBLIGATIONS RISK. U.S. Government obligations may be adversely impacted by changes in interest rates, and may not be backed by the full faith and credit of the U.S. Government.

VALUE STYLE INVESTMENT RISK. Value stocks may lose value quickly and may be subject to prolonged depressed valuations.

--------------------------------------------------------------------------------

PERFORMANCE


The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.


 6 MODERATE BALANCED FUND SUMMARY

[GRAPHIC APPEARS HERE]





                     CALENDAR YEAR TOTAL RETURNS AS OF 12/31 EACH YEAR
                    ADMINISTRATOR CLASS (Incepted on November 11, 1994)
2000            2001    2002    2003   2004   2005   2006   2007    2008     2009
9.52%           0.71%  -7.97%  15.66%  5.99%  3.83%  9.28%  6.28%  -24.57%  22.07%



                    BEST AND WORST QUARTER
  Best Quarter:       Q3    2009    10.95%
  Worst Quarter:      Q4    2008   -14.00%



 AVERAGE ANNUAL TOTAL RETURNS//
as of 12/31/09                                  1 YEAR    5 YEARS   10 YEARS
 ADMINISTRATOR CLASS (Incepted on November       22.07%    2.12%      3.29%
  11, 1994)
  Returns Before Taxes
 ADMINISTRATOR CLASS (Incepted on November       20.65%    0.34%      1.49%
  11, 1994)
  Returns After Taxes on Distributions
 ADMINISTRATOR CLASS (Incepted on November       14.34%    1.04%      1.93%
  11, 1994)
  Returns After Taxes on Distributions and
Sale of Fund Shares
 S&P 500 (Reg. TM) INDEX                         26.46%    0.42%     -0.95%
  (reflects no deduction for expenses or
  taxes)
 BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX       5.93%    4.97%      6.33%
  (reflects no deduction for expenses or
  taxes)
 MODERATE BALANCED ALLOCATION COMPOSITE INDEX    14.19%    3.58%      3.77%
  (reflects no deduction for expenses or
  taxes)



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes.Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.


FUND MANAGEMENT


 INVESTMENT ADVISER      PORTFOLIO MANAGER, TITLE/MANAGED SINCE
 Wells Fargo Funds       THOMAS C. BIWER, CFA, Portfolio Manager/2005
 Management, LLC         CHRISTIAN L. CHAN, CFA, Portfolio Manager/2005
                         ANDREW OWEN, CFA, Portfolio Manager/2005



 SUB-ADVISER             PORTFOLIO MANAGER, TITLE/MANAGED SINCE
 Wells Capital           DOUG BEATH, Portfolio Manager/2006
 Management              PETROS BOCRAY, CFA, Portfolio Manager/2009
 Incorporated            JEFFREY P. MELLAS, CAIA, Portfolio Manager/2003



References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests. For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Summary of Other Important Information Regarding Purchase and Sale of Fund Shares" beginning on page 18 of the Prospectus.


                                                MODERATE BALANCED FUND SUMMARY 7

                         ASSET ALLOCATION FUND SUMMARY
       (TO BE NAMED THE INDEX ASSET ALLOCATION FUND AS OF MARCH 1, 2010)

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Asset Allocation Fund seeks long-term total return, consisting of capital appreciation and current income.

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares.


 SHAREHOLDER FEES (fees paid directly from
  your investments)
  Maximum sales charge (load) imposed on                    None
  purchases (AS A PERCENTAGE
   OF THE OFFERING PRICE)
  Maximum deferred sales charge (load) (AS A                None
  PERCENTAGE OF THE OFFERING
   PRICE)


                   ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
  Management Fees                                          0.64%
  Distribution (12b-1) Fees                                0.00%
  Other Expenses                                           0.47%
  TOTAL ANNUAL FUND OPERATING EXPENSES                     1.11%
  Fee Waivers                                              0.21%
  TOTAL ANNUAL FUND OPERATING EXPENSES AFTER               0.90%
  FEE WAIVER/1/



1 The adviser has committed through January 31, 2011, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's net operating expenses, excluding brokerage commissions, interest, taxes and extraordinary expenses, do not exceed the net operating expense ratio shown. The committed net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated below and then either redeem all of your shares at the end of these periods or continue to hold them; your investment has a 5% return each year; and the Fund's operating expenses remain the same.



   1 Year         $   92
   3 Years        $  332
   5 Years        $  591
  10 Years        $1,333


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 43% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
Equity Securities - We invest a portion of the Fund's assets in common stocks to replicate the S&P 500 Index. We do not individually select common stocks on the basis of traditional investment analysis. Instead, we invest in each company comprising the S&P 500 Index in proportion to its weighting in the S&P 500 Index; and
Fixed Income Securities - We invest a portion of the Fund's assets in US Treasury Bond to replicate the Barclays Capital 20+ Treasury Index. Bonds in this index have remaining maturities of 20 years or more.
The Fund invests in equity and fixed income securities with an emphasis on equity securities. The Fund's "neutral" target allocation is 60% of the Fund's total assets in equity securities and 40% of the Fund's total assets in fixed income securities. The Fund does not select individual securities for investment, rather, it buys substantially all of the securities of various indexes to replicate such indices. The Fund invests the equity portion of its assets in common stocks to replicate the S&P 500 Index, and


 8 ASSET ALLOCATION FUND SUMMARY
invests the fixed income portion of its assets in U.S. Treasury Bonds to replicate the Barclays Capital 20+ Treasury index. We seek to maintain 95% or better performance correlation with the respective indexes, before fees and expenses, regardless of market conditions. We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund's target allocations. We do not anticipate making a substantial number of target allocation changes. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles. We also may use futures, options, or swap agreements, as well as other derivatives, to manage risk or to enhance return. The percentage of Fund assets that we invest in different asset classes may temporarily deviate from the Fund's target allocations due to changes in market values. We may use cash flows or effect transactions to re-establish the target allocations.


PRINCIPAL INVESTMENT RISKS
COUNTER-PARTY RISK. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.

DEBT SECURITIES RISK. The issuer of a debt security may fail to pay interest or principal when due, and changes in market interest rates may reduce the value of debt securities or reduce the Fund's returns.

DERIVATIVES RISK. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.

INDEX TRACKING RISK. The ability to track an index may be affected by, among other things, transaction costs and shareholder purchases and redemptions.

ISSUER RISK. The value of a security may decline because of adverse events or circumstances that directly relate to conditions at the issuer or any entity providing it credit or liquidity support.

LEVERAGE RISK. Leverage created by borrowing or investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value.

LIQUIDITY RISK. A security may not be able to be sold at the time desired or without adversely affecting the price.

MANAGEMENT RISK. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss. An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

MULTI-STYLE MANAGEMENT RISK. The management of the Fund's portfolio using different investment styles can result in higher transaction costs and lower tax efficiency than other funds which adhere to a single investment style.

REGULATORY RISK. Changes in government regulations may adversely affect the value of a security.

U.S. GOVERNMENT OBLIGATIONS RISK. U.S. Government obligations may be adversely impacted by changes in interest rates, and may not be backed by the full faith and credit of the U.S. Government.


                                                 ASSET ALLOCATION FUND SUMMARY 9

--------------------------------------------------------------------------------
PERFORMANCE

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.


[GRAPHIC APPEARS HERE]


                      CALENDAR YEAR TOTAL RETURNS AS OF 12/31 EACH YEAR
                     ADMINISTRATOR CLASS (Incepted on November 8, 1999)
2000               2001    2002     2003   2004   2005    2006   2007    2008     2009
0.98%             -7.20%  -12.81%  22.50%  9.52%  5.07%  12.32%  7.57%  -28.94%  15.56%



                    BEST AND WORST QUARTER
  Best Quarter:       Q3    2009    14.17%
  Worst Quarter:      Q4    2008   -14.85%



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/09                               1 YEAR    5 YEARS   10 YEARS
 ADMINISTRATOR CLASS (Incepted on November    15.56%     0.83%     1.34%
  8, 1999)
  Returns Before Taxes
 ADMINISTRATOR CLASS (Incepted on November    14.66%    -0.38%    -0.04%
  8, 1999)
  Returns After Taxes on Distributions
 ADMINISTRATOR CLASS (Incepted on November    10.05%     0.14%     0.47%
  8, 1999)
  Returns After Taxes on Distributions and
Sale of Fund Shares
 S&P 500 (Reg. TM) INDEX                      26.46%     0.42%    -0.95%
  (reflects no deduction for expenses or
  taxes)
 BARCLAYS CAPITAL 20+TREASURY INDEX          -21.40%     4.87%     7.56%
  (reflects no deduction for expenses or
  taxes)
 ASSET ALLOCATION COMPOSITE INDEX              5.34%     2.76%     2.97%
  (reflects no deduction for expenses or
  taxes)



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes.Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

FUND MANAGEMENT


  INVESTMENT
   ADVISER
 Wells Fargo
Funds
Management,
LLC


 SUB-ADVISER             PORTFOLIO MANAGER, TITLE/MANAGED SINCE
 Wells Capital           GREGORY T. GENUNG, CFA, CAIA, Portfolio Manager/2006
 Management              JEFFREY P. MELLAS, CAIA, Portfolio Manager /2003
 Incorporated


 10 ASSET ALLOCATION FUND SUMMARY

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Summary of Other Important Information Regarding Purchase and Sale of Fund Shares" beginning on page 18 of the Prospectus.


                                                ASSET ALLOCATION FUND SUMMARY 11

GROWTH BALANCED FUND SUMMARY
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE

The Growth Balanced Fund seeks total return, consisting of capital appreciation and current income.

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares.


 SHAREHOLDER FEES (fees paid directly from
  your investments)
  Maximum sales charge (load) imposed on                    None
  purchases (AS A PERCENTAGE
   OF THE OFFERING PRICE)
  Maximum deferred sales charge (load) (AS A                None
  PERCENTAGE OF THE OFFERING
   PRICE)


                   ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
  Management Fees                                          0.25%
  Distribution (12b-1) Fees                                0.00%
  Other Expenses                                           0.42%
  Acquired Fund Fees and Expenses                          0.48%
  (Underlying Master Portfolios)
  TOTAL ANNUAL FUND OPERATING EXPENSES                     1.15%
  Fee Waivers                                              0.20%
  TOTAL ANNUAL FUND OPERATING EXPENSES AFTER               0.95%
  FEE WAIVER/1/



1 The adviser has contractually committed through January 31, 2011, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's net operating expenses, including the underlying master portfolio's fees and expenses, and excluding brokerage commissions, interest, taxes and extraordinary expenses, do not exceed the net operating expense ratio shown. The committed net operating expense ratio may be increased or terminated only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated below and then either redeem all of your shares at the end of these periods or continue to hold them; your investment has a 5% return each year; and the Fund's operating expenses remain the same.



   1 Year         $   97
   3 Years        $  346
   5 Years        $  614
  10 Years        $1,380


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 105% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that uses a "multi-style" investment approach designed to reduce the price and return volatility of the Fund and to provide more consistent returns. Currently, the Fund's portfolio combines the different equity and fixed income of several master portfolios. The Fund may also invest in additional or fewer master portfolios, in other Wells Fargo Advantage Funds, or directly in a portfolio of securities.

The Fund's "neutral" target allocation is 65% of the Fund's total assets in equity securities and 35% of the Fund's total assets in fixed income securities which is consistent with the strategy of the Fund to seek potentially greater returns in most investment environments than a hypothetical fund with a higher allocation to fixed income securities, although the Fund may experience potentially higher volatility in its returns when compared to such fund. We consider the neutral target allocation of the Fund to be "balanced", with the bias in the target allocation toward the growth style within the equity allocation of the Fund to be determinative of use of the descriptive style term "growth" in the Fund's title.
The equity portion of the Fund employs a variety of investment styles by investing in a variety of underlying portfolios. The blending of multiple investment styles is intended to reduce the risk associated with the use of a single style, which may move


 12 GROWTH BALANCED FUND SUMMARY
in and out of favor during the course of a market cycle. The bulk of the Fund's equity portion is divided equally between large cap core styles, large cap value styles and large cap growth styles. The remainder is invested in small cap styles and international styles, providing broad market capitalization and regional exposure.
The fixed income portion of the Fund employs a variety of investment styles. The blending of multiple investment styles is intended to reduce price and return volatility, and deliver more consistent returns. A majority of the Fund's fixed income portion is allocated to the underlying Managed Fixed Income Portfolio. The remainder is allocated between the Total Return Bond Portfolio and the Inflation-Protected Bond Portfolio.
The Managed Fixed Income Portfolio is a diversified portfolio of fixed- and variable-rate U.S. dollar-denominated, fixed-income securities. It may include asset backed securities, and is expected to have a dollar-weighted average duration between 2 and 6 years. The Total Return Bond Portfolio invests principally in investment-grade debt securities, including U.S. Government obligations, corporate bonds and mortgage- and asset-backed securities and is expected to have a dollar-weighted average effective duration between 4 and 5 1/2 years. The Inflation-Protected Bond Portfolio invests principally in inflation-protected debt securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies or government-sponsored entities.
We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund's target allocations. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles. We also may use futures, options, or swap agreements, as well as other derivatives, to manage risk or to enhance return. As part of managing the Fund's level of risk, both in absolute terms and relative to its benchmark, we may make changes to the target allocations among different investment styles at any time. When the percentage of Fund assets that we invest in each master portfolio temporarily deviates from the target allocations due to changes in market value, we may use cash flows or effect transactions to reestablish the target allocations.

PRINCIPAL INVESTMENT RISKS
COUNTER-PARTY RISK. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.
DEBT SECURITIES RISK. The issuer of a debt security may fail to pay interest or principal when due, and changes in market interest rates may reduce the value of debt securities or reduce the Fund's returns.

DERIVATIVES RISK. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.

EMERGING MARKETS RISK. Foreign investment risks are typically greater for securities in emerging markets, which can be more vulnerable to recessions, currency volatility, inflation and market failure.

FOREIGN INVESTMENT RISK. Foreign investments face the potential of heightened illiquidity, greater price volatility and adverse effects of political, regulatory, tax, currency, economic or other macroeconomic developments.

GROWTH STYLE INVESTMENT RISK. Growth stocks may be more expensive relative to the values of other stocks and carry potential for significant volatility and loss.

ISSUER RISK. The value of a security may decline because of adverse events or circumstances that directly relate to conditions at the issuer or any entity providing it credit or liquidity support.

LEVERAGE RISK. Leverage created by borrowing or investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value. LIQUIDITY RISK. A security may not be able to be sold at the time desired or without adversely affecting the price.

MANAGEMENT RISK. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss. An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

MORTGAGE- AND ASSET-BACKED SECURITIES RISK. Mortgage- and asset-backed securities may decline in value when defaults on the underlying mortgage or assets occur and may exhibit additional volatility in periods of changing interest rates.

MULTI-STYLE MANAGEMENT RISK. The management of the Fund's portfolio using different investment styles can result in higher transaction costs and lower tax efficiency than other funds which adhere to a single investment style. REGULATORY RISK. Changes in government regulations may adversely affect the value of a security.

SMALLER COMPANY SECURITIES RISK. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than larger company stocks.

U.S. GOVERNMENT OBLIGATIONS RISK. U.S. Government obligations may be adversely impacted by changes in interest rates, and may not be backed by the full faith and credit of the U.S. Government.

VALUE STYLE INVESTMENT RISK. Value stocks may lose value quickly and may be subject to prolonged depressed valuations.

--------------------------------------------------------------------------------

PERFORMANCE


The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.


                                                 GROWTH BALANCED FUND SUMMARY 13

[GRAPHIC APPEARS HERE]


                      CALENDAR YEAR TOTAL RETURNS AS OF 12/31 EACH YEAR
                     ADMINISTRATOR CLASS (Incepted on November 11, 1994)
2000              2001    2002     2003   2004   2005    2006   2007   2008      2009
7.82%            -2.94%  -15.74%  23.54%  8.07%  4.79%  12.43%  6.56%  -34.94%   28.94%



                     BEST AND WORST QUARTER
  Best Quarter:       Q2    2009    15.48%
  Worst Quarter:      Q4    2008   -20.66%



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/09                                  1 YEAR    5 YEARS   10 YEARS
 ADMINISTRATOR CLASS (Incepted on November       28.94%     1.04%     2.17%
  11, 1994)
  Returns Before Taxes
 ADMINISTRATOR CLASS (Incepted on November       28.08%    -0.60%     0.73%
  11, 1994)
  Returns After Taxes on Distributions
 ADMINISTRATOR CLASS (Incepted on November       18.81%     0.31%     1.23%
  11, 1994)
  Returns After Taxes on Distributions and
Sale of Fund Shares
 S&P 500 (Reg. TM) INDEX                         26.46%     0.42%    -0.95%
  (reflects no deduction for expenses or
  taxes)
 BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX       5.93%     4.97%     6.33%
  (reflects no deduction for expenses or
  taxes)
 GROWTH BALANCED COMPOSITE INDEX                 20.65%     2.79%     2.58%
  (reflects no deduction for expenses or
  taxes)



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes.Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

FUND MANAGEMENT


 INVESTMENT ADVISER      PORTFOLIO MANAGER, TITLE/MANAGED SINCE
 Wells Fargo Funds       THOMAS C. BIWER, CFA, Portfolio Manager/2005
 Management, LLC         CHRISTIAN L. CHAN, CFA, Portfolio Manager/2005
                         ANDREW OWEN, CFA, Portfolio Manager/2005



 SUB-ADVISER             PORTFOLIO MANAGER, TITLE/MANAGED SINCE
 Wells Capital           DOUG BEATH, Portfolio Manager/2006
 Management              PETROS BOCRAY, CFA, Portfolio Manager/2009
 Incorporated            JEFFREY P. MELLAS, CAIA, Portfolio Manager/2003



References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests. For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Summary of Other Important Information Regarding Purchase and Sale of Fund Shares" beginning on page 18 of the Prospectus.


 14 GROWTH BALANCED FUND SUMMARY

AGGRESSIVE ALLOCATION FUND SUMMARY
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE

The Aggressive Allocation Fund seeks total return, consisting primarily of capital appreciation.

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares.


 SHAREHOLDER FEES (fees paid directly from
  your investments)
  Maximum sales charge (load) imposed on                    None
  purchases (AS A PERCENTAGE
   OF THE OFFERING PRICE)
  Maximum deferred sales charge (load) (AS A                None
  PERCENTAGE OF THE OFFERING
   PRICE)


                   ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
  Management Fees                                          0.25%
  Distribution (12b-1) Fees                                0.00%
  Other Expenses                                           0.46%
  Acquired Fund Fees and Expenses                          0.51%
  (Underlying Master Portfolios)
  TOTAL ANNUAL FUND OPERATING EXPENSES                     1.22%
  Fee Waivers                                              0.22%
  TOTAL ANNUAL FUND OPERATING EXPENSES AFTER               1.00%
  FEE WAIVER/1/



1 The adviser has contractually committed through January 31, 2011, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's net operating expenses, including the underlying master portfolio's fees and expenses, and excluding brokerage commissions, interest, taxes and extraordinary expenses, do not exceed the net operating expense ratio shown. The committed net operating expense ratio may be increased or terminated only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated below and then either redeem all of your shares at the end of these periods or continue to hold them; your investment has a 5% return each year; and the Fund's operating expenses remain the same.



   1 Year         $  102
   3 Years        $  365
   5 Years        $  649
  10 Years        $1,458


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 43% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that uses a "multi-style" investment approach designed to reduce the price and return volatility of the Fund and to provide more consistent returns. "Style" means either an approach to selecting investments, or a type of investment that is selected for a portfolio. Currently, the Fund's portfolio combines the different equity and fixed income of several master portfolios. Note that the Fund may also invest in additional or fewer master portfolios, in other Wells Fargo Advantage Funds, or directly in a portfolio of securities.
The Fund's "neutral" target allocation is 80% of the Fund's total assets in equity securities and 20% of the Fund's total assets in fixed income securities. Such a neutral target allocation, in which a significantly higher percentage of the of the Fund's total assets are in equity securities (versus a much lower percentage of the Fund's total assets in fixed income securities) is consistent with the strategy of the Fund to seek potentially greater returns in most investment environments, although the Fund may experience potentially higher volatility in its returns when compared to another fund with lower allocations to equities. Consequently, we believe that the Fund may take a more "aggressive" approach in its target allocation in its balance


                                           AGGRESSIVE ALLOCATION FUND SUMMARY 15
between equity and fixed income investments than a hypothetical contrasting less "aggressive" fund more heavily weighted toward fixed income securities.
The equity portion of the Fund employs a variety of investment styles by investing in a variety of underlying portfolios. The blending of multiple investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. The bulk of the Fund's equity portion is divided equally between large cap core styles, large cap value styles and large cap growth styles. The remainder is invested in small cap styles and international styles, providing broad market capitalization and regional exposure.
The fixed income portion of the Fund employs a variety of investment styles.
The blending of multiple investment styles is intended to reduce price and return volatility, and deliver more consistent returns. A majority of the Fund's fixed income portion is allocated to the underlying Managed Fixed Income Portfolio. The remainder is allocated between the Total Return Bond Portfolio and the Inflation-Protected Bond Portfolio.
The Managed Fixed Income Portfolio is a diversified portfolio of fixed- and variable-rate U.S. dollar-denominated, fixed-income securities. It may include asset backed securities, and is expected to have a dollar-weighted average duration between 2 and 6 years. The Total Return Bond Portfolio invests principally in investment-grade debt securities, including U.S. Government obligations, corporate bonds and mortgage- and asset-backed securities and is expected to have a dollar-weighted average effective duration is between 4 and 5 1/2 years. The Inflation-Protected Bond Portfolio invests principally in inflation-protected debt securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies or government-sponsored entities.
We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund's target allocations. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles. We also may use futures, options, or swap agreements, as well as other derivatives, to manage risk or to enhance return.
As part of managing the Fund's level of risk, both in absolute terms and relative to its benchmark, we may make changes to the target allocations among different investment styles at any time. When the percentage of Fund assets that we invest in each master portfolio temporarily deviates from the target allocations due to changes in market value, we may use cash flows or effect transactions to reestablish the target allocations.


PRINCIPAL INVESTMENT RISKS
COUNTER-PARTY RISK. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.
DEBT SECURITIES RISK. The issuer of a debt security may fail to pay interest or principal when due, and changes in market interest rates may reduce the value of debt securities or reduce the Fund's returns.
DERIVATIVES RISK. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.
EMERGING MARKETS RISK. Foreign investment risks are typically greater for securities in emerging markets, which can be more vulnerable to recessions, currency volatility, inflation and market failure.
FOREIGN INVESTMENT RISK. Foreign investments face the potential of heightened illiquidity, greater price volatility and adverse effects of political, regulatory, tax, currency, economic or other macroeconomic developments.
GROWTH STYLE INVESTMENT RISK. Growth stocks may be more expensive relative to the values of other stocks and carry potential for significant volatility and loss.
ISSUER RISK. The value of a security may decline because of adverse events or circumstances that directly relate to conditions at the issuer or any entity providing it credit or liquidity support.
LEVERAGE RISK. Leverage created by borrowing or investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value. LIQUIDITY RISK. A security may not be able to be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss. An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. MARKET RISK. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.
MORTGAGE- AND ASSET-BACKED SECURITIES RISK. Mortgage- and asset-backed securities may decline in value when defaults on the underlying mortgage or assets occur and may exhibit additional volatility in periods of changing interest rates.
MULTI-STYLE MANAGEMENT RISK. The management of the Fund's portfolio using different investment styles can result in higher transaction costs and lower tax efficiency than other funds which adhere to a single investment style. REGULATORY RISK. Changes in government regulations may adversely affect the value of a security.
SMALLER COMPANY SECURITIES RISK. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than larger company stocks.
U.S. GOVERNMENT OBLIGATIONS RISK. U.S. Government obligations may be adversely impacted by changes in interest rates, and may not be backed by the full faith and credit of the U.S. Government.
VALUE STYLE INVESTMENT RISK. Value stocks may lose value quickly and may be subject to prolonged depressed valuations.

 16 AGGRESSIVE ALLOCATION FUND SUMMARY

--------------------------------------------------------------------------------
PERFORMANCE

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.


[GRAPHIC APPEARS HERE]


                      CALENDAR YEAR TOTAL RETURNS AS OF 12/31 EACH YEAR
                     ADMINISTRATOR CLASS (Incepted on December 2, 1997)
2000              2001      2002      2003    2004    2005     2006    2007    2008       2009
5.07%             -5.84%   -19.44%   27.05%   9.21%   5.27%   14.02%   6.46%   -39.60%   31.44%



             BEST AND WORST QUARTER
  Best Quarter:       Q2    2009       17.45%
  Worst Quarter:      Q4    2008      -23.60%



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/09                                 1 YEAR    5 YEARS   10 YEARS
 ADMINISTRATOR CLASS (Incepted on December      31.44%     0.29%     1.16%
  2, 1997)
  Returns Before Taxes
 ADMINISTRATOR CLASS (Incepted on December      30.39%    -0.97%     0.19%
  2, 1997)
  Returns After Taxes on Distributions
 ADMINISTRATOR CLASS (Incepted on December      20.43%    -0.18%     0.58%
  2, 1997)
  Returns After Taxes on Distributions and
Sale of Fund Shares
 S&P 500 INDEX                                  26.46%     0.42%    -0.95%
  (reflects no deduction for expenses or
  taxes)
 BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX      5.93%     4.97%     6.33%
  (reflects no deduction for expenses or
  taxes)
 AGGRESSIVE ALLOCATION COMPOSITE INDEX          23.99%     2.13%     1.56%
  (reflects no deduction for expenses or
  taxes)



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes.Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

FUND MANAGEMENT


 INVESTMENT ADVISER      PORTFOLIO MANAGER, TITLE/MANAGED SINCE
 Wells Fargo Funds       THOMAS C. BIWER, CFA, Portfolio Manager/2005
 Management, LLC         CHRISTIAN L. CHAN, CFA, Portfolio Manager/2005
                         ANDREW OWEN, CFA, Portfolio Manager/2005



 SUB-ADVISER             PORTFOLIO MANAGER, TITLE/MANAGED SINCE
 Wells Capital           DOUG BEATH, Portfolio Manager/2006
 Management              PETROS BOCRAY, CFA, Portfolio Manager/2009
 Incorporated            JEFFREY P. MELLAS, CAIA, Portfolio Manager/2003



References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.


                                           AGGRESSIVE ALLOCATION FUND SUMMARY 17

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Summary of Other Important Information Regarding Purchase and Sale of Fund Shares" beginning on page 18 of the Prospectus.

SUMMARY OF OTHER IMPORTANT INFORMATION REGARDING PURCHASE AND SALE OF FUND
SHARES

TRANSACTION POLICIES

Administrator Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Administrator Class shares may also be offered through certain financial intermediaries that may charge their customers transaction or other fees.



INSTITUTIONS PURCHASING                                                      TO PLACE ORDERS OR REDEEM
FUND SHARES                    INSTITUTIONS SELLING FUND SHARES              SHARES
----------------------------   -------------------------------------------   ---------------------------------
OPENING AN ACCOUNT             REDEMPTION INFORMATION                        MAIL: WELLS FARGO ADVANTAGE FUNDS
Institutions which currently   Administrator Class shares must be redeemed   P.O. Box 8266
have another account with      according to the terms of your customer       Boston, MA 02266-8266
WELLS FARGO ADVANTAGE FUNDS    account with your financial intermediary.     INTERNET:www.wellsfargo.com/
may open an account by         See HOW TO SELL SHARES beginning on page 48   advantagefunds
phone or internet. If the      of the Prospectus                             PHONE OR WIRE: 1-800-222-8222 or
institution does not have an                                                 1-800-368-7550
account, contact your                                                        IN PERSON: Investor Center
investment representative.                                                   100 Heritage Reserve
FOR MORE INFORMATION                                                         Menomonee Falls,Wisconsin 53051.
See HOW TO BUY SHARES
beginning on page 46 of the                                                  CONTACT YOUR INVESTMENT
Prospectus                                                                   REPRESENTATIVE.


TAX INFORMATION

Any distributions you receive from the Fund may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax advantaged investment plan.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Consult your salesperson or visit your financial intermediary's Web site for more information.

 18 SUMMARY OF OTHER IMPORTANT INFORMATION REGARDING PURCHASE AND SALE OF FUND SHARES

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

The Funds are distributed by Wells Fargo Funds Distributor, LLC, a member of FINRA/SIPC, and an affiliate of Wells Fargo & Company. Securities Investor Protection Corporation ("SIPC") information and brochure are available at www.SIPC.org or by calling SIPC at (202)371-8300.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about certain Funds within the WELLS FARGO ADVANTAGE FUNDS (Reg. TM) family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENTS AND PRINCIPAL INVESTMENT STRATEGIES The investment objective of each Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

o  what the Fund is trying to achieve;

o  how we intend to invest your money; and

o what makes the Fund different from the other Funds offered in this Prospectus.

This section also provides a summary of each Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the principal risk factors for each Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.

--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION AND MANAGEMENT
This section provides a percentage breakdown of a Fund's assets across different master portfolios.

--------------------------------------------------------------------------------
MASTER/GATEWAY (Reg. TM) STRUCTURE
The Aggressive Allocation, Conservative Allocation, Growth Balanced and
Moderate Balanced Funds are gateway funds in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios or other Funds of WELLS FARGO ADVANTAGE FUNDS, and may invest directly in securities, to achieve its investment objective. Multiple gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios by sharing the costs and benefits of a larger pool of assets. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.

 20 KEY FUND INFORMATION

CONSERVATIVE ALLOCATION FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Doug Beath
Thomas C. Biwer, CFA

Petros Bocray, CFA

Christian L. Chan, CFA
Jeffrey P. Mellas, CAIA
Andrew Owen, CFA

FUND INCEPTION:
04/30/1989
ADMINISTRATOR CLASS
Ticker: NVCBX
Fund Number: 89

INVESTMENT OBJECTIVE
The Conservative Allocation Fund seeks total return, consisting primarily of current income.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
The Fund's "neutral" target allocation is as follows:

o  80% of the Fund's total assets in fixed income securities; and

o  20% of the Fund's total assets in equity securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that uses a "multi-style" investment approach designed to reduce the price and return volatility of the Fund and to provide more consistent returns. "Style" means either an approach to selecting investments, or a type of investment that is selected for a portfolio. Currently, the Fund's portfolio combines the different equity and fixed income investment styles of several master portfolios. We may invest in additional or fewer master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

The fixed income portion of the Fund's portfolio uses different fixed income investment styles. The blending of multiple fixed income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed income portion of the Fund's portfolio. The equity portion of the Fund's portfolio also uses different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle.

We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund's target allocations. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles. We also may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We consider the Fund's absolute level of risk, as well as its risk relative to its benchmark in determining the allocation between the different investment styles. We may make changes to the target allocations at any time in response to market and other conditions. The percentage of Fund assets that we invest in each master portfolio may temporarily deviate from the target allocations due to changes in market value. We may use cash flows or effect transactions to re-establish the target allocations. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                 CONSERVATIVE ALLOCATION FUND 21

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk

   o Management Risk
   o Market Risk
   o Mortgage- and Asset-Backed Securities Risk
   o Multi-Style Management Risk
   o Regulatory Risk
   o U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

 22 CONSERVATIVE ALLOCATION FUND

--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION AND MANAGEMENT
The following tables provide the Fund's target allocation, including the percentage of Fund assets allocated across the various master portfolios as of the date of this Prospectus. Please see "Master/Gateway (Reg. TM) Structure" for more information on these master portfolios.

                               NEUTRAL TARGET           TARGET ALLOCATION
TARGET ALLOCATIONS              ALLOCATION                  RANGES
FIXED INCOME STYLES             80%                         75-85%

EQUITY STYLES                   20%                         15-25%

                                          NEUTRAL TARGET
INVESTMENT STYLE/PORTFOLIOS               ALLOCATION                          SUB-ADVISER
FIXED INCOME STYLES                           80.00%
  Managed Fixed Income Portfolio                                     38.50%   Galliard Capital Management, Inc.
  Stable Income Portfolio                                            25.00%   Galliard Capital Management, Inc.
  Total Return Bond Portfolio                                        11.00%   Wells Capital Management Incorporated
  Inflation-Protected Bond Portfolio                                  5.50%   Wells Capital Management Incorporated
EQUITY STYLES                                 20.00%
                                             -------
 Large Cap Blend Style                                   5.00%
  Index Portfolio                                                     5.00%   Wells Capital Management Incorporated
 Large Cap Value Style                                   5.00%
  Equity Income Portfolio                                             1.67%   Wells Capital Management Incorporated
  C&B Large Cap Value Portfolio                                       1.67%   Cooke & Bieler, L. P.
  Equity Value Portfolio                                              1.66%   Systematic Financial Management, L. P.
 Large Cap Growth Style                                  5.00%
  Disciplined Growth Portfolio                                        1.00%   Smith Asset Management Group, L. P.
  Large Cap Appreciation Portfolio                                    0.50%   Cadence Capital Management, LLC
  Large Company Growth Portfolio                                      3.50%   Peregrine Capital Management, Inc.
 Small Cap Style                                         2.00%
  Emerging Growth Portfolio                                           0.23%   Wells Capital Management Incorporated
  Small Cap Index Portfolio                                           0.67%   Wells Capital Management Incorporated
  Small Company Growth Portfolio                                      0.44%   Peregrine Capital Management, Inc.
  Small Company Value Portfolio                                       0.06%   Peregrine Capital Management, Inc.
  Strategic Small Cap Value Portfolio                                 0.60%   Wells Capital Management Incorporated
 International Style                                     3.00%
  International Value Portfolio                                       0.75%   LSV Asset Management
  International Core Portfolio                                        0.75%   Evergreen Investments
  International Index Portfolio                                       0.75%   SSgA Funds Management, Inc.
  International Growth Portfolio                                      0.75%   Artisan Partners Limited Partnership
TOTAL FUND ASSETS                            100.00%

                                                 CONSERVATIVE ALLOCATION FUND 23

MODERATE BALANCED FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Doug Beath
Thomas C. Biwer, CFA

Petros Bocray, CFA

Christian L. Chan, CFA
Jeffrey P. Mellas, CAIA
Andrew Owen, CFA

FUND INCEPTION:
04/30/1989
ADMINISTRATOR CLASS
Ticker: NVMBX
Fund Number: 66

INVESTMENT OBJECTIVE
The Moderate Balanced Fund seeks total return, consisting of current income and capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
The Fund's "neutral" target allocation is as follows:

o  60% of the Fund's total assets in fixed income securities; and

o  40% of the Fund's total assets in equity securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that uses a "multi-style" investment approach designed to reduce the price and return volatility of the Fund and to provide more consistent returns. "Style" means either an approach to selecting investments, or a type of investment that is selected for a portfolio. Currently, the Fund's portfolio combines the different equity and fixed income investment styles of several master portfolios. We may invest in additional or fewer master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

The fixed income portion of the Fund's portfolio uses different fixed income investment styles. The blending of multiple fixed income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed income portion of the Fund's portfolio. The equity portion of the Fund's portfolio uses different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle.

We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund's target allocations. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles.We also may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We consider the Fund's absolute level of risk, as well as its risk relative to its benchmark in determining the allocation between the different investment styles. We may make changes to the target allocations at any time in response to market and other conditions. The percentage of Fund assets that we invest in each master portfolio may temporarily deviate from the target allocations due to changes in market value. We may use cash flows or effect transactions to re-establish the target allocations.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 24 MODERATE BALANCED FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o Emerging Markets Risk
   o Foreign Investment Risk
   o Growth Style Investment Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Mortgage- and Asset-Backed Securities Risk
   o Multi-Style Management Risk
   o Regulatory Risk
   o U.S. Government Obligations Risk
   o Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                       MODERATE BALANCED FUND 25

--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION AND MANAGEMENT
The following tables provide the Fund's target allocation, including the percentage of Fund assets allocated across the various master portfolios.
Please see "Master/Gateway (Reg. TM) Structure" for more information on these master portfolios.

                               NEUTRAL TARGET           TARGET ALLOCATION
 TARGET ALLOCATIONS             ALLOCATION                  RANGES
 FIXED INCOME STYLES            60%                        50-70%

 EQUITY STYLES                  40%                        30-50%

                                          NEUTRAL TARGET
INVESTMENT STYLE/PORTFOLIOS                ALLOCATION                             SUB-ADVISER
FIXED INCOME STYLES                            60.00%
  Managed Fixed Income Portfolio                                         31.50%   Galliard Capital Management, Inc.
  Stable Income Portfolio                                                15.00%   Galliard Capital Management, Inc.
  Total Return Bond Portfolio                                             9.00%   Wells Capital Management Incorporated
  Inflation-Protected Bond Portfolio                                      4.50%   Wells Capital Management Incorporated
EQUITY STYLES                                  40.00%
                                             -------
 Large Cap Blend Style                                       10.00%
  Index Portfolio                                                        10.00%   Wells Capital Management Incorporated
 Large Cap Value Style                                       10.00%
  Equity Income Portfolio                                                 3.34%   Wells Capital Management Incorporated
  C&B Large Cap Value Portfolio                                           3.33%   Cooke & Bieler, L. P.
  Equity Value Portfolio                                                  3.33%   Systematic Financial Management, L.P.
 Large Cap Growth Style                                      10.00%
  Disciplined Growth Portfolio                                            2.00%   Smith Asset Management Group, L. P.
  Large Cap Appreciation Portfolio                                        1.00%   Cadence Capital Management, LLC
  Large Company Growth Portfolio                                          7.00%   Peregrine Capital Management, Inc.
 Small Cap Style                                              4.00%
  Emerging Growth Portfolio                                               0.46%   Wells Capital Management Incorporated
  Small Cap Index Portfolio                                               1.33%   Wells Capital Management Incorporated
  Small Company Growth Portfolio                                          0.87%   Peregrine Capital Management, Inc.
  Small Company Value Portfolio                                           0.13%   Peregrine Capital Management, Inc.
  Strategic Small Cap Value Portfolio                                     1.21%   Wells Capital Management Incorporated
 International Style                                          6.00%
  International Value Portfolio                                           1.50%   LSV Asset Management
  International Core Portfolio                                            1.50%   Evergreen Investments
  International Index Portfolio                                           1.50%   SSgA Funds Management, Inc.
  International Growth Portfolio                                          1.50%   Artisan Partners Limited Partnership
TOTAL FUND ASSETS                             100.00%

 26 MODERATE BALANCED FUND

                             ASSET ALLOCATION FUND
       (TO BE NAMED THE INDEX ASSET ALLOCATION FUND AS OF MARCH 1, 2010)

--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Gregory T. Genung, CFA, CAIA

Jeffrey P. Mellas, CAIA

FUND INCEPTION:
11/13/1986
ADMINISTRATOR CLASS
Ticker: WFAIX
Fund Number: 461

INVESTMENT OBJECTIVE
The Asset Allocation Fund seeks long-term total return, consisting of capital appreciation and current income.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
The Fund's "neutral" target allocation is as follows:

o  60% of the Fund's total assets in equity securities; and

o  40% of the Fund's total assets in fixed income securities.

--------------------------------------------------------------------------------
TARGET ALLOCATIONS

                                    NEUTRAL                  TARGET
                            TARGET ALLOCATION        ALLOCATION RANGES
 Equity Styles                   60%                     35-85%
 Fixed Income Styles             40%                     15-65%

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The asset classes we invest in are:


o Equity Securities-We invest a portion of the Fund's assets in common stocks to replicate the S&P 500 (Reg. TM) Index. We do not individually select common stocks on the basis of traditional investment analysis. Instead, we invest in each company comprising the S&P 500 (Reg. TM) Index in proportion to its weighting in the S&P 500 (Reg. TM) Index; and


o Fixed Income Securities-We invest a portion of the Fund's assets in U.S. Treasury Bonds to replicate the Barclays Capital 20+ Treasury Index. Bonds in this index have remaining maturities of twenty years or more.

The Fund invests in equity and fixed income securities with an emphasis on equity securities. The Fund does not select individual securities for investment, rather, it buys substantially all of the securities of various indexes to replicate such indexes. The Fund invests the equity portion of its assets in common stocks to replicate the S&P 500 (Reg. TM) Index, and invests the fixed income portion of its assets in U.S. Treasury Bonds to replicate the Barclays Capital 20+ Treasury Index. We seek to maintain a 95% or better performance correlation with the respective indexes, before fees and expenses, regardless of market conditions.

We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund's target allocations. We do not anticipate making a substantial number of target allocation changes. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

The percentage of Fund assets that we invest in different asset classes may temporarily deviate from the Fund's target allocations due to changes in market values. We may use cash flows or effect transactions to re-establish the target allocations.The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                        ASSET ALLOCATION FUND 27

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o Index Tracking Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Multi-Style Management Risk
   o Regulatory Risk
   o U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

 28 ASSET ALLOCATION FUND

GROWTH BALANCED FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Doug Beath
Thomas C. Biwer, CFA

Petros Bocray, CFA

Christian L. Chan, CFA
Jeffrey P. Mellas, CAIA
Andrew Owen, CFA

FUND INCEPTION:
04/30/1989
ADMINISTRATOR CLASS
Ticker: NVGBX
Fund Number: 67

INVESTMENT OBJECTIVE
The Growth Balanced Fund seeks total return, consisting of capital appreciation and current income.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
The Fund's "neutral" target allocation is as follows:

o  65% of the Fund's total assets in equity securities; and

o  35% of the Fund's total assets in fixed income securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that uses a "multi-style" investment approach designed to reduce the price and return volatility of the Fund and to provide more consistent returns. "Style" means either an approach to selecting investments, or a type of investment that is selected for a portfolio. Currently, the Fund's portfolio combines the different equity and fixed income investment styles of several master portfolios. We may invest in additional or fewer master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

The equity portion of the Fund's portfolio uses different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. The fixed income portion of the Fund's portfolio also uses different fixed income investment styles. The blending of multiple fixed income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed income portion of the Fund's portfolio.

We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund's target allocations. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles. We also may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We consider the Fund's absolute level of risk, as well as its risk relative to its benchmark in determining the allocation between the different investment styles. We may make changes to the target allocations at any time in response to market and other conditions. The percentage of Fund assets that we invest in each master portfolio may temporarily deviate from the target allocations due to changes in market value. We may use cash flows or effect transactions to re-establish the target allocations.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                         GROWTH BALANCED FUND 29

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o Emerging Markets Risk
   o Foreign Investment Risk
   o Growth Style Investment Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk

   o Management Risk
   o Market Risk
   o Mortgage- and Asset-Backed Securities Risk
   o Multi-Style Management Risk
   o Regulatory Risk
   o Smaller Company Securities Risk
   o U.S. Government Obligations Risk
   o Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

 30 GROWTH BALANCED FUND

--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION AND MANAGEMENT
The following tables provide the Fund's target allocation, including the percentage of Fund assets allocated across the various master portfolios.
Please see "Master/Gateway (Reg. TM) Structure" for more information on these master portfolios.

                               NEUTRAL TARGET           TARGET ALLOCATION
 TARGET ALLOCATIONS             ALLOCATION                  RANGES
 EQUITY STYLES                  65%                        50-80%

 FIXED INCOME STYLES            35%                        20-50%

                                          NEUTRAL TARGET
INVESTMENT STYLE/PORTFOLIOS               ALLOCATION                              SUB-ADVISER
EQUITY STYLES                                 65.00%
 Large Cap Blend Style                                      16.25%
  Index Portfolio                                                        16.25%   Wells Capital Management Incorporated
 Large Cap Value Style                                      16.25%
  Equity Income Portfolio                                                 5.42%   Wells Capital Management Incorporated
  C&B Large Cap Value Portfolio                                           5.42%   Cooke & Bieler, L. P.
  Equity Value Portfolio                                                  5.41%   Systematic Financial Management, L.P.
 Large Cap Growth Style                                     16.25%
  Disciplined Growth Portfolio                                            3.25%   Smith Asset Management Group, L. P.
  Large Cap Appreciation Portfolio                                       1.625%   Cadence Capital Management, LLC
  Large Company Growth Portfolio                                        11.375%   Peregrine Capital Management, Inc.
 Small Cap Style                                             6.50%
  Emerging Growth Portfolio                                               0.76%   Wells Capital Management Incorporated
  Small Cap Index Portfolio                                               2.17%   Wells Capital Management Incorporated
  Small Company Growth Portfolio                                          1.40%   Peregrine Capital Management, Inc.
  Small Company Value Portfolio                                           0.22%   Peregrine Capital Management, Inc.
  Strategic Small Cap Value Portfolio                                     1.95%   Wells Capital Management Incorporated
 International Style                                         9.75%
  International Value Portfolio                                           2.44%   LSV Asset Management
  International Core Portfolio                                            2.44%   Evergreen Investments
  International Index Portfolio                                           2.44%   SSgA Funds Management, Inc.
  International Growth Portfolio                                          2.43%   Artisan Partners Limited Partnership
FIXED INCOME STYLES                           35.00%
                                            -------
  Managed Fixed Income Portfolio                                         24.50%   Galliard Capital Management, Inc.
  Total Return Bond Portfolio                                             7.00%   Wells Capital Management Incorporated
  Inflation-Protected Bond Portfolio                                      3.50%   Wells Capital Management Incorporated
TOTAL FUND ASSETS                            100.00%

                                                         GROWTH BALANCED FUND 31

AGGRESSIVE ALLOCATION FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Doug Beath
Thomas C. Biwer, CFA

Petros Bocray, CFA

Christian L. Chan, CFA
Jeffrey P. Mellas, CAIA
Andrew Owen, CFA

FUND INCEPTION:
12/02/1997
ADMINISTRATOR CLASS
Ticker: NWBEX
Fund Number: 95

INVESTMENT OBJECTIVE
The Aggressive Allocation Fund seeks total return, consisting primarily of capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
The Fund's "neutral" target allocation is as follows:

o  80% of the Fund's total assets in equity securities; and

o  20% of the Fund's total assets in fixed income securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that uses a "multi-style" investment approach designed to reduce the price and return volatility of the Fund and to provide more consistent returns. "Style" means either an approach to selecting investments, or a type of investment that is selected for a portfolio. Currently, the Fund's portfolio combines the different equity and fixed income investment styles of several master portfolios. We may invest in additional or fewer master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

The equity portion of the Fund's portfolio uses different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. The fixed income portion of the Fund's portfolio uses different fixed income investment styles. The blending of multiple fixed income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed income portion of the Fund.

We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund's target allocations. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles. We also may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We consider the Fund's absolute level of risk, as well as its risk relative to its benchmark in determining the allocation between the different investment styles. We may make changes to the target allocations at any time in response to market and other conditions. The percentage of Fund assets that we invest in each master portfolio may temporarily deviate from the target allocations due to changes in market value. We may use cash flows or effect transactions to re-establish the target allocations.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 32 AGGRESSIVE ALLOCATION FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o Emerging Markets Risk
   o Foreign Investment Risk
   o Growth Style Investment Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk

   o Management Risk
   o Market Risk
   o Mortgage- and Asset-Backed Securities Risk
   o Multi-Style Management Risk
   o Regulatory Risk
   o Smaller Company Securities Risk
   o U.S. Government Obligations Risk
   o Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                   AGGRESSIVE ALLOCATION FUND 33

--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION AND MANAGEMENT
The following table provides current percentage breakdowns of the Fund's assets across different master portfolios. Please see "Master/Gateway Structure (Reg.
TM)" for more information on these master portfolios.

                               NEUTRAL TARGET           TARGET ALLOCATION
 TARGET ALLOCATIONS             ALLOCATION                  RANGES
 EQUITY STYLES                    80%                          65-95%

 FIXED INCOME STYLES              20%                           5-35%

                                          NEUTRAL TARGET
INVESTMENT STYLE/PORTFOLIOS               ALLOCATION                             SUB-ADVISER
EQUITY STYLES                                 80.00%
 Large Cap Blend Style                                      20.00%
  Index Portfolio                                                       20.00%   Wells Capital Management Incorporated
 Large Cap Value Style                                      20.00%
  Equity Income Portfolio                                                6.67%   Wells Capital Management Incorporated
  C&B Large Cap Value Portfolio                                          6.67%   Cooke & Bieler, L. P.
  Equity Value Portfolio                                                 6.66%   Systematic Financial Management, L. P.
 Large Cap Growth Style                                     20.00%
  Disciplined Growth Portfolio                                           4.00%   Smith Asset Management Group, L. P.
  Large Cap Appreciation Portfolio                                       2.00%   Cadence Capital Management, LLC
  Large Company Growth Portfolio                                        14.00%   Peregrine Capital Management, Inc.
 Small Cap Style                                             8.00%
  Emerging Growth Portfolio                                              0.93%   Wells Capital Management Incorporated
  Small Cap Index Portfolio                                              2.67%   Wells Capital Management Incorporated
  Small Company Growth Portfolio                                         1.74%   Peregrine Capital Management, Inc.
  Small Company Value Portfolio                                          0.26%   Peregrine Capital Management, Inc.
  Strategic Small Cap Value Portfolio                                    2.40%   Wells Capital Management Incorporated
 International Style                                        12.00%
  International Value Portfolio                                          3.00%   LSV Asset Management
  International Core Portfolio                                           3.00%   Evergreen Investments
  International Index Portfolio                                          3.00%   SSgA Funds Management, Inc.
  International Growth Portfolio                                         3.00%   Artisan Partners Limited Partnership
FIXED INCOME STYLES                           20.00%
                                            -------
  Managed Fixed Income Portfolio                                        14.00%   Galliard Capital Management, Inc.
  Total Return Bond Portfolio                                            4.00%   Wells Capital Management Incorporated
  Inflation-Protected Bond Portfolio                                     2.00%   Wells Capital Management Incorporated
TOTAL FUND ASSETS                            100.00%

 34 AGGRESSIVE ALLOCATION FUND

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for each Fund and indirectly, the principal risk factors for the master portfolios in which each Fund invests, have been previously identified and are described below. Additional information about the principal risks is included in the Statement of Additional Information.

ACTIVE TRADING RISK            Frequent trading will result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

COUNTER-PARTY RISK             When a Fund enters into a repurchase agreement, an agreement where it buys a security from a seller that agrees to repurchase the security at an agreed upon price and time, the
                               Fund is exposed to the risk that the other party will not fulfill its contractual obligation.
                               Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.

DEBT SECURITIES RISK           Debt securities, such as notes and bonds, are subject to credit risk and interest rate risk.
                               Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal when due. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that market interest rates may increase, which tends to reduce the resale value of certain debt securities, including U.S. Government obligations. Debt securities with longer durations are generally more sensitive to interest rate changes than those with shorter durations. Changes in market interest rates do not affect the rate payable on an existing debt security, unless the instrument has adjustable or variable rate features, which can reduce its exposure to interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and returns. Debt securities may also have, or become subject to, liquidity constraints.

DERIVATIVES RISK               The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                               For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 35

EMERGING MARKETS RISK          Emerging markets securities typically present even greater exposure to the risks described under "Foreign Investment Risk" and may be particularly sensitive to certain economic changes. For example, emerging market countries are more often dependent on international trade and are therefore often vulnerable to recessions in other countries.
                               Emerging markets may be under-capitalized and have less developed legal and financial systems than markets in the developed world. Additionally, emerging markets may have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities also may be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

FOREIGN INVESTMENT RISK        Foreign investments, including American Depositary Receipts (ADRs) and similar investments, are subject to more risks than U.S. domestic investments. These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. In addition, amounts realized on sales or distributions of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities. Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates. Such fluctuations may reduce the value of the investment. Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.

GROWTH STYLE INVESTMENT RISK   Growth stocks can perform differently from the market as a whole and from other types of stocks. Growth stocks may be designated as such and purchased based on the premise that the market will eventually reward a given company's long-term earnings growth with a higher stock price when that company's earnings grow faster than both inflation and the economy in general. Thus a growth style investment strategy attempts to identify companies whose earnings may or are growing at a rate faster than inflation and the economy. While growth stocks may react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks by rising in price in certain environments, growth stocks also tend to be sensitive to changes in the earnings of their underlying companies and more volatile than other types of stocks, particularly over the short term. Furthermore, growth stocks may be more expensive relative to their current earnings or assets compared to the values of other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall. Finally, during periods of adverse economic and market conditions, the stock prices of growth stocks may fall despite favorable earnings trends.

INDEX TRACKING RISK            The ability to track an index may be affected by, among other things, transaction costs and shareholder purchases and redemptions.

ISSUER RISK                    The value of a security may decline for a number of reasons that directly relate to the issuer or an entity providing credit support or liquidity support, such as management performance, financial leverage, and reduced demand for the issuer's goods, services or securities.

 36 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

LEVERAGE RISK                  Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

LIQUIDITY RISK                 A security may not be sold at the time desired or without adversely affecting the price.

MANAGEMENT RISK                We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor does anyone we contract with to provide services, such as selling agents or investment advisers, promise to make good on any such losses.

MARKET RISK                    The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value or become illiquid due to factors affecting securities markets generally or particular industries represented in the securities markets.
                               The value or liquidity of a security may decline or become illiquid due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline or become illiquid due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline or become illiquid in value simultaneously.

MORTGAGE- AND ASSET-BACKED     Mortgage- and asset-backed securities represent interests in "pools" of mortgages or other
SECURITIES RISK                assets, including consumer loans or receivables held in trust. In addition, mortgage dollar rolls are transactions in which a Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price.
                               Mortgage- and asset-backed securities, including mortgage dollar roll transactions, are subject to certain additional risks. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility. This is known as extension risk. In addition, these securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their debts sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as contraction risk. These securities also are subject to risk of default on the underlying mortgage or assets, particularly during periods of economic downturn.

MULTI-STYLE MANAGEMENT RISK    Because certain portions of a Fund's assets are managed by different portfolio managers using different styles, a Fund could experience overlapping security transactions. Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities. This may lead to higher transaction expenses and may generate higher short-term capital gains compared to a Fund using a single investment management style.

                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 37

REGULATORY RISK                Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.

SMALLER COMPANY SECURITIES     Securities of companies with smaller market capitalizations tend to be more volatile and less
RISK                           liquid than larger company stocks. Smaller companies may have no or relatively short operating histories, or be newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.

U.S. GOVERNMENT OBLIGATIONS    U.S. Government obligations include securities issued by the U.S. Treasury, U.S. Government
RISK                           agencies or government-sponsored entities. While U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government, securities issued by U.S. Government agencies or government-sponsored entities may not be backed by the full faith and credit of the U.S. Government. The Government National Mortgage Association (GNMA), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal
                               Housing Administration or the Department of Veterans Affairs. U.S. Government agencies or government-sponsored entities (i.e. not backed by the full faith and credit of the U.S.
                               Government) include the Federal National Mortgage Association (FNMA) and the Federal
                               Home Loan Mortgage Corporation (FHLMC). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection or scheduled payment of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations, the performance of a
                               Portfolio that holds securities of the entity will be adversely impacted. U.S. Government obligations are subject to low but varying degrees of credit risk, and are still subject to interest rate and market risk.

VALUE STYLE INVESTMENT RISK    Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks may be purchased based upon the belief that a given security may be out of favor. Value investing seeks to identify stocks that have depressed valuations, based upon a number of factors which are thought to be temporary in nature, and to sell them at superior profits when their prices rise in response to resolution of the issues which caused the valuation of the stock to be depressed. While certain value stocks may increase in value more quickly during periods of anticipated economic upturn, they may also lose value more quickly in periods of anticipated economic downturn. Furthermore, there is the risk that the factors which caused the depressed valuations are longer term or even permanent in nature, and that there will not be any rise in valuation. Finally, there is the increased risk in such situations that such companies may not have sufficient resources to continue as ongoing businesses, which would result in the stock of such companies potentially becoming worthless.

 38 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

PORTFOLIO HOLDINGS INFORMATION
--------------------------------------------------------------------------------

A description of the WELLS FARGO ADVANTAGE FUNDS' policies and procedures with respect to disclosure of the WELLS FARGO ADVANTAGE FUNDS' portfolio holdings is available in the Funds' Statement of Additional Information and on the WELLS FARGO ADVANTAGE FUNDS' Web site at www.wellsfargo.com/advantagefunds. In addition, Funds Management will, from time to time, include portfolio holdings information in quarterly commentaries for certain Funds. The substance of the information contained in such commentaries will also be posted to the Funds' Web site at www.wellsfargo.com/advantagefunds.

                                               PORTFOLIO HOLDINGS INFORMATION 39

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Funds and approves the selection of various companies hired to manage the Funds' operations. Except for the Funds' investment advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.


THE INVESTMENT ADVISER
Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds and the master portfolios in which each Fund, except for the Asset Allocation Fund, invests. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-adviser who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in each Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Funds' semi-annual report for the fiscal half-year ended March 31, 2009.
For a Fund's most recent fiscal year end, the advisory fee paid to Funds Management was as follows:



 ADVISORY FEES PAID
Fund Name                               AS A % OF AVERAGE DAILY NET ASSETS
 Conservative Allocation Fund                            .01%
 Moderate Balanced Fund                                  .02%
 Asset Allocation Fund                                   .50%
 Growth Balanced Fund                                    .06%
 Aggressive Allocation Fund                              .03%


Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.

For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.


Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter and securities lending agent.


 40 ORGANIZATION AND MANAGEMENT OF THE FUNDS

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.


The Wells Fargo Funds Trust Board of Trustees has unanimously approved the reorganizations of the specified fund ("Target Fund") listed in the table below into a certain existing Wells Fargo Advantage Fund ("Acquiring Fund") also listed in the table. The reorganization was proposed by Wells Fargo Funds Management, LLC, investment adviser to the Wells Fargo Advantage Funds.



                                                                    PORTFOLIO MANAGEMENT TEAM
 TARGET FUND                         ACQUIRING FUND                   OF ACQUIRING FUND
 Wells Fargo Advantage Aggressive    Wells Fargo Advantage Growth    Multiple Sub-advisers
 Allocation Fund                      Balanced Fund*



*This Fund will be newly created in order to receive the assets of the Target
  Fund upon completion of the reorganization.

The reorganization is subject to the satisfaction of a number of conditions, including approval by the shareholders of the Target Fund at special meetings of the shareholders expected to be held in June, 2010. In the reorganization, if various conditions to the closing of the reorganization are satisfied, the Acquiring Fund will receive all of the assets and assume all of the liabilities of the Target Fund, and Target Fund shareholders will receive shares of the Acquiring Fund in exchange for their shares of the Target Fund. The reorganization is intended to be a tax-free transaction and it is anticipated that no gain or loss will be recognized by shareholders as a result of the reorganization for U.S. federal income tax purposes. Additionally, fund shareholders will not incur any sales loads or similar transaction charges as a result of the reorganization.

The reorganization, if it is approved by shareholders and all conditions to the closing are satisfied, is expected to occur in July, 2010. Prior to the reorganization, Wells Fargo Fund shareholders may continue to purchase, redeem and exchange their shares subject to the limitations described in this prospectus.

Additional information, including a description of the applicable reorganization and information about fees, expenses, and risk factors, will be provided to shareholders of the Target Fund in a Prospectus/Proxy Statement that is expected to be mailed to shareholders in April. The Prospectus/Proxy Statement will provide information regarding the date, time and location of the shareholder meeting where the reorganization will be considered.

The foregoing is not a solicitation of any proxy. For more information, or to receive a free copy of the Prospectus/Proxy Statement once a registration statement relating to a proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective, please call 1-800-222-8222 or visit www.wellsfargo.com/advantagefunds. The Prospectus/Proxy Statement will also be available for free on the Securities and Exchange Commission's website www.sec.gov. Please read the Prospectus/Proxy Statement carefully before making any investment decisions.

The Board also unanimously approved Fund name changes for certain existing Wells Fargo Advantage Funds, as shown in the table below. Shareholder approval is not required for these changes.



           FUND                         FUND NAME CHANGE
  Asset Allocation Fund*         Index Asset Allocation Fund



* Effective March 1, 2010.


                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 41

THE SUB-ADVISER AND PORTFOLIO MANAGERS
The following sub-adviser and portfolio managers perform day-to-day investment management activities for the Funds. The sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds. For information regarding the sub-advisers that perform day-to-day investment management activities for the master portfolios in which certain of the Funds invest, see "The Sub-Advisers for the Master Portfolios" under the "Master/Gateway (Reg. TM)Structure" section.
--------------------------------------------------------------------------------
WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Funds. Accordingly, Wells Capital Management is responsible for the day-to-day investment management activities of these Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.


DOUG BEATH                       Mr. Beath is jointly responsible for managing the Aggressive Allocation Fund,
Aggressive Allocation Fund       Conservative Allocation Fund, Growth Balanced Fund and Moderate Balanced Fund, all
Conservative Allocation Fund     of which he has managed since 2006. Mr. Beath joined Wells Capital Management in
Growth Balanced Fund             July 2006 as a portfolio manager with the Quantitative Asset Management Team. From
Moderate Balanced Fund           2005 to 2006, Mr. Beath was a senior vice president for SMH Research where he represented several independent investment research firms. Prior to that, from 2000 to
                                 2005, Mr. Beath was senior vice president of research with H.C. Wainwright Economics where he provided consultation services to investment management firms and plan sponsors on macroeconomic issues and asset allocation. Education: B.A., Liberal Arts,
                                 University of Michigan; M.B.A., Fordham University.
PETROS BOCRAY, CFA               Mr. Bocray is a portfolio manager on the Quantitative Strategies team at Wells Capital
Aggressive Allocation Fund       Management. In this role, Mr. Bocray serves as co-manager on several of the team's
Conservative Allocation Fund     portfolios and conducts research supporting the quantitative models and investment
Growth Balanced Fund             strategies. Prior to joining the team in March 2006, Mr. Bocray worked as a portfolio
Moderate Balanced Fund           manager for the Wells Fargo Wealth Management Group, where he managed private client accounts with a focus on portfolio construction and asset allocation. Education:
                                 Bachelor of Economics, College of Charleston, Charleston, South Carolina.
GREGORY T. GENUNG, CFA, CAIA     Mr. Genung is jointly responsible for managing the Asset Allocation Fund, which he has
Asset Allocation Fund            managed since 2006. Mr. Genung joined Wells Capital Management in 2001, and has
(to be named the Index Asset     since managed certain of the Wells Fargo index mutual funds, private accounts and
Allocation Fund as of March 1,   collective trust funds. Education: B.B.A. in Finance and B.A. equivalency in Economics,
2010)                            University of Minnesota, Duluth.


 42 ORGANIZATION AND MANAGEMENT OF THE FUNDS

JEFFREY P. MELLAS, CAIA          Mr. Mellas is jointly responsible for managing the Aggressive Allocation Fund, Asset
Aggressive Allocation Fund       Allocation Fund, Conservative Allocation Fund, Growth Balanced Fund and the
Asset Allocation Fund            Moderate Balanced Fund, all of which he has managed since 2003. Mr. Mellas joined
(to be named the Index Asset     Wells Capital Management in 2003 as Managing Director of Quantitative Asset
Allocation Fund as of March 1,   Management and Portfolio Manager. In this role, Mr. Mellas oversees quantitative
2010)                            investment management efforts on behalf of institutional separate accounts, mutual
Conservative Allocation Fund     investment funds and collective investment funds. Prior to joining Wells Capital
Growth Balanced Fund             Management, Mr. Mellas was with Alliance Capital Management since 1995, as Vice
Moderate Balanced Fund           President and Global Portfolio Strategist. Education: B.A., Economics, University of
                                 Minnesota; M.B.A., Finance and International Business, New York University. Additional
                                 studies: International Management Program at Haute Etudes Commerciales, Paris,
                                 France, and Universite' de Valery, Montpellier, France. He has earned the right to use the
                                 CAIA designation and is a member of the Chartered Alternative Investment Analyst
                                 Association. He has earned the right to use the CAIA designation and is a member of the Chartered Alternative Investment Analyst Association.


                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 43

COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS
--------------------------------------------------------------------------------

SHAREHOLDER SERVICING PLAN
The Funds have a shareholder servicing plan. Under this plan, each Fund has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

ADDITIONAL PAYMENTS TO DEALERS
In addition to dealer reallowances and payments made by each Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates make additional payments ("Additional Payments") to certain selling or shareholder servicing agents for the Fund, which include broker-dealers. These Additional Payments are made in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These Additional Payments, which may be significant, are paid by the Fund's adviser, the distributor or their affiliates, out of their revenues, which generally come directly or indirectly from fees paid by the entire Fund complex.

In return for these Additional Payments, the Fund's adviser and distributor expect to receive certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments. Such advantages are expected to include, without limitation, placement of the Fund on a list of mutual funds offered as investment options to the selling agent's clients (sometimes referred to as "Shelf Space"); access to the selling agent's registered representatives; and/or ability to assist in training and educating the selling agent's registered representatives.

Certain selling or shareholder servicing agents receive these Additional Payments to supplement amounts payable by the Fund under the shareholder servicing plans. In exchange, these agents provide services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by each Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

The Additional Payments may create potential conflicts of interests between an investor and a selling agent who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial consultant and review carefully any disclosure by the selling agent as to what monies they receive from mutual fund advisers and distributors, as well as how your financial consultant is compensated.

The Additional Payments are typically paid in fixed dollar amounts, or based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of sales and/or assets under management, or a combination of the above. The Additional Payments are either up-front or ongoing or both. The Additional Payments differ among selling and shareholder servicing agents. Additional Payments to a selling agent that is compensated based on its customers' assets typically range between 0.05% and 0.30% in a given year of assets invested in the Fund by the selling agent's customers. Additional Payments to a selling agent that is compensated based on a percentage of sales typically range between 0.10% and 0.15% of the gross sales of the Fund attributable to the selling agent. In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable FINRA regulations.

More information on the FINRA member firms that have received the Additional Payments described in this section is available in the Statement of Additional Information, which is on file with the SEC and is also available on the WELLS FARGO ADVANTAGE FUNDS website at www.wellsfargo.com/advantagefunds.

 44 COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS

PRICING FUND SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or NAV) for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. The Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of a Fund's assets that may be invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of a Fund's assets invested directly in securities, each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.

                                                          PRICING FUND SHARES 45

HOW TO BUY SHARES
--------------------------------------------------------------------------------

Administrator Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Administrator Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers' investments in the Funds. Specific eligibility requirements that apply to these entities include:

o Employee benefit plan programs that have at least $10 million in plan assets;

o Broker-dealer managed account or wrap programs that charge an asset-based fee;

o Registered investment adviser mutual fund wrap programs that charge an asset-based fee;

o  Internal Revenue Code Section 529 college savings plan accounts;

o Fund of Funds including those advised by Funds Management (WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS(SM));

o Investment Management and Trust Departments of Wells Fargo purchasing shares on behalf of their clients;

o  Institutions who invest a minimum initial amount of $1 million in a Fund;
   and

o Under certain circumstances and for certain groups as detailed in the Funds' Statement of Additional Information.

 INSTITUTIONS PURCHASING
 SHARES DIRECTLY             OPENING AN ACCOUNT                               ADDING TO AN ACCOUNT
---------------------------  -----------------------------------------------  --------------------------------------
 By Telephone or Internet    A new account may not be opened by               To buy additional shares or to buy
---------------------------
                             telephone or internet unless the institution     shares in a new Fund:
                             has another Wells Fargo Advantage Fund           o Call Investor Services at
                             account. If the institution does not currently   1-800-222-8222 or
                             have an account, contact your investment
                                                                              o Call 1-800-368-7550 for the
                             representative.
                             -----------------------------------------------
                                                                              automated phone system or
                                                                              o visit our Web site at
                                                                              www.wellsfargo.com/
                                                                              advantagefunds
                                                                              --------------------------------------
 By Wire                                                                       To buy additional shares, instruct
---------------------------
                             o Complete and sign the Administrator Class
                                                                              your bank or financial institution to
                             account application
                                                                              use the same wire instructions
                             o Call Investor Services at 1-800-222-8222 for
                                                                              shown to the left.
                                                                              --------------------------------------
                             faxing instructions
                             o Use the following wiring instructions:
                             State Street Bank & Trust
                             Boston, MA
                             Bank Routing Number: ABA 011000028
                             Wire Purchase Account: 9905-437-1
                             Attention: WELLS FARGO ADVANTAGE FUNDS
                             (Name of Fund, Account
                             Number and any applicable
                             share class )
                             Account Name: Provide your
                             name as registered on the
                             Fund account
                             -----------------------------------------------

 46 HOW TO BUY SHARES

INSTITUTIONS PURCHASING
SHARES DIRECTLY              OPENING AN ACCOUNT                               ADDING TO AN ACCOUNT
---------------------------  -----------------------------------------------  --------------------------------------
 In Person                   Investors are welcome to visit the Investor      See instructions shown to the left.
--------------------------                                                    --------------------------------------
                             Center in person to ask questions or conduct
                             any Fund transaction. The Investor Center is
                             located at 100 Heritage Reserve, Menomonee
                             Falls, Wisconsin 53051.
                             -----------------------------------------------
 Through Your Investment     Contact your investment representative.          Contact your investment
 Representative                                                               representative.

--------------------------   -----------------------------------------------  -------------------------------------

SPECIAL CONSIDERATIONS WHEN INVESTING THROUGH FINANCIAL INTERMEDIARIES:
If a financial intermediary purchases Administrator Class shares on your behalf, you should understand the following:

   o MINIMUM INVESTMENTS AND OTHER TERMS OF YOUR ACCOUNT. Share purchases are made through a customer account at your financial intermediary following that firm's terms. Financial intermediaries may require different minimum investment amounts. Please consult an account representative from your financial intermediary for specifics.

   o RECORDS ARE HELD IN FINANCIAL INTERMEDIARY'S NAME. Financial intermediaries are usually the holders of record for Administrator Class shares held through their customer accounts. The financial intermediaries maintain records reflecting their customers' beneficial ownership of the shares.

   o PURCHASE/REDEMPTION ORDERS. Financial intermediaries are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis.

   o SHAREHOLDER COMMUNICATIONS. Financial intermediaries are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds.

   o U.S. DOLLARS ONLY. All payment must be made in U.S. dollars and all checks must be drawn on U.S. banks.

   o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.

   o EARNINGS DISTRIBUTIONS. You are eligible to earn distributions beginning on the business day after the transfer agent receives your purchase in proper form.

                                                            HOW TO BUY SHARES 47

HOW TO SELL SHARES
--------------------------------------------------------------------------------

Administrator Class shares must be redeemed according to the terms of your customer account with your financial intermediary. You should contact your investment representative when you wish to sell Fund shares.

INSTITUTIONS SELLING SHARES DIRECTLY       TO SELL SOME OR ALL OF YOUR SHARES
-----------------------------------------  ---------------------------------------------------------------------
 By Telephone /                             o To speak with an investor services representative call
 Electronic Funds Transfer (EFT)           1-800-222-8222 or use the automated phone system at
-----------------------------------------
                                           1-800-368-7550.
                                           o Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Wells Fargo Advantage money
                                           market funds, and next day for all other WELLS FARGO ADVANTAGE
                                           FUNDS.
                                           o Transfers made to a Wells Fargo Bank account are made
                                           available sooner than transfers to an unaffiliated institution.
                                           o Redemptions to any other linked bank account may post in two business days, please check with your financial institution for funds posting and availability.
                                           NOTE: Telephone transactions such as redemption requests
                                           made over the phone generally require only one of the
                                           account owners to call unless you have instructed us
                                           otherwise.
                                           --------------
 By Wire                                    o To arrange for a Federal Funds wire, call 1-800-222-8222.
-----------------------------------------
                                           o Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.
                                           o Redemption proceeds are usually wired to the financial
                                           intermediary the following business day.
                                           ---------------------------------------------------------------------
 By Internet                                Visit our Web site at www.wellsfargo.com/advantagefunds.
-----------------------------------------  ---------------------------------------------------------------------
 In Person                                  Investors are welcome to visit the Investor Center in person to ask
-----------------------------------------
                                           questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls, Wisconsin
                                           53051.
                                           --------------
 Through Your Investment Representative     Contact your investment representative.
-----------------------------------------  --------------

GENERAL NOTES FOR SELLING SHARES:

   o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

   o EARNINGS DISTRIBUTIONS. Your shares are eligible to earn distributions through the date of redemption. If you redeem shares on a Friday or prior to a holiday, your shares will continue to be eligible to earn distributions until the next business day.

   o RIGHT TO DELAY PAYMENT. We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through EFT, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments

 48 HOW TO SELL SHARES
     coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Such extraordinary circumstances are discussed further in the Statement of Additional Information.

   o REDEMPTION IN KIND. Although generally we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

   o RETIREMENT PLANS AND OTHER PRODUCTS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

                                                           HOW TO SELL SHARES 49

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment (I.E., a Fund not closed to new accounts).

o An exchange request will be processed on the same business day, provided that both Funds are open at the time the request is received. If one or both Funds are closed, the exchange will be processed on the following business day.

o You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.

o Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new
   Fund, unless your balance has fallen below that amount due to investment performance.


o Any exchange between two WELLS FARGO ADVANTAGE FUNDS must meet the minimum subsequent purchase amounts.


Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds reserve the right to reject any purchase or exchange order for any reason. The Funds are not designed to serve as vehicles for frequent trading. Purchases or exchanges that a Fund determines could harm the Fund may be rejected.

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Funds Management monitors available shareholder trading information across all Funds on a daily basis. Funds Management will temporarily suspend the purchase and exchange privileges of an investor who completes a purchase and redemption in a Fund within 30 calendar days. Such investor will be precluded from investing in the Fund for a period of 30 calendar days.

In addition, Funds Management reserves the right to accept purchases, redemptions and exchanges made in excess of applicable trading restrictions in designated accounts held by Funds Management or its affiliate that are used at all times exclusively for addressing operational matters related to shareholder accounts, such as testing of account functions, and are maintained at low balances that do not exceed specified dollar amount limitations.

 50 HOW TO EXCHANGE SHARES

A financial intermediary through whom you may purchase shares of a Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and described in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about the restrictions or limitations on trading activity that will be applied to your account.

Certain purchases and redemptions made under the following circumstances will not be factored into Funds Management's analysis of frequent trading activity including, but not limited to: reinvestment of dividends; retirement plan contributions, loans and distributions (including hardship withdrawals); non-discretionary portfolio rebalancing associated with certain wrap accounts and retirement plans; and transactions in Section 529 Plans and registered funds of funds.

Effective March 1, 2010, the Funds' short-term trading policy will be modified. Funds Management will continue to monitor available shareholder trading information across all Funds on a daily basis. If a shareholder redeems more than $5,000 (including redemptions that are part of an exchange transaction) from a Fund, that shareholder will be "blocked" from purchasing shares of that Fund (including purchases that are part of an exchange transaction) for 30 calendar days after the redemption. This modified policy will not apply to:

o  Money market funds;

o  Ultra-short funds;

o  Purchases of shares through dividend reinvestments;

o Systematic purchases, redemptions or exchanges where a financial intermediary maintaining a shareholder account identifies the transaction as a systematic purchase, redemption or exchange at the time of the transaction;

o Rebalancing transactions within certain asset allocation or "wrap" programs where the financial intermediary maintaining a shareholder account is able to identify the transaction as part of an asset allocation program approved by Funds Management;

o Transactions initiated by a registered "fund of funds" or Section 529 Plan into an underlying fund investment;

o Certain transactions involving participants in employer-sponsored retirement plans, including: participant withdrawals due to mandatory distributions, rollovers and hardships, withdrawals of shares acquired by participants through payroll deductions, and shares purchased or redeemed by a participant in connection with plan loans; and

o Purchases below $5,000 (including purchases that are part of an exchange transaction).

                                                       HOW TO EXCHANGE SHARES 51

ACCOUNT POLICIES
--------------------------------------------------------------------------------

ADVANCE NOTICE OF LARGE TRANSACTIONS
We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5,000,000. This will allow us to manage the Funds most effectively. When you give us this advance notice, you must provide us with your name and account number.

HOUSEHOLDING
To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.

RETIREMENT ACCOUNTS
We offer prototype documents for a variety of retirement accounts for individuals and small businesses. Please call 1-800-222-8222 for information on:

o  Individual Retirement Plans, including Traditional IRAs and Roth IRAs.

o  Small Business Retirement Plans, including Simple IRAs and SEP IRAs.

There may be special distribution requirements for a retirement account, such as required distributions or mandatory Federal income tax withholdings. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary.

SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

ELECTRONIC DELIVERY OF FUND DOCUMENTS
You may elect to receive your Fund prospectuses, shareholder reports and other Fund documents electronically in lieu of paper form by enrolling on the Funds' Web site at www.wellsfargo.com/advantagedelivery. If you make this election, you will be notified by e-mail when the most recent Fund documents are available for electronic viewing and downloading.

To receive Fund documents electronically, you must have an e-mail account and an internet browser that meets the requirements described in the Privacy & Security section of the Funds' Web site at www.wellsfargo.com/advantagefunds. You may change your electronic delivery preferences or revoke your election to receive Fund documents electronically at any time by visiting www.wellsfargo.com/advantagedelivery.

STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

 52 ACCOUNT POLICIES

TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

                                                             ACCOUNT POLICIES 53

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Funds, except the Asset Allocation Fund, generally make distributions of any net investment income and any realized net capital gains annually. The Asset Allocation Fund generally makes distributions of any net investment income quarterly and any realized net capital gains at least annually. Please contact your institution for distribution options. Remember, distributions have the effect of reducing the NAV per share by the amount distributed.

TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain.

Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Also, if you are an individual Fund shareholder, the portion of your distributions attributable to dividends received by a Fund from its investments in certain U.S. and foreign corporations generally will be taxed at a maximum 15% rate of tax, as long as certain holding period requirements are met. These reduced rates of tax will expire after December 31, 2010.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to backup withholding taxes.

 54 TAXES

MASTER/GATEWAY (Reg. TM) STRUCTURE
--------------------------------------------------------------------------------

The Aggressive Allocation, Conservative Allocation, Growth Balanced and Moderate Balanced Funds are gateway funds in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of WELLS FARGO ADVANTAGE FUNDS whose objectives and investment strategies are consistent with the gateway fund's investment objective and strategies. Through this structure, gateway funds can enhance their investment opportunities and reduce their expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits.

DESCRIPTION OF MASTER PORTFOLIOS
The following table lists the master portfolios in which some of the Funds invest. The Portfolio's investment objective is provided followed by a brief description of the Portfolio's investment strategies.


 MASTER PORTFOLIO                    INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 C&B LARGE CAP VALUE PORTFOLIO       INVESTMENT OBJECTIVE: The Portfolio seeks maximum long-term total return
                                     (current income and capital appreciation), consistent with minimizing risk to principal.
                                     PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of large-
                                     capitalization companies, which we define as companies with market capitalizations of $3 billion or more. We manage a relatively focused portfolio of 30 to 50 companies that enables us to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                     We select securities for the portfolio based on an analysis of a company's financial characteristics and an assessment of the quality of a company's management. In selecting a company, we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company's top management, customers and suppliers. We believe our assessment of business quality and emphasis on valuation will protect the portfolio's assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets. We regularly review the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamentals of the business, or we have identified a more attractive investment opportunity.


                                            MASTER/GATEWAY(Reg. TM) STRUCTURE 55

MASTER PORTFOLIO                     INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
DISCIPLINED GROWTH PORTFOLIO         INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                     PRINCIPAL INVESTMENT STRATEGIES: We invest primarily in the common stock of larger companies that, in our view, possess above-average potential for growth. We invest in a portfolio of securities with an average market capitalization greater than
                                     $5 billion. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                     We seek to identify growth companies that will report a level of corporate earnings that exceeds the level expected by investors. In seeking these companies, we use both quantitative and fundamental analysis. We may consider, among other factors, changes of earnings estimates by investment analysts, the recent trend of company earnings reports, and an analysis of the fundamental business outlook for the company. We use a variety of valuation measures to determine whether or not the share price already reflects any positive fundamentals that we have identified. We attempt to constrain the variability of the investment returns by employing risk control screens for price volatility, financial quality, and valuation. We may choose to sell a stock when a company exhibits deteriorating fundamentals or when we wish to take advantage of a better opportunity. Our sell discipline dictates that a holding must be sold if a negative earnings surprise is forecasted, company officials guide investor opinion downward, a stock becomes overvalued, or a buyout is announced.
                                     Upon the sale of any security, all of the proceeds are fully reinvested in the single most attractive company not already in the portfolio, as determined by our stock selection process.
 EMERGING GROWTH PORTFOLIO           INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                     PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of small-
                                     capitalization companies that we believe have prospects for robust and sustainable growth of revenues and earnings. We define small-capitalization companies as those with market capitalizations of $3 billion or less. Small-capitalization companies may include both domestic and foreign small-capitalization companies.
                                     We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return. We seek small-capitalization companies that are in an emerging phase of their life cycle. We believe these companies have prospects for robust and sustainable growth in earnings and revenue and their stock may benefit from positive revisions to expectations for earnings and revenue growth. Identifying and successfully anticipating those revisions often leads to stock outperformance.
                                     To find growth and anticipate positive revisions, we surround companies with exhaustive fundamental research, emphasizing companies whose management teams have histories of successfully executing their strategies and whose business models have sustainable profit potential. We combine this fundamental analysis with our assessment of the timeliness for the stocks of these companies to form an investment decision. We may invest in any sector, and at times, we may emphasize one or more particular sectors. We may sell a company's stock when we see deterioration in fundamentals that causes us to become suspicious of a company's prospective growth profile. Depending on the circumstances, we may also sell or trim a portfolio position when we see timeliness turn negative on a stock held in the portfolio. We consider our sell discipline and risk control as critical and value-
                                     added parts of our process. We may actively trade portfolio securities.
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
MASTER PORTFOLIO                     INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
EQUITY INCOME PORTFOLIO              INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation and dividend income.
                                     PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of large-
                                     capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                     We focus on identifying companies that we believe have exceptional valuations, above-market earnings growth, as well as consistency of dividend income and growth of the dividend. Our screening process to identify such premier companies involves a search by market capitalization, dividend income or potential for dividend income, and stability of earnings to refine our selection universe.
                                     Additionally, we screen for valuation by utilizing a comparative valuation tool that ranks a company's stock against a universe of other companies. This process helps us identify undervalued stocks and allows us to focus our fundamental research on stocks that appear to offer exceptional investment opportunities. Our fundamental research includes in-depth financial statement analysis that includes looking at a company's operating characteristics such as earnings and cash flow prospects, profit margin trends, and consistency of revenue growth. Other standard valuation measures are applied to this select group of stocks, such as price to earnings, price to book, price to sales and price to cash flow ratios, both on an absolute and on a relative basis. We believe that our focus on valuation, capitalization size, consistency, and dividend yield all combine to produce a diversified portfolio of high quality stocks. Because few companies meet our select screening criteria, we generally follow a low turnover approach and typically will only sell a stock if it no longer fits our criteria for a premier company.
 EQUITY VALUE PORTFOLIO              INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                     PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of large-
                                     capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                     In making investment decisions for the Portfolio, we apply a fundamentals-driven, company-specific analysis. As part of the analysis, we evaluate criteria such as price to earnings, price to book, and price to sales ratios, and cash flow. We also evaluate the companies' sales and expense trends, changes in earnings estimates and market position, as well as the industry outlook. We look for catalysts that could positively, or negatively, affect prices of current and potential companies for the Portfolio.
                                     Additionally, we seek confirmation of earnings potential before investing in a security. We also apply a rigorous screening process and manage the Portfolio's overall risk profile. We generally consider selling a stock when it has achieved its fair value, when the issuer's business fundamentals have deteriorated, or if the potential for positive change is no longer evident. We may actively trade portfolio securities.
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
MASTER PORTFOLIO                     INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
INDEX PORTFOLIO                      INVESTMENT OBJECTIVE: The Portfolio seeks to replicate the total return of the
                                     Standard & Poor's 500 Composite Stock Index (S&P 500 Index), before expenses.
                                     PRINCIPAL INVESTMENT STRATEGIES: We invest in substantially all of the common stocks comprising the S&P 500 Index and attempt to achieve at least a 95%
                                     correlation between the performance of the S&P 500 Index and the Portfolio's investment results, before expenses. This correlation is sought regardless of market conditions. If we are unable to achieve this correlation, then we will closely monitor the performance and composition of the S&P 500 Index and adjust the Fund's securities holdings as necessary to seek the correlation.
                                     A precise duplication of the performance of the S&P 500 Index would mean that the net asset value (NAV) of Interests, including dividends and capital gains, would increase or decrease in exact proportion to changes in the S&P 500 Index. Such a
                                     100% correlation is not feasible. Our ability to track the performance of the S&P 500
                                     Index may be affected by, among other things, transaction costs and shareholder purchases and redemptions. We continuously monitor the performance and composition of the S&P 500 Index and adjust the Portfolio's securities as necessary to reflect any changes to the S&P 500 Index and to maintain a 95% or better performance correlation, before expenses.
                                     Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.
INFLATION-PROTECTED BOND             INVESTMENT OBJECTIVE: The Portfolio seeks total return, consisting of income and
 PORTFOLIO                           capital appreciation, while providing protection against inflation.
                                     PRINCIPAL INVESTMENT STRATEGIES: We invest in a portfolio consisting principally of inflation-protected debt securities issued or guaranteed by the U.S. Treasury, U.S.
                                     Government agencies or government-sponsored entities. We will purchase only securities that are rated, at the time of purchase, within the two highest rating categories assigned by a Nationally Recognized Statistical Ratings Organization, or
                                     are determined by us to be of comparable quality. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                     We generally will purchase securities that we believe have strong relative value based on an analysis of a security's characteristics (such as its principal value, coupon rate, maturity, duration and yield) in light of the current market environment. We may sell a security due to changes in its outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile.
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
MASTER PORTFOLIO                     INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
INTERNATIONAL CORE PORTFOLIO         INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                     PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of foreign issuers with strong growth potential and that offer good relative values.
                                     These companies typically have distinct competitive advantages, high or improving returns on invested capital, and a potential for positive earnings surprises. We invest primarily in developed countries, but may invest in emerging markets. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                     We follow a two-phase investment process. In the first phase, we conduct bottom-
                                     up research on international growth and value stocks using a combination of company visits, broker research, analyst meetings and financial databases. All stocks considered for purchase are analyzed using an "Economic Value Added" (EVA)
                                     methodology, which seeks to identify the factors driving company profitability, such as cost of capital and net operating margin. EVA is a performance measure that provides an estimate of the economic profit of a company by measuring the amount by which earnings exceed or fall short of the required minimum rate of return that could be generated by investing in other securities of comparable risk. In the second phase of the investment process, investment recommendations are combined with sector and country considerations for final stock selections. After a review of fundamentals of all stocks owned, we may choose to sell a holding when it no longer offers favorable growth prospects or to take advantage of a better investment opportunity. We reserve the right to hedge the Portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.
INTERNATIONAL GROWTH PORTFOLIO       INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                     PRINCIPAL INVESTMENT STRATEGIES: We invest primarily in the equity securities of foreign issuers. We invest primarily in developed countries, but may invest in emerging markets. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                     We use a bottom-up investment process described below to construct a portfolio of international growth companies, focusing on industries or themes that we believe present accelerating growth prospects. Company visits are a key component of our investment process, providing an opportunity to develop an understanding of a company, its management and its current and future strategic plans. Company visits also provide an opportunity to identify, validate or disprove an investment theme.
                                     Particular emphasis is placed on researching well-managed companies with dominant or increasing market shares that we believe may lead to sustained earnings growth. We pay careful attention to valuation relative to a company's market or global industry in choosing investments. Securities purchased are generally those believed to offer the most compelling potential earnings growth relative to their valuation. We may choose to sell a stock when a company exhibits deteriorating fundamentals, changing circumstances affect the original reasons for its purchase, or we choose to take advantage of a better opportunity. We reserve the right to hedge the Portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.
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
MASTER PORTFOLIO                     INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
INTERNATIONAL INDEX PORTFOLIO        INVESTMENT OBJECTIVE: The Portfolio seeks to approximate the total return of an international portfolio of common stocks represented by the Morgan Stanley
                                     Capital International Europe, Australasia, Far East Index (the "MSCI EAFE Index," or
                                     the "Index"), before expenses.
                                     PRINCIPAL INVESTMENT STRATEGIES: We consider investments that provide substantially similar exposure to securities comprising the MSCI EAFE Index.
                                     Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We attempt to achieve a correlation of at least 95% between the performance of the MSCI EAFE Index and our investment results, before expenses. This correlation is sought regardless of market conditions.
                                     A precise duplication of the performance of the MSCI EAFE Index would mean that the net asset value (NAV) of Interests, including dividends and capital gains would increase and decrease in exact proportion to changes in the MSCI EAFE Index. Such a 100% correlation is not feasible. Our ability to track the performance of the MSCI
                                     EAFE Index may be affected by, among other things: the Portfolio's expenses; the amount of cash and cash equivalents held by the Portfolio; the manner in which the performance of the MSCI EAFE Index is calculated; the size of the Portfolio's investment portfolio; and the timing, frequency and size of interestholder purchases and redemptions. We use cash flows from interestholder purchase and redemption activity to maintain, to the extent feasible, the similarity of its performance to that of the MSCI EAFE Index. We regularly monitor the Portfolio's correlation to the MSCI
                                     EAFE Index and adjust the Portfolio's investments to the extent necessary to pursue a performance correlation of at least 95% with the Index. Inclusion of a security in the MSCI EAFE Index in no way implies an opinion by Morgan Stanley as to its attractiveness as an investment. We reserve the right to hedge the Portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.
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
MASTER PORTFOLIO                     INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
INTERNATIONAL VALUE PORTFOLIO        INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                     PRINCIPAL INVESTMENT STRATEGIES: We invest principally in the equity securities of foreign issuers. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We invest in equity securities of foreign issuers which we believe are undervalued in the marketplace at the time of purchase and show recent positive signals, such as an appreciation in prices and increase in earnings. Factors we consider in determining undervaluation include dividend yield, earnings relative to price, cash flow relative to price and book value relative to market value. We believe that these securities have the potential to produce future returns if their future growth exceeds the market's low expectations.
                                     We use a quantitative investment model to make investment decisions for the
                                     Portfolio. The investment model is designed to take advantage of judgmental biases that influence the decisions of many investors, such as the tendency to develop a
                                     "mindset" about a company or to wrongly equate a good company with a good investment irrespective of price. The investment model ranks securities based on fundamental measures of value (such as the dividend yield) and indicators of near-
                                     term recovery (such as recent price appreciation). This investment strategy seeks to control overall portfolio risk while maximizing the expected return. A stock is typically sold if the model indicates a decline in its ranking or if a stock's relative portfolio weight has appreciated significantly (relative to the benchmark). We reserve the right to hedge the Portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.
LARGE CAP APPRECIATION               INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
 PORTFOLIO                           PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of large-
                                     capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                     In making investment decisions for the Portfolio, we consider companies in the
                                     Russell 1000 Index and the S&P 500 Index. We rank the stocks in this universe based upon a number of growth criteria, such as the change in consensus earnings estimates over time, the company's history of meeting earnings targets and improvements in return on equity. Stocks are also evaluated based on certain valuation criteria, such as earnings quality and price to earnings ratios. The most competitively ranked stocks are then subjected to an analysis of company fundamentals, such as management strength, competitive industry position, business prospects, and financial statement data, such as earnings, cash flows and profitability. We re-rank the universe frequently in an effort to consistently achieve a favorable balance of growth and valuation characteristics for the Portfolio. We may sell a stock when company or industry fundamentals deteriorate, when a company has negative earnings surprises, or when company management lowers expectations for sales or earnings. As a risk control measure, we may reduce our allocation to a particular stock if we see that its weighting in the Portfolio has become excessive in our view. We may actively trade portfolio securities.
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
MASTER PORTFOLIO                     INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
LARGE COMPANY GROWTH                 INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
 PORTFOLIO                           PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities, focusing on approximately 30 to 50 large-capitalization companies that we believe have favorable growth potential. However, we normally do not invest more than
                                     10% of the Portfolio's total assets in the securities of a single issuer. We define large-
                                     capitalization companies as those with market capitalizations of $3 billion or more.
                                     We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                     In selecting securities for the Portfolio, we seek companies that we believe are able to sustain rapid earnings growth and high profitability over a long time horizon. We seek companies that have high quality fundamental characteristics, including:
                                     dominance in their niche or industry; low cost producers; low levels of leverage;
                                     potential for high and defensible returns on capital; and management and a culture committed to sustained growth. We utilize a bottom-up approach to identify companies that are growing sustainable earnings at least 50% faster than the average of the companies comprising the S&P 500 Index. We may sell a holding if we believe it no longer will produce anticipated growth and profitability, or if the security is no longer favorably valued.
MANAGED FIXED INCOME                 INVESTMENT OBJECTIVE: The Portfolio seeks consistent fixed-income returns.
 PORTFOLIO                           PRINCIPAL INVESTMENT STRATEGIES: We invest in a diversified portfolio of fixed- and variable-rate U.S. dollar-denominated, fixed-income securities of a broad spectrum of U.S. and foreign issuers including U.S. Government obligations, and the debt securities of financial institutions, corporations and others.
                                     We emphasize the use of intermediate maturity securities to lessen duration and employ lower risk yield enhancement techniques to enhance return over a complete economic or interest rate cycle. We consider intermediate-term securities to be those with maturities of between 2 and 20 years.
                                     We will limit the Portfolio's investment in mortgage-backed securities to not more than 65% of total assets and its investment in other asset-backed securities to not more than 25% of total assets. In addition, we may not invest more than 30% of total assets in securities issued or guaranteed by any single agency or instrumentality of the U.S. Government, except the U.S. Treasury. Under normal circumstances, we expect the Portfolio's dollar-weighted average effective maturity to be between 3 and 12 years with a duration ranging between 2 to 6 years.
                                     While not a principal strategy, we also may invest up to 10% of the Portfolio's total assets in securities issued or guaranteed by foreign governments we deem stable, or their subdivisions, agencies, or instrumentalities; in loan or security participations;
                                     in securities of supranational organizations; and in municipal securities.
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
MASTER PORTFOLIO                     INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
SMALL CAP INDEX PORTFOLIO            INVESTMENT OBJECTIVE: The Portfolio seeks to replicate the total return of the
                                     Standard & Poor's Small Cap 600 Composite Stock Price Index (S&P 600 Small Cap
                                     Index), before expenses.
                                     PRINCIPAL INVESTMENT STRATEGIES: We generally execute portfolio transactions only to replicate the composition of the S&P 600 Small Cap Index with minimum tracking error and to minimize transaction costs. We invest cash received from portfolio security dividends or investments in the Portfolio, and raise cash to fund redemptions. The Portfolio may hold cash or cash equivalents to facilitate payment of the Portfolio's expenses or redemptions. For these and other reasons, the
                                     Portfolio's performance can be expected to approximate but not equal that of the
                                     S&P 600 Small Cap Index, before expenses. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
SMALL COMPANY GROWTH                 INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
 PORTFOLIO                           PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of small-
                                     capitalization companies, which we define as companies with market capitalizations of $3 billion or less. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                     In selecting securities for the Portfolio, we conduct rigorous research to identify companies where the prospects for rapid earnings growth (Discovery phase) or significant change (Overlooked phase) have yet to be well understood, and are therefore not reflected in the current stock price. This research includes meeting with the management of several hundred companies each year and conducting independent external research. Companies that fit into the Discovery phase are those with rapid or long-term (3-5 year) earnings growth prospects. Companies that fit into the Overlooked phase, are those that have the prospect for sharply accelerating near-term earnings (next 12-18 months), or companies selling at a meaningful discount to their underlying asset value. We may decrease certain stock holdings when their positions rise relative to the overall portfolio. We may sell a stock in its entirety when it reaches our sell target price, which is set at the time of purchase. We may also sell stocks that experience adverse fundamental news, or have significant short-term price declines. We may actively trade portfolio securities.
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
MASTER PORTFOLIO                     INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
SMALL COMPANY VALUE PORTFOLIO        INVESTMENT OBJECTIVE: The Portfolio seeks to provide long-term capital appreciation.
                                     PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of small-
                                     capitalization companies, which we define as companies with market capitalizations within the range of the Russell 2000 (Reg. TM) Index. The market capitalization range of the Russell 2000 (Reg. TM) Index was $78 million to $1.7 billion, as of
                                     May 31, 2009, and is expected to change frequently. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                     We seek to identify the least expensive small cap stocks across different sectors. To narrow the universe of possible candidates, we use a proprietary, quantitative screening process to emphasize companies exhibiting traditional value characteristics and to rank stocks within each sector based on these criteria. This valuation analysis allows us to focus our fundamental research efforts on the stocks that we believe are the most undervalued relative to their respective small cap peer group. We analyze each company's fundamental operating characteristics (such as price to earnings ratios, cash flows, company operations, including company prospects and profitability) to identify those companies that are the most promising within their peer group based on factors that have historically determined subsequent outperformance for a given sector. Fundamental research is primarily conducted through financial statement analysis and meetings with company management, however, third-party research is also used for due diligence purposes. We may sell a stock when it becomes fairly valued or when signs of fundamental deterioration appear.
STABLE INCOME PORTFOLIO              INVESTMENT OBJECTIVE: The Portfolio seeks current income consistent with capital appreciation.
                                     PRINCIPAL INVESTMENT STRATEGIES: We invest principally in income-producing debt securities. We may invest in a variety of debt securities, including corporate, mortgage- and asset-backed securities, and U.S. Government obligations. These securities may have fixed, floating or variable rates and may include dollar-
                                     denominated debt securities of foreign issuers. We only purchase investment-grade securities, though we may continue to hold a security that falls below investment-
                                     grade. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect the
                                     Portfolio's dollar-weighted average effective duration to be between 0.7 to 1.2 years.
                                     We emphasize investments in the debt securities market with higher yield and return expectations than U.S. Treasury securities. Our security selection process is based on a disciplined valuation process that considers cash flow, liquidity, quality, and general economic sentiment. We then purchase those securities that we believe offer the best relative value. We tend to buy and hold these securities which results in a relatively lower turnover profile. We will sell securities based on deteriorating credit, over-valuation or to replace them with more attractively valued issues.
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
MASTER PORTFOLIO                     INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
STRATEGIC SMALL CAP VALUE            INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation by
 PORTFOLIO                           investing primarily in small capitalization securities.
                                     PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of small-
                                     capitalization companies that we define as companies with market capitalizations within the range of the Russell 2500TM Index. The market capitalization range of the
                                     Russell 2500TM Index was $78 million to $3.9 billion, as of May 30, 2009, and is expected to change frequently. The Portfolio may invest in equity securities of foreign issuers directly and through ADRs and similar investments. The Portfolio may invest in any sector, and at times may emphasize one or more particular sectors. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                     We utilize several different "strategic" small cap value investment styles to pursue the Portfolio's objective.
                                     A portion of the Portfolio's assets is invested by seeking to take advantage of opportunities in the market created by investors who primarily focus on the short-
                                     term prospects of companies. To identify these opportunities, we follow a bottom-
                                     up investment process that focuses on three key elements - right company, right price, and right time. First, the right companies are defined as those that have solid assets with manageable debt levels in good industries. Secondly, we seek to buy these companies at the right price. To determine the right price, we carefully evaluate the potential upside reward as well as the potential downside risk in order to arrive at a reward/risk profile for every stock considered. Lastly, we seek to buy these companies at the right time, which is typically when the prevailing market sentiment is low. We believe buying securities in a company when the prevailing sentiment with respect to such company is low allows us to limit the potential downside risk and allows us to participate in the potential upside price appreciation in the securities of such company should the business fundamentals of the company improve. We consider selling a security when it appreciates to our target price without changes to the fundamentals of the underlying company, when the fundamentals deteriorate, when the security is forced out of the Portfolio by a better idea, or when sentiment with respect to such company improves significantly.
                                     Another portion of the Portfolio's assets is invested by employing a multi-faceted investment process that consists of quantitative idea generation and rigorous fundamental research. This process involves identifying companies that we believe exhibit attractive valuation characteristics and warrant further research. We then conduct fundamental research to find securities in small-capitalization companies with a positive dynamic for change that could move the price of such securities higher. The positive dynamic may include a change in management team, a new product or service, corporate restructuring, an improved business plan, a change in the regulatory environment, or the right time for the industry in its market cycle. We typically sell a security when its fundamentals deteriorate, its relative valuation versus the peer group and market becomes expensive, or for risk management considerations. We believe the combination of buying the securities of undervalued small-capitalization companies with positive dynamics for change limits our downside risk while allowing us to potentially participate in significant upside appreciation in the price of such securities.


                                            MASTER/GATEWAY(Reg. TM) STRUCTURE 65

MASTER PORTFOLIO                     INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
STRATEGIC SMALL CAP VALUE            The final portion of the Portfolio's assets is invested in companies based on a
 PORTFOLIO (CONTINUED)               disciplined adherence to fundamental analysis, with particular attention given to the cash flow generating capabilities of a company. Using this approach, we begin with quantitative screens that include a dividend discount model, a valuation model, as well as earnings strength and surprise models. Our initial screens are designed to develop a list of companies that appear to be undervalued relative to the market. We then perform our fundamental analysis that includes discussions with management, research analysts, and competitors to determine which companies we will purchase. Companies that we purchase generally belong to one of four categories- neglected, oversold, theme, and earnings turnaround. Neglected companies are solid performing companies that are largely ignored by the investment community. Oversold companies are companies that are oversold due to short-term earnings difficulties. Theme companies are companies poised to benefit from macroeconomic or industry wide trends. And lastly, earnings turnaround companies are companies on the verge of an earnings turnaround. We will generally sell a stock if our capitalization and valuation targets are met, if there is a negative fundamental shift in a company's dynamics, or if management has demonstrated that it cannot execute its business plan.
                                     Because the Portfolio's assets are managed by multiple portfolio managers within the Portfolio using different investment styles as described above, the Portfolio could experience overlapping security transactions where certain portfolio managers purchase securities at the same time other portfolio managers are selling those securities. This could lead to higher costs compared to other funds using a single investment management style.
                                     We may rebalance and reallocate assets across the portfolio strategies and may choose to further divide the Portfolio's assets to allow for additional portions to be managed using other investment approaches that meet the objective and investment parameters of the Portfolio.
TOTAL RETURN BOND PORTFOLIO          INVESTMENT OBJECTIVE: The Portfolio seeks total return, consisting of income and capital appreciation.
                                     PRINCIPAL INVESTMENT STRATEGIES: We invest principally in investment-grade debt securities, including U.S. Government obligations, corporate bonds and mortgage-
                                     and asset-backed securities. As part of our investment strategy, we may invest in stripped securities or enter into mortgage dollar rolls and reverse repurchase agreements, as well as invest in U.S. dollar-denominated debt securities of foreign issuers. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect to maintain an overall dollar-weighted effective duration range between 4 and 51/2 years.
                                     We invest in debt securities that we believe offer competitive returns and are undervalued, offering additional income and/or price appreciation potential, relative to other debt securities of similar credit quality and interest rate sensitivity.
                                     From time to time, we may also invest in unrated bonds that we believe are comparable to investment-grade debt securities. We may sell a security that has achieved its desired return or if we believe the security or its sector has become overvalued. We may also sell a security if a more attractive opportunity becomes available or if the security is no longer attractive due to its risk profile or as a result of changes in the overall market environment. We may actively trade portfolio securities.

 66 MASTER/GATEWAY(Reg. TM) STRUCTURE

THE SUB-ADVISERS FOR THE MASTER PORTFOLIOS
The sub-advisers for the master portfolios are compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser to the master portfolios.
--------------------------------------------------------------------------------
ARTISAN PARTNERS LIMITED PARTNERSHIP (Artisan), located at 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202, is a Milwaukee-based registered investment adviser. Artisan sub-advises the International Growth Portfolio in which certain gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the portfolio. Artisan provides investment management services to other mutual funds, corporate clients, endowments and foundations and multi-employer and public retirement plans.
--------------------------------------------------------------------------------
CADENCE CAPITAL MANAGEMENT, LLC (Cadence), located at 265 Franklin Street, Boston, MA 02110, is the investment sub-adviser for the Large Cap Appreciation Portfolio in which certain gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the portfolio. Cadence is a registered investment adviser that provides investment management services to pension plans, endowments, mutual funds, and individual investors.
--------------------------------------------------------------------------------
COOKE & BIELER, L.P. (Cooke & Bieler), located at 1700 Market Street, Philadelphia, PA 19103, a Pennsylvania limited partnership, is the investment sub-adviser for the C&B Large Cap Value Portfolio in which certain gateway funds invest a portion of their assets. In this capacity, Cooke & Bieler is responsible for the day-to-day investment management of the portfolio. Cooke & Bieler is a registered investment adviser that has provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1951.
--------------------------------------------------------------------------------
EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC ("Evergreen Investments"), an affiliate of Funds Management, and an indirect, wholly owned subsidiary of
Wells Fargo & Company, located at 200 Berkeley Street, Boston, MA 02116-5034, sub-advises the International Core Portfolio, in which certain gateway funds invest substantially all or a portion of their assets. In this capacity, Evergreen Investments is responsible for the day-to-day investment management of the International Core Portfolio. Evergreen Investments is a registered investment adviser that has been managing mutual funds and private accounts since 1932. Evergreen Investments also acts as the investment adviser for the Evergreen Funds and supervises its daily business affairs.
--------------------------------------------------------------------------------
GALLIARD CAPITAL MANAGEMENT, INC. (Galliard), an affiliate of Funds Management and indirect wholly owned subsidiary of Wells Fargo & Company, located at LaSalle Plaza, 800 LaSalle Avenue, Suite 1100, Minneapolis, Minnesota 55479, is the investment sub-adviser for the Managed Fixed Income and Stable Income Portfolios in which certain gateway funds invest a portion of their assets. For additional information regarding Galliard, see "The Sub-Adviser and Portfolio Managers" sub-section.
--------------------------------------------------------------------------------
LSV ASSET MANAGEMENT (LSV), located at 1 North Wacker Drive, Suite 4000, Chicago, IL 60606, is the investment sub-adviser for the International Value Portfolio in which certain gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the Portfolio. LSV is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans.
--------------------------------------------------------------------------------
PEREGRINE CAPITAL MANAGEMENT, INC. (Peregrine), an affiliate of Funds Management and direct wholly owned subsidiary of Wells Fargo & Company, located at 800 LaSalle Avenue, Suite 1850, Minneapolis, MN 55402, is the investment sub-adviser for the Large Company Growth, Small Company Growth and Small Company Value Portfolios in which certain gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of these Portfolios. Peregrine is a registered investment adviser that provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans, 401(k) plans, foundations and endowments.

                                            MASTER/GATEWAY(Reg. TM) STRUCTURE 67

--------------------------------------------------------------------------------
SMITH ASSET MANAGEMENT GROUP, L.P. (Smith Group), located at 100 Crescent
Court, Suite 1150, Dallas, TX 75201, is the investment sub-adviser for the Disciplined Growth Portfolio in which certain gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the Portfolio. Smith Group is a registered investment adviser that provides investment management services to company retirement plans, foundations, endowments, trust companies, and high net-worth individuals using a disciplined equity style.
--------------------------------------------------------------------------------

SSGA FUNDS MANAGEMENT, INC. (SSgA FM), located at 1 Lincoln Street, Boston, MA 02110, is the investment sub-adviser for the International Index Portfolio in which certain gateway funds invest a portion of their assets. In this capacity, SSgA FM is responsible for the day-to-day investment management activities of the Portfolios. SSgA FM, an SEC registered investment adviser, is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. As of December 31, 2009, SSgA FM had over $168.3 billion in assets under management. SSgA FM and other State Street advisory affiliates make up State Street Global Advisors ("SSgA"), the investment management arm of State Street Corporation. With over $1,911.2 billion under management as of December 31, 2009, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East.

--------------------------------------------------------------------------------
SYSTEMATIC FINANCIAL MANAGEMENT, L.P. (Systematic), located at 300 Frank W.
Burr Boulevard, Glenpointe East, Teaneck, NJ 07666, is the investment sub-adviser for the Equity Value Portfolio in which certain gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the Portfolio. Systematic is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans.
--------------------------------------------------------------------------------
WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management and indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the investment sub-adviser for the Emerging Growth, Equity Income, Index, Inflation-Protected Bond, Small Cap Index, Strategic Small Cap Value and Total Return Bond Portfolios. For additional information regarding Wells Capital Management, see "The Sub-Adviser and Portfolio Managers" sub-section.

 68 MASTER/GATEWAY(Reg. TM) STRUCTURE

ADDITIONAL PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

This section contains additional information regarding performance of the Funds. The sub-section below titled "Index Descriptions" defines the market indices that are referenced in the Fund Summaries. The sub-section below titled "Share Class Performance" provides history for specified share classes of certain Funds.

INDEX DESCRIPTIONS
The "Average Annual Total Returns" table in each Fund's Fund Summary compares the Fund's returns with those of at least one broad-based market index. Below are descriptions of each such index. You cannot invest directly in an index.

AGGRESSIVE ALLOCATION                The Aggressive Allocation Composite Index is weighted 20% in the Barclays Capital US
COMPOSITE INDEX                      Aggregate Bond Index, 20% in the Russell 1000 (Reg. TM) Value Index, 20% in the S&P 500 Index,
                                     20%
                                     in the Russell 1000 (Reg. TM) Growth Index, 12% in the MSCI EAFE Index, and 8% in the Russell
                                     2000 (Reg. TM)
                                     Index.
ASSET ALLOCATION COMPOSITE           The Asset Allocation Composite Index is weighted 60% in the S&P 500 Index and 40% in the
INDEX                                Barclays Capital 20+ Treasury Index.
BARCLAYS CAPITAL 20+TREASURY         The Barclays Capital 20+Treasury Index (formerly known as Lehman Brothers 20+ Treasury
INDEX                                Index) is an unmanaged index composed of securities in the U.S. Treasury Index with maturities of 20 years or greater.
BARCLAYS CAPITAL U.S.                The Barclays Capital U.S. Aggregate Bond Index (formerly known as Lehman Brothers U.S.
AGGREGATE BOND INDEX                 Aggregate Bond Index) is composed of the Barclays Capital U.S. Government/Credit Index
                                     (formerly known as Lehman Brothers U.S. Government/Credit Index) and the Barclays Capital
                                     U.S. Mortgage-Backed Securities Index (formerly known as Lehman Brothers U.S. Mortgage-
                                     Backed Securities Index), and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities.
CONSERVATIVE ALLOCATION              The Conservative Allocation Composite Index is weighted 55% in the Barclays Capital U.S.
COMPOSITE INDEX                      Aggregate Bond Index, 25% in the Barclays Capital 9-12 Month US Treasury Bond Index
                                     (formerly known as Lehman Brothers 9-12 Month US Treasury Bond Index), 5% in the Russell
                                     1000 (Reg. TM) Value Index, 5% in the S&P 500 Index, 5% in the Russell 1000 (Reg. TM) Growth
                                     Index, 3% in the
                                     MSCI EAFE Index and 2% in the Russell 2000 (Reg. TM) Index.
GROWTH BALANCED COMPOSITE            The Growth Balanced Composite Index is weighted 35% in the Barclays Capital U.S.
INDEX                                Aggregate Bond Index, 16.25% in the Russell 1000 (Reg. TM) Value Index, 16.25% in the S&P 500
                                     Index, 16.25% in the Russell 1000 (Reg. TM) Growth Index, 9.75% in the MSCI EAFE Index, and
                                     6.50% in
                                     the Russell 2000 (Reg. TM) Index.
MODERATE BALANCED ALLOCATION         The Moderate Balanced Allocation Composite Index is weighted 45% in the Barclays Capital
COMPOSITE INDEX                      U.S. Aggregate Bond Index, 15% in the Barclays Capital 9-12 Month U.S. Treasury Bond Index
                                     (formerly known as Lehman Brothers 9-12 Month U.S. Treasury Bond Index), 10% in the
                                     Russell 1000 (Reg. TM) Value Index, 10% in the S&P 500 Index, 10% in the Russell 1000 (Reg. TM)
                                     Growth Index,
                                     6% in the MSCI EAFE Index, and 4% in the Russell 2000 (Reg. TM) Index.
S&P 500 (Reg. TM) INDEX              The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value-weighted index with each stock's weight in the Index proportionate to its market value. Standard & Poor's, S&P, S&P 500 Index, Standard & Poor's
                                     500 and 500 are trademarks of McGraw Hill, Inc. and have been licensed for use by the WELLS
                                     FARGO ADVANTAGE ASSET ALLOCATION FUND. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty regarding the advisability of investing in the Fund.

                                           ADDITIONAL PERFORMANCE INFORMATION 69

A Fund's past performance is no guarantee of future results. A Fund's investment results will fluctuate over time, and any representation of the Fund's returns for any past period should not be considered as a representation of what a Fund's returns may be in any future period. Each Fund's annual and semi-annual reports contain additional performance information and are available upon request, without charge, by calling the telephone number listed on the back cover page of this Prospectus.


 70 ADDITIONAL PERFORMANCE INFORMATION

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following tables are intended to help you understand each Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in each Fund (assuming reinvestment of all distributions). The information, along with the report of an independent registered public accounting firm and each Fund's financial statements, is also contained in each Fund's annual report, a copy of which is available upon request.

                                                         FINANCIAL HIGHLIGHTS 71

CONSERVATIVE ALLOCATION FUND
ADMINISTRATOR CLASS SHARES - COMMENCED ON NOVEMBER 11, 1994
For a share outstanding throughout each period


                                      SEPT. 30,       SEPT. 30,       SEPT. 30,      SEPT. 30,      SEPT. 30,
 FOR THE PERIOD ENDED:                 2009            2008            2007           2006           2005
 NET ASSET VALUE, BEGINNING
OF PERIOD                               $17.77         $20.35           $19.74         $19.78         $19.48
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                                 0.58           0.73             0.70           0.67           0.54
  Net realized and
   unrealized gain (loss)
   on investments                        (0.05)         (2.04)            0.84           0.30           0.40
                                      --------       ---------        --------       --------       --------
  Total from investment
   operations                             0.53          (1.31)            1.54           0.97           0.94
                                      --------       ---------        --------       --------       --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                      0.75          (0.72)           (0.64)         (0.63)         (0.41)
  Distributions from net
   realized gain                         (0.10)         (0.55)           (0.29)         (0.38)         (0.23)
                                      --------       ---------        --------       --------       --------
  Total distributions                    (0.65)         (1.27)           (0.93)         (1.01)         (0.64)
                                      --------       ---------        --------       --------       --------
 NET ASSET VALUE, END OF
PERIOD                                  $17.45         $17.77           $20.35         $19.74         $19.78
                                      ========       =========        ========       ========       ========
 TOTAL RETURN/1/                          3.68%         (6.85)%           8.05%          5.14%          4.91%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                             $424,389        $479,238        $615,216       $515,658       $442,285
  Ratio of net investment
   income (loss) to
   average net assets/2/                  3.18%          3.80%            3.75%          3.69%          2.78%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2/                 1.09%          1.06%            1.05%          1.04%          1.01%
  Ratio of expenses to
   average net assets after
   waived fees and
   expenses/2/                            0.85%          0.85%            0.85%          0.85%          0.85%
  Portfolio turnover rate/3/               130%           100%              91%           106%           102%


1 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.

2 Includes net expenses allocated from the Maser Portfolio(s) in which the Fund invests.


3 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Master Portfolio by the corresponding Master Portfolio's portfolio turnover rate.


 72 FINANCIAL HIGHLIGHTS

MODERATE BALANCED FUND
ADMINISTRATOR CLASS SHARES - COMMENCED ON NOVEMBER 11, 1994
For a share outstanding throughout each period


                                      SEPT. 30,         SEPT. 30,       SEPT. 30,      SEPT. 30,      SEPT. 30,
 FOR THE PERIOD ENDED:                  2009             2008            2007           2006           2005
 NET ASSET VALUE, BEGINNING
OF PERIOD                              $17.98             $22.90          $22.08         $22.32         $21.76
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                                0.42/1/            0.60            0.67/1/        0.64           0.52
  Net realized and
   unrealized gain (loss)
   on investments                       (0.37)             (3.36)           1.77           0.78           1.10
                                      -------           --------       ---------       --------       --------
  Total from investment
   operations                            0.05              (2.76)           2.44           1.42           1.62
                                      -------           --------       ---------       --------       --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                    (0.62)             (0.65)          (0.64)         (0.56)         (0.41)
                                      -------           --------
  Distributions from net
   realized gain                        (0.18)             (1.51)          (0.98)         (1.10)         (0.65)
                                      -------           --------       ---------       --------       --------
  Total distributions                   (0.80)             (2.16)          (1.62)         (1.66)         (1.06)
                                      -------           --------       ---------       --------       --------
 NET ASSET VALUE, END OF
PERIOD                                 $17.23             $17.98          $22.90         $22.08         $22.32
                                      =======           ========       =========       ========       ========
 TOTAL RETURN/2/                         1.14%            (13.17)%         11.59%          6.68%          7.57%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                             $330,340          $407,829        $533,729       $558,601       $557,564
  Ratio of net investment
   income (loss) to
   average net asset/3/                  2.72%              3.13%           3.00%          2.98%          2.34%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/3/                1.13%              1.13%           1.10%          1.09%          1.04%
  Ratio of expenses to
   average net assets after
   waived fees and
   expenses/3/                           0.90%/3/           0.90%           0.90%          0.90%          0.90%
  Portfolio turnover rate/4/              116%                89%             82%            93%            91%


1 Calculated based upon average shares outstanding.
2 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.

3 Includes net expenses allocated from the Master Portfolio(s) in which the Fund invests.


4 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Master Portfolio by the corresponding Master Portfolio's portfolio turnover rate.


                                                         FINANCIAL HIGHLIGHTS 73

ASSET ALLOCATION FUND
(TO BE NAMED THE INDEX ASSET ALLOCATION FUND AS OF MARCH 1, 2010)

ADMINISTRATOR CLASS SHARES - COMMENCED ON NOVEMBER 8, 1999
For a share outstanding throughout each period


                                     SEPT. 30,       SEPT. 30,      SEPT. 30,     SEPT. 30,     SEPT. 30,
 FOR THE PERIOD ENDED:                 2009            2008           2007          2006         2005
 NET ASSET VALUE, BEGINNING
OF PERIOD                              $17.65          $23.15         $20.97        $20.02       $18.82
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                                0.34/1/         0.50/1/        0.54/1/       0.41         0.47
  Net realized and
   unrealized gain (loss)
   on investments                       (1.20)          (4.38)          2.57          1.24         1.63
                                      -------       ---------      ---------      --------     --------
  Total from investment
   operations                           (0.86)          (3.88)          3.11          1.65         2.10
                                      -------       ---------      ---------      --------     --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                    (0.35)          (0.49)         (0.53)        (0.48)       (0.46)
  Distributions from net
   realized gain                         0.00/2/        (1.13)         (0.40)        (0.22)       (0.44)
                                      -------       ---------      ---------      --------     --------
  Total distributions                   (0.35)          (1.62)         (0.93)        (0.70)       (0.90)
                                      -------       ---------      ---------      --------     --------
 NET ASSET VALUE, END OF
PERIOD                                 $16.44          $17.65         $23.15        $20.97       $20.02
                                      =======       =========      =========      ========     ========
 TOTAL RETURN                           (4.61)%        (17.73)%        15.10%         8.43%       11.35%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                             $27,455         $34,802        $49,620       $78,458      $36,815
  Ratio of net investment
   income (loss) to
   average net assets                    2.39%           2.43%          2.35%         2.39%        2.31%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses                   1.11%           1.11%          1.07%         1.08%        1.00%
  Ratio of expenses to
   average net assets after
   waived fees and
   expenses                              0.90%           0.90%          0.90%         0.90%        0.90%
  Portfolio turnover rate                  43%             45%            16%           11%           6%


1 Calculated based upon average shares outstanding.

2 Amount is less than 0.005.


 74 FINANCIAL HIGHLIGHTS

GROWTH BALANCED FUND
ADMINISTRATOR CLASS SHARES - COMMENCED ON NOVEMBER 11, 1994
For a share outstanding throughout each period


                                      SEPT. 30,         SEPT. 30,         SEPT. 30,        SEPT. 30,        SEPT. 30,
 FOR THE PERIOD ENDED:                 2009              2008              2007             2006             2005
 NET ASSET VALUE, BEGINNING
OF PERIOD                              $23.29             $33.29             $30.98           $30.76           $28.41
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                                0.41/1/            0.64/1/            0.70             0.62             0.56
  Net realized and
   unrealized gain (loss)
   on investments                       (1.21)             (6.67)              3.99             1.85             2.50
                                      --------         ----------          --------         --------         --------
  Total from investment
   operations                           (0.80)             (6.03)              4.69             2.47             3.06
                                      --------         ----------          --------         --------         --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                    (0.60)             (0.71)             (0.60)           (0.54)           (0.50)
  Distributions from net
   realized gain                        (0.08)             (3.26)             (1.78)           (1.71)           (0.21)
                                      --------         ----------          --------         --------         --------
  Total distributions                   (0.68)             (3.97)             (2.38)           (2.25)           (0.71)
                                      --------         ----------          --------         --------         --------
 NET ASSET VALUE, END OF
PERIOD                                 $21.81             $23.29             $33.29           $30.98           $30.76
                                      ========         ==========          ========         ========         ========
 TOTAL RETURN/2/                        (2.68)%           (20.25)%            15.84%            8.40%           10.87%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                             $861,399         $1,161,210        $1,804,249       $1,919,297       $1,848,078
  Ratio of net investment
   income (loss) to
   average net assets/3/                 2.18%              2.32%              2.12%            2.13%            1.84%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/3/                1.14%              1.16%              1.14%            1.12%            1.07%
  Ratio of expenses to
   average net assets after
   waived fees and
   expenses/3/                           0.95%              0.95%              0.95%            0.95%            0.95%
  Portfolio turnover rate/4/              105%                80%                75%              80%              80%


1 Calculated based upon average shares outstanding.
2 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.

3 Includes net expenses allocated from the Master Portfolio(s) in which the Fund invests.


4 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Master Portfolio by the corresponding Master Portfolio's portfolio turnover rate.


                                                         FINANCIAL HIGHLIGHTS 75

AGGRESSIVE ALLOCATION FUND
ADMINISTRATOR CLASS SHARES - COMMENCED ON DECEMBER 2, 1997
For a share outstanding throughout each period


                                      SEPT. 30,        SEPT. 30,       SEPT. 30,      SEPT. 30,      SEPT. 30,
 FOR THE PERIOD ENDED:                 2009             2008            2007           2006           2005
 NET ASSET VALUE, BEGINNING
OF PERIOD                              $11.62            $16.92          $15.32         $14.57         $13.09
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                                0.19              0.21            0.23           0.22           0.19
  Net realized and
   unrealized gain (loss)
   on investments                       (0.83)            (3.91)           2.39           1.08           1.45
                                      --------         --------        --------       --------       --------
  Total from investment
   operations                           (0.64)            (3.70)           2.62           1.30           1.64
                                      --------         --------        --------       --------       --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                    (0.22)            (0.23)          (0.18)         (0.20)         (0.16)
  Distributions from net
   realized gain                         0.00/1/          (1.37)          (0.84)         (0.35)          0.00
                                      --------         --------        --------       --------       --------
  Total distributions                   (0.22)            (1.60)          (1.02)         (0.55)         (0.16)
                                      --------         --------        --------       --------       --------
 NET ASSET VALUE, END OF
PERIOD                                 $10.76            $11.62          $16.92         $15.32         $14.57
                                      ========         ========        ========       ========       ========
 TOTAL RETURN/2/                        (4.96)%          (23.80)%         17.79%          9.14%         12.61%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                             $169,286         $204,445        $273,273       $223,488       $196,484
  Ratio of net investment
   income (loss) to
   average net assets                    1.83%             1.76%           1.55%          1.55%          1.42%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/3/                1.22%             1.21%           1.20%          1.20%          1.12%
  Ratio of expenses to
   average net assets after
   waived fees and
   expenses/3/                           1.00%             1.00%           1.00%          1.00%          1.00%
  Portfolio turnover rate/4/               80%               62%             58%            61%            64%



1 Amount is less than 0.005.


2 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
3 Includes net expenses allocated from the Master Portfolio(s) in which the Fund invests.


4 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Master Portfolio by the corresponding Master Portfolio's portfolio turnover rate.^^


 76 FINANCIAL HIGHLIGHTS

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on each Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period. The Report of Independent Registered Public Accounting Firm and each Fund's audited financial statements included in the Fund's most recent annual report are incorporated by reference into this Prospectus.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

On the Internet:
www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]




                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                              020AFAM/P503 02-10
                                                          ICA Reg. No. 811-09253
(Copyright) 2010 Wells Fargo Funds Management, LLC. All rights reserved.

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]

                                 MARCH 1, 2010

                                   Prospectus

                                Classes A, B, C

WELLS FARGO ADVANTAGE FUNDS (Reg. TM) -  SMALL AND MID CAP STOCK FUNDS

C&B Mid Cap Value Fund
Class A -  CBMAX, Class B -  CBMBX, Class C -  CBMCX

Common Stock Fund
Class A -  SCSAX, Class B -  SCSKX, Class C -  STSAX

Discovery Fund
Class A -  WFDAX, Class C -  WDSCX

Enterprise Fund
Class A -  SENAX, Class C -  WENCX

Mid Cap Disciplined Fund
Class A -  WFPAX, Class C -  WFPCX

Mid Cap Growth Fund
Class A -  WFMCX, Class B -  WFMBX, Class C -  WFMHX

Opportunity Fund
Class A -  SOPVX, Class C -  WFOPX

Small Cap Disciplined Fund
Class A -  WFSMX, Class C -  WSCDX

Small Cap Growth Fund
Class A -  MNSCX, Class B -  WMNBX, Class C -  WMNCX

Small Cap Value Fund
Class A -  SMVAX, Class B -  SMVBX, Class C -  SMVCX

Small/Mid Cap Value Fund
Class A -  WFVAX, Class C -  WFCVX

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

           Please file this Prospectus Supplement with your records.

                            WELLS FARGO FUNDS TRUST

                    WELLS FARGO ADVANTAGE OPPORTUNITY FUND

                                    CLASS A

    Supplement dated March 3, 2010, to the Prospectus dated March 1, 2010.

This supplement contains important information about the above referenced Fund.

Effective immediately, the following information replaces current information on page 123:

OPPORTUNITY FUND

CLASS A SHARES (EFFECTIVE JUNE 20, 2008 ADVISOR CLASS WAS RENAME CLASS A) - COMMENCED ON FEBRUARY 24, 2000

For a share outstanding throughout each period

FOR THE PERIOD        OCT. 31,  OCT 31,  OCT 31,  OCT 31,   OCT 31,    OCT 31,
ENDED:                  2009     2008     2007     2006      2005       2004
--------------        -------- -------   -------  -------  --------   --------
NET ASSET VALUE,
  BEGINNING OF
  PERIOD               $23.24  $ 45.42   $ 47.74  $ 46.57  $  45.71   $  38.94

INCOME FROM
  INVESTMENT
  OPERATIONS:
   Net investment
     income (loss)...   0.072    0.082     0.242     0.23     (0.12)2    (0.34)
   Net realized and
     unrealized
     gain (loss) on
     investments.....    5.50   (15.15)     5.94     5.87      0.98       7.11
                       ------  -------   -------  -------  --------   --------
   Total from
     investment
     operations......    5.57   (15.07)     6.18     6.10      0.86       6.77
                       ------  -------   -------  -------  --------   --------

LESS DISTRIBUTIONS:
   Distribution
     from net
     investment
     income..........    0.00    (0.47)    (0.06)    0.00      0.00       0.00
   Distributions
     from net
     realized gain...    0.00    (6.47)    (8.44)   (4.93)     0.00       0.00
   Return of Capital.    0.00    (0.17)     0.00     0.00      0.00       0.00
                       ------  -------   -------  -------  --------   --------
   Total
     Distributions...    0.00    (7.11)    (8.50)   (4.93)     0.00       0.00
                       ------  -------   -------  -------  --------   --------

NET ASSET VALUE,
  END OF PERIOD        $28.81  $ 23.24   $ 45.42  $ 47.74  $  46.57   $  45.71
                       ======  =======   =======  =======  ========   ========

TOTAL RETURN3           23.97%  (38.55)%   14.89%   13.86%     1.88%     17.39%

RATIOS/SUPPLEMENTAL
  DATA:
   Net assets, end
     of period
     (000s)..........  $21,08  $20,695   $44,558  $51,489  $119,986   $137,439
   Ratio of net
     investment
     income (loss)
     to average net
     assets..........    0.28%    0.22%     0.55%    0.39%    (0.49)%    (0.76)%
   Ratio of
     expenses to
     average net
     assets prior
     to waived fees
     and reimbursed
     expenses........    1.35%    1.34%     1.36%    1.30%     1.42%      1.60%
   Ratio of
     expenses to
     average net
     asset after
     waived fees.....    1.29%    1.29%     1.29%    1.29%     1.40%      1.56%
   Portfolio
     turnover rate 4.      55%      73%       56%      39%       35%        42%

--------
1  The fund changed its fiscal year-end from December 31 to October 31.
2  Calculated based upon average shares outstanding.
3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.
4 Calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates for periods of less than year are not annualized.

                                                                  SCR030/P201SP

TABLE OF CONTENTS
--------------------------------------------------------------------------------

FUND SUMMARIES
A SUMMARY OF INFORMATION ABOUT EACH FUND, INCLUDING: INVESTMENT OBJECTIVE, FEES AND EXPENSES, PORTFOLIO TURNOVER, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, MANAGEMENT OF THE FUND, TRANSACTION POLICIES AND TAX INFORMATION



C&B Mid Cap Value Fund Summary                3
Common Stock Fund Summary                     7
Discovery Fund Summary                       11
Enterprise Fund Summary                      15
Mid Cap Disciplined Fund Summary             19
Mid Cap Growth Fund Summary                  23
Opportunity Fund Summary                     27
Small Cap Disciplined Fund Summary           31
Small Cap Growth Fund Summary                35
Small Cap Value Fund Summary                 39
Small/Mid Cap Value Fund Summary             43
Summary of Other Important Information       47
   Regarding Purchase and Sale of Fund
  Shares


--------------------------------------------------------------------------------


THE FUNDS
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENTS, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS



Key Fund Information                         49
C&B Mid Cap Value Fund                       50
Common Stock Fund                            52
Discovery Fund                               54
Enterprise Fund                              56
Mid Cap Disciplined Fund                     58
Mid Cap Growth Fund                          60
Opportunity Fund                             62
Small Cap Disciplined Fund                   64
Small Cap Growth Fund                        66
Small Cap Value Fund                         68
Small/Mid Cap Value Fund                     70
Description of Principal Investment          72
  Risks
Portfolio Holdings Information               75


--------------------------------------------------------------------------------


ORGANIZATION AND MANAGEMENT OF
THE FUNDS
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY




Organization and Management of the Funds     76
About Wells Fargo Funds Trust                76
The Investment Adviser                       76
The Sub-Advisers and Portfolio Managers      77
Dormant Multi-Manager Arrangement            81

TABLE OF CONTENTS
--------------------------------------------------------------------------------


YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO OPEN AN ACCOUNT, AND BUY, SELL AND EXCHANGE FUND SHARES



A Choice of Share Classes                    82
Reductions and Waivers of Sales Charges      85
Compensation to Dealers and Shareholder      89
   Servicing Agents
Pricing Fund Shares                          91
How to Open an Account                       92
How to Buy Shares                            93
How to Sell Shares                           95
How to Exchange Shares                       98
Account Policies                            100


--------------------------------------------------------------------------------


OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS



Distributions                               102
Taxes                                       103
Additional Performance Information          104
Financial Highlights                        107
For More Information                 Back Cover



^

C&B MID CAP VALUE FUND SUMMARY
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The C&B Mid Cap Value Fund seeks maximum long-term total return (current income and capital appreciation), consistent with minimizing risk to principal.

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the aggregate in specified classes of certain WELLS FARGO ADVANTAGE FUNDS (Reg. TM). More information about these and other discounts is available from your financial professional and in "A Choice of Share Classes" and "Reductions and Waivers of Sales Charges" on pages 82 and 85 of the Prospectus and "Additional Purchase and Redemption Information" on page 40 of the SAI.



 SHAREHOLDER FEES (fees paid directly
  from your investments)                     CLASS A       CLASS B        CLASS C
  Maximum sales charge (load) imposed       5.75%           None          None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)        None        5.00%         1.00%
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)



 ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a
percentage of the value of your
investment)                                  CLASS A       CLASS B        CLASS C
  Management Fees                           0.75%         0.75%         0.75%
  Distribution (12b-1) Fees                 0.00%         0.75%         0.75%
  Other Expenses                            0.71%         0.71%         0.70%
  Acquired Fund Fees and Expenses           0.01%         0.01%         0.01%
  TOTAL ANNUAL FUND OPERATING EXPENSES      1.47%         2.22%         2.21%
  Fee Waivers                               0.26%         0.26%         0.25%
  TOTAL ANNUAL FUND OPERATING EXPENSES      1.21%         1.96%         1.96%
  AFTER FEE WAIVER/1/



1 The adviser has committed through February 28, 2011, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Funds' net operating expenses , excluding brokerage commissions, interest, taxes, extraordinary expenses and the expenses of any money market fund or other fund held by the Fund, do not exceed the net operating expense ratio of 1.20% for Class A shares, and 1.95% for Class B and Class C shares. The committed net operating expense ratio(s) may be increased or terminated only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated below and then either redeem all of your shares at the end of these periods or continue to hold them; your investment has a 5% return each year; and the Fund's operating expenses remain the same, although your actual costs may be higher or lower.



                                           1 YEAR       3 YEARS       5 YEARS       10 YEARS
 CLASS A (if you sell your shares at      $  691        $  989      $  1,308      $  2,210
  the end of the period)
 CLASS B (if you sell your shares at      $  699        $  969      $  1,366      $  2,249
  the end of the period)
 CLASS C (if you sell your shares at      $  299        $  667      $  1,162      $  2,525
  the end of the period)
 CLASS A (if you do not sell your         $  691        $  989      $  1,308      $  2,210
  shares at the end of the period)
 CLASS B (if you do not sell your         $  199        $  669      $  1,166      $  2,249
  shares at the end of the period)
 CLASS C (if you do not sell your         $  199        $  667      $  1,162      $  2,525
  shares at the end of the period)


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 47% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES
We invest principally in equity securities of mid-capitalization companies, which we define as securities of companies with market capitalizations ranging from $500 million to $10 billion. We manage a relatively focused portfolio of 30 to 50 companies that enables us to provide adequate diversification while allowing the composition and performance of the

                                                C&B MID CAP VALUE FUND SUMMARY 3
portfolio to behave differently than the market. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We select securities for the portfolio based on an analysis of a company's financial characteristics and an assessment of the quality of a company's management. In selecting a company,we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections.We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company's top management, customers and suppliers.We believe our assessment of business quality and emphasis on valuation will protect the portfolio's assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets.We regularly review the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamentals of the business, or we have identified a more attractive investment opportunity.

PRINCIPAL INVESTMENT RISKS
COUNTER-PARTY RISK. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.
DERIVATIVES RISK. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.
ISSUER RISK. The value of a security may decline because of adverse events or circumstances that directly relate to conditions at the issuer or any entity providing it credit or liquidity support.

ISSUER CONCENTRATION RISK. Since the Fund tends to invest in a smaller number of stocks than do many other similar mutual funds, changes in the value of individual stocks held by the Fund may have a larger impact on the Fund's net asset value than if the Fund were more broadly invested.

LEVERAGE RISK. Leverage created by borrowing or investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value.

LIQUIDITY RISK. A security may not be able to be sold at the time desired without adversely affecting the price.

MANAGEMENT RISK. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss. An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. MARKET RISK. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.
REGULATORY RISK. Changes in government regulations may adversely affect the value of a security.
SMALLER COMPANY SECURITIES RISK. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than larger company stocks.

VALUE STYLE INVESTMENT RISK. Value stocks may lose value quickly and may be subject to prolonged depressed valuations.


 4 C&B MID CAP VALUE FUND SUMMARY

--------------------------------------------------------------------------------
PERFORMANCE

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.


[GRAPHIC APPEARS HERE]


CALENDAR YEAR TOTAL RETURNS FOR CLASS (Incepted on July 26, 2004) AS OF 12/31 EACH YEAR
         (Returns do not reflect sales charges and would be lower if they did)
 2000                        2001        2002        2003        2004    2005        2006       2007        2008       2009
41.03%                      25.16%       -9.50%     38.99%      10.92%   6.02%      25.48%       -8.93%     -33.75%    28.99%



             BEST AND WORST QUARTER
  Best Quarter:       Q2    2003       20.24%
  Worst Quarter:      Q4    2008      -23.50%



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/09 (Returns reflect
  applicable sales charges)                  1 YEAR       5 YEARS       10 YEARS
 CLASS A (Incepted on July 26, 2004)        21.54%         -0.49%        9.17%
  Returns Before Taxes
 CLASS A (Incepted on July 26, 2004)        21.33%         -2.26%        7.65%
  Returns After Taxes on Distributions
 CLASS A (Incepted on July 26, 2004)        14.00%         -0.75%        7.60%
  Returns After Taxes on Distributions
and Sale of Fund Shares
 CLASS B (Incepted on July 26, 2004)        22.91%         -0.46%        9.25%
  Returns Before Taxes
 CLASS C (Incepted on July 26, 2004)        26.94%         -0.06%        9.00%
  Returns Before Taxes
 RUSSELL MIDCAP (Reg. TM) VALUE INDEX       34.21%          1.98%        7.58%
  (reflects no deduction for fees,
  expenses or taxes)



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.


                                                C&B MID CAP VALUE FUND SUMMARY 5

FUND MANAGEMENT

  INVESTMENT
   ADVISER
 Wells Fargo
Funds
Management,
LLC


 SUB-ADVISER             PORTFOLIO MANAGER, TITLE/MANAGED SINCE
 Cooke & Bieler, L.P.    KERMIT S. ECK, CFA, Portfolio Manager / 1998
                        DAREN C. HEITMAN, CFA, Portfolio Manager / 2005
                        STEVE LYONS, CFA, Portfolio Manager / 2009
                        MICHAEL M. MEYER, CFA, Portfolio Manager / 1998
                        EDWARD O'CONNOR, CFA, Portfolio Manager / 2002
                        R. JAMES O'NEIL, CFA, Portfolio Manager / 1998
                        MEHUL TRIVEDI, CFA, Portfolio Manager / 1998



For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Summary of Other Important Information Regarding Purchase and Sale of Fund Shares" beginning on page 47 of the Prospectus.


 6 C&B MID CAP VALUE FUND SUMMARY

COMMON STOCK FUND SUMMARY
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Common Stock Fund seeks long-term capital appreciation.

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the aggregate in specified classes of certain WELLS FARGO ADVANTAGE FUNDS (Reg. TM). More information about these and other discounts is available from your financial professional and in "A Choice of Share Classes" and "Reductions and Waivers of Sales Charges" on pages 82 and 85 of the Prospectus and "Additional Purchase and Redemption Information" on page 40 of the SAI.



 SHAREHOLDER FEES (fees paid directly
  from your investments)                    CLASS A       CLASS B       CLASS C
  Maximum sales charge (load) imposed         5.75%          None          None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)        None           5.00%         1.00%
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)



 ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a
percentage of the value of your
investment)                                 CLASS A       CLASS B       CLASS C
  Management Fees                             0.74%         0.74%         0.74%
  Distribution (12b-1) Fees                   0.00%         0.75%         0.75%
  Other Expenses                              0.63%         0.63%         0.63%
  Acquired Fund Fees and Expenses             0.01%         0.01%         0.01%
  TOTAL ANNUAL FUND OPERATING EXPENSES        1.38%         2.13%         2.13%
  Fee Waivers                                 0.11%         0.11%         0.11%
  TOTAL ANNUAL FUND OPERATING EXPENSES        1.27%         2.02%         2.02%
  AFTER FEE WAIVER/1/



1 The adviser has committed through February 28, 2011, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Funds' net operating expenses , excluding brokerage commissions, interest, taxes, extraordinary expenses and the expenses of any money market fund or other fund held by the Fund, do not exceed the net operating expense ratio of 1.26% for Class A shares, and 2.01% for Class B and Class C shares. The committed net operating expense ratio(s) may be increased or terminated only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated below and then either redeem all of your shares at the end of these periods or continue to hold them; your investment has a 5% return each year; and the Fund's operating expenses remain the same, although your actual costs may be higher or lower.



                                           1 YEAR       3 YEARS       5 YEARS       10 YEARS
 CLASS A (if you sell your shares at      $  697      $    977      $  1,277      $  2,128
  the end of the period)
 CLASS B (if you sell your shares at      $  705      $  1,056      $  1,334      $  2,260
  the end of the period)
 CLASS C (if you sell your shares at      $  305      $    656      $  1,134      $  2,453
  the end of the period)
 CLASS A (if you do not sell your         $  697      $    977      $  1,277      $  2,128
  shares at the end of the period)
 CLASS B (if you do not sell your         $  205      $    656      $  1,134      $  2,260
  shares at the end of the period)
 CLASS C (if you do not sell your         $  205      $    656      $  1,134      $  2,453
  shares at the end of the period)


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 58% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES

We invest principally in common stocks of small-and medium-capitalization foreign and domestic companies, which we define as those with market capitalizations falling within the ranges of the Russell 2000 (Reg. TM) Index and the Russell Midcap (Reg. TM) Index.The ranges of the Russell 2000 (Reg. TM) Index and the Russell Midcap (Reg. TM) Index were $78 million to $1.7 billion and $829 million


                                                     COMMON STOCK FUND SUMMARY 7

$12.2 billion respectively, as of May 30, 2009, and are expected to change frequently. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return. We reserve the right to hedge the portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.

We invest principally in common stocks of small-and medium-capitalization companies that we believe are underpriced yet have attractive growth prospects. Our analysis is based on the determination of a company's "private market value,"which is the price an investor would be willing to pay for the entire company.We determine a company's private market value based upon several different types of analysis.We carry out a fundamental analysis of a company's cash flows, asset valuations, competitive factors, and other industry specific factors. We also gauge the company's management strength, financial health, and growth potential in determining a company's private market value.We place an emphasis on company management, even meeting with management in certain situations. Finally,we focus on the long-term strategic direction of the company. We then compare the private market value as determined by these factors to the company's public market capitalization, and invest in the securities of those companies where we believe there is a significant gap between the two.
We may sell an investment when its price no longer compares favorably with the company's private market value. In addition,we may choose to sell an investment where the fundamentals deteriorate or the strategy of the management or the management itself changes.

PRINCIPAL INVESTMENT RISKS

COUNTER-PARTY RISK. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.

CURRENCY HEDGING RISK. An investment transacted in a foreign currency may lose value due to fluctuations in the rate of exchange.

DERIVATIVES RISK. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.

FOREIGN INVESTMENT RISK. Foreign investments face the potential of heightened illiquidity, greater price volatility and adverse effects of political, regulatory, tax, currency, economic or other macroeconomic developments.

ISSUER RISK. The value of a security may decline because of adverse events or circumstances that directly relate to conditions at the issuer or any entity providing it credit or liquidity support.

LEVERAGE RISK. Leverage created by borrowing or investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value.


LIQUIDITY RISK. A security may not be able to be sold at the time desired without adversely affecting the price.


MANAGEMENT RISK. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss. An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

REGULATORY RISK. Changes in government regulations may adversely affect the value of a security.

SMALLER COMPANY SECURITIES RISK. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than larger company stocks.

--------------------------------------------------------------------------------

PERFORMANCE

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.


 8 COMMON STOCK FUND SUMMARY

[GRAPHIC APPEARS HERE]


CALENDAR YEAR TOTAL RETURNS FOR CLASS A (Incepted on November 30, 2000) AS OF 12/31 EACH
                                          YEAR
         (Returns do not reflect sales charges and would be lower if they did)
 2000                 2001         2002        2003       2004     2005        2006       2007       2008       2009
-1.60%                -1.99%      -19.48%     38.50%      9.67%   11.92%      15.29%      9.95%      -34.94%    41.44%



             BEST AND WORST QUARTER
  Best Quarter:       Q4    2001       22.50%
  Worst Quarter:      Q4    2008      -25.75%



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/09 (Returns reflect
  applicable sales charges)                   1 YEAR       5 YEARS       10 YEARS
 CLASS A (Incepted on November 30, 2000)     33.30%        4.23%          3.79%
  Returns Before Taxes
 CLASS A (Incepted on November 30, 2000)     33.22%        2.25%          2.68%
  Returns After Taxes on Distributions
 CLASS A (Incepted on November 30, 2000)     21.64%        3.29%          3.09%
  Returns After Taxes on Distributions
and Sale of Fund Shares
 CLASS B (Incepted on November 30, 2000)     35.26%        4.33%          3.91%
  Returns Before Taxes
 CLASS C (Incepted on November 30, 2000)     39.17%        4.67%          3.67%
  Returns Before Taxes
 RUSSELL 2500TM INDEX                        34.39%        1.58%          4.91%
  (reflects no deduction for fees,
  expenses or taxes)



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.


                                                     COMMON STOCK FUND SUMMARY 9

FUND MANAGEMENT

  INVESTMENT
   ADVISER
 Wells Fargo
Funds
Management,
LLC


 SUB-ADVISER      PORTFOLIO MANAGER, TITLE/MANAGED SINCE
 Wells Capital    ANN M. MILETTI, Portfolio Manager / 2005
 Management
 Incorporated



For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Summary of Other Important Information Regarding Purchase and Sale of Fund Shares" beginning on page 47 of the Prospectus.


 10 COMMON STOCK FUND SUMMARY

DISCOVERY FUND SUMMARY
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Discovery Fund seeks long-term capital appreciation.

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the aggregate in specified classes of certain WELLS FARGO ADVANTAGE FUNDS (Reg. TM). More information about these and other discounts is available from your financial professional and in "A Choice of Share Classes" and "Reductions and Waivers of Sales Charges" on pages 82 and 85 of the Prospectus and "Additional Purchase and Redemption Information" on page 40 of the SAI.



 SHAREHOLDER FEES (fees paid directly
  from your investments)                      CLASS A       CLASS C
  Maximum sales charge (load) imposed           5.75%         None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)          None          1.00%
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)



 ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a
percentage of the value of your
investment)                                   CLASS A       CLASS C
  Management Fees                               0.75%         0.75%
  Distribution (12b-1) Fees                     0.00%         0.75%
  Other Expenses                                0.68%         0.68%
  Acquired Fund Fees and Expenses               0.01%         0.01%
  TOTAL ANNUAL FUND OPERATING EXPENSES          1.44%         2.19%
  Fee Waivers                                   0.10%         0.10%
  TOTAL ANNUAL FUND OPERATING EXPENSES          1.34%         2.09%
  AFTER FEE WAIVER/1/



1 The adviser has committed through February 28, 2011, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Funds' net operating expenses , excluding brokerage commissions, interest, taxes, extraordinary expenses and the expenses of any money market fund or other fund held by the Fund, do not exceed the net operating expense ratio of 1.33% for Class A shares, and 2.08% for Class C shares. The committed net operating expense ratio(s) may be increased or terminated only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated below and then either redeem all of your shares at the end of these periods or continue to hold them; your investment has a 5% return each year; and the Fund's operating expenses remain the same, although your actual costs may be higher or lower.



                                           1 YEAR       3 YEARS       5 YEARS       10 YEARS
 CLASS A (if you sell your shares at      $  704        $  995      $  1,308      $  2,192
  the end of the period)
 CLASS C (if you sell your shares at      $  312        $  676      $  1,165      $  2,516
  the end of the period)
 CLASS A (if you do not sellv your        $  704        $  995      $  1,308      $  2,192
  shares at the end of the period)
 CLASS C (if you do not sellv your        $  212        $  676      $  1,165      $  2,516
  shares at the end of the period)


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 221% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES

We invest in equity securities of small- and medium-capitalization companies that we believe offer favorable opportunities for growth.We define small- and medium capitalization companies as those with market capitalizations at the time of purchase within the range of Russell Midcap (Reg. TM) Index, which ranged from $829 million to $12.2 billion as of May 30, 2009, and is expected


                                                       DISCOVERY FUND SUMMARY 11
to change frequently.We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We seek to identify companies that have the prospect for improving sales and earnings growth rates, enjoy a competitive advantage (for example, dominant market share) and that we believe have effective management with a history of making investments that are in the best interests of shareholders (for example, companies with a history of earnings and sales growth that are in excess of total asset growth). We pay particular attention to balance sheet metrics such as changes in working capital, property, plant and equipment growth, inventory levels, accounts receivable, and acquisitions. We also look at how management teams allocate capital in order to drive future cash flow. We typically use a discounted cash flow model to assess a firm's intrinsic value in order to set price objectives. In addition to meeting with management, we take a surround the company approach by surveying a company's vendors, distributors, competitors and customers to obtain multiple perspectives that help us make better investment decisions. Portfolio holdings are continuously monitored for changes in fundamentals. The team seeks a favorable risk/reward relationship to fair valuation, which we define as the value of the company (i.e. our price target for the stock) relative to where the stock is currently trading. We may invest in any sector, and at times we may emphasize one or more particular sectors. We may choose to sell a holding when it no longer offers favorable growth prospects or to take advantage of a better investment opportunity. We may actively trade portfolio securities.

PRINCIPAL INVESTMENT RISKS

ACTIVE TRADING RISK. Frequent trading will result in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

COUNTER-PARTY RISK. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.

DERIVATIVES RISK. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.

FOREIGN INVESTMENT RISK. Foreign investments face the potential of heightened illiquidity, greater price volatility and adverse effects of political, regulatory, tax, currency, economic or other macroeconomic developments.

GROWTH STYLE INVESTMENT RISK. Growth stocks may be more expensive relative to the values of other stocks and carry potential for significant volatility and loss.

ISSUER RISK. The value of a security may decline because of adverse events or circumstances that directly relate to conditions at the issuer or any entity providing it credit or liquidity support.

LEVERAGE RISK. Leverage created by borrowing or investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value.


LIQUIDITY RISK. A security may not be able to be sold at the time desired without adversely affecting the price.


MANAGEMENT RISK. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss. An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

REGULATORY RISK. Changes in government regulations may adversely affect the value of a security.

SMALLER COMPANY SECURITIES RISK. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than larger company stocks.

--------------------------------------------------------------------------------

PERFORMANCE

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.


 12 DISCOVERY FUND SUMMARY

[GRAPHIC APPEARS HERE]


CALENDAR YEAR TOTAL RETURNS FOR CLASS A (Incepted on July 31, 2007) AS OF 12/31 EACH YEAR
         (Returns do not reflect sales charges and would be lower if they did)
2000                 2001         2002        2003        2004    2005        2006       2007        2008       2009
3.97%                4.17%       -12.12%     38.34%      15.69%   7.24%      13.02%      22.16%      -43.61%    38.40%



             BEST AND WORST QUARTER
  Best Quarter:       Q3    2009       17.55%
  Worst Quarter:      Q4    2008      -29.33%



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/09 (Returns relfect
  applicable sales sharges)                  1 YEAR       5 YEARS       10 YEARS
 CLASS A (Incepted on July 31, 2007)        30.47%        1.72%           5.19%
  Returns Before Taxes
 CLASS A (Incepted on July 31, 2007)        30.47%        0.40%           3.87%
  Returns After Taxes on Distributions
 CLASS A (Incepted on July 31, 2007)        19.81%        1.19%           4.04%
  Returns After Taxes on Distributions
and Sale of Fund Shares
 CLASS C (Incepted on July 31, 2007)        36.27%        2.17%           5.10%
  Returns Before Taxes
 RUSSELL 2500TM GROWTH INDEX                41.66%        2.00%          -0.18%
  (reflects no deduction for fees,
  expenses or taxes)



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class C shares will vary.


                                                       DISCOVERY FUND SUMMARY 13

FUND MANAGEMENT

  INVESTMENT
   ADVISER
 Wells Fargo
Funds
Management,
LLC

 SUB-ADVISER      PORTFOLIO MANAGER, TITLE/MANAGED SINCE
 Wells Capital    JAMES M. LEACH, CFA, Portfolio Manager / 2003
 Management      THOMAS J. PENCE, CFA, Portfolio Manager / 2001
 Incorporated


For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Summary of Other Important Information Regarding Purchase and Sale of Fund Shares" beginning on page 47 of the Prospectus.


 14 DISCOVERY FUND SUMMARY

ENTERPRISE FUND SUMMARY
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Enterprise Fund seeks long-term capital appreciation.

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the aggregate in specified classes of certain WELLS FARGO ADVANTAGE FUNDS (Reg. TM). More information about these and other discounts is available from your financial professional and in "A Choice of Share Classes" and "Reductions and Waivers of Sales Charges" on pages 82 and 85 of the Prospectus and "Additional Purchase and Redemption Information" on page 40 of the SAI.



 SHAREHOLDER FEES (fees paid directly
  from your investments)                      CLASS A          CLASS C
  Maximum sales charge (load) imposed           5.75%            None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)          None             1.00%
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)



 ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a
percentage of the value of your
investment)                                   CLASS A          CLASS C
  Management Fees                               0.75%            0.75%
  Distribution (12b-1) Fees                     0.00%            0.75%
  Other Expenses                                0.69%            0.69%
  Acquired Fund Fees and Expenses               0.01%            0.01%
  TOTAL ANNUAL FUND OPERATING EXPENSES          1.45%            2.20%
  Fee Waivers                                   0.09%            0.09%
  TOTAL ANNUAL FUND OPERATING EXPENSES          1.36%            2.11%
  AFTER FEE WAIVER/1/



1 The adviser has committed through February 28, 2011, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Funds' net operating expenses , excluding brokerage commissions, interest, taxes, extraordinary expenses and the expenses of any money market fund or other fund held by the Fund, do not exceed the net operating expense ratio of 1.35% for Class A shares and 2.10% for Class C shares. The committed net operating expense ratio(s) may be increased or terminated only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated below and then either redeem all of your shares at the end of these periods or continue to hold them; your investment has a 5% return each year; and the Fund's operating expenses remain the same, although your actual costs may be higher or lower.



                                           1 YEAR       3 YEARS       5 YEARS       10 YEARS
 CLASS A (if you sell your shares at      $  706        $  999      $  1,314      $  2,203
  the end of the period)
 CLASS C (if you sell your shares at      $  314        $  680      $  1,171      $  2,527
  the end of the period)
 CLASS A (if you do not sell your         $  706        $  999      $  1,314      $  2,203
  shares at the end of the period)
 CLASS C (if you do not sell your         $  214        $  680      $  1,171      $  2,527
  shares at the end of the period)


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 203% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES

We invest in equity securities of companies of any size, although we invest principally in the equity securities of medium-capitalization companies. We define medium-capitalization companies as securities of companies with market capitalization within the range of the Russell Midcap (Reg. TM) Index, which ranged from $829 million to $12.2 billion as of May 30, 2009, and is


                                                      ENTERPRISE FUND SUMMARY 15
expected to change frequently. We may also invest in foreign securities through ADRs and similar investments. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We seek to identify companies that have the prospect for improving sales and earnings growth rates, enjoy a competitive advantage (for example, dominant market share) and that we believe have effective management with a history of making investments that are in the best interests of shareholders (for example, companies with a history of earnings and sales growth that are in excess of total asset growth).We pay particular attention to balance sheet metrics such as changes in working capital, property, plant and equipment growth, inventory levels, accounts receivable, and acquisitions.We also look at how management teams allocate capital in order to drive future cash flow.We typically use a discounted cash flow model to assess a firm's intrinsic value in order to set price objectives. In addition to meeting with management, we take a surround the company approach by surveying a company's vendors, distributors, competitors and customers to obtain multiple perspectives that help us make better investment decisions. Portfolio holdings are continuously monitored for changes in fundamentals. The team seeks a favorable risk/reward relationship to fair valuation, which we define as the value of the company (i.e., our price target for the stock) relative to where the stock is currently trading.We may invest in any sector, and at times we may emphasize one or more particular sectors.We may choose to sell a holding when it no longer offers favorable growth prospects or to take advantage of a better investment opportunity.We may actively trade portfolio securities.

PRINCIPAL INVESTMENT RISKS

ACTIVE TRADING RISK. Frequent trading will result in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

COUNTER-PARTY RISK. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.

DERIVATIVES RISK. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.

FOREIGN INVESTMENT RISK. Foreign investments face the potential of heightened illiquidity, greater price volatility and adverse effects of political, regulatory, tax, currency, economic or other macroeconomic developments.

GROWTH STYLE INVESTMENT RISK. Growth stocks may be more expensive relative to the values of other stocks and carry potential for significant volatility and loss.

ISSUER RISK. The value of a security may decline because of adverse events or circumstances that directly relate to conditions at the issuer or any entity providing it credit or liquidity support.

LEVERAGE RISK. Leverage created by borrowing or investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value.


LIQUIDITY RISK. A security may not be able to be sold at the time desired without adversely affecting the price.


MANAGEMENT RISK. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss. An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

REGULATORY RISK. Changes in government regulations may adversely affect the value of a security.

SMALLER COMPANY SECURITIES RISK. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than larger company stocks.

--------------------------------------------------------------------------------

PERFORMANCE

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.


 16 ENTERPRISE FUND SUMMARY

[GRAPHIC APPEARS HERE]


 CALENDAR YEAR TOTAL RETURNS FOR CLASS A (Incepted on February 24, 2000) AS OF 12/31 EACH
                                           YEAR
          (Returns do not reflect sales charges and would be lower if they did)
  2000                 2001         2002        2003        2004      2005        2006       2007        2008       2009
-29.95%               -22.15%      -28.04%     37.39%      14.92%     8.83%      12.00%      17.79%      -46.31%    40.10%



             BEST AND WORST QUARTER
  Best Quarter:       Q3    2009       17.45%
  Worst Quarter:      Q4    2008      -28.89%



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/09 (Returns relfect
  applicable sales sharges)                   1 YEAR       5 YEAR       10 YEARS
 CLASS A (Incepted on February 24, 2000)     32.03%        0.35%        -4.51%
  Returns Before Taxes
 CLASS A (Incepted on February 24, 2000)     32.03%        0.35%        -4.58%
  Returns After Taxes on Distributions
 CLASS A (Incepted on February 24, 2000)     20.82%        0.30%        -3.74%
  Returns After Taxes on Distributions
and Sale of Fund Shares
 CLASS C (Incepted on March 31, 2008)        38.06%        0.80%        -4.50%
  Returns Before Taxes
 RUSSELL MIDCAP (Reg. TM) GROWTH INDEX       46.29%        2.40%        -0.52%
  (reflects no deduction for fees,
  expenses or taxes)



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class C shares will vary.


                                                      ENTERPRISE FUND SUMMARY 17

FUND MANAGEMENT

  INVESTMENT
   ADVISER
 Wells Fargo
Funds
Management,
LLC

 SUB-ADVISER      PORTFOLIO MANAGER, TITLE/MANAGED SINCE
 Wells Capital    JAMES M. LEACH, CFA, Portfolio Manager / 2007
 Management      THOMAS J. PENCE, CFA, Portfolio Manager / 2000
 Incorporated


For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Summary of Other Important Information Regarding Purchase and Sale of Fund Shares" beginning on page 47 of the Prospectus.


 18 ENTERPRISE FUND SUMMARY

MID CAP DISCIPLINED FUND SUMMARY
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Mid Cap Disciplined Fund seeks long-term capital appreciation.

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the aggregate in specified classes of certain WELLS FARGO ADVANTAGE FUNDS (Reg. TM). More information about these and other discounts is available from your financial professional and in "A Choice of Share Classes" and "Reductions and Waivers of Sales Charges" on pages 82 and 85 of the Prospectus and "Additional Purchase and Redemption Information" on page 40 of the SAI.



 SHAREHOLDER FEES (fees paid directly
  from your investments)                      CLASS A          CLASS C
  Maximum sales charge (load) imposed           5.75%            None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)          None             1.00%
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)



 ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a
percentage of the value of your
investment)                                   CLASS A          CLASS C
  Management Fees                               0.75%            0.75%
  Distribution (12b-1) Fees                     0.00%            0.75%
  Other Expenses                                0.60%            0.57%
  Acquired Fund Fees and Expenses               0.01%            0.01%
  TOTAL ANNUAL FUND OPERATING EXPENSES          1.36%            2.08%
  Fee Waivers                                   0.10%            0.07%
  TOTAL ANNUAL FUND OPERATING EXPENSES          1.26%            2.01%
  AFTER FEE WAIVER/1/



1 The adviser has committed through February 28, 2011, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Funds' net operating expenses , excluding brokerage commissions, interest, taxes, extraordinary expenses and the expenses of any money market fund or other fund held by the Fund, do not exceed the net operating expense ratio of 1.25% for Class A shares, and 2.00% for Class C shares. The committed net operating expense ratio(s) may be increased or terminated only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated below and then either redeem all of your shares at the end of these periods or continue to hold them; your investment has a 5% return each year; and the Fund's operating expenses remain the same, although your actual costs may be higher or lower.



                                           1 YEAR       3 YEARS       5 YEARS       10 YEARS
 CLASS A (if you sell your shares at      $  696        $  972      $  1,268      $  2,108
  the end of the period)
 CLASS C (if you sell your shares at      $  304        $  645      $  1,112      $  2,405
  the end of the period)
 CLASS A (if you do not sell your         $  696        $  972      $  1,268      $  2,108
  shares at the end of the period)
 CLASS C (if you do not sell your         $  204        $  645      $  1,112      $  2,405
  shares at the end of the period)


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 106% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES

We invest principally in equity securities of medium-capitalization companies which we define as securities of companies with market capitalizations within the range of the Russell Midcap (Reg. TM) Index. The market capitalization range of the Russell Midcap Index (Reg. TM) was $829 million to $12.2 billion, as of May 30, 2009, and is expected to change frequently. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


                                             MID CAP DISCIPLINED FUND SUMMARY 19

We seek to take advantage of opportunities in the market created by investors who primarily focus on the short-term prospects of companies.To identify these opportunities,we follow a bottom-up investment process that focuses on three key elements - right company, right price, and right time. First, the right companies are defined as those that have solid assets with manageable debt levels in good industries. Secondly,we seek to buy these companies at the right price.To determine the right price,we carefully evaluate the potential upside reward as well as the potential downside risk in order to arrive at a reward/risk profile for every company considered. Lastly,we seek to buy these companies at the right time, which is typically when the prevailing market sentiment is low.We believe buying securities of a company when the prevailing sentiment is low allows us to limit the potential downside risk and allows us to participate in the potential upside price appreciation if the business fundamentals of the company improve. We consider selling a security when it appreciates to our target price without changes to the fundamentals of the underlying company,when the fundamentals deteriorate, when the security is forced out of the portfolio by a better idea, or when sentiment improves significantly.We may actively trade portfolio securities.

PRINCIPAL INVESTMENT RISKS

ACTIVE TRADING RISK. Frequent trading will result in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.


COUNTER-PARTY RISK. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.


DERIVATIVES RISK. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.

FOREIGN INVESTMENT RISK. Foreign investments face the potential of heightened illiquidity, greater price volatility and adverse effects of political, regulatory, tax, currency, economic or other macroeconomic developments.

ISSUER RISK. The value of a security may decline because of adverse events or circumstances that directly relate to conditions at the issuer or any entity providing it credit or liquidity support.

LEVERAGE RISK. Leverage created by borrowing or investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value.


LIQUIDITY RISK. A security may not be able to be sold at the time desired without adversely affecting the price.


MANAGEMENT RISK. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss. An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

REGULATORY RISK. Changes in government regulations may adversely affect the value of a security.

SMALLER COMPANY SECURITIES RISK. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than larger company stocks.

VALUE STYLE INVESTMENT RISK. Value stocks may lose value quickly and may be subject to prolonged depressed valuations.

 20 MID CAP DISCIPLINED FUND SUMMARY

--------------------------------------------------------------------------------
PERFORMANCE

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.


[GRAPHIC APPEARS HERE]


CALENDAR YEAR TOTAL RETURNS FOR CLASS A (Incepted on July 31, 2007) AS OF 12/31 EACH YEAR
          (Returns do not reflect sales charges and would be lower if they did)
 2000                 2001         2002        2003        2004     2005        2006       2007        2008       2009
22.80%               12.41%       -11.78%     40.66%      21.18%    7.92%      18.27%       -4.83%     -30.01%    31.92%



             BEST AND WORST QUARTER
  Best Quarter:       Q4    2001       23.93%
  Worst Quarter:      Q4    2008      -21.86%



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/09 (Returns reflect
  applicable sales charges)                  1 YEAR       5 YEARS       10 YEARS
 CLASS A (Incepted on July 31, 2007)        24.33%          1.12%        8.18%
  Returns Before Taxes
 CLASS A (Incepted on July 31, 2007)        23.90%         -0.72%        6.33%
  Returns After Taxes on Distributions
 CLASS A (Incepted on July 31, 2007)        15.81%          0.18%        6.20%
  Returns After Taxes on Distributions
and Sale of Fund Shares
 CLASS C (Incepted on July 31, 2007)        30.10%          1.60%        8.17%
  Returns Before Taxes
 RUSSELL MIDCAP (Reg. TM) VALUE INDEX       34.21%          1.98%        7.58%
  (reflects no deduction for fees,
  expenses or taxes)



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class C shares will vary.


                                             MID CAP DISCIPLINED FUND SUMMARY 21

FUND MANAGEMENT

  INVESTMENT
   ADVISER
 Wells Fargo
Funds
Management,
LLC


 SUB-ADVISER      PORTFOLIO MANAGER, TITLE/MANAGED SINCE
 Wells Capital    JAMES TRINGAS, CFA, CPA, Portfolio Manager / 2009
 Management      BRYANT VANCRONKHITE, CFA, CPA, Portfolio Manager / 2009
 Incorporated



For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Summary of Other Important Information Regarding Purchase and Sale of Fund Shares" beginning on page 47 of the Prospectus.


 22 MID CAP DISCIPLINED FUND SUMMARY

MID CAP GROWTH FUND SUMMARY
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Mid Cap Growth Fund seeks long-term capital appreciation.

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the aggregate in specified classes of certain WELLS FARGO ADVANTAGE FUNDS (Reg. TM). More information about these and other discounts is available from your financial professional and in "A Choice of Share Classes" and "Reductions and Waivers of Sales Charges" on pages 82 and 85 of the Prospectus and "Additional Purchase and Redemption Information" on page 40 of the SAI.



 SHAREHOLDER FEES (fees paid directly
  from your investments)                      CLASS A       CLASS B       CLASS C
  Maximum sales charge (load) imposed           5.75%         None          None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)          None          5.00%         1.00%
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)



 ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a
percentage of the value of your
investment)                                   CLASS A       CLASS B       CLASS C
  Management Fees                               0.75%         0.75%         0.75%
  Distribution (12b-1) Fees                     0.00%         0.75%         0.75%
  Other Expenses                                0.77%         0.77%         0.77%
  Acquired Fund Fees and Expenses               0.01%         0.01%         0.01%
  TOTAL ANNUAL FUND OPERATING EXPENSES          1.53%         2.28%         2.28%
  Fee Waivers                                   0.17%         0.17%         0.17%
  TOTAL ANNUAL FUND OPERATING EXPENSES          1.36%         2.11%         2.11%
  AFTER FEE WAIVER/1/



1 The adviser has committed through February 28, 2011, to waive fees and/or reimburse expenses to the extent necessary to maintain the Funds' net operating expense ratio(s), excluding brokerage commissions, interest, taxes, extraordinary expenses and the expenses of any money market fund or other fund held by the Fund, do not exceed the net operating expense ratio of 1.35% for Class A shares and 2.10% for Class B and Class C shares. After this date, the net operating expense ratio(s) may be increased or terminated only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated below and then either redeem all of your shares at the end of these periods or continue to hold them; your investment has a 5% return each year; and the Fund's operating expenses remain the same, although your actual costs may be higher or lower.



                                           1 YEAR       3 YEARS       5 YEARS       10 YEARS
 CLASS A (if you sell your shares at      $  706      $  1,015      $  1,346      $  2,280
  the end of the period)
 CLASS B (if you sell your shares at      $  714      $  1,096      $  1,405      $  2,411
  the end of the period)
 CLASS C (if you sell your shares at      $  314      $    696      $  1,205      $  2,602
  the end of the period)
 CLASS A (if you do not sell your         $  706      $  1,015      $  1,346      $  2,280
  shares at the end of the period)
 CLASS B (if you do not sell your         $  214      $    696      $  1,205      $  2,411
  shares at the end of the period)
 CLASS C (if you do not sell your         $  214      $    696      $  1,205      $  2,602
  shares at the end of the period)


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 68% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES

We invest principally in equity securities of medium-capitalization companies that we believe have above-average growth potential. We define medium-capitalization companies as those with market capitalizations at the time of purchase within the


                                                  MID CAP GROWTH FUND SUMMARY 23
range of Russell Midcap (Reg. TM) Index, which ranged from $829 million to $12.2 billion as of May 30, 2009, and is expected to change frequently. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We focus our investment strategy on identifying and investing in medium-capitalization companies that we believe continue to provide consistent growth potential.We build the Fund's portfolio from the bottom-up selecting medium-capitalization companies that we consider to have successful business plans.We seek high growth, favorably valued securities and have a bias for growth companies with reasonable valuation. We maintain a disciplined approach to monitoring the valuation characteristics of the portfolio.We use a variety of criteria specific to a given portfolio security to determine when we may potentially sell such security so that we avoid reacting to pressure caused by volatility in the broad mid cap market. Such criteria may include a security reaching our target price,(potentially as a result of an expansion of the price-earnings multiple or a change in our earnings estimate), the availability of a more favorable investment opportunity, or a drop in the price of a security below cost (after adjustment for major market declines).We may actively trade portfolio securities.

PRINCIPAL INVESTMENT RISKS


COUNTER-PARTY RISK. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.


DERIVATIVES RISK. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.

GROWTH STYLE INVESTMENT RISK. Growth stocks may be more expensive relative to the values of other stocks and carry potential for significant volatility and loss.

ISSUER RISK. The value of a security may decline because of adverse events or circumstances that directly relate to conditions at the issuer or any entity providing it credit or liquidity support.

LEVERAGE RISK. Leverage created by borrowing or investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value.


LIQUIDITY RISK. A security may not be able to be sold at the time desired without adversely affecting the price.


MANAGEMENT RISK. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss. An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

REGULATORY RISK. Changes in government regulations may adversely affect the value of a security.


SMALLER COMPANY SECURITIES RISK. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than larger company stocks.


 24 MID CAP GROWTH FUND SUMMARY

--------------------------------------------------------------------------------
PERFORMANCE

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.


[GRAPHIC APPEARS HERE]


 CALENDAR YEAR TOTAL RETURNS FOR CLASS A (Incepted on December 30, 1994) AS OF 12/31 EACH
                                           YEAR
          (Returns do not reflect sales charges and would be lower if they did)
 2000                  2001       2002         2003        2004      2005       2006        2007        2008       2009
14.60%                -23.94%      -28.55%     38.07%      21.49%    5.64%      13.93%      18.89%      -45.03%    54.29%



             BEST AND WORST QUARTER
  Best Quarter:       Q3    2009       20.36%
  Worst Quarter:      Q4    2008      -30.19%



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/09 (Returns reflect
  applicable sales charges)                   1 YEAR       5 YEARS       10 YEARS
 CLASS A (Incepted on December 30, 1994)     45.42%        2.72%           1.80%
  Returns Before Taxes
 CLASS A (Incepted on December 30, 1994)     45.42%        0.79%          -0.44%
  Returns After Taxes on Distributions
 CLASS A (Incepted on December 30, 1994)     29.52%        1.66%           0.65%
  Returns After Taxes on Distributions
and Sale of Fund Shares
 CLASS B (Incepted on June 9, 2003)          47.17%        2.72%           1.88%
  Returns Before Taxes
 CLASS C (Incepted on June 9, 2003)          51.68%        3.09%           1.61%
  Returns Before Taxes
 RUSSELL MIDCAP (Reg. TM) GROWTH INDEX       46.29%        2.40%          -0.52%
  (reflects no deduction for fees,
  expenses or taxes)



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.


                                                  MID CAP GROWTH FUND SUMMARY 25

FUND MANAGEMENT

  INVESTMENT
   ADVISER
 Wells Fargo
Funds
Management,
LLC

 SUB-ADVISER      PORTFOLIO MANAGER, TITLE/MANAGED SINCE
 Wells Capital    JEROME "CAM" PHILPOTT, CFA, Portfolio Manager / 2001
 Management      STUART ROBERTS, Portfolio Manager / 2001
 Incorporated


For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Summary of Other Important Information Regarding Purchase and Sale of Fund Shares" beginning on page 47 of the Prospectus.


 26 MID CAP GROWTH FUND SUMMARY

OPPORTUNITY FUND SUMMARY
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Opportunity Fund seeks long-term capital appreciation.

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the aggregate in specified classes of certain WELLS FARGO ADVANTAGE FUNDS (Reg. TM). More information about these and other discounts is available from your financial professional and in "A Choice of Share Classes" and "Reductions and Waivers of Sales Charges" on pages 82 and 85 of the Prospectus and "Additional Purchase and Redemption Information" on page 40 of the SAI.



 SHAREHOLDER FEES (fees paid directly
  from your investments)                      CLASS A       CLASS C
  Maximum sales charge (load) imposed           5.75%         None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)          None          1.00%
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)



 ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a
percentage of the value of your
investment)                                   CLASS A       CLASS C
  Management Fees                               0.72%         0.73%
  Distribution (12b-1) Fees                     0.00%         0.75%
  Other Expenses                                0.63%         0.60%
  Acquired Fund Fees and Expenses               0.02%         0.02%
  TOTAL ANNUAL FUND OPERATING EXPENSES          1.37%         2.10%
  Fee Waivers                                   0.06%         0.04%
  TOTAL ANNUAL FUND OPERATING EXPENSES          1.31%         2.06%
  AFTER FEE WAIVER/1/



1 The adviser has committed through February 28, 2011, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Funds' net operating expenses , excluding brokerage commissions, interest, taxes, extraordinary expenses and the expenses of any money market fund or other fund held by the Fund, do not exceed the net operating expense ratio of 1.29% for Class A shares and 2.04% for Class C shares. The committed net operating expense ratio(s) may be increased or terminated only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated below and then either redeem all of your shares at the end of these periods or continue to hold them; your investment has a 5% return each year; and the Fund's operating expenses remain the same, although your actual costs may be higher or lower.



                                           1 YEAR       3 YEARS       5 YEARS       10 YEARS
 CLASS A (if you sell your shares at      $  701        $  978      $  1,276      $  2,122
  the end of the period)
 CLASS C (if you sell your shares at      $  309        $  654      $  1,125      $  2,428
  the end of the period)
 CLASS A (if you do not sell your         $  701        $  978      $  1,276      $  2,122
  shares at the end of the period)
 CLASS C (if you do not sell your         $  209        $  654      $  1,125      $  2,428
  shares at the end of the period)


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 55% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES

We invest principally in equity securities of medium-capitalization companies, which we define as those within the range of market capitalizations of companies in the Russell Midcap (Reg. TM) Index.The range of the Russell Midcap (Reg. TM) Index was $829 million to $12.2 billion as of May 30, 2009, and is expected to change frequently. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.We


                                                     OPPORTUNITY FUND SUMMARY 27
reserve the right to hedge the portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts.However, under normal circumstances,we will not engage in extensive foreign currency hedging.

We invest in equity securities of medium-capitalization companies that we believe are underpriced yet have attractive growth prospects. Our analysis is based on the determination of a company's "private market value,"which is the price an investor would be willing to pay for the entire company.We determine a company's private market value based upon several types of analysis.We carry out a fundamental analysis of a company's cash flows, asset valuations, competitive situation and industry specific factors.We also gauge the company's management strength, financial health, and growth potential in determining a company's private market value.We place an emphasis on a company's management, even meeting with management in certain situations. Finally,we focus on the long-term strategic direction of a company.We then compare the private market value as determined by these factors to the company's public market capitalization, and invest in the equity securities of those companies where we believe there is a significant gap between the two.
We may sell an investment when its market price no longer compares favorably with the company's private market value. In addition,we may choose to sell an investment where the fundamentals deteriorate or the strategy of the management or the management itself changes.

PRINCIPAL INVESTMENT RISKS


COUNTER-PARTY RISK. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.


DERIVATIVES RISK. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.

FOREIGN INVESTMENT RISK. Foreign investments face the potential of heightened illiquidity, greater price volatility and adverse effects of political, regulatory, tax, currency, economic or other macroeconomic developments.

ISSUER RISK. The value of a security may decline because of adverse events or circumstances that directly relate to conditions at the issuer or any entity providing it credit or liquidity support.

LEVERAGE RISK. Leverage created by borrowing or investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value.


LIQUIDITY RISK. A security may not be able to be sold at the time desired without adversely affecting the price.


MANAGEMENT RISK. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss. An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

REGULATORY RISK. Changes in government regulations may adversely affect the value of a security.

SMALLER COMPANY SECURITIES RISK. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than larger company stocks.

 28 OPPORTUNITY FUND SUMMARY

--------------------------------------------------------------------------------
PERFORMANCE

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.


[GRAPHIC APPEARS HERE]


CALENDAR YEAR TOTAL RETURNS FOR CLASS A (Incepted on February 24, 2000) AS OF 12/31 EACH
                                          YEAR
          (Return do not reflect sales charges and would be lower if they did)
2000                  2001         2002        2003        2004     2005        2006       2007     2008       2009
8.21%                 -5.08%      -27.11%     37.26%      17.39%    7.18%      11.83%      5.05%    -40.36%    47.24%



             BEST AND WORST QUARTER
  Best Quarter:       Q2    2009       22.79%
  Worst Quarter:      Q4    2008      -29.16%



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/09 (Returns reflect
  applicable sales charges)                   1 YEAR        5 YEAR        10 YEARS
 CLASS A (Incepted on February 24, 2000)     38.78%           0.83%        2.31%
  Returns Before Taxes
 CLASS A (Incepted on February 24, 2000)     38.67%          -0.93%        1.03%
  Returns After Taxes on Distributions
 CLASS A (Incepted on February 24, 2000)     25.20%           0.39%        1.64%
  Returns After Taxes on Distributions
and Sale of Fund Shares
 CLASS C (Incepted on March 31, 2008)        45.08%           1.28%        2.31%
  Return Before Taxes
 RUSSELL MIDCAP (Reg. TM) INDEX              40.48%           2.43%        4.98%
  (reflects no deduction for fees,
  expenses or taxes)



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class C shares will vary.


                                                     OPPORTUNITY FUND SUMMARY 29

FUND MANAGEMENT

  INVESTMENT
   ADVISER
 Wells Fargo
Funds
Management,
LLC


 SUB-ADVISER      PORTFOLIO MANAGER, TITLE/MANAGED SINCE
 Wells Capital    ANN M. MILETTI, Portfolio Manager / 2001
 Management
 Incorporated



For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Summary of Other Important Information Regarding Purchase and Sale of Fund Shares" beginning on page 47 of the Prospectus.


 30 OPPORTUNITY FUND SUMMARY

SMALL CAP DISCIPLINED FUND SUMMARY
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Small Cap Disciplined Fund seeks long-term capital appreciation.

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the aggregate in specified classes of certain WELLS FARGO ADVANTAGE FUNDS (Reg. TM). More information about these and other discounts is available from your financial professional and in "A Choice of Share Classes" and "Reductions and Waivers of Sales Charges" on pages 82 and 85 of the Prospectus and "Additional Purchase and Redemption Information" on page 40 of the SAI.



 SHAREHOLDER FEES (fees paid directly
  from your investments)                      CLASS A        CLASS C
  Maximum sales charge (load) imposed        5.75%          None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)       None           1.00%
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)



 ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a
percentage of the value of your
investment)                                    CLASS A          CLASS C
  Management Fees                             0.85%            0.85%
  Distribution (12b-1) Fees                   0.00%            0.75%
  Other Expenses                              0.72%            0.71%
  Acquired Fund Fees and Expenses             0.01%            0.01%
  TOTAL ANNUAL FUND OPERATING EXPENSES        1.58%            2.32%
  Fee Waivers                                 0.12%            0.11%
  TOTAL ANNUAL FUND OPERATING EXPENSES        1.46%            2.21%
  AFTER FEE WAIVER/1/



1 The adviser has committed through February 28, 2011, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Funds' net operating expenses , excluding brokerage commissions, interest, taxes, extraordinary expenses and the expenses of any money market fund or other fund held by the Fund, do not exceed the net operating expense ratio of 1.45% for Class A shares and 2.20% for Class C shares. The committed net operating expense ratio(s) may be increased or terminated only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated below and then either redeem all of your shares at the end of these periods or continue to hold them; your investment has a 5% return each year; and the Fund's operating expenses remain the same, although your actual costs may be higher or lower.



                                           1 YEAR       3 YEARS       5 YEARS       10 YEARS
 CLASS A (if you sell your shares at      $  715      $  1,034      $  1,375      $  2,336
  the end of the period)
 CLASS C (if you sell your shares at      $  324      $    714      $  1,230      $  2,647
  the end of the period)
 CLASS A (if you do not sell your         $  715      $  1,034      $  1,375      $  2,336
  shares at the end of the period)
 CLASS C (if you do not sell your         $  224      $    714      $  1,230      $  2,647
  shares at the end of the period)


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 64% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES
We invest principally in small-capitalization companies that we believe are undervalued relative to the market based on discounted cash flows, earnings and asset value.We define small-capitalization companies as companies whose market capitalizations are substantially similar to those of companies in the Russell 2500TM Index. The range of the Russell 2500TM Index was $78 million to $3.9 billion, as of May 30, 2009, and is expected to change frequently. We may also invest in equity

                                           SMALL CAP DISCIPLINED FUND SUMMARY 31
securities of foreign issuers through ADRs and similar investments.
Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We seek to take advantage of opportunities in the market created by investors who primarily focus on the short-term prospects of companies. To identify these opportunities,we follow a bottom-up investment process that focuses on three key elements - right company, right price, and right time. First, the right companies are defined as those that have solid assets with manageable debt levels in good industries. Secondly,we seek to buy these companies at the right price. To determine the right price,we carefully evaluate the potential upside reward as well as the potential downside risk in order to arrive at a reward/risk profile for every company considered. Lastly,we seek to buy these companies at the right time, which is typically when the prevailing market sentiment is low.We believe buying securities of a company when the prevailing sentiment is low allows us to limit the potential downside risk and allows us to participate in the potential upside price appreciation if the business fundamentals of the company improve. We consider selling a security when it appreciates to our target price without changes to the fundamentals of the underlying company,when the fundamentals deteriorate,when the security is forced out of the portfolio by a better idea, or when sentiment improves significantly. We may actively trade portfolio securities.

PRINCIPAL INVESTMENT RISKS


COUNTER-PARTY RISK. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.

DERIVATIVES RISK. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.


FOREIGN INVESTMENT RISK. Foreign investments face the potential of heightened illiquidity, greater price volatility and adverse effects of political, regulatory, tax, currency, economic or other macroeconomic developments.

ISSUER RISK. The value of a security may decline because of adverse events or circumstances that directly relate to conditions at the issuer or any entity providing it credit or liquidity support.

LEVERAGE RISK. Leverage created by borrowing or investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value.


LIQUIDITY RISK. A security may not be able to be sold at the time desired without adversely affecting the price.


MANAGEMENT RISK. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss. An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

REGULATORY RISK. Changes in government regulations may adversely affect the value of a security.

SMALLER COMPANY SECURITIES RISK. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than larger company stocks.

VALUE STYLE INVESTMENT RISK. Value stocks may lose value quickly and may be subject to prolonged depressed valuations.

 32 SMALL CAP DISCIPLINED FUND SUMMARY

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.


[GRAPHIC APPEARS HERE]


          CALENDAR YEAR TOTAL RETURNS FOR CLASS A (Incepted on March 31, 2008) AS OF 12/31 EACH YEAR
                    (Returns do not reflect sales charges and would be lower if they did)
 2003                 2004        2005        2006       2007          2008       2009
62.53%               27.04%       -0.64%     18.43%       -4.79%      -34.33%     25.51%



             BEST AND WORST QUARTER
  Best Quarter:       Q2    2003       34.64%
  Worst Quarter:      Q4    2008      -26.90%



 AVERAGE ANNUAL TOTAL RETURN
as of 12/31/09 (Returns reflect
  applicable sales charges)                  1 YEAR       5 YEARS       LIFE OF FUND
 CLASS A (Incepted on March 31, 2008)       18.34%        -2.74%           6.57%
  Returns Before Taxes
 CLASS A (Incepted on March 31, 2008)       18.34%        -3.74%           5.32%
  Returns After Taxes on Distributions
 CLASS A (Incepted on March 31, 2008)       11.92%        -2.68%           5.13%
  Returns After Taxes on Distributions
and Sale of Fund Shares
 CLASS C (Incepted on March 31, 2008)       23.53%        -2.23%           6.77%
  Returns Before Taxes
 RUSSELL 2000 (Reg. TM) VALUE INDEX         20.58%        -0.01%           4.83%
  (reflects no deduction for fees,
  expenses or taxes)



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class C shares will vary.


                                           SMALL CAP DISCIPLINED FUND SUMMARY 33

FUND MANAGEMENT

  INVESTMENT
   ADVISER
 Wells Fargo
Funds
Management,
LLC


 SUB-ADVISER      PORTFOLIO MANAGER, TITLE/MANAGED SINCE
 Wells Capital    JAMES TRINGAS, CFA, CPA, Portfolio Manager / 2009
 Management      BRYANT VANCRONKHITE, CFA, CPA, Portfolio Manager / 2009
 Incorporated



For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Summary of Other Important Information Regarding Purchase and Sale of Fund Shares" beginning on page 47 of the Prospectus.


 34 SMALL CAP DISCIPLINED FUND SUMMARY

SMALL CAP GROWTH FUND SUMMARY
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Small Cap Growth Fund seeks long-term capital appreciation.

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the aggregate in specified classes of certain WELLS FARGO ADVANTAGE FUNDS (Reg. TM). More information about these and other discounts is available from your financial professional and in "A Choice of Share Classes" and "Reductions and Waivers of Sales Charges" on pages 82 and 85 of the Prospectus and "Additional Purchase and Redemption Information" on page 40 of the SAI.



 SHAREHOLDER FEES (fees paid directly
  from your investments)                     CLASS A       CLASS B       CLASS C
  Maximum sales charge (load) imposed       5.75%           None          None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)        None        5.00%         1.00%
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)



 ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a
percentage of the value of your
investment)                                  CLASS A       CLASS B        CLASS C
  Management Fees                           0.84%         0.84%         0.84%
  Distribution (12b-1) Fees                 0.00%         0.75%         0.75%
  Other Expenses                            0.67%         0.67%         0.67%
  Acquired Fund Fees and Expenses           0.01%         0.01%         0.01%
  TOTAL ANNUAL FUND OPERATING EXPENSES      1.52%         2.27%         2.27%
  Fee Waivers                               0.11%         0.11%         0.11%
  TOTAL ANNUAL FUND OPERATING EXPENSES      1.41%         2.16%         2.16%
  AFTER FEE WAIVER/1/



1 The adviser has committed through February 28, 2011, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Funds' net operating expenses , excluding brokerage commissions, interest, taxes, extraordinary expenses and the expenses of any money market fund or other fund held by the Fund, do not exceed the net operating expense ratio of 1.40% for Class A shares, and 2.15% for Class B and Class C shares. The committed net operating expense ratio(s) may be increased or terminated only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated below and then either redeem all of your shares at the end of these periods or continue to hold them; your investment has a 5% return each year; and the Fund's operating expenses remain the same, although your actual costs may be higher or lower.



                                           1 YEAR       3 YEARS       5 YEARS       10 YEARS
 CLASS A (if you sell your shares at      $  710      $  1,018      $  1,346      $  2,274
  the end of the period)
 CLASS B (if you sell your shares at      $  719      $  1,099      $  1,405      $  2,405
  the end of the period)
 CLASS C (if you sell your shares at      $  319      $    699      $  1,205      $  2,597
  the end of the period)
 CLASS A (if you do not sell your         $  710      $  1,018      $  1,346      $  2,274
  shares at the end of the period)
 CLASS B (if you do not sell your         $  219      $    699      $  1,205      $  2,405
  shares at the end of the period)
 CLASS C (if you do not sell your         $  219      $    699      $  1,205      $  2,597
  shares at the end of the period)


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 76% of the average value of its portfolio.


                                                SMALL CAP GROWTH FUND SUMMARY 35

PRINCIPAL INVESTMENT STRATEGIES

We invest principally in equity securities of small-capitalization companies that we believe have above-average growth potential.We define small-capitalization companies as those with market capitalizations at the time of purchase of less than $2 billion. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We focus our investment strategy on identifying and investing in rapidly growing small-capitalization companies that are in an early or transitional stage of their development, before their potential is discovered by the market. We build the Fund's portfolio by selecting companies that we consider to have successful business plans. We seek high growth, favorably valued securities and have a bias for growth companies with reasonable valuation. We maintain a disciplined approach to monitoring the valuation characteristics of the portfolio. We use a variety of criteria specific to a portfolio security to determine when we may potentially sell such security to avoid reacting to pressure caused by volatility in the broad small cap market. Such criteria may include a security reaching our target price (potentially as a result of an expansion of the price-earnings multiple or a change in our earnings estimate), the availability of a more favorable investment opportunity, or a drop in the price of a security below cost (after adjustment for major market declines).We may actively trade portfolio securities.

PRINCIPAL INVESTMENT RISKS


COUNTER-PARTY RISK. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.


DERIVATIVES RISK. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.

GROWTH STYLE INVESTMENT RISK. Growth stocks may be more expensive relative to the values of other stocks and carry potential for significant volatility and loss.

ISSUER RISK. The value of a security may decline because of adverse events or circumstances that directly relate to conditions at the issuer or any entity providing it credit or liquidity support.

LEVERAGE RISK. Leverage created by borrowing or investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value.


LIQUIDITY RISK. A security may not be able to be sold at the time desired without adversely affecting the price.


MANAGEMENT RISK. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss. An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

REGULATORY RISK. Changes in government regulations may adversely affect the value of a security.


SMALLER COMPANY SECURITIES RISK. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than larger company stocks.


 36 SMALL CAP GROWTH FUND SUMMARY

--------------------------------------------------------------------------------
PERFORMANCE

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.


[GRAPHIC APPEARS HERE]


CALENDAR YEAR TOTAL RETURNS FOR CLASS A (Incepted on July 13, 1990) AS OF 12/31 EACH YEAR
          (Returns do not reflect sales charges and would be lower if they did)
  2000                 2001         2002        2003        2004      2005        2006       2007        2008       2009
-25.14%               -12.65%      -29.51%     47.88%      13.63%     6.07%      22.37%      13.40%      -39.81%    50.67%



             BEST AND WORST QUARTER
  Best Quarter:       Q2    2009       25.38%
  Worst Quarter:      Q4    2008      -27.18%



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/09 (Returns reflect
  applicable sales charges)                  1 YEAR       5 YEARS       10 YEARS
 CLASS A (Incepted on July 13, 1990)        42.00%        4.70%         -0.26%
  Returns Before Taxes
 CLASS A (Incepted on July 13, 1990)        42.00%        2.97%         -1.78%
  Returns After Taxes on Distributions
 CLASS A (Incepted on July 13, 1990)        27.30%        3.37%         -0.80%
  Returns After Taxes on Distributions
and Sale of Fund Shares
 CLASS B (Incepted on June 9, 2003)         44.44%        4.81%         -0.19%
  Returns Before Taxes
 CLASS C (Incepted on June 9, 2003)         48.51%        5.16%         -0.41%
  Returns Before Taxes
 RUSSELL 2000 (Reg. TM) GROWTH INDEX        34.47%        0.87%         -1.37%
  (reflects no deduction for fees,
  expenses or taxes)



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.


                                                SMALL CAP GROWTH FUND SUMMARY 37

FUND MANAGEMENT

  INVESTMENT
   ADVISER
 Wells Fargo
Funds
Management,
LLC

 SUB-ADVISER      PORTFOLIO MANAGER, TITLE/MANAGED SINCE
 Wells Capital    JEROME "CAM" PHILPOTT, CFA, Portfolio Manager / 1993
 Management      STUART ROBERTS, Portfolio Manager / 1990
 Incorporated


For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Summary of Other Important Information Regarding Purchase and Sale of Fund Shares" beginning on page 47 of the Prospectus.


 38 SMALL CAP GROWTH FUND SUMMARY

SMALL CAP VALUE FUND SUMMARY
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Small Cap Value Fund seeks long-term capital appreciation.

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the aggregate in specified classes of certain WELLS FARGO ADVANTAGE FUNDS (Reg. TM). More information about these and other discounts is available from your financial professional and in "A Choice of Share Classes" and "Reductions and Waivers of Sales Charges" on pages 82 and 85 of the Prospectus and "Additional Purchase and Redemption Information" on page 40 of the SAI.



 SHAREHOLDER FEES (fees paid directly
  from your investments)                     CLASS A       CLASS B       CLASS C
  Maximum sales charge (load) imposed       5.75%           None          None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)        None        5.00%         1.00%
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)



 ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a
percentage of the value of your
investment)                                  CLASS A       CLASS B        CLASS C
  Management Fees                           0.81%         0.81%         0.81%
  Distribution (12b-1) Fees                 0.00%         0.75%         0.75%
  Other Expenses                            0.64%         0.64%         0.64%
  Acquired Fund Fees and Expenses           0.02%         0.02%         0.02%
  TOTAL ANNUAL FUND OPERATING EXPENSES      1.47%         2.22%         2.22%
  Fee Waivers                               0.01%         0.01%         0.01%
  TOTAL ANNUAL FUND OPERATING EXPENSES      1.46%         2.21%         2.21%
  AFTER FEE WAIVER/1/



1 The adviser has committed through February 28, 2011, to waive fees and/or reimburse expenses to the extent necessary to maintain the Funds' net operating expense ratio(s), excluding brokerage commissions, interest, taxes, extraordinary expenses and the expenses of any money market fund or other fund held by the Fund, do not exceed the net operating expense ratio of 1.44% for Class A shares, and 2. 19% for Class B and Class C shares. After this time, the net operating expense ratio(s) may be increased or terminated only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated below and then either redeem all of your shares at the end of these periods or continue to hold them; your investment has a 5% return each year; and the Fund's operating expenses remain the same, although your actual costs may be higher or lower.



                                              1 YEAR       3 YEARS       5 YEARS       10 YEARS
 CLASS A (if you sell your shares at         $  715      $  1,012      $  1,331      $  2,231
  the end of the period)
 CLASS B(if you sell your shares at the      $  724      $  1,093      $  1,389      $  2,362
  end of the period)
 CLASS C (if you sell your shares at         $  324      $    693      $  1,189      $  2,554
  the end of the period)
 CLASS A (if you do not sell your            $  715      $  1,012      $  1,331      $  2,231
  shares at the end of the period)
 CLASS B (if you do not sell your            $  224      $    693      $  1,189      $  2,362
  shares at the end of the period)
 CLASS C (if you do not sell your            $  224      $    693      $  1,189      $  2,554
  shares at the end of the period)


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 27% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES
We invest principally in equity securities of small-capitalization companies, which we define as companies with market capitalizations within the range of the Russell 2500TM Index. The market capitalization range of the Russell 2500TM Index was $78 million to $3.9 billion, as of May 30, 2009, and is expected to change frequently. We may also invest in equity securities of

                                                 SMALL CAP VALUE FUND SUMMARY 39
foreign issuers through ADRs and similar investments. As a hedging strategy, the Fund may write put and call options, meaning that the Fund sells an option to another party giving that party the right to either sell a stock to (put) or buy a stock from (call) the Fund at a predetermined price in the future.
Whether or not this hedging strategy is successful depends on a variety of factors, particularly our ability to predict movements of the price of the hedged stock. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return. We reserve the right to hedge the portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.


We employ a multi-faceted investment process that consists of quantitative idea generation and rigorous fundamental research. This process involves identifying companies that we believe exhibit attractive valuation characteristics and warrant further research. We then conduct fundamental research to find securities in small-capitalization companies with a positive dynamic for change that could move the price of such securities higher. The positive dynamic may include a change in management team, a new product or service, corporate restructuring, an improved business plan, a change in the regulatory environment, or the right time for the industry in its market cycle. We typically sell a security when its fundamentals deteriorate, its relative valuation versus the peer group and market becomes expensive, or for risk management considerations. We believe the combination of buying the securities of undervalued small-capitalization companies with positive dynamics for change limits our downside risk while allowing us to potentially participate in significant upside appreciation in the price of such securities.

PRINCIPAL INVESTMENT RISKS

COUNTER-PARTY RISK. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.

CURRENCY HEDGING RISK. An investment transacted in a foreign currency may lose value due to fluctuations in the rate of exchange.
DERIVATIVES RISK. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.

FOREIGN INVESTMENT RISK. Foreign investments face the potential of heightened illiquidity, greater price volatility and adverse effects of political, regulatory, tax, currency, economic or other macroeconomic developments.

ISSUER RISK. The value of a security may decline because of adverse events or circumstances that directly relate to conditions at the issuer or any entity providing it credit or liquidity support.

LEVERAGE RISK. Leverage created by borrowing or investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value.


LIQUIDITY RISK. A security may not be able to be sold at the time desired without adversely affecting the price.


MANAGEMENT RISK. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss. An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

REGULATORY RISK. Changes in government regulations may adversely affect the value of a security.

SMALLER COMPANY SECURITIES RISK. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than larger company stocks.

VALUE STYLE INVESTMENT RISK. Value stocks may lose value quickly and may be subject to prolonged depressed valuations.

--------------------------------------------------------------------------------

PERFORMANCE

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.


 40 SMALL CAP VALUE FUND SUMMARY

[GRAPHIC APPEARS HERE]


CALENDAR YEAR TOTAL RETURNS FOR CLASS A (Incepted on November 30,2000) AS OF 12/31 EACH
                                          YEAR
         (Returns do not reflect sales charges and would be lower if they did)
 2000                 2001        2002        2003        2004     2005        2006       2007        2008       2009
25.99%               17.70%       -6.20%     48.49%      19.89%   14.82%      12.92%      10.26%      -38.37%    51.78%



             BEST AND WORST QUARTER
  Best Quarter:       Q2    2003       22.44%
  Worst Quarter:      Q4    2008      -24.91%



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/09 (Returns reflect
  applicable sales charges)                   1 YEAR       5 YEARS       10 YEARS
 CLASS A (Incepted on November 30,2000)      43.06%          4.74%        12.05%
  Returns Before Taxes
 CLASS A (Incepted on November 30,2000)      42.82%          3.60%        11.18%
  Returns After Taxes on Distributions
 CLASS A (Incepted on November 30,2000)      27.98%          4.00%        10.71%
  Returns After Taxes on Distributions
and Sale of Fund Shares
 CLASS B (Incepted on November 30,2000)      45.70%          4.87%        12.18%
  Returns Before Taxes
 CLASS C (Incepted on November 30,2000)      49.67%          5.20%        11.95%
  Returns Before Taxes
 RUSSELL 2000 (Reg. TM) VALUE INDEX          20.58%         -0.01%         8.27%
  (reflects no deduction for fees,
  expenses or taxes)



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.


                                                 SMALL CAP VALUE FUND SUMMARY 41

FUND MANAGEMENT

  INVESTMENT
   ADVISER
 Wells Fargo
Funds
Management,
LLC


 SUB-ADVISER      PORTFOLIO MANAGER, TITLE/MANAGED SINCE
 Wells Capital    I. CHARLES RINALDI, Portfolio Manager / 1997
 Management
 Incorporated



For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Summary of Other Important Information Regarding Purchase and Sale of Fund Shares" beginning on page 47 of the Prospectus.


 42 SMALL CAP VALUE FUND SUMMARY

SMALL/MID CAP VALUE FUND SUMMARY
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Small/Mid Cap Value Fund seeks long-term capital appreciation.

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the aggregate in specified classes of certain WELLS FARGO ADVANTAGE FUNDS (Reg. TM). More information about these and other discounts is available from your financial professional and in "A Choice of Share Classes" and "Reductions and Waivers of Sales Charges" on pages 82 and 85 of the Prospectus and "Additional Purchase and Redemption Information" on page 40 of the SAI.



 SHAREHOLDER FEES (fees paid directly
  from your investments)                      CLASS A        CLASS C
  Maximum sales charge (load) imposed        5.75%          None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)       None           1.00%
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)



 ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a
percentage of the value of your
investment)                                    CLASS A          CLASS C
  Management Fees                             0.85%            0.85%
  Distribution (12b-1) Fees                   0.00%            0.75%
  Other Expenses                              0.72%            0.72%
  Acquired Fund Fees and Expenses             0.01%            0.01%
  TOTAL ANNUAL FUND OPERATING EXPENSES        1.58%            2.33%
  Fee Waivers                                 0.17%            0.17%
  TOTAL ANNUAL FUND OPERATING EXPENSES        1.41%            2.16%
  AFTER FEE WAIVER/1/



1 The adviser has committed through February 28, 2011, to waive fees and/or reimburse expenses to the extent necessary to ensure that Funds' net operating expenses , excluding brokerage commissions, interest, taxes, extraordinary expenses and the expenses of any money market fund or other fund held by the Fund, do not exceed the net operating expense ratio of 1.40% for Class A shares, and 2.15% for Class C shares. The committed net operating expense ratio(s) may be increased or terminated only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated below and then either redeem all of your shares at the end of these periods or continue to hold them; your investment has a 5% return each year; and the Fund's operating expenses remain the same, although your actual costs may be higher or lower.



                                           1 YEAR       3 YEARS       5 YEARS       10 YEARS
 CLASS A (if you sell your shares at      $  710      $  1,029      $  1,371      $  2,332
  the end of the period)
 CLASS C (if you sell your shares at      $  319      $    711      $  1,230      $  2,653
  the end of the period)
 CLASS A (if you do not sell your         $  710      $  1,029      $  1,371      $  2,332
  shares at the end of the period)
 CLASS C (if you do not sell your         $  219      $    711      $  1,230      $  2,653
  shares at the end of the period)


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 35% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES
We invest principally in equity securities of small-and medium capitalization companies, which we define as companies with market capitalizations within the range of the Russell 2500TM Index.The market capitalization range of the Russell 2500TM Index was $78 million to $3.9 billion, as of May 30, 2009, and is expected to change frequently.We may also invest in equity securities of foreign issuers through ADRs and similar investments.As a hedging strategy, the Fund may write put and call options,meaning that the Fund sells an option to another party giving that party the right to either sell a stock to (put) or buy

                                             SMALL/MID CAP VALUE FUND SUMMARY 43
a stock from (call) the Fund at a predetermined price in the future.Whether or not this hedging strategy is successful depends on a variety of factors, particularly our ability to predict movements of the price of the hedged stock. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We employ a multi-faceted investment process that consists of quantitative idea generation and rigorous fundamental research. This process involves identifying companies that we believe exhibit attractive valuation characteristics and warrant further research. We then conduct fundamental research to find securities in small- and medium-capitalization companies with a positive dynamic for change that could move the price of such securities higher. The positive dynamic may include a change in management team, a new product or service, corporate restructuring, an improved business plan, a change in the regulatory environment, or the right time for the industry in its market cycle. We typically sell a security when its fundamentals deteriorate, its relative valuation versus the peer group and market becomes expensive, or for risk management considerations.We believe the combination of buying the securities of undervalued small and medium capitalization companies with positive dynamics for change limits our downside risk while allowing us to potentially participate in significant upside appreciation in the price of such securities.

PRINCIPAL INVESTMENT RISKS

COUNTER-PARTY RISK. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.


DERIVATIVES RISK. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.


FOREIGN INVESTMENT RISK. Foreign investments face the potential of heightened illiquidity, greater price volatility and adverse effects of political, regulatory, tax, currency, economic or other macroeconomic developments.

ISSUER RISK. The value of a security may decline because of adverse events or circumstances that directly relate to conditions at the issuer or any entity providing it credit or liquidity support.

LEVERAGE RISK. Leverage created by borrowing or investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value.


LIQUIDITY RISK. A security may not be able to be sold at the time desired without adversely affecting the price.


MANAGEMENT RISK. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss. An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

REGULATORY RISK. Changes in government regulations may adversely affect the value of a security.

SMALLER COMPANY SECURITIES RISK. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than larger company stocks.

VALUE STYLE INVESTMENT RISK. Value stocks may lose value quickly and may be subject to prolonged depressed valuations.

 44 SMALL/MID CAP VALUE FUND SUMMARY

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.


[GRAPHIC APPEARS HERE]


         CALENDAR YEAR TOTAL RETURNS FOR CLASS A (Incepted on July 31, 2007) AS OF 12/31 EACH YEAR
                    Returns do not reflect sales charges and would be lower if they did
 2003                 2004        2005        2006       2007        2008       2009
58.44%               19.37%      13.32%      13.41%       -1.00%     -43.90%    61.03%



             BEST AND WORST QUARTER
  Best Quarter:       Q3    2009       25.43%
  Worst Quarter:      Q4    2008      -30.55%



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/09 (Returns reflect
  applicable sales charges)                   1 YEAR       5 YEARS       LIFE OF FUND
 CLASS A (Incepted on July 31, 2007)         51.73%        1.62%            5.84%
  Returns Before Taxes
 CLASS A (Incepted on July 31, 2007)         51.34%        0.89%            5.28%
  Returns After Taxes on Distributions
 CLASS A (Incepted on July 31, 2007)         33.61%        1.20%            4.95%
  Returns After Taxes on Distributions
and Sale of Fund Shares
 CLASS C (Incepted on July 31, 2007)         59.01%        2.18%            6.12%
  Returns Before Taxes
 RUSSELL 2500TM VALUE INDEX(reflects no      27.68%        0.84%            5.59%
  deduction for fees, expenses or
  taxes)



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class C shares will vary.


                                             SMALL/MID CAP VALUE FUND SUMMARY 45

FUND MANAGEMENT

  INVESTMENT
   ADVISER
 Wells Fargo
Funds
Management,
LLC


 SUB-ADVISER      PORTFOLIO MANAGER, TITLE/MANAGED SINCE
 Wells Capital    ERIK C. ASTHEIMER, Portfolio Manager / 2008
 Management      I. CHARLES RINALDI, Portfolio Manager / 1997
 Incorporated    MICHAEL SCHNEIDER, CFA, Portfolio Manager / 2008



For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Summary of Other Important Information Regarding Purchase and Sale of Fund Shares" beginning on page 47 of the Prospectus.


 46 SMALL/MID CAP VALUE FUND SUMMARY

SUMMARY OF OTHER IMPORTANT INFORMATION REGARDING PURCHASE AND SALE OF FUND
SHARES

TRANSACTION POLICIES


 BUYING FUND SHARES                       TO PLACE ORDERS OR REDEEM SHARES
---------------------------------------- --------------------------------------------
 MINIMUM INITIAL INVESTMENT              MAIL: WELLS FARGO ADVANTAGE FUNDS
 Class A and Class C: $1,000             P.O. Box 8266
 Class B shares are generally closed to  Boston, MA 02266-8266
 new investment.                         INTERNET: www.wellsfargo.com/advantagefunds
 MINIMUM ADDITIONAL INVESTMENT           PHONE OR WIRE: 1-800-222-8222
 All Classes: $100                       IN PERSON: Investor Center
 See HOW TO BUY SHARES beginning on      100 Heritage Reserve
 page 93 of the
 Prospectus                              Menomonee Falls,WI 53051.

                                         CONTACT YOUR FINANCIAL PROFESSIONAL.




In general, you can buy or sell shares of the Fund by mail, internet, phone, wire or in person on any business day. You also may buy and sell shares through a financial professional.


TAX INFORMATION

Any distributions you receive from the Fund may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax advantaged investment plan.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Consult your salesperson or visit your financial intermediary's Web site for more information.

SUMMARY OF OTHER IMPORTANT INFORMATION REGARDING PURCHASE AND SALE OF FUND
                                                                       SHARES 47

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

The Funds are distributed by Wells Fargo Funds Distributor, LLC, a member of FINRA/SIPC, and an affiliate of Wells Fargo & Company. Securities Investor Protection Corporation ("SIPC") information and brochure are available at www.SIPC.org or by calling SIPC at (202)371-8300.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about certain Funds within the WELLS FARGO ADVANTAGE FUNDS (Reg. TM) family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-advisers, or the portfolio managers. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENTS AND PRINCIPAL INVESTMENT STRATEGIES The investment objective of each Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

o  what the Fund is trying to achieve;

o  how we intend to invest your money; and

o what makes the Fund different from the other Funds offered in this Prospectus.

This section also provides a summary of each Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of the Funds, except for the Discovery Fund, concerning "80% of the Funds' net assets" may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the principal risk factors for each Fund . A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.

--------------------------------------------------------------------------------
MASTER/GATEWAY (Reg. TM)/ /STRUCTURE
At the discretion of the Board of Trustees, the Mid Cap Growth Fund and Small Cap Value Fund each have the potential of becoming a gateway fund in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios or other Funds of WELLS FARGO ADVANTAGE FUNDS to achieve its investment objective. Multiple gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios by sharing the costs and benefits of a larger pool of assets. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public, and the services provided and the fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios.

                                                         KEY FUND INFORMATION 49

C&B MID CAP VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Cooke & Bieler, L.P.

PORTFOLIO MANAGERS
Kermit S. Eck, CFA
Daren C. Heitman, CFA
Steve Lyons, CFA
Michael M. Meyer, CFA
Edward W. O'Connor, CFA
R. James O'Neil, CFA
Mehul Trivedi, CFA

FUND INCEPTION:
02/18/1998
CLASS A:
Ticker: CBMAX
Fund Number: 1857
CLASS B:
Ticker: CBMBX
Fund Number: 1858
CLASS C:
Ticker: CBMCX
Fund Number: 1859

INVESTMENT OBJECTIVE
The C&B Mid Cap Value Fund seeks maximum long-term total return (current income and capital appreciation), consistent with minimizing risk to principal.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of mid-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We invest principally in equity securities of mid-capitalization companies, which we define as securities of companies with market capitalizations ranging from $500 million to $10 billion. We manage a relatively focused portfolio of 30 to 50 companies that enables us to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We select securities for the portfolio based on an analysis of a company's financial characteristics and an assessment of the quality of a company's management. In selecting a company, we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company's top management, customers and suppliers. We believe our assessment of business quality and emphasis on valuation will protect the portfolio's assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets. We regularly review the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamentals of the business, or we have identified a more attractive investment opportunity.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 50 C&B MID CAP VALUE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Derivatives Risk
   o Issuer Risk

   o Issuer Concentration Risk

   o Leverage Risk
   o Liquidity Risk

   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Smaller Company Securities Risk
   o Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                       C&B MID CAP VALUE FUND 51

COMMON STOCK FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGER
Ann M. Miletti

FUND INCEPTION:
12/29/1989
CLASS A:
Ticker: SCSAX
Fund Number: 3301
CLASS B:
Ticker: SCSKX
Fund Number: 3401
CLASS C:
Ticker: STSAX
Fund Number: 3508

INVESTMENT OBJECTIVE
The Common Stock Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o  at least 80% of the Fund's net assets in common stocks; and

o up to 25% of the Fund's total assets in equity securities of foreign issuers, including ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We invest principally in common stocks of small-and medium-capitalization foreign and domestic companies, which we define as those with market capitalizations falling within the ranges of the Russell 2000 (Reg. TM) Index and the Russell Midcap (Reg. TM) Index. The ranges of the Russell 2000 (Reg.
TM) Index and the Russell Midcap (Reg. TM) Index were $78 million to $1.7 billion and $829 million to $12.2 billion respectively, as of May 30, 2009, and are expected to change frequently. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return. We reserve the right to hedge the portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.


We invest principally in common stocks of small-and medium-capitalization companies that we believe are underpriced yet have attractive growth prospects. Our analysis is based on the determination of a company's "private market value," which is the price an investor would be willing to pay for the entire company. We determine a company's private market value based upon several different types of analysis. We carry out a fundamental analysis of a company's cash flows, asset valuations, competitive factors, and other industry specific factors. We also gauge the company's management strength, financial health, and growth potential in determining a company's private market value. We place an emphasis on company management, even meeting with management in certain situations. Finally, we focus on the long-term strategic direction of the company. We then compare the private market value as determined by these factors to the company's public market capitalization, and invest in the securities of those companies where we believe there is a significant gap between the two.

We may sell an investment when its price no longer compares favorably with the company's private market value. In addition, we may choose to sell an investment where the fundamentals deteriorate or the strategy of the management or the management itself changes.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 52 COMMON STOCK FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Currency Hedging Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Smaller Company Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                            COMMON STOCK FUND 53

DISCOVERY FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
James M. Leach, CFA
Thomas J. Pence, CFA

FUND INCEPTION:
12/31/1987
CLASS A:
Ticker: WFDAX
Fund Number: 3321
CLASS C:
Ticker: WDSCX
Fund Number: 3533

INVESTMENT OBJECTIVE
The Discovery Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's total assets in equity securities of small- and medium- capitalization companies; and

o up to 25% of the Fund's total assets in equity securities of foreign issuers through ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We invest in equity securities of small- and medium-capitalization companies that we believe offer favorable opportunities for growth.We define small- and medium capitalization companies as those with market capitalizations at the time of purchase within the range of Russell Midcap (Reg. TM) Index, which ranged from $829 million to $12.2 billion as of May 30, 2009, and is expected to change frequently.We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We seek to identify companies that have the prospect for improving sales and earnings growth rates, enjoy a competitive advantage (for example, dominant market share) and that we believe have effective management with a history of making investments that are in the best interests of shareholders (for example, companies with a history of earnings and sales growth that are in excess of total asset growth). We pay particular attention to balance sheet metrics such as changes in working capital, property, plant and equipment growth, inventory levels, accounts receivable, and acquisitions. We also look at how management teams allocate capital in order to drive future cash flow. We typically use a discounted cash flow model to assess a firm's intrinsic value in order to set price objectives. In addition to meeting with management, we take a surround the company approach by surveying a company's vendors, distributors, competitors and customers to obtain multiple perspectives that help us make better investment decisions. Portfolio holdings are continuously monitored for changes in fundamentals. The team seeks a favorable risk/reward relationship to fair valuation, which we define as the value of the company (I.E. our price target for the stock) relative to where the stock is currently trading. We may invest in any sector, and at times we may emphasize one or more particular sectors. We may choose to sell a holding when it no longer offers favorable growth prospects or to take advantage of a better investment opportunity. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 54 DISCOVERY FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Growth Style Investment Risk
   o Issuer Risk

   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Smaller Company Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                               DISCOVERY FUND 55

ENTERPRISE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
James M. Leach, CFA
Thomas J. Pence, CFA

FUND INCEPTION:
09/30/1998
CLASS A:
Ticker: SENAX
Fund Number: 3018
CLASS C:
Ticker: WENCX
Fund Number: 3538

INVESTMENT OBJECTIVE
The Enterprise Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of medium-capitalization companies; and

o up to 25% of the Fund's total assets in equity securities of foreign issuers through ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We invest in equity securities of companies of any size, although we invest principally in the equity securities of medium-capitalization companies. We define medium-capitalization companies as securities of companies with market capitalization within the range of the Russell Midcap (Reg. TM) Index, which ranged from $829 million to $12.2 billion as of May 30, 2009, and is expected to change frequently. We may also invest in foreign securities through ADRs and similar investments. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We seek to identify companies that have the prospect for improving sales and earnings growth rates, enjoy a competitive advantage (for example, dominant market share) and that we believe have effective management with a history of making investments that are in the best interests of shareholders (for example, companies with a history of earnings and sales growth that are in excess of total asset growth). We pay particular attention to balance sheet metrics such as changes in working capital, property, plant and equipment growth, inventory levels, accounts receivable, and acquisitions. We also look at how management teams allocate capital in order to drive future cash flow. We typically use a discounted cash flow model to assess a firm's intrinsic value in order to set price objectives. In addition to meeting with management, we take a surround the company approach by surveying a company's vendors, distributors, competitors and customers to obtain multiple perspectives that help us make better investment decisions. Portfolio holdings are continuously monitored for changes in fundamentals. The team seeks a favorable risk/reward relationship to fair valuation, which we define as the value of the company (I.E., our price target for the stock) relative to where the stock is currently trading. We may invest in any sector, and at times we may emphasize one or more particular sectors. We may choose to sell a holding when it no longer offers favorable growth prospects or to take advantage of a better investment opportunity. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 56 ENTERPRISE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Growth Style Investment Risk
   o Issuer Risk

   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Smaller Company Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                              ENTERPRISE FUND 57

MID CAP DISCIPLINED FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGER
James M. Tringas, CFA, CPA
Bryant VanCronkhite, CFA, CPA

FUND INCEPTION:
12/31/1998
CLASS A:
Ticker: WFPAX
Fund Number: 3323
CLASS C:
Ticker: WFPCX
Fund Number: 3535

INVESTMENT OBJECTIVE
The Mid Cap Disciplined Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of medium-capitalization companies; and

o up to 25% of the Fund's total assets in equity securities of foreign issuers, including ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We invest principally in equity securities of medium-capitalization companies which we define as securities of companies with market capitalizations within the range of the Russell Midcap (Reg. TM) Index. The market capitalization range of the Russell Midcap Index (Reg. TM) was $829 million to $12.2 billion, as of May 30, 2009, and is expected to change frequently. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We seek to take advantage of opportunities in the market created by investors who primarily focus on the short-term prospects of companies. To identify these opportunities, we follow a bottom-up investment process that focuses on three key elements - right company, right price, and right time. First, the right companies are defined as those that have solid assets with manageable debt levels in good industries. Secondly, we seek to buy these companies at the right price. To determine the right price, we carefully evaluate the potential upside reward as well as the potential downside risk in order to arrive at a reward/risk profile for every company considered. Lastly, we seek to buy these companies at the right time, which is typically when the prevailing market sentiment is low. We believe buying securities of a company when the prevailing sentiment is low allows us to limit the potential downside risk and allows us to participate in the potential upside price appreciation if the business fundamentals of the company improve. We consider selling a security when it appreciates to our target price without changes to the fundamentals of the underlying company, when the fundamentals deteriorate, when the security is forced out of the portfolio by a better idea, or when sentiment improves significantly. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 58 MID CAP DISCIPLINED FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk

   o Derivatives Risk

   o Foreign Investment Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Smaller Company Securities Risk
   o Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                     MID CAP DISCIPLINED FUND 59

MID CAP GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Jerome "Cam" Philpott, CFA
Stuart Roberts

FUND INCEPTION:
12/30/1994
CLASS A:
Ticker: WFMCX
Fund Number: 1698
CLASS B:
Ticker: WFMBX
Fund Number: 1699
CLASS C:
Ticker: WFMHX
Fund Number: 1700

INVESTMENT OBJECTIVE
The Mid Cap Growth Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of medium-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We invest principally in equity securities of medium-capitalization companies that we believe have above-average growth potential. We define medium-capitalization companies as those with market capitalizations at the time of purchase within the range of Russell Midcap (Reg. TM) Index, which ranged from $829 million to $12.2 billion as of May 30, 2009, and is expected to change frequently. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We focus our investment strategy on identifying and investing in medium-capitalization companies that we believe continue to provide consistent growth potential. We build the Fund's portfolio from the bottom-up selecting medium-capitalization companies that we consider to have successful business plans. We seek high growth, favorably valued securities and have a bias for growth companies with reasonable valuation. We maintain a disciplined approach to monitoring the valuation characteristics of the portfolio. We use a variety of criteria specific to a given portfolio security to determine when we may potentially sell such security so that we avoid reacting to pressure caused by volatility in the broad mid cap market. Such criteria may include a security reaching our target price, (potentially as a result of an expansion of the price-earnings multiple or a change in our earnings estimate), the availability of a more favorable investment opportunity, or a drop in the price of a security below cost (after adjustment for major market declines). We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 60 MID CAP GROWTH FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.


   o Counter-Party Risk

   o Derivatives Risk
   o Growth Style Investment Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Smaller Company Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                          MID CAP GROWTH FUND 61

OPPORTUNITY FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGER
Ann M. Miletti

FUND INCEPTION:
12/31/1985
CLASS A:
Ticker: SOPVX
Fund Number: 3002
CLASS C:
Ticker: WFOPX
Fund Number: 3539

INVESTMENT OBJECTIVE
The Opportunity Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o  at least 80% of the Fund's total assets in equity securities; and

o up to 25% of the Fund's total assets in equity securities of foreign issuers, including ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We invest principally in equity securities of medium-capitalization companies, which we define as those within the range of market capitalizations of companies in the Russell Midcap (Reg. TM) Index. The range of the Russell Midcap (Reg. TM) Index was $829 million to $12.2 billion as of May 30, 2009, and is expected to change frequently. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return. We reserve the right to hedge the portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.


We invest in equity securities of medium-capitalization companies that we believe are under-priced yet have attractive growth prospects. Our analysis is based on the determination of a company's "private market value," which is the price an investor would be willing to pay for the entire company. We determine a company's private market value based upon several types of analysis. We carry out a fundamental analysis of a company's cash flows, asset valuations, competitive situation and industry specific factors. We also gauge the company's management strength, financial health, and growth potential in determining a company's private market value. We place an emphasis on a company's management, even meeting with management in certain situations. Finally, we focus on the long-term strategic direction of a company. We then compare the private market value as determined by these factors to the company's public market capitalization, and invest in the equity securities of those companies where we believe there is a significant gap between the two.

We may sell an investment when its market price no longer compares favorably with the company's private market value. In addition, we may choose to sell an investment where the fundamentals deteriorate or the strategy of the management or the management itself changes.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 62 OPPORTUNITY FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk

   o Derivatives Risk

   o Foreign Investment Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Smaller Company Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                             OPPORTUNITY FUND 63

SMALL CAP DISCIPLINED FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGER
James M. Tringas, CFA, CPA
Bryant VanCronkhite, CFA, CPA

FUND INCEPTION:
03/28/2002
CLASS A:
Ticker: WFSMX
Fund Number: 3327
CLASS C:
Ticker: WSCDX
Fund Number: 3542

INVESTMENT OBJECTIVE
The Small Cap Disciplined Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of small-capitalization companies; and

o up to 25% of the Fund's total assets in equity securities of foreign issuers, including ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We invest principally in small-capitalization companies that we believe are undervalued relative to the market based on discounted cash flows, earnings and asset value. We define small-capitalization companies as companies whose market capitalizations are substantially similar to those of companies in the Russell 2500TM Index. The range of the Russell 2500TM Index was $78 million to $3.9 billion, as of May 30, 2009, and is expected to change frequently. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We seek to take advantage of opportunities in the market created by investors who primarily focus on the short-term prospects of companies. To identify these opportunities, we follow a bottom-up investment process that focuses on three key elements - right company, right price, and right time. First, the right companies are defined as those that have solid assets with manageable debt levels in good industries. Secondly, we seek to buy these companies at the right price. To determine the right price, we carefully evaluate the potential upside reward as well as the potential downside risk in order to arrive at a reward/risk profile for every company considered. Lastly, we seek to buy these companies at the right time, which is typically when the prevailing market sentiment is low. We believe buying securities of a company when the prevailing sentiment is low allows us to limit the potential downside risk and allows us to participate in the potential upside price appreciation if the business fundamentals of the company improve. We consider selling a security when it appreciates to our target price without changes to the fundamentals of the underlying company, when the fundamentals deteriorate, when the security is forced out of the portfolio by a better idea, or when sentiment improves significantly. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 64 SMALL CAP DISCIPLINED FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.


   o Counter-Party Risk
   o Derivatives Risk

   o Foreign Investment Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk

   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Smaller Company Securities Risk
   o Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                   SMALL CAP DISCIPLINED FUND 65

SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Jerome "Cam" Philpott, CFA
Stuart Roberts

FUND INCEPTION:
07/13/1990
CLASS A:
Ticker: MNSCX
Fund Number: 927
CLASS B:
Ticker: WMNBX
Fund Number: 928
CLASS C:
Ticker: WMNCX
Fund Number: 929
(THIS FUND IS CLOSED TO NEW INVESTORS.)

INVESTMENT OBJECTIVE
The Small Cap Growth Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of small-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We invest principally in equity securities of small-capitalization companies that we believe have above-average growth potential. We define small-capitalization companies as those with market capitalizations at the time of purchase of less than $2 billion. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We focus our investment strategy on identifying and investing in rapidly growing small-capitalization companies that are in an early or transitional stage of their development, before their potential is discovered by the market. We build the Fund's portfolio by selecting companies that we consider to have successful business plans. We seek high growth, favorably valued securities and have a bias for growth companies with reasonable valuation. We maintain a disciplined approach to monitoring the valuation characteristics of the portfolio. We use a variety of criteria specific to a portfolio security to determine when we may potentially sell such security to avoid reacting to pressure caused by volatility in the broad small cap market. Such criteria may include a security reaching our target price (potentially as a result of an expansion of the price-earnings multiple or a change in our earnings estimate), the availability of a more favorable investment opportunity, or a drop in the price of a security below cost (after adjustment for major market declines). We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 66 SMALL CAP GROWTH FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.


   o Counter-Party Risk

   o Derivatives Risk
   o Growth Style Investment Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Smaller Company Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                        SMALL CAP GROWTH FUND 67

SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGER
I. Charles Rinaldi

FUND INCEPTION:
12/31/1997
CLASS A:
Ticker: SMVAX
Fund Number: 3306
CLASS B:
Ticker: SMVBX
Fund Number: 3408
CLASS C:

Ticker: SMVCX
Fund Number: 3515


INVESTMENT OBJECTIVE
The Small Cap Value Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of small-capitalization companies; and

o up to 30% of the Fund's total assets in equity securities of foreign issuers, including ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We invest principally in equity securities of small-capitalization companies, which we define as companies with market capitalizations within the range of the Russell 2500TM Index. The market capitalization range of the Russell 2500TM Index was $78 million to $3.9 billion, as of May 30, 2009, and is expected to change frequently. We may also invest in equity securities of foreign issuers through ADRs and similar investments. As a hedging strategy, the Fund may write put and call options, meaning that the Fund sells an option to another party giving that party the right to either sell a stock to (put) or buy a stock from
(call) the Fund at a predetermined price in the future. Whether or not this hedging strategy is successful depends on a variety of factors, particularly our ability to predict movements of the price of the hedged stock. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return. We reserve the right to hedge the portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.


We employ a multi-faceted investment process that consists of quantitative idea generation and rigorous fundamental research. This process involves identifying companies that we believe exhibit attractive valuation characteristics and warrant further research. We then conduct fundamental research to find securities in small-capitalization companies with a positive dynamic for change that could move the price of such securities higher. The positive dynamic may include a change in management team, a new product or service, corporate restructuring, an improved business plan, a change in the regulatory environment, or the right time for the industry in its market cycle. We typically sell a security when its fundamentals deteriorate, its relative valuation versus the peer group and market becomes expensive, or for risk management considerations. We believe the combination of buying the securities of undervalued small-capitalization companies with positive dynamics for change limits our downside risk while allowing us to potentially participate in significant upside appreciation in the price of such securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 68 SMALL CAP VALUE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Currency Hedging Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Smaller Company Securities Risk
   o Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                         SMALL CAP VALUE FUND 69

SMALL/MID CAP VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGER
Erik C. Astheimer
I. Charles Rinaldi
Michael Schneider, CFA

FUND INCEPTION:
03/28/2002
CLASS A:
Ticker: WFVAX
Fund Number: 3324
CLASS C:
Ticker: WFCVX
Fund Number: 3530

INVESTMENT OBJECTIVE
The Small/Mid Cap Value Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of small- and medium-capitalization companies; and

o up to 30% of the Fund's total assets in equity securities of foreign issuers, including ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We invest principally in equity securities of small-and medium capitalization companies, which we define as companies with market capitalizations within the range of the Russell 2500TM Index. The market capitalization range of the Russell 2500TM Index was $78 million to $3.9 billion, as of May 30, 2009, and is expected to change frequently. We may also invest in equity securities of foreign issuers through ADRs and similar investments. As a hedging strategy, the Fund may write put and call options,meaning that the Fund sells an option to another party giving that party the right to either sell a stock to (put) or buy a stock from (call) the Fund at a predetermined price in the future.Whether or not this hedging strategy is successful depends on a variety of factors, particularly our ability to predict movements of the price of the hedged stock. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We employ a multi-faceted investment process that consists of quantitative idea generation and rigorous fundamental research. This process involves identifying companies that we believe exhibit attractive valuation characteristics and warrant further research. We then conduct fundamental research to find securities in small- and medium-capitalization companies with a positive dynamic for change that could move the price of such securities higher. The positive dynamic may include a change in management team, a new product or service, corporate restructuring, an improved business plan, a change in the regulatory environment, or the right time for the industry in its market cycle. We typically sell a security when its fundamentals deteriorate, its relative valuation versus the peer group and market becomes expensive, or for risk management considerations. We believe the combination of buying the securities of undervalued small and medium capitalization companies with positive dynamics for change limits our downside risk while allowing us to potentially participate in significant upside appreciation in the price of such securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 70 SMALL/MID CAP VALUE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.


   o Counter-Party Risk

   o Derivatives Risk
   o Foreign Investment Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk

   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Smaller Company Securities Risk
   o Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                     SMALL/MID CAP VALUE FUND 71

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for each Fund have been previously identified and are described below. Additional information about the principal risks is included in the Statement of Additional Information.

ACTIVE TRADING RISK            Frequent trading will result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains, which are taxable to you as ordinary income when distributed by the Fund.

COUNTER-PARTY RISK             When a Fund enters into a repurchase agreement, an agreement where it buys a security from a seller that agrees to repurchase the security at an agreed upon price and time, the
                               Fund is exposed to the risk that the other party will not fulfill its contractual obligation.
                               Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.

CURRENCY HEDGING RISK          An investment transacted in a foreign currency may lose value due to fluctuations in the rate of exchange. To manage currency exposure, a Fund may purchase currency futures or enter into forward currency contracts to "lock in" the U.S. dollar price of the security. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future price set at the time of the contract. Similar to a forward currency contract, currency futures contracts are standardized for the convenience of market participants and quoted on an exchange. To reduce the risk of one party to the contract defaulting, the accrued profit or loss from a futures contract is calculated and paid on a daily basis rather than on the maturity of the contract.

DERIVATIVES RISK               The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                               For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.


 72 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

FOREIGN INVESTMENT RISK        Foreign investments, including American Depositary Receipts (ADRs) and similar investments, are subject to more risks than U.S. domestic investments. These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. In addition, amounts realized on sales or distributions of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities. Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates. Such fluctuations may reduce the value of the investment. Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.

GROWTH STYLE INVESTMENT RISK   Growth stocks can perform differently from the market as a whole and from other types of stocks. Growth stocks may be designated as such and purchased based on the premise that the market will eventually reward a given company's long-term earnings growth with a higher stock price when that company's earnings grow faster than both inflation and the economy in general. Thus a growth style investment strategy attempts to identify companies whose earnings may or are growing at a rate faster than inflation and the economy. While growth stocks may react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks by rising in price in certain environments, growth stocks also tend to be sensitive to changes in the earnings of their underlying companies and more volatile than other types of stocks, particularly over the short term. Furthermore, growth stocks may be more expensive relative to their current earnings or assets compared to the values of other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall. Finally, during periods of adverse economic and market conditions, the stock prices of growth stocks may fall despite favorable earnings trends.

ISSUER RISK                    The value of a security may decline for a number of reasons that directly relate to the issuer or an entity providing credit support or liquidity support, such as management performance, financial leverage, and reduced demand for the issuer's goods, services or securities.

ISSUER CONCENTRATION RISK      Since the Fund tends to invest in a smaller number of stocks than do many other similar mutual funds, changes in the value of individual stocks held by the Fund may have a larger impact on the Fund's net asset value than if the Fund were more broadly invested.

LEVERAGE RISK                  Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

LIQUIDITY RISK                 A security may not be sold at the time desired or without adversely affecting the price.



                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 73

MANAGEMENT RISK                We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor does anyone we contract with to provide services, such as selling agents or investment advisers, promise to make good on any such losses.

MARKET RISK                    The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value or become illiquid due to factors affecting securities markets generally or particular industries represented in the securities markets.
                               The value or liquidity of a security may decline or become illiquid due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline or become illiquid due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline or become illiquid in value simultaneously.

REGULATORY RISK                Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.

SMALLER COMPANY SECURITIES     Securities of companies with smaller market capitalizations tend to be more volatile and less
RISK                           liquid than larger company stocks. Smaller companies may have no or relatively short operating histories, or be newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.

VALUE STYLE INVESTMENT RISK    Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks may be purchased based upon the belief that a given security may be out of favor. Value investing seeks to identify stocks that have depressed valuations, based upon a number of factors which are thought to be temporary in nature, and to sell them at superior profits when their prices rise in response to resolution of the issues which caused the valuation of the stock to be depressed. While certain value stocks may increase in value more quickly during periods of anticipated economic upturn, they may also lose value more quickly in periods of anticipated economic downturn. Furthermore, there is the risk that the factors which caused the depressed valuations are longer term or even permanent in nature, and that there will not be any rise in valuation. Finally, there is the increased risk in such situations that such companies may not have sufficient resources to continue as ongoing businesses, which would result in the stock of such companies potentially becoming worthless.


 74 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

PORTFOLIO HOLDINGS INFORMATION
--------------------------------------------------------------------------------

A description of the WELLS FARGO ADVANTAGE FUNDS' policies and procedures with respect to disclosure of the WELLS FARGO ADVANTAGE FUNDS' portfolio holdings is available in the Funds' Statement of Additional Information and on the WELLS FARGO ADVANTAGE FUNDS' Web site at www.wellsfargo.com/advantagefunds. In addition, Funds Management will, from time to time, include portfolio holdings information in quarterly commentaries for certain Funds. The substance of the information contained in such commentaries will also be posted to the Funds' Web site at www.wellsfargo.com/advantagefunds.

                                               PORTFOLIO HOLDINGS INFORMATION 75

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Funds and approves the selection of various companies hired to manage the Funds' operations. Except for the Funds' investment advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.

THE INVESTMENT ADVISER
Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds . Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in each Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Funds' semi-annual report for the fiscal half-year ended April 30, 2009.

For a Fund's most recent fiscal year end, the advisory fee paid to Funds Management was as follows:




 ADVISORY FEES PAID
Fund Name                          AS A % OF AVERAGE DAILY NET ASSETS
 C&B Mid Cap Value Fund                            0.48%
 Common Stock Fund                                 0.56%
 Discovery Fund                                    0.63%
 Enterprise Fund                                   0.66%
 Mid Cap Disciplined Fund                          0.60%
 Mid Cap Growth Fund                               0.58%
 Opportunity Fund                                  0.61%
 Small Cap Disciplined Fund                        0.69%
 Small Cap Growth Fund                             0.71%
 Small Cap Value Fund                              0.68%
 Small/Mid Cap Value Fund                          0.66%


Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.

For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.

 76 ORGANIZATION AND MANAGEMENT OF THE FUNDS

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter and securities lending agent.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

THE SUB-ADVISERS AND PORTFOLIO MANAGERS
The following sub-advisers and portfolio managers perform day-to-day investment management activities for the Funds . Each sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds . The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 77

--------------------------------------------------------------------------------
WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Common Stock, Discovery, Enterprise, Mid Cap Disciplined, Mid Cap Growth, Opportunity, Small Cap Disciplined, Small Cap Growth, Small Cap Value, and Small/Mid Cap Value Funds . Accordingly, Wells Capital Management is responsible for the day-WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Common Stock, Discovery, Enterprise, Mid Cap Disciplined, Mid Cap Growth, Opportunity, Small Cap Disciplined, Small Cap Growth, Small Cap Value, and Small/Mid Cap Value Funds . Accordingly, Wells Capital Management is responsible for the day-to-day investment management activities of these Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.


ERIK C. ASTHEIMER            Mr. Astheimer is jointly responsible for managing the Small/Mid Cap Value Fund, which
Small/Mid Cap Value Fund     he has managed since 2008. Mr. Astheimer serves as a senior research analyst and co-portfolio manager for the Value Equity team at Wells Capital Management. Prior to joining Wells Capital Management, Mr. Astheimer served as senior analyst at Strong
                             Capital Management Inc.(SCM), which he joined in 2004. Prior to SCM, he worked at
                             Gabelli & Co. as a research analyst. Before that, he was a financial analyst at Salomon
                             Smith Barney in their investment banking department. During his final year with the firm, his assignments were undertaken in the Asia-Pacific region. Education: B.A.,
                             Finance, Duquesne University.
JAMES M. LEACH, CFA          Mr. Leach is jointly responsible for managing the Discovery Fund, which he has
Discovery Fund               managed since 2003, and the Enterprise Fund, which he has managed since 2007. Mr.
Enterprise Fund              Leach joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining
                             Wells Capital Management, he was a portfolio manager at Strong Capital Management,
                             Inc. since October 2000. Education: B.S., Mechanical Engineering, University of
                             California at Santa Barbara; M.B.A., Finance, New York University-Stern School of
                             Business.
ANN M. MILETTI               As Lead Portfolio Manager for the Common Stock Fund and the Opportunity Fund, Ms.
Common Stock Fund            Miletti is responsible for managing the Common Stock Fund and the Opportunity
Opportunity Fund             Fund, with principal responsibility for the day-to-day management and decision making for the Common Stock Fund and the Opportunity Fund. She had previously jointly managed the Common Stock Fund, the Opportunity Fund and its predecessor fund as Co-Portfolio Manager with Richard T. Weiss from 2001 until 2008. Ms. Miletti joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells
                             Capital Management, she was with Strong Capital Management, Inc. since 1991. From
                             August 1998 to September 2001, Ms. Miletti was an associate manager of equity accounts. Education: B.S., Education, University of Wisconsin - Milwaukee.
THOMAS J. PENCE, CFA         Mr. Pence is jointly responsible for managing the Discovery Fund, which he has
Discovery Fund               managed since 2001, and the Enterprise Fund, which he has managed since 2000. Mr.
Enterprise Fund              Pence joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining
                             Wells Capital Management, he was a portfolio manager at Strong Capital Management,
                             Inc. since October 2000. Education: B.S., Business, Indiana University; M.B.A., Finance,
                             University of Notre Dame.
JEROME "CAM" PHILPOTT, CFA   Mr. Philpott is jointly responsible for managing the Mid Cap Growth Fund, which he has
Mid Cap Growth Fund          managed since 2001, and the Small Cap Growth Fund, which he has managed, along
Small Cap Growth Fund        with its predecessor fund, since 1993. He joined Wells Capital Management in 2003 as a portfolio manager. Prior to joining Wells Capital Management, Mr. Philpott was a portfolio manager with Montgomery Asset Management, which he joined in 1991 as an analyst for the Small Cap Equity team. Education: B.A., Economics, Washington and
                             Lee University; M.B.A., Darden School - University of Virginia.


 78 ORGANIZATION AND MANAGEMENT OF THE FUNDS

I. CHARLES RINALDI           Mr. Rinaldi is responsible for managing the Small Cap Value Fund and the Small/Mid
Small Cap Value Fund         Cap Value Fund, both of which he has managed, along with their predecessor funds,
Small/Mid Cap Value Fund     since 1997. Mr. Rinaldi joined Wells Capital Management in 2005 as senior portfolio manager responsible for day-to-day management of its small value and small/mid cap value strategies. Prior to joining Wells Capital Management, he was a portfolio manager with Strong Capital Management, Inc. since 1997. Education: B.A., Biology, St.
                             Michael's College; M.B.A., Finance, Babson College.
STUART ROBERTS               Mr. Roberts is jointly responsible for managing the Mid Cap Growth Fund, which he has
Mid Cap Growth Fund          managed since 2001, and the Small Cap Growth Fund, which he has managed, along
Small Cap Growth Fund        with its predecessor, since its inception in 1990. Mr. Roberts joined Wells Capital
                             Management in 2003 as a portfolio manager. Prior to joining Wells Capital
                             Management, he was a senior portfolio manager with Montgomery Asset
                             Management (Montgomery) for the Small Cap Growth Fund. In 2001, he became a co-portfolio manager for the Mid Cap Growth Fund. Prior to joining Montgomery, Mr.
                             Roberts was vice president and portfolio manager at Founders Asset Management, where he was responsible for three separate growth oriented small-cap mutual funds.
                             Education: B.A., Economics, Bowdoin College; M.B.A., University of Colorado.
MICHAEL SCHNEIDER, CFA       Mr. Schneider is jointly responsible for managing the Small/Mid Cap Value Fund, which
Small/Mid Cap Value Fund     he has managed since 2008. Mr. Schneider serves as a senior research analyst and co-portfolio manager for the Value Equity team at Wells Capital Management. Prior to joining Wells Capital Management, Mr. Schneider worked as a research analyst at
                             Gabelli & Co., Standard & Poor's, and R.L Renck & Co., Inc. Education: B.S., Finance, St.
                             John's University; M.B.A., Business Administration, Columbia Business School.
JAMES M. TRINGAS, CFA, CPA   Mr. Tringas is jointly responsible for managing the Wells Fargo Advantage Small Cap
Mid Cap Disciplined Fund     Disciplined Fund and the Wells Fargo Advantage Mid Cap Disciplined Fund, both of
Small Cap Disciplined Fund   which he has managed since 2009, when he became a co-portfolio manager at Wells
                             Capital Management. Mr. Tringas is also Managing Director and Senior Portfolio
                             Manager with the Small Cap Value team of Evergreen Investment Management
                             Company's ("EIMC") Equity Management group. Mr. Tringas has been with EIMC or one of its predecessor firms since 1994. Mr. Tringas has been awarded the use of the
                             Chartered Financial Analyst (CFA) designation by the CFA Institute. He is also a Certified
                             Public Accountant; he received his CPA license from the State of Florida in 1991. He received both a Bachelor of Science (1988) and a Master of Science (1990) in
                             accounting from the University of Florida.
BRYANT VANCRONKHITE, CFA,    Bryant VanCronkhite is jointly responsible for managing the Mid Cap Disciplined and
CPA                          Small Cap Disciplined Funds, both of which he has managed since 2009, when he
Mid Cap Disciplined Fund     became a co-portfolio Manager with the Disciplined Value Equity Team at Wells Capital
Small Cap Disciplined Fund   Management. Prior to his current role, he was a senior research analyst on the
                             Disciplined Value Equity Team from 2004 to 2009. Prior to joining Wells Capital
                             Management, Mr. VanCronkhite was a mutual fund accountant for Strong Capital
                             Management. Education: B.S. and M.P.A. in Professional Accountancy, University of
                             Wisconsin - Whitewater.

--------------------------------------------------------------------------------
COOKE & BIELER, L.P. (Cooke & Bieler), a Pennsylvania limited partnership, is located at 1700 Market Street, Philadelphia, PA 19103. Cooke & Bieler is the sub-adviser for the C&B Mid Cap Value Fund. Accordingly, Cooke & Bieler is responsible for the day-to-day investment management activities of the C&B Mid Cap Value Fund. Cooke & Bieler is a registered investment adviser that provides investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1951.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 79

The following portfolio managers work as a team, each having equal responsibility and accountability in managing the C&B Mid Cap Value Fund, with no limitations on their respective roles. Each portfolio manager's responsibilities include the generation of investment ideas as well as research and monitoring of stock valuation and performance. The impact of each portfolio manager's investment decisions on the overall portfolio is closely monitored by all portfolio managers on the team.


KERMIT S. ECK, CFA           Mr. Eck is jointly responsible for managing the C&B Mid Cap Value Fund, which he has
C&B Mid Cap Value Fund       managed since 1998. Mr. Eck joined Cooke & Bieler in 1992 where he currently serves as a partner, research analyst and portfolio manager. Education: B.S., Computer Science,
                             Montana State University; M.B.A., Stanford University.
DAREN C. HEITMAN, CFA        Mr. Heitman is jointly responsible for managing the C&B Mid Cap Value Fund, which he
C&B Mid Cap Value Fund       has managed since 2005. Mr. Heitman joined Cooke & Bieler in 2005, and currently serves as a partner, research analyst, and portfolio manager. Before joining Cooke &
                             Bieler, Mr. Heitman was with Schneider Capital Management as a senior analyst from
                             2000 until 2005. Education: B.S., Finance, Iowa State University; M.B.A., University of
                             Chicago.
STEVE LYONS, CFA             Mr. Lyons is jointly responsible for managing the C&B Mid Cap Value Fund, which he
C&B Mid Cap Value Fund       has managed since 2009. Mr. Lyons joined Cooke & Bieler in 2006 where he currently serves as principal, research analyst and portfolio manager. Prior to business school, Mr.
                             Lyons worked in the investment services industry specializing in private equity and business valuation. Education: B.S. Finance, Arizona State University; M.B.A., University
                             of Chicago.
MICHAEL M. MEYER, CFA        Mr. Meyer is jointly responsible for managing the C&B Mid Cap Value Fund, which he
C&B Mid Cap Value Fund       has managed since 1998. Mr. Meyer joined Cooke & Bieler in 1993 where he is currently a partner, research analyst and portfolio manager. Education: B.A., Economics, Davidson
                             College; M.B.A., Wharton School of Business.
EDWARD W. O'CONNOR, CFA      Mr. O'Connor is jointly responsible for managing the C&B Mid Cap Value Fund, which
C&B Mid Cap Value Fund       he has managed since 2002. Mr. O'Connor joined Cooke & Bieler in 2002, where he is currently a partner, research analyst and portfolio manager. Prior to joining Cooke &
                             Bieler, Mr. O'Connor was with Cambiar Investors where he served as an equity analyst and portfolio manager and participated in Cambiar's 2001 management buyout.
                             Education: B.A., Economics and Philosophy, Colgate University; M.B.A., University of
                             Chicago.
R. JAMES O'NEIL, CFA         Mr. O'Neil is jointly responsible for managing the C&B Mid Cap Value Fund, which he
C&B Mid Cap Value Fund       has managed since 1998. Mr. O'Neil joined Cooke & Bieler in 1988 where he is currently a partner, research analyst and portfolio manager. Education: B.A., Economics, Colby
                             College; M.B.A., Harvard School of Business.
MEHUL TRIVEDI, CFA           Mr. Trivedi is jointly responsible for managing the C&B Mid Cap Value Fund, which he
C&B Mid Cap Value Fund       has managed since 1998. Mr. Trivedi joined Cooke & Bieler in 1998, where he is currently a partner, research analyst and portfolio manager. Education: B.A.,
                             International Relations, University of Pennsylvania; B.S. Economics, Wharton School of
                             Business; M.B.A., Wharton School of Business.


 80 ORGANIZATION AND MANAGEMENT OF THE FUNDS

DORMANT MULTI-MANAGER ARRANGEMENT
The Board has adopted a "multi-manager" arrangement for each Fund. Under this arrangement, each Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 81

A CHOICE OF SHARE CLASSES
--------------------------------------------------------------------------------

After choosing a Fund, your next most important choice will be which share class to buy. The table below summarizes the features of the classes of shares available through this Prospectus. The Funds no longer offer Class B shares, except in connection with the reinvestment of any distributions and exchanges of Class B shares for Class B shares of other Wells Fargo Advantage Funds permitted by our exchange policy (see "How to Exchange Shares" later in this Prospectus). Specific Fund charges may vary, so you should review each Fund's fee table as well as the sales charge schedules that follow. Finally, you should review the "Reductions and Waivers of Sales Charges" section of the Prospectus before making your decision as to which share class to buy.

                           CLASS A                           CLASS B/1/                        CLASS C
 INITIAL SALES CHARGE      5.75%                             None. Your entire investment      None. Your entire investment
                                                            goes to work immediately.         goes to work immediately.
 CONTINGENT DEFERRED       None (except that a charge        5% and declines until it          1% if shares are sold within
 SALES CHARGE (CDSC)      of 1% applies to certain          reaches 0% at the beginning       one year after purchase.
                          redemptions made within           of the 7th year.
                          eighteen months, following
                          purchases of $1 million or
                          more without an initial sales
                          charge).
 ONGOING DISTRIBUTION      None.                             0.75%                             0.75%
 (12B-1) FEES
 PURCHASE MAXIMUM          None. Volume reductions           $100,000                          $1,000,000
                          given upon providing
                          adequate proof of eligibility.
 ANNUAL EXPENSES           Lower ongoing expenses            Higher ongoing expenses           Higher ongoing expenses
                          than Classes B and C.             than Class A because of           than Class A because of
                                                            higher 12b-1 fees.                higher 12b-1 fees.
 CONVERSION FEATURE        Not applicable.                   Yes. Converts to Class A          No. Does not convert to
                                                            shares after a certain            Class A shares, so annual
                                                            number of years depending         expenses do not decrease.
                                                            on the Fund, so annual
                                                            expenses decrease.


1 Class B shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges and in connection with the closing of a reorganization. For Class B shares currently outstanding and Class B shares acquired upon reinvestment of dividends, all Class B share attributes, including associated CDSC schedules, conversion features, any applicable CDSC waivers, and distribution plan and shareholder services plan fees, will continue in effect.


Information regarding the Funds' sales charges, breakpoints, and waivers is available free of charge on our Web site at www.wellsfargo.com/advantagefunds. You may wish to discuss this choice with your financial consultant.

 82 A CHOICE OF SHARE CLASSES

CLASS A SHARES SALES CHARGE SCHEDULE
If you choose to buy Class A shares, you will pay the public offering price
(POP) which is the net asset value (NAV) plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as "breakpoint levels," the POP is lower for these purchases. The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the NAV of those shares. Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown below.

                 CLASS A SHARES SALES CHARGE SCHEDULE

                                FRONT-END SALES        FRONT-END SALES
                                 CHARGE AS %           CHARGE AS %
                                  OF PUBLIC           OF NET AMOUNT
 AMOUNT OF PURCHASE            OFFERING PRICE            INVESTED
  Less than $50,000                  5.75%                  6.10%
  $50,000 to $99,999                 4.75%                  4.99%
  $100,000 to $249,999               3.75%                  3.90%
  $250,000 to $499,999               2.75%                  2.83%
  $500,000 to $999,999               2.00%                  2.04%
  $1,000,000 and over/1/             0.00%                  0.00%

1 We will assess a 1.00% CDSC on Class A share purchases of $1,000,000 or more if they are redeemed within eighteen months from the date of purchase, unless the dealer of record waived its commission. Certain exceptions apply (see "CDSC Waivers"). The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

CLASS B SHARES CDSC SCHEDULES

Class B shares are closed to new investors and additional investments from existing shareholders, with two exceptions: 1) existing shareholders of Class B shares may reinvest any distributions into Class B shares and exchange their Class B shares for Class B shares of other WELLS FARGO ADVANTAGE FUNDS (as permitted by our exchange policy), and 2) specified persons may acquire Class B shares of a Fund in connection with the closing of a reorganization. No new or subsequent investments, including through automatic investment plans, will be allowed in Class B shares of the Funds, except through a distribution reinvestment or permitted exchange or in connection with the closing of a reorganization. For Class B shares currently outstanding and Class B shares acquired upon reinvestment of dividends, all Class B shares attributes, including associated CDSC schedules, conversion features, any applicable CDSC waivers, and distribution plan and shareholder services plan fees, will continue in effect. Existing shareholders of Class B shares who redeem their shares within six years of the purchase date may pay a CDSC based on how long such shareholders have held their shares. Certain exceptions apply (see "CDSC Waivers"). The CDSC schedules are as follows:


                                        CLASS B SHARES CDSC SCHEDULE FOR THE FUNDS
 REDEMPTION WITHIN       1 YEAR      2 YEARS      3 YEARS      4 YEARS      5 YEARS      6 YEARS      7 YEARS      8 YEARS
 CDSC                    5.00%        4.00%        3.00%        3.00%        2.00%        1.00%        0.00%       A shares

To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). After shares are held for six years the CDSC expires. After shares are held for seven years, the Class B shares are converted to Class A shares to reduce your future ongoing expenses.

Class B shares received in the reorganization of the Strong Funds in exchange for Strong Fund shares purchased prior to April 11, 2005, are subject to the following CDSC schedule on the exchanged shares, and such shares convert to Class A shares automatically after eight years:

             CLASS B SHARES CDSC SCHEDULE (FOR ALL PRIOR STRONG FUNDS)
FOR SHARES RECEIVED IN EXCHANGE FOR STRONG FUND SHARES PURCHASED PRIOR TO APRIL 11,
                                       2005
 REDEMPTION WITHIN       1 YEAR    2 YEARS    3 YEARS    4 YEARS     5 YEARS    6 YEARS    7 YEARS    8 YEARS    9 YEARS
 CDSC                    5.00%     4.00%      4.00%      3.00%       2.00%      1.00%      0.00%      0.00%      A shares

                                                    A CHOICE OF SHARE CLASSES 83

CLASS C SHARES SALES CHARGES
If you choose Class C shares, you buy them at NAV and agree that if you redeem your shares within one year of the purchase date, you will pay a CDSC of 1.00%. At the time of purchase, the Fund's distributor pays sales commissions of up to 1.00% of the purchase price to selling agents and up to 1.00% annually thereafter. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase. To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). Class C shares do not convert to Class A shares, and therefore continue to pay higher ongoing expenses.

 84 A CHOICE OF SHARE CLASSES

REDUCTIONS AND WAIVERS OF SALES CHARGES
--------------------------------------------------------------------------------

Generally, we offer more sales charge reductions or waivers for Class A shares than for Class B and Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of the potential reductions or waivers when you are deciding which share class to buy. Consult the Statement of Additional Information for further details regarding reductions and waivers of sales charges.

CLASS A SHARES SALES CHARGE REDUCTIONS AND WAIVERS
You can pay a lower or no sales charge for the following types of purchases. If you believe you are eligible for any of the following reductions or waivers, it is up to you to ask the selling agent or shareholder servicing agent for the reduction or waiver and to provide appropriate proof of eligibility.

o You pay no sales charges on Fund shares you buy with reinvested distributions.

o You pay a lower sales charge if you are investing an amount over a breakpoint level. See "Class A Shares Sales Charge Schedule" above.

o You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of either Class A or Class B shares of the same Fund within 120 days of the date of the redemption. (Please note, you will still be charged any applicable CDSC on Class B shares you redeem.)

o By signing a LETTER OF INTENT (LOI) prior to purchase, you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. Reinvested dividends and capital gains do not count as purchases made during this period. We will hold in escrow shares equal to approximately 5% of the amount you say you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

o RIGHTS OF ACCUMULATION (ROA) allow you to combine Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned (excluding Wells Fargo Advantage money market fund shares, unless you notify us that you previously paid a sales load on these assets) in order to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A or WealthBuilder Portfolio shares. The purchase amount used in determining the sales charge on your purchase will be calculated by multiplying the maximum public offering price by the number of Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned and adding the dollar amount of your current purchase.

                   HOW A LETTER OF INTENT CAN SAVE YOU MONEY!
   If you plan to invest, for example, $100,000 in a Wells Fargo Advantage Fund in installments over the next year, by signing a letter of intent you would pay only 3.75% sales load on the entire purchase. Otherwise, you might pay 5.75% on the first $49,999, then 4.75% on the next $50,000!

                                      REDUCTIONS AND WAIVERS OF SALES CHARGES 85

ACCOUNTS THAT CAN BE AGGREGATED
You may aggregate the following types of accounts indicated below to qualify for a volume discount:

 CAN THIS TYPE OF ACCOUNT BE AGGREGATED?      YES       NO
 Individual accounts                         X
 Joint accounts                              X
 UGMA/UTMA accounts                          X
 Trust accounts over which the               X
shareholder has individual or shared
  authority
 Solely owned business accounts              X
 RETIREMENT PLANS
 Traditional and Roth IRAs                   X
 SEP IRAs                                    X
 SIMPLE IRAs that use the WELLS FARGO                  X
  ADVANTAGE FUNDS prototype agreement*
 SIMPLE IRAs that do not use the WELLS       X
FARGO ADVANTAGE FUNDS prototype
  agreement
 403(b) Plan accounts**                      X
 401(k) Plan accounts                                  X
 OTHER ACCOUNTS
 529 Plan accounts*                                    X
 Accounts held through other brokerage                 X
  firms

* These accounts may be aggregated at the plan level for purposes of establishing eligibility for volume discounts. When plan assets in Fund Class A, Class B, Class C and WealthBuilder Portfolio shares (excluding Wells Fargo Advantage money market fund shares) reach a breakpoint, all plan participants benefit from the reduced sales charge. Participant accounts will not be aggregated with personal accounts.

** Effective January 1, 2009, WELLS FARGO ADVANTAGE FUNDS no longer offers new or accepts purchases in existing 403(b) accounts utilizing the WELLS FARGO ADVANTAGE FUNDS prototype agreement.


Based on the above chart, if you believe that you own Fund shares in one or more accounts that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase specifically identify those shares to your selling agent or shareholder servicing agent. For an account to qualify for a volume discount, it must be registered in the name of, or held for the shareholder, his or her spouse or domestic partner, as recognized by applicable state law, or his or her children under the age of 21. Class A shares purchased at NAV will not be aggregated with other Fund shares for purposes of receiving a volume discount.

CLASS A SHARES SALES CHARGE WAIVERS FOR CERTAIN PARTIES
We reserve the right to enter into agreements that reduce or waive sales charges for groups or classes of shareholders. If you own Fund shares as part of another account or package such as an IRA or a sweep account, you should read the materials for that account. Those terms may supercede the terms and conditions discussed here. If you fall into any of the following categories, you can buy Class A shares at NAV:

o  Current and retired employees, directors/trustees and officers of:
   o WELLS FARGO ADVANTAGE FUNDS (including any predecessor funds);
   o Wells Fargo & Company and its affiliates; and
   o family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above.

o  Current employees of:
   o the Fund's transfer agent;
   o broker-dealers who act as selling agents;

 86 REDUCTIONS AND WAIVERS OF SALES CHARGES

   o family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above; and
   o each Fund's sub-adviser, but only for the Fund(s) for which such sub-adviser provides investment advisory services.

o Qualified registered investment advisers who buy through a broker-dealer or service agent who has entered into an agreement with the Fund's distributor that allows for load-waived Class A purchases.

o Investment companies exchanging shares or selling assets pursuant to a reorganization, merger, acquisition, or exchange offer to which the Fund is a party.

o  Section 529 college savings plan accounts.

o  Insurance company separate accounts.

o Fund of Funds, including those advised by Funds Management (WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS/SM/), subject to review and approval by Funds Management.

o Investors who held Advisor Class shares of a Wells Fargo Advantage Fund at the close of business on June 20, 2008 (the "Eligibility Time"), so long as the following conditions are met:
   o any purchases at NAV are limited to Class A shares of the same Fund in which the investor held Advisor Class shares at the Eligibility Time;
   o share purchases are made in the same account through which the investor held Advisor Class shares at the Eligibility Time;
   o the owner of the account remains the same as the account owner at the Eligibility Time; and
   o following the Eligibility Time, the account maintains a positive account balance at some time during a period of at least six months in length.

Investors who held Advisor Class shares at the Eligibility Time are also eligible to exchange their Class A shares for Class A shares of another Wells Fargo Advantage Fund without imposition of any Class A sales charges and would be eligible to make additional purchases of Class A shares of such other Fund at NAV in the account holding the shares received in exchange.

The eligibility of such investors that hold Fund shares through an account maintained by a financial institution is also subject to the following additional limitation. In the event that such an investor's relationship with and/or the services such investor receives from the financial institution subsequently changes, such investor shall thereafter no longer be eligible to purchase Class A shares at NAV. Please consult with your financial representative for further details.

o Investors who receive annuity payments under either an annuity option or from death proceeds previously invested in a Fund may reinvest such payments or proceeds in the Fund within 120 days of receiving such distribution.

o Investors who purchase shares that are to be included in certain retirement, benefit, pension, trust or investment "wrap accounts" or through an omnibus account maintained with a Fund by a broker-dealer.

CDSC WAIVERS
o You will not be assessed a CDSC on Fund shares you redeem that were purchased with reinvested distributions.

o We waive the CDSC for all redemptions made because of scheduled (Internal Revenue Code Section 72(t)(2) withdrawal schedule) or mandatory (withdrawals generally made after age 701/2 according to Internal Revenue Service (IRS) guidelines) distributions from traditional IRAs and certain other retirement plans. (See your retirement plan information for details.)

o We waive the CDSC for redemptions made in the event of the last surviving shareholder's death or for a disability suffered after purchasing shares. ("Disabled" is defined in Internal Revenue Code Section 72(m)(7).)

o We waive the CDSC for redemptions made at the direction of Funds Management in order to, for example, complete a merger or effect a Fund liquidation.

o We waive the Class C shares CDSC if the dealer of record waived its commission.

o We waive the Class C shares CDSC where a Fund did not pay a sales commission at the time of purchase.

                                      REDUCTIONS AND WAIVERS OF SALES CHARGES 87

We also reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as "wrap accounts." If you own Fund shares as part of another account or package, such as an IRA or a sweep account, you should read the terms and conditions that apply for that account. Those terms and conditions may supercede the terms and conditions discussed here. Contact your selling agent for further information.

 88 REDUCTIONS AND WAIVERS OF SALES CHARGES

COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS
--------------------------------------------------------------------------------

DISTRIBUTION PLAN
Each Fund has adopted a Distribution Plan (12b-1 Plan) pursuant to Rule 12b-1 under the 1940 Act for the Class B and Class C shares. The 12b-1 Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses and distribution-related services or other activities including ongoing compensation to selling agents. The 12b-1 Plan also provides that, if and to the extent any shareholder servicing payments are recharacterized as payments for distribution-related services, they are approved and payable under the 12b-1 Plan. Fees paid under the 12b-1 Plan by Class B shares that are closed to new investors and additional investments (except in connection with reinvestment of any distributions and permitted exchanges and the closing of a reorganization) primarily cover past sales and distribution services, as well as ongoing services to shareholders. The fees paid under this 12b-1 Plan are as follows:


 FUND                                CLASS B          CLASS C
 C&B Mid Cap Value Fund              0.75%            0.75%
 Common Stock Fund                   0.75%            0.75%
 Discovery Fund                       N/A             0.75%
 Enterprise Fund                      N/A             0.75%
 Mid Cap Disciplined Fund             N/A             0.75%
 Mid Cap Growth Fund                 0.75%            0.75%
 Opportunity Fund                     N/A             0.75%
 Small Cap Disciplined Fund           N/A             0.75%
 Small Cap Growth Fund               0.75%            0.75%
 Small Cap Value Fund                0.75%            0.75%
 Small/Mid Cap Value Fund             N/A             0.75%

These fees are paid out of each Fund's assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than other types of sales charges.

SHAREHOLDER SERVICING PLAN
The Funds have a shareholder servicing plan. Under this plan, each Fund has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

ADDITIONAL PAYMENTS TO DEALERS
In addition to dealer reallowances and payments made by each Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates make additional payments ("Additional Payments") to certain selling or shareholder servicing agents for the Fund, which include broker-dealers. These Additional Payments are made in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These Additional Payments, which may be significant, are paid by the Fund's adviser, the distributor or their affiliates, out of their revenues, which generally come directly or indirectly from fees paid by the entire Fund complex.

In return for these Additional Payments, the Fund's adviser and distributor expect to receive certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments. Such advantages are expected to include, without limitation, placement of the Fund on a list of mutual funds offered as investment options to the selling agent's clients (sometimes referred to as "Shelf Space"); access to the selling agent's registered representatives; and/or ability to assist in training and educating the selling agent's registered representatives.

Certain selling or shareholder servicing agents receive these Additional Payments to supplement amounts payable by the Fund under the shareholder servicing plans. In exchange, these agents provide services including, but not limited to,

                     COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS 89 establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by each Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

The Additional Payments may create potential conflicts of interests between an investor and a selling agent who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial consultant and review carefully any disclosure by the selling agent as to what monies they receive from mutual fund advisers and distributors, as well as how your financial consultant is compensated.

The Additional Payments are typically paid in fixed dollar amounts, or based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of sales and/or assets under management, or a combination of the above. The Additional Payments are either up-front or ongoing or both. The Additional Payments differ among selling and shareholder servicing agents. Additional Payments to a selling agent that is compensated based on its customers' assets typically range between 0.05% and 0.30% in a given year of assets invested in the Fund by the selling agent's customers. Additional Payments to a selling agent that is compensated based on a percentage of sales typically range between 0.10% and 0.15% of the gross sales of the Fund attributable to the selling agent. In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable FINRA regulations.

More information on the FINRA member firms that have received the Additional Payments described in this section is available in the Statement of Additional Information, which is on file with the SEC and is also available on the WELLS FARGO ADVANTAGE FUNDS website at www.wellsfargo.com/advantagefunds.

 90 COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS

PRICING FUND SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or NAV) for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. Each Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of a Fund's assets that may be invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of a Fund's assets invested directly in securities, the Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.

                                                          PRICING FUND SHARES 91

HOW TO OPEN AN ACCOUNT
--------------------------------------------------------------------------------

You can open a WELLS FARGO ADVANTAGE FUNDS account through any of the following means:

   o directly with the Fund. Complete a WELLS FARGO ADVANTAGE FUNDS application, which you may obtain by visiting our Web site at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application;

   o through a brokerage account with an approved selling agent; or

   o through certain retirement, benefit and pension plans or certain packaged investment products. (Please contact the providers of the plan or product for instructions.)

 92 HOW TO OPEN AN ACCOUNT

HOW TO BUY SHARES
--------------------------------------------------------------------------------

This section explains how you can buy shares directly from WELLS FARGO ADVANTAGE FUNDS. If you're opening a new account, an account application is available on-line at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. For Fund shares held through brokerage and other types of accounts, please consult your selling agent.

 MINIMUM INVESTMENTS               INITIAL PURCHASE                                   SUBSEQUENT PURCHASES
--------------------------------- -------------------------------------------------- --------------------------------------
 Regular accounts                  $1,000                                             $100
 IRAs, IRA rollovers, Roth IRAs      $250                                             $100
 UGMA/UTMA accounts                   $50                                              $50
 Employer Sponsored                no minimum                                         no minimum
 Retirement Plans
 BUYING SHARES                     OPENING AN ACCOUNT                                 ADDING TO AN ACCOUNT
--------------------------------- -------------------------------------------------- --------------------------------------
 By Internet                       A new account may not be opened by                 o To buy additional shares or buy
---------------------------------  Internet unless you have another Wells Fargo       shares of a new Fund, visit
                                   Advantage Fund account with your bank              www.wellsfargo.com/
                                   information on file. If you do not currently       advantagefunds.
                                   have an account, refer to the section on           o Subsequent online purchases
                                   buying shares by mail or wire.                     have a minimum of $100 and a
                                                                                      maximum of $100,000. You may
                                                                                      be eligible for an exception to
                                                                                      this maximum. Please call
                                                                                      Investor Services at
                                                                                      1-800-222-8222 for more
                                                                                      information.

 By Mail                           o Complete and sign your account                   o Enclose a voided check (for
---------------------------------    application.                                       checking accounts) or a deposit
                                     o Mail the application with your check made        slip (savings accounts).
                                     payable to the Fund to Investor Services at:       Alternatively, include a note
                                                                                        with your name, the Fund name,
                                                                                        and your account number.
                                                    REGULAR MAIL
                                  --------------------------------------------------

                                            WELLS FARGO ADVANTAGE FUNDS
                                                                                     o Mail the deposit slip or note
                                                   P.O. Box 8266                       with your check made payable
                                                                                       to the Fund to the address on
                                               Boston, MA 02266-8266                   the left.

                                                   OVERNIGHT ONLY
                                  -------------------------------------------------- --------------------------------------
                                            WELLS FARGO ADVANTAGE FUNDS
                                         c/o Boston Financial Data Services
                                                    30 Dan Road
                                               Canton, MA 02021-2809
                                  --------------------------------------------------
 By Telephone                      A new account may not be opened by                 To buy additional shares or to buy
---------------------------------  telephone unless you have another Wells            shares of a new Fund call:
                                   Fargo Advantage Fund account with your             o Investor Services at
                                   bank information on file. If you do not            1-800-222-8222 or
                                   currently have an account, refer to the section    o 1-800-368-7550 for the
                                   on buying shares by mail or wire.                  automated phone system.
                                  -------------------------------------------------- --------------------------------------

                                                            HOW TO BUY SHARES 93

 BUYING SHARES
--------------------------------------------------------------------------------
                                  OPENING AN ACCOUNT                                 ADDING TO AN ACCOUNT
                                  ----------------------------------------------     --------------------------------------
 In Person                        Investors are welcome to visit the Investor        See instructions shown to the left.
--------------------------------- Center in person to ask questions or conduct any Fund transaction. The Investor Center is
                                  located at 100 Heritage Reserve,
                                  Menomonee Falls, Wisconsin 53051.

 By Wire                          o Complete, sign and mail your account             To buy additional shares, instruct
---------------------------------   application (refer to the section on buying      your bank or financial institution to
                                    shares by mail)                                  use the same wire instructions
                                    o Provide the following instructions to your     shown to the left.
                                      financial institution:                         --------------------------------------
                                      State Street Bank & Trust
                                      Boston, MA
                                      Bank Routing Number: ABA 011000028
                                      Wire Purchase Account: 9905-437-1
                                      Attention: WELLS FARGO ADVANTAGE FUNDS
                                      (Name of Fund, Account
                                      Number and any applicable
                                      share class)
                                      Account Name: Provide your
                                      name as registered on the
                                      Fund account

 Through Your Investment          Contact your investment representative.            Contact your investment
                                  ----------------------------------------------     representative.
 Representative                                                                      --------------------------------------
---------------------------------

GENERAL NOTES FOR BUYING SHARES

   o PROPER FORM. If the transfer agent receives your application in proper order before the close of the NYSE, your transactions will be priced at that day's NAV. If your application is received after the close of trading on the NYSE, it will be priced at the next business day's NAV. Failure to complete an account application properly may result in a delay in processing your request. You are eligible to earn distributions beginning on the business day after the transfer agent receives your application in proper form.

   o U.S. DOLLARS ONLY. All payments must be in U.S. dollars, and all checks must be drawn on U.S. banks.

   o INSUFFICIENT FUNDS. You will be charged a $25.00 fee for every check or Electronic Funds Transfer that is returned to us as unpaid.

   o NO FUND NAMED. When all or a portion of a payment is received for investment without a clear Fund designation, we may direct the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we receive your order in proper form.

   o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.

   o MINIMUM INITIAL AND SUBSEQUENT INVESTMENT WAIVERS. We allow a reduced minimum initial investment of $50 if you sign up for at least a $50 monthly automatic investment purchase plan. If you opened your account with the set minimum amount shown in the above chart, we allow reduced subsequent purchases for a minimum of $50 a month if you purchase through an automatic investment plan. We may also waive or reduce the minimum initial and subsequent investment amounts for purchases made through certain retirement, benefit and pension plans, certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check specific disclosure statements and applications for the program through which you intend to invest.

 94 HOW TO BUY SHARES

HOW TO SELL SHARES
--------------------------------------------------------------------------------

The following section explains how you can sell shares held directly through an account with WELLS FARGO ADVANTAGE FUNDS. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

 SELLING SHARES    TO SELL SOME OR ALL OF YOUR SHARES
----------------- ----------------------------------------------------------------------
 By Internet       Visit our Web site at www.wellsfargo.com/advantagefunds.
-----------------
                  Redemptions requested online are limited to a maximum of
                  $100,000. You may be eligible for an exception to this maximum.
                  Please call Investor Services at 1-800-222-8222 for more
                  information.
                  ----------------------------------------------------------------------
 By Mail           o Send a Letter of Instruction providing your name, account number, the Fund from which you wish to redeem and the
                  dollar amount you wish to receive (or write "Full Redemption"
                  to redeem your remaining account balance) to the address
                  below.
                  o Make sure all account owners sign the request exactly as their names appear on the account application.
                  o  A medallion guarantee may be required under certain
                  circumstances (see "General Notes for Selling Shares").

                                               REGULAR MAIL
                  ----------------------------------------------------------------------
                                       WELLS FARGO ADVANTAGE FUNDS
                                              P.O. Box 8266
                                          Boston, MA 02266-8266
                                             OVERNIGHT ONLY
                  ----------------------------------------------------------------------
                                       WELLS FARGO ADVANTAGE FUNDS
                                   c/o Boston Financial Data Services
                                               30 Dan Road
                                          Canton, MA 02021-2809
                  ----------------------------------------------------------------------
 By Wire           o To arrange for a Federal Funds wire, call 1-800-222-8222.
-----------------
                  o Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.
                  o Wire requests are sent to your bank account next business day if your request to redeem is received before the NYSE close.
                  o There is a $10 fee for each request.
                  ----------------------------------------------------------------------
 In Person         Investors are welcome to visit the Investor Center in person to ask
-----------------
                  questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls,
                  Wisconsin 53051.
                  ----------------------------------------------------------------------

                                                           HOW TO SELL SHARES 95

 SELLING SHARES                           TO SELL SOME OR ALL OF YOUR SHARES
---------------------------------------- ------------------------------------------------------------------
 By Telephone /                           o Call an Investor Services representative at 1-800-222-8222 or
 Electronic Funds Transfer (EFT)         use the automated phone system 1-800-368-7550.
----------------------------------------
                                         o Telephone privileges are automatically made available to you unless you specifically decline them on your account
                                         application or subsequently in writing.
                                         o Redemption requests may not be made by phone if the
                                         address on your account was changed in the last 15 days. In this event, you must request your redemption by mail (refer to the section on selling shares by mail).
                                         o A check will be mailed to the address on record (if there have been no changes communicated to us within the last 15 days)
                                         or transferred to a linked bank account.
                                         o Transfers made to a Wells Fargo Bank account are made
                                         available sooner than transfers to an unaffiliated institution.
                                         o Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Wells Fargo Advantage money
                                         market funds, and next day for all other WELLS FARGO ADVANTAGE
                                         FUNDS.
                                         o Redemptions to any other linked bank account may post in two business days. Please check with your financial institution for timing of posting and availability of funds.
                                         NOTE: Telephone transactions such as redemption requests
                                         made over the phone generally require only one of the
                                         account owners to call unless you have instructed us
                                         otherwise.

 Through Your Investment Representative   Contact your investment representative.
---------------------------------------- -----------------------------------------------------------------

GENERAL NOTES FOR SELLING SHARES

   o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. If your request is not in proper form, you may have to provide us with additional documentation to redeem your shares. Requests received before the cutoff time are processed on the same business day.

   o CDSC FEES. Your redemption proceeds are net of any applicable CDSC fees.

   o FORM OF REDEMPTION PROCEEDS. You may request that your redemption proceeds be sent to you by check, by Electronic Funds Transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. Although generally we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

   o TELEPHONE/INTERNET REDEMPTIONS. We will take reasonable steps to confirm that telephone and internet instructions are genuine. For example, we require proof of your identification, such as a Taxpayer Identification Number or username and password, before we will act on instructions received by telephone or the internet. We will not be liable for any losses incurred if we follow telephone or internet instructions we reasonably believe to be genuine. Your call may be recorded.

 96 HOW TO SELL SHARES

   o RIGHT TO DELAY PAYMENT. We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through EFT or the Automatic Investment Plan, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Such extraordinary circumstances are discussed further in the Statement of Additional Information.

   o RETIREMENT PLANS AND OTHER PRODUCTS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supercede the directions in this Prospectus.

   o MEDALLION GUARANTEES. Medallion guarantees are required for mailed redemption requests under the following circumstances: (1) if the request is for over $100,000; (2) if the address on your account was changed within the last 15 days; or (3) if the redemption is made payable to a third party. You can get a Medallion guarantee at a financial institution such as a bank or brokerage house. We do not accept notarized signatures.

                                                           HOW TO SELL SHARES 97

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment (I.E., a Fund not closed to new accounts), with the following exceptions:

   o Class A shares of non-money market funds may also be exchanged for Service Class shares of any money market fund; and


   o Class C shares of non-money market funds may be exchanged for Class A shares of the Wells Fargo Advantage Money Market Fund. Such exchanged shares may only be re-exchanged for Class C shares of non-money market funds. Effective July 1, 2010, Class C shares of non-money market funds may be exchanged for Class C shares of the Wells Fargo Advantage Money Market Fund.


o An exchange request will be processed on the same business day, provided that both Funds are open at the time the request is received. If one or both Funds are closed, the exchange will be processed on the following business day.

o You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.

o Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new
   Fund, unless your balance has fallen below that amount due to investment performance.

o Any exchange between two WELLS FARGO ADVANTAGE FUNDS must meet the minimum subsequent purchase amounts.

o Class B and Class C share exchanges will not trigger the CDSC. The new shares will continue to age according to their original schedule and will be charged the CDSC applicable to the original shares upon redemption.

Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds reserve the right to reject any purchase or exchange order for any reason. The Funds are not designed to serve as vehicles for frequent trading. Purchases or exchanges that a Fund determines could harm the Fund may be rejected.

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this

 98 HOW TO EXCHANGE SHARES
regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Funds Management monitors available shareholder trading information across all Funds on a daily basis. If a shareholder redeems more than $5,000 (including redemptions that are part of an exchange transaction) from a Fund, that shareholder will be "blocked" from purchasing shares of that Fund (including purchases that are part of an exchange transaction) for 30 calendar days after the redemption. This policy does not apply to:


o  Money market funds;

o  Ultra-short funds;

o  Purchases of shares through dividend reinvestments;

o Systematic purchases, redemptions or exchanges where a financial intermediary maintaining a shareholder account identifies the transaction as a systematic purchase, redemption or exchange at the time of the transaction;

o Rebalancing transactions within certain asset allocation or "wrap" programs where the financial intermediary maintaining a shareholder account is able to identify the transaction as part of an asset allocation program approved by Funds Management;

o Transactions initiated by a registered "fund of funds" or Section 529 Plan into an underlying fund investment;

o Certain transactions involving participants in employer-sponsored retirement plans, including: participant withdrawals due to mandatory distributions, rollovers and hardships, withdrawals of shares acquired by participants through payroll deductions, and shares purchased or redeemed by a participant in connection with plan loans; and

o Purchases below $5,000 (including purchases that are part of an exchange transaction).

In addition, Funds Management reserves the right to accept purchases, redemptions and exchanges made in excess of applicable trading restrictions in designated accounts held by Funds Management or its affiliate that are used at all times exclusively for addressing operational matters related to shareholder accounts, such as testing of account functions, and are maintained at low balances that do not exceed specified dollar amount limitations.

A financial intermediary through whom you may purchase shares of a Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and described in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about the restrictions or limitations on trading activity that will be applied to your account.

Certain purchases and redemptions made under the following circumstances will not be factored into Funds Management's analysis of frequent trading activity including, but not limited to: reinvestment of dividends; retirement plan contributions, loans and distributions (including hardship withdrawals); non-discretionary portfolio rebalancing associated with certain wrap accounts and retirement plans; and transactions in Section 529 Plans and registered funds of funds.

                                                       HOW TO EXCHANGE SHARES 99

ACCOUNT POLICIES
--------------------------------------------------------------------------------

AUTOMATIC PLANS
These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.

o AUTOMATIC INVESTMENT PLAN - With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.


o AUTOMATIC EXCHANGE PLAN - With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the "How to Exchange Shares" section of this Prospectus for the conditions that apply to your shares. In addition, each transaction in an Automatic Exchange Plan must be for a minimum of $100. This feature may not be available for certain types of accounts.


o SYSTEMATIC WITHDRAWAL PLAN - With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:
   o must have a Fund account valued at $10,000 or more;
   o must request a minimum redemption of $100;
   o must have your distributions reinvested; and
   o may not simultaneously participate in the Automatic Investment Plan.

o PAYROLL DIRECT DEPOSIT - With this plan, you may transfer all or a portion of your paycheck, social security check, military allotment, or annuity payment for investment into the Fund of your choice.

It generally takes about ten business days to establish a plan once we have received your instructions. It generally takes about five business days to change or cancel participation in a plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.

HOUSEHOLDING
To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.

RETIREMENT ACCOUNTS
We offer prototype documents for a variety of retirement accounts for individuals and small businesses. Please call 1-800-222-8222 for information on:

o  Individual Retirement Plans, including Traditional IRAs and Roth IRAs.

o  Small Business Retirement Plans, including Simple IRAs and SEP IRAs.

There may be special distribution requirements for a retirement account, such as required distributions or mandatory Federal income tax withholdings. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary.

SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

 100 ACCOUNT POLICIES

STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

ELECTRONIC DELIVERY OF FUND DOCUMENTS
You may elect to receive your Fund prospectuses, shareholder reports and other Fund documents electronically in lieu of paper form by enrolling on the Funds' Web site at www.wellsfargo.com/advantagedelivery. If you make this election, you will be notified by e-mail when the most recent Fund documents are available for electronic viewing and downloading.

To receive Fund documents electronically, you must have an e-mail account and an internet browser that meets the requirements described in the Privacy & Security section of the Funds' Web site at www.wellsfargo.com/advantagefunds. You may change your electronic delivery preferences or revoke your election to receive Fund documents electronically at any time by visiting www.wellsfargo.com/advantagedelivery.

STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

                                                            ACCOUNT POLICIES 101

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Funds generally make distributions of any net investment income and any realized net capital gains at least annually. Please note, distributions have the effect of reducing the NAV per share by the amount distributed.

We offer the following distribution options. To change your current option for payment of distributions, please call 1-800-222-8222.

o AUTOMATIC REINVESTMENT OPTION - Allows you to buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the distribution is paid. This option is automatically assigned to your account unless you specify another option.

o CHECK PAYMENT OPTION - Allows you to have checks for distributions mailed to your address of record or to another name and address which you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.

o BANK ACCOUNT PAYMENT OPTION - Allows you to receive distributions directly in a checking or savings account through Electronic Funds Transfer. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written, medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

o DIRECTED DISTRIBUTION PURCHASE OPTION - Allows you to buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the distribution is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

 102 DISTRIBUTIONS

TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain.

Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Also, if you are an individual Fund shareholder, the portion of your distributions attributable to dividends received by a Fund from its investments in certain U.S. and foreign corporations generally will be taxed at a maximum 15% rate of tax, as long as certain holding period requirements are met. These reduced rates of tax will expire after December 31, 2010.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to backup withholding taxes.

                                                                       TAXES 103

ADDITIONAL PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

This section contains additional information regarding performance of the Funds. The sub-section below titled "Index Descriptions" defines the market indices that are referenced in the Fund Summaries. The sub-section below titled "Share Class Performance" provides history for specified share classes of certain Funds.

INDEX DESCRIPTIONS
The "Average Annual Total Returns" table in each Fund's Fund Summary compares the Fund's returns with those of at least one broad-based market index. Below are descriptions of each such index. You cannot invest directly in an index.

RUSSELL 2000 GROWTH (Reg. TM) INDEX    The Russell 2000 (Reg. TM) Growth Index measures the performance of those Russell 2000
                                       (Reg. TM)
                                       companies with higher price-to-book ratios and higher forecasted growth values.
RUSSELL 2000 (Reg. TM) VALUE INDEX     The Russell 2000 (Reg. TM) Value Index measures the performance of those Russell 2000
                                       (Reg. TM) companies
                                       with lower price-to-book ratios and lower forecasted growth values.
RUSSELL 2500TM INDEX                   The Russell 2500TM Index measures the performance of the 2,500 smallest companies in the
                                       Russell 3000 (Reg. TM) Index, which represents approximately 16% of the total market capitalization
                                       of the Russell 3000 (Reg. TM) Index.
RUSSELL 2500TM GROWTH INDEX            The Russell 2500TM Growth Index measures the performance of those Russell 2500TM companies with higher price-to-book ratios and higher forecasted growth values.
RUSSELL 2500TM VALUE INDEX             The Russell 2500TM Value Index measures the performance of those Russell 2500TM companies with lower price-to-book ratios and lower forecasted growth values.
RUSSELL MIDCAP (Reg. TM) INDEX         The Russell Midcap (Reg. TM) Index measures the performance of the 800 smallest companies in the
                                       Russell 1000 (Reg. TM) Index, which represent approximately 25% of the total market capitalization
                                       of the Russell 1000 (Reg. TM) Index.
RUSSELL MIDCAP (Reg. TM) GROWTH        The Russell Midcap (Reg. TM) Growth Index measures the performance of those Russell
                                       Midcap (Reg. TM)
INDEX                                  companies with higher price-to-book ratios and higher forecasted growth values. The stocks
                                       are also members of the Russell 1000 (Reg. TM) Growth Index.
RUSSELL MIDCAP (Reg. TM) VALUE INDEX   The Russell Midcap (Reg. TM) Value Index measures the performance of those Russell
                                       Midcap (Reg. TM)
                                       companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 (Reg. TM) Value Index.

 104 ADDITIONAL PERFORMANCE INFORMATION

SHARE CLASS PERFORMANCE
The performance history of share classes of certain Funds is included below due to events such as a share class's commencement of operations, a Fund's change in sub-adviser, share class modifications, mergers or reorganizations, renamed share classes, etc., that may have taken place during the periods of performance shown in the "Calendar Year Total Returns" and "Average Annual Total Returns" presented in the Fund Summaries. For example, with respect to the commencement of operations of a share class, details regarding the identity of an older predecessor share class of a newer share class of an applicable Fund, including any adjustments to reflect certain fees or expenses paid by the newer share class or inclusion of non-applicable expenses of the older predecessor share class, are listed below.

   o C&B MID CAP VALUE FUND - CLASS A, CLASS B AND CLASS C SHARES. Class A, Class B and Class C shares incepted on July 26, 2004. Performance shown prior to the inception of the Class A, Class B and Class C shares reflects the performance of the Investor Class shares, adjusted to reflect Class A, Class B and Class C sales charges and expenses, as applicable. Prior to June 20, 2008, the Investor Class was named Class D.

   o COMMON STOCK FUND - CLASS A, CLASS B AND CLASS C SHARES. Class A, Class B and Class C shares incepted on November 30, 2000. Performance shown prior to the inception of the Class A, Class B and Class C shares reflects the performance of the Investor Class shares, adjusted to reflect Class A, Class B and Class C sales charges and expenses, as applicable.

   o DISCOVERY FUND - CLASS A AND CLASS C SHARES. Class A and Class C shares incepted on July 31,2007. Performance shown prior to the inception of the Class A shares reflects the performance of the Investor Class shares, and includes expenses that are not applicable to and are higher than those of the Class A shares, but has been adjusted to reflect Class A sales charges. Performance shown prior to the inception of the Class C shares reflects the performance of the Investor Class shares, adjusted to reflect Class C sales charges and expenses.


   o ENTERPRISE FUND - CLASS A AND CLASS C SHARES. Class A shares incepted on February 24, 2000. Effective June 20, 2008, the Advisor Class was renamed Class A and modified to assume the features and attributes of Class A. Class C shares incepted on March 31, 2008. Performance shown for the Class A shares from February 24, 2000, through June 20, 2008, includes Advisor Class expenses and is adjusted to reflect Class A sales charges. Performance shown prior to February 24, 2000, for the Class A shares reflects the performance of the Investor Class shares, adjusted to reflect Advisor Class expenses and Class A sales charges. Performance shown for the Class C shares prior to inception reflects the performance of the Class A shares, adjusted to reflect Class C sales charges and expenses.


   o MID CAP DISCIPLINED FUND - CLASS A AND CLASS C SHARES. Class A and Class C shares incepted on July 31, 2007. Performance shown prior to the inception of the Class A shares reflects the performance of the Investor Class shares, and includes expenses that are not applicable to and are higher than those of the Class A shares, but has been adjusted to reflect Class A sales charges. Performance shown prior to the inception of the Class C shares reflects the performance of the Investor Class shares, adjusted to reflect Class C sales charges and expenses.

   o MID CAP GROWTH FUND - CLASS A, CLASS B AND CLASS C SHARES. Class A shares incepted on December 30, 1994. Class B and Class C shares incepted on June 9, 2003. Performance shown prior to the inception of the Class B and Class C shares reflects the performance of the Class A shares, adjusted to reflect Class B and Class C sales charges and expenses, as applicable.


   o OPPORTUNITY FUND - CLASS A AND CLASS C SHARES. Class A shares incepted on February 24, 2000. Effective June 20, 2008, the Advisor Class was renamed Class A and modified to assume the features and attributes of Class A. Class C shares incepted on March 31, 2008. Performance shown for the Class A shares from February 24, 2000, to June 20, 2008, includes Advisor Class expenses and is adjusted to reflect Class A sales charges. Performance shown prior to February 24, 2000, for the Class A shares, reflects the performance of the Investor Class shares, adjusted to reflect Advisor Class expenses and Class A sales charges. Performance shown for the Class C shares prior to inception reflects the performance of Class A shares, adjusted to reflect Class C sales charges and expenses.


                                          ADDITIONAL PERFORMANCE INFORMATION 105

   o SMALL CAP DISCIPLINED FUND - CLASS A AND CLASS C SHARES. Class A and Class C shares incepted on March 31, 2008. Performance shown prior to the inception of the Class A shares reflects the performance of the Investor Class shares and includes expenses that are not applicable to and are higher than those of the Class A shares, but has been adjusted to reflect Class A sales charges. Performance shown for the Class C shares prior to inception reflects the performance of the Investor Class shares, adjusted to reflect Class C sales charges and expenses. The Investor Class shares incepted on March 28, 2002.


   o SMALL CAP GROWTH FUND - CLASS A, CLASS B AND CLASS C SHARES. Class A shares incepted on July 13, 1990. Class B and Class C shares incepted on June 9, 2003. Performance shown prior to the inception of the Class B and Class C shares reflects the performance of the Class A shares, adjusted to reflect Class B and Class C sales charges and expenses, as applicable.

   o SMALL CAP VALUE FUND - CLASS A, CLASS B AND CLASS C SHARES. Class A,
     Class B and Class C shares incepted on November 30, 2000. Performance shown prior to the inception of the Class A, Class B and Class C shares reflects the performance of the Investor Class shares, adjusted to reflect Class A, Class B and Class C sales charges and expenses, as applicable.

   o SMALL/MID CAP VALUE FUND - CLASS A AND CLASS C SHARES. Class A and Class C shares incepted on July 31, 2007. Performance shown prior to the inception of the Class A shares reflects the performance of the Investor Class shares, and includes expenses that are not applicable to and are higher than those of the Class A shares, but has been adjusted to reflect Class A sales charges. Performance shown prior to the inception of the Class C shares reflects the performance of the Investor Class shares, adjusted to reflect Class C sales charges and expenses. Investor Class shares incepted on March 28, 2002.

A Fund's past performance is no guarantee of future results. A Fund's investment results will fluctuate over time, and any representation of the Fund's returns for any past period should not be considered as a representation of what a Fund's returns may be in any future period. Each Fund's annual and semi-annual reports contain additional performance information and are available upon request, without charge, by calling the telephone number listed on the back cover page of this Prospectus.

 106 ADDITIONAL PERFORMANCE INFORMATION

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following tables are intended to help you understand each Fund's financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in each Fund (assuming reinvestment of all distributions). An independent registered public accounting firm has audited the information for each period. The information, along with the report of an independent registered public accounting firm and each Fund's financial statements, is also contained in each Fund's annual report, a copy of which is available upon request.

                                                        FINANCIAL HIGHLIGHTS 107

C&B MID CAP VALUE FUND
CLASS A SHARES - COMMENCED ON JULY 26, 2004
For a share outstanding throughout each period


                                        OCT. 31,         OCT. 31,         OCT. 31,        OCT. 31,        OCT. 31,
 FOR THE PERIOD ENDED:                   2009             2008             2007            2006            2005
 NET ASSET VALUE, BEGINNING OF
PERIOD                                   $11.29           $21.80           $23.79          $20.76          $18.89
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)          0.11/1/          0.18/1/          0.03/1/         0.05/1/           (0.09)
  Net realized and unrealized
   gain (loss) on investments              1.10            (6.52)            0.70            4.72            2.54
                                      ---------        ---------        ---------       ---------        --------
  Total from investment
   operations                              1.21            (6.34)            0.73            4.77            2.45
                                      ---------        ---------        ---------       ---------        --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                      (0.17)           (0.06)           (0.06)           0.00            0.00
  Distributions from net
   realized gain                           0.00            (4.11)           (2.66)          (1.74)          (0.58)
                                      ---------        ---------        ---------       ---------        --------
  Total distributions                     (0.17)           (4.17)           (2.72)          (1.74)          (0.58)
                                      ---------        ---------        ---------       ---------        --------
 NET ASSET VALUE, END OF PERIOD          $12.33           $11.29           $21.80          $23.79          $20.76
                                      =========        =========        =========       =========        ========
 TOTAL RETURN/2/                          11.05%          (34.84)%           2.95%          24.44%          13.13%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                               $16,830          $18,246          $50,622         $41,729         $26,795
  Ratio of net investment
   income (loss) to average
   net assets                              1.06%            1.19%            0.15%           0.21%          (0.40)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses                                1.45%            1.43%            1.36%           1.40%           1.38%
  Ratio of expenses to average
   net assets after waived
   fees and expenses                       1.20%            1.35%            1.36%           1.38%           1.38%
  Portfolio turnover rate/3/                 47%              31%              56%             39%             30%


1 Calculated based upon average shares outstanding.
2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

3 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

 108 FINANCIAL HIGHLIGHTS

C&B MID CAP VALUE FUND
CLASS B SHARES - COMMENCED ON JULY 26, 2004
For a share outstanding throughout each period


                                       OCT. 31,         OCT. 31,            OCT. 31,              OCT. 31,           OCT. 31,
 FOR THE PERIOD ENDED:                  2009             2008                2007                  2006               2005
 NET ASSET VALUE, BEGINNING OF
PERIOD                                   $10.90          $21.29              $23.38                $20.57             $18.86
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)          0.04/1/         0.07/1/               (0.14)/1/             (0.11)/1/          (0.17)
  Net realized and unrealized
   gain (loss) on investments              1.07           (6.35)               0.71                  4.66               2.46
                                      ---------       ---------            -----------           -----------        --------
  Total from investment
   operations                              1.11           (6.28)               0.57                  4.55               2.29
                                      ---------       ---------            -----------           -----------        --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                      (0.05)           0.00                0.00                  0.00               0.00
  Distributions from net
   realized gain                           0.00           (4.11)              (2.66)                (1.74)             (0.58)
                                      ---------       ---------            -----------           -----------        --------
  Total distributions                     (0.05)          (4.11)              (2.66)                (1.74)             (0.58)
                                      ---------       ---------            -----------           -----------        --------
 NET ASSET VALUE, END OF PERIOD          $11.96          $10.90              $21.29                $23.38             $20.57
                                      =========       =========            ===========           ===========        ========
 TOTAL RETURN/2/                          10.27%         (35.41)%              2.23%                23.53%             12.28%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                $4,177          $5,123             $14,293               $15,491            $11,429
  Ratio of net investment
   income (loss) to average
   net assets                              0.34%           0.46%              (0.60)%               (0.54)%            (1.15)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses                                2.21%           2.18%               2.11%                 2.15%              2.13%
  Ratio of expenses to average
   net assets after waived
   fees and expenses                       1.95%           2.10%               2.11%                 2.13%              2.13%
  Portfolio turnover rate/3/                 47%             31%                 56%                   39%                30%


1 Calculated based upon average shares outstanding.
2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

3 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

                                                        FINANCIAL HIGHLIGHTS 109

C&B MID CAP VALUE FUND
CLASS C SHARES - COMMENCED ON JULY 26, 2004
For a share outstanding throughout each period


                                       OCT. 31,         OCT. 31,            OCT. 31,              OCT. 31,           OCT. 31,
 FOR THE PERIOD ENDED:                  2009             2008                2007                  2006               2005
 NET ASSET VALUE, BEGINNING OF
PERIOD                                   $10.91          $21.29              $23.39                $20.57             $18.86
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)          0.03/1/         0.07/1/               (0.14)/1/             (0.12)/1/          (0.17)
  Net realized and unrealized
   gain (loss) on investments              1.08           (6.34)               0.70                  4.68               2.46
                                      ---------       ---------            -----------           -----------        --------
  Total from investment
   operations                              1.11           (6.27)               0.56                  4.56               2.29
                                      ---------       ---------            -----------           -----------        --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                      (0.06)           0.00                0.00                  0.00               0.00
  Distributions from net
   realized gain                           0.00           (4.11)              (2.66)                (1.74)             (0.58)
                                      ---------       ---------            -----------           -----------        --------
  Total distributions                     (0.06)          (4.11)              (2.66)                (1.74)             (0.58)
                                      ---------       ---------            -----------           -----------        --------
 NET ASSET VALUE, END OF PERIOD          $11.96          $10.91              $21.29                $23.39             $20.57
                                      =========       =========            ===========           ===========        ========
 TOTAL RETURN/2/                          10.24%         (35.36)%              2.18%                23.58%             12.28%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                $6,105          $6,147             $16,171               $11,523             $6,838
  Ratio of net investment
   income (loss) to average
   net assets                              0.31%           0.46%              (0.60)%               (0.55)%            (1.15)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses                                2.20%           2.16%               2.11%                 2.15%              2.13%
  Ratio of expenses to average
   net assets after waived
   fees and expenses                       1.95%           2.09%               2.11%                 2.13%              2.13%
  Portfolio turnover rate/3/                 47%             31%                 56%                   39%                30%


1 Calculated based upon average shares outstanding.

2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

3 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

 110 FINANCIAL HIGHLIGHTS

COMMON STOCK FUND
CLASS A SHARES - COMMENCED ON NOVEMBER 30, 2000
For a share outstanding throughout each period


                                         OCT. 31,        OCT. 31,      OCT. 31,        OCT. 31,         OCT. 31,       DEC. 31,
 FOR THE PERIOD ENDED:                    2009            2008          2007            2006            2005/1/         2004
 NET ASSET VALUE, BEGINNING OF
PERIOD                                     $12.26          $22.66        $23.84          $22.97          $22.40          $21.98
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)            0.02/2/         0.00/2/         (0.05)/2/       (0.03)/2/       (0.11)          (0.14)/2/
  Net realized and unrealized
   gain (loss) on investments                2.82           (6.68)         3.98            4.08            1.06            2.21
                                        ---------       ---------      -----------     -----------     --------        -----------
  Total from investment
   operations                                2.84           (6.68)         3.93            4.05            0.95            2.07
                                        ---------       ---------      -----------     -----------     --------        -----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                         0.00           (0.10)         0.00            0.00            0.00            0.00
  Distributions from net
   realized gain                             0.00           (3.61)        (5.11)          (3.18)          (0.38)          (1.65)
  Return of Capital                          0.00           (0.01)         0.00            0.00            0.00            0.00
                                        ---------       ---------      -----------     -----------     --------        -----------
  Total distributions                        0.00           (3.72)        (5.11)          (3.18)          (0.38)          (1.65)
                                        ---------       ---------      -----------     -----------     --------        -----------
 NET ASSET VALUE, END OF PERIOD            $15.10          $12.26        $22.66          $23.84          $22.97          $22.40
                                        =========       =========      ===========     ===========     ========        ===========
 TOTAL RETURN/3/                            23.08%         (34.55)%       19.74%          19.11%           4.34%           9.67%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                $112,900         $88,049       $62,456         $64,915         $62,462         $73,612
  Ratio of net investment
   income (loss) to average
   net assets                                0.19%           0.03%        (0.25)%         (0.15)%         (0.48)%         (0.62)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses                                  1.37%           1.34%         1.37%           1.34%           1.44%           1.58%
  Ratio of expenses to average
   net assets after waived
   fees and expenses                         1.26%           1.29%         1.31%           1.31%           1.41%           1.54%
  Portfolio turnover rate/4/                   58%             81%           58%             56%             33%             42%



1 The Fund changed its fiscal year-end from December 31 to October 31.

2 Calculated based upon average shares outstanding.
3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

                                                        FINANCIAL HIGHLIGHTS 111

COMMON STOCK FUND
CLASS B SHARES - COMMENCED ON NOVEMBER 30, 2000
For a share outstanding throughout each period


                                         OCT. 31,        OCT. 31,       OCT. 31,        OCT. 31,         OCT. 31,      DEC. 31,
 FOR THE PERIOD ENDED:                    2009            2008           2007            2006            2005/1/        2004
 NET ASSET VALUE, BEGINNING OF
PERIOD                                     $11.23          $21.10         $22.67          $22.13          $21.74         $21.53
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)              (0.06)/2/       (0.12)/2/      (0.20)/2/       (0.20)/2/       (0.29)         (0.29)/2/
  Net realized and unrealized
   gain (loss) on investments                2.54           (6.14)          3.74            3.92            1.06           2.15
                                         -----------     -----------    -----------     -----------     --------       -----------
  Total from investment
   operations                                2.48           (6.26)          3.54            3.72            0.77           1.86
                                         -----------     -----------    -----------     -----------     --------       -----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                         0.00            0.00           0.00            0.00            0.00           0.00
  Distributions from net
   realized gain                             0.00           (3.61)         (5.11)          (3.18)          (0.38)         (1.65)
                                         -----------     -----------    -----------     -----------     --------       -----------
  Total distributions                        0.00           (3.61)         (5.11)          (3.18)          (0.38)         (1.65)
                                         -----------     -----------    -----------     -----------     --------       -----------
 NET ASSET VALUE, END OF PERIOD            $13.71          $11.23         $21.10          $22.67          $22.13         $21.74
                                         ===========     ===========    ===========     ===========     ========       ===========
 TOTAL RETURN/3/                            22.08%         (35.04)%        18.86%          18.23%           3.63%          8.89%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                 $12,487         $14,449        $31,415         $34,205         $34,744        $37,908
  Ratio of net investment
   income (loss) to average
   net assets                               (0.51)%         (0.76)%        (1.00)%         (0.90)%         (1.23)%        (1.36)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses                                  2.12%           2.11%          2.12%           2.09%           2.20%          2.32%
  Ratio of expenses to average
   net assets after waived
   fees and expenses                         2.01%           2.06%          2.06%           2.06%           2.16%          2.28%
  Portfolio turnover rate/4/                   58%             81%            58%             56%             33%            42%



1 The Fund changed its fiscal year-end from December 31 to October 31.

2 Calculated based upon average shares outstanding.
3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

 112 FINANCIAL HIGHLIGHTS

COMMON STOCK FUND
CLASS C SHARES - COMMENCED ON NOVEMBER 30, 2000
For a share outstanding throughout each period


                                         OCT. 31,         OCT. 31,       OCT. 31,        OCT. 31,         OCT. 31,     DEC. 31,
 FOR THE PERIOD ENDED:                    2009             2008           2007            2006            2005/1/       2004
 NET ASSET VALUE, BEGINNING OF
PERIOD                                     $11.23           $21.09         $22.67          $22.13          $21.73        $21.53
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)              (0.06)/2/        (0.12)/2/      (0.20)/2/       (0.20)/2/       (0.47)        (0.30)/2/
  Net realized and unrealized
   gain (loss) on investments                2.54            (6.13)          3.73            3.92            1.25          2.15
                                         -----------      -----------    -----------     -----------     --------      -----------
  Total from investment
   operations                                2.48            (6.25)          3.53            3.72            0.78          1.85
                                         -----------      -----------    -----------     -----------     --------      -----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                         0.00             0.00           0.00            0.00            0.00          0.00
  Distributions from net
   realized gain                             0.00            (3.61)         (5.11)          (3.18)          (0.38)        (1.65)
                                         -----------      -----------    -----------     -----------     --------      -----------
  Total distributions                        0.00            (3.61)         (5.11)          (3.18)          (0.38)        (1.65)
                                         -----------      -----------    -----------     -----------     --------      -----------
 NET ASSET VALUE, END OF PERIOD            $13.71           $11.23         $21.09          $22.67          $22.13        $21.73
                                         ===========      ===========    ===========     ===========     ========      ===========
 TOTAL RETURN/3/                            21.99%          (35.00)%        18.82%          18.24%           3.68%         8.84%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                 $11,750           $9,692        $18,501         $18,885         $20,177       $26,375
  Ratio of net investment
   income (loss) to average
   net assets                               (0.56)%          (0.76)%        (1.00)%         (0.90)%         (1.25)%       (1.38)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses                                  2.12%            2.10%          2.12%           2.09%           2.21%         2.35%
  Ratio of expenses to average
   net assets after waived
   fees and expenses                         2.01%            2.06%          2.06%           2.06%           2.17%         2.31%
  Portfolio turnover rate/4/                   58%              81%            58%             56%             33%           42%



1 The Fund changed its fiscal year-end from December 31 to October 31. 2 Calculated based upon average shares outstanding.


3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

                                                        FINANCIAL HIGHLIGHTS 113

DISCOVERY FUND
CLASS A SHARES - COMMENCED ON JULY 31, 2007
For a share outstanding throughout each period


                                                   OCT. 31,                OCT. 31,                OCT. 31,
 FOR THE PERIOD ENDED:                              2009                    2008                  2007/1/
 NET ASSET VALUE, BEGINNING OF PERIOD                $14.52                  $28.07                  $25.25
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                        (0.09)/2/               (0.17)/2/               (0.06)/2/
  Net realized and unrealized gain
(loss)
   on investments                                      1.26                   (9.40)                   2.88
                                                 -------------           -------------           -------------
  Total from investment operations                     1.17                   (9.57)                   2.82
                                                 -------------           -------------           -------------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                              0.00                    0.00                    0.00
  Distributions from net realized gain                 0.00                   (3.98)                   0.00
                                                 -------------           -------------           -------------
  Total distributions                                  0.00                   (3.98)                   0.00
                                                 -------------           -------------           -------------
 NET ASSET VALUE, END OF PERIOD                      $15.69                  $14.52                  $28.07
                                                 =============           =============           =============
 TOTAL RETURN/3/                                       8.06%                 (39.00)%                 11.17%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                   $3,750                  $3,150                    $220
  Ratio of net investment income (loss)
to
   average net assets                                 (0.68)%                 (0.85)%                 (0.87)
  Ratio of expenses to average net
assets
   prior to waived fees and reimbursed
   expenses                                            1.43%                   1.41%                   1.38%
  Ratio of expenses to average net
assets
   after waived fees and expenses                      1.33%                   1.33%                   1.30%
  Portfolio turnover rate/4/                            221%                    153%                    137%


1 For the period July 31, 2007, (commencement of operations) to October 31,
  2007.
2 Calculated based upon average shares outstanding.
3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

 114 FINANCIAL HIGHLIGHTS

DISCOVERY FUND
CLASS C SHARES - COMMENCED ON JULY 31, 2007
For a share outstanding throughout each period


                                                   OCT. 31,                OCT. 31,                OCT. 31,
 FOR THE PERIOD ENDED:                              2009                    2008                  2007/1/
 NET ASSET VALUE, BEGINNING OF PERIOD                $14.36                  $28.04                  $25.25
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                        (0.20)/2/               (0.32)/2/               (0.19)/2/
  Net realized and unrealized gain
(loss)
   on investments                                      1.25                   (9.38)                   2.98
                                                 -------------           -------------           -------------
  Total from investment operations                     1.05                   (9.70)                   2.79
                                                 -------------           -------------           -------------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                              0.00                    0.00                    0.00
  Distributions from net realized gain                 0.00                   (3.98)                   0.00
                                                 -------------           -------------           -------------
  Total distributions                                  0.00                   (3.98)                   0.00
                                                 -------------           -------------           -------------
 NET ASSET VALUE, END OF PERIOD                      $15.41                  $14.36                  $28.04
                                                 =============           =============           =============
 TOTAL RETURN/3/                                       7.24%                 (39.57)%                 11.05%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                   $2,334                  $1,471                    $362
  Ratio of net investment income (loss)
to
   average net assets                                 (1.47%)                 (1.59)%                 (2.85)%
  Ratio of expenses to average net
assets
   prior to waived fees and reimbursed
   expenses                                            2.18%                   2.18%                   2.02%
  Ratio of expenses to average net
assets
   after waived fees and expenses                      2.08%                   2.08%                   1.88%
  Portfolio turnover rate/4/                            221%                    153%                    137%


1 For the period July 31, 2007, (commencement of operations) to October 31,
  2007.
2 Calculated based upon average shares outstanding.
3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.



                                                        FINANCIAL HIGHLIGHTS 115

ENTERPRISE FUND
CLASS A SHARES (EFFECTIVE JUNE 20, 2008, ADVISOR CLASS WAS RENAMED CLASS A) - COMMENCED ON FEBRUARY 24, 2000
For a share outstanding throughout each period


                                         OCT. 31,       OCT. 31,       OCT. 31,     OCT. 31,     OCT. 31,      DEC. 31,
 FOR THE PERIOD ENDED:                    2009           2008           2007         2006         2005          2004
 NET ASSET VALUE, BEGINNING OF
PERIOD                                     $21.77         $37.95         $29.31       $25.57       $25.04        $21.79
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)              (0.14)/1/      (0.25)/1/      (0.26)/1/    (0.31)       (0.21)/1/     (0.27)/1/
  Net realized and unrealized
   gain (loss) on investments                2.61         (15.93)          8.90         4.05         0.74          3.52
                                         -----------    -----------    -----------  --------     -----------   -----------
  Total from investment
   operations                                2.47         (16.18)          8.64         3.74         0.53          3.25
                                         -----------    -----------    -----------  --------     -----------   -----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                         0.00           0.00           0.00         0.00         0.00          0.00
  Distributions from net
   realized gain                             0.00           0.00           0.00         0.00         0.00          0.00
                                         -----------    -----------    -----------  --------     -----------   -----------
  Total distributions                        0.00           0.00           0.00         0.00         0.00          0.00
                                         -----------    -----------    -----------  --------     -----------   -----------
 NET ASSET VALUE, END OF PERIOD            $24.24         $21.77         $37.95       $29.31       $25.57        $25.04
                                         ===========    ===========    ===========  ========     ===========   ===========
 TOTAL RETURN/2/                            11.35%        (42.63)%        29.48%       14.63%        2.12%        14.92%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                    $824           $851         $1,769       $1,761       $1,430        $1,529
  Ratio of net investment
   income (loss) to average
   net assets                               (0.64)%        (0.79)%        (0.79)%      (0.89)%      (1.02)%       (1.22)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses                                  1.44%          1.45%          1.42%        1.42%        1.49%         1.60%
  Ratio of expenses to average
   net assets after waived
   fees and expenses                         1.36%          1.40%          1.40%        1.39%        1.45%         1.55%
  Portfolio turnover rate/3/                  203%           179%           117%         118%         116%          184%


1 Calculated based upon average shares outstanding.
2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

3 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

 116 FINANCIAL HIGHLIGHTS

ENTERPRISE FUND
CLASS C SHARES - COMMENCED ON MARCH 31, 2008
For a share outstanding throughout each period


                                                      OCT. 31,                  OCT. 31,
 FOR THE PERIOD ENDED:                               2009                    2008/1/
 NET ASSET VALUE, BEGINNING OF PERIOD                  $21.49                    $30.67
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                          (0.31)/2/                 (0.27)/2/
  Net realized and unrealized gain
(loss)
   on investments                                        2.57                     (8.91)
                                                 ---------------           ---------------
  Total from investment operations                       2.26                     (9.18)
                                                 ---------------           ---------------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                                0.00                      0.00
  Distributions from net realized gain                   0.00                      0.00
                                                 ---------------           ---------------
  Total distributions                                    0.00                      0.00
                                                 ---------------           ---------------
 NET ASSET VALUE, END OF PERIOD                        $23.75                    $21.49
                                                 ===============           ===============
 TOTAL RETURN/3/                                        10.52%                   (29.96)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                       $268                       $21
  Ratio of net investment income (loss)
to
   average net assets                                   (1.43)%                   (1.58)%
  Ratio of expenses to average net
assets
   prior to waived fees and reimbursed
   expenses                                              2.19%                     2.18%
  Ratio of expenses to average net
assets
   after waived fees and expenses                        2.11%                     2.15%
  Portfolio turnover rate/4/                              203%                      179%


1 For the period March 31, 2008, (commencement of operations) to October 31,
  2008.
2 Calculated based upon average shares outstanding.
3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.



                                                        FINANCIAL HIGHLIGHTS 117

MID CAP DISCIPLINED FUND
CLASS A SHARES - COMMENCED ON JULY 31, 2007
For a share outstanding throughout each period


                                                OCT. 31,           OCT. 31,            OCT. 31,
 FOR THE PERIOD ENDED:                           2009               2008              2007/1/
 NET ASSET VALUE, BEGINNING OF PERIOD             $13.90             $23.12              $22.85
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                   0.13/2/               0.28             0.07/2/
  Net realized and unrealized gain
(loss)
   on investments                                   2.14              (7.34)               0.20
                                             -----------         ----------         -----------
  Total from investment operations                  2.27              (7.06)               0.27
                                             -----------         ----------         -----------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                          (0.19)             (0.28)               0.00
  Distributions from net realized gain              0.00              (1.88)               0.00
                                             -----------         ----------         -----------
  Total distributions                              (0.19)             (2.16)               0.00
                                             -----------         ----------         -----------
 NET ASSET VALUE, END OF PERIOD                   $15.98             $13.90              $23.12
                                             ===========         ==========         ===========
 TOTAL RETURN/3/                                   16.67%            (33.17)%              1.18%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                $7,738             $1,273                $104
  Ratio of net investment income (loss)
to
   average net assets                               0.94%              0.65%               1.17%
  Ratio of expenses to average net
assets
   prior to waived fees and reimbursed
   expenses                                         1.35%              1.38%               1.39%
  Ratio of expenses to average net
assets
   after waived fees and expenses                   1.23%              1.25%               1.20%
  Portfolio turnover rate/4/                         106%               158%                113%


1 For the period July 31, 2007, (commencement of operations) to October 31,
  2007.
2 Calculated based upon average shares outstanding.
3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

 118 FINANCIAL HIGHLIGHTS

MID CAP DISCIPLINED FUND
CLASS C SHARES - COMMENCED ON JULY 31, 2007
For a share outstanding throughout each period


                                                OCT. 31,           OCT. 31,            OCT. 31,
 FOR THE PERIOD ENDED:                           2009               2008              2007/1/
 NET ASSET VALUE, BEGINNING OF PERIOD             $13.83             $23.08              $22.85
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                   0.02/2/               0.14             0.05/2/
  Net realized and unrealized gain
(loss)
   on investments                                   2.14              (7.31)               0.18
                                             -----------         ----------         -----------
  Total from investment operations                  2.16              (7.17)               0.23
                                             -----------         ----------         -----------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                          (0.14)             (0.20)               0.00
  Distributions from net realized gain              0.00              (1.88)               0.00
                                             -----------         ----------         -----------
  Total distributions                              (0.14)             (2.08)               0.00
                                             -----------         ----------         -----------
 NET ASSET VALUE, END OF PERIOD                   $15.85             $13.83              $23.08
                                             ===========         ==========         ===========
 TOTAL RETURN/3/                                   15.81%            (33.66)%              1.01%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                  $707                $78                 $10
  Ratio of net investment income (loss)
to
   average net assets                               0.11%             (0.08)%              0.79%
  Ratio of expenses to average net
assets
   prior to waived fees and reimbursed
   expenses                                         2.11%              2.01%               2.12%
  Ratio of expenses to average net
assets
   after waived fees and expenses                   1.98%              2.00%               1.98%
  Portfolio turnover rate/4/                         106%               158%                113%


1 For the period July 31, 2007, (commencement of operations) to October 31,
  2007.
2 Calculated based upon average shares outstanding.
3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.



                                                        FINANCIAL HIGHLIGHTS 119

MID CAP GROWTH FUND
CLASS A SHARES - COMMENCED ON DECEMBER 30, 1994
For a share outstanding throughout each period


                                         OCT. 31,        OCT. 31,        OCT. 31,      OCT. 31,        OCT. 31,      SEPT. 30,
 FOR THE PERIOD ENDED:                    2009            2008            2007          2006           2005/1/         2005
 NET ASSET VALUE, BEGINNING OF
PERIOD                                      $3.55           $7.72           $6.69        $6.37           $6.50           $5.84
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)              (0.03)/2/       (0.04)/2/       (0.04)/2/    (0.05)        0.00/2/           (0.07)/2/
  Net realized and unrealized
   gain (loss) on investments                0.97           (2.82)           1.95         0.92           (0.13)           1.16
                                          ----------      ----------       ---------    ------        --------         ----------
  Total from investment
   operations                                0.94           (2.86)           1.91         0.87           (0.13)           1.09
                                          ----------      ----------       ---------    ------        --------         ----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                         0.00            0.00            0.00         0.00            0.00            0.00
  Distributions from net
   realized gain                             0.00           (1.31)          (0.88)       (0.55)           0.00           (0.43)
                                          ----------      ----------       ---------    ------        --------         ----------
  Total distributions                        0.00           (1.31)          (0.88)       (0.55)           0.00           (0.43)
                                          ----------      ----------       ---------    ------        --------         ----------
 NET ASSET VALUE, END OF PERIOD             $4.49           $3.55           $7.72        $6.69           $6.37           $6.50
                                          ==========      ==========       =========    ======        ========         ==========
 TOTAL RETURN/3/                            26.48%         (43.67)%         31.90%       14.38%          (2.00)%         19.17%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                 $70,247         $61,048        $128,502      $103,816        $107,706       $111,103
  Ratio of net investment
   income (loss) to average
   net assets                               (0.71)%         (0.78)%         (0.60)%      (0.69)%         (0.96)%         (1.19)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses                                  1.51%           1.45%           1.42%        1.48%           1.41%           1.42%
  Ratio of expenses to average
   net assets after waived
   fees and expenses                         1.35%           1.40%           1.40%        1.40%           1.40%           1.41%
  Portfolio turnover rate/4/                   68%             86%            116%         123%             13%            143%


1 The Fund changed its fiscal year-end from September 30 to October 31.
2 Calculated based upon average shares outstanding.
3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

 120 FINANCIAL HIGHLIGHTS

MID CAP GROWTH FUND
CLASS B SHARES - COMMENCED ON JUNE 9, 2003
For a share outstanding throughout each period


                                         OCT. 31,        OCT. 31,      OCT. 31,         OCT. 31,      OCT. 31,      SEPT. 30,
 FOR THE PERIOD ENDED:                    2009            2008          2007             2006        2005/1/          2005
 NET ASSET VALUE, BEGINNING OF
PERIOD                                      $3.25           $7.24         $6.37            $6.13         $6.26          $5.68
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)              (0.05)/2/       (0.08)/2/     (0.09)/2/        (0.11)        (0.01)/2/      (0.12)/2/
  Net realized and unrealized
   gain (loss) on investments                0.87           (2.60)         1.84             0.90         (0.12)          1.13
                                          ----------      ----------    ----------       -------       ----------     ----------
  Total from investment
   operations                                0.82           (2.68)         1.75             0.79         (0.13)          1.01
                                          ----------      ----------    ----------       -------       ----------     ----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                         0.00            0.00          0.00             0.00          0.00           0.00
  Distributions from net
   realized gain                             0.00           (1.31)        (0.88)           (0.55)         0.00          (0.43)
                                          ----------      ----------    ----------       -------       ----------     ----------
  Total distributions                        0.00           (1.31)        (0.88)           (0.55)         0.00          (0.43)
                                          ----------      ----------    ----------       -------       ----------     ----------
 NET ASSET VALUE, END OF PERIOD             $4.07           $3.25         $7.24            $6.37         $6.13          $6.26
                                          ==========      ==========    ==========       =======       ==========     ==========
 TOTAL RETURN/3/                            25.23%         (44.17)%       30.86%           13.58%        (2.08)%        18.25%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                  $1,740          $2,295        $7,109           $7,482        $8,355         $8,829
  Ratio of net investment
   income (loss) to average
   net assets                               (1.45)%         (1.54)%       (1.36)%          (1.43)%       (1.71)%        (2.00)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses                                  2.25%           2.20%         2.17%            2.23%         2.16%          2.17%
  Ratio of expenses to average
   net assets after waived
   fees and expenses                         2.10%           2.15%         2.15%            2.15%         2.15%          2.16%
  Portfolio turnover rate/4/                   68%             86%          116%             123%           13%           143%


1 The Fund changed its fiscal year-end from September 30 to October 31.
2 Calculated based upon average shares outstanding.
3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

                                                        FINANCIAL HIGHLIGHTS 121

MID CAP GROWTH FUND
CLASS C SHARES - COMMENCED ON JUNE 9, 2003
For a share outstanding throughout each period


                                         OCT. 31,        OCT. 31,      OCT. 31,         OCT. 31,      OCT. 31,      SEPT. 30,
 FOR THE PERIOD ENDED:                    2009            2008          2007             2006        2005/1/          2005
 NET ASSET VALUE, BEGINNING OF
PERIOD                                      $3.25           $7.23         $6.36            $6.13         $6.26          $5.68
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)              (0.05)/2/       (0.08)/2/     (0.09)/2/        (0.09)        (0.01)/2/      (0.12)/2/
  Net realized and unrealized
   gain (loss) on investments                0.86           (2.59)         1.84             0.87         (0.12)          1.13
                                          ----------      ----------    ----------       -------       ----------     ----------
  Total from investment
   operations                                0.81           (2.67)         1.75             0.78         (0.13)          1.01
                                          ----------      ----------    ----------       -------       ----------     ----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                         0.00            0.00          0.00             0.00          0.00           0.00
  Distributions from net
   realized gain                             0.00           (1.31)        (0.88)           (0.55)         0.00          (0.43)
                                          ----------      ----------    ----------       -------       ----------     ----------
  Total distributions                        0.00           (1.31)        (0.88)           (0.55)         0.00          (0.43)
                                          ----------      ----------    ----------       -------       ----------     ----------
 NET ASSET VALUE, END OF PERIOD             $4.06           $3.25         $7.23            $6.36         $6.13          $6.26
                                          ==========      ==========    ==========       =======       ==========     ==========
 TOTAL RETURN/3/                            24.92%         (44.07)%       30.91%           13.40%        (2.08)%        18.25%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                  $2,292          $1,701        $2,693           $1,950        $1,648         $1,657
  Ratio of net investment
   income (loss) to average
   net assets                               (1.46)%         (1.53)%       (1.36)%          (1.45)%       (1.71)%        (2.00)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses                                  2.26%           2.19%         2.17%            2.23%         2.16%          2.17%
  Ratio of expenses to average
   net assets after waived
   fees and expenses                         2.10%           2.15%         2.15%            2.15%         2.15%          2.16%
  Portfolio turnover rate/4/                   68%             86%          116%             123%           13%           143%


1 The Fund changed its fiscal year-end from September 30 to October 31. 2 Calculated based upon average shares outstanding.

3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

 122 FINANCIAL HIGHLIGHTS

OPPORTUNITY FUND
CLASS A SHARES (EFFECTIVE JUNE 20, 2008, ADVISOR CLASS WAS RENAMED CLASS A) - COMMENCED ON FEBRUARY 24, 2000
For a share outstanding throughout each period


                                      OCT. 31,        OCT. 31,       OCT. 31,      OCT. 31,         OCT. 31,         DEC. 31,
 FOR THE PERIOD ENDED:                 2009            2008           2007          2006           2005/1/            2004
 NET ASSET VALUE, BEGINNING OF
PERIOD                                  $23.24         $45.42         $47.74        $46.57           $45.71           $38.94
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)         0.07/2/        0.08/2/        0.24/2/          0.23            (0.12)/2/        (0.34)
  Net realized and unrealized
   gain (loss) on investments             5.50         (15.15)          5.94          5.87             0.98             7.11
                                     ---------      ---------      ---------      --------         -----------      --------
  Total from investment
   operations                             5.57         (15.07)          6.18          6.10             0.86             6.77
                                     ---------      ---------      ---------      --------         -----------      --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                      0.00          (0.47)         (0.06)         0.00             0.00             0.00
  Distributions from net
   realized gain                          0.00          (6.47)         (8.44)        (4.93)            0.00             0.00
  Return of Capital                       0.00          (0.17)          0.00          0.00             0.00             0.00
                                     ---------      ---------      ---------      --------         -----------      --------
  Total distributions                     0.00          (7.11)         (8.50)        (4.93)            0.00             0.00
                                     ---------      ---------      ---------      --------         -----------      --------
 NET ASSET VALUE, END OF PERIOD         $28.81         $23.24         $45.42        $47.74           $46.57           $45.71
                                     =========      =========      =========      ========         ===========      ========
 TOTAL RETURN/3/                         23.97%        (38.55)%        14.89%        13.86%            1.88%           17.39%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                              $21,108        $20,695        $44,558       $51,489         $119,986          $137,439
  Ratio of net investment
   income (loss) to average
   net assets                             0.28%          0.22%          0.55%         0.39%           (0.49)%          (0.76)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses                               1.35%          1.34%          1.36%         1.30%            1.42%            1.60%
  Ratio of expenses to average
   net assets after waived
   fees and expenses                      1.29%          1.29%          1.29%         1.29%            1.40%            1.56%
  Portfolio turnover rate/4/                55%            73%            56%           39%              35%              42%


1 The Fund changed its fiscal year-end from December 31 to October 31.
2 Calculated based upon average shares outstanding.
3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

                                                        FINANCIAL HIGHLIGHTS 123

OPPORTUNITY FUND
CLASS C SHARES - COMMENCED ON MARCH 31, 2008
For a share outstanding throughout each period


                                                      OCT. 31,                  OCT. 31,
 FOR THE PERIOD ENDED:                               2009                    2008/1/
 NET ASSET VALUE, BEGINNING OF PERIOD                  $23.66                    $33.56
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                          (0.17)/2/                 (0.06)/2/
  Net realized and unrealized gain
(loss)
   on investments                                        5.63                     (9.84)
                                                 ---------------           ---------------
  Total from investment operations                       5.46                     (9.90)
                                                 ---------------           ---------------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                                0.00                      0.00
  Distributions from net realized gain                   0.00                      0.00
  Total distributions                                    0.00                      0.00
                                                 ---------------           ---------------
 NET ASSET VALUE, END OF PERIOD                        $29.12                    $23.66
                                                 ===============           ===============
 TOTAL RETURN/3/                                        23.08%                   (29.50)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                       $150                        $7
  Ratio of net investment income (loss)
to
   average net assets                                   (0.63)%                   (0.33)%
  Ratio of expenses to average net
assets
   prior to waived fees and reimbursed
   expenses                                              2.08%                     2.10%
  Ratio of expenses to average net
assets
   after waived fees and expenses                        2.04%                     2.04%
  Portfolio turnover rate/4/                               55%                       73%


1 For the period March 31, 2008, (commencement of operations) to October 31,
  2008.
2 Calculated based upon average shares outstanding.
3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.



 124 FINANCIAL HIGHLIGHTS

SMALL CAP DISCIPLINED FUND
CLASS A SHARES - COMMENCED ON MARCH 31, 2008
For a share outstanding throughout each period


                                                      OCT. 31,                OCT. 31,
 FOR THE PERIOD ENDED:                               2009                  2008/1/
 NET ASSET VALUE, BEGINNING OF PERIOD                  $11.08                  $13.72
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                          (0.02)/2/             0.00/2/
  Net realized and unrealized gain
(loss)
   on investments                                        0.47                   (2.64)
                                                 ---------------        -------------
  Total from investment operations                       0.45                   (2.64)
                                                 ---------------        -------------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                                0.00                    0.00
  Distributions from net realized gain                   0.00                    0.00
  Return of Capital                                     (0.01)                   0.00
                                                 ---------------        -------------
  Total distributions                                   (0.01)                   0.00
                                                 ---------------        -------------
 NET ASSET VALUE, END OF PERIOD                        $11.52                  $11.08
                                                 ===============        =============
 TOTAL RETURN/3/                                         4.09%                 (19.24)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                       $290                     $29
  Ratio of net investment income (loss)
to
   average net assets                                   (0.17)%                  0.01%
  Ratio of expenses to average net
assets
   prior to waived fees and reimbursed
   expenses                                              1.57%                   1.55%
  Ratio of expenses to average net
assets
   after waived fees and expenses                        1.45%                   1.45%
  Portfolio turnover rate/4/                               64%                     77%


1 For the period March 31, 2008, (commencement of operations) to October 31,
  2008.
2 Calculated based upon average shares outstanding.
3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

                                                        FINANCIAL HIGHLIGHTS 125

SMALL CAP DISCIPLINED FUND
CLASS C SHARES - COMMENCED ON MARCH 31, 2008
For a share outstanding throughout each period


                                                      OCT. 31,                  OCT. 31,
 FOR THE PERIOD ENDED:                               2009                    2008/1/
 NET ASSET VALUE, BEGINNING OF PERIOD                  $10.95                    $13.61
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                          (0.09)/2/                 (0.06)/2/
  Net realized and unrealized gain
(loss)
   on investments                                        0.45                     (2.60)
                                                 ---------------           ---------------
  Total from investment operations                       0.36                     (2.66)
                                                 ---------------           ---------------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                                0.00                      0.00
  Distributions from net realized gain                   0.00                      0.00
                                                 ---------------           ---------------
  Total distributions                                    0.00                      0.00
                                                 ---------------           ---------------
 NET ASSET VALUE, END OF PERIOD                        $11.31                    $10.95
                                                 ===============           ===============
 TOTAL RETURN/3/                                         3.29%                   (19.54)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                       $132                       $26
  Ratio of net investment income (loss)
to
   average net assets                                   (0.90)%                   (0.76)%
  Ratio of expenses to average net
assets
   prior to waived fees and reimbursed
   expenses                                              2.31%                     2.33%
  Ratio of expenses to average net
assets
   after waived fees and expenses                        2.20%                     2.20%
  Portfolio turnover rate/4/                               64%                       77%


1 For the period March 31, 2008, (commencement of operations) to October 31,
  2008.
2 Calculated based upon average shares outstanding.
3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.



 126 FINANCIAL HIGHLIGHTS

SMALL CAP GROWTH FUND
CLASS A SHARES - COMMENCED ON JULY 13, 1990
For a share outstanding throughout each period


                                        OCT. 31,           OCT. 31,        OCT. 31,       OCT. 31,     OCT. 31,    SEPT. 30,
 FOR THE PERIOD ENDED:                   2009               2008            2007           2006        2005/1/       2005
 NET ASSET VALUE, BEGINNING OF
PERIOD                                     $7.58             $16.02          $14.03        $12.19       $12.53        $10.67
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)             (0.08)/2/          (0.10)/2/       (0.13)/2/     (0.16)       (0.02)        (0.13)/2/
  Net realized and unrealized
   gain (loss) on investments               2.73              (6.04)           3.66          2.93        (0.32)         2.18
                                          ---------         ----------      ----------    -------     --------       ----------
  Total from investment
   operations                               2.65              (6.14)           3.53          2.77        (0.34)         2.05
                                          ---------         ----------      ----------    -------     --------       ----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                        0.00               0.00            0.00          0.00         0.00          0.00
  Distributions from net
   realized gain                            0.00              (2.30)          (1.54)        (0.93)        0.00         (0.19)
                                          ---------         ----------      ----------    -------     --------       ----------
  Total distributions                       0.00              (2.30)          (1.54)        (0.93)        0.00         (0.19)
                                          ---------         ----------      ----------    -------     --------       ----------
 NET ASSET VALUE, END OF PERIOD           $10.23              $7.58          $16.02        $14.03       $12.19        $12.53
                                         ==========         ==========      ==========    =======     ========       ==========
 TOTAL RETURN/3/                           34.96%            (43.80)%         27.63%        23.82%       (2.71)%       19.31%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                               $164,636           $115,579        $199,396       $110,813     $98,728      $102,926
  Ratio of net investment
   income (loss) to average
   net assets                              (0.93)%            (0.91)%         (0.91)%       (1.15)%      (1.27)%       (1.14)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses                                 1.51%              1.54%           1.55%         1.61%        1.56%         1.58%
  Ratio of expenses to average
   net assets after waived
   fees and expenses                        1.40%              1.40%           1.40%         1.40%        1.40%         1.40%
  Portfolio turnover rate/4/                  76%                82%            122%          142%          10%          149%


1 The Fund changed its fiscal year-end from September 30 to October 31.
2 Calculated based upon average shares outstanding.
3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

                                                        FINANCIAL HIGHLIGHTS 127

SMALL CAP GROWTH FUND
CLASS B SHARES - COMMENCED ON JUNE 9, 2003
For a share outstanding throughout each period


                                         OCT. 31,        OCT. 31,       OCT. 31,         OCT. 31,     OCT. 31,      SEPT. 30,
 FOR THE PERIOD ENDED:                    2009            2008           2007             2006        2005/1/         2005
 NET ASSET VALUE, BEGINNING OF
PERIOD                                      $7.18          $15.41         $13.65          $11.97       $12.31          $10.57
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)              (0.13)/2/       (0.18)/2/      (0.23)/2/       (0.28)       (0.02)          (0.22)/2/
  Net realized and unrealized
   gain (loss) on investments                2.57           (5.75)          3.53            2.89        (0.32)           2.15
                                          ----------     -----------    -----------     --------     --------        -----------
  Total from investment
   operations                                2.44           (5.93)          3.30            2.61        (0.34)           1.93
                                          ----------     -----------    -----------     --------     --------        -----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment Income                         0.00            0.00           0.00            0.00         0.00            0.00
  Distributions from net
   realized gain                             0.00           (2.30)         (1.54)          (0.93)        0.00           (0.19)
                                          ----------     -----------    -----------     --------     --------        -----------
  Total distributions                        0.00           (2.30)         (1.54)          (0.93)        0.00           (0.19)
                                          ----------     -----------    -----------     --------     --------        -----------
 NET ASSET VALUE, END OF PERIOD             $9.62           $7.18         $15.41          $13.65       $11.97          $12.31
                                          ==========     ===========    ===========     ========     ========        ===========
 TOTAL RETURN/3/                            33.98%         (44.24)%        26.62%          22.86%       (2.76)%         18.46%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                  $4,182          $4,648        $14,311         $20,226      $20,966         $21,940
  Ratio of net investment
   income (loss) to average
   net assets                               (1.67)%         (1.67)%        (1.70)%         (1.90)%      (2.02)%         (1.90)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses                                  2.26%           2.29%          2.30%           2.36%        2.31%           2.31%
  Ratio of expenses to average
   net assets after waived
   fees and expenses                         2.15%           2.15%          2.15%           2.15%        2.15%           2.15%
  Portfolio turnover rate/4/                   76%             82%           122%            142%          10%            149%


1 The Fund changed its fiscal year-end from September 30 to October 31.
2 Calculated based upon average shares outstanding.
3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.


 128 FINANCIAL HIGHLIGHTS

SMALL CAP GROWTH FUND

CLASS C SHARES - COMMENCED ON JUNE 9, 2003
For a share outstanding throughout each period


                                         OCT. 31,       OCT. 31,      OCT. 31,      OCT. 31,       OCT. 31,    SEPT. 30,
 FOR THE PERIOD ENDED:                    2009           2008          2007          2006          2005/1/       2005
 NET ASSET VALUE, BEGINNING OF
PERIOD                                      $7.19         $15.43        $13.66        $11.98         $12.33       $10.58
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)              (0.13)/2/      (0.18)/2/     (0.23)/2/     (0.25)         (0.02)       (0.22)/2/
  Net realized and unrealized
   gain (loss) on investments                2.58          (5.76)         3.54          2.86          (0.33)        2.16
                                          ----------    -----------   -----------   --------       --------     -----------
  Total from investment
   operations                                2.45          (5.94)         3.31          2.61          (0.35)        1.94
                                          ----------    -----------   -----------   --------       --------     -----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                         0.00           0.00          0.00          0.00           0.00         0.00
  Distributions from net
   realized gain                             0.00          (2.30)        (1.54)        (0.93)          0.00        (0.19)
                                          ----------    -----------   -----------   --------       --------     -----------
  Total distributions                        0.00          (2.30)        (1.54)        (0.93)          0.00        (0.19)
                                          ----------    -----------   -----------   --------       --------     -----------
 NET ASSET VALUE, END OF PERIOD             $9.64          $7.19        $15.43        $13.66         $11.98       $12.33
                                          ==========    ===========   ===========   ========       ========     ===========
 TOTAL RETURN/3/                            34.08%        (44.25)%       26.68%        22.84%         (2.84)%      18.42%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                  $5,252         $4,519       $10,187        $6,543         $6,008       $6,271
  Ratio of net investment
   income (loss) to average
   net assets                               (1.67)%        (1.67)%       (1.66)%       (1.90)%        (2.02)%      (1.90)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses                                  2.26%          2.27%         2.30%         2.36%          2.31%        2.31%
  Ratio of expenses to average
   net assets after waived
   fees and expenses                         2.15%          2.15%         2.15%         2.15%          2.15%        2.15%
  Portfolio turnover rate/4/                   76%            82%          122%          142%            10%         149%


1 The Fund changed its fiscal year-end from September 30 to October 31.
2 Calculated based upon average shares outstanding.
3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.


                                                        FINANCIAL HIGHLIGHTS 129

SMALL CAP VALUE FUND
CLASS A SHARES - COMMENCED ON NOVEMBER 30, 2000
For a share outstanding throughout each period


                                      OCT. 31,      OCT. 31,       OCT. 31,         OCT. 31,       OCT. 31,      DEC. 31,
 FOR THE PERIOD ENDED:                 2009          2008           2007             2006          2005/1/        2004
 NET ASSET VALUE, BEGINNING OF
PERIOD                                 $18.22         $36.28         $32.63          $31.17         $29.19         $27.40
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)        0.15/2/          (0.02)/2/      (0.15)/2/       (0.04)         (0.18)         (0.27)/2/
  Net realized and unrealized
   gain (loss) on investments            4.95         (13.25)          6.76            4.61           2.67           5.51
                                     --------        ----------     ----------      -------        -------        ----------
  Total from investment
   operations                            5.10         (13.27)          6.61            4.57           2.49           5.24
                                     --------        ----------     ----------      -------        -------        ----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                     0.00          (0.01)          0.00            0.00           0.00           0.00
  Distributions from net
   realized gain                         0.00          (4.78)         (2.96)          (3.11)         (0.51)         (3.45)
                                     --------        ----------     ----------      -------        -------        ----------
  Total distributions                    0.00          (4.79)         (2.96)          (3.11)         (0.51)         (3.45)
                                     --------        ----------     ----------      -------        -------        ----------
 NET ASSET VALUE, END OF PERIOD        $23.32         $18.22         $36.28          $32.63         $31.17         $29.19
                                     ========        ==========     ==========      =======        =======        ==========
 TOTAL RETURN/3/                        27.99%        (41.27)%        21.87%          15.44%          8.66%         19.89%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                            $438,744       $382,412       $715,334         $656,151       $606,811      $598,226
  Ratio of net investment
   income (loss) to average
   net assets                            0.79%         (0.08)%        (0.45)%         (0.15)%        (0.70)%        (0.96)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses                              1.44%          1.44%          1.44%           1.44%          1.50%          1.57%
  Ratio of expenses to average
   net assets after waived
   fees and expenses                     1.44%          1.44%          1.44%           1.43%          1.47%          1.53%
  Portfolio turnover rate/4/               27%            27%            48%             33%            33%            34%


1 The Fund changed its fiscal year-end from December 31 to October 31.
2 Calculated based upon average shares outstanding.
3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

 130 FINANCIAL HIGHLIGHTS

SMALL CAP VALUE FUND
CLASS B SHARES - COMMENCED ON NOVEMBER 30, 2000
For a share outstanding throughout each period


                                      OCT. 31,     OCT. 31,        OCT. 31,       OCT. 31,     OCT. 31,      DEC. 31,
 FOR THE PERIOD ENDED:                 2009         2008            2007           2006        2005/1/        2004
 NET ASSET VALUE, BEGINNING OF
PERIOD                                  $16.75       $33.98          $30.96        $29.92       $28.21         $26.79
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)         0.01/2/        (0.22)/2/       (0.38)/2/     (0.35)       (0.40)         (0.47)/2/
  Net realized and unrealized
   gain (loss) on investments             4.52       (12.23)           6.36          4.50         2.62           5.34
                                     ---------     -----------      ----------    -------      -------        ----------
  Total from investment
   operations                             4.53       (12.45)           5.98          4.15         2.22           4.87
                                     ---------     -----------      ----------    -------      -------        ----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                      0.00         0.00            0.00          0.00         0.00           0.00
  Distributions from net
   realized gain                          0.00        (4.78)          (2.96)        (3.11)       (0.51)         (3.45)
                                     ---------     -----------      ----------    -------      -------        ----------
  Total distributions                     0.00        (4.78)          (2.96)        (3.11)       (0.51)         (3.45)
                                     ---------     -----------      ----------    -------      -------        ----------
 NET ASSET VALUE, END OF PERIOD         $21.28       $16.75          $33.98        $30.96       $29.92         $28.21
                                     =========     ===========      ==========    =======      =======        ==========
 TOTAL RETURN/3/                         27.04%      (41.68)%         20.94%        14.61%        7.99%         18.95%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                              $46,175      $53,515        $123,492       $128,970     $133,825      $136,825
  Ratio of net investment
   income (loss) to average
   net assets                             0.03%       (0.87)%         (1.20)%       (0.91)%      (1.46)%        (1.71)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses                               2.19%        2.19%           2.19%         2.19%        2.26%          2.33%
  Ratio of expenses to average
   net assets after waived
   fees and expenses                      2.19%        2.19%           2.19%         2.18%        2.24%          2.28%
  Portfolio turnover rate/4/                27%          27%             48%           33%          33%            34%


1 The Fund changed its fiscal year-end from December 31 to October 31.
2 Calculated based upon average shares outstanding.
3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

                                                        FINANCIAL HIGHLIGHTS 131

SMALL CAP VALUE FUND
CLASS C SHARES - COMMENCED ON NOVEMBER 30, 2000
For a share outstanding throughout each period


                                      OCT. 31,       OCT. 31,         OCT. 31,         OCT. 31,       OCT. 31,      DEC. 31,
 FOR THE PERIOD ENDED:                 2009           2008             2007             2006          2005/1/        2004
 NET ASSET VALUE, BEGINNING OF
PERIOD                                  $16.80         $34.07           $31.03          $29.99         $28.27         $26.83
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)         0.01/2/          (0.22)/2/        (0.38)/2/       (0.34)         (0.44)         (0.47)/2/
  Net realized and unrealized
   gain (loss) on investments             4.53         (12.27)            6.38            4.49           2.67           5.36
                                     ---------       -----------       ----------      -------        -------        ----------
  Total from investment
   operations                             4.54         (12.49)            6.00            4.15           2.23           4.89
                                     ---------       -----------       ----------      -------        -------        ----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                      0.00           0.00             0.00            0.00           0.00           0.00
  Distributions from net
   realized gain                          0.00          (4.78)           (2.96)          (3.11)         (0.51)         (3.45)
                                     ---------       -----------       ----------      -------        -------        ----------
  Total distributions                     0.00          (4.78)           (2.96)          (3.11)         (0.51)         (3.45)
                                     ---------       -----------       ----------      -------        -------        ----------
 NET ASSET VALUE, END OF PERIOD         $21.34         $16.80           $34.07          $31.03         $29.99         $28.27
                                     =========       ===========       ==========      =======        =======        ==========
 TOTAL RETURN/3/                         27.02%        (41.69)%          20.96%          14.57%          8.01%         19.00%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                              $70,558        $69,952         $146,997         $143,872       $146,162      $157,329
  Ratio of net investment
   income (loss) to average
   net assets                             0.03%         (0.85)%          (1.20)%         (0.91)%        (1.46)%        (1.71)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses                               2.19%          2.19%            2.19%           2.19%          2.26%          2.34%
  Ratio of expenses to average
   net assets after waived
   fees and expenses                      2.19%          2.19%            2.19%           2.18%          2.24%          2.29%
  Portfolio turnover rate/4/                27%            27%              48%             33%            33%            34%


1 The Fund changed its fiscal year-end from December 31 to October 31. 2 Calculated based upon average shares outstanding.

3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

 132 FINANCIAL HIGHLIGHTS

SMALL/MID CAP VALUE FUND
CLASS A SHARES - COMMENCED ON JULY 31, 2007
For a share outstanding throughout each period


                                                OCT. 31,           OCT. 31,             OCT. 31,
 FOR THE PERIOD ENDED:                           2009              2008                2007/1/
 NET ASSET VALUE, BEGINNING OF PERIOD              $8.78            $18.19                $17.09
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                   0.11/2/           0.11/2/                 (0.02)/2/
  Net realized and unrealized gain
(loss)
   on investments                                   2.89             (7.84)                 1.12
                                              ----------        ----------            -------------
  Total from investment operations                  3.00             (7.73)                 1.10
                                              ----------        ----------            -------------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                           0.00             (0.09)                 0.00
  Distributions from net realized gain              0.00             (1.59)                 0.00
                                              ----------        ----------            -------------
  Total distributions                               0.00             (1.68)                 0.00
                                              ----------        ----------            -------------
 NET ASSET VALUE, END OF PERIOD                   $11.78             $8.78                $18.19
                                              ==========        ==========            =============
 TOTAL RETURN/3/                                   34.17%           (46.09)%                6.44%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)               $27,370           $12,859                  $444
  Ratio of net investment income (loss)
to
   average net assets                               1.12%             0.83%                (0.50)%
  Ratio of expenses to average net
assets
   prior to waived fees and reimbursed
   expenses                                         1.57%             1.55%                 1.50%
  Ratio of expenses to average net
assets
   after waived fees and expenses                   1.40%             1.40%                 1.27%
  Portfolio turnover rate/4/                          35%               43%                   89%


1 For the period July 31, 2007, (commencement of operations) to October 31,
  2007.
2 Calculated based upon average shares outstanding.
3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

                                                        FINANCIAL HIGHLIGHTS 133

SMALL/MID CAP VALUE FUND
CLASS C SHARES - COMMENCED ON JULY 31, 2007
For a share outstanding throughout each period


                                                 OCT. 31,           OCT. 31,              OCT. 31,
 FOR THE PERIOD ENDED:                           2009                2008                2007/1/
 NET ASSET VALUE, BEGINNING OF PERIOD               $8.72             $18.15                $17.09
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                    0.04/2/            0.02/2/                 (0.06)/2/
  Net realized and unrealized gain
(loss)
   on investments                                    2.86              (7.81)                 1.12
                                              -----------        -----------            -------------
  Total from investment operations                   2.90              (7.79)                 1.06
                                              -----------        -----------            -------------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                            0.00              (0.05)                 0.00
  Distributions from net realized gain               0.00              (1.59)                 0.00
                                              -----------        -----------            -------------
  Total distributions                                0.00              (1.64)                 0.00
                                              -----------        -----------            -------------
 NET ASSET VALUE, END OF PERIOD                    $11.62              $8.72                $18.15
                                              ===========        ===========            =============
 TOTAL RETURN/3/                                    33.26%            (46.46)%                6.20%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                 $9,052             $4,700                   $45
  Ratio of net investment income (loss)
to
   average net assets                                0.40%              0.16%                (1.32)%
  Ratio of expenses to average net
assets
   prior to waived fees and reimbursed
   expenses                                          2.26%              2.30%                 2.27%
  Ratio of expenses to average net
assets
   after waived fees and expenses                    2.11%              2.15%                 2.10%
  Portfolio turnover rate/4/                           35%                43%                   89%


1 For the period July 31, 2007, (commencement of operations) to October 31,
  2007.
2 Calculated based upon average shares outstanding.

3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.
     ^

 134 FINANCIAL HIGHLIGHTS

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on each Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period. The Report of Independent Registered Public Accounting Firm and each Fund's audited financial statements included in the Fund's most recent annual report are incorporated by reference into this Prospectus.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

On the Internet:
www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]




                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                             030SCR / P201 03-10
                                                          ICA Reg. No. 811-09253
(Copyright) 2010 Wells Fargo Funds Management, LLC. All rights reserved.

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]

                                 MARCH 1, 2010

                                   Prospectus

                              Administrator Class

WELLS FARGO ADVANTAGE FUNDS (Reg. TM) -  SMALL AND MID CAP STOCK FUNDS

C&B Mid Cap Value Fund -  CBMIX

Discovery Fund -  WFDDX

Enterprise Fund -  SEPKX

Mid Cap Disciplined Fund -  WFMDX

Mid Cap Growth Fund -  WMCGX

Opportunity Fund -  WOFDX

Small Cap Disciplined Fund -  WFSDX

Small Cap Growth Fund -  WMNIX

Small Cap Opportunities Fund -  NVSOX

Small/Mid Cap Value Fund -  WWMDX

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

FUND SUMMARIES
A SUMMARY OF INFORMATION ABOUT EACH FUND, INCLUDING: INVESTMENT OBJECTIVE, FEES AND EXPENSES, PORTFOLIO TURNOVER, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, MANAGEMENT OF THE FUND, TRANSACTION POLICIES AND TAX INFORMATION



C&B Mid Cap Value Fund Summary              3
Discovery Fund Summary                      7
Enterprise Fund Summary                    11
Mid Cap Disciplined Fund Summary           15
Mid Cap Growth Fund Summary                19
Opportunity Fund Summary                   23
Small Cap Disciplined Fund Summary         27
Small Cap Growth Fund Summary              31
Small Cap Opportunities Fund Summary       35
Small/Mid Cap Value Fund Summary           39
Summary of Other Important Information     43
   Regarding Purchase and Sale of Fund
  Shares


--------------------------------------------------------------------------------


THE FUNDS
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENTS, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS



Key Fund Information                       45
C&B Mid Cap Value Fund                     46
Discovery Fund                             48
Enterprise Fund                            50
Mid Cap Disciplined Fund                   52
Mid Cap Growth Fund                        54
Opportunity Fund                           56
Small Cap Disciplined Fund                 58
Small Cap Growth Fund                      60
Small Cap Opportunities Fund               62
Small/Mid Cap Value Fund                   64
Description of Principal Investment        66
  Risks
Portfolio Holdings Information             69


--------------------------------------------------------------------------------


ORGANIZATION AND MANAGEMENT OF
THE FUNDS
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY




Organization and Management of the Funds   70
About Wells Fargo Funds Trust              70
The Investment Adviser                     70
The Sub-Advisers and Portfolio Managers    71
Dormant Multi-Manager Arrangement          76


--------------------------------------------------------------------------------


YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO BUY, SELL AND EXCHANGE FUND SHARES



Compensation to Dealers and Shareholder    77
   Servicing Agents
Pricing Fund Shares                        78
How to Buy Shares                          79
How to Sell Shares                         81
How to Exchange Shares                     83
Account Policies                           85

TABLE OF CONTENTS
--------------------------------------------------------------------------------



OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS



Distributions                              87
Taxes                                      87
Additional Performance Information         88
Financial Highlights                       91
For More Information               Back Cover



^

C&B MID CAP VALUE FUND SUMMARY
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The C&B Mid Cap Value Fund seeks maximum long-term total return (current income and capital appreciation), consistent with minimizing risk to principal.

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund.



 SHAREHOLDER FEES (fees paid directly
  from your investments)
  Maximum sales charge (load) imposed              None
  on purchases
  Maximum deferred sales charge (load)             None



               ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
  Management Fees                                 0.75%
  Distribution (12b-1) Fees                       0.00%
  Other Expenses                                  0.52%
  Acquired Fund Fees and Expenses                 0.01%
  TOTAL ANNUAL FUND OPERATING EXPENSES            1.28%
  Fee Waivers                                     0.12%
  TOTAL ANNUAL FUND OPERATING EXPENSES            1.16%
  AFTER FEE WAIVER/1/



1 The adviser has committed through February 28, 2011, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Funds' net operating expenses , excluding brokerage commissions, interest, taxes, extraordinary expenses and the expenses of any money market fund or other fund held by the Fund, do not exceed the net operating expense ratio of 1.15%. The committed net operating expense ratio may be increased or terminated only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated below and then either redeem all of your shares at the end of these periods or continue to hold them; your investment has a 5% return each year; and the Fund's operating expenses remain the same, although your actual costs may be higher or lower.



   1 Year      $  118
   3 Years     $  394
   5 Years     $  691
  10 Years     $1,535


                                                C&B MID CAP VALUE FUND SUMMARY 3

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 47% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES

We invest principally in equity securities of mid-capitalization companies, which we define as securities of companies with market capitalizations ranging from $500 million to $10 billion. We manage a relatively focused portfolio of 30 to 50 companies that enables us to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We select securities for the portfolio based on an analysis of a company's financial characteristics and an assessment of the quality of a company's management. In selecting a company,we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections.We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company's top management, customers and suppliers.We believe our assessment of business quality and emphasis on valuation will protect the portfolio's assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets.We regularly review the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamentals of the business, or we have identified a more attractive investment opportunity.

PRINCIPAL INVESTMENT RISKS

COUNTER-PARTY RISK. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.

DERIVATIVES RISK. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.

ISSUER RISK. The value of a security may decline because of adverse events or circumstances that directly relate to conditions at the issuer or any entity providing it credit or liquidity support.


ISSUER CONCENTRATION RISK. Since the Fund tends to invest in a smaller number of stocks than do many other similar mutual funds, changes in the value of individual stocks held by the Fund may have a larger impact on the Fund's net asset value than if the Fund were more broadly invested.


LEVERAGE RISK. Leverage created by borrowing or investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value.


LIQUIDITY RISK. A security may not be able to be sold at the time desired without adversely affecting the price.


MANAGEMENT RISK. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss. An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

REGULATORY RISK. Changes in government regulations may adversely affect the value of a security.

SMALLER COMPANY SECURITIES RISK. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than larger company stocks.


VALUE STYLE INVESTMENT RISK. Value stocks may lose value quickly and may be subject to prolonged depressed valuations.


 4 C&B MID CAP VALUE FUND SUMMARY

--------------------------------------------------------------------------------
PERFORMANCE

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.


[GRAPHIC APPEARS HERE]


                   CALENDAR YEAR TOTAL RETURNS AS OF 12/31 EACH YEAR
                    ADMINISTRATOR CLASS (Incepted on July 26, 2004)
 2000           2001        2002        2003        2004     2005        2006        2007      2008       2009
41.03%         25.16%       -9.50%     38.99%      11.08%    6.22%      25.82%      -8.78%    -33.61%    28.99%



             BEST AND WORST QUARTER
  Best Quarter:       Q2    2003       20.24%
  Worst Quarter:      Q4    2008      -23.47%



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/09                              1 YEAR          5 YEAR       10 YEARS
 ADMINISTRATOR CLASS (Incepted on July      28.99%           0.87%        9.92%
  26, 2004)
  Returns Before Taxes
 ADMINISTRATOR CLASS (Incepted on July      28.75%          -0.93%        8.39%
  26, 2004)
  Returns After Taxes on Distributions
 ADMINISTRATOR CLASS (Incepted on July      18.84%           0.39%        8.29%
  26, 2004)
  Returns After Taxes on Distributions
and Sale of Fund Shares
 RUSSELL MIDCAP (Reg. TM) VALUE INDEX       34.21%           1.98%        7.58%
  (reflects no deduction for expenses
  or taxes)



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.


                                                C&B MID CAP VALUE FUND SUMMARY 5

FUND MANAGEMENT

  INVESTMENT
   ADVISER
 Wells Fargo
Funds
Management,
LLC


 SUB-ADVISER             PORTFOLIO MANAGER, TITLE/MANAGED SINCE
 Cooke & Bieler, L.P.    KERMIT S. ECK, CFA, Portfolio Manager / 1998
                        DAREN C. HEITMAN, CFA, Portfolio Manager / 2005
                        STEVE LYONS, CFA, Portfolio Manager / 2009
                        MICHAEL M. MEYER, CFA, Portfolio Manager / 1998
                        EDWARD O'CONNOR, CFA, Portfolio Manager / 2002
                        R. JAMES O'NEIL, CFA, Portfolio Manager / 1998
                        MEHUL TRIVEDI, CFA, Portfolio Manager / 1998



For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Summary of Other Important Information Regarding Purchase and Sale of Fund Shares" beginning on page 43 of the Prospectus.


 6 C&B MID CAP VALUE FUND SUMMARY

DISCOVERY FUND SUMMARY
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Discovery Fund seeks long-term capital appreciation.

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund.



 SHAREHOLDER FEES (fees paid directly
  from your investments)
  Maximum sales charge (load) imposed              None
  on purchases
  Maximum deferred sales charge (load)             None



               ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
  Management Fees                                 0.75%
  Distribution (12b-1) Fees                       0.00%
  Other Expenses                                  0.50%
  Acquired Fund Fees and Expenses                 0.01%
  TOTAL ANNUAL FUND OPERATING EXPENSES            1.26%
  Fee Waivers                                     0.10%
  TOTAL ANNUAL FUND OPERATING EXPENSES            1.16%
  AFTER FEE WAIVER/1/



1 The adviser has committed through February 28, 2011, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Funds' net operating expenses , excluding brokerage commissions, interest, taxes, extraordinary expenses and the expenses of any money market fund or other fund held by the Fund, do not exceed the net operating expense ratio of 1.15%. The committed net operating expense ratio may be increased or terminated only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated below and then either redeem all of your shares at the end of these periods or continue to hold them; your investment has a 5% return each year; and the Fund's operating expenses remain the same, although your actual costs may be higher or lower.



   1 Year      $           118
   3 Years     $           390
   5 Years     $           682
  10 Years     $         1,514


                                                        DISCOVERY FUND SUMMARY 7

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 221% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES

We invest in equity securities of small- and medium-capitalization companies that we believe offer favorable opportunities for growth.We define small- and medium capitalization companies as those with market capitalizations at the time of purchase within the range of Russell Midcap (Reg. TM) Index, which ranged from $829 million to $12.2 billion as of May 30, 2009, and is expected to change frequently.We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We seek to identify companies that have the prospect for improving sales and earnings growth rates, enjoy a competitive advantage (for example, dominant market share) and that we believe have effective management with a history of making investments that are in the best interests of shareholders (for example, companies with a history of earnings and sales growth that are in excess of total asset growth). We pay particular attention to balance sheet metrics such as changes in working capital, property, plant and equipment growth, inventory levels, accounts receivable, and acquisitions. We also look at how management teams allocate capital in order to drive future cash flow. We typically use a discounted cash flow model to assess a firm's intrinsic value in order to set price objectives. In addition to meeting with management, we take a surround the company approach by surveying a company's vendors, distributors, competitors and customers to obtain multiple perspectives that help us make better investment decisions. Portfolio holdings are continuously monitored for changes in fundamentals. The team seeks a favorable risk/reward relationship to fair valuation, which we define as the value of the company (i.e. our price target for the stock) relative to where the stock is currently trading. We may invest in any sector, and at times we may emphasize one or more particular sectors. We may choose to sell a holding when it no longer offers favorable growth prospects or to take advantage of a better investment opportunity. We may actively trade portfolio securities.

PRINCIPAL INVESTMENT RISKS

ACTIVE TRADING RISK. Frequent trading will result in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

COUNTER-PARTY RISK. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.

DERIVATIVES RISK. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.

FOREIGN INVESTMENT RISK. Foreign investments face the potential of heightened illiquidity, greater price volatility and adverse effects of political, regulatory, tax, currency, economic or other macroeconomic developments.

GROWTH STYLE INVESTMENT RISK. Growth stocks may be more expensive relative to the values of other stocks and carry potential for significant volatility and loss.

ISSUER RISK. The value of a security may decline because of adverse events or circumstances that directly relate to conditions at the issuer or any entity providing it credit or liquidity support.

LEVERAGE RISK. Leverage created by borrowing or investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value.


LIQUIDITY RISK. A security may not be able to be sold at the time desired without adversely affecting the price.


MANAGEMENT RISK. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss. An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

REGULATORY RISK. Changes in government regulations may adversely affect the value of a security.

SMALLER COMPANY SECURITIES RISK. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than larger company stocks.

 8 DISCOVERY FUND SUMMARY

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.


[GRAPHIC APPEARS HERE]


                   CALENDAR YEAR TOTAL RETURNS AS OF 12/31 EACH YEAR
                    ADMINISTRATOR CLASS (Incepted on April 11, 2005)
2000                   2001         2002        2003        2004    2005        2006       2007      2008       2009
3.97%                  4.17%       -12.12%     38.34%      15.69%   7.54%      13.27%      22.22%    -43.48%    38.66%



             BEST AND WORST QUARTER
  Best Quarter:       Q2    2008       17.58%
  Worst Quarter:      Q4    2008      -29.30%



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/09                                1 YEAR       5 YEAR       10 YEARS
 ADMINISTRATOR CLASS (Incepted on April      38.66%        3.13%          5.92%
  11, 2005)
  Returns Before Taxes
 ADMINISTRATOR CLASS (Incepted on April      38.66%        1.79%          4.59%
  11, 2005)
  Returns After Taxes on Distributions
 ADMINISTRATOR CLASS (Incepted on April      25.13%        2.40%          4.69%
  11, 2005)
  Returns After Taxes on Distributions
and Sale of Fund Shares
 RUSSELL 2500TM GROWTH INDEX                 41.66%        2.00%         -0.18%
  (reflects no deduction for expenses
  or taxes)



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.


                                                        DISCOVERY FUND SUMMARY 9

FUND MANAGEMENT

  INVESTMENT
   ADVISER
 Wells Fargo
Funds
Management,
LLC

 SUB-ADVISER      PORTFOLIO MANAGER, TITLE/MANAGED SINCE
 Wells Capital    JAMES M. LEACH, CFA, Portfolio Manager / 2003
 Management      THOMAS J. PENCE, CFA, Portfolio Manager / 2001
 Incorporated


For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Summary of Other Important Information Regarding Purchase and Sale of Fund Shares" beginning on page 43 of the Prospectus.


 10 DISCOVERY FUND SUMMARY

ENTERPRISE FUND SUMMARY
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Enterprise Fund seeks long-term capital appreciation.

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund.



 SHAREHOLDER FEES (fees paid directly
  from your investments)
  Maximum sales charge (load) imposed              None
  on purchases
  Maximum deferred sales charge (load)             None



               ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
  Management Fees                                 0.75%
  Distribution (12b-1) Fees                       0.00%
  Other Expenses                                  0.51%
  Acquired Fund Fees and Expenses                 0.01%
  TOTAL ANNUAL FUND OPERATING EXPENSES            1.27%
  Fee Waivers                                     0.11%
  TOTAL ANNUAL FUND OPERATING EXPENSES            1.16%
  AFTER FEE WAIVER/1/



1 The adviser has committed through February 28, 2011, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Funds' net operating expenses , excluding brokerage commissions, interest, taxes, extraordinary expenses and the expenses of any money market fund or other fund held by the Fund, do not exceed the net operating expense ratio of 1.15%. The committed net operating expense ratio may be increased or terminated only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated below and then either redeem all of your shares at the end of these periods or continue to hold them; your investment has a 5% return each year; and the Fund's operating expenses remain the same, although your actual costs may be higher or lower.



   1 Year      $           118
   3 Years     $           392
   5 Years     $           686
  10 Years     $         1,524


                                                      ENTERPRISE FUND SUMMARY 11

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 203% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES

We invest in equity securities of companies of any size, although we invest principally in the equity securities of medium-capitalization companies. We define medium-capitalization companies as securities of companies with market capitalization within the range of the Russell Midcap (Reg. TM) Index, which ranged from $829 million to $12.2 billion as of May 30, 2009, and is expected to change frequently. We may also invest in foreign securities through ADRs and similar investments. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We seek to identify companies that have the prospect for improving sales and earnings growth rates, enjoy a competitive advantage (for example, dominant market share) and that we believe have effective management with a history of making investments that are in the best interests of shareholders (for example, companies with a history of earnings and sales growth that are in excess of total asset growth).We pay particular attention to balance sheet metrics such as changes in working capital, property, plant and equipment growth, inventory levels, accounts receivable, and acquisitions.We also look at how management teams allocate capital in order to drive future cash flow.We typically use a discounted cash flow model to assess a firm's intrinsic value in order to set price objectives. In addition to meeting with management, we take a surround the company approach by surveying a company's vendors, distributors, competitors and customers to obtain multiple perspectives that help us make better investment decisions. Portfolio holdings are continuously monitored for changes in fundamentals. The team seeks a favorable risk/reward relationship to fair valuation, which we define as the value of the company (i.e., our price target for the stock) relative to where the stock is currently trading.We may invest in any sector, and at times we may emphasize one or more particular sectors.We may choose to sell a holding when it no longer offers favorable growth prospects or to take advantage of a better investment opportunity.We may actively trade portfolio securities.

PRINCIPAL INVESTMENT RISKS

ACTIVE TRADING RISK. Frequent trading will result in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

COUNTER-PARTY RISK. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.
DERIVATIVES RISK. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.

FOREIGN INVESTMENT RISK. Foreign investments face the potential of heightened illiquidity, greater price volatility and adverse effects of political, regulatory, tax, currency, economic or other macroeconomic developments.

GROWTH STYLE INVESTMENT RISK. Growth stocks may be more expensive relative to the values of other stocks and carry potential for significant volatility and loss.

ISSUER RISK. The value of a security may decline because of adverse events or circumstances that directly relate to conditions at the issuer or any entity providing it credit or liquidity support.

LEVERAGE RISK. Leverage created by borrowing or investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value.


LIQUIDITY RISK. A security may not be able to be sold at the time desired without adversely affecting the price.


MANAGEMENT RISK. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss. An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

REGULATORY RISK. Changes in government regulations may adversely affect the value of a security.

SMALLER COMPANY SECURITIES RISK. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than larger company stocks.

 12 ENTERPRISE FUND SUMMARY

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.


[GRAPHIC APPEARS HERE]


                    CALENDAR YEAR TOTAL RETURNS AS OF 12/31 EACH YEAR
                    ADMINISTRATOR CLASS (Incepted on August 30, 2002)
  2000              2001         2002        2003        2004            2005        2006       2007      2008       2009
-29.77%            -21.96%      -28.00%     37.89%      15.38%           9.11%      12.29%      18.09%    -46.20%    40.53%



             BEST AND WORST QUARTER
  Best Quarter:       Q3    2009       17.48%
  Worst Quarter:      Q4    2008      -28.86%



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/09                               1 YEAR       5 YEAR       10 YEARS
 ADMINISTRATOR CLASS (Incepted on           40.53%        1.81%        -3.69%
  August 30, 2002)
  Returns Before Taxes
 ADMINISTRATOR CLASS (Incepted on           40.53%        1.81%        -3.76%
  August 30, 2002)
  Returns After Taxes on Distributions
 ADMINISTRATOR CLASS (Incepted on           26.34%        1.55%        -3.09%
  August 30, 2002)
  Returns After Taxes on Distributions
and Sale of Fund Shares
 RUSSELL MIDCAP (Reg. TM) GROWTH INDEX      46.29%        2.40%        -0.52%
  (reflects no deduction for expenses
  or taxes)



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.


                                                      ENTERPRISE FUND SUMMARY 13

FUND MANAGEMENT

  INVESTMENT
   ADVISER
 Wells Fargo
Funds
Management,
LLC

 SUB-ADVISER      PORTFOLIO MANAGER, TITLE/MANAGED SINCE
 Wells Capital    JAMES M. LEACH, CFA, Portfolio Manager / 2007
 Management      THOMAS J. PENCE, CFA, Portfolio Manager / 2000
 Incorporated


For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Summary of Other Important Information Regarding Purchase and Sale of Fund Shares" beginning on page 43 of the Prospectus.


 14 ENTERPRISE FUND SUMMARY

MID CAP DISCIPLINED FUND SUMMARY
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Mid Cap Disciplined Fund seeks long-term capital appreciation.

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund.



 SHAREHOLDER FEES (fees paid directly
  from your investments)
  Maximum sales charge (load) imposed              None
  on purchases
  Maximum deferred sales charge (load)             None



               ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
  Management Fees                                 0.74%
  Distribution (12b-1) Fees                       0.00%
  Other Expenses                                  0.45%
  Acquired Fund Fees and Expenses                 0.01%
  TOTAL ANNUAL FUND OPERATING EXPENSES            1.20%
  Fee Waivers                                     0.04%
  TOTAL ANNUAL FUND OPERATING EXPENSES            1.16%
  AFTER FEE WAIVER/1/



1 The adviser has committed through February 28, 2011, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Funds' net operating expenses , excluding brokerage commissions, interest, taxes, extraordinary expenses and the expenses of any money market fund or other fund held by the Fund, do not exceed the net operating expense ratio of 1.15%. The committed net operating expense ratio may be increased or terminated only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated below and then either redeem all of your shares at the end of these periods or continue to hold them; your investment has a 5% return each year; and the Fund's operating expenses remain the same, although your actual costs may be higher or lower.



   1 Year      $  118
   3 Years     $  377
   5 Years     $  656
  10 Years     $1,451


                                             MID CAP DISCIPLINED FUND SUMMARY 15

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 106% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES

We invest principally in equity securities of medium-capitalization companies which we define as securities of companies with market capitalizations within the range of the Russell Midcap (Reg. TM) Index. The market capitalization range of the Russell Midcap Index (Reg. TM) was $829 million to $12.2 billion, as of May 30, 2009, and is expected to change frequently. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We seek to take advantage of opportunities in the market created by investors who primarily focus on the short-term prospects of companies.To identify these opportunities,we follow a bottom-up investment process that focuses on three key elements - right company, right price, and right time. First, the right companies are defined as those that have solid assets with manageable debt levels in good industries. Secondly,we seek to buy these companies at the right price.To determine the right price,we carefully evaluate the potential upside reward as well as the potential downside risk in order to arrive at a reward/risk profile for every company considered. Lastly,we seek to buy these companies at the right time, which is typically when the prevailing market sentiment is low.We believe buying securities of a company when the prevailing sentiment is low allows us to limit the potential downside risk and allows us to participate in the potential upside price appreciation if the business fundamentals of the company improve. We consider selling a security when it appreciates to our target price without changes to the fundamentals of the underlying company,when the fundamentals deteriorate, when the security is forced out of the portfolio by a better idea, or when sentiment improves significantly.We may actively trade portfolio securities.

PRINCIPAL INVESTMENT RISKS

ACTIVE TRADING RISK. Frequent trading will result in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.


COUNTER-PARTY RISK. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.


DERIVATIVES RISK. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.

FOREIGN INVESTMENT RISK. Foreign investments face the potential of heightened illiquidity, greater price volatility and adverse effects of political, regulatory, tax, currency, economic or other macroeconomic developments.

ISSUER RISK. The value of a security may decline because of adverse events or circumstances that directly relate to conditions at the issuer or any entity providing it credit or liquidity support.

LEVERAGE RISK. Leverage created by borrowing or investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value.


LIQUIDITY RISK. A security may not be able to be sold at the time desired without adversely affecting the price.


MANAGEMENT RISK. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss. An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

REGULATORY RISK. Changes in government regulations may adversely affect the value of a security.

SMALLER COMPANY SECURITIES RISK. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than larger company stocks.

VALUE STYLE INVESTMENT RISK. Value stocks may lose value quickly and may be subject to prolonged depressed valuations.

 16 MID CAP DISCIPLINED FUND SUMMARY

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.


[GRAPHIC APPEARS HERE]


                    CALENDAR YEAR TOTAL RETURNS AS OF 12/31 EACH YEAR
                    ADMINISTRATOR CLASS (Incepted on April 11, 2005)
 2000               2001         2002        2003        2004           2005        2006       2007      2008       2009
22.80%             12.41%       -11.78%     40.66%      21.18%          8.03%      18.47%      -4.70%    -29.95%    32.15%



             BEST AND WORST QUARTER
  Best Quarter:       Q4    2001       23.93%
  Worst Quarter:      Q4    2008      -21.84%



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/09                                1 YEAR       5 YEAR       10 YEARS
 ADMINISTRATOR CLASS (Incepted on April      32.15%        2.45%         8.89%
  11, 2005)
  Returns Before Taxes
 ADMINISTRATOR CLASS (Incepted on April      31.68%        0.61%         7.04%
  11, 2005)
  Returns After Taxes on Distributions
 ADMINISTRATOR CLASS (Incepted on April      20.89%        1.32%         6.84%
  11, 2005)
  Returns After Taxes on Distributions
and Sale of Fund Shares
 RUSSELL MIDCAP (Reg. TM) VALUE INDEX        34.21%        1.98%         7.58%
  (reflects no deduction for expenses
  or taxes)



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.


                                             MID CAP DISCIPLINED FUND SUMMARY 17

FUND MANAGEMENT

  INVESTMENT
   ADVISER
 Wells Fargo
Funds
Management,
LLC


 SUB-ADVISER      PORTFOLIO MANAGER, TITLE/MANAGED SINCE
 Wells Capital    JAMES TRINGAS, CFA, CPA, Portfolio Manager / 2009
 Management      BRYANT VANCRONKHITE, CFA, CPA, Portfolio Manager / 2009
 Incorporated



For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Summary of Other Important Information Regarding Purchase and Sale of Fund Shares" beginning on page 43 of the Prospectus.


 18 MID CAP DISCIPLINED FUND SUMMARY

MID CAP GROWTH FUND SUMMARY
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Mid Cap Growth Fund seeks long-term capital appreciation.

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund.



 SHAREHOLDER FEES (fees paid directly
  from your investments)
  Maximum sales charge (load) imposed              None
  on purchases
  Maximum deferred sales charge (load)             None



               ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
  Management Fees                                 0.75%
  Distribution (12b-1) Fees                       0.00%
  Other Expenses                                  0.59%
  Acquired Fund Fees and Expenses                 0.01%
  TOTAL ANNUAL FUND OPERATING EXPENSES            1.35%
  Fee Waivers                                     0.19%
  TOTAL ANNUAL FUND OPERATING EXPENSES            1.16%
  AFTER FEE WAIVER/1/



1 The adviser has committed through February 28, 2011, to waive fees and/or reimburse expenses to the extent necessary to maintain the Funds' net operating expense ratio, excluding brokerage commissions, interest, taxes, extraordinary expenses and the expenses of any money market fund or other fund held by the Fund, do not exceed the net operating expense ratio of 1.15%. After this date, the net operating expense ratio may be increased or terminated only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated below and then either redeem all of your shares at the end of these periods or continue to hold them; your investment has a 5% return each year; and the Fund's operating expenses remain the same, although your actual costs may be higher or lower.



   1 Year      $  118
   3 Years     $  409
   5 Years     $  721
  10 Years     $1,607


                                                  MID CAP GROWTH FUND SUMMARY 19

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 68% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES

We invest principally in equity securities of medium-capitalization companies that we believe have above-average growth potential. We define medium-capitalization companies as those with market capitalizations at the time of purchase within the range of Russell Midcap (Reg. TM) Index, which ranged from $829 million to $12.2 billion as of May 30, 2009, and is expected to change frequently. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We focus our investment strategy on identifying and investing in medium-capitalization companies that we believe continue to provide consistent growth potential.We build the Fund's portfolio from the bottom-up selecting medium-capitalization companies that we consider to have successful business plans.We seek high growth, favorably valued securities and have a bias for growth companies with reasonable valuation. We maintain a disciplined approach to monitoring the valuation characteristics of the portfolio.We use a variety of criteria specific to a given portfolio security to determine when we may potentially sell such security so that we avoid reacting to pressure caused by volatility in the broad mid cap market. Such criteria may include a security reaching our target price,(potentially as a result of an expansion of the price-earnings multiple or a change in our earnings estimate), the availability of a more favorable investment opportunity, or a drop in the price of a security below cost (after adjustment for major market declines).We may actively trade portfolio securities.

PRINCIPAL INVESTMENT RISKS


COUNTER-PARTY RISK. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.


DERIVATIVES RISK. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.

GROWTH STYLE INVESTMENT RISK. Growth stocks may be more expensive relative to the values of other stocks and carry potential for significant volatility and loss.

ISSUER RISK. The value of a security may decline because of adverse events or circumstances that directly relate to conditions at the issuer or any entity providing it credit or liquidity support.

LEVERAGE RISK. Leverage created by borrowing or investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value.


LIQUIDITY RISK. A security may not be able to be sold at the time desired without adversely affecting the price.


MANAGEMENT RISK. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss. An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

REGULATORY RISK. Changes in government regulations may adversely affect the value of a security.


SMALLER COMPANY SECURITIES RISK. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than larger company stocks.


 20 MID CAP GROWTH FUND SUMMARY

--------------------------------------------------------------------------------
PERFORMANCE

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.


[GRAPHIC APPEARS HERE]


                    CALENDAR YEAR TOTAL RETURNS AS OF 12/31 EACH YEAR
                     ADMINISTRATOR CLASS (Incepted on March 31, 2008)
 2000                2001        2002        2003        2004           2005       2006        2007        2008       2009
14.60%             -23.94%      -28.55%     38.07%      21.49%          5.64%      13.93%      18.89%      -44.86%    55.05%



             BEST AND WORST QUARTER
  Best Quarter:       Q3    2009       20.51%
  Worst Quarter:      Q4    2008      -30.13%



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/09                                1 YEAR       5 YEARS       10 YEARS
 ADMINISTRATOR CLASS (Incepted on March      55.05%        4.11%           2.48%
  31, 2008)
  Returns Before Taxes
 ADMINISTRATOR CLASS (Incepted on March      55.05%        2.16%           0.23%
  31, 2008)
  Returns After Taxes on Distributions
 ADMINISTRATOR CLASS (Incepted on March      35.78%        2.85%           1.23%
  31, 2008)
  Returns After Taxes on Distributions
and Sale of Fund Shares
 RUSSELL MIDCAP (Reg. TM) GROWTH INDEX       46.29%        2.40%          -0.52%
  (reflects no deduction for expenses
  or taxes)



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.


                                                  MID CAP GROWTH FUND SUMMARY 21

FUND MANAGEMENT

  INVESTMENT
   ADVISER
 Wells Fargo
Funds
Management,
LLC

 SUB-ADVISER      PORTFOLIO MANAGER, TITLE/MANAGED SINCE
 Wells Capital    JEROME "CAM" PHILPOTT, CFA, Portfolio Manager / 2001
 Management      STUART ROBERTS, Portfolio Manager / 2001
 Incorporated


For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Summary of Other Important Information Regarding Purchase and Sale of Fund Shares" beginning on page 43 of the Prospectus.


 22 MID CAP GROWTH FUND SUMMARY

OPPORTUNITY FUND SUMMARY
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Opportunity Fund seeks long-term capital appreciation.

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund.



 SHAREHOLDER FEES (fees paid directly
  from your investments)
  Maximum sales charge (load) imposed              None
  on purchases
  Maximum deferred sales charge (load)             None



               ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
  Management Fees                                 0.72%
  Distribution (12b-1) Fees                       0.00%
  Other Expenses                                  0.45%
  Acquired Fund Fees and Expenses                 0.02%
  TOTAL ANNUAL FUND OPERATING EXPENSES            1.19%
  Fee Waivers                                     0.13%
  TOTAL ANNUAL FUND OPERATING EXPENSES            1.06%
  AFTER FEE WAIVER/1/



1 The adviser has committed through February 28, 2011, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Funds' net operating expenses , excluding brokerage commissions, interest, taxes, extraordinary expenses and the expenses of any money market fund or other fund held by the Fund, do not exceed the net operating expense ratio of 1.04%. The committed net operating expense ratio may be increased or terminated only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated below and then either redeem all of your shares at the end of these periods or continue to hold them; your investment has a 5% return each year; and the Fund's operating expenses remain the same, although your actual costs may be higher or lower.



   1 Year      $  108
   3 Years     $  365
   5 Years     $  642
  10 Years     $1,432


                                                     OPPORTUNITY FUND SUMMARY 23

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 55% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES

We invest principally in equity securities of medium-capitalization companies, which we define as those within the range of market capitalizations of companies in the Russell Midcap (Reg. TM) Index.The range of the Russell Midcap (Reg. TM) Index was $829 million to $12.2 billion as of May 30, 2009, and is expected to change frequently. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.We reserve the right to hedge the portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts.However, under normal circumstances,we will not engage in extensive foreign currency hedging.


We invest in equity securities of medium-capitalization companies that we believe are underpriced yet have attractive growth prospects. Our analysis is based on the determination of a company's "private market value,"which is the price an investor would be willing to pay for the entire company.We determine a company's private market value based upon several types of analysis.We carry out a fundamental analysis of a company's cash flows, asset valuations, competitive situation and industry specific factors.We also gauge the company's management strength, financial health, and growth potential in determining a company's private market value.We place an emphasis on a company's management, even meeting with management in certain situations. Finally,we focus on the long-term strategic direction of a company.We then compare the private market value as determined by these factors to the company's public market capitalization, and invest in the equity securities of those companies where we believe there is a significant gap between the two.
We may sell an investment when its market price no longer compares favorably with the company's private market value. In addition,we may choose to sell an investment where the fundamentals deteriorate or the strategy of the management or the management itself changes.

PRINCIPAL INVESTMENT RISKS


COUNTER-PARTY RISK. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.


DERIVATIVES RISK. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.

FOREIGN INVESTMENT RISK. Foreign investments face the potential of heightened illiquidity, greater price volatility and adverse effects of political, regulatory, tax, currency, economic or other macroeconomic developments.

ISSUER RISK. The value of a security may decline because of adverse events or circumstances that directly relate to conditions at the issuer or any entity providing it credit or liquidity support.

LEVERAGE RISK. Leverage created by borrowing or investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value.


LIQUIDITY RISK. A security may not be able to be sold at the time desired without adversely affecting the price.


MANAGEMENT RISK. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss. An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

REGULATORY RISK. Changes in government regulations may adversely affect the value of a security.

SMALLER COMPANY SECURITIES RISK. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than larger company stocks.

 24 OPPORTUNITY FUND SUMMARY

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.


[GRAPHIC APPEARS HERE]


                    CALENDAR YEAR TOTAL RETURNS AS OF 12/31 EACH YEAR
                    ADMINISTRATOR CLASS (Incepted on August 30, 2002)
2000              2001         2002        2003        2004          2005        2006       2007     2008       2009
8.57%             -4.80%      -26.88%     37.77%      17.86%         7.40%      12.12%      5.29%    -40.21%    47.62%



             BEST AND WORST QUARTER
  Best Quarter:       Q2    2009       22.88%
  Worst Quarter:      Q4    2008      -29.11%



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/09                               1 YEAR       5 YEARS       10 YEARS
 ADMINISTRATOR CLASS (Incepted on           47.62%        2.28%          3.22%
  August 30, 2002)
  Returns Before Taxes
 ADMINISTRATOR CLASS (Incepted on           47.40%        0.48%          1.94%
  August 30, 2002)
  Returns After Taxes on Distributions
 ADMINISTRATOR CLASS (Incepted on           30.95%        1.59%          2.42%
  August 30, 2002)
  Returns After Taxes on Distributions
and Sale of Fund Shares
 RUSSELL MIDCAP (Reg. TM) INDEX             40.48%        2.43%          4.98%
  (reflects no deduction for expenses
  or taxes)



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.


                                                     OPPORTUNITY FUND SUMMARY 25

FUND MANAGEMENT

  INVESTMENT
   ADVISER
 Wells Fargo
Funds
Management,
LLC


 SUB-ADVISER      PORTFOLIO MANAGER, TITLE/MANAGED SINCE
 Wells Capital    ANN M. MILETTI, Portfolio Manager / 2001
 Management
 Incorporated



For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Summary of Other Important Information Regarding Purchase and Sale of Fund Shares" beginning on page 43 of the Prospectus.


 26 OPPORTUNITY FUND SUMMARY

SMALL CAP DISCIPLINED FUND SUMMARY
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Small Cap Disciplined Fund seeks long-term capital appreciation.

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund.



 SHAREHOLDER FEES (fees paid directly
  from your investments)
  Maximum sales charge (load) imposed              None
  on purchases
  Maximum deferred sales charge (load)             None



               ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
  Management Fees                                 0.85%
  Distribution (12b-1) Fees                       0.00%
  Other Expenses                                  0.53%
  Acquired Fund Fees and Expenses                 0.01%
  TOTAL ANNUAL FUND OPERATING EXPENSES            1.39%
  Fee Waivers                                     0.18%
  TOTAL ANNUAL FUND OPEARING EXPENSES             1.21%
  AFTER FEE WAIVER/1/



1 The adviser has committed through February 28, 2011, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Funds' net operating expenses , excluding brokerage commissions, interest, taxes, extraordinary expenses and the expenses of any money market fund or other fund held by the Fund, do not exceed the net operating expense ratio of 1.20%. The committed net operating expense ratio may be increased or terminated only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated below and then either redeem all of your shares at the end of these periods or continue to hold them; your investment has a 5% return each year; and the Fund's operating expenses remain the same, although your actual costs may be higher or lower.



   1 Year      $  123
   3 Years     $  422
   5 Years     $  743
  10 Years     $1,653


                                           SMALL CAP DISCIPLINED FUND SUMMARY 27

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 64% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES

We invest principally in small-capitalization companies that we believe are undervalued relative to the market based on discounted cash flows, earnings and asset value.We define small-capitalization companies as companies whose market capitalizations are substantially similar to those of companies in the Russell 2500TM Index. The range of the Russell 2500TM Index was $78 million to $3.9 billion, as of May 30, 2009, and is expected to change frequently. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We seek to take advantage of opportunities in the market created by investors who primarily focus on the short-term prospects of companies. To identify these opportunities,we follow a bottom-up investment process that focuses on three key elements - right company, right price, and right time. First, the right companies are defined as those that have solid assets with manageable debt levels in good industries. Secondly,we seek to buy these companies at the right price. To determine the right price,we carefully evaluate the potential upside reward as well as the potential downside risk in order to arrive at a reward/risk profile for every company considered. Lastly,we seek to buy these companies at the right time, which is typically when the prevailing market sentiment is low.We believe buying securities of a company when the prevailing sentiment is low allows us to limit the potential downside risk and allows us to participate in the potential upside price appreciation if the business fundamentals of the company improve. We consider selling a security when it appreciates to our target price without changes to the fundamentals of the underlying company,when the fundamentals deteriorate,when the security is forced out of the portfolio by a better idea, or when sentiment improves significantly. We may actively trade portfolio securities.

PRINCIPAL INVESTMENT RISKS


COUNTER-PARTY RISK. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.

DERIVATIVES RISK. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.


FOREIGN INVESTMENT RISK. Foreign investments face the potential of heightened illiquidity, greater price volatility and adverse effects of political, regulatory, tax, currency, economic or other macroeconomic developments.

ISSUER RISK. The value of a security may decline because of adverse events or circumstances that directly relate to conditions at the issuer or any entity providing it credit or liquidity support.

LEVERAGE RISK. Leverage created by borrowing or investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value.


LIQUIDITY RISK. A security may not be able to be sold at the time desired without adversely affecting the price.


MANAGEMENT RISK. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss. An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

REGULATORY RISK. Changes in government regulations may adversely affect the value of a security.

SMALLER COMPANY SECURITIES RISK. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than larger company stocks.

VALUE STYLE INVESTMENT RISK. Value stocks may lose value quickly and may be subject to prolonged depressed valuations.

 28 SMALL CAP DISCIPLINED FUND SUMMARY

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.


[GRAPHIC APPEARS HERE]


                            CALENDAR YEAR TOTAL RETURNS AS OF 12/31 EACH YEAR
                             ADMINISTRATOR CLASS (Incepted on April 11, 2005)
 2003            2004        2005        2006       2007      2008       2009
62.53%          27.04%       -0.34%     18.89%      -4.53%    -34.15%    25.83%



             BEST AND WORST QUARTER
  Best Quarter:       Q2    2003       34.64%
  Worst Quarter:      Q4    2008      -26.87%



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/09                                1 YEAR       5 YEARS       LIFE OF FUND
 ADMINISTRATOR CLASS (Incepted on April      25.83%        -1.29%           7.59%
  11, 2005)
  Returns Before Taxes
 ADMINISTRATOR CLASS (Incepted on April      25.83%        -2.31%           6.32%
  11, 2005)
  Returns After Taxes on Distributions
 ADMINISTRATOR CLASS (Incepted on April      16.79%        -1.48%           6.03%
  11, 2005)
  Returns After Taxes on Distributions
and Sale of Fund Shares
 RUSSELL 2000 (Reg. TM) VALUE INDEX          20.58%        -0.01%           4.83%
  (reflects no deduction for expenses
  or taxes)



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.


                                           SMALL CAP DISCIPLINED FUND SUMMARY 29

FUND MANAGEMENT

  INVESTMENT
   ADVISER
 Wells Fargo
Funds
Management,
LLC


 SUB-ADVISER      PORTFOLIO MANAGER, TITLE/MANAGED SINCE
 Wells Capital    JAMES TRINGAS, CFA, CPA, Portfolio Manager / 2009
 Management      BRYANT VANCRONKHITE, CFA, CPA, Portfolio Manager / 2009
 Incorporated



For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Summary of Other Important Information Regarding Purchase and Sale of Fund Shares" beginning on page 43 of the Prospectus.


 30 SMALL CAP DISCIPLINED FUND SUMMARY

SMALL CAP GROWTH FUND SUMMARY
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Small Cap Growth Fund seeks long-term capital appreciation.

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund.



 SHAREHOLDER FEES (fees paid directly
  from your investments)
  Maximum sales charge (load) imposed              None
  on purchases
  Maximum deferred sales charge (load)             None



               ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
  Management Fees                                 0.84%
  Distribution (12b-1) Fees                       0.00%
  Other Expenses                                  0.49%
  Acquired Fund Fees and Expenses                 0.01%
  TOTAL ANNUAL FUND OPERATING EXPENSES            1.34%
  Fee Waivers                                     0.13%
  TOTAL ANNUAL FUND OPERATING EXPENSES            1.21%
  AFTER FEE WAIVER/1/



1 The adviser has committed through February 28, 2011, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Funds' net operating expenses , excluding brokerage commissions, interest, taxes, extraordinary expenses and the expenses of any money market fund or other fund held by the Fund, do not exceed the net operating expense ratio of 1.20%. The committed net operating expense ratio may be increased or terminated only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated below and then either redeem all of your shares at the end of these periods or continue to hold them; your investment has a 5% return each year; and the Fund's operating expenses remain the same, although your actual costs may be higher or lower.



   1 Year      $  123
   3 Years     $  412
   5 Years     $  722
  10 Years     $1,601


                                                SMALL CAP GROWTH FUND SUMMARY 31

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 76% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES

We invest principally in equity securities of small-capitalization companies that we believe have above-average growth potential.We define small-capitalization companies as those with market capitalizations at the time of purchase of less than $2 billion. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We focus our investment strategy on identifying and investing in rapidly growing small-capitalization companies that are in an early or transitional stage of their development, before their potential is discovered by the market. We build the Fund's portfolio by selecting companies that we consider to have successful business plans. We seek high growth, favorably valued securities and have a bias for growth companies with reasonable valuation. We maintain a disciplined approach to monitoring the valuation characteristics of the portfolio. We use a variety of criteria specific to a portfolio security to determine when we may potentially sell such security to avoid reacting to pressure caused by volatility in the broad small cap market. Such criteria may include a security reaching our target price (potentially as a result of an expansion of the price-earnings multiple or a change in our earnings estimate), the availability of a more favorable investment opportunity, or a drop in the price of a security below cost (after adjustment for major market declines).We may actively trade portfolio securities.

PRINCIPAL INVESTMENT RISKS


COUNTER-PARTY RISK. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.


DERIVATIVES RISK. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.

GROWTH STYLE INVESTMENT RISK. Growth stocks may be more expensive relative to the values of other stocks and carry potential for significant volatility and loss.

ISSUER RISK. The value of a security may decline because of adverse events or circumstances that directly relate to conditions at the issuer or any entity providing it credit or liquidity support.

LEVERAGE RISK. Leverage created by borrowing or investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value.


LIQUIDITY RISK. A security may not be able to be sold at the time desired without adversely affecting the price.


MANAGEMENT RISK. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss. An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

REGULATORY RISK. Changes in government regulations may adversely affect the value of a security.


SMALLER COMPANY SECURITIES RISK. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than larger company stocks.


 32 SMALL CAP GROWTH FUND SUMMARY

--------------------------------------------------------------------------------
PERFORMANCE

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.


[GRAPHIC APPEARS HERE]


                    CALENDAR YEAR TOTAL RETURNS AS OF 12/31 EACH YEAR
                      ADMINISTRATOR CLASS (Incepted on June 9, 2003)
  2000                2001         2002        2003        2004        2005        2006       2007      2008       2009
-25.14%              -12.65%      -29.51%     48.02%      13.80%       6.30%      22.59%      13.69%    -39.73%    51.05%



             BEST AND WORST QUARTER
  Best Quarter:       Q2    2009       25.27%
  Worst Quarter:      Q4    2008      -27.20%



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/09                               1 YEAR       5 YEARS       10 YEARS
 ADMINISTRATOR CLASS (Incepted on June      51.05%        6.17%           0.46%
  9, 2003)
  Returns Before Taxes
 ADMINISTRATOR CLASS (Incepted on June      51.05%        4.43%          -1.07%
  9, 2003)
  Returns After Taxes on Distributions
 ADMINISTRATOR CLASS (Incepted on June      33.18%        4.64%          -0.20%
  9, 2003)
  Returns After Taxes on Distributions
and Sale of Fund Shares
 RUSSELL 2000 (Reg. TM) GROWTH INDEX        34.47%        0.87%          -1.37%
  (reflects no deduction for expenses
  or taxes)



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.


                                                SMALL CAP GROWTH FUND SUMMARY 33

FUND MANAGEMENT

  INVESTMENT
   ADVISER
 Wells Fargo
Funds
Management,
LLC

 SUB-ADVISER      PORTFOLIO MANAGER, TITLE/MANAGED SINCE
 Wells Capital    JEROME "CAM" PHILPOTT, CFA, Portfolio Manager / 1993
 Management      STUART ROBERTS, Portfolio Manager / 1990
 Incorporated


For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Summary of Other Important Information Regarding Purchase and Sale of Fund Shares" beginning on page 43 of the Prospectus.


 34 SMALL CAP GROWTH FUND SUMMARY

SMALL CAP OPPORTUNITIES FUND SUMMARY
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Small Cap Opportunities Fund seeks long-term capital appreciation.

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund.



 SHAREHOLDER FEES (fees paid directly
  from your investments)
  Maximum sales charge (load) imposed              None
  on purchases
  Maximum deferred sales charge (load)             None



               ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
  Management Fees                                 0.85%
  Distribution (12b-1) Fees                       0.00%
  Other Expenses                                  0.46%
  Acquired Fund Fees and Expenses                 0.03%
  TOTAL ANNUAL FUND OPERATING EXPENSES            1.34%
  Fee Waivers                                     0.11%
  TOTAL ANNUAL FUND OPERATING EXPENSES            1.23%
  AFTER FEE WAIVER/1/



1 The adviser has committed through February 28, 2011, to waive fees and/or reimburse expenses to the extent necessary to ensure that Funds' net operating expenses , excluding brokerage commissions, interest, taxes, extraordinary expenses and the expenses of any money market fund or other fund held by the Fund, do not exceed the net operating expense ratio of 1.20%. The committed net operating expense ratio may be increased or terminated only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated below and then either redeem all of your shares at the end of these periods or continue to hold them; your investment has a 5% return each year; and the Fund's operating expenses remain the same, although your actual costs may be higher or lower.



   1 Year      $  125
   3 Years     $  414
   5 Years     $  724
  10 Years     $1,603


                                         SMALL CAP OPPORTUNITIES FUND SUMMARY 35

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 68% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES

We invest principally in equity securities of small-capitalization companies which we define as securities of companies with market capitalizations of $3 billion or less. This includes common stocks, securities convertible into common stocks and, subject to special limitations, rights or warrants to subscribe for or purchase common stocks. We also may invest to a limited degree in non-convertible debt securities and preferred stocks. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We actively manage a diversified portfolio of securities of companies that we believe can generate above-average earnings growth and reasonable valuations relative to the company's historical position and competitive peer group.We use a bottom-up fundamental researchdriven process in our stock selection. In selecting securities for the Fund,we seek to identify companies that either are rapidly growing (usually with relatively short operating histories) or emerging from a period of dramatic change.These changes may involve a sharp increase in earnings, the hiring of new management or other measures taken to narrow the gap between share price and takeover/asset value.
We may reduce or eliminate exposure to a stock when we identify a more attractive investment opportunity, or when a company's fundamentals change (product failure, change in management, margin compression and/or change to the competitive landscape). We will also consider selling a stock if the stock's price target has been met.

PRINCIPAL INVESTMENT RISKS

COUNTER-PARTY RISK. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.

DERIVATIVES RISK. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.

ISSUER RISK. The value of a security may decline because of adverse events or circumstances that directly relate to conditions at the issuer or any entity providing it credit or liquidity support.

LEVERAGE RISK. Leverage created by borrowing or investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value.


LIQUIDITY RISK. A security may not be able to be sold at the time desired without adversely affecting the price.


MANAGEMENT RISK. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss. An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

REGULATORY RISK. Changes in government regulations may adversely affect the value of a security.


SMALLER COMPANY SECURITIES RISK. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than larger company stocks.


 36 SMALL CAP OPPORTUNITIES FUND SUMMARY

--------------------------------------------------------------------------------
PERFORMANCE

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.


[GRAPHIC APPEARS HERE]


                    CALENDAR YEAR TOTAL RETURNS AS OF 12/31 EACH YEAR
                    ADMINISTRATOR CLASS (Incepted on August 1, 1993)
 2000             2001         2002        2003        2004        2005        2006       2007      2008       2009
30.91%           12.94%       -18.94%     36.89%      25.83%       6.36%      21.79%      11.07%    -32.23%    33.82%



             BEST AND WORST QUARTER
  Best Quarter:       Q2    2009       19.83%
  Worst Quarter:      Q4    2008      -24.06%



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/09                               1 YEAR       5 YEAR       10 YEARS
 ADMINISTRATOR CLASS (Incepted on           33.82%        5.46%         10.42%
  August 1, 1993)
  Returns Before Taxes
 ADMINISTRATOR CLASS (Incepted on           33.82%        3.72%          8.49%
  August 1, 1993)
  Returns After Taxes on Distributions
 ADMINISTRATOR CLASS (Incepted on           21.98%        4.20%          8.38%
  August 1, 1993)
  Returns After Taxes on Distributions
and Sale of Fund Shares
 RUSSELL 2000 (Reg. TM) INDEX               27.17%        0.51%          3.51%
  (reflects no deduction for expenses
  or taxes)



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.


                                         SMALL CAP OPPORTUNITIES FUND SUMMARY 37

FUND MANAGEMENT

  INVESTMENT
   ADVISER
 Wells Fargo
Funds
Management,
LLC

 SUB-ADVISER            PORTFOLIO MANAGER, TITLE/MANAGED SINCE
 Schroder Investment    JENNY B. JONES, Portfolio Manager / 2003
 Management North
 America Inc.


For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Summary of Other Important Information Regarding Purchase and Sale of Fund Shares" beginning on page 43 of the Prospectus.


 38 SMALL CAP OPPORTUNITIES FUND SUMMARY

SMALL/MID CAP VALUE FUND SUMMARY
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Small/Mid Cap Value Fund seeks long-term capital appreciation.

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund.



 SHAREHOLDER FEES (fees paid directly
  from your investments)
  Maximum sales charge (load) imposed              None
  on purchases
  Maximum deferred sales charge (load)             None



               ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
  Management Fees                                 0.85%
  Distribution (12b-1) Fees                       0.00%
  Other Expenses                                  0.54%
  Acquired Fund Fees and Expenses                 0.01%
  TOTAL ANNUAL FUND OPERATING EXPENSES            1.40%
  Fee Waivers                                     0.24%
  TOTAL ANNUAL FUND OPERATING EXPENSES            1.16%
  AFTER FEE WAIVER/1/



1 The adviser has committed through February 28, 2011, to waive fees and/or reimburse expenses to the extent necessary to ensure that Funds' net operating expenses , excluding brokerage commissions, interest, taxes, extraordinary expenses and the expenses of any money market fund or other fund held by the Fund, do not exceed the net operating expense ratio of 1.15%. The committed net operating expense ratio may be increased or terminated only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated below and then either redeem all of your shares at the end of these periods or continue to hold them; your investment has a 5% return each year; and the Fund's operating expenses remain the same, although your actual costs may be higher or lower.



   1 Year      $   118
   3 Years     $   420
   5 Years     $   743
  10 Years     $ 1,659


                                             SMALL/MID CAP VALUE FUND SUMMARY 39

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 35% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES

We invest principally in equity securities of small-and medium capitalization companies, which we define as companies with market capitalizations within the range of the Russell 2500TM Index.The market capitalization range of the Russell 2500TM Index was $78 million to $3.9 billion, as of May 30, 2009, and is expected to change frequently.We may also invest in equity securities of foreign issuers through ADRs and similar investments.As a hedging strategy, the Fund may write put and call options,meaning that the Fund sells an option to another party giving that party the right to either sell a stock to (put) or buy a stock from (call) the Fund at a predetermined price in the future.Whether or not this hedging strategy is successful depends on a variety of factors, particularly our ability to predict movements of the price of the hedged stock. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We employ a multi-faceted investment process that consists of quantitative idea generation and rigorous fundamental research. This process involves identifying companies that we believe exhibit attractive valuation characteristics and warrant further research. We then conduct fundamental research to find securities in small- and medium-capitalization companies with a positive dynamic for change that could move the price of such securities higher. The positive dynamic may include a change in management team, a new product or service, corporate restructuring, an improved business plan, a change in the regulatory environment, or the right time for the industry in its market cycle. We typically sell a security when its fundamentals deteriorate, its relative valuation versus the peer group and market becomes expensive, or for risk management considerations.We believe the combination of buying the securities of undervalued small and medium capitalization companies with positive dynamics for change limits our downside risk while allowing us to potentially participate in significant upside appreciation in the price of such securities.

PRINCIPAL INVESTMENT RISKS

COUNTER-PARTY RISK. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.


DERIVATIVES RISK. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.


FOREIGN INVESTMENT RISK. Foreign investments face the potential of heightened illiquidity, greater price volatility and adverse effects of political, regulatory, tax, currency, economic or other macroeconomic developments. ISSUER RISK. The value of a security may decline because of adverse events or circumstances that directly relate to conditions at the issuer or any entity providing it credit or liquidity support.

LEVERAGE RISK. Leverage created by borrowing or investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value.


LIQUIDITY RISK. A security may not be able to be sold at the time desired without adversely affecting the price.


MANAGEMENT RISK. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss. An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

REGULATORY RISK. Changes in government regulations may adversely affect the value of a security.

SMALLER COMPANY SECURITIES RISK. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than larger company stocks.

VALUE STYLE INVESTMENT RISK. Value stocks may lose value quickly and may be subject to prolonged depressed valuations.

 40 SMALL/MID CAP VALUE FUND SUMMARY

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.


[GRAPHIC APPEARS HERE]


                            CALENDAR YEAR TOTAL RETURNS AS OF 12/31 EACH YEAR
                             ADMINISTRATOR CLASS (Incepted on April 11, 2005)
 2003                2004        2005        2006       2007      2008       2009
58.44%              19.37%      13.62%      13.91%      -0.67%    -43.74%    61.38%



             BEST AND WORST QUARTER
  Best Quarter:       Q3    2009       25.53%
  Worst Quarter:      Q4    2008      -30.45%



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/09                                1 YEAR       5 YEARS       LIFE OF FUND
 ADMINISTRATOR CLASS (Incepted on April      61.38%        3.14%            6.86%
  11, 2005)
  Returns Before Taxes
 ADMINISTRATOR CLASS (Incepted on April      60.90%        2.41%            6.29%
  11, 2005)
  Returns After Taxes on Distributions
 ADMINISTRATOR CLASS (Incepted on April      39.89%        2.50%            5.86%
  11, 2005)
  Returns After Taxes on Distributions
and Sale of Fund Shares
 RUSSELL 2500TM VALUE INDEX                  27.68%        0.84%            5.59%
  (reflects no deduction for expenses
  or taxes)



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.


                                             SMALL/MID CAP VALUE FUND SUMMARY 41

FUND MANAGEMENT

  INVESTMENT
   ADVISER
 Wells Fargo
Funds
Management,
LLC


 SUB-ADVISER      PORTFOLIO MANAGER, TITLE/MANAGED SINCE
 Wells Capital    ERIK C. ASTHEIMER, Portfolio Manager / 2008
 Management      I. CHARLES RINALDI, Portfolio Manager / 1997
 Incorporated    MICHAEL SCHNEIDER, CFA, Portfolio Manager / 2008



For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Summary of Other Important Information Regarding Purchase and Sale of Fund Shares" beginning on page 43 of the Prospectus.


 42 SMALL/MID CAP VALUE FUND SUMMARY

SUMMARY OF OTHER IMPORTANT INFORMATION REGARDING PURCHASE AND SALE OF FUND
SHARES

TRANSACTION POLICIES

Administrator Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Administrator Class shares may also be offered through certain financial intermediaries that may charge their customers transaction or other fees.



 INSTITUTIONS PURCHASING FUND SHARES     TO PLACE ORDERS OR REDEEM SHARES
--------------------------------------- -------------------------------------------
 OPENING AN ACCOUNT                      MAIL: WELLS FARGO ADVANTAGE FUNDS
 Institutions which currently have      P.O. Box 8266
  another account with
 WELLS FARGO ADVANTAGE FUNDS may open   Boston, MA 02266-8266
  an account by
 phone or internet. If the institution  INTERNET:www.wellsfargo.com/advantagefunds does not have an
 account, contact your investment       PHONE OR WIRE: 1-800-222-8222 or
  representative.
 FOR MORE INFORMATION                   1-800-368-7550
 See HOW TO BUY SHARES beginning on     IN PERSON: Investor Center
  page 79 of the
 Prospectus                             100 Heritage Reserve
                                        Menomonee Falls,Wisconsin 53051.
                                        CONTACT YOUR INVESTMENT REPRESENTATIVE.


TAX INFORMATION

Any distributions you receive from the Fund may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax advantaged investment plan.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Consult your salesperson or visit your financial intermediary's Web site for more information.

SUMMARY OF OTHER IMPORTANT INFORMATION REGARDING PURCHASE AND SALE OF FUND
                                                                       SHARES 43

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

The Funds are distributed by Wells Fargo Funds Distributor, LLC, a member of FINRA/SIPC, and an affiliate of Wells Fargo & Company. Securities Investor Protection Corporation ("SIPC") information and brochure are available at www.SIPC.org or by calling SIPC at (202)371-8300.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about certain Funds within the WELLS FARGO ADVANTAGE FUNDS (Reg. TM) family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-advisers, or the portfolio managers. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENTS AND PRINCIPAL INVESTMENT STRATEGIES The investment objective of each Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

o  what the Fund is trying to achieve;

o  how we intend to invest your money; and

o what makes the Fund different from the other Funds offered in this Prospectus.

This section also provides a summary of each Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of the Funds, except for the Discovery Fund, the Enterprise Fund and Opportunity Fund, concerning "80% of the Funds' net assets" may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the principal risk factors for each Fund . A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.

--------------------------------------------------------------------------------
MASTER/GATEWAY (Reg. TM)/ /STRUCTURE
At the discretion of the Board of Trustees, the Mid Cap Growth Fund has the potential of becoming a gateway fund in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios or other Funds of WELLS FARGO ADVANTAGE FUNDS to achieve its investment objective. Multiple gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios by sharing the costs and benefits of a larger pool of assets. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public, and the services provided and the fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios.

                                                         KEY FUND INFORMATION 45

C&B MID CAP VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Cooke & Bieler, L.P.

PORTFOLIO MANAGERS
Kermit S. Eck, CFA
Daren C. Heitman, CFA
Steve Lyons, CFA
Michael M. Meyer, CFA
Edward W. O'Connor, CFA
R. James O'Neil, CFA
Mehul Trivedi, CFA

FUND INCEPTION:
02/18/1998
ADMINISTRATOR CLASS:
Ticker: CBMIX
Fund Number: 1861

INVESTMENT OBJECTIVE
The C&B Mid Cap Value Fund seeks maximum long-term total return (current income and capital appreciation), consistent with minimizing risk to principal.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of mid-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We invest principally in equity securities of mid-capitalization companies, which we define as securities of companies with market capitalizations ranging from $500 million to $10 billion. We manage a relatively focused portfolio of 30 to 50 companies that enables us to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We select securities for the portfolio based on an analysis of a company's financial characteristics and an assessment of the quality of a company's management. In selecting a company, we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company's top management, customers and suppliers. We believe our assessment of business quality and emphasis on valuation will protect the portfolio's assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets. We regularly review the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamentals of the business, or we have identified a more attractive investment opportunity.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 46 C&B MID CAP VALUE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Derivatives Risk
   o Issuer Risk

   o Issuer Concentration Risk

   o Leverage Risk
   o Liquidity Risk

   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Smaller Company Securities Risk
   o Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                       C&B MID CAP VALUE FUND 47

DISCOVERY FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
James M. Leach, CFA
Thomas J. Pence, CFA

FUND INCEPTION:
12/31/1987
ADMINISTRATOR CLASS:
Ticker: WFDDX
Fund Number: 3703

INVESTMENT OBJECTIVE
The Discovery Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's total assets in equity securities of small- and medium- capitalization companies; and

o up to 25% of the Fund's total assets in equity securities of foreign issuers through ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We invest in equity securities of small- and medium-capitalization companies that we believe offer favorable opportunities for growth.We define small- and medium capitalization companies as those with market capitalizations at the time of purchase within the range of Russell Midcap (Reg. TM) Index, which ranged from $829 million to $12.2 billion as of May 30, 2009, and is expected to change frequently.We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We seek to identify companies that have the prospect for improving sales and earnings growth rates, enjoy a competitive advantage (for example, dominant market share) and that we believe have effective management with a history of making investments that are in the best interests of shareholders (for example, companies with a history of earnings and sales growth that are in excess of total asset growth). We pay particular attention to balance sheet metrics such as changes in working capital, property, plant and equipment growth, inventory levels, accounts receivable, and acquisitions. We also look at how management teams allocate capital in order to drive future cash flow. We typically use a discounted cash flow model to assess a firm's intrinsic value in order to set price objectives. In addition to meeting with management, we take a surround the company approach by surveying a company's vendors, distributors, competitors and customers to obtain multiple perspectives that help us make better investment decisions. Portfolio holdings are continuously monitored for changes in fundamentals. The team seeks a favorable risk/reward relationship to fair valuation, which we define as the value of the company (I.E. our price target for the stock) relative to where the stock is currently trading. We may invest in any sector, and at times we may emphasize one or more particular sectors. We may choose to sell a holding when it no longer offers favorable growth prospects or to take advantage of a better investment opportunity. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 48 DISCOVERY FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Growth Style Investment Risk
   o Issuer Risk

   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Smaller Company Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                               DISCOVERY FUND 49

ENTERPRISE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
James M. Leach, CFA
Thomas J. Pence, CFA

FUND INCEPTION:
09/30/1998
ADMINISTRATOR CLASS:
Ticker: SEPKX
Fund Number: 3612

INVESTMENT OBJECTIVE
The Enterprise Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of medium-capitalization companies; and

o up to 25% of the Fund's total assets in equity securities of foreign issuers through ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We invest in equity securities of companies of any size, although we invest principally in the equity securities of medium-capitalization companies. We define medium-capitalization companies as securities of companies with market capitalization within the range of the Russell Midcap (Reg. TM) Index, which ranged from $829 million to $12.2 billion as of May 30, 2009, and is expected to change frequently. We may also invest in foreign securities through ADRs and similar investments. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We seek to identify companies that have the prospect for improving sales and earnings growth rates, enjoy a competitive advantage (for example, dominant market share) and that we believe have effective management with a history of making investments that are in the best interests of shareholders (for example, companies with a history of earnings and sales growth that are in excess of total asset growth). We pay particular attention to balance sheet metrics such as changes in working capital, property, plant and equipment growth, inventory levels, accounts receivable, and acquisitions. We also look at how management teams allocate capital in order to drive future cash flow. We typically use a discounted cash flow model to assess a firm's intrinsic value in order to set price objectives. In addition to meeting with management, we take a surround the company approach by surveying a company's vendors, distributors, competitors and customers to obtain multiple perspectives that help us make better investment decisions. Portfolio holdings are continuously monitored for changes in fundamentals. The team seeks a favorable risk/reward relationship to fair valuation, which we define as the value of the company (I.E., our price target for the stock) relative to where the stock is currently trading. We may invest in any sector, and at times we may emphasize one or more particular sectors. We may choose to sell a holding when it no longer offers favorable growth prospects or to take advantage of a better investment opportunity. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 50 ENTERPRISE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Growth Style Investment Risk
   o Issuer Risk

   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Smaller Company Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                              ENTERPRISE FUND 51

MID CAP DISCIPLINED FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGER
James M. Tringas, CFA, CPA
Bryant VanCronkhite, CFA, CPA

FUND INCEPTION:
12/31/1998
ADMINISTRATOR CLASS:
Ticker: WFMDX
Fund Number: 3704

INVESTMENT OBJECTIVE
The Mid Cap Disciplined Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of medium-capitalization companies; and

o up to 25% of the Fund's total assets in equity securities of foreign issuers, including ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We invest principally in equity securities of medium-capitalization companies which we define as securities of companies with market capitalizations within the range of the Russell Midcap (Reg. TM) Index. The market capitalization range of the Russell Midcap Index (Reg. TM) was $829 million to $12.2 billion, as of May 30, 2009, and is expected to change frequently. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We seek to take advantage of opportunities in the market created by investors who primarily focus on the short-term prospects of companies. To identify these opportunities, we follow a bottom-up investment process that focuses on three key elements - right company, right price, and right time. First, the right companies are defined as those that have solid assets with manageable debt levels in good industries. Secondly, we seek to buy these companies at the right price. To determine the right price, we carefully evaluate the potential upside reward as well as the potential downside risk in order to arrive at a reward/risk profile for every company considered. Lastly, we seek to buy these companies at the right time, which is typically when the prevailing market sentiment is low. We believe buying securities of a company when the prevailing sentiment is low allows us to limit the potential downside risk and allows us to participate in the potential upside price appreciation if the business fundamentals of the company improve. We consider selling a security when it appreciates to our target price without changes to the fundamentals of the underlying company, when the fundamentals deteriorate, when the security is forced out of the portfolio by a better idea, or when sentiment improves significantly. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 52 MID CAP DISCIPLINED FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk

   o Derivatives Risk

   o Foreign Investment Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Smaller Company Securities Risk
   o Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                     MID CAP DISCIPLINED FUND 53

MID CAP GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Jerome "Cam" Philpott, CFA
Stuart Roberts

FUND INCEPTION:
12/30/1994
ADMINISTRATOR CLASS:
Ticker: WMCGX
Fund Number: 3719

INVESTMENT OBJECTIVE
The Mid Cap Growth Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of medium-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We invest principally in equity securities of medium-capitalization companies that we believe have above-average growth potential. We define medium-capitalization companies as those with market capitalizations at the time of purchase within the range of Russell Midcap (Reg. TM) Index, which ranged from $829 million to $12.2 billion as of May 30, 2009, and is expected to change frequently. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We focus our investment strategy on identifying and investing in medium-capitalization companies that we believe continue to provide consistent growth potential. We build the Fund's portfolio from the bottom-up selecting medium-capitalization companies that we consider to have successful business plans. We seek high growth, favorably valued securities and have a bias for growth companies with reasonable valuation. We maintain a disciplined approach to monitoring the valuation characteristics of the portfolio. We use a variety of criteria specific to a given portfolio security to determine when we may potentially sell such security so that we avoid reacting to pressure caused by volatility in the broad mid cap market. Such criteria may include a security reaching our target price, (potentially as a result of an expansion of the price-earnings multiple or a change in our earnings estimate), the availability of a more favorable investment opportunity, or a drop in the price of a security below cost (after adjustment for major market declines). We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 54 MID CAP GROWTH FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.


   o Counter-Party Risk

   o Derivatives Risk
   o Growth Style Investment Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Smaller Company Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                          MID CAP GROWTH FUND 55

OPPORTUNITY FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGER
Ann M. Miletti

FUND INCEPTION:
12/31/1985
ADMINISTRATOR CLASS:
Ticker: WOFDX
Fund Number: 3606

INVESTMENT OBJECTIVE
The Opportunity Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o  at least 80% of the Fund's total assets in equity securities; and

o up to 25% of the Fund's total assets in equity securities of foreign issuers, including ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We invest principally in equity securities of medium-capitalization companies, which we define as those within the range of market capitalizations of companies in the Russell Midcap (Reg. TM) Index. The range of the Russell Midcap (Reg. TM) Index was $829 million to $12.2 billion as of May 30, 2009, and is expected to change frequently. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return. We reserve the right to hedge the portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.


We invest in equity securities of medium-capitalization companies that we believe are under-priced yet have attractive growth prospects. Our analysis is based on the determination of a company's "private market value," which is the price an investor would be willing to pay for the entire company. We determine a company's private market value based upon several types of analysis. We carry out a fundamental analysis of a company's cash flows, asset valuations, competitive situation and industry specific factors. We also gauge the company's management strength, financial health, and growth potential in determining a company's private market value. We place an emphasis on a company's management, even meeting with management in certain situations. Finally, we focus on the long-term strategic direction of a company. We then compare the private market value as determined by these factors to the company's public market capitalization, and invest in the equity securities of those companies where we believe there is a significant gap between the two.

We may sell an investment when its market price no longer compares favorably with the company's private market value. In addition, we may choose to sell an investment where the fundamentals deteriorate or the strategy of the management or the management itself changes.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 56 OPPORTUNITY FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk

   o Derivatives Risk

   o Foreign Investment Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Smaller Company Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                             OPPORTUNITY FUND 57

SMALL CAP DISCIPLINED FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGER
James M. Tringas, CFA, CPA
Bryant VanCronkhite, CFA, CPA

FUND INCEPTION:
03/28/2002
ADMINISTRATOR CLASS:
Ticker: WFSDX
Fund Number: 3705

INVESTMENT OBJECTIVE
The Small Cap Disciplined Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of small-capitalization companies; and

o up to 25% of the Fund's total assets in equity securities of foreign issuers, including ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We invest principally in small-capitalization companies that we believe are undervalued relative to the market based on discounted cash flows, earnings and asset value. We define small-capitalization companies as companies whose market capitalizations are substantially similar to those of companies in the Russell 2500TM Index. The range of the Russell 2500TM Index was $78 million to $3.9 billion, as of May 30, 2009, and is expected to change frequently. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We seek to take advantage of opportunities in the market created by investors who primarily focus on the short-term prospects of companies. To identify these opportunities, we follow a bottom-up investment process that focuses on three key elements - right company, right price, and right time. First, the right companies are defined as those that have solid assets with manageable debt levels in good industries. Secondly, we seek to buy these companies at the right price. To determine the right price, we carefully evaluate the potential upside reward as well as the potential downside risk in order to arrive at a reward/risk profile for every company considered. Lastly, we seek to buy these companies at the right time, which is typically when the prevailing market sentiment is low. We believe buying securities of a company when the prevailing sentiment is low allows us to limit the potential downside risk and allows us to participate in the potential upside price appreciation if the business fundamentals of the company improve. We consider selling a security when it appreciates to our target price without changes to the fundamentals of the underlying company, when the fundamentals deteriorate, when the security is forced out of the portfolio by a better idea, or when sentiment improves significantly. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 58 SMALL CAP DISCIPLINED FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.


   o Counter-Party Risk
   o Derivatives Risk

   o Foreign Investment Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk

   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Smaller Company Securities Risk
   o Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                   SMALL CAP DISCIPLINED FUND 59

SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Jerome "Cam" Philpott, CFA
Stuart Roberts

FUND INCEPTION:
07/13/1990
ADMINISTRATOR CLASS:
Ticker: WMNIX
Fund Number: 930
(THIS FUND IS CLOSED TO NEW INVESTORS.)

INVESTMENT OBJECTIVE
The Small Cap Growth Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of small-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We invest principally in equity securities of small-capitalization companies that we believe have above-average growth potential. We define small-capitalization companies as those with market capitalizations at the time of purchase of less than $2 billion. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We focus our investment strategy on identifying and investing in rapidly growing small-capitalization companies that are in an early or transitional stage of their development, before their potential is discovered by the market. We build the Fund's portfolio by selecting companies that we consider to have successful business plans. We seek high growth, favorably valued securities and have a bias for growth companies with reasonable valuation. We maintain a disciplined approach to monitoring the valuation characteristics of the portfolio. We use a variety of criteria specific to a portfolio security to determine when we may potentially sell such security to avoid reacting to pressure caused by volatility in the broad small cap market. Such criteria may include a security reaching our target price (potentially as a result of an expansion of the price-earnings multiple or a change in our earnings estimate), the availability of a more favorable investment opportunity, or a drop in the price of a security below cost (after adjustment for major market declines). We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 60 SMALL CAP GROWTH FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.


   o Counter-Party Risk

   o Derivatives Risk
   o Growth Style Investment Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Smaller Company Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                        SMALL CAP GROWTH FUND 61

SMALL CAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Schroder Investment Management North America Inc.

PORTFOLIO MANAGER
Jenny B. Jones

FUND INCEPTION:
08/01/1993
ADMINISTRATOR CLASS:
Ticker: NVSOX
Fund Number: 84
(THIS FUND IS CLOSED TO NEW INVESTORS.)

INVESTMENT OBJECTIVE
The Small Cap Opportunities Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of small-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We invest principally in equity securities of small-capitalization companies which we define as securities of companies with market capitalizations of $3 billion or less. This includes common stocks, securities convertible into common stocks and, subject to special limitations, rights or warrants to subscribe for or purchase common stocks. We also may invest to a limited degree in non-convertible debt securities and preferred stocks. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We actively manage a diversified portfolio of securities of companies that we believe can generate above-average earnings growth and reasonable valuations relative to the company's historical position and competitive peer group. We use a bottom-up fundamental research-driven process in our stock selection. In selecting securities for the Fund, we seek to identify companies that either are rapidly growing (usually with relatively short operating histories) or emerging from a period of dramatic change. These changes may involve a sharp increase in earnings, the hiring of new management or other measures taken to narrow the gap between share price and takeover/asset value.

We may reduce or eliminate exposure to a stock when we identify a more attractive investment opportunity, or when a company's fundamentals change (product failure, change in management, margin compression and/or change to the competitive landscape). We will also consider selling a stock if the stock's price target has been met.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 62 SMALL CAP OPPORTUNITIES FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Derivatives Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk

   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Smaller Company Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                 SMALL CAP OPPORTUNITIES FUND 63

SMALL/MID CAP VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGER
Erik C. Astheimer
I. Charles Rinaldi
Michael Schneider, CFA

FUND INCEPTION:
03/28/2002
ADMINISTRATOR CLASS:
Ticker: WWMDX
Fund Number: 3706

INVESTMENT OBJECTIVE
The Small/Mid Cap Value Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of small- and medium-capitalization companies; and

o up to 30% of the Fund's total assets in equity securities of foreign issuers, including ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We invest principally in equity securities of small-and medium capitalization companies, which we define as companies with market capitalizations within the range of the Russell 2500TM Index. The market capitalization range of the Russell 2500TM Index was $78 million to $3.9 billion, as of May 30, 2009, and is expected to change frequently. We may also invest in equity securities of foreign issuers through ADRs and similar investments. As a hedging strategy, the Fund may write put and call options,meaning that the Fund sells an option to another party giving that party the right to either sell a stock to (put) or buy a stock from (call) the Fund at a predetermined price in the future.Whether or not this hedging strategy is successful depends on a variety of factors, particularly our ability to predict movements of the price of the hedged stock. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We employ a multi-faceted investment process that consists of quantitative idea generation and rigorous fundamental research. This process involves identifying companies that we believe exhibit attractive valuation characteristics and warrant further research. We then conduct fundamental research to find securities in small- and medium-capitalization companies with a positive dynamic for change that could move the price of such securities higher. The positive dynamic may include a change in management team, a new product or service, corporate restructuring, an improved business plan, a change in the regulatory environment, or the right time for the industry in its market cycle. We typically sell a security when its fundamentals deteriorate, its relative valuation versus the peer group and market becomes expensive, or for risk management considerations. We believe the combination of buying the securities of undervalued small and medium capitalization companies with positive dynamics for change limits our downside risk while allowing us to potentially participate in significant upside appreciation in the price of such securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 64 SMALL/MID CAP VALUE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.


   o Counter-Party Risk

   o Derivatives Risk
   o Foreign Investment Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk

   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Smaller Company Securities Risk
   o Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                     SMALL/MID CAP VALUE FUND 65

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for each Fund have been previously identified and are described below. Additional information about the principal risks is included in the Statement of Additional Information.

ACTIVE TRADING RISK            Frequent trading will result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains, which are taxable to you as ordinary income when distributed by the Fund.

COUNTER-PARTY RISK             When a Fund enters into a repurchase agreement, an agreement where it buys a security from a seller that agrees to repurchase the security at an agreed upon price and time, the
                               Fund is exposed to the risk that the other party will not fulfill its contractual obligation.
                               Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.

CURRENCY HEDGING RISK          An investment transacted in a foreign currency may lose value due to fluctuations in the rate of exchange. To manage currency exposure, a Fund may purchase currency futures or enter into forward currency contracts to "lock in" the U.S. dollar price of the security. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future price set at the time of the contract. Similar to a forward currency contract, currency futures contracts are standardized for the convenience of market participants and quoted on an exchange. To reduce the risk of one party to the contract defaulting, the accrued profit or loss from a futures contract is calculated and paid on a daily basis rather than on the maturity of the contract.

DERIVATIVES RISK               The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                               For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.


 66 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

FOREIGN INVESTMENT RISK        Foreign investments, including American Depositary Receipts (ADRs) and similar investments, are subject to more risks than U.S. domestic investments. These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. In addition, amounts realized on sales or distributions of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities. Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates. Such fluctuations may reduce the value of the investment. Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.

GROWTH STYLE INVESTMENT RISK   Growth stocks can perform differently from the market as a whole and from other types of stocks. Growth stocks may be designated as such and purchased based on the premise that the market will eventually reward a given company's long-term earnings growth with a higher stock price when that company's earnings grow faster than both inflation and the economy in general. Thus a growth style investment strategy attempts to identify companies whose earnings may or are growing at a rate faster than inflation and the economy. While growth stocks may react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks by rising in price in certain environments, growth stocks also tend to be sensitive to changes in the earnings of their underlying companies and more volatile than other types of stocks, particularly over the short term. Furthermore, growth stocks may be more expensive relative to their current earnings or assets compared to the values of other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall. Finally, during periods of adverse economic and market conditions, the stock prices of growth stocks may fall despite favorable earnings trends.

ISSUER RISK                    The value of a security may decline for a number of reasons that directly relate to the issuer or an entity providing credit support or liquidity support, such as management performance, financial leverage, and reduced demand for the issuer's goods, services or securities.

ISSUER CONCENTRATION RISK      Since the Fund tends to invest in a smaller number of stocks than do many other similar mutual funds, changes in the value of individual stocks held by the Fund may have a larger impact on the Fund's net asset value than if the Fund were more broadly invested.

LEVERAGE RISK                  Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

LIQUIDITY RISK                 A security may not be sold at the time desired or without adversely affecting the price.



                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 67

MANAGEMENT RISK                We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor does anyone we contract with to provide services, such as selling agents or investment advisers, promise to make good on any such losses.

MARKET RISK                    The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value or become illiquid due to factors affecting securities markets generally or particular industries represented in the securities markets.
                               The value or liquidity of a security may decline or become illiquid due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline or become illiquid due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline or become illiquid in value simultaneously.

REGULATORY RISK                Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.

SMALLER COMPANY SECURITIES     Securities of companies with smaller market capitalizations tend to be more volatile and less
RISK                           liquid than larger company stocks. Smaller companies may have no or relatively short operating histories, or be newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.

VALUE STYLE INVESTMENT RISK    Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks may be purchased based upon the belief that a given security may be out of favor. Value investing seeks to identify stocks that have depressed valuations, based upon a number of factors which are thought to be temporary in nature, and to sell them at superior profits when their prices rise in response to resolution of the issues which caused the valuation of the stock to be depressed. While certain value stocks may increase in value more quickly during periods of anticipated economic upturn, they may also lose value more quickly in periods of anticipated economic downturn. Furthermore, there is the risk that the factors which caused the depressed valuations are longer term or even permanent in nature, and that there will not be any rise in valuation. Finally, there is the increased risk in such situations that such companies may not have sufficient resources to continue as ongoing businesses, which would result in the stock of such companies potentially becoming worthless.


 68 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

PORTFOLIO HOLDINGS INFORMATION
--------------------------------------------------------------------------------

A description of the WELLS FARGO ADVANTAGE FUNDS' policies and procedures with respect to disclosure of the WELLS FARGO ADVANTAGE FUNDS' portfolio holdings is available in the Funds' Statement of Additional Information and on the WELLS FARGO ADVANTAGE FUNDS' Web site at www.wellsfargo.com/advantagefunds. In addition, Funds Management will, from time to time, include portfolio holdings information in quarterly commentaries for certain Funds. The substance of the information contained in such commentaries will also be posted to the Funds' Web site at www.wellsfargo.com/advantagefunds.

                                               PORTFOLIO HOLDINGS INFORMATION 69

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Funds and approves the selection of various companies hired to manage the Funds' operations. Except for the Funds' investment advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.

THE INVESTMENT ADVISER
Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds . Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in each Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Funds' semi-annual report for the fiscal half-year ended April 30, 2009.

For a Fund's most recent fiscal year end, the advisory fee paid to Funds Management was as follows:




 ADVISORY FEES PAID
Fund Name                            AS A % OF AVERAGE DAILY NET ASSETS
 C&B Mid Cap Value Fund                              0.48%
 Discovery Fund                                      0.63%
 Enterprise Fund                                     0.66%
 Mid Cap Disciplined Fund                            0.60%
 Mid Cap Growth Fund                                 0.58%
 Opportunity Fund                                    0.61%
 Small Cap Disciplined Fund                          0.69%
 Small Cap Growth Fund                               0.71%
 Small Cap Opportunities Fund                        0.74%
 Small/Mid Cap Value Fund                            0.66%


Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.

For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.

 70 ORGANIZATION AND MANAGEMENT OF THE FUNDS

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter and securities lending agent.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

THE SUB-ADVISERS AND PORTFOLIO MANAGERS
The following sub-advisers and portfolio managers perform day-to-day investment management activities for the Funds . Each sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds . The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 71

--------------------------------------------------------------------------------
WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Discovery, Enterprise, Mid Cap Disciplined, Opportunity, Small Cap Disciplined, Small Cap Growth and Small/Mid Cap Value Funds . Accordingly, Wells Capital Management is responsible for the day-to-day investment management activities of these Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.


ERIK C. ASTHEIMER            Mr. Astheimer is jointly responsible for managing the Small/Mid Cap Value Fund, which
Small/Mid Cap Value Fund     he has managed since 2008. Mr. Astheimer serves as a senior research analyst and co-portfolio manager for the Value Equity team at Wells Capital Management. Prior to joining Wells Capital Management, Mr. Astheimer served as senior analyst at Strong
                             Capital Management Inc.(SCM), which he joined in 2004. Prior to SCM, he worked at
                             Gabelli & Co. as a research analyst. Before that, he was a financial analyst at Salomon
                             Smith Barney in their investment banking department. During his final year with the firm, his assignments were undertaken in the Asia-Pacific region. Education: B.A.,
                             Finance, Duquesne University.
JAMES M. LEACH, CFA          Mr. Leach is jointly responsible for managing the Discovery Fund, which he has
Discovery Fund               managed since 2003, and the Enterprise Fund, which he has managed since 2007. Mr.
Enterprise Fund              Leach joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining
                             Wells Capital Management, he was a portfolio manager at Strong Capital Management,
                             Inc. since October 2000. Education: B.S., Mechanical Engineering, University of
                             California at Santa Barbara; M.B.A., Finance, New York University-Stern School of
                             Business.
ANN M. MILETTI               As Lead Portfolio Manager for the Opportunity Fund, Ms. Miletti is responsible for
Opportunity Fund             managing the Opportunity Fund, with principal responsibility for the day-to-day management and decision making for the Opportunity Fund. She had previously jointly managed the Opportunity Fund and its predecessor fund as Co-Portfolio
                             Manager with Richard T. Weiss from 2001 until 2008. Ms. Miletti joined Wells Capital
                             Management in 2005 as a portfolio manager. Prior to joining Wells Capital
                             Management, she was with Strong Capital Management, Inc. since 1991. From August
                             1998 to September 2001, Ms. Miletti was an associate manager of equity accounts.
                             Education: B.S., Education, University of Wisconsin - Milwaukee.
THOMAS J. PENCE, CFA         Mr. Pence is jointly responsible for managing the Discovery Fund, which he has
Discovery Fund               managed since 2001, and the Enterprise Fund, which he has managed since 2000. Mr.
Enterprise Fund              Pence joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining
                             Wells Capital Management, he was a portfolio manager at Strong Capital Management,
                             Inc. since October 2000. Education: B.S., Business, Indiana University; M.B.A., Finance,
                             University of Notre Dame.
JEROME "CAM" PHILPOTT, CFA   Mr. Philpott is jointly responsible for managing the Mid Cap Growth Fund, which he has
Mid Cap Growth Fund          managed since 2001, and the Small Cap Growth Fund, which he has managed, along
Small Cap Growth Fund        with its predecessor fund, since 1993. He joined Wells Capital Management in 2003 as a portfolio manager. Prior to joining Wells Capital Management, Mr. Philpott was a portfolio manager with Montgomery Asset Management, which he joined in 1991 as an analyst for the Small Cap Equity team. Education: B.A., Economics, Washington and
                             Lee University; M.B.A., Darden School - University of Virginia.


 72 ORGANIZATION AND MANAGEMENT OF THE FUNDS

I. CHARLES RINALDI           Mr. Rinaldi is responsible for managing the Small/Mid Cap Value Fund, which he has
Small/Mid Cap Value Fund     managed, along with its predecessor fund, since 1997. Mr. Rinaldi joined Wells Capital
                             Management in 2005 as senior portfolio manager responsible for day-to-day management of its small value and small/mid cap value strategies. Prior to joining
                             Wells Capital Management, he was a portfolio manager with Strong Capital
                             Management, Inc. since 1997. Education: B.A., Biology, St. Michael's College; M.B.A.,
                             Finance, Babson College.
STUART ROBERTS               Mr. Roberts is jointly responsible for managing the Mid Cap Growth Fund, which he has
Mid Cap Growth Fund          managed since 2001, and the Small Cap Growth Fund, which he has managed, along
Small Cap Growth Fund        with its predecessor, since its inception in 1990. Mr. Roberts joined Wells Capital
                             Management in 2003 as a portfolio manager. Prior to joining Wells Capital
                             Management, he was a senior portfolio manager with Montgomery Asset
                             Management (Montgomery) for the Small Cap Growth Fund. In 2001, he became a co-portfolio manager for the Mid Cap Growth Fund. Prior to joining Montgomery, Mr.
                             Roberts was vice president and portfolio manager at Founders Asset Management, where he was responsible for three separate growth oriented small-cap mutual funds.
                             Education: B.A., Economics, Bowdoin College; M.B.A., University of Colorado.
MICHAEL SCHNEIDER, CFA       Mr. Schneider is jointly responsible for managing the Small/Mid Cap Value Fund, which
Small/Mid Cap Value Fund     he has managed since 2008. Mr. Schneider serves as a senior research analyst and co-portfolio manager for the Value Equity team at Wells Capital Management. Prior to joining Wells Capital Management, Mr. Schneider worked as a research analyst at
                             Gabelli & Co., Standard & Poor's, and R.L Renck & Co., Inc. Education: B.S., Finance, St.
                             John's University; M.B.A., Business Administration, Columbia Business School.
JAMES M. TRINGAS, CFA, CPA   Mr. Tringas is jointly responsible for managing the Wells Fargo Advantage Small Cap
Mid Cap Disciplined Fund     Disciplined Fund and the Wells Fargo Advantage Mid Cap Disciplined Fund, both of
Small Cap Disciplined Fund   which he has managed since 2009, when he became a co-portfolio manager at Wells
                             Capital Management. Mr. Tringas is also Managing Director and Senior Portfolio
                             Manager with the Small Cap Value team of Evergreen Investment Management
                             Company's ("EIMC") Equity Management group. Mr. Tringas has been with EIMC or one of its predecessor firms since 1994. Mr. Tringas has been awarded the use of the
                             Chartered Financial Analyst (CFA) designation by the CFA Institute. He is also a Certified
                             Public Accountant; he received his CPA license from the State of Florida in 1991. He received both a Bachelor of Science (1988) and a Master of Science (1990) in
                             accounting from the University of Florida.
BRYANT VANCRONKHITE, CFA,    Bryant VanCronkhite is jointly responsible for managing the Mid Cap Disciplined and
CPA                          Small Cap Disciplined Funds, both of which he has managed since 2009, when he
Mid Cap Disciplined Fund     became a co-portfolio Manager with the Disciplined Value Equity Team at Wells Capital
Small Cap Disciplined Fund   Management. Prior to his current role, he was a senior research analyst on the
                             Disciplined Value Equity Team from 2004 to 2009. Prior to joining Wells Capital
                             Management, Mr. VanCronkhite was a mutual fund accountant for Strong Capital
                             Management. Education: B.S. and M.P.A. in Professional Accountancy, University of
                             Wisconsin - Whitewater.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 73

--------------------------------------------------------------------------------
COOKE & BIELER, L.P. (Cooke & Bieler), a Pennsylvania limited partnership, is located at 1700 Market Street, Philadelphia, PA 19103. Cooke & Bieler is the sub-adviser for the C&B Mid Cap Value Fund. Accordingly, Cooke & Bieler is responsible for the day-to-day investment management activities of the C&B Mid Cap Value Fund. Cooke & Bieler is a registered investment adviser that provides investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1951.

The following portfolio managers work as a team, each having equal responsibility and accountability in managing the C&B Mid Cap Value Fund, with no limitations on their respective roles. Each portfolio manager's responsibilities include the generation of investment ideas as well as research and monitoring of stock valuation and performance. The impact of each portfolio manager's investment decisions on the overall portfolio is closely monitored by all portfolio managers on the team.


KERMIT S. ECK, CFA           Mr. Eck is jointly responsible for managing the C&B Mid Cap Value Fund, which he has
C&B Mid Cap Value Fund       managed since 1998. Mr. Eck joined Cooke & Bieler in 1992 where he currently serves as a partner, research analyst and portfolio manager. Education: B.S., Computer Science,
                             Montana State University; M.B.A., Stanford University.
DAREN C. HEITMAN, CFA        Mr. Heitman is jointly responsible for managing the C&B Mid Cap Value Fund, which he
C&B Mid Cap Value Fund       has managed since 2005. Mr. Heitman joined Cooke & Bieler in 2005, and currently serves as a partner, research analyst, and portfolio manager. Before joining Cooke &
                             Bieler, Mr. Heitman was with Schneider Capital Management as a senior analyst from
                             2000 until 2005. Education: B.S., Finance, Iowa State University; M.B.A., University of
                             Chicago.
STEVE LYONS, CFA             Mr. Lyons is jointly responsible for managing the C&B Mid Cap Value Fund, which he
C&B Mid Cap Value Fund       has managed since 2009. Mr. Lyons joined Cooke & Bieler in 2006 where he currently serves as principal, research analyst and portfolio manager. Prior to business school, Mr.
                             Lyons worked in the investment services industry specializing in private equity and business valuation. Education: B.S. Finance, Arizona State University; M.B.A., University
                             of Chicago.
MICHAEL M. MEYER, CFA        Mr. Meyer is jointly responsible for managing the C&B Mid Cap Value Fund, which he
C&B Mid Cap Value Fund       has managed since 1998. Mr. Meyer joined Cooke & Bieler in 1993 where he is currently a partner, research analyst and portfolio manager. Education: B.A., Economics, Davidson
                             College; M.B.A., Wharton School of Business.
EDWARD W. O'CONNOR, CFA      Mr. O'Connor is jointly responsible for managing the C&B Mid Cap Value Fund, which
C&B Mid Cap Value Fund       he has managed since 2002. Mr. O'Connor joined Cooke & Bieler in 2002, where he is currently a partner, research analyst and portfolio manager. Prior to joining Cooke &
                             Bieler, Mr. O'Connor was with Cambiar Investors where he served as an equity analyst and portfolio manager and participated in Cambiar's 2001 management buyout.
                             Education: B.A., Economics and Philosophy, Colgate University; M.B.A., University of
                             Chicago.
R. JAMES O'NEIL, CFA         Mr. O'Neil is jointly responsible for managing the C&B Mid Cap Value Fund, which he
C&B Mid Cap Value Fund       has managed since 1998. Mr. O'Neil joined Cooke & Bieler in 1988 where he is currently a partner, research analyst and portfolio manager. Education: B.A., Economics, Colby
                             College; M.B.A., Harvard School of Business.
MEHUL TRIVEDI, CFA           Mr. Trivedi is jointly responsible for managing the C&B Mid Cap Value Fund, which he
C&B Mid Cap Value Fund       has managed since 1998. Mr. Trivedi joined Cooke & Bieler in 1998, where he is currently a partner, research analyst and portfolio manager. Education: B.A.,
                             International Relations, University of Pennsylvania; B.S. Economics, Wharton School of
                             Business; M.B.A., Wharton School of Business.


 74 ORGANIZATION AND MANAGEMENT OF THE FUNDS

--------------------------------------------------------------------------------
SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC.(Schroder), located at 875 Third Avenue, 22nd floor, New York, NY 10019, is the investment sub-adviser for the Small Cap Opportunities Fund and in this capacity is responsible for the day-to-SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC.(Schroder), located at 875 Third Avenue, 22nd floor, New York, NY 10019, is the investment sub-adviser for the Small Cap Opportunities Fund and in this capacity is responsible for the day-to-day investment activities of the Fund. Schroder provides investment services to company retirement plans, foundations, endowments, trust companies and high net worth individuals.

JENNY B. JONES               Ms. Jones is responsible for managing the Small Cap Opportunities Fund, which she
Small Cap Opportunities Fund has managed since 2003. She joined Schroder in 2002. Prior to that time, she served as
                             Executive Director with Morgan Stanley, where she began in 1996, and was responsible for the management of several Small Cap and Small-Mid Special Value Funds.
                             Education: B.A., Yale University; M.B.A., Finance, New York University.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 75

DORMANT MULTI-MANAGER ARRANGEMENT
The Board has adopted a "multi-manager" arrangement for each Fund. Under this arrangement, each Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

 76 ORGANIZATION AND MANAGEMENT OF THE FUNDS

COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS
--------------------------------------------------------------------------------

SHAREHOLDER SERVICING PLAN
The Funds have a shareholder servicing plan. Under this plan, each Fund has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

ADDITIONAL PAYMENTS TO DEALERS
In addition to dealer reallowances and payments made by each Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates make additional payments ("Additional Payments") to certain selling or shareholder servicing agents for the Fund, which include broker-dealers. These Additional Payments are made in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These Additional Payments, which may be significant, are paid by the Fund's adviser, the distributor or their affiliates, out of their revenues, which generally come directly or indirectly from fees paid by the entire Fund complex.

In return for these Additional Payments, the Fund's adviser and distributor expect to receive certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments. Such advantages are expected to include, without limitation, placement of the Fund on a list of mutual funds offered as investment options to the selling agent's clients (sometimes referred to as "Shelf Space"); access to the selling agent's registered representatives; and/or ability to assist in training and educating the selling agent's registered representatives.

Certain selling or shareholder servicing agents receive these Additional Payments to supplement amounts payable by the Fund under the shareholder servicing plans. In exchange, these agents provide services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by each Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

The Additional Payments may create potential conflicts of interests between an investor and a selling agent who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial consultant and review carefully any disclosure by the selling agent as to what monies they receive from mutual fund advisers and distributors, as well as how your financial consultant is compensated.

The Additional Payments are typically paid in fixed dollar amounts, or based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of sales and/or assets under management, or a combination of the above. The Additional Payments are either up-front or ongoing or both. The Additional Payments differ among selling and shareholder servicing agents. Additional Payments to a selling agent that is compensated based on its customers' assets typically range between 0.05% and 0.30% in a given year of assets invested in the Fund by the selling agent's customers. Additional Payments to a selling agent that is compensated based on a percentage of sales typically range between 0.10% and 0.15% of the gross sales of the Fund attributable to the selling agent. In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable FINRA regulations.

More information on the FINRA member firms that have received the Additional Payments described in this section is available in the Statement of Additional Information, which is on file with the SEC and is also available on the WELLS FARGO ADVANTAGE FUNDS website at www.wellsfargo.com/advantagefunds.

                     COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS 77

PRICING FUND SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or NAV) for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. Each Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of a Fund's assets that may be invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of a Fund's assets invested directly in securities, the Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.

 78 PRICING FUND SHARES

HOW TO BUY SHARES
--------------------------------------------------------------------------------

Administrator Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Administrator Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers' investments in the Funds. Specific eligibility requirements that apply to these entities include:

o Employee benefit plan programs that have at least $10 million in plan assets;

o Broker-dealer managed account or wrap programs that charge an asset-based fee;

o Registered investment adviser mutual fund wrap programs that charge an asset-based fee;

o  Internal Revenue Code Section 529 college savings plan accounts;

o Fund of Funds including those advised by Funds Management (WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS/SM/);

o Investment Management and Trust Departments of Wells Fargo purchasing shares on behalf of their clients;

o  Institutions who invest a minimum initial amount of $1 million in a Fund;
   and

o Under certain circumstances and for certain groups as detailed in the Funds' Statement of Additional Information.

 INSTITUTIONS PURCHASING     OPENING AN ACCOUNT                              ADDING TO AN ACCOUNT
                            ----------------------------------------------- --------------------------------------
 SHARES DIRECTLY
---------------------------
 By Telephone or Internet   A new account may not be opened by              To buy additional shares or to buy
---------------------------
                            telephone or internet unless the institution    shares in a new Fund:
                            has another Wells Fargo Advantage Fund          o Call Investor Services at
                            account. If the institution does not currently  1-800-222-8222 or
                            have an account, contact your investment        o Call 1-800-368-7550 for the
                            representative.
                            -----------------------------------------------
                                                                            automated phone system or
                                                                            o visit our Web site at
                                                                            www.wellsfargo.com/
                                                                            advantagefunds
                                                                            --------------------------------------
 By Wire                                                                    To buy additional shares, instruct
---------------------------                                                  your bank or financial institution to
                            o Complete and sign the Administrator Class     use the same wire instructions
                            account application                             shown to the left.
                            o Call Investor Services at 1-800-222-8222 for  --------------------------------------

                            faxing instructions
                            o Use the following wiring instructions:
                            State Street Bank & Trust
                            Boston, MA
                            Bank Routing Number: ABA 011000028
                            Wire Purchase Account: 9905-437-1
                            Attention: WELLS FARGO ADVANTAGE FUNDS
                            (Name of Fund, Account
                            Number )
                            Account Name: Provide your
                            name as registered on the
                            Fund account
                            -----------------------------------------------

                                                            HOW TO BUY SHARES 79

 INSTITUTIONS PURCHASING
                            OPENING AN ACCOUNT                              ADDING TO AN ACCOUNT
                            ----------------------------------------------  --------------------------------------
 SHARES DIRECTLY
--------------------------- ----------------------------------------------- --------------------------------------
 In Person                  Investors are welcome to visit the Investor     See instructions shown to the left.
--------------------------                                                  --------------------------------------
                            Center in person to ask questions or conduct
                            any Fund transaction. The Investor Center is
                            located at 100 Heritage Reserve, Menomonee
                            Falls, Wisconsin 53051.
                            ----------------------------------------------
 Through Your Investment    Contact your investment representative.         Contact your investment
 Representative                                                             representative.

-------------------------- ----------------------------------------------   --------------------------------------

SPECIAL CONSIDERATIONS WHEN INVESTING THROUGH FINANCIAL INTERMEDIARIES:
If a financial intermediary purchases Administrator Class shares on your behalf, you should understand the following:

   o MINIMUM INVESTMENTS AND OTHER TERMS OF YOUR ACCOUNT. Share purchases are made through a customer account at your financial intermediary following that firm's terms. Financial intermediaries may require different minimum investment amounts. Please consult an account representative from your financial intermediary for specifics.

   o RECORDS ARE HELD IN FINANCIAL INTERMEDIARY'S NAME. Financial intermediaries are usually the holders of record for Administrator Class shares held through their customer accounts. The financial intermediaries maintain records reflecting their customers' beneficial ownership of the shares.

   o PURCHASE/REDEMPTION ORDERS. Financial intermediaries are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis.

   o SHAREHOLDER COMMUNICATIONS. Financial intermediaries are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds.

   o U.S. DOLLARS ONLY. All payment must be made in U.S. dollars and all checks must be drawn on U.S. banks.

   o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.

   o EARNINGS DISTRIBUTIONS. You are eligible to earn distributions beginning on the business day after the transfer agent receives your purchase in proper form.

 80 HOW TO BUY SHARES

HOW TO SELL SHARES
--------------------------------------------------------------------------------

Administrator Class shares must be redeemed according to the terms of your customer account with your financial intermediary. You should contact your investment representative when you wish to sell Fund shares.

 INSTITUTIONS SELLING SHARES DIRECTLY    TO SELL SOME OR ALL OF YOUR SHARES
---------------------------------------- ---------------------------------------------------------------------
 By Telephone /                          o To speak with an investor services representative call
 Electronic Funds Transfer (EFT)         1-800-222-8222 or use the automated phone system at
----------------------------------------
                                         1-800-368-7550.
                                         o Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Wells Fargo Advantage money
                                         market funds, and next day for all other WELLS FARGO ADVANTAGE
                                         FUNDS.
                                         o Transfers made to a Wells Fargo Bank account are made
                                         available sooner than transfers to an unaffiliated institution.
                                         o Redemptions to any other linked bank account may post in two business days, please check with your financial institution for funds posting and availability.
                                         NOTE: Telephone transactions such as redemption requests
                                         made over the phone generally require only one of the
                                         account owners to call unless you have instructed us
                                         otherwise.

 By Wire                                 o To arrange for a Federal Funds wire, call 1-800-222-8222.
----------------------------------------
                                         o Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.
                                         o Redemption proceeds are usually wired to the financial
                                         intermediary the following business day.
                                         ---------------------------------------------------------------------
 By Internet                             Visit our Web site at www.wellsfargo.com/advantagefunds.
---------------------------------------- ---------------------------------------------------------------------
 In Person                               Investors are welcome to visit the Investor Center in person to ask
----------------------------------------
                                         questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls, Wisconsin
                                         53051.

 Through Your Investment Representative  Contact your investment representative.

---------------------------------------- ---------------------------------------

GENERAL NOTES FOR SELLING SHARES:

   o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

   o EARNINGS DISTRIBUTIONS. Your shares are eligible to earn distributions through the date of redemption. If you redeem shares on a Friday or prior to a holiday, your shares will continue to be eligible to earn distributions until the next business day.

   o RIGHT TO DELAY PAYMENT. We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through EFT, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments

                                                           HOW TO SELL SHARES 81
     coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks.
     Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.
     Such extraordinary circumstances are discussed further in the Statement of Additional Information.

   o REDEMPTION IN KIND. Although generally we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

   o RETIREMENT PLANS AND OTHER PRODUCTS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

 82 HOW TO SELL SHARES

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment (I.E., a Fund not closed to new accounts).

o An exchange request will be processed on the same business day, provided that both Funds are open at the time the request is received. If one or both Funds are closed, the exchange will be processed on the following business day.

o You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.

o Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new
   Fund, unless your balance has fallen below that amount due to investment performance.

o Any exchange between two WELLS FARGO ADVANTAGE FUNDS must meet the minimum subsequent purchase amounts.

Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds reserve the right to reject any purchase or exchange order for any reason. The Funds are not designed to serve as vehicles for frequent trading. Purchases or exchanges that a Fund determines could harm the Fund may be rejected.

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.


The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Funds Management monitors available shareholder trading information across all Funds on a daily basis. If a shareholder redeems more than $5,000 (including redemptions that are part of an exchange transaction) from a Fund, that shareholder will be "blocked" from purchasing shares of that Fund (including purchases that are part of an exchange transaction) for 30 calendar days after the redemption. This policy does not apply to:


o  Money market funds;

o  Ultra-short funds;

o  Purchases of shares through dividend reinvestments;

                                                       HOW TO EXCHANGE SHARES 83

o Systematic purchases, redemptions or exchanges where a financial intermediary maintaining a shareholder account identifies the transaction as a systematic purchase, redemption or exchange at the time of the transaction;

o Rebalancing transactions within certain asset allocation or "wrap" programs where the financial intermediary maintaining a shareholder account is able to identify the transaction as part of an asset allocation program approved by Funds Management;

o Transactions initiated by a registered "fund of funds" or Section 529 Plan into an underlying fund investment;

o Certain transactions involving participants in employer-sponsored retirement plans, including: participant withdrawals due to mandatory distributions, rollovers and hardships, withdrawals of shares acquired by participants through payroll deductions, and shares purchased or redeemed by a participant in connection with plan loans; and

o Purchases below $5,000 (including purchases that are part of an exchange transaction).

In addition, Funds Management reserves the right to accept purchases, redemptions and exchanges made in excess of applicable trading restrictions in designated accounts held by Funds Management or its affiliate that are used at all times exclusively for addressing operational matters related to shareholder accounts, such as testing of account functions, and are maintained at low balances that do not exceed specified dollar amount limitations.

A financial intermediary through whom you may purchase shares of a Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and described in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about the restrictions or limitations on trading activity that will be applied to your account.

Certain purchases and redemptions made under the following circumstances will not be factored into Funds Management's analysis of frequent trading activity including, but not limited to: reinvestment of dividends; retirement plan contributions, loans and distributions (including hardship withdrawals); non-discretionary portfolio rebalancing associated with certain wrap accounts and retirement plans; and transactions in Section 529 Plans and registered funds of funds.

 84 HOW TO EXCHANGE SHARES

ACCOUNT POLICIES
--------------------------------------------------------------------------------

ADVANCE NOTICE OF LARGE TRANSACTIONS
We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5,000,000. This will allow us to manage the Funds most effectively. When you give us this advance notice, you must provide us with your name and account number.

HOUSEHOLDING
To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.

RETIREMENT ACCOUNTS
We offer prototype documents for a variety of retirement accounts for individuals and small businesses. Please call 1-800-222-8222 for information on:

o  Individual Retirement Plans, including Traditional IRAs and Roth IRAs.

o  Small Business Retirement Plans, including Simple IRAs and SEP IRAs.

There may be special distribution requirements for a retirement account, such as required distributions or mandatory Federal income tax withholdings. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary.

SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

ELECTRONIC DELIVERY OF FUND DOCUMENTS
You may elect to receive your Fund prospectuses, shareholder reports and other Fund documents electronically in lieu of paper form by enrolling on the Funds' Web site at www.wellsfargo.com/advantagedelivery. If you make this election, you will be notified by e-mail when the most recent Fund documents are available for electronic viewing and downloading.

To receive Fund documents electronically, you must have an e-mail account and an internet browser that meets the requirements described in the Privacy & Security section of the Funds' Web site at www.wellsfargo.com/advantagefunds. You may change your electronic delivery preferences or revoke your election to receive Fund documents electronically at any time by visiting www.wellsfargo.com/advantagedelivery.

STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

                                                             ACCOUNT POLICIES 85

TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

 86 ACCOUNT POLICIES

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Funds generally make distributions of any net investment income and any realized net capital gains at least annually. Please contact your institution for distribution options. Remember, distributions have the effect of reducing the NAV per share by the amount distributed.

TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain.

Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Also, if you are an individual Fund shareholder, the portion of your distributions attributable to dividends received by a Fund from its investments in certain U.S. and foreign corporations generally will be taxed at a maximum 15% rate of tax, as long as certain holding period requirements are met. These reduced rates of tax will expire after December 31, 2010.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to backup withholding taxes.

                                                                        TAXES 87

ADDITIONAL PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

This section contains additional information regarding performance of the Funds. The sub-section below titled "Index Descriptions" defines the market indices that are referenced in the Fund Summaries. The sub-section below titled "Share Class Performance" provides history for specified share classes of certain Funds.

INDEX DESCRIPTIONS
The "Average Annual Total Returns" table in each Fund's Fund Summary compares the Fund's returns with those of at least one broad-based market index. Below are descriptions of each such index. You cannot invest directly in an index.

RUSSELL 2000 (Reg. TM) INDEX           The Russell 2000 (Reg. TM) Index measures the performance of the 2,000 smallest companies in the
                                       Russell 3000 (Reg. TM) Index, which represents approximately 8% of the total market capitalization of
                                       the Russell 3000 Index.
RUSSELL 2000 GROWTH (Reg. TM) INDEX    The Russell 2000 (Reg. TM) Growth Index measures the performance of those Russell 2000
                                       (Reg. TM)
                                       companies with higher price-to-book ratios and higher forecasted growth values.
RUSSELL 2000 (Reg. TM) VALUE INDEX     The Russell 2000 (Reg. TM) Value Index measures the performance of those Russell 2000
                                       (Reg. TM) companies
                                       with lower price-to-book ratios and lower forecasted growth values.
RUSSELL 2500TM GROWTH INDEX            The Russell 2500TM Growth Index measures the performance of those Russell 2500TM companies with higher price-to-book ratios and higher forecasted growth values.
RUSSELL 2500TM VALUE INDEX             The Russell 2500TM Value Index measures the performance of those Russell 2500TM companies with lower price-to-book ratios and lower forecasted growth values.
RUSSELL MIDCAP (Reg. TM) INDEX         The Russell Midcap (Reg. TM) Index measures the performance of the 800 smallest companies in the
                                       Russell 1000 (Reg. TM) Index, which represent approximately 25% of the total market capitalization
                                       of the Russell 1000 (Reg. TM) Index.
RUSSELL MIDCAP (Reg. TM) GROWTH        The Russell Midcap (Reg. TM) Growth Index measures the performance of those Russell
                                       Midcap (Reg. TM)
INDEX                                  companies with higher price-to-book ratios and higher forecasted growth values. The stocks
                                       are also members of the Russell 1000 (Reg. TM) Growth Index.
RUSSELL MIDCAP (Reg. TM) VALUE INDEX   The Russell Midcap (Reg. TM) Value Index measures the performance of those Russell
                                       Midcap (Reg. TM)
                                       companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 (Reg. TM) Value Index.

 88 ADDITIONAL PERFORMANCE INFORMATION

SHARE CLASS PERFORMANCE
The performance history of share classes of certain Funds is included below due to events such as a share class's commencement of operations, a Fund's change in sub-adviser, share class modifications, mergers or reorganizations, renamed share classes, etc., that may have taken place during the periods of performance shown in the "Calendar Year Total Returns" and "Average Annual Total Returns" presented in the Fund Summaries. For example, with respect to the commencement of operations of a share class, details regarding the identity of an older predecessor share class of a newer share class of an applicable Fund, including any adjustments to reflect certain fees or expenses paid by the newer share class or inclusion of non-applicable expenses of the older predecessor share class, are listed below.

   o C&B MID CAP VALUE FUND - ADMINISTRATOR CLASS SHARES. Administrator Class shares incepted on July 26, 2004. Performance shown prior to the inception of the Administrator Class shares reflects the performance of the unnamed share class of the C&B Mid Cap Value Portfolio, the predecessor fund, and includes expenses that are not applicable to and are higher than those of the Administrator Class.

   o DISCOVERY FUND - ADMINISTRATOR CLASS SHARES. Administrator Class shares incepted on April 11, 2005. Performance shown prior to the inception of the Administrator Class shares reflects the performance of the Investor Class shares of the predecessor fund, Strong Discovery Fund, and includes expenses that are not applicable to and are higher than those of the Administrator Class shares.

   o ENTERPRISE FUND - ADMINISTRATOR CLASS SHARES. Administrator Class shares incepted on August 30, 2002. Performance shown prior to the inception of the Administrator Class shares reflects the performance of the Investor Class shares of the Strong Enterprise Fund, the predecessor fund, and includes expenses that are not applicable to and are higher than those of the Administrator Class shares.

   o MID CAP DISCIPLINED FUND - ADMINISTRATOR CLASS SHARES. Administrator
     Class shares incepted on April 11, 2005. Performance shown prior to the inception of the Administrator Class shares reflects the performance of the Investor Class shares of the Strong Mid Cap Disciplined Fund, the predecessor fund, and includes expenses that are not applicable to and are higher than those of the Administrator Class shares.


   o MID CAP GROWTH FUND - ADMINISTRATOR CLASS SHARES. Administrator Class shares incepted on March 31, 2008. Performance shown prior to inception of the Administrator Class reflects the performance of the Class A shares, which incepted on December 30, 1994, and includes expenses that are not applicable to and are higher than those of the Administrator Class shares, but does not include Class A sales charges. If it did include Class A sales charges, returns would be lower.


   o OPPORTUNITY FUND - ADMINISTRATOR CLASS SHARES. Administrator Class shares incepted on August 30, 2002. Performance shown prior to the inception of the Administrator Class shares reflects the performance of the Investor Class shares of the Strong Opportunity Fund, the predecessor fund, and includes expenses that are not applicable to and are higher than those of the Administrator Class shares.


   o SMALL CAP DISCIPLINED FUND - ADMINISTRATOR CLASS SHARES. Administrator Class shares incepted on April 11, 2005. Performance shown prior to the inception of the Administrator Class shares reflects the performance of the Investor Class shares of the Strong Small Company Value Fund, the predecessor fund, and includes expenses that are not applicable to and are higher than those of the Administrator Class shares.The Investor Class shares of the predecessor fund incepted on March 28, 2002. Returns for the Administrator Class shares and Index shown in the Life of Fund column are as of the Fund inception date.


   o SMALL CAP GROWTH FUND - ADMINISTRATOR CLASS SHARES. Administrator Class shares incepted on June 9, 2003. Performance shown prior to the inception of the Administrator Class shares reflects the performance of the Class A shares, and includes expenses that are not applicable to and are higher than those of the Administrator Class shares, but does not include Class A sales charges. If it did include Class A sales charges, returns would be lower.

   o SMALL CAP OPPORTUNITIES FUND - ADMINISTRATOR CLASS SHARES. Administrator Class shares incepted on August 1, 1993. Prior to April 11, 2005, the Administrator Class was named the Institutional Class.

                                           ADDITIONAL PERFORMANCE INFORMATION 89

   o SMALL/MID CAP VALUE FUND - ADMINISTRATOR CLASS SHARES. Administrator
     Class shares incepted on April 11, 2005. Returns for the Administrator Class shares and Index shown in the Life of Fund column are as of the Fund inception date. Performance shown prior to the inception of the Administrator Class shares reflects the performance of the Investor Class shares of the Strong Small/Mid Cap Value Fund, the predecessor fund, and includes expenses that are not applicable to and are higher than those of the Administrator Class shares. The Investor Class shares of the predecessor fund incepted on March 28, 2002. Returns for the Administrator Class shares and Index shown in the Life of Fund column are as of the Fund inception date.


A Fund's past performance is no guarantee of future results. A Fund's investment results will fluctuate over time, and any representation of the Fund's returns for any past period should not be considered as a representation of what a Fund's returns may be in any future period. Each Fund's annual and semi-annual reports contain additional performance information and are available upon request, without charge, by calling the telephone number listed on the back cover page of this Prospectus.

 90 ADDITIONAL PERFORMANCE INFORMATION

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following tables are intended to help you understand each Fund's financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in each Fund (assuming reinvestment of all distributions). The information, along with the report of an independent registered public accounting firm and each Fund's financial statements, is also contained in each Fund's annual report, a copy of which is available upon request.

                                                         FINANCIAL HIGHLIGHTS 91

C&B MID/CAP VALUE FUND
ADMINISTRATOR CLASS SHARES - COMMENCED ON JULY 26, 2004
For a share outstanding throughout each period


                                        OCT. 31,         OCT. 31,         OCT. 31,         OCT. 31,        OCT. 31,
 FOR THE PERIOD ENDED:                   2009             2008             2007             2006            2005
 NET ASSET VALUE, BEGINNING OF
PERIOD                                   $11.39           $21.98            $23.93          $20.82          $18.90
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)          0.12/1/          0.24/1/           0.08/1/         0.10/1/           (0.03)
  Net realized and unrealized
   gain (loss) on investments              1.11            (6.62)             0.71            4.75            2.53
                                      ---------        ---------         ---------       ---------        --------
  Total from investment
   operations                              1.23            (6.38)             0.79            4.85            2.50
                                      ---------        ---------         ---------       ---------        --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                      (0.15)           (0.10)            (0.08)          (0.00)           0.00
  Distributions from net
   realized gain                           0.00            (4.11)            (2.66)          (1.74)          (0.58)
                                      ---------        ---------         ---------       ---------        --------
  Total distributions                     (0.15)           (4.21)            (2.74)          (1.74)          (0.58)
                                      ---------        ---------         ---------       ---------        --------
 NET ASSET VALUE, END OF PERIOD          $12.47           $11.39            $21.98          $23.93          $20.82
                                      =========        =========         =========       =========        ========
 TOTAL RETURN/2/                          11.13%          (34.77)%            3.18%          24.79%          13.39%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                               $13,237          $13,383          $102,201         $82,402         $118,690
  Ratio of net investment
   income (loss) to average
   net assets                              1.11%            1.52%             0.35%           0.46%          (0.12)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses                                1.28%            1.24%             1.18%           1.22%           1.13%
  Ratio of expenses to average
   net assets after waived
   fees and expenses                       1.15%            1.15%             1.15%           1.15%           1.10%
  Portfolio turnover rate/3/                 47%              31%               56%             39%             30%



1 Calculated based upon average shares outstanding.


2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.


3 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.


 92 FINANCIAL HIGHLIGHTS

DISCOVERY FUND
ADMINISTRATOR CLASS SHARES - COMMENCED ON APRIL 11, 2005
For a share outstanding throughout each period


                                         OCT. 31,          OCT. 31,          OCT. 31,         OCT. 31,      OCT. 31,
 FOR THE PERIOD ENDED:                    2009              2008              2007             2006         2005/1/
 NET ASSET VALUE, BEGINNING OF
PERIOD                                    $14.65            $28.23            $22.42           $20.89        $19.17
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)             (0.07)/2/         (0.13)/2/         (0.16)/2/        (0.56)        (0.05)
  Net realized and unrealized
   gain (loss) on investments               1.28             (9.47)             7.13             3.62          1.77
                                        -----------       -----------       -----------      --------      --------
  Total from investment
   operations                               1.21             (9.60)             6.97             3.06          1.72
                                        -----------       -----------       -----------      --------      --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                        0.00              0.00              0.00             0.00          0.00
  Distributions from net
   realized gain                            0.00             (3.98)            (1.16)           (1.53)         0.00
                                        -----------       -----------       -----------      --------      --------
  Total distributions                       0.00             (3.98)            (1.16)           (1.53)         0.00
                                        -----------       -----------       -----------      --------      --------
 NET ASSET VALUE, END OF PERIOD           $15.86            $14.65            $28.23           $22.42        $20.89
                                        ===========       ===========       ===========      ========      ========
 TOTAL RETURN/3/                            8.26%           (38.87)%           32.49%           15.22%         8.97%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                               $103,576           $82,359          $122,576          $68,374        $5,043
  Ratio of net investment
   income (loss) to average
   net assets                              (0.52)            (0.62)%           (0.65)%          (0.69)        (0.76)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses                                 1.25%             1.24%             1.22%            1.25%         1.24%
  Ratio of expenses to average
   net assets after waived
   fees and expenses                        1.15%             1.15%             1.15%            1.15%         1.13%
  Portfolio turnover rate/4/                 221%              153%              137%             120%          110%


1 For the period April 11, 2005, (commencement of operations) to October 31,
  2005.
2 Calculated based upon average shares outstanding.
3 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.


                                                         FINANCIAL HIGHLIGHTS 93

ENTERPRISE FUND
ADMINISTRATOR CLASS SHARES - COMMENCED ON AUGUST 30, 2002
For a share outstanding throughout each period


                                         OCT. 31,      OCT. 31,        OCT. 31,       OCT. 31,      OCT. 31,        DEC. 31,
 FOR THE PERIOD ENDED:                    2009          2008            2007           2006        2005/1/           2004
 NET ASSET VALUE, BEGINNING OF
PERIOD                                     $22.27        $38.71          $29.83         $25.95        $25.36          $21.98
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)              (0.09)/2/     (0.18)/2/       (0.18)/2/       0.07         (0.14)/2/       (0.19)/2/
  Net realized and unrealized
   gain (loss) on investments                2.68        (16.26)           9.06           3.81          0.73            3.57
                                         -----------   -----------     -----------    --------      -----------     -----------
  Total from investment
   operations                                2.59        (16.44)           8.88           3.88          0.59            3.38
                                         -----------   -----------     -----------    --------      -----------     -----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                         0.00          0.00            0.00           0.00          0.00            0.00
  Distributions from net
   realized gain                             0.00          0.00            0.00           0.00          0.00            0.00
                                         -----------   -----------     -----------    --------      -----------     -----------
  Total distributions                        0.00          0.00            0.00           0.00          0.00            0.00
                                         -----------   -----------     -----------    --------      -----------     -----------
 NET ASSET VALUE, END OF PERIOD            $24.86        $22.27          $38.71         $29.83        $25.95          $25.36
                                         ===========   ===========     ===========    ========      ===========     ===========
 TOTAL RETURN/3/                            11.59%       (42.47)%         29.77%         14.95%         2.33%          15.38
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                 $16,000       $14,677          $3,358         $2,553        $3,290         $12,499
  Ratio of net investment
   income (loss) to average
   net assets                               (0.44)%       (0.55)%         (0.54)%        (0.63)%       (0.64)%         (0.83)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses                                  1.26%         1.26%           1.24%          1.23%         1.23%           1.34%
  Ratio of expenses to average
   net assets after waived
   fees and expenses                         1.15%         1.15%           1.15%          1.15%         1.15%           1.14%
  Portfolio turnover rate/4/                  203%          179%            117%           118%          116%            184%


1 The Fund changed its fiscal year-end from December 31 to October 31. 2 Calculated based upon average shares outstanding.

3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.


4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

 94 FINANCIAL HIGHLIGHTS

MID CAP DISCIPLINED FUND
ADMINISTRATOR CLASS SHARES - COMMENCED ON APRIL 11, 2005
For a share outstanding throughout each period


                                        OCT. 31,       OCT. 31,       OCT. 31,       OCT. 31,       OCT. 31,
 FOR THE PERIOD ENDED:                   2009           2008           2007           2006          2005/1/
 NET ASSET VALUE, BEGINNING OF
PERIOD                                   $13.99         $23.16          $23.40        $23.25          $21.84
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)          0.17/2/           0.13         0.21/2/          0.12         0.05/2/
  Net realized and unrealized
   gain (loss) on investments              2.15          (7.20)           1.11          3.47            1.36
                                      ---------       --------       ---------      --------       ---------
  Total from investment
   operations                              2.32          (7.07)           1.32          3.59            1.41
                                      ---------       --------       ---------      --------       ---------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                      (0.17)         (0.22)          (0.15)        (0.02)           0.00
  Distributions from net
   realized gain                           0.00          (1.88)          (1.41)        (3.42)           0.00
                                      ---------       --------       ---------      --------       ---------
  Total distributions                     (0.17)         (2.10)          (1.56)        (3.44)           0.00
                                      ---------       --------       ---------      --------       ---------
 NET ASSET VALUE, END OF PERIOD          $16.14         $13.99          $23.16        $23.40          $23.25
                                      =========       ========       =========      ========       =========
 TOTAL RETURN/3/                          16.83%        (33.08)%          5.75%        17.47%           6.46%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                               $95,005        $85,786        $119,079       $97,014         $54,344
  Ratio of net investment
   income (loss) to average
   net assets                              1.21%          0.81%           0.91%         0.70%           0.36%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses                                1.19%          1.21%           1.17%         1.20%           1.20%
  Ratio of expenses to average
   net assets after waived
   fees and expenses                       1.11%          1.15%           1.15%         1.15%           1.14%
  Portfolio turnover rate/4/                106%           158%            113%          125%             94%


1 For the period April 11, 2005, (commencement of operations) to October 31,
  2005.
2 Calculated based upon average shares outstanding.

3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.


4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.


                                                         FINANCIAL HIGHLIGHTS 95

MID CAP GROWTH FUND
ADMINISTRATOR CLASS SHARES - COMMENCED ON MARCH 31, 2008
For a share outstanding throughout each period


                                                      OCT. 31,                  OCT. 31,
 FOR THE PERIOD ENDED:                               2009                    2008/1/
 NET ASSET VALUE, BEGINNING OF PERIOD                   $3.56                     $5.25
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                          (0.02)/2/                 (0.01)/2/
  Net realized and unrealized gain
(loss)
   on investments                                        0.98                     (1.68)
                                                  --------------            --------------
  Total from investment operations                       0.96                     (1.69)
                                                  --------------            --------------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                                0.00                      0.00
  Distributions from net realized gain                   0.00                      0.00
                                                  --------------            --------------
  Total distributions                                    0.00                      0.00
                                                  --------------            --------------
 NET ASSET VALUE, END OF PERIOD                         $4.52                     $3.56
                                                  ==============            ==============
 TOTAL RETURN/3/                                        26.97%                   (32.19)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                    $22,620                   $18,644
  Ratio of net investment income (loss)
to
   average net assets                                   (0.48)%                   (0.48)%
  Ratio of expenses to average net
assets
   prior to waived fees and reimbursed
   expenses                                              1.33%                     1.32%
  Ratio of expenses to average net
assets
   after waived fees and expenses                        1.15%                     1.15%
  Portfolio turnover rate/4/                               68%                       86%


1 For the period March 31, 2008, (commencement of operations) to October 31,
  2008.
2 Calculated based upon average shares outstanding.

3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.


4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

 96 FINANCIAL HIGHLIGHTS

OPPORTUNITY FUND
ADMINISTRATOR CLASS SHARES - COMMENCED ON AUGUST 30, 2002
For a share outstanding throughout each period


                                      OCT. 31,       OCT. 31,       OCT. 31,      OCT. 31,        OCT. 31,         DEC. 31,
 FOR THE PERIOD ENDED:                 2009           2008           2007          2006           2005/1/           2004
 NET ASSET VALUE, BEGINNING OF
PERIOD                                 $24.10         $46.86         $49.05        $47.61          $46.65           $39.58
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)        0.13/2/        0.17/2/        0.33/2/          0.19           (0.05)/2/        (0.14)
  Net realized and unrealized
   gain (loss) on investments            5.72         (15.69)          6.14          6.18            1.01             7.21
                                     --------      ---------       --------       -------         ----------      --------
  Total from investment
   operations                            5.85         (15.52)          6.47          6.37            0.96             7.07
                                     --------      ---------       --------       -------         ----------      --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                     0.00          (0.60)         (0.22)         0.00            0.00             0.00
  Distributions from net
   realized gain                         0.00          (6.47)         (8.44)        (4.93)           0.00             0.00
  Return of Capital                      0.00          (0.17)          0.00          0.00            0.00             0.00
                                     --------      ---------       --------       -------         ----------      --------
  Total distributions                    0.00          (7.24)         (8.66)        (4.93)           0.00             0.00
                                     --------      ---------       --------       -------         ----------      --------
 NET ASSET VALUE, END OF PERIOD        $29.95         $24.10         $46.86        $49.05          $47.61           $46.65
                                     ========      =========       ========       =======         ==========      ========
 TOTAL RETURN/3/                        24.27%        (38.41)%        15.17%        14.15%           2.06%           17.86%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                            $124,175        $97,243       $151,776      $167,560        $131,102           $1,337
  Ratio of net investment
   income (loss) to average
   net assets                            0.51%          0.49%          0.73%         0.48%          (0.14)%          (0.35)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses                              1.17%          1.17%          1.18%         1.13%           1.13%            1.27%
  Ratio of expenses to average
   net assets after waived
   fees and expenses                     1.04%          1.04%          1.04%         1.04%           1.03%            1.15%
  Portfolio turnover rate/4/               55%            73%            56%           39%             35%              42%


1 The Fund changed its fiscal year-end from December 31 to October 31. 2 Calculated based upon average shares outstanding.

3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.


4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.


                                                         FINANCIAL HIGHLIGHTS 97

SMALL CAP DISCIPLINED FUND
ADMINISTRATOR CLASS SHARES - COMMENCED ON APRIL 11, 2005
For a share outstanding throughout each period


                                        OCT. 31,          OCT. 31,         OCT. 31,       OCT. 31,        OCT. 31,
 FOR THE PERIOD ENDED:                   2009              2008             2007           2006           2005/1/
 NET ASSET VALUE, BEGINNING OF
PERIOD                                    $11.10           $18.10           $18.11          $16.07         $15.99
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)           0.02/2/          0.06/2/          0.11/2/         0.01/2/          (0.01)
  Net realized and unrealized
   gain (loss) on investments               0.46            (5.70)            0.75            2.81           0.09
                                       ---------        ---------        ---------       ---------       --------
  Total from investment
   operations                               0.48            (5.64)            0.86            2.82           0.08
                                       ---------        ---------        ---------       ---------       --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                        0.00            (0.22)            0.00            0.00           0.00
  Distributions from net
   realized gain                            0.00            (1.14)           (0.87)          (0.78)          0.00
                                       ---------        ---------        ---------       ---------       --------
  Total distributions                       0.00            (1.36)           (0.87)          (0.78)          0.00
                                       ---------        ---------        ---------       ---------       --------
 NET ASSET VALUE, END OF PERIOD           $11.58           $11.10           $18.10          $18.11         $16.07
                                       =========        =========        =========       =========       ========
 TOTAL RETURN/3/                            4.32%          (33.26)%           4.84%          18.17%          0.50%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                 $5,730           $6,447          $12,548          $5,999         $1,141
  Ratio of net investment
   income (loss) to average
   net assets                               0.18%            0.41%            0.58%           0.08%         (0.30)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses                                 1.38%            1.38%            1.39%           1.39%          1.45%
  Ratio of expenses to average
   net assets after waived
   fees and expenses                        1.20%            1.20%            1.20%           1.20%          1.24%
  Portfolio turnover rate/4/                  64%              77%              97%            100%            56%


1 For the period April 11, 2005, (commencement of operations) to October 31,
  2005.
2 Calculated based upon average shares outstanding.

3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.


4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.


 98 FINANCIAL HIGHLIGHTS

SMALL CAP GROWTH FUND
ADMINISTRATOR CLASS SHARES - COMMENCED ON JUNE 9, 2003
For a share outstanding throughout each period


                                       OCT. 31,        OCT. 31,        OCT. 31,         OCT. 31,       OCT. 31,          SEPT. 30,
 FOR THE PERIOD ENDED:                  2009            2008            2007             2006          2005/1/             2005
 NET ASSET VALUE, BEGINNING OF
PERIOD                                  $7.68          $16.17          $14.12          $12.24         $12.59              $10.70
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)          (0.06)/2/       (0.08)/2/       (0.10)/2/       (0.13)         (0.01)              (0.11)/2/
  Net realized and unrealized
   gain (loss) on investments            2.77           (6.11)           3.69            2.94          (0.34)               2.19
                                       ---------      ----------      ----------     --------       --------            -----------
  Total from investment
   operations                            2.71           (6.19)           3.59            2.81          (0.35)               2.08
                                       ---------      ----------      ----------     --------       --------            -----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                     0.00            0.00            0.00            0.00           0.00                0.00
  Distributions from net
   realized gain                         0.00           (2.30)          (1.54)          (0.93)          0.00               (0.19)
                                       ---------      ----------      ----------     --------       --------            -----------
  Total distributions                    0.00           (2.30)          (1.54)          (0.93)          0.00               (0.19)
                                       ---------      ----------      ----------     --------       --------            -----------
 NET ASSET VALUE, END OF PERIOD        $10.39           $7.68          $16.17          $14.12         $12.24              $12.59
                                      ==========      ==========      ==========     ========       ========            ===========
 TOTAL RETURN/3/                        35.29%         (43.69)%         27.90%          24.07%         (2.78)%             19.54%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                            $240,411        $148,493        $110,917         $62,302        $53,953             $55,961
  Ratio of net investment
   income (loss) to average
   net assets                           (0.73)%         (0.70)%         (0.71)%         (0.95)         (1.07)%             (0.94)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses                              1.32%           1.36%           1.37%           1.43%          1.38%               1.37%
  Ratio of expenses to average
   net assets after waived
   fees and expenses                     1.20%           1.20%           1.20%           1.20%          1.20%               1.20%
  Portfolio turnover rate/4/               76%             82%            122%            142%            10%                149%


1 The Fund changed its fiscal year-end from September 30 to October 31. 2 Calculated based upon average shares outstanding.

3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.


4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.


                                                         FINANCIAL HIGHLIGHTS 99

SMALL CAP OPPORTUNITIES FUND
ADMINISTRATOR CLASS SHARES - COMMENCED ON AUGUST 1, 1993
For a share outstanding throughout each period


                                      OCT. 31,        OCT. 31,       OCT. 31,      OCT. 31,        OCT. 31,       SEPT. 30,
 FOR THE PERIOD ENDED:                 2009            2008           2007          2006           2005/1/          2005
 NET ASSET VALUE, BEGINNING OF
PERIOD                                 $23.47          $39.68         $38.56        $33.97          $34.93         $33.46
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)          (0.02)           0.01           0.11         (0.04)          (0.01)         (0.09)
  Net realized and unrealized
   gain (loss) on investments            3.38          (11.23)          6.99          7.30           (0.95)          6.05
                                      -------         -------        -------       -------         -------        -------
  Total from investment
   operations                            3.36          (11.22)          7.10          7.26           (0.96)          5.96
                                      -------         -------        -------       -------         -------        -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                  0.00/2/           (0.10)          0.00          0.00            0.00           0.00
  Distributions from net
   realized gain                        (0.93)          (4.89)         (5.98)        (2.67)           0.00          (4.49)
  Return of Capital                     (0.02)           0.00           0.00          0.00            0.00           0.00
                                     --------         -------        -------       -------         -------        -------
  Total distributions                   (0.95)          (4.99)         (5.98)        (2.67)           0.00          (4.49)
                                     --------         -------        -------       -------         -------        -------
 NET ASSET VALUE, END OF PERIOD        $25.88          $23.47         $39.68        $38.56          $33.97         $34.93
                                     ========         =======        =======       =======         =======        =======
 TOTAL RETURN/3/                        15.44%         (31.65)%        20.94%        22.57%          (2.78)%        18.76%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period
   (000s)                             $612,110       $541,369       $910,162       $800,078        $704,714       $725,651
  Ratio of net investment
   income (loss) to average
   net assets                           (0.07)%          0.08%          0.29%        (0.11)%         (0.35)%        (0.28)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses                              1.31%           1.28%          1.33%         1.34%           1.33%          1.29%
  Ratio of expenses to average
   net assets after waived
   fees and expenses                     1.20%           1.20%          1.20%         1.20%           1.20%          1.20%
  Portfolio turnover rate/4/               68%             72%            65%           79%              7%           107%


1 The Fund changed its fiscal year-end from September 30 to October 31.

2 Amount calculated is less than $0.005.


3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.


4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.


 100 FINANCIAL HIGHLIGHTS

SMALL/MID CAP VALUE FUND
ADMINISTRATOR CLASS SHARES - COMMENCED ON APRIL 11, 2005
For a share outstanding throughout each period


                                                            OCT. 31,            OCT. 31,           OCT. 31,        OCT. 31,
 FOR THE PERIOD ENDED:                 OCT. 31,2009          2008                2007               2006          2005/1/
 NET ASSET VALUE, BEGINNING OF
PERIOD                                       $8.92           $18.37              $16.45             $14.65          $13.22
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)             0.13/2/          0.12/2/               (0.05)/2/           0.00            0.00
  Net realized and unrealized
   gain (loss) on investments                 2.94            (7.91)               2.20               2.12            1.43
                                        ----------        ---------            -----------        --------        --------
  Total from investment
   operations                                 3.07            (7.79)               2.15               2.12            1.43
                                        ----------        ---------            -----------        --------        --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                          0.00            (0.07)               0.00               0.00            0.00
  Distributions from net
   realized gain                              0.00            (1.59)              (0.23)             (0.32)           0.00
                                        ----------        ---------            -----------        --------        --------
  Total distributions                         0.00            (1.66)              (0.23)             (0.32)           0.00
                                        ----------        ---------            -----------        --------        --------
 NET ASSET VALUE, END OF PERIOD             $11.99            $8.92              $18.37             $16.45          $14.65
                                        ==========        =========            ===========        ========        ========
 TOTAL RETURN/3/                             34.42%          (45.89)%             13.24%             14.66%          10.82%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                  $55,463          $35,489             $41,988            $75,172         $31,613
  Ratio of net investment
   income (loss) to average
   net assets                                 1.34%            0.86%              (0.30)%             0.08%          (0.18)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses                                   1.39%            1.43%               1.37%              1.43%           1.48%
  Ratio of expenses to average
   net assets after waived
   fees and expenses                          1.15%            1.15%               1.15%              1.15%           1.24%
  Portfolio turnover rate/4/                    35%              43%                 89%                56%             80%


1 For the period April 11, 2005, (commencement of operations) to October 31,
  2005.
2 Calculated based upon average shares outstanding.

3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.


4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.


                                                        FINANCIAL HIGHLIGHTS 101

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on each Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period. The Report of Independent Registered Public Accounting Firm and each Fund's audited financial statements included in the Fund's most recent annual report are incorporated by reference into this Prospectus.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

On the Internet:
www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]




                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                            030SCAM / P203 03-10
                                                          ICA Reg. No. 811-09253
(Copyright) 2010 Wells Fargo Funds Management, LLC. All rights reserved.

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]

                                 MARCH 1, 2010

                                   Prospectus

                              Institutional Class

WELLS FARGO ADVANTAGE FUNDS (Reg. TM) -  SMALL AND MID CAP STOCK FUNDS

C&B Mid Cap Value Fund -  CBMSX

Discovery Fund -  WFDSX

Enterprise Fund -  WFEIX

Mid Cap Disciplined Fund -  WFMIX

Mid Cap Growth Fund -  WFMGX

Small Cap Disciplined Fund -  WFSSX

Small Cap Growth Fund -  WFSIX

Small Cap Value Fund -  WFSVX

Small/Mid Cap Value Fund -  WWMSX

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

FUND SUMMARIES
A SUMMARY OF INFORMATION ABOUT EACH FUND, INCLUDING: INVESTMENT OBJECTIVE, FEES AND EXPENSES, PORTFOLIO TURNOVER, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, MANAGEMENT OF THE FUND, TRANSACTION POLICIES AND TAX INFORMATION



C&B Mid Cap Value Fund Summary              3
Discovery Fund Summary                      7
Enterprise Fund Summary                    11
Mid Cap Disciplined Fund Summary           15
Mid Cap Growth Fund Summary                19
Small Cap Disciplined Fund Summary         23
Small Cap Growth Fund Summary              27
Small Cap Value Fund Summary               31
Small/Mid Cap Value Fund Summary           35
Summary of Other Important Information     39
   Regarding Purchase and Sale of Fund
  Shares


--------------------------------------------------------------------------------


THE FUNDS
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENTS, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS



Key Fund Information                       41
C&B Mid Cap Value Fund                     42
Discovery Fund                             44
Enterprise Fund                            46
Mid Cap Disciplined Fund                   48
Mid Cap Growth Fund                        50
Small Cap Disciplined Fund                 52
Small Cap Growth Fund                      54
Small Cap Value Fund                       56
Small/Mid Cap Value Fund                   58
Description of Principal Investment        60
  Risks
Portfolio Holdings Information             63


--------------------------------------------------------------------------------


ORGANIZATION AND MANAGEMENT OF
THE FUNDS
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY




Organization and Management of the Funds   64
About Wells Fargo Funds Trust              64
The Investment Adviser                     64
The Sub-Advisers and Portfolio Managers    65
Dormant Multi-Manager Arrangement          69


--------------------------------------------------------------------------------


YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO BUY, SELL AND EXCHANGE FUND SHARES



Compensation to Dealers and Shareholder    70
   Servicing Agents
Pricing Fund Shares                        71
How to Buy Shares                          72
How to Sell Shares                         74
How to Exchange Shares                     76
Account Policies                           78

TABLE OF CONTENTS
--------------------------------------------------------------------------------



OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS



Distributions                              80
Taxes                                      80
Additional Performance Information         81
Financial Highlights                       84
For More Information               Back Cover



^

C&B MID CAP VALUE FUND SUMMARY
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The C&B Mid Cap Value Fund seeks maximum long-term total return (current income and capital appreciation), consistent with minimizing risk to principal.

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund.



 SHAREHOLDER FEES (fees paid directly
  from your investments)
  Maximum sales charge (load) imposed              None
  on purchases
  Maximum deferred sales charge (load)             None



               ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
  Management Fees                                 0.75%
  Distribution (12b-1) Fees                       0.00%
  Other Expenses                                  0.25%
  Acquired Fund Fees and Expenses                 0.01%
  TOTAL ANNUAL FUND OPERATING EXPENSES            1.01%
  Fee Waivers                                     0.10%
  TOTAL ANNUAL FUND OPERATING EXPENSES            0.91%
  AFTER FEE WAIVER/1/



1 The adviser has committed through February 28, 2011, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Funds' net operating expenses , excluding brokerage commissions, interest, taxes, extraordinary expenses and the expenses of any money market fund or other fund held by the Fund, do not exceed the net operating expense ratio of 0.90%. The committed net operating expense ratio may be increased or terminated only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated below and then either redeem all of your shares at the end of these periods or continue to hold them; your investment has a 5% return each year; and the Fund's operating expenses remain the same, although your actual costs may be higher or lower.



   1 Year      $            93
   3 Years     $           312
   5 Years     $           548
  10 Years     $         1,227


                                                C&B MID CAP VALUE FUND SUMMARY 3

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 47% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES

We invest principally in equity securities of mid-capitalization companies, which we define as securities of companies with market capitalizations ranging from $500 million to $10 billion. We manage a relatively focused portfolio of 30 to 50 companies that enables us to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We select securities for the portfolio based on an analysis of a company's financial characteristics and an assessment of the quality of a company's management. In selecting a company,we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections.We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company's top management, customers and suppliers.We believe our assessment of business quality and emphasis on valuation will protect the portfolio's assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets.We regularly review the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamentals of the business, or we have identified a more attractive investment opportunity.

PRINCIPAL INVESTMENT RISKS

COUNTER-PARTY RISK. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.

DERIVATIVES RISK. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.

ISSUER RISK. The value of a security may decline because of adverse events or circumstances that directly relate to conditions at the issuer or any entity providing it credit or liquidity support.


ISSUER CONCENTRATION RISK. Since the Fund tends to invest in a smaller number of stocks than do many other similar mutual funds, changes in the value of individual stocks held by the Fund may have a larger impact on the Fund's net asset value than if the Fund were more broadly invested.


LEVERAGE RISK. Leverage created by borrowing or investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value.


LIQUIDITY RISK. A security may not be able to be sold at the time desired without adversely affecting the price.


MANAGEMENT RISK. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss. An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

REGULATORY RISK. Changes in government regulations may adversely affect the value of a security.

SMALLER COMPANY SECURITIES RISK. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than larger company stocks.


VALUE STYLE INVESTMENT RISK. Value stocks may lose value quickly and may be subject to prolonged depressed valuations.


 4 C&B MID CAP VALUE FUND SUMMARY

--------------------------------------------------------------------------------
PERFORMANCE

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.


[GRAPHIC APPEARS HERE]


                   CALENDAR YEAR TOTAL RETURNS AS OF 12/31 EACH YEAR
                    INSTITUTIONAL CLASS (Incepted on July 26, 2004)
 2000                       2001        2002        2003        2004      2005        2006        2007         2008       2009
41.03%                     25.16%       -9.50%     38.99%      11.19%     6.52%      26.12%       -8.57%      -33.46%     29.34%




             BEST AND WORST QUARTER
  Best Quarter:       Q2    2003       20.24%
  Worst Quarter:      Q4    2008      -23.44%



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/09                                1 YEAR        5 YEAR        10 YEARS
 INSTITUTIONAL CLASS (Incepted on July       29.34%           1.12%        10.07%
  26, 2004)
  Returns Before Taxes
 INSTITUTIONAL CLASS (Incepted on July       28.99%          -0.81%         8.47%
  26, 2004)
  Returns After Taxes on Distributions
 INSTITUTIONAL CLASS (Incepted on July       19.07%           0.52%         8.37%
  26, 2004)
  Returns After Taxes on Distributions
and Sale of Fund Shares
 RUSSELL MIDCAP (Reg. TM)VALUE               34.21%           1.98%         7.58%
(reflects no deduction for expenses o  r
  taxes)



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes.Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.


                                                C&B MID CAP VALUE FUND SUMMARY 5

FUND MANAGEMENT

  INVESTMENT
   ADVISER
 Wells Fargo
Funds
Management,
LLC


 SUB-ADVISER             PORTFOLIO MANAGER, TITLE/MANAGED SINCE
 Cooke & Bieler, L.P.    KERMIT S. ECK, CFA, Portfolio Manager / 1998
                        DAREN C. HEITMAN, CFA, Portfolio Manager / 2005
                        STEVE LYONS, CFA, Portfolio Manager / 2009
                        MICHAEL M. MEYER, CFA, Portfolio Manager / 1998
                        EDWARD O'CONNOR, CFA, Portfolio Manager / 2002
                        R. JAMES O'NEIL, CFA, Portfolio Manager / 1998
                        MEHUL TRIVEDI, CFA, Portfolio Manager / 1998



For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Summary of Other Important Information Regarding Purchase and Sale of Fund Shares" beginning on page 39 of the Prospectus.


 6 C&B MID CAP VALUE FUND SUMMARY

DISCOVERY FUND SUMMARY
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Discovery Fund seeks long-term capital appreciation.

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund.



 SHAREHOLDER FEES (fees paid directly
  from your investments)
  Maximum sales charge (load) imposed              None
  on purchases
  Maximum deferred sales charge (load)             None



               ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
  Management Fees                                 0.75%
  Distribution (12b-1) Fees                       0.00%
  Other Expenses                                  0.23%
  Acquired Fund Fees and Expenses                 0.01%
  TOTAL ANNUAL FUND OPERATING EXPENSES            0.99%
  Fee Waivers                                     0.03%
  TOTAL ANNUAL FUND OPERATING EXPENSES            0.96%
  AFTER FEE WAIVER/1/



1 The adviser has committed through February 28, 2011, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Funds' net operating expenses , excluding brokerage commissions, interest, taxes, extraordinary expenses and the expenses of any money market fund or other fund held by the Fund, do not exceed the net operating expense ratio of 0.95%. The committed net operating expense ratio may be increased or terminated only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated below and then either redeem all of your shares at the end of these periods or continue to hold them; your investment has a 5% return each year; and the Fund's operating expenses remain the same, although your actual costs may be higher or lower.



   1 Year      $            98
   3 Years     $           312
   5 Years     $           544
  10 Years     $         1,210


                                                        DISCOVERY FUND SUMMARY 7

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 221% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES

We invest in equity securities of small- and medium-capitalization companies that we believe offer favorable opportunities for growth.We define small- and medium capitalization companies as those with market capitalizations at the time of purchase within the range of Russell Midcap (Reg. TM) Index, which ranged from $829 million to $12.2 billion as of May 30, 2009, and is expected to change frequently.We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We seek to identify companies that have the prospect for improving sales and earnings growth rates, enjoy a competitive advantage (for example, dominant market share) and that we believe have effective management with a history of making investments that are in the best interests of shareholders (for example, companies with a history of earnings and sales growth that are in excess of total asset growth). We pay particular attention to balance sheet metrics such as changes in working capital, property, plant and equipment growth, inventory levels, accounts receivable, and acquisitions. We also look at how management teams allocate capital in order to drive future cash flow. We typically use a discounted cash flow model to assess a firm's intrinsic value in order to set price objectives. In addition to meeting with management, we take a surround the company approach by surveying a company's vendors, distributors, competitors and customers to obtain multiple perspectives that help us make better investment decisions. Portfolio holdings are continuously monitored for changes in fundamentals. The team seeks a favorable risk/reward relationship to fair valuation, which we define as the value of the company (i.e. our price target for the stock) relative to where the stock is currently trading. We may invest in any sector, and at times we may emphasize one or more particular sectors. We may choose to sell a holding when it no longer offers favorable growth prospects or to take advantage of a better investment opportunity. We may actively trade portfolio securities.

PRINCIPAL INVESTMENT RISKS

ACTIVE TRADING RISK. Frequent trading will result in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

COUNTER-PARTY RISK. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.

DERIVATIVES RISK. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.

FOREIGN INVESTMENT RISK. Foreign investments face the potential of heightened illiquidity, greater price volatility and adverse effects of political, regulatory, tax, currency, economic or other macroeconomic developments.

GROWTH STYLE INVESTMENT RISK. Growth stocks may be more expensive relative to the values of other stocks and carry potential for significant volatility and loss.

ISSUER RISK. The value of a security may decline because of adverse events or circumstances that directly relate to conditions at the issuer or any entity providing it credit or liquidity support.

LEVERAGE RISK. Leverage created by borrowing or investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value.


LIQUIDITY RISK. A security may not be able to be sold at the time desired without adversely affecting the price.


MANAGEMENT RISK. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss. An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

REGULATORY RISK. Changes in government regulations may adversely affect the value of a security.

SMALLER COMPANY SECURITIES RISK. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than larger company stocks.

 8 DISCOVERY FUND SUMMARY

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.


[GRAPHIC APPEARS HERE]


                   CALENDAR YEAR TOTAL RETURNS AS OF 12/31 EACH YEAR
                   INSTITUTIONAL CLASS (Incepted on August 31, 2006)
2000                   2001         2002        2003        2004      2005        2006       2007      2008       2009
3.97%                  4.17%       -12.12%     38.34%      15.69%     7.54%      13.37%      22.52%    -43.35%    38.88%



             BEST AND WORST QUARTER
  Best Quarter:       Q2    2008       17.61%
  Worst Quarter:      Q4    2008      -29.25%



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/09                               1 YEAR       5 YEARS       10 YEARS
 INSTITUTIONAL CLASS (Incepted on           38.88%        3.28%           5.99%
  August 31, 2006)
  Returns Before Taxes
 INSTITUTIONAL CLASS (Incepted on           38.88%        1.94%           4.67%
  August 31, 2006)
  Returns After Taxes on Distributions
 INSTITUTIONAL CLASS (Incepted on           25.27%        2.52%           4.75%
  August 31, 2006)
  Returns After Taxes on Distributions
and Sale of Fund Shares
 RUSSELL 2500TM GROWTH INDEX                41.66%        2.00%          -0.18%
  (reflects no deduction for expenses
  or taxes)



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes.Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.


                                                        DISCOVERY FUND SUMMARY 9

FUND MANAGEMENT

  INVESTMENT
   ADVISER
 Wells Fargo
Funds
Management,
LLC

 SUB-ADVISER      PORTFOLIO MANAGER, TITLE/MANAGED SINCE
 Wells Capital    JAMES M. LEACH, CFA, Portfolio Manager / 2003
 Management      THOMAS J. PENCE, CFA, Portfolio Manager / 2001
 Incorporated


For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Summary of Other Important Information Regarding Purchase and Sale of Fund Shares" beginning on page 39 of the Prospectus.


 10 DISCOVERY FUND SUMMARY

ENTERPRISE FUND SUMMARY
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Enterprise Fund seeks long-term capital appreciation.

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund.



 SHAREHOLDER FEES (fees paid directly
  from your investments)
  Maximum sales charge (load) imposed              None
  on purchases
  Maximum deferred sales charge (load)             None



               ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
  Management Fees                                 0.75%
  Distribution (12b-1) Fees                       0.00%
  Other Expenses                                  0.24%
  Acquired Fund Fees and Expenses                 0.01%
  TOTAL ANNUAL FUND OPERATING EXPENSES            1.00%
  Fee Waivers                                     0.09%
  TOTAL ANNUAL FUND OPERATING EXPENSES            0.91%
  AFTER FEE WAIVER/1/



1 The adviser has committed through February 28, 2011, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Funds' net operating expenses , excluding brokerage commissions, interest, taxes, extraordinary expenses and the expenses of any money market fund or other fund held by the Fund, do not exceed the net operating expense ratio of 0.90%. The committed net operating expense ratio may be increased or terminated only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated below and then either redeem all of your shares at the end of these periods or continue to hold them; your investment has a 5% return each year; and the Fund's operating expenses remain the same, although your actual costs may be higher or lower.



   1 Year      $            93
   3 Years     $           309
   5 Years     $           544
  10 Years     $         1,216


                                                      ENTERPRISE FUND SUMMARY 11

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 203% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES

We invest in equity securities of companies of any size, although we invest principally in the equity securities of medium-capitalization companies. We define medium-capitalization companies as securities of companies with market capitalization within the range of the Russell Midcap (Reg. TM) Index, which ranged from $829 million to $12.2 billion as of May 30, 2009, and is expected to change frequently. We may also invest in foreign securities through ADRs and similar investments. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We seek to identify companies that have the prospect for improving sales and earnings growth rates, enjoy a competitive advantage (for example, dominant market share) and that we believe have effective management with a history of making investments that are in the best interests of shareholders (for example, companies with a history of earnings and sales growth that are in excess of total asset growth).We pay particular attention to balance sheet metrics such as changes in working capital, property, plant and equipment growth, inventory levels, accounts receivable, and acquisitions.We also look at how management teams allocate capital in order to drive future cash flow.We typically use a discounted cash flow model to assess a firm's intrinsic value in order to set price objectives. In addition to meeting with management, we take a surround the company approach by surveying a company's vendors, distributors, competitors and customers to obtain multiple perspectives that help us make better investment decisions. Portfolio holdings are continuously monitored for changes in fundamentals. The team seeks a favorable risk/reward relationship to fair valuation, which we define as the value of the company (i.e., our price target for the stock) relative to where the stock is currently trading.We may invest in any sector, and at times we may emphasize one or more particular sectors.We may choose to sell a holding when it no longer offers favorable growth prospects or to take advantage of a better investment opportunity.We may actively trade portfolio securities.

PRINCIPAL INVESTMENT RISKS

ACTIVE TRADING RISK. Frequent trading will result in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

COUNTER-PARTY RISK. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.

DERIVATIVES RISK. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.

FOREIGN INVESTMENT RISK. Foreign investments face the potential of heightened illiquidity, greater price volatility and adverse effects of political, regulatory, tax, currency, economic or other macroeconomic developments.

GROWTH STYLE INVESTMENT RISK. Growth stocks may be more expensive relative to the values of other stocks and carry potential for significant volatility and loss.

ISSUER RISK. The value of a security may decline because of adverse events or circumstances that directly relate to conditions at the issuer or any entity providing it credit or liquidity support.

LEVERAGE RISK. Leverage created by borrowing or investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value.


LIQUIDITY RISK. A security may not be able to be sold at the time desired without adversely affecting the price.


MANAGEMENT RISK. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss. An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

REGULATORY RISK. Changes in government regulations may adversely affect the value of a security.

SMALLER COMPANY SECURITIES RISK. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than larger company stocks.

 12 ENTERPRISE FUND SUMMARY

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.


[GRAPHIC APPEARS HERE]


                    CALENDAR YEAR TOTAL RETURNS AS OF 12/31 EACH YEAR
                     INSTITUTIONAL CLASS (Incepted on June 30, 2003)
  2000                        2001         2002        2003        2004    2005        2006       2007        2008       2009
-29.77%                      -21.96%      -28.18%     37.55%      15.68%   9.41%      12.57%      18.39%      -46.06%    40.85%



             BEST AND WORST QUARTER
  Best Quarter:       Q3    2009       17.54%
  Worst Quarter:      Q4    2008      -28.83%



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/09                               1 YEAR       5 YEAR       10 YEARS
 INSTITUTIONAL CLASS (Incepted on June      40.85%        2.07%        -3.59%
  30, 2003)
  Returns Before Taxes
 INSTITUTIONAL CLASS (Incepted on June      40.85%        2.07%        -3.66%
  30, 2003)
  Returns After Taxes on Distributions
 INSTITUTIONAL CLASS (Incepted on June      26.56%        1.77%        -3.01%
  30, 2003)
  Returns After Taxes on Distributions
and Sale of Fund Shares
 RUSSELL MIDCAP (Reg. TM) GROWTH INDEX      46.29%        2.40%        -0.52%
  (reflects no deduction for expenses
  or taxes)



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes.Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.


                                                      ENTERPRISE FUND SUMMARY 13

FUND MANAGEMENT

  INVESTMENT
   ADVISER
 Wells Fargo
Funds
Management,
LLC

 SUB-ADVISER      PORTFOLIO MANAGER, TITLE/MANAGED SINCE
 Wells Capital    JAMES M. LEACH, CFA, Portfolio Manager / 2007
 Management      THOMAS J. PENCE, CFA, Portfolio Manager / 2000
 Incorporated


For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Summary of Other Important Information Regarding Purchase and Sale of Fund Shares" beginning on page 39 of the Prospectus.


 14 ENTERPRISE FUND SUMMARY

MID CAP DISCIPLINED FUND SUMMARY
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Mid Cap Disciplined Fund seeks long-term capital appreciation.

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund.



 SHAREHOLDER FEES (fees paid directly
  from your investments)
  Maximum sales charge (load) imposed              None
  on purchases
  Maximum deferred sales charge (load)             None



               ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
  Management Fees                                 0.74%
  Distribution (12b-1) Fees                       0.00%
  Other Expenses                                  0.18%
  Acquired Fund Fees and Expenses                 0.01%
  TOTAL ANNUAL FUND OPERATING EXPENSES            0.93%
  Fee Waivers                                     0.02%
  TOTAL ANNUAL FUND OPERATING EXPENSES            0.91%
  AFTER FEE WAIVER/1/



1 The adviser has committed through February 28, 2011, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Funds' net operating expenses , excluding brokerage commissions, interest, taxes, extraordinary expenses and the expenses of any money market fund or other fund held by the Fund, do not exceed the net operating expense ratio of 0.90%. The committed net operating expense ratio may be increased or terminated only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated below and then either redeem all of your shares at the end of these periods or continue to hold them; your investment has a 5% return each year; and the Fund's operating expenses remain the same, although your actual costs may be higher or lower.



   1 Year      $            93
   3 Years     $           294
   5 Years     $           513
  10 Years     $         1,141


                                             MID CAP DISCIPLINED FUND SUMMARY 15

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 106% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES

We invest principally in equity securities of medium-capitalization companies which we define as securities of companies with market capitalizations within the range of the Russell Midcap (Reg. TM) Index. The market capitalization range of the Russell Midcap Index (Reg. TM) was $829 million to $12.2 billion, as of May 30, 2009, and is expected to change frequently. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We seek to take advantage of opportunities in the market created by investors who primarily focus on the short-term prospects of companies.To identify these opportunities,we follow a bottom-up investment process that focuses on three key elements - right company, right price, and right time. First, the right companies are defined as those that have solid assets with manageable debt levels in good industries. Secondly,we seek to buy these companies at the right price.To determine the right price,we carefully evaluate the potential upside reward as well as the potential downside risk in order to arrive at a reward/risk profile for every company considered. Lastly,we seek to buy these companies at the right time, which is typically when the prevailing market sentiment is low.We believe buying securities of a company when the prevailing sentiment is low allows us to limit the potential downside risk and allows us to participate in the potential upside price appreciation if the business fundamentals of the company improve. We consider selling a security when it appreciates to our target price without changes to the fundamentals of the underlying company,when the fundamentals deteriorate, when the security is forced out of the portfolio by a better idea, or when sentiment improves significantly.We may actively trade portfolio securities.

PRINCIPAL INVESTMENT RISKS

ACTIVE TRADING RISK. Frequent trading will result in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.


COUNTER-PARTY RISK. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.


DERIVATIVES RISK. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.

FOREIGN INVESTMENT RISK. Foreign investments face the potential of heightened illiquidity, greater price volatility and adverse effects of political, regulatory, tax, currency, economic or other macroeconomic developments.

ISSUER RISK. The value of a security may decline because of adverse events or circumstances that directly relate to conditions at the issuer or any entity providing it credit or liquidity support.

LEVERAGE RISK. Leverage created by borrowing or investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value.


LIQUIDITY RISK. A security may not be able to be sold at the time desired without adversely affecting the price.


MANAGEMENT RISK. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss. An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

REGULATORY RISK. Changes in government regulations may adversely affect the value of a security.

SMALLER COMPANY SECURITIES RISK. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than larger company stocks.

VALUE STYLE INVESTMENT RISK. Value stocks may lose value quickly and may be subject to prolonged depressed valuations.

 16 MID CAP DISCIPLINED FUND SUMMARY

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.


[GRAPHIC APPEARS HERE]


                    CALENDAR YEAR TOTAL RETURNS AS OF 12/31 EACH YEAR
                    INSTITUITONAL CLASS (Incepted on April 11, 2005)
 2000                    2001         2002        2003        2004     2005        2006       2007      2008       2009
22.80%                  12.41%       -11.78%     40.66%      21.18%    8.22%      18.78%      -4.45%    -29.78%    32.43%



             BEST AND WORST QUARTER
  Best Quarter:       Q4    2001       23.93%
  Worst Quarter:      Q4    2008      -21.80%



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/09                                1 YEAR       5 YEAR       10 YEARS
 INSTITUTIONAL CLASS (Incepted on April      32.43%        2.69%         9.02%
  11, 2005)
  Returns Before Taxes
 INSTITUTIONAL CLASS (Incepted on April      31.85%        0.77%         7.12%
  11, 2005)
  Returns After Taxes on Distributions
 INSTITUTIONAL CLASS (Incepted on April      21.07%        1.47%         6.93%
  11, 2005)
  Returns After Taxes on Distributions
and Sale of Fund Shares
 RUSSELL MIDCAP (Reg. TM) VALUE INDEX        34.21%        1.98%         7.58%
  (reflects no deduction for expenses
  or taxes)



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes.Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.


                                             MID CAP DISCIPLINED FUND SUMMARY 17

FUND MANAGEMENT

  INVESTMENT
   ADVISER
 Wells Fargo
Funds
Management,
LLC


 SUB-ADVISER      PORTFOLIO MANAGER, TITLE/MANAGED SINCE
 Wells Capital    JAMES TRINGAS, CFA, CPA, Portfolio Manager / 2009
 Management      BRYANT VANCRONKHITE, CFA, CPA, Portfolio Manager / 2009
 Incorporated



For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Summary of Other Important Information Regarding Purchase and Sale of Fund Shares" beginning on page 39 of the Prospectus.


 18 MID CAP DISCIPLINED FUND SUMMARY

MID CAP GROWTH FUND SUMMARY
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Mid Cap Growth Fund seeks long-term capital appreciation.

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund.



 SHAREHOLDER FEES (fees paid directly
  from your investments)
  Maximum sales charge (load) imposed              None
  on purchases
  Maximum deferred sales charge (load)             None



               ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
  Management Fees                                 0.75%
  Distribution (12b-1) Fees                       0.00%
  Other Expenses                                  0.30%
  Acquired Fund Fees and Expenses                 0.01%
  TOTAL ANNUAL FUND OPERATING EXPENSES            1.06%
  Fee Waivers                                     0.15%
  TOTAL ANNUAL FUND OPERATING EXPENSES            0.91%
  AFTER FEE WAIVER/1/



1 The adviser has committed through February 28, 2011, to waive fees and/or reimburse expenses to the extent necessary to maintain the Funds' net operating expense ratio, excluding brokerage commissions, interest, taxes, extraordinary expenses and the expenses of any money market fund or other fund held by the Fund, do not exceed the net operating expense ratio of 0.90%. After this date, the net operating expense ratio may be increased or terminated only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated below and then either redeem all of your shares at the end of these periods or continue to hold them; your investment has a 5% return each year; and the Fund's operating expenses remain the same, although your actual costs may be higher or lower.



   1 Year      $            93
   3 Years     $           322
   5 Years     $           570
  10 Years     $         1,281


                                                  MID CAP GROWTH FUND SUMMARY 19

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 68% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES

We invest principally in equity securities of medium-capitalization companies that we believe have above-average growth potential. We define medium-capitalization companies as those with market capitalizations at the time of purchase within the range of Russell Midcap (Reg. TM) Index, which ranged from $829 million to $12.2 billion as of May 30, 2009, and is expected to change frequently. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We focus our investment strategy on identifying and investing in medium-capitalization companies that we believe continue to provide consistent growth potential.We build the Fund's portfolio from the bottom-up selecting medium-capitalization companies that we consider to have successful business plans.We seek high growth, favorably valued securities and have a bias for growth companies with reasonable valuation. We maintain a disciplined approach to monitoring the valuation characteristics of the portfolio.We use a variety of criteria specific to a given portfolio security to determine when we may potentially sell such security so that we avoid reacting to pressure caused by volatility in the broad mid cap market. Such criteria may include a security reaching our target price,(potentially as a result of an expansion of the price-earnings multiple or a change in our earnings estimate), the availability of a more favorable investment opportunity, or a drop in the price of a security below cost (after adjustment for major market declines).We may actively trade portfolio securities.

PRINCIPAL INVESTMENT RISKS

COUNTER-PARTY RISK. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.

DERIVATIVES RISK. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.
GROWTH STYLE INVESTMENT RISK. Growth stocks may be more expensive relative to the values of other stocks and carry potential for significant volatility and loss.
ISSUER RISK. The value of a security may decline because of adverse events or circumstances that directly relate to conditions at the issuer or any entity providing it credit or liquidity support.
LEVERAGE RISK. Leverage created by borrowing or investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value.

LIQUIDITY RISK. A security may not be able to be sold at the time desired without adversely affecting the price.

MANAGEMENT RISK. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss. An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. MARKET RISK. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.
REGULATORY RISK. Changes in government regulations may adversely affect the value of a security.

SMALLER COMPANY SECURITIES RISK. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than larger company stocks.


 20 MID CAP GROWTH FUND SUMMARY

--------------------------------------------------------------------------------
PERFORMANCE

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.


[GRAPHIC APPEARS HERE]


                    CALENDAR YEAR TOTAL RETURNS AS OF 12/31 EACH YEAR
                     INSTITUTIONAL CLASS (Incepted on March 31, 2008)
 2000             2001       2002         2003        2004     2005       2006        2007        2008       2009
14.60%           -23.94%      -28.55%     38.07%      21.49%   5.64%      13.93%      18.89%      -44.69%    54.88%



             BEST AND WORST QUARTER
  Best Quarter:       Q3    2009       20.46%
  Worst Quarter:      Q4    2008      -29.91%



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/09                                1 YEAR       5 YEARS       10 YEARS
 INSTITUTIONAL CLASS (Incepted on March      54.88%        4.15%           2.50%
  31, 2008)
  Returns Before Taxes
 INSTITUTIONAL CLASS (Incepted on March      54.88%        2.20%           0.25%
  31, 2008)
  Returns After Taxes on Distributions
 INSTITUTIONAL CLASS (Incepted on March      35.67%        2.88%           1.24%
  31, 2008)
  Returns After Taxes on Distributions
and Sale of Fund Shares
 RUSSELL MIDCAP (Reg. TM) GROWTH INDEX       46.29%        2.40%          -0.52%
  (reflects no deduction for fees,
  expenses or taxes)



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes.Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.


                                                  MID CAP GROWTH FUND SUMMARY 21

FUND MANAGEMENT

  INVESTMENT
   ADVISER
 Wells Fargo
Funds
Management,
LLC

 SUB-ADVISER      PORTFOLIO MANAGER, TITLE/MANAGED SINCE
 Wells Capital    JEROME "CAM" PHILPOTT, CFA, Portfolio Manager / 2001
 Management      STUART ROBERTS, Portfolio Manager / 2001
 Incorporated


For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Summary of Other Important Information Regarding Purchase and Sale of Fund Shares" beginning on page 39 of the Prospectus.


 22 MID CAP GROWTH FUND SUMMARY

SMALL CAP DISCIPLINED FUND SUMMARY
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Small Cap Disciplined Fund seeks long-term capital appreciation.

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund.



 SHAREHOLDER FEES (fees paid directly
  from your investments)
  Maximum sales charge (load) imposed              None
  on purchases
  Maximum deferred sales charge (load)             None



               ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
  Management Fees                                 0.85%
  Distribution (12b-1) Fees                       0.00%
  Other Expenses                                  0.26%
  Acquired Fund Fees and Expenses                 0.01%
  TOTAL ANNUAL FUND OPERATING EXPENSES            1.12%
  Fee Waivers                                     0.11%
  TOTAL ANNUAL FUND OPERATING EXPENSES            1.01%
  AFTER FEE WAIVER/1/



1 The adviser has committed through February 28, 2011, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Funds' net operating expenses , excluding brokerage commissions, interest, taxes, extraordinary expenses and the expenses of any money market fund or other fund held by the Fund, do not exceed the net operating expense ratio of 1.00%. The committed net operating expense ratio may be increased or terminated only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated below and then either redeem all of your shares at the end of these periods or continue to hold them; your investment has a 5% return each year; and the Fund's operating expenses remain the same, although your actual costs may be higher or lower.



   1 Year      $           103
   3 Years     $           345
   5 Years     $           606
  10 Years     $         1,353


                                           SMALL CAP DISCIPLINED FUND SUMMARY 23

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 64% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES

We invest principally in small-capitalization companies that we believe are undervalued relative to the market based on discounted cash flows, earnings and asset value.We define small-capitalization companies as companies whose market capitalizations are substantially similar to those of companies in the Russell 2500TM Index. The range of the Russell 2500TM Index was $78 million to $3.9 billion, as of May 30, 2009, and is expected to change frequently. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We seek to take advantage of opportunities in the market created by investors who primarily focus on the short-term prospects of companies. To identify these opportunities,we follow a bottom-up investment process that focuses on three key elements - right company, right price, and right time. First, the right companies are defined as those that have solid assets with manageable debt levels in good industries. Secondly,we seek to buy these companies at the right price. To determine the right price,we carefully evaluate the potential upside reward as well as the potential downside risk in order to arrive at a reward/risk profile for every company considered. Lastly,we seek to buy these companies at the right time, which is typically when the prevailing market sentiment is low.We believe buying securities of a company when the prevailing sentiment is low allows us to limit the potential downside risk and allows us to participate in the potential upside price appreciation if the business fundamentals of the company improve. We consider selling a security when it appreciates to our target price without changes to the fundamentals of the underlying company,when the fundamentals deteriorate,when the security is forced out of the portfolio by a better idea, or when sentiment improves significantly. We may actively trade portfolio securities.

PRINCIPAL INVESTMENT RISKS

COUNTER-PARTY RISK. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.
DERIVATIVES RISK. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.

FOREIGN INVESTMENT RISK. Foreign investments face the potential of heightened illiquidity, greater price volatility and adverse effects of political, regulatory, tax, currency, economic or other macroeconomic developments. ISSUER RISK. The value of a security may decline because of adverse events or circumstances that directly relate to conditions at the issuer or any entity providing it credit or liquidity support.
LEVERAGE RISK. Leverage created by borrowing or investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value.

LIQUIDITY RISK. A security may not be able to be sold at the time desired without adversely affecting the price.

MANAGEMENT RISK. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss. An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. MARKET RISK. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.
REGULATORY RISK. Changes in government regulations may adversely affect the value of a security.
SMALLER COMPANY SECURITIES RISK. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than larger company stocks.
VALUE STYLE INVESTMENT RISK. Value stocks may lose value quickly and may be subject to prolonged depressed valuations.

 24 SMALL CAP DISCIPLINED FUND SUMMARY

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.


[GRAPHIC APPEARS HERE]


                            CALENDAR YEAR TOTAL RETURNS AS OF 12/31 EACH YEAR
                             INSTITUTIONAL CLASS (Incepted on April 11, 2005)
 2003                                     2004        2005        2006       2007      2008       2009
62.53%                                   27.04%       -0.28%     19.19%      -4.37%    -33.97%    26.04%



             BEST AND WORST QUARTER
  Best Quarter:       Q2    2003       34.64%
  Worst Quarter:      Q4    2008      -26.76%



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/09                                1 YEAR       5 YEARS       LIFE OF FUND
 INSTITUTIONAL CLASS (Incepted on April      26.04%        -1.10%           7.72%
  11, 2005)
  Returns Before Taxes
 INSTITUTIONAL CLASS (Incepted on April      26.04%        -2.17%           6.42%
  11, 2005)
  Returns After Taxes on Distributions
 INSTITUTIONAL CLASS (Incepted on April      16.93%        -1.35%           6.13%
  11, 2005)
  Returns After Taxes on Distributions
and Sale of Fund Shares
 RUSSELL 2000 (Reg. TM) VALUE INDEX          20.58%        -0.01%           4.83%
  (reflects no deduction for expenses
  or taxes)



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes.Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.


                                           SMALL CAP DISCIPLINED FUND SUMMARY 25

FUND MANAGEMENT

  INVESTMENT
   ADVISER
 Wells Fargo
Funds
Management,
LLC


 SUB-ADVISER      PORTFOLIO MANAGER, TITLE/MANAGED SINCE
 Wells Capital    JAMES TRINGAS, CFA, CPA, Portfolio Manager / 2009
 Management      BRYANT VANCRONKHITE, CFA, CPA, Portfolio Manager / 2009
 Incorporated



For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Summary of Other Important Information Regarding Purchase and Sale of Fund Shares" beginning on page 39 of the Prospectus.


 26 SMALL CAP DISCIPLINED FUND SUMMARY

SMALL CAP GROWTH FUND SUMMARY
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Small Cap Growth Fund seeks long-term capital appreciation.

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund.



 SHAREHOLDER FEES (fees paid directly
  from your investments)
  Maximum sales charge (load) imposed              None
  on purchases
  Maximum deferred sales charge (load)             None



               ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
  Management Fees                                 0.85%
  Distribution (12b-1) Fees                       0.00%
  Other Expenses                                  0.22%
  Acquired Fund Fees and Expenses                 0.01%
  TOTAL ANNUAL FUND OPERATING EXPENSES            1.08%
  Fee Waivers                                     0.17%
  TOTAL ANNUAL FUND OPERATING EXPENSES            0.91%
  AFTER FEE WAIVER/1/



1 The adviser has committed through February 28, 2011, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Funds' net operating expenses , excluding brokerage commissions, interest, taxes, extraordinary expenses and the expenses of any money market fund or other fund held by the Fund, do not exceed the net operating expense ratio of 0.90%. The committed net operating expense ratio may be increased or terminated only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated below and then either redeem all of your shares at the end of these periods or continue to hold them; your investment has a 5% return each year; and the Fund's operating expenses remain the same, although your actual costs may be higher or lower.



   1 Year      $            93
   3 Years     $           327
   5 Years     $           579
  10 Years     $         1,302


                                                SMALL CAP GROWTH FUND SUMMARY 27

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 76% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES

We invest principally in equity securities of small-capitalization companies that we believe have above-average growth potential.We define small-capitalization companies as those with market capitalizations at the time of purchase of less than $2 billion. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We focus our investment strategy on identifying and investing in rapidly growing small-capitalization companies that are in an early or transitional stage of their development, before their potential is discovered by the market. We build the Fund's portfolio by selecting companies that we consider to have successful business plans. We seek high growth, favorably valued securities and have a bias for growth companies with reasonable valuation. We maintain a disciplined approach to monitoring the valuation characteristics of the portfolio. We use a variety of criteria specific to a portfolio security to determine when we may potentially sell such security to avoid reacting to pressure caused by volatility in the broad small cap market. Such criteria may include a security reaching our target price (potentially as a result of an expansion of the price-earnings multiple or a change in our earnings estimate), the availability of a more favorable investment opportunity, or a drop in the price of a security below cost (after adjustment for major market declines).We may actively trade portfolio securities.

PRINCIPAL INVESTMENT RISKS

COUNTER-PARTY RISK. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.

DERIVATIVES RISK. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.
GROWTH STYLE INVESTMENT RISK. Growth stocks may be more expensive relative to the values of other stocks and carry potential for significant volatility and loss.
ISSUER RISK. The value of a security may decline because of adverse events or circumstances that directly relate to conditions at the issuer or any entity providing it credit or liquidity support.
LEVERAGE RISK. Leverage created by borrowing or investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value.

LIQUIDITY RISK. A security may not be able to be sold at the time desired without adversely affecting the price.

MANAGEMENT RISK. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss. An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. MARKET RISK. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.
REGULATORY RISK. Changes in government regulations may adversely affect the value of a security.

SMALLER COMPANY SECURITIES RISK. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than larger company stocks.


 28 SMALL CAP GROWTH FUND SUMMARY

--------------------------------------------------------------------------------
PERFORMANCE

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.


[GRAPHIC APPEARS HERE]


                    CALENDAR YEAR TOTAL RETURNS AS OF 12/31 EACH YEAR
                     INSTITUTIONAL CLASS (Incepted on April 11, 2005)
  2000                 2001         2002        2003        2004    2005        2006       2007      2008       2009
-25.14%               -12.65%      -29.51%     48.02%      13.80%   6.56%      22.96%      13.98%    -39.56%    51.56%



             BEST AND WORST QUARTER
  Best Quarter:       Q2    2009       25.47%
  Worst Quarter:      Q4    2008      -27.15%



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/09                                1 YEAR       5 YEARS       10 YEARS
 INSTITUTIONAL CLASS (Incepted on April      51.56%        6.47%           0.61%
  11, 2005)
  Returns Before Taxes
 INSTITUTIONAL CLASS (Incepted on April      51.56%        4.74%          -0.92%
  11, 2005)
  Returns After Taxes on Distributions
 INSTITUTIONAL CLASS (Incepted on April      33.51%        4.89%          -0.08%
  11, 2005)
  Returns After Taxes on Distributions
and Sale of Fund Shares
 RUSSELL 2000 (Reg. TM) GROWTH INDEX         34.47%        0.87%          -1.37%
  (reflects no deduction for expenses
  or taxes)



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes.Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.


                                                SMALL CAP GROWTH FUND SUMMARY 29

FUND MANAGEMENT

  INVESTMENT
   ADVISER
 Wells Fargo
Funds
Management,
LLC

 SUB-ADVISER      PORTFOLIO MANAGER, TITLE/MANAGED SINCE
 Wells Capital    JEROME "CAM" PHILPOTT, CFA, Portfolio Manager / 1993
 Management      STUART ROBERTS, Portfolio Manager / 1990
 Incorporated


For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Summary of Other Important Information Regarding Purchase and Sale of Fund Shares" beginning on page 39 of the Prospectus.


 30 SMALL CAP GROWTH FUND SUMMARY

SMALL CAP VALUE FUND SUMMARY
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Small Cap Value Fund seeks long-term capital appreciation.

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund.



 SHAREHOLDER FEES (fees paid directly
  from your investments)
  Maximum sales charge (load) imposed              None
  on purchases
  Maximum deferred sales charge (load)             None



               ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
  Management Fees                                 0.81%
  Distribution (12b-1) Fees                       0.00%
  Other Expenses                                  0.19%
  Acquired Fund Fees and Expenses                 0.02%
  TOTAL ANNUAL FUND OPERATING EXPENSES            1.02%
  Fee Waivers                                     0.05%
  TOTAL ANNUAL FUND OPERATING EXPENSES            0.97%
  AFTER FEE WAIVER/1/



1 The adviser has committed through February 28, 2011, to waive fees and/or reimburse expenses to the extent necessary to maintain the Funds' net operating expense ratio, excluding brokerage commissions, interest, taxes, extraordinary expenses and the expenses of any money market fund or other fund held by the Fund, do not exceed the net operating expense ratio of 0.95%. After this time, the net operating expense ratio may be increased or terminated only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated below and then either redeem all of your shares at the end of these periods or continue to hold them; your investment has a 5% return each year; and the Fund's operating expenses remain the same, although your actual costs may be higher or lower.



   1 Year      $            99
   3 Years     $           320
   5 Years     $           558
  10 Years     $         1,243


                                                 SMALL CAP VALUE FUND SUMMARY 31

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 27% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES

We invest principally in equity securities of small-capitalization companies, which we define as companies with market capitalizations within the range of the Russell 2500TM Index. The market capitalization range of the Russell 2500TM Index was $78 million to $3.9 billion, as of May 30, 2009, and is expected to change frequently. We may also invest in equity securities of foreign issuers through ADRs and similar investments. As a hedging strategy, the Fund may write put and call options, meaning that the Fund sells an option to another party giving that party the right to either sell a stock to (put) or buy a stock from
(call) the Fund at a predetermined price in the future. Whether or not this hedging strategy is successful depends on a variety of factors, particularly our ability to predict movements of the price of the hedged stock. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return. We reserve the right to hedge the portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.

We employ a multi-faceted investment process that consists of quantitative idea generation and rigorous fundamental research. This process involves identifying companies that we believe exhibit attractive valuation characteristics and warrant further research. We then conduct fundamental research to find securities in small-capitalization companies with a positive dynamic for change that could move the price of such securities higher. The positive dynamic may include a change in management team, a new product or service, corporate restructuring, an improved business plan, a change in the regulatory environment, or the right time for the industry in its market cycle. We typically sell a security when its fundamentals deteriorate, its relative valuation versus the peer group and market becomes expensive, or for risk management considerations. We believe the combination of buying the securities of undervalued small-capitalization companies with positive dynamics for change limits our downside risk while allowing us to potentially participate in significant upside appreciation in the price of such securities.

PRINCIPAL INVESTMENT RISKS
COUNTER-PARTY RISK. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.
CURRENCY HEDGING RISK. An investment transacted in a foreign currency may lose value due to fluctuations in the rate of exchange.
DERIVATIVES RISK. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.
FOREIGN INVESTMENT RISK. Foreign investments face the potential of heightened illiquidity, greater price volatility and adverse effects of political, regulatory, tax, currency, economic or other macroeconomic developments.
ISSUER RISK. The value of a security may decline because of adverse events or circumstances that directly relate to conditions at the issuer or any entity providing it credit or liquidity support.
LEVERAGE RISK. Leverage created by borrowing or investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value.

LIQUIDITY RISK. A security may not be able to be sold at the time desired without adversely affecting the price.

MANAGEMENT RISK. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss. An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. MARKET RISK. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.
REGULATORY RISK. Changes in government regulations may adversely affect the value of a security.
SMALLER COMPANY SECURITIES RISK. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than larger company stocks.
VALUE STYLE INVESTMENT RISK. Value stocks may lose value quickly and may be subject to prolonged depressed valuations.

 32 SMALL CAP VALUE FUND SUMMARY

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.


[GRAPHIC APPEARS HERE]


                   CALENDAR YEAR TOTAL RETURNS AS OF 12/31 EACH YEAR
                    INSTITUTIONAL CLASS (Incepted on July 31, 2007)
 2000                    2001        2002        2003        2004       2005        2006       2007        2008       2009
26.34%                  17.99%       -6.13%     48.70%      20.09%     15.03%      12.99%      10.52%      -38.06%    52.61%



             BEST AND WORST QUARTER
  Best Quarter:       Q2    2003       22.53%
  Worst Quarter:      Q4    2008      -24.80%



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/09                               1 YEAR       5 YEARS       10 YEARS
 INSTITUTIONAL CLASS (Incepted on July      52.61%          6.31%        12.99%
  31, 2007)
  Returns Before Taxes
 INSTITUTIONAL CLASS (Incepted on July      52.16%          5.09%        12.09%
  31, 2007)
  Returns After Taxes on Distributions
 INSTITUTIONAL CLASS (Incepted on July      34.19%          5.32%        11.56%
  31, 2007)
  Returns After Taxes on Distributions
and Sale of Fund Shares
 RUSSELL 2000 (Reg. TM) VALUE INDEX         20.58%         -0.01%         8.27%
  (reflects no deduction for expenses
  or taxes)



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes.Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.


                                                 SMALL CAP VALUE FUND SUMMARY 33

FUND MANAGEMENT

  INVESTMENT
   ADVISER
 Wells Fargo
Funds
Management,
LLC


 SUB-ADVISER      PORTFOLIO MANAGER, TITLE/MANAGED SINCE
 Wells Capital    I. CHARLES RINALDI, Portfolio Manager / 1997
 Management
 Incorporated



For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Summary of Other Important Information Regarding Purchase and Sale of Fund Shares" beginning on page 39 of the Prospectus.


 34 SMALL CAP VALUE FUND SUMMARY

SMALL/MID CAP VALUE FUND SUMMARY
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Small/Mid Cap Value Fund seeks long-term capital appreciation.

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund.



 SHAREHOLDER FEES (fees paid directly
  from your investments)
  Maximum sales charge (load) imposed              None
  on purchases
  Maximum deferred sales charge (load)             None



               ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
  Management Fees                                 0.85%
  Distribution (12b-1) Fees                       0.00%
  Other Expense                                   0.27%
  Acquired Fund Fees and Expenses                 0.01%
  TOTAL ANNUAL FUND OPERATING EXPENSES            1.13%
  Fee Waivers                                     0.17%
  TOTAL ANNUAL FUND OPERATING EXPENSES            0.96%
  AFTER FEE WAIVER/1/



1 The adviser has committed through February 28, 2011, to waive fees and/or reimburse expenses to the extent necessary to ensure that Funds' net operating expenses , excluding brokerage commissions, interest, taxes, extraordinary expenses and the expenses of any money market fund or other fund held by the Fund, do not exceed the net operating expense ratio of 0.95%. The committed net operating expense ratio may be increased or terminated only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated below and then either redeem all of your shares at the end of these periods or continue to hold them; your investment has a 5% return each year; and the Fund's operating expenses remain the same, although your actual costs may be higher or lower.



   1 Year      $            98
   3 Years     $           342
   5 Years     $           606
  10 Years     $         1,359


                                             SMALL/MID CAP VALUE FUND SUMMARY 35

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 35% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES

We invest principally in equity securities of small-and medium capitalization companies, which we define as companies with market capitalizations within the range of the Russell 2500TM Index.The market capitalization range of the Russell 2500TM Index was $78 million to $3.9 billion, as of May 30, 2009, and is expected to change frequently.We may also invest in equity securities of foreign issuers through ADRs and similar investments.As a hedging strategy, the Fund may write put and call options,meaning that the Fund sells an option to another party giving that party the right to either sell a stock to (put) or buy a stock from (call) the Fund at a predetermined price in the future.Whether or not this hedging strategy is successful depends on a variety of factors, particularly our ability to predict movements of the price of the hedged stock. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We employ a multi-faceted investment process that consists of quantitative idea generation and rigorous fundamental research. This process involves identifying companies that we believe exhibit attractive valuation characteristics and warrant further research. We then conduct fundamental research to find securities in small- and medium-capitalization companies with a positive dynamic for change that could move the price of such securities higher. The positive dynamic may include a change in management team, a new product or service, corporate restructuring, an improved business plan, a change in the regulatory environment, or the right time for the industry in its market cycle. We typically sell a security when its fundamentals deteriorate, its relative valuation versus the peer group and market becomes expensive, or for risk management considerations.We believe the combination of buying the securities of undervalued small and medium capitalization companies with positive dynamics for change limits our downside risk while allowing us to potentially participate in significant upside appreciation in the price of such securities.

PRINCIPAL INVESTMENT RISKS
COUNTER-PARTY RISK. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.

DERIVATIVES RISK. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.

FOREIGN INVESTMENT RISK. Foreign investments face the potential of heightened illiquidity, greater price volatility and adverse effects of political, regulatory, tax, currency, economic or other macroeconomic developments. ISSUER RISK. The value of a security may decline because of adverse events or circumstances that directly relate to conditions at the issuer or any entity providing it credit or liquidity support.
LEVERAGE RISK. Leverage created by borrowing or investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value.

LIQUIDITY RISK. A security may not be able to be sold at the time desired without adversely affecting the price.

MANAGEMENT RISK. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss. An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. MARKET RISK. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.
REGULATORY RISK. Changes in government regulations may adversely affect the value of a security.
SMALLER COMPANY SECURITIES RISK. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than larger company stocks.
VALUE STYLE INVESTMENT RISK. Value stocks may lose value quickly and may be subject to prolonged depressed valuations.

 36 SMALL/MID CAP VALUE FUND SUMMARY

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.


[GRAPHIC APPEARS HERE]


                            CALENDAR YEAR TOTAL RETURNS AS OF 12/31 EACH YEAR
                            INSTITUTIONAL CLASS (Incepted on August 31, 2006)
 2003                                     2004        2005        2006       2007      2008       2009
58.44%                                   19.37%      13.62%      13.97%      -0.51%    -43.65%    61.72%



             BEST AND WORST QUARTER
  Best Quarter:       Q3    2009       25.52%
  Worst Quarter:      Q4    2008      -30.46%



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/09                               1 YEAR       5 YEARS       LIFE OF FUND
 INSTITUTIONAL CLASS (Incepted on           61.72%        3.26%            6.94%
  August 31, 2006)
  Returns Before Taxes
 INSTITUTIONAL CLASS (Incepted on           61.15%        2.51%            6.36%
  August 31, 2006)
  Returns After Taxes on Distributions
 INSTITUTIONAL CLASS (Incepted on           40.11%        2.59%            5.92%
  August 31, 2006)
  Returns After Taxes on Distributions
and Sale of Fund Shares
 RUSSELL 2500TM VALUE INDEX                 27.68%        0.84%            5.59%
  (reflects no deduction for expenses
  or taxes)



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes.Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.


                                             SMALL/MID CAP VALUE FUND SUMMARY 37

FUND MANAGEMENT

  INVESTMENT
   ADVISER
 Wells Fargo
Funds
Management,
LLC


 SUB-ADVISER      PORTFOLIO MANAGER, TITLE/MANAGED SINCE
 Wells Capital    ERIK C. ASTHEIMER, Portfolio Manager / 2008
 Management      I. CHARLES RINALDI, Portfolio Manager / 1997
 Incorporated    MICHAEL SCHNEIDER, CFA, Portfolio Manager / 2008



For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Summary of Other Important Information Regarding Purchase and Sale of Fund Shares" beginning on page 39 of the Prospectus.


 38 SMALL/MID CAP VALUE FUND SUMMARY

SUMMARY OF OTHER IMPORTANT INFORMATION REGARDING PURCHASE AND SALE OF FUND
SHARES

TRANSACTION POLICIES

Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Institutional Class shares may also be offered through certain financial intermediaries that may charge their customers transaction or other fees.



 INSTITUTIONS PURCHASING FUND SHARES     TO PLACE ORDERS OR REDEEM SHARES
--------------------------------------- -------------------------------------------
 OPENING AN ACCOUNT                      MAIL: WELLS FARGO ADVANTAGE FUNDS
 Institutions which currently have      P.O. Box 8266
  another account with
 WELLS FARGO ADVANTAGE FUNDS may open   Boston, MA 02266-8266
  an account by
 phone or internet. If the institution  INTERNET:www.wellsfargo.com/advantagefunds does not have an
 account, contact your investment       PHONE OR WIRE: 1-800-222-8222 or
  representative.
 FOR MORE INFORMATION                   1-800-368-7550
 See HOW TO BUY SHARES beginning on     IN PERSON: Investor Center
  page 72 of the
 Prospectus                             100 Heritage Reserve
                                        Menomonee Falls,Wisconsin 53051.
                                        CONTACT YOUR INVESTMENT REPRESENTATIVE.


TAX INFORMATION

Any distributions you receive from the Fund may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax advantaged investment plan.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Consult your salesperson or visit your financial intermediary's Web site for more information.

SUMMARY OF OTHER IMPORTANT INFORMATION REGARDING PURCHASE AND SALE OF FUND
                                                                       SHARES 39

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

The Funds are distributed by Wells Fargo Funds Distributor, LLC, a member of FINRA/SIPC, and an affiliate of Wells Fargo & Company. Securities Investor Protection Corporation ("SIPC") information and brochure are available at www.SIPC.org or by calling SIPC at (202)371-8300.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about certain Funds within the WELLS FARGO ADVANTAGE FUNDS (Reg. TM) family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-advisers, or the portfolio managers. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENTS AND PRINCIPAL INVESTMENT STRATEGIES The investment objective of each Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

o  what the Fund is trying to achieve;

o  how we intend to invest your money; and

o what makes the Fund different from the other Funds offered in this Prospectus.

This section also provides a summary of each Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of the Funds, except for the Discovery Fund and Enterprise Fund, concerning "80% of the Funds' net assets" may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the principal risk factors for each Fund . A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.

--------------------------------------------------------------------------------
MASTER/GATEWAY (Reg. TM)/ /STRUCTURE
At the discretion of the Board of Trustees, the Mid Cap Growth Fund and Small Cap Value Fund each have the potential of becoming a gateway fund in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios or other Funds of WELLS FARGO ADVANTAGE FUNDS to achieve its investment objective. Multiple gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios by sharing the costs and benefits of a larger pool of assets. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public, and the services provided and the fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios.

                                                         KEY FUND INFORMATION 41

C&B MID CAP VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Cooke & Bieler, L.P.

PORTFOLIO MANAGERS
Kermit S. Eck, CFA
Daren C. Heitman, CFA
Steve Lyons, CFA
Michael M. Meyer, CFA
Edward W. O'Connor, CFA
R. James O'Neil, CFA
Mehul Trivedi, CFA

FUND INCEPTION:
02/18/1998
INSTITUTIONAL CLASS:
Ticker: CBMSX
Fund Number: 1862

INVESTMENT OBJECTIVE
The C&B Mid Cap Value Fund seeks maximum long-term total return (current income and capital appreciation), consistent with minimizing risk to principal.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of mid-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We invest principally in equity securities of mid-capitalization companies, which we define as securities of companies with market capitalizations ranging from $500 million to $10 billion. We manage a relatively focused portfolio of 30 to 50 companies that enables us to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We select securities for the portfolio based on an analysis of a company's financial characteristics and an assessment of the quality of a company's management. In selecting a company, we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company's top management, customers and suppliers. We believe our assessment of business quality and emphasis on valuation will protect the portfolio's assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets. We regularly review the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamentals of the business, or we have identified a more attractive investment opportunity.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 42 C&B MID CAP VALUE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Derivatives Risk
   o Issuer Risk

   o Issuer Concentration Risk

   o Leverage Risk
   o Liquidity Risk

   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Smaller Company Securities Risk
   o Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                       C&B MID CAP VALUE FUND 43

DISCOVERY FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
James M. Leach, CFA
Thomas J. Pence, CFA

FUND INCEPTION:
12/31/1987
INSTITUTIONAL CLASS:
Ticker: WFDSX
Fund Number: 3123

INVESTMENT OBJECTIVE
The Discovery Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's total assets in equity securities of small- and medium- capitalization companies; and

o up to 25% of the Fund's total assets in equity securities of foreign issuers through ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We invest in equity securities of small- and medium-capitalization companies that we believe offer favorable opportunities for growth.We define small- and medium capitalization companies as those with market capitalizations at the time of purchase within the range of Russell Midcap (Reg. TM) Index, which ranged from $829 million to $12.2 billion as of May 30, 2009, and is expected to change frequently.We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We seek to identify companies that have the prospect for improving sales and earnings growth rates, enjoy a competitive advantage (for example, dominant market share) and that we believe have effective management with a history of making investments that are in the best interests of shareholders (for example, companies with a history of earnings and sales growth that are in excess of total asset growth). We pay particular attention to balance sheet metrics such as changes in working capital, property, plant and equipment growth, inventory levels, accounts receivable, and acquisitions. We also look at how management teams allocate capital in order to drive future cash flow. We typically use a discounted cash flow model to assess a firm's intrinsic value in order to set price objectives. In addition to meeting with management, we take a surround the company approach by surveying a company's vendors, distributors, competitors and customers to obtain multiple perspectives that help us make better investment decisions. Portfolio holdings are continuously monitored for changes in fundamentals. The team seeks a favorable risk/reward relationship to fair valuation, which we define as the value of the company (I.E. our price target for the stock) relative to where the stock is currently trading. We may invest in any sector, and at times we may emphasize one or more particular sectors. We may choose to sell a holding when it no longer offers favorable growth prospects or to take advantage of a better investment opportunity. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 44 DISCOVERY FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Growth Style Investment Risk
   o Issuer Risk

   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Smaller Company Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                               DISCOVERY FUND 45

ENTERPRISE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
James M. Leach, CFA
Thomas J. Pence, CFA

FUND INCEPTION:
09/30/1998
INSTITUTIONAL CLASS:
Ticker: WFEIX
Fund Number: 3118

INVESTMENT OBJECTIVE
The Enterprise Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of medium-capitalization companies; and

o up to 25% of the Fund's total assets in equity securities of foreign issuers through ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We invest in equity securities of companies of any size, although we invest principally in the equity securities of medium-capitalization companies. We define medium-capitalization companies as securities of companies with market capitalization within the range of the Russell Midcap (Reg. TM) Index, which ranged from $829 million to $12.2 billion as of May 30, 2009, and is expected to change frequently. We may also invest in foreign securities through ADRs and similar investments. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We seek to identify companies that have the prospect for improving sales and earnings growth rates, enjoy a competitive advantage (for example, dominant market share) and that we believe have effective management with a history of making investments that are in the best interests of shareholders (for example, companies with a history of earnings and sales growth that are in excess of total asset growth). We pay particular attention to balance sheet metrics such as changes in working capital, property, plant and equipment growth, inventory levels, accounts receivable, and acquisitions. We also look at how management teams allocate capital in order to drive future cash flow. We typically use a discounted cash flow model to assess a firm's intrinsic value in order to set price objectives. In addition to meeting with management, we take a surround the company approach by surveying a company's vendors, distributors, competitors and customers to obtain multiple perspectives that help us make better investment decisions. Portfolio holdings are continuously monitored for changes in fundamentals. The team seeks a favorable risk/reward relationship to fair valuation, which we define as the value of the company (I.E., our price target for the stock) relative to where the stock is currently trading. We may invest in any sector, and at times we may emphasize one or more particular sectors. We may choose to sell a holding when it no longer offers favorable growth prospects or to take advantage of a better investment opportunity. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 46 ENTERPRISE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Growth Style Investment Risk
   o Issuer Risk

   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Smaller Company Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                              ENTERPRISE FUND 47

MID CAP DISCIPLINED FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGER
James M. Tringas, CFA, CPA
Bryant VanCronkhite, CFA, CPA

FUND INCEPTION:
12/31/1998
INSTITUTIONAL CLASS:
Ticker: WFMIX
Fund Number: 3138

INVESTMENT OBJECTIVE
The Mid Cap Disciplined Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of medium-capitalization companies; and

o up to 25% of the Fund's total assets in equity securities of foreign issuers, including ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We invest principally in equity securities of medium-capitalization companies which we define as securities of companies with market capitalizations within the range of the Russell Midcap (Reg. TM) Index. The market capitalization range of the Russell Midcap Index (Reg. TM) was $829 million to $12.2 billion, as of May 30, 2009, and is expected to change frequently. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We seek to take advantage of opportunities in the market created by investors who primarily focus on the short-term prospects of companies. To identify these opportunities, we follow a bottom-up investment process that focuses on three key elements - right company, right price, and right time. First, the right companies are defined as those that have solid assets with manageable debt levels in good industries. Secondly, we seek to buy these companies at the right price. To determine the right price, we carefully evaluate the potential upside reward as well as the potential downside risk in order to arrive at a reward/risk profile for every company considered. Lastly, we seek to buy these companies at the right time, which is typically when the prevailing market sentiment is low. We believe buying securities of a company when the prevailing sentiment is low allows us to limit the potential downside risk and allows us to participate in the potential upside price appreciation if the business fundamentals of the company improve. We consider selling a security when it appreciates to our target price without changes to the fundamentals of the underlying company, when the fundamentals deteriorate, when the security is forced out of the portfolio by a better idea, or when sentiment improves significantly. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 48 MID CAP DISCIPLINED FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk

   o Derivatives Risk

   o Foreign Investment Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Smaller Company Securities Risk
   o Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                     MID CAP DISCIPLINED FUND 49

MID CAP GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Jerome "Cam" Philpott, CFA
Stuart Roberts

FUND INCEPTION:
12/30/1994
INSTITUTIONAL CLASS:
Ticker: WFMGX
Fund Number: 3159

INVESTMENT OBJECTIVE
The Mid Cap Growth Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of medium-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We invest principally in equity securities of medium-capitalization companies that we believe have above-average growth potential. We define medium-capitalization companies as those with market capitalizations at the time of purchase within the range of Russell Midcap (Reg. TM) Index, which ranged from $829 million to $12.2 billion as of May 30, 2009, and is expected to change frequently. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We focus our investment strategy on identifying and investing in medium-capitalization companies that we believe continue to provide consistent growth potential. We build the Fund's portfolio from the bottom-up selecting medium-capitalization companies that we consider to have successful business plans. We seek high growth, favorably valued securities and have a bias for growth companies with reasonable valuation. We maintain a disciplined approach to monitoring the valuation characteristics of the portfolio. We use a variety of criteria specific to a given portfolio security to determine when we may potentially sell such security so that we avoid reacting to pressure caused by volatility in the broad mid cap market. Such criteria may include a security reaching our target price, (potentially as a result of an expansion of the price-earnings multiple or a change in our earnings estimate), the availability of a more favorable investment opportunity, or a drop in the price of a security below cost (after adjustment for major market declines). We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 50 MID CAP GROWTH FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.


   o Counter-Party Risk

   o Derivatives Risk
   o Growth Style Investment Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Smaller Company Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                          MID CAP GROWTH FUND 51

SMALL CAP DISCIPLINED FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGER
James M. Tringas, CFA, CPA
Bryant VanCronkhite, CFA, CPA

FUND INCEPTION:
03/28/2002
INSTITUTIONAL CLASS:
Ticker: WFSSX
Fund Number: 3143

INVESTMENT OBJECTIVE
The Small Cap Disciplined Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of small-capitalization companies; and

o up to 25% of the Fund's total assets in equity securities of foreign issuers, including ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We invest principally in small-capitalization companies that we believe are undervalued relative to the market based on discounted cash flows, earnings and asset value. We define small-capitalization companies as companies whose market capitalizations are substantially similar to those of companies in the Russell 2500TM Index. The range of the Russell 2500TM Index was $78 million to $3.9 billion, as of May 30, 2009, and is expected to change frequently. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We seek to take advantage of opportunities in the market created by investors who primarily focus on the short-term prospects of companies. To identify these opportunities, we follow a bottom-up investment process that focuses on three key elements - right company, right price, and right time. First, the right companies are defined as those that have solid assets with manageable debt levels in good industries. Secondly, we seek to buy these companies at the right price. To determine the right price, we carefully evaluate the potential upside reward as well as the potential downside risk in order to arrive at a reward/risk profile for every company considered. Lastly, we seek to buy these companies at the right time, which is typically when the prevailing market sentiment is low. We believe buying securities of a company when the prevailing sentiment is low allows us to limit the potential downside risk and allows us to participate in the potential upside price appreciation if the business fundamentals of the company improve. We consider selling a security when it appreciates to our target price without changes to the fundamentals of the underlying company, when the fundamentals deteriorate, when the security is forced out of the portfolio by a better idea, or when sentiment improves significantly. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 52 SMALL CAP DISCIPLINED FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.


   o Counter-Party Risk
   o Derivatives Risk

   o Foreign Investment Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk

   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Smaller Company Securities Risk
   o Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                   SMALL CAP DISCIPLINED FUND 53

SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Jerome "Cam" Philpott, CFA
Stuart Roberts

FUND INCEPTION:
07/13/1990
INSTITUTIONAL CLASS:
Ticker: WFSIX
Fund Number: 3139
(THIS FUND IS CLOSED TO NEW INVESTORS.)

INVESTMENT OBJECTIVE
The Small Cap Growth Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of small-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We invest principally in equity securities of small-capitalization companies that we believe have above-average growth potential. We define small-capitalization companies as those with market capitalizations at the time of purchase of less than $2 billion. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We focus our investment strategy on identifying and investing in rapidly growing small-capitalization companies that are in an early or transitional stage of their development, before their potential is discovered by the market. We build the Fund's portfolio by selecting companies that we consider to have successful business plans. We seek high growth, favorably valued securities and have a bias for growth companies with reasonable valuation. We maintain a disciplined approach to monitoring the valuation characteristics of the portfolio. We use a variety of criteria specific to a portfolio security to determine when we may potentially sell such security to avoid reacting to pressure caused by volatility in the broad small cap market. Such criteria may include a security reaching our target price (potentially as a result of an expansion of the price-earnings multiple or a change in our earnings estimate), the availability of a more favorable investment opportunity, or a drop in the price of a security below cost (after adjustment for major market declines). We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 54 SMALL CAP GROWTH FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.


   o Counter-Party Risk

   o Derivatives Risk
   o Growth Style Investment Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Smaller Company Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                        SMALL CAP GROWTH FUND 55

SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGER
I. Charles Rinaldi

FUND INCEPTION:
12/31/1997
INSTITUTIONAL CLASS:

Ticker: WFSVX
Fund Number: 3150


INVESTMENT OBJECTIVE
The Small Cap Value Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of small-capitalization companies; and

o up to 30% of the Fund's total assets in equity securities of foreign issuers, including ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We invest principally in equity securities of small-capitalization companies, which we define as companies with market capitalizations within the range of the Russell 2500TM Index. The market capitalization range of the Russell 2500TM Index was $78 million to $3.9 billion, as of May 30, 2009, and is expected to change frequently. We may also invest in equity securities of foreign issuers through ADRs and similar investments. As a hedging strategy, the Fund may write put and call options, meaning that the Fund sells an option to another party giving that party the right to either sell a stock to (put) or buy a stock from
(call) the Fund at a predetermined price in the future. Whether or not this hedging strategy is successful depends on a variety of factors, particularly our ability to predict movements of the price of the hedged stock. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return. We reserve the right to hedge the portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.


We employ a multi-faceted investment process that consists of quantitative idea generation and rigorous fundamental research. This process involves identifying companies that we believe exhibit attractive valuation characteristics and warrant further research. We then conduct fundamental research to find securities in small-capitalization companies with a positive dynamic for change that could move the price of such securities higher. The positive dynamic may include a change in management team, a new product or service, corporate restructuring, an improved business plan, a change in the regulatory environment, or the right time for the industry in its market cycle. We typically sell a security when its fundamentals deteriorate, its relative valuation versus the peer group and market becomes expensive, or for risk management considerations. We believe the combination of buying the securities of undervalued small-capitalization companies with positive dynamics for change limits our downside risk while allowing us to potentially participate in significant upside appreciation in the price of such securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 56 SMALL CAP VALUE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Currency Hedging Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Smaller Company Securities Risk
   o Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                         SMALL CAP VALUE FUND 57

SMALL/MID CAP VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGER
Erik C. Astheimer
I. Charles Rinaldi
Michael Schneider, CFA

FUND INCEPTION:
03/28/2002
INSTITUTIONAL CLASS:
Ticker: WWMSX
Fund Number: 3103

INVESTMENT OBJECTIVE
The Small/Mid Cap Value Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of small- and medium-capitalization companies; and

o up to 30% of the Fund's total assets in equity securities of foreign issuers, including ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We invest principally in equity securities of small-and medium capitalization companies, which we define as companies with market capitalizations within the range of the Russell 2500TM Index. The market capitalization range of the Russell 2500TM Index was $78 million to $3.9 billion, as of May 30, 2009, and is expected to change frequently. We may also invest in equity securities of foreign issuers through ADRs and similar investments. As a hedging strategy, the Fund may write put and call options,meaning that the Fund sells an option to another party giving that party the right to either sell a stock to (put) or buy a stock from (call) the Fund at a predetermined price in the future.Whether or not this hedging strategy is successful depends on a variety of factors, particularly our ability to predict movements of the price of the hedged stock. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We employ a multi-faceted investment process that consists of quantitative idea generation and rigorous fundamental research. This process involves identifying companies that we believe exhibit attractive valuation characteristics and warrant further research. We then conduct fundamental research to find securities in small- and medium-capitalization companies with a positive dynamic for change that could move the price of such securities higher. The positive dynamic may include a change in management team, a new product or service, corporate restructuring, an improved business plan, a change in the regulatory environment, or the right time for the industry in its market cycle. We typically sell a security when its fundamentals deteriorate, its relative valuation versus the peer group and market becomes expensive, or for risk management considerations. We believe the combination of buying the securities of undervalued small and medium capitalization companies with positive dynamics for change limits our downside risk while allowing us to potentially participate in significant upside appreciation in the price of such securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 58 SMALL/MID CAP VALUE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.


   o Counter-Party Risk

   o Derivatives Risk
   o Foreign Investment Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk

   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Smaller Company Securities Risk
   o Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                     SMALL/MID CAP VALUE FUND 59

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for each Fund have been previously identified and are described below. Additional information about the principal risks is included in the Statement of Additional Information.

ACTIVE TRADING RISK            Frequent trading will result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains, which are taxable to you as ordinary income when distributed by the Fund.

COUNTER-PARTY RISK             When a Fund enters into a repurchase agreement, an agreement where it buys a security from a seller that agrees to repurchase the security at an agreed upon price and time, the
                               Fund is exposed to the risk that the other party will not fulfill its contractual obligation.
                               Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.

CURRENCY HEDGING RISK          An investment transacted in a foreign currency may lose value due to fluctuations in the rate of exchange. To manage currency exposure, a Fund may purchase currency futures or enter into forward currency contracts to "lock in" the U.S. dollar price of the security. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future price set at the time of the contract. Similar to a forward currency contract, currency futures contracts are standardized for the convenience of market participants and quoted on an exchange. To reduce the risk of one party to the contract defaulting, the accrued profit or loss from a futures contract is calculated and paid on a daily basis rather than on the maturity of the contract.

DERIVATIVES RISK               The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                               For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.


 60 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

FOREIGN INVESTMENT RISK        Foreign investments, including American Depositary Receipts (ADRs) and similar investments, are subject to more risks than U.S. domestic investments. These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. In addition, amounts realized on sales or distributions of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities. Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates. Such fluctuations may reduce the value of the investment. Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.

GROWTH STYLE INVESTMENT RISK   Growth stocks can perform differently from the market as a whole and from other types of stocks. Growth stocks may be designated as such and purchased based on the premise that the market will eventually reward a given company's long-term earnings growth with a higher stock price when that company's earnings grow faster than both inflation and the economy in general. Thus a growth style investment strategy attempts to identify companies whose earnings may or are growing at a rate faster than inflation and the economy. While growth stocks may react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks by rising in price in certain environments, growth stocks also tend to be sensitive to changes in the earnings of their underlying companies and more volatile than other types of stocks, particularly over the short term. Furthermore, growth stocks may be more expensive relative to their current earnings or assets compared to the values of other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall. Finally, during periods of adverse economic and market conditions, the stock prices of growth stocks may fall despite favorable earnings trends.

ISSUER RISK                    The value of a security may decline for a number of reasons that directly relate to the issuer or an entity providing credit support or liquidity support, such as management performance, financial leverage, and reduced demand for the issuer's goods, services or securities.

ISSUER CONCENTRATION RISK      Since the Fund tends to invest in a smaller number of stocks than do many other similar mutual funds, changes in the value of individual stocks held by the Fund may have a larger impact on the Fund's net asset value than if the Fund were more broadly invested.

LEVERAGE RISK                  Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

LIQUIDITY RISK                 A security may not be sold at the time desired or without adversely affecting the price.



                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 61

MANAGEMENT RISK                We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor does anyone we contract with to provide services, such as selling agents or investment advisers, promise to make good on any such losses.

MARKET RISK                    The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value or become illiquid due to factors affecting securities markets generally or particular industries represented in the securities markets.
                               The value or liquidity of a security may decline or become illiquid due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline or become illiquid due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline or become illiquid in value simultaneously.

REGULATORY RISK                Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.

SMALLER COMPANY SECURITIES     Securities of companies with smaller market capitalizations tend to be more volatile and less
RISK                           liquid than larger company stocks. Smaller companies may have no or relatively short operating histories, or be newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.

VALUE STYLE INVESTMENT RISK    Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks may be purchased based upon the belief that a given security may be out of favor. Value investing seeks to identify stocks that have depressed valuations, based upon a number of factors which are thought to be temporary in nature, and to sell them at superior profits when their prices rise in response to resolution of the issues which caused the valuation of the stock to be depressed. While certain value stocks may increase in value more quickly during periods of anticipated economic upturn, they may also lose value more quickly in periods of anticipated economic downturn. Furthermore, there is the risk that the factors which caused the depressed valuations are longer term or even permanent in nature, and that there will not be any rise in valuation. Finally, there is the increased risk in such situations that such companies may not have sufficient resources to continue as ongoing businesses, which would result in the stock of such companies potentially becoming worthless.


 62 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

PORTFOLIO HOLDINGS INFORMATION
--------------------------------------------------------------------------------

A description of the WELLS FARGO ADVANTAGE FUNDS' policies and procedures with respect to disclosure of the WELLS FARGO ADVANTAGE FUNDS' portfolio holdings is available in the Funds' Statement of Additional Information and on the WELLS FARGO ADVANTAGE FUNDS' Web site at www.wellsfargo.com/advantagefunds. In addition, Funds Management will, from time to time, include portfolio holdings information in quarterly commentaries for certain Funds. The substance of the information contained in such commentaries will also be posted to the Funds' Web site at www.wellsfargo.com/advantagefunds.

                                               PORTFOLIO HOLDINGS INFORMATION 63

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Funds and approves the selection of various companies hired to manage the Funds' operations. Except for the Funds' investment advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.

THE INVESTMENT ADVISER
Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds . Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in each Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Funds' semi-annual report for the fiscal half-year ended April 30, 2009.

For a Fund's most recent fiscal year end, the advisory fee paid to Funds Management was as follows:




 ADVISORY FEES PAID
Fund Name                          AS A % OF AVERAGE DAILY NET ASSETS
 C&B Mid Cap Value Fund                            0.48%
 Discovery Fund                                    0.63%
 Enterprise Fund                                   0.66%
 Mid Cap Disciplined Fund                          0.60%
 Mid Cap Growth Fund                               0.58%
 Small Cap Disciplined Fund                        0.69%
 Small Cap Growth Fund                             0.71%
 Small Cap Value Fund                              0.68%
 Small/Mid Cap Value Fund                          0.66%


Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.

For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.

 64 ORGANIZATION AND MANAGEMENT OF THE FUNDS

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter and securities lending agent.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

THE SUB-ADVISERS AND PORTFOLIO MANAGERS
The following sub-advisers and portfolio managers perform day-to-day investment management activities for the Funds . Each sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds . The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 65

--------------------------------------------------------------------------------
WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Discovery, Enterprise, Mid Cap Disciplined, Small Cap Disciplined, Small Cap Growth, Small Cap Value, and Small/Mid Cap Value Funds . Accordingly, Wells Capital Management is responsible for the day-to-day investment management activities of these Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.

ERIK C. ASTHEIMER            Mr. Astheimer is jointly responsible for managing the Small/Mid Cap Value Fund, which
Small/Mid Cap Value Fund     he has managed since 2008. Mr. Astheimer serves as a senior research analyst and co-portfolio manager for the Value Equity team at Wells Capital Management. Prior to joining Wells Capital Management, Mr. Astheimer served as senior analyst at Strong
                             Capital Management Inc. (SCM), which he joined in 2004. Prior to SCM, he worked at
                             Gabelli & Co. as a research analyst. Before that, he was a financial analyst at Salomon
                             Smith Barney in their investment banking department. During his final year with the firm, his assignments were undertaken in the Asia-Pacific region. Education: B.A.,
                             Finance, Duquesne University.
JAMES M. LEACH, CFA          Mr. Leach is jointly responsible for managing the Discovery Fund, which he has
Discovery Fund               managed since 2003, and the Enterprise Fund, which he has managed since 2007. Mr.
Enterprise Fund              Leach joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining
                             Wells Capital Management, he was a portfolio manager at Strong Capital Management,
                             Inc. since October 2000. Education: B.S., Mechanical Engineering, University of
                             California at Santa Barbara; M.B.A., Finance, New York University-Stern School of
                             Business.
THOMAS J. PENCE, CFA         Mr. Pence is jointly responsible for managing the Discovery Fund, which he has
Discovery Fund               managed since 2001, and the Enterprise Fund, which he has managed since 2000. Mr.
Enterprise Fund              Pence joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining
                             Wells Capital Management, he was a portfolio manager at Strong Capital Management,
                             Inc. since October 2000. Education: B.S., Business, Indiana University; M.B.A., Finance,
                             University of Notre Dame.
JEROME "CAM" PHILPOTT, CFA   Mr. Philpott is jointly responsible for managing the Mid Cap Growth Fund, which he has
Mid Cap Growth Fund          managed since 2001, and the Small Cap Growth Fund, which he has managed, along
Small Cap Growth Fund        with its predecessor fund, since 1993. He joined Wells Capital Management in 2003 as a portfolio manager. Prior to joining Wells Capital Management, Mr. Philpott was a portfolio manager with Montgomery Asset Management, which he joined in 1991 as an analyst for the Small Cap Equity team. Education: B.A., Economics, Washington and
                             Lee University; M.B.A., Darden School - University of Virginia.
I. CHARLES RINALDI           Mr. Rinaldi is responsible for managing the Small Cap Value Fund and the Small/Mid
Small Cap Value Fund         Cap Value Fund, both of which he has managed, along with their predecessor funds,
Small/Mid Cap Value Fund     since 1997. Mr. Rinaldi joined Wells Capital Management in 2005 as senior portfolio manager responsible for day-to-day management of its small value and small/mid cap value strategies. Prior to joining Wells Capital Management, he was a portfolio manager with Strong Capital Management, Inc. since 1997. Education: B.A. degree,
                             Biology, St. Michael's College; M.B.A. degree, Finance, Babson College.

 66 ORGANIZATION AND MANAGEMENT OF THE FUNDS

STUART ROBERTS               Mr. Roberts is jointly responsible for managing the Mid Cap Growth Fund, which he has
Mid Cap Growth Fund          managed since 2001, and the Small Cap Growth Fund, which he has managed, along
Small Cap Growth Fund        with its predecessor, since its inception in 1990. Mr. Roberts joined Wells Capital
                             Management in 2003 as a portfolio manager. Prior to joining Wells Capital
                             Management, he was a senior portfolio manager with Montgomery Asset
                             Management (Montgomery) for the Small Cap Growth Fund. In 2001, he became a co-portfolio manager for the Mid Cap Growth Fund. Prior to joining Montgomery, Mr.
                             Roberts was vice president and portfolio manager at Founders Asset Management, where he was responsible for three separate growth oriented small-cap mutual funds.
                             Education: B.A., Economics, Bowdoin College; M.B.A., University of Colorado.
MICHAEL SCHNEIDER, CFA       Mr. Schneider is jointly responsible for managing the Small/Mid Cap Value Fund, which
Small/Mid Cap Value Fund     he has managed since 2008. Mr. Schneider serves as a senior research analyst and co-portfolio manager for the Value Equity team at Wells Capital Management. Prior to joining Wells Capital Management, Mr. Schneider worked as a research analyst at
                             Gabelli & Co., Standard & Poor's, and R.L Renck & Co., Inc. Education: B.S., Finance, St.
                             John's University; M.B.A., Business Administration, Columbia Business School.
JAMES M. TRINGAS, CFA, CPA   Mr. Tringas is jointly responsible for managing the Wells Fargo Advantage Small Cap
Mid Cap Disciplined Fund     Disciplined Fund and the Wells Fargo Advantage Mid Cap Disciplined Fund, both of
Small Cap Disciplined Fund   which he has managed since 2009, when he became a co-portfolio manager at Wells
                             Capital Management. Mr. Tringas is also Managing Director and Senior Portfolio
                             Manager with the Small Cap Value team of Evergreen Investment Management
                             Company's ("EIMC") Equity Management group. Mr. Tringas has been with EIMC or one of its predecessor firms since 1994. Mr. Tringas has been awarded the use of the
                             Chartered Financial Analyst (CFA) designation by the CFA Institute. He is also a Certified
                             Public Accountant; he received his CPA license from the State of Florida in 1991. He received both a Bachelor of Science (1988) and a Master of Science (1990) in
                             accounting from the University of Florida.
BRYANT VANCRONKHITE, CFA,    Bryant VanCronkhite is jointly responsible for managing the Mid Cap Disciplined and
CPA                          Small Cap Disciplined Funds, both of which he has managed since 2009, when he
Mid Cap Disciplined Fund     became a co-portfolio Manager with the Disciplined Value Equity Team at Wells Capital
Small Cap Disciplined Fund   Management. Prior to his current role, he was a senior research analyst on the
                             Disciplined Value Equity Team from 2004 to 2009. Prior to joining Wells Capital
                             Management, Mr. VanCronkhite was a mutual fund accountant for Strong Capital
                             Management. Education: B.S. and M.P.A. in Professional Accountancy, University of
                             Wisconsin - Whitewater.

--------------------------------------------------------------------------------
COOKE & BIELER, L.P. (Cooke & Bieler), a Pennsylvania limited partnership, is located at 1700 Market Street, Philadelphia, PA 19103. Cooke & Bieler is the sub-adviser for the C&B Mid Cap Value Fund. Accordingly, Cooke & Bieler is responsible for the day-to-day investment management activities of the C&B Mid Cap Value Fund. Cooke & Bieler is a registered investment adviser that provides investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1951.

The following portfolio managers work as a team, each having equal responsibility and accountability in managing the C&B Mid Cap Value Fund, with no limitations on their respective roles. Each portfolio manager's responsibilities include the generation of investment ideas as well as research and monitoring of stock valuation and performance. The impact of each portfolio manager's investment decisions on the overall portfolio is closely monitored by all portfolio managers on the team.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 67

KERMIT S. ECK, CFA        Mr. Eck is jointly responsible for managing the C&B Mid Cap Value Fund, which he has
C&B Mid Cap Value Fund    managed since 1998. Mr. Eck joined Cooke & Bieler in 1992 where he currently serves as a partner, research analyst and portfolio manager. Education: B.S., Computer Science,
                          Montana State University; M.B.A., Stanford University.
DAREN C. HEITMAN, CFA     Mr. Heitman is jointly responsible for managing the C&B Mid Cap Value Fund, which he
C&B Mid Cap Value Fund    has managed since 2005. Mr. Heitman joined Cooke & Bieler in 2005, and currently serves as a partner, research analyst, and portfolio manager. Before joining Cooke &
                          Bieler, Mr. Heitman was with Schneider Capital Management as a senior analyst from
                          2000 until 2005. Education: B.S., Finance, Iowa State University; M.B.A., University of
                          Chicago.
STEVE LYONS, CFA          Mr. Lyons is jointly responsible for managing the C&B Mid Cap Value Fund, which he
C&B Mid Cap Value Fund    has managed since 2009. Mr. Lyons joined Cooke & Bieler in 2006 where he currently serves as principal, research analyst and portfolio manager. Prior to business school, Mr.
                          Lyons worked in the investment services industry specializing in private equity and business valuation. Education: B.S. Finance, Arizona State University; M.B.A., University
                          of Chicago.
MICHAEL M. MEYER, CFA     Mr. Meyer is jointly responsible for managing the C&B Mid Cap Value Fund, which he
C&B Mid Cap Value Fund    has managed since 1998. Mr. Meyer joined Cooke & Bieler in 1993 where he is currently a partner, research analyst and portfolio manager. Education: B.A., Economics, Davidson
                          College; M.B.A., Wharton School of Business.
EDWARD W. O'CONNOR, CFA   Mr. O'Connor is jointly responsible for managing the C&B Mid Cap Value Fund, which
C&B Mid Cap Value Fund    he has managed since 2002. Mr. O'Connor joined Cooke & Bieler in 2002, where he is currently a partner, research analyst and portfolio manager. Prior to joining Cooke &
                          Bieler, Mr. O'Connor was with Cambiar Investors where he served as an equity analyst and portfolio manager and participated in Cambiar's 2001 management buyout.
                          Education: B.A., Economics and Philosophy, Colgate University; M.B.A., University of
                          Chicago.
R. JAMES O'NEIL, CFA      Mr. O'Neil is jointly responsible for managing the C&B Mid Cap Value Fund, which he
C&B Mid Cap Value Fund    has managed since 1998. Mr. O'Neil joined Cooke & Bieler in 1988 where he is currently a partner, research analyst and portfolio manager. Education: B.A., Economics, Colby
                          College; M.B.A., Harvard School of Business.
MEHUL TRIVEDI, CFA        Mr. Trivedi is jointly responsible for managing the C&B Mid Cap Value Fund, which he
C&B Mid Cap Value Fund    has managed since 1998. Mr. Trivedi joined Cooke & Bieler in 1998, where he is currently a partner, research analyst and portfolio manager. Education: B.A.,
                          International Relations, University of Pennsylvania; B.S. Economics, Wharton School of
                          Business; M.B.A., Wharton School of Business.


 68 ORGANIZATION AND MANAGEMENT OF THE FUNDS

DORMANT MULTI-MANAGER ARRANGEMENT
The Board has adopted a "multi-manager" arrangement for each Fund. Under this arrangement, each Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 69

COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS
--------------------------------------------------------------------------------

ADDITIONAL PAYMENTS TO DEALERS
In addition to dealer reallowances and payments made by each Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates make additional payments ("Additional Payments") to certain selling or shareholder servicing agents for the Fund, which include broker-dealers. These Additional Payments are made in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These Additional Payments, which may be significant, are paid by the Fund's adviser, the distributor or their affiliates, out of their revenues, which generally come directly or indirectly from fees paid by the entire Fund complex.

In return for these Additional Payments, the Fund's adviser and distributor expect to receive certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments. Such advantages are expected to include, without limitation, placement of the Fund on a list of mutual funds offered as investment options to the selling agent's clients (sometimes referred to as "Shelf Space"); access to the selling agent's registered representatives; and/or ability to assist in training and educating the selling agent's registered representatives.

Certain selling or shareholder servicing agents receive these Additional Payments to supplement amounts payable by the Fund under the shareholder servicing plans. In exchange, these agents provide services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by each Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

The Additional Payments may create potential conflicts of interests between an investor and a selling agent who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial consultant and review carefully any disclosure by the selling agent as to what monies they receive from mutual fund advisers and distributors, as well as how your financial consultant is compensated.

The Additional Payments are typically paid in fixed dollar amounts, or based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of sales and/or assets under management, or a combination of the above. The Additional Payments are either up-front or ongoing or both. The Additional Payments differ among selling and shareholder servicing agents. Additional Payments to a selling agent that is compensated based on its customers' assets typically range between 0.05% and 0.30% in a given year of assets invested in the Fund by the selling agent's customers. Additional Payments to a selling agent that is compensated based on a percentage of sales typically range between 0.10% and 0.15% of the gross sales of the Fund attributable to the selling agent. In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable FINRA regulations.

More information on the FINRA member firms that have received the Additional Payments described in this section is available in the Statement of Additional Information, which is on file with the SEC and is also available on the WELLS FARGO ADVANTAGE FUNDS website at www.wellsfargo.com/advantagefunds.

 70 COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS

PRICING FUND SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or NAV) for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. Each Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of a Fund's assets that may be invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of a Fund's assets invested directly in securities, the Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.

                                                          PRICING FUND SHARES 71

HOW TO BUY SHARES
--------------------------------------------------------------------------------

Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers' investments in the Funds. Specific eligibility requirements that apply to these entities include:

o Employee benefit plan programs that have at least $100 million in plan assets;

o Broker-dealer managed account or wrap programs that charge an asset-based fee and have program assets of at least $100 million;

o Registered investment adviser mutual fund wrap programs that charge an asset-based fee and have program assets of at least $100 million;

o  Internal Revenue Code Section 529 college savings plan accounts;

o Fund of Funds including those advised by Funds Management (WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS/SM/);

o Investment Management and Trust Departments of Wells Fargo purchasing shares on behalf of their clients;

o  Institutions who invest a minimum initial amount of $5 million in a Fund;
   and

o Under certain circumstances and for certain groups as detailed in the Funds' Statement of Additional Information.

 INSTITUTIONS PURCHASING     OPENING AN ACCOUNT                              ADDING TO AN ACCOUNT
                            ----------------------------------------------- --------------------------------------
 SHARES DIRECTLY
---------------------------
 By Telephone or Internet    A new account may not be opened by              To buy additional shares or to buy
---------------------------
                            telephone or internet unless the institution    shares in a new Fund:
                            has another Wells Fargo Advantage Fund          o Call Investor Services at
                            account. If the institution does not currently  1-800-222-8222 or have an account, contact your investment
                                                                            o Call 1-800-368-7550 for the
                            representative.
                            -----------------------------------------------
                                                                            automated phone system or
                                                                            o visit our Web site at
                                                                            www.wellsfargo.com/
                                                                            advantagefunds
                                                                            --------------------------------------
 By Wire                                                                     To buy additional shares, instruct
---------------------------
                             o Complete and sign the Institutional Class
                                                                            your bank or financial institution to
                            account application
                                                                            use the same wire instructions
                            o Call Investor Services at 1-800-222-8222 for
                                                                            shown to the left.
                                                                            --------------------------------------
                            faxing instructions
                            o Use the following wiring instructions:
                            State Street Bank & Trust
                            Boston, MA
                            Bank Routing Number: ABA 011000028
                            Wire Purchase Account: 9905-437-1
                            Attention: WELLS FARGO ADVANTAGE FUNDS
                            (Name of Fund, Account
                            Number )
                            Account Name: Provide your
                            name as registered on the
                            Fund account
                            -----------------------------------------------

 72 HOW TO BUY SHARES

 INSTITUTIONS PURCHASING
                            OPENING AN ACCOUNT                             ADDING TO AN ACCOUNT
                           ---------------------------------------------- --------------------------------------
 SHARES DIRECTLY
----------------------------------------------------------------------------------------------------------------
 In Person                  Investors are welcome to visit the Investor    See instructions shown to the left.
--------------------------                                                -------------------------------------
                           Center in person to ask questions or conduct
                           any Fund transaction. The Investor Center is
                           located at 100 Heritage Reserve, Menomonee
                           Falls, Wisconsin 53051.
                           ----------------------------------------------
 Through Your Investment    Contact your investment representative.        Contact your investment
 Representative                                                           representative.

-------------------------- ---------------------------------------------- -------------------------------------

SPECIAL CONSIDERATIONS WHEN INVESTING THROUGH FINANCIAL INTERMEDIARIES:
If a financial intermediary purchases Institutional Class shares on your behalf, you should understand the following:

   o MINIMUM INVESTMENTS AND OTHER TERMS OF YOUR ACCOUNT. Share purchases are made through a customer account at your financial intermediary following that firm's terms. Financial intermediaries may require different minimum investment amounts. Please consult an account representative from your financial intermediary for specifics.

   o RECORDS ARE HELD IN FINANCIAL INTERMEDIARY'S NAME. Financial intermediaries are usually the holders of record for Institutional Class shares held through their customer accounts. The financial intermediaries maintain records reflecting their customers' beneficial ownership of the shares.

   o PURCHASE/REDEMPTION ORDERS. Financial intermediaries are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis.

   o SHAREHOLDER COMMUNICATIONS. Financial intermediaries are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds.

   o U.S. DOLLARS ONLY. All payment must be made in U.S. dollars and all checks must be drawn on U.S. banks.

   o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.

   o EARNINGS DISTRIBUTIONS. You are eligible to earn distributions beginning on the business day after the transfer agent receives your purchase in proper form.

                                                            HOW TO BUY SHARES 73

HOW TO SELL SHARES
--------------------------------------------------------------------------------

Institutional Class shares must be redeemed according to the terms of your customer account with your financial intermediary. You should contact your investment representative when you wish to sell Fund shares.

 INSTITUTIONS SELLING SHARES DIRECTLY     TO SELL SOME OR ALL OF YOUR SHARES
---------------------------------------- ---------------------------------------------------------------------
 By Telephone /                           o To speak with an investor services representative call
 Electronic Funds Transfer (EFT)         1-800-222-8222 or use the automated phone system at
----------------------------------------
                                         1-800-368-7550.
                                         o Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Wells Fargo Advantage money
                                         market funds, and next day for all other WELLS FARGO ADVANTAGE
                                         FUNDS.
                                         o Transfers made to a Wells Fargo Bank account are made
                                         available sooner than transfers to an unaffiliated institution.
                                         o Redemptions to any other linked bank account may post in two business days, please check with your financial institution for funds posting and availability.
                                         NOTE: Telephone transactions such as redemption requests
                                         made over the phone generally require only one of the
                                         account owners to call unless you have instructed us
                                         otherwise.
                                         --------------
 By Wire                                  o To arrange for a Federal Funds wire, call 1-800-222-8222.
----------------------------------------
                                         o Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.
                                         o Redemption proceeds are usually wired to the financial
                                         intermediary the following business day.
                                         ---------------------------------------------------------------------
 By Internet                              Visit our Web site at www.wellsfargo.com/advantagefunds.
---------------------------------------- ---------------------------------------------------------------------
 In Person                                Investors are welcome to visit the Investor Center in person to ask
----------------------------------------
                                         questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls, Wisconsin
                                         53051.
                                         --------------
 Through Your Investment Representative   Contact your investment representative.

---------------------------------------- --------------

GENERAL NOTES FOR SELLING SHARES:

   o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

   o EARNINGS DISTRIBUTIONS. Your shares are eligible to earn distributions through the date of redemption. If you redeem shares on a Friday or prior to a holiday, your shares will continue to be eligible to earn distributions until the next business day.

   o RIGHT TO DELAY PAYMENT. We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through EFT, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments

 74 HOW TO SELL SHARES
     coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Such extraordinary circumstances are discussed further in the Statement of Additional Information.

   o REDEMPTION IN KIND. Although generally we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

   o RETIREMENT PLANS AND OTHER PRODUCTS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

                                                           HOW TO SELL SHARES 75

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment (I.E., a Fund not closed to new accounts).

o An exchange request will be processed on the same business day, provided that both Funds are open at the time the request is received. If one or both Funds are closed, the exchange will be processed on the following business day.

o You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.

o Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new
   Fund, unless your balance has fallen below that amount due to investment performance.

o Any exchange between two WELLS FARGO ADVANTAGE FUNDS must meet the minimum subsequent purchase amounts.

Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds reserve the right to reject any purchase or exchange order for any reason. The Funds are not designed to serve as vehicles for frequent trading. Purchases or exchanges that a Fund determines could harm the Fund may be rejected.

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.


The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Funds Management monitors available shareholder trading information across all Funds on a daily basis. If a shareholder redeems more than $5,000 (including redemptions that are part of an exchange transaction) from a Fund, that shareholder will be "blocked" from purchasing shares of that Fund (including purchases that are part of an exchange transaction) for 30 calendar days after the redemption. This policy does not apply to:


o  Money market funds;

o  Ultra-short funds;

o  Purchases of shares through dividend reinvestments;

 76 HOW TO EXCHANGE SHARES

o Systematic purchases, redemptions or exchanges where a financial intermediary maintaining a shareholder account identifies the transaction as a systematic purchase, redemption or exchange at the time of the transaction;

o Rebalancing transactions within certain asset allocation or "wrap" programs where the financial intermediary maintaining a shareholder account is able to identify the transaction as part of an asset allocation program approved by Funds Management;

o Transactions initiated by a registered "fund of funds" or Section 529 Plan into an underlying fund investment;

o Certain transactions involving participants in employer-sponsored retirement plans, including: participant withdrawals due to mandatory distributions, rollovers and hardships, withdrawals of shares acquired by participants through payroll deductions, and shares purchased or redeemed by a participant in connection with plan loans; and

o Purchases below $5,000 (including purchases that are part of an exchange transaction).

In addition, Funds Management reserves the right to accept purchases, redemptions and exchanges made in excess of applicable trading restrictions in designated accounts held by Funds Management or its affiliate that are used at all times exclusively for addressing operational matters related to shareholder accounts, such as testing of account functions, and are maintained at low balances that do not exceed specified dollar amount limitations.

A financial intermediary through whom you may purchase shares of a Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and described in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about the restrictions or limitations on trading activity that will be applied to your account.

Certain purchases and redemptions made under the following circumstances will not be factored into Funds Management's analysis of frequent trading activity including, but not limited to: reinvestment of dividends; retirement plan contributions, loans and distributions (including hardship withdrawals); non-discretionary portfolio rebalancing associated with certain wrap accounts and retirement plans; and transactions in Section 529 Plans and registered funds of funds.

                                                       HOW TO EXCHANGE SHARES 77

ACCOUNT POLICIES
--------------------------------------------------------------------------------

ADVANCE NOTICE OF LARGE TRANSACTIONS
We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5,000,000. This will allow us to manage the Funds most effectively. When you give us this advance notice, you must provide us with your name and account number.

HOUSEHOLDING
To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.

RETIREMENT ACCOUNTS
We offer prototype documents for a variety of retirement accounts for individuals and small businesses. Please call 1-800-222-8222 for information on:

o  Individual Retirement Plans, including Traditional IRAs and Roth IRAs.

o  Small Business Retirement Plans, including Simple IRAs and SEP IRAs.

There may be special distribution requirements for a retirement account, such as required distributions or mandatory Federal income tax withholdings. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary.

SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

ELECTRONIC DELIVERY OF FUND DOCUMENTS
You may elect to receive your Fund prospectuses, shareholder reports and other Fund documents electronically in lieu of paper form by enrolling on the Funds' Web site at www.wellsfargo.com/advantagedelivery. If you make this election, you will be notified by e-mail when the most recent Fund documents are available for electronic viewing and downloading.

To receive Fund documents electronically, you must have an e-mail account and an internet browser that meets the requirements described in the Privacy & Security section of the Funds' Web site at www.wellsfargo.com/advantagefunds. You may change your electronic delivery preferences or revoke your election to receive Fund documents electronically at any time by visiting www.wellsfargo.com/advantagedelivery.

STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

 78 ACCOUNT POLICIES

TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

                                                             ACCOUNT POLICIES 79

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Funds generally make distributions of any net investment income and any realized net capital gains at least annually. Please contact your institution for distribution options. Remember, distributions have the effect of reducing the NAV per share by the amount distributed.

TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain.

Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Also, if you are an individual Fund shareholder, the portion of your distributions attributable to dividends received by a Fund from its investments in certain U.S. and foreign corporations generally will be taxed at a maximum 15% rate of tax, as long as certain holding period requirements are met. These reduced rates of tax will expire after December 31, 2010.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to backup withholding taxes.

 80 TAXES

ADDITIONAL PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

This section contains additional information regarding performance of the Funds. The sub-section below titled "Index Descriptions" defines the market indices that are referenced in the Fund Summaries. The sub-section below titled "Share Class Performance" provides history for specified share classes of certain Funds.

INDEX DESCRIPTIONS
The "Average Annual Total Returns" table in each Fund's Fund Summary compares the Fund's returns with those of at least one broad-based market index. Below are descriptions of each such index. You cannot invest directly in an index.

RUSSELL 2000 GROWTH (Reg. TM) INDEX    The Russell 2000 (Reg. TM) Growth Index measures the performance of those Russell 2000
                                       (Reg. TM)
                                       companies with higher price-to-book ratios and higher forecasted growth values.
RUSSELL 2000 (Reg. TM) VALUE INDEX     The Russell 2000 (Reg. TM) Value Index measures the performance of those Russell 2000
                                       (Reg. TM) companies
                                       with lower price-to-book ratios and lower forecasted growth values.
RUSSELL 2500TM GROWTH INDEX            The Russell 2500TM Growth Index measures the performance of those Russell 2500TM companies with higher price-to-book ratios and higher forecasted growth values.
RUSSELL 2500TM VALUE INDEX             The Russell 2500TM Value Index measures the performance of those Russell 2500TM companies with lower price-to-book ratios and lower forecasted growth values.
RUSSELL MIDCAP (Reg. TM) GROWTH        The Russell Midcap (Reg. TM) Growth Index measures the performance of those Russell
                                       Midcap (Reg. TM)
INDEX                                  companies with higher price-to-book ratios and higher forecasted growth values. The stocks
                                       are also members of the Russell 1000 (Reg. TM) Growth Index.
RUSSELL MIDCAP (Reg. TM) VALUE INDEX   The Russell Midcap (Reg. TM) Value Index measures the performance of those Russell
                                       Midcap (Reg. TM)
                                       companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 (Reg. TM) Value Index.

                                           ADDITIONAL PERFORMANCE INFORMATION 81

SHARE CLASS PERFORMANCE
The performance history of share classes of certain Funds is included below due to events such as a share class's commencement of operations, a Fund's change in sub-adviser, share class modifications, mergers or reorganizations, renamed share classes, etc., that may have taken place during the periods of performance shown in the "Calendar Year Total Returns" and "Average Annual Total Returns" presented in the Fund Summaries. For example, with respect to the commencement of operations of a share class, details regarding the identity of an older predecessor share class of a newer share class of an applicable Fund, including any adjustments to reflect certain fees or expenses paid by the newer share class or inclusion of non-applicable expenses of the older predecessor share class, are listed below.

   o C&B MID CAP VALUE FUND - INSTITUTIONAL CLASS SHARES. Institutional Class shares incepted on July 26, 2004. Performance shown prior to the inception of the Institutional Class shares reflects the performance of the unnamed share class of the C&B Mid Cap Value Portfolio, the predecessor fund, and includes expenses that are not applicable to and are higher than those of the Institutional Class.

   o DISCOVERY FUND - INSTITUTIONAL CLASS SHARES. Institutional Class shares incepted on August 31, 2006. Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Administrator Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares. Performance shown prior to April 11, 2005, for the Institutional Class shares reflects the performance of the Investor Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares.

   o ENTERPRISE FUND - INSTITUTIONAL CLASS SHARES. Institutional Class shares incepted on June 30, 2003. Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Investor Class shares of the Strong Enterprise Fund, the predecessor fund, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares.

   o MID CAP DISCIPLINED FUND - INSTITUTIONAL CLASS SHARES. Institutional
     Class shares incepted on April 11, 2005. Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Investor Class shares of the Strong Mid Cap Disciplined Fund, the predecessor fund, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares.


   o MID CAP GROWTH FUND - INSTITUTIONAL CLASS SHARES. Institutional Class shares incepted on March 31, 2008. Performance shown prior to inception of the Institutional Class shares reflects the performance of the Class A shares, which incepted on December 30, 1994, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares.

   o SMALL CAP DISCIPLINED FUND - INSTITUTIONAL CLASS SHARES. Institutional Class shares incepted on April 11, 2005. Returns for the Institutional Class shares and Index shown in the Life of Fund column are as of the Fund inception date. Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Investor Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares. Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Investor Class shares of the Strong Small Company Value Fund, the predecessor fund, and includes expenses that are not applicable to and higher than those of the Institutional Class shares. The Investor Class shares of the predecessor fund incepted on March 28, 2002.


   o SMALL CAP GROWTH FUND - INSTITUTIONAL CLASS SHARES. Institutional Class shares incepted on April 11, 2005. Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Administrator Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares. Performance shown prior to June 9, 2003 for the Institutional Class shares reflects the performance of the Class A shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares, but does not include Class A sales charges. If it did include Class A sales charges, returns would be lower.

   o SMALL CAP VALUE FUND - INSTITUTIONAL CLASS SHARES. Institutional Class shares incepted on July 31, 2007. Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Investor Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares.

 82 ADDITIONAL PERFORMANCE INFORMATION

   o SMALL/MID CAP VALUE FUND - INSTITUTIONAL CLASS SHARES. Institutional
     Class shares incepted on August 31, 2006. Returns for the Institutional Class shares and Index shown in the Life of Fund column are as of the Fund inception date. Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Administrator Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares. Performance shown prior to April 11, 2005 for the Institutional Class shares reflects the performance of the Investor Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares.


A Fund's past performance is no guarantee of future results. A Fund's investment results will fluctuate over time, and any representation of the Fund's returns for any past period should not be considered as a representation of what a Fund's returns may be in any future period. Each Fund's annual and semi-annual reports contain additional performance information and are available upon request, without charge, by calling the telephone number listed on the back cover page of this Prospectus.

                                           ADDITIONAL PERFORMANCE INFORMATION 83

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following tables are intended to help you understand each Fund's financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in each Fund (assuming reinvestment of all distributions). The information, along with the report of an independent registered public accounting firm and each Fund's financial statements, is also contained in each Fund's annual report, a copy of which is available upon request.

 84 FINANCIAL HIGHLIGHTS

C&B MID CAP VALUE FUND
INSTITUTIONAL CLASS SHARES - COMMENCED ON JULY 26, 2004
For a share outstanding throughout each period


                                        OCT. 31,         OCT. 31,         OCT. 31,        OCT. 31,        OCT. 31,
 FOR THE PERIOD ENDED:                   2009             2008             2007            2006            2005
 NET ASSET VALUE, BEGINNING OF
PERIOD                                   $11.43           $22.06           $24.02          $20.88          $18.91
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)          0.15/1/          0.24/1/          0.14/1/         0.16/1/           (0.02)
  Net realized and unrealized
   gain (loss) on investments              1.10            (6.60)            0.71            4.76            2.57
                                      ---------        ---------        ---------       ---------        --------
  Total from investment
   operations                              1.25            (6.36)            0.85            4.92            2.55
                                      ---------        ---------        ---------       ---------        --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                      (0.24)           (0.16)           (0.15)          (0.04)           0.00
  Distributions from net
   realized gain                           0.00            (4.11)           (2.66)          (1.74)          (0.58)
                                      ---------        ---------        ---------       ---------        --------
  Total distributions                     (0.24)           (4.27)           (2.81)          (1.78)          (0.58)
                                      ---------        ---------        ---------       ---------        --------
 NET ASSET VALUE, END OF PERIOD          $12.44           $11.43           $22.06          $24.02          $20.88
                                      =========        =========        =========       =========        ========
 TOTAL RETURN/2/                          11.45%          (34.63)%           3.44%          25.12%          13.71%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                               $31,421          $33,017          $79,559         $55,799         $63,705
  Ratio of net investment
   income (loss) to average
   net assets                              1.41%            1.58%            0.60%           0.74%           0.07%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses                                1.02%            0.98%            0.91%           0.95%           0.94%
  Ratio of expenses to average
   net assets after waived
   fees and expenses                       0.90%            0.90%            0.90%           0.90%           0.90%
  Portfolio turnover rate/3/                 47%              31%              56%             39%             30%



1 Calculated based upon average shares outstanding.


2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.


3 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.


                                                         FINANCIAL HIGHLIGHTS 85

DISCOVERY FUND
INSTITUTIONAL CLASS SHARES - COMMENCED ON AUGUST 31, 2006
For a share outstanding throughout each period


                                                  OCT. 31,              OCT. 31,              OCT. 31,             OCT. 31,
 FOR THE PERIOD:                                   2009                  2008                  2007               2006/1/
 NET ASSET VALUE, BEGINNING OF PERIOD              $14.73                $28.31                 $22.43              $21.42
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                      (0.05)/2/             (0.09)/2/              (0.08)/2/           (0.01)
  Net realized and unrealized gain
(loss)
   on investments                                    1.31                 (9.51)                  7.12                1.02
                                                 -----------           -----------           ------------        ---------
  Total from investment operations                   1.26                 (9.60)                  7.04                1.01
                                                 -----------           -----------           ------------        ---------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                            0.00                  0.00                   0.00                0.00
  Distributions from net realized gain               0.00                 (3.98)                 (1.16)               0.00
                                                 -----------           -----------           ------------        ---------
  Total distributions                                0.00                 (3.98)                 (1.16)               0.00
                                                 -----------           -----------           ------------        ---------
 NET ASSET VALUE, END OF PERIOD                    $15.99                $14.73                 $28.31              $22.43
                                                 ===========           ===========           ============        =========
 TOTAL RETURN/3/                                     8.49%               (38.74)%                32.80%               4.72%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                $68,395               $23,455                 $6,359                 $10
  Ratio of net investment income (loss)
to
   average net assets                               (0.37)%               (0.45)%                (0.32)%             (0.37)%
  Ratio of expenses to average net
assets
   prior to waived fees and reimbursed
   expenses                                         $0.96%                 1.00%                  0.96%               0.87%
  Ratio of expenses to average net
assets
   after waived fees and expenses                    0.95%                 0.95%                  0.95%               0.87%
  Portfolio turnover rate/4/                          221%                  153%                   137%                120%


1 For the period August 31, 2006, (commencement of operations) to October 31,
  2006.
2 Calculated based upon average shares outstanding.

3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.


4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.


 86 FINANCIAL HIGHLIGHTS

ENTERPRISE FUND
INSTITUTIONAL CLASS SHARES - COMMENCED ON JUNE 30, 2003
For a share outstanding throughout each period


                                        OCT. 31,       OCT. 31,        OCT. 31,       OCT. 31,      OCT. 31,        DEC. 31,
 FOR THE PERIOD ENDED:                   2009           2008            2007           2006        2005/1/           2004
 NET ASSET VALUE, BEGINNING OF
PERIOD                                    $22.44         $38.90          $29.90        $25.95         $25.30          $21.87
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)             (0.04)/2/      (0.10)/2/       (0.10)/2/     (0.34)         (0.10)/2/       (0.11)/2/
  Net realized and unrealized
   gain (loss) on investments               2.71         (16.36)           9.10          4.29           0.75            3.54
                                         ----------     ----------      ----------   --------       -----------     -----------
  Total from investment
   operations                               2.67         (16.46)           9.00          3.95           0.65            3.43
                                         ----------     ----------      ----------   --------       -----------     -----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                        0.00           0.00            0.00          0.00           0.00            0.00
  Distributions from net
   realized gain                            0.00           0.00            0.00          0.00           0.00            0.00
                                         ----------     ----------      ----------   --------       -----------     -----------
  Total distributions                       0.00           0.00            0.00          0.00           0.00            0.00
                                         ----------     ----------      ----------   --------       -----------     -----------
 NET ASSET VALUE, END OF PERIOD           $25.11         $22.44          $38.90        $29.90         $25.95          $25.30
                                         ==========     ==========      ==========   ========       ===========     ===========
 TOTAL RETURN/3/                           11.90%        (42.31)%         30.10%        15.22%          2.57%          15.68%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                               $113,467       $104,121        $126,347       $36,587        $15,780          $7,126
  Ratio of net investment
   income (loss) to average
   net assets                              (0.18)%        (0.29)%         (0.30)%       (0.39)%        (0.47)%         (0.47)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses                                 0.99%          0.98%           0.97%         0.98%          0.97%           0.88%
  Ratio of expenses to average
   net assets after waived
   fees and expenses                        0.90%          0.90%           0.90%         0.90%          0.88%           0.83%
  Portfolio turnover rate/4/                 203%           179%            117%          118%           116%            184%



1 The Fund changed its fiscal year-end from December 31 to October 31.

2 Calculated based upon average shares outstanding.

3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.


4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.


                                                         FINANCIAL HIGHLIGHTS 87

MID CAP DISCIPLINED FUND
INSTITUTIONAL CLASS SHARES - COMMENCED ON APRIL 11, 2005
For a share outstanding throughout each period


                                        OCT. 31,          OCT. 31,          OCT. 31,         OCT. 31,         OCT. 31,
 FOR THE PERIOD ENDED:                   2009              2008              2007             2006            2005/1/
 NET ASSET VALUE, BEGINNING OF
PERIOD                                    $14.05            $23.26            $23.47           $23.28           $21.84
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)           0.21/2/              0.18           0.29/2/             0.20          0.07/2/
  Net realized and unrealized
   gain (loss) on investments               2.14             (7.22)             1.10             3.46             1.37
                                       ---------          --------         ---------         --------        ---------
  Total from investment
   operations                               2.35             (7.04)             1.39             3.66             1.44
                                       ---------          --------         ---------         --------        ---------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                       (0.21)            (0.29)            (0.19)           (0.05)            0.00
  Distributions from net
   realized gain                            0.00             (1.88)            (1.41)           (3.42)            0.00
                                       ---------          --------         ---------         --------        ---------
  Total distributions                      (0.21)            (2.17)            (1.60)           (3.47)            0.00
                                       ---------          --------         ---------         --------        ---------
 NET ASSET VALUE, END OF PERIOD           $16.19            $14.05            $23.26           $23.47           $23.28
                                       =========          ========         =========         ========        =========
 TOTAL RETURN/3/                           17.04%           (32.89)%            6.04%           17.77%            6.59%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                               $131,036          $112,753          $157,342         $137,471         $116,867
  Ratio of net investment
   income (loss) to average
   net assets                               1.46%             1.06%             1.23%            0.93%            0.53%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses                                 0.92%             0.96%             0.90%            0.92%            0.92%
  Ratio of expenses to average
   net assets after waived
   fees and expenses                        0.85%             0.90%             0.90%            0.90%            0.88%
  Portfolio turnover rate/4/                 106%              158%              113%             125%              94%


1 For the period April 11, 2005, (commencement of operations) to October 31,
  2005.
2 Calculated based upon average shares outstanding.

C Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.


4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.


 88 FINANCIAL HIGHLIGHTS

MID CAP GROWTH FUND
INSTITUTIONAL CLASS SHARES - COMMENCED ON MARCH 13, 2008
For a share outstanding throughout each period


                                                      OCT. 31,                  OCT. 31,
 FOR THE PERIOD ENDED:                               2009                    2008/1/
 NET ASSET VALUE, BEGINNING OF PERIOD                   $3.56                     $5.25
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                          (0.01)/2/                 (0.01)/2/
  Net realized and unrealized gain
(loss)
   on investments                                        0.98                     (1.68)
                                                  --------------            --------------
  Total from investment operations                       0.97                     (1.69)
                                                  --------------            --------------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                                0.00                      0.00
  Distributions from net realized gain                   0.00                      0.00
                                                  --------------            --------------
  Total distributions                                    0.00                      0.00
                                                  --------------            --------------
 NET ASSET VALUE, END OF PERIOD                         $4.53                     $3.56
                                                  ==============            ==============
 TOTAL RETURN/3/                                        27.25%                   (32.19)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                         $9                        $7
  Ratio of net investment income (loss)
to
   average net assets                                   (0.27)%                   (0.28)%
  Ratio of expenses to average net
assets
   prior to waived fees and reimbursed
   expenses                                              1.05%                     1.00%
  Ratio of expenses to average net
assets
   after waived fees and expenses                        0.90%                     0.90%
  Portfolio turnover rate/4/                               68%                       86%


1 For the period March 31, 2008, (commencement of operations) to October 31,
  2008.
2 Calculated based upon average shares outstanding.

3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.


4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.


                                                         FINANCIAL HIGHLIGHTS 89

SMALL CAP DISCIPLINED FUND
INSTITUTIONAL CLASS SHARES - COMMENCED ON APRIL 11, 2005
For a share outstanding throughout each period


                                        OCT. 31,         OCT. 31,         OCT. 31,         OCT. 31,        OCT. 31,
 FOR THE PERIOD ENDED:                   2009             2008             2007             2006          2005/1/
 NET ASSET VALUE, BEGINNING OF
PERIOD                                   $11.15           $18.19            $18.16          $16.09          $15.99
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)          0.04/2/          0.09/2/           0.15/2/         0.03/2/            0.00
  Net realized and unrealized
   gain (loss) on investments              0.47            (5.73)             0.75            2.82            0.10
                                      ---------        ---------         ---------       ---------        --------
  Total from investment
   operations                              0.51            (5.64)             0.90            2.85            0.10
                                      ---------        ---------         ---------       ---------        --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                       0.00            (0.26)             0.00            0.00            0.00
  Distributions from net
   realized gain                           0.00            (1.14)            (0.87)          (0.78)           0.00
  Return of Capital                       (0.03)            0.00              0.00            0.00            0.00
                                      ---------        ---------         ---------       ---------        --------
  Total distributions                     (0.03)           (1.40)            (0.87)          (0.78)           0.00
                                      ---------        ---------         ---------       ---------        --------
 NET ASSET VALUE, END OF PERIOD          $11.63           $11.15            $18.19          $18.16          $16.09
                                      =========        =========         =========       =========        ========
 TOTAL RETURN/3/                           4.61%          (33.17)%            5.05%          18.34%           0.63%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                               $65,014          $64,444          $114,345         $63,905          $2,162
  Ratio of net investment
   income (loss) to average
   net assets                              0.36%            0.60%             0.84%           0.20%           0.08%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses                                1.11%            1.11%             1.12%           1.11%           1.10%
  Ratio of expenses to average
   net assets after waived
   fees and expenses                       1.00%            1.00%             1.00%           1.00%           0.58%
  Portfolio turnover rate/4/                 64%              77%               97%            100%             56%


1 For the period April 11, 2005, (commencement of operations) to October 31,
  2005.
2 Calculated based upon average shares outstanding.

3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.


4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.


 90 FINANCIAL HIGHLIGHTS

SMALL CAP GROWTH FUND
INSTITUTIONAL CLASS SHARES - COMMENCED ON APRIL 11, 2005
For a share outstanding throughout each period


                                      OCT. 31,       OCT. 31,        OCT. 31,       OCT. 31,      OCT. 31,          SEPT. 30,
 FOR THE PERIOD ENDED:                 2009           2008            2007           2006         2005/1/           2005/2/
 NET ASSET VALUE, BEGINNING OF
PERIOD                                   $7.78         $16.30          $14.19        $12.26        $12.61              $11.10
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)           (0.04)/3/      (0.04)/3/       (0.06)/3/     (0.11)        (0.01)              (0.04)/3/
  Net realized and unrealized
   gain (loss) on investments             2.82          (6.18)           3.71          2.97         (0.34)               1.55
                                        ---------     ----------     -----------   --------      --------            -----------
  Total from investment
   operations                             2.78          (6.22)           3.65          2.86         (0.35)               1.51
                                        ---------     ----------     -----------   --------      --------            -----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                      0.00           0.00            0.00          0.00          0.00                0.00
  Distributions from net
   realized gain                          0.00          (2.30)          (1.54)        (0.93)         0.00                0.00
                                        ---------     ----------     -----------   --------      --------            -----------
  Total distributions                     0.00          (2.30)          (1.54)        (0.93)         0.00                0.00
                                        ---------     ----------     -----------   --------      --------            -----------
 NET ASSET VALUE, END OF PERIOD         $10.56          $7.78          $16.30        $14.19        $12.26              $12.61
                                       ==========     ==========     ===========   ========      ========            ===========
 TOTAL RETURN/4/                         35.73%        (43.50)%         28.22%        24.46%        (2.78)%             13.60%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                             $419,154       $197,150         $85,664       $55,921       $31,430             $31,416
  Ratio of net investment
   income (loss) to average
   net assets                            (0.43)%        (0.40)%         (0.41)%       (0.64)%       (0.77)%             (0.65)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses                               1.07%          1.09%           1.10%         1.16%         1.11%               1.15%
  Ratio of expenses to average
   net assets after waived
   fees and expenses                      0.90%          0.90%           0.90%         0.90%         0.90%               0.92%
  Portfolio turnover rate/5/                76%            82%            122%          142%           10%                149%


1 The Fund changed its fiscal year-end from September 30 to October 31.
2 For the period April 11, 2005, (commencement of operations) to October 31,
  2005.
3 Calculated based upon average shares outstanding.

4 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.


5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.


                                                         FINANCIAL HIGHLIGHTS 91

SMALL CAP VALUE FUND
INSTITUTIONAL CLASS SHARES - COMMENCED ON JULY 31, 2007
For a share outstanding throughout each period


                                                OCT. 31,           OCT. 31,            OCT. 31,
 FOR THE PERIOD ENDED:                           2009               2008              2007/1/
 NET ASSET VALUE, BEGINNING OF PERIOD             $18.50             $36.77              $34.30
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                   0.25/2/            0.13/2/             0.01/2/
  Net realized and unrealized gain
(loss)
   on investments                                   5.05             (13.45)               2.46
                                              ----------         ----------         -----------
  Total from investment operations                  5.30             (13.32)               2.47
                                              ----------         ----------         -----------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                           0.00              (0.17)               0.00
  Distributions from net realized gain              0.00              (4.78)               0.00
                                              ----------         ----------         -----------
  Total distributions                               0.00              (4.95)               0.00
                                              ----------         ----------         -----------
 NET ASSET VALUE, END OF PERIOD                   $23.80             $18.50              $36.77
                                              ==========         ==========         ===========
 TOTAL RETURN/3/                                   28.65%            (40.96)%              7.20%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)              $843,753           $340,878              $8,707
  Ratio of net investment income (loss)
to
   average net assets                               1.24%              0.49%               0.13%
  Ratio of expenses to average net
assets
   prior to waived fees and reimbursed
   expenses                                         1.00%              0.99%               0.97%
  Ratio of expenses to average net
assets
   after waived fees and expenses                   0.95%              0.95%               0.94%
  Portfolio turnover rate/4/                          27%                27%                 48%


1 For the period July 31, 2007, (commencement of operations) to October 31,
  2007.
2 Calculated based upon average shares outstanding.

3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.


4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.


 92 FINANCIAL HIGHLIGHTS

SMALL/MID CAP VALUE FUND
INSTITUTIONAL CLASS SHARES - COMMENCED ON AUGUST 31, 2006
For a share outstanding throughout each period


                                                OCT. 31,          OCT. 31,            OCT. 31,            OCT. 31,
 FOR THE PERIOD:                                 2009              2008                2007               2006/1/
 NET ASSET VALUE, BEGINNING OF PERIOD              $8.93           $18.40               $16.45              $16.01
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                   0.15/2/          0.15/2/                (0.03)/2/            0.01
  Net realized and unrealized gain
(loss)
   on investments                                   2.96            (7.93)                2.21                0.43
                                              ----------        ---------            ------------        ---------
  Total from investment operations                  3.11            (7.78)                2.18                0.44
                                              ----------        ---------            ------------        ---------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                           0.00            (0.10)                0.00                0.00
  Distributions from net realized gain              0.00            (1.59)               (0.23)               0.00
                                              ----------        ---------            ------------        ---------
  Total distributions                               0.00            (1.69)               (0.23)               0.00
                                              ----------        ---------            ------------        ---------
 NET ASSET VALUE, END OF PERIOD                   $12.04            $8.93               $18.40              $16.45
                                              ==========        =========            ============        =========
 TOTAL RETURN/3/                                   34.83%          (45.83)%              13.42%               2.75%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                $9,895           $6,679               $2,902              $10.00
  Ratio of net investment income (loss)
to
   average net assets                               1.58%            1.07%               (0.18)%              0.53%
  Ratio of expenses to average net
assets
   prior to waived fees and reimbursed
   expenses                                         1.12%            1.16%                1.10%               1.04%
  Ratio of expenses to average net
assets
   after waived fees and expenses                   0.95%            0.95%                0.94%               0.89%
  Portfolio turnover rate/4/                          35%              43%                  89%                 56%


1 For the period August 31, 2006, (commencement of operations) to October 31,
  2006.
2 Calculated based upon average shares outstanding.

3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.


4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.^


                                                         FINANCIAL HIGHLIGHTS 93

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on each Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period. The Report of Independent Registered Public Accounting Firm and each Fund's audited financial statements included in the Fund's most recent annual report are incorporated by reference into this Prospectus.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

On the Internet:
www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]




                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                            030SCIT / P204 03-10
                                                          ICA Reg. No. 811-09253
(Copyright) 2010 Wells Fargo Funds Management, LLC. All rights reserved.

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]

                                 MARCH 1, 2010

                                   Prospectus

                                 Investor Class

WELLS FARGO ADVANTAGE FUNDS (Reg. TM) -  SMALL AND MID CAP STOCK FUNDS

C&B Mid Cap Value Fund -  CBMDX

Common Stock Fund -  STCSX

Discovery Fund -  STDIX

Enterprise Fund -  SENTX

Mid Cap Disciplined Fund -  SMCDX

Mid Cap Growth Fund -  WFMZX

Opportunity Fund -  SOPFX

Small Cap Disciplined Fund -  SCOVX

Small Cap Growth Fund -  WFSZX

Small Cap Value Fund -  SSMVX

Small/Mid Cap Value Fund -  SMMVX

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

FUND SUMMARIES
A SUMMARY OF INFORMATION ABOUT EACH FUND, INCLUDING: INVESTMENT OBJECTIVE, FEES AND EXPENSES, PORTFOLIO TURNOVER, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, MANAGEMENT OF THE FUND, TRANSACTION POLICIES AND TAX INFORMATION



C&B Mid Cap Value Fund Summary              3
Common Stock Fund Summary                   7
Discovery Fund Summary                     11
Enterprise Fund Summary                    15
Mid Cap Disciplined Fund Summary           19
Mid Cap Growth Fund Summary                23
Opportunity Fund Summary                   27
Small Cap Disciplined Fund Summary         31
Small Cap Growth Fund Summary              35
Small Cap Value Fund Summary               39
Small/Mid Cap Value Fund Summary           43
Summary of Other Important Information     47
   Regarding Purchase and Sale of Fund
  Shares


--------------------------------------------------------------------------------


THE FUNDS
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENTS, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS



Key Fund Information                       49
C&B Mid Cap Value Fund                     50
Common Stock Fund                          52
Discovery Fund                             54
Enterprise Fund                            56
Mid Cap Disciplined Fund                   58
Mid Cap Growth Fund                        60
Opportunity Fund                           62
Small Cap Disciplined Fund                 64
Small Cap Growth Fund                      66
Small Cap Value Fund                       68
Small/Mid Cap Value Fund                   70
Description of Principal Investment        72
  Risks
Portfolio Holdings Information             75


--------------------------------------------------------------------------------


ORGANIZATION AND MANAGEMENT OF
THE FUNDS
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY




Organization and Management of the Funds   76
About Wells Fargo Funds Trust              76
The Investment Adviser                     76
The Sub-Advisers and Portfolio Managers    77
Dormant Multi-Manager Arrangement          81

TABLE OF CONTENTS
--------------------------------------------------------------------------------


YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO OPEN AN ACCOUNT, AND BUY, SELL AND EXCHANGE FUND SHARES



Compensation to Dealers and Shareholder    82
   Servicing Agents
Pricing Fund Shares                        83
How to Open an Account                     84
How to Buy Shares                          85
How to Sell Shares                         87
How to Exchange Shares                     90
Account Policies                           92


--------------------------------------------------------------------------------


OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS



Distributions                              94
Taxes                                      95
Additional Performance Information         96
Financial Highlights                       98
For More Information               Back Cover



^

C&B MID CAP VALUE FUND SUMMARY
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The C&B Mid Cap Value Fund seeks maximum long-term total return (current income and capital appreciation), consistent with minimizing risk to principal.

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund.



    SHAREHOLDER FEES (fees paid directly from your
                     investments)
  Maximum sales charge (load) imposed              None
  on purchases
  Maximum deferred sales charge (load)             None



               ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
  Management Fees                                 0.75%
  Distribution (12b-1) Fees                       0.00%
  Other Expenses                                  0.81%
  Acquired Fund Fees and Expenses                 0.01%
  TOTAL ANNUAL FUND OPERATING EXPENSES            1.57%
  Fee Waivers                                     0.31%
  TOTAL ANNUAL FUND OPERATING EXPENSES            1.26%
  AFTER FEE WAIVER/1/



1 The adviser has committed through February 28, 2011, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Funds' net operating expenses , excluding brokerage commissions, interest, taxes, extraordinary expenses and the expenses of any money market fund or other fund held by the Fund, do not exceed the net operating expense ratio of 1.25%. The committed net operating expense ratio may be increased or terminated only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated below and then either redeem all of your shares at the end of these periods or continue to hold them; your investment has a 5% return each year; and the Fund's operating expenses remain the same, although your actual costs may be higher or lower.



   1 Year      $           128
   3 Years     $           465
   5 Years     $           826
  10 Years     $         1,841


                                                C&B MID CAP VALUE FUND SUMMARY 3

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 47% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES

We invest principally in equity securities of mid-capitalization companies, which we define as securities of companies with market capitalizations ranging from $500 million to $10 billion. We manage a relatively focused portfolio of 30 to 50 companies that enables us to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We select securities for the portfolio based on an analysis of a company's financial characteristics and an assessment of the quality of a company's management. In selecting a company,we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections.We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company's top management, customers and suppliers.We believe our assessment of business quality and emphasis on valuation will protect the portfolio's assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets.We regularly review the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamentals of the business, or we have identified a more attractive investment opportunity.

PRINCIPAL INVESTMENT RISKS
COUNTER-PARTY RISK. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.
DERIVATIVES RISK. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.
ISSUER RISK. The value of a security may decline because of adverse events or circumstances that directly relate to conditions at the issuer or any entity providing it credit or liquidity support.

ISSUER CONCENTRATION RISK. Since the Fund tends to invest in a smaller number of stocks than do many other similar mutual funds, changes in the value of individual stocks held by the Fund may have a larger impact on the Fund's net asset value than if the Fund were more broadly invested.

LEVERAGE RISK. Leverage created by borrowing or investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value.

LIQUIDITY RISK. A security may not be able to be sold at the time desired without adversely affecting the price.

MANAGEMENT RISK. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss. An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. MARKET RISK. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.
REGULATORY RISK. Changes in government regulations may adversely affect the value of a security.
SMALLER COMPANY SECURITIES RISK. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than larger company stocks.

VALUE STYLE INVESTMENT RISK. Value stocks may lose value quickly and may be subject to prolonged depressed valuations.


 4 C&B MID CAP VALUE FUND SUMMARY

--------------------------------------------------------------------------------
PERFORMANCE

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.


[GRAPHIC APPEARS HERE]


                   CALENDAR YEAR TOTAL RETURNS AS OF 12/31 EACH YEAR
                     INVESTOR CLASS (Incepted on February 18, 1998)
 2000               2001        2002        2003        2004     2005        2006       2007      2008        2009
41.03%             25.16%       -9.50%     38.99%      10.98%    6.17%      25.69%      -8.90%    -33.68%    28.78%



             BEST AND WORST QUARTER
  Best Quarter:       Q2    2003       20.24%
  Worst Quarter:      Q4    2008      -23.46%



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/09                               1 YEAR       5 YEARS       10 YEARS
 INVESTOR CLASS (Incepted on February       28.78%          0.76%        9.85%
  18, 1998)
  Returns Before Taxes
 INVESTOR CLASS (Incepted on February       28.58%         -1.04%        8.32%
  18, 1998)
  Returns After Taxes on Distributions
 INVESTOR CLASS (Incepted on February       18.71%          0.30%        8.23%
  18, 1998)
  Returns After Taxes on Distributions
and Sale of Fund Shares
 RUSSELL MIDCAP (Reg. TM) VALUE INDEX       34.21%          1.98%        7.58%
  (reflects no deduction for expenses
  or taxes)



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes.Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.


                                                C&B MID CAP VALUE FUND SUMMARY 5

FUND MANAGEMENT

  INVESTMENT
   ADVISER
 Wells Fargo
Funds
Management,
LLC


 SUB-ADVISER             PORTFOLIO MANAGER, TITLE/MANAGED SINCE
 Cooke & Bieler, L.P.    KERMIT S. ECK, CFA, Portfolio Manager / 1998
                        DAREN C. HEITMAN, CFA, Portfolio Manager / 2005
                        STEVE LYONS, CFA, Portfolio Manager / 2009
                        MICHAEL M. MEYER, CFA, Portfolio Manager / 1998
                        EDWARD O'CONNOR, CFA, Portfolio Manager / 2002
                        R. JAMES O'NEIL, CFA, Portfolio Manager / 1998
                        MEHUL TRIVEDI, CFA, Portfolio Manager / 1998



For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Summary of Other Important Information Regarding Purchase and Sale of Fund Shares" beginning on page 47 of the Prospectus.


 6 C&B MID CAP VALUE FUND SUMMARY

COMMON STOCK FUND SUMMARY
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Common Stock Fund seeks long-term capital appreciation.

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund.



    SHAREHOLDER FEES (fees paid directly from your
                     investments)
  Maximum sales charge (load) imposed              None
  on purchases
  Maximum deferred sales charge (load)             None



               ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
  Management Fees                                 0.74%
  Distribution (12b-1) Fees                       0.00%
  Other Expenses                                  0.74%
  Acquired Fund Fees and Expenses                 0.01%
  TOTAL ANNUAL FUND OPERATING EXPENSES            1.49%
  Fee Waivers                                     0.19%
  TOTAL ANNUAL FUND OPERATING EXPENSES            1.30%
  AFTER FEE WAIVER/1/



1 The adviser has committed through February 28, 2011, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Funds' net operating expenses , excluding brokerage commissions, interest, taxes, extraordinary expenses and the expenses of any money market fund or other fund held by the Fund, do not exceed the net operating expense ratio of 1.29%. The committed net operating expense ratio may be increased or terminated only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated below and then either redeem all of your shares at the end of these periods or continue to hold them; your investment has a 5% return each year; and the Fund's operating expenses remain the same, although your actual costs may be higher or lower.



   1 Year      $           132
   3 Years     $           452
   5 Years     $           795
  10 Years     $         1,763


                                                     COMMON STOCK FUND SUMMARY 7

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 58% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES

We invest principally in common stocks of small-and medium-capitalization foreign and domestic companies, which we define as those with market capitalizations falling within the ranges of the Russell 2000 (Reg. TM) Index and the Russell Midcap (Reg. TM) Index.The ranges of the Russell 2000 (Reg. TM) Index and the Russell Midcap (Reg. TM) Index were $78 million to $1.7 billion and $829 million $12.2 billion respectively, as of May 30, 2009, and are expected to change frequently. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return. We reserve the right to hedge the portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.


We invest principally in common stocks of small-and medium-capitalization companies that we believe are underpriced yet have attractive growth prospects. Our analysis is based on the determination of a company's "private market value,"which is the price an investor would be willing to pay for the entire company.We determine a company's private market value based upon several different types of analysis.We carry out a fundamental analysis of a company's cash flows, asset valuations, competitive factors, and other industry specific factors. We also gauge the company's management strength, financial health, and growth potential in determining a company's private market value.We place an emphasis on company management, even meeting with management in certain situations. Finally,we focus on the long-term strategic direction of the company. We then compare the private market value as determined by these factors to the company's public market capitalization, and invest in the securities of those companies where we believe there is a significant gap between the two.

We may sell an investment when its price no longer compares favorably with the company's private market value. In addition,we may choose to sell an investment where the fundamentals deteriorate or the strategy of the management or the management itself changes.

PRINCIPAL INVESTMENT RISKS

COUNTER-PARTY RISK. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.

CURRENCY HEDGING RISK. An investment transacted in a foreign currency may lose value due to fluctuations in the rate of exchange.

DERIVATIVES RISK. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.

FOREIGN INVESTMENT RISK. Foreign investments face the potential of heightened illiquidity, greater price volatility and adverse effects of political, regulatory, tax, currency, economic or other macroeconomic developments.

ISSUER RISK. The value of a security may decline because of adverse events or circumstances that directly relate to conditions at the issuer or any entity providing it credit or liquidity support.

LEVERAGE RISK. Leverage created by borrowing or investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value.


LIQUIDITY RISK. A security may not be able to be sold at the time desired without adversely affecting the price.


MANAGEMENT RISK. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss. An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

REGULATORY RISK. Changes in government regulations may adversely affect the value of a security.

SMALLER COMPANY SECURITIES RISK. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than larger company stocks.

 8 COMMON STOCK FUND SUMMARY

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.


[GRAPHIC APPEARS HERE]


                   CALENDAR YEAR TOTAL RETURNS AS OF 12/31 EACH YEAR
                     INVESTOR CLASS (Incepted on December 29, 1989)
 2000                             2001         2002        2003       2004      2005        2006       2007     2008       2009
-1.20%                            -1.70%      -19.26%     38.70%      9.96%    12.01%      15.31%      9.94%    -34.92%    41.28%



             BEST AND WORST QUARTER
  Best Quarter:       Q4    2001       22.48%
  Worst Quarter:      Q4    2008      -25.77%



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/09                               1 YEAR       5 YEARS       10 YEARS
 INVESTOR CLASS (Incepted on December       41.28%        5.48%          4.56%
  29, 1989)
  Returns Before Taxes
 INVESTOR CLASS (Incepted on December       41.22%        3.50%          2.90%
  29, 1989)
  Returns After Taxes on Distributions
 INVESTOR CLASS (Incepted on December       26.83%        4.37%          3.42%
  29, 1989)
  Returns After Taxes on Distributions
and Sale of Fund Shares
 RUSSELL 2500TM INDEX                       34.39%        1.58%          4.91%
  (reflects no deduction for expenses
  or taxes)



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes.Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.


                                                     COMMON STOCK FUND SUMMARY 9

FUND MANAGEMENT

  INVESTMENT
   ADVISER
 Wells Fargo
Funds
Management,
LLC


 SUB-ADVISER      PORTFOLIO MANAGER, TITLE/MANAGED SINCE
 Wells Capital    ANN M. MILETTI, Portfolio Manager / 2005
 Management
 Incorporated



For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Summary of Other Important Information Regarding Purchase and Sale of Fund Shares" beginning on page 47 of the Prospectus.


 10 COMMON STOCK FUND SUMMARY

DISCOVERY FUND SUMMARY
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Discovery Fund seeks long-term capital appreciation.

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund.



    SHAREHOLDER FEES (fees paid directly from your
                     investments)
  Maximum sales charge (load) imposed              None
  on purchases
  Maximum deferred sales charge (load)             None



               ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
  Management Fees                                 0.75%
  Distribution (12b-1) Fees                       0.00%
  Other Expenses                                  0.78%
  Acquired Fund Fees and Expenses                 0.01%
  TOTAL ANNUAL FUND OPERATING EXPENSES            1.54%
  Fee Waivers                                     0.15%
  TOTAL ANNUAL FUND OPERATING EXPENSES            1.39%
  AFTER FEE WAIVER/1/



1 The adviser has committed through February 28, 2011, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Funds' net operating expenses , excluding brokerage commissions, interest, taxes, extraordinary expenses and the expenses of any money market fund or other fund held by the Fund, do not exceed the net operating expense ratio of 1.38%. The committed net operating expense ratio may be increased or terminated only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated below and then either redeem all of your shares at the end of these periods or continue to hold them; your investment has a 5% return each year; and the Fund's operating expenses remain the same, although your actual costs may be higher or lower.



   1 Year      $           142
   3 Years     $           472
   5 Years     $           825
  10 Years     $         1,822


                                                       DISCOVERY FUND SUMMARY 11

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 221% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES

We invest in equity securities of small- and medium-capitalization companies that we believe offer favorable opportunities for growth.We define small- and medium capitalization companies as those with market capitalizations at the time of purchase within the range of Russell Midcap (Reg. TM) Index, which ranged from $829 million to $12.2 billion as of May 30, 2009, and is expected to change frequently.We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We seek to identify companies that have the prospect for improving sales and earnings growth rates, enjoy a competitive advantage (for example, dominant market share) and that we believe have effective management with a history of making investments that are in the best interests of shareholders (for example, companies with a history of earnings and sales growth that are in excess of total asset growth). We pay particular attention to balance sheet metrics such as changes in working capital, property, plant and equipment growth, inventory levels, accounts receivable, and acquisitions. We also look at how management teams allocate capital in order to drive future cash flow. We typically use a discounted cash flow model to assess a firm's intrinsic value in order to set price objectives. In addition to meeting with management, we take a surround the company approach by surveying a company's vendors, distributors, competitors and customers to obtain multiple perspectives that help us make better investment decisions. Portfolio holdings are continuously monitored for changes in fundamentals. The team seeks a favorable risk/reward relationship to fair valuation, which we define as the value of the company (i.e. our price target for the stock) relative to where the stock is currently trading. We may invest in any sector, and at times we may emphasize one or more particular sectors. We may choose to sell a holding when it no longer offers favorable growth prospects or to take advantage of a better investment opportunity. We may actively trade portfolio securities.

PRINCIPAL INVESTMENT RISKS

ACTIVE TRADING RISK. Frequent trading will result in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

COUNTER-PARTY RISK. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.

DERIVATIVES RISK. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.

FOREIGN INVESTMENT RISK. Foreign investments face the potential of heightened illiquidity, greater price volatility and adverse effects of political, regulatory, tax, currency, economic or other macroeconomic developments.

GROWTH STYLE INVESTMENT RISK. Growth stocks may be more expensive relative to the values of other stocks and carry potential for significant volatility and loss.

ISSUER RISK. The value of a security may decline because of adverse events or circumstances that directly relate to conditions at the issuer or any entity providing it credit or liquidity support.

LEVERAGE RISK. Leverage created by borrowing or investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value.


LIQUIDITY RISK. A security may not be able to be sold at the time desired without adversely affecting the price.


MANAGEMENT RISK. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss. An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

REGULATORY RISK. Changes in government regulations may adversely affect the value of a security.

SMALLER COMPANY SECURITIES RISK. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than larger company stocks.

 12 DISCOVERY FUND SUMMARY

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.


[GRAPHIC APPEARS HERE]


                   CALENDAR YEAR TOTAL RETURNS AS OF 12/31 EACH YEAR
                     INVESTOR CLASS (Incepted on December 31, 1987)
2000                              2001         2002        2003        2004   2005        2006       2007        2008       2009
3.97%                             4.17%       -12.12%     38.34%      15.69%  7.24%      13.02%      21.93%      -43.62%    38.33%



             BEST AND WORST QUARTER
  Best Quarter:       Q2    2008       17.55%
  Worst Quarter:      Q4    2008      -29.34%



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/09                               1 YEAR       5 YEARS       10 YEARS
 INVESTOR CLASS (Incepted on December       38.33%        2.88%           5.79%
  31, 1987)
  Returns Before Taxes
 INVESTOR CLASS (Incepted on December       38.33%        1.54%           4.46%
  31, 1987)
  Returns After Taxes on Distributions
 INVESTOR CLASS (Incepted on December       24.91%        2.19%           4.58%
  31, 1987)
  Returns After Taxes on Distributions
and Sale of Fund Shares
 RUSSELL 2500TM GROWTH INDEX                41.66%        2.00%          -0.18%
  (reflects no deduction for expenses
  or taxes)



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes.Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.


                                                       DISCOVERY FUND SUMMARY 13

FUND MANAGEMENT

  INVESTMENT
   ADVISER
 Wells Fargo
Funds
Management,
LLC

 SUB-ADVISER      PORTFOLIO MANAGER, TITLE/MANAGED SINCE
 Wells Capital    JAMES M. LEACH, CFA, Portfolio Manager / 2003
 Management      THOMAS J. PENCE, CFA, Portfolio Manager / 2001
 Incorporated


For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Summary of Other Important Information Regarding Purchase and Sale of Fund Shares" beginning on page 47 of the Prospectus.


 14 DISCOVERY FUND SUMMARY

ENTERPRISE FUND SUMMARY
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Enterprise Fund seeks long-term capital appreciation.

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund.



    SHAREHOLDER FEES (fees paid directly from your
                     investments)
  Maximum sales charge (load) imposed              None
  on purchases
  Maximum deferred sales charge (load)             None



               ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
  Management Fees                                 0.75%
  Distribution (12b-1) Fees                       0.00%
  Other Expenses                                  0.79%
  Acquired Fund Fees and Expenses                 0.01%
  TOTAL ANNUAL FUND OPERATING EXPENSES            1.55%
  Fee Waivers                                     0.09%
  TOTAL ANNUAL FUND OPERATING EXPENSES            1.46%
  AFTER FEE WAIVER/1/



1 The adviser has committed through February 28, 2011, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Funds' net operating expenses , excluding brokerage commissions, interest, taxes, extraordinary expenses and the expenses of any money market fund or other fund held by the Fund, do not exceed the net operating expense ratio of 1.45%. The committed net operating expense ratio may be increased or terminated only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated below and then either redeem all of your shares at the end of these periods or continue to hold them; your investment has a 5% return each year; and the Fund's operating expenses remain the same, although your actual costs may be higher or lower.



   1 Year      $           149
   3 Years     $           481
   5 Years     $           836
  10 Years     $         1,838


                                                      ENTERPRISE FUND SUMMARY 15

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 203% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES

We invest in equity securities of companies of any size, although we invest principally in the equity securities of medium-capitalization companies. We define medium-capitalization companies as securities of companies with market capitalization within the range of the Russell Midcap (Reg. TM) Index, which ranged from $829 million to $12.2 billion as of May 30, 2009, and is expected to change frequently. We may also invest in foreign securities through ADRs and similar investments. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We seek to identify companies that have the prospect for improving sales and earnings growth rates, enjoy a competitive advantage (for example, dominant market share) and that we believe have effective management with a history of making investments that are in the best interests of shareholders (for example, companies with a history of earnings and sales growth that are in excess of total asset growth).We pay particular attention to balance sheet metrics such as changes in working capital, property, plant and equipment growth, inventory levels, accounts receivable, and acquisitions.We also look at how management teams allocate capital in order to drive future cash flow.We typically use a discounted cash flow model to assess a firm's intrinsic value in order to set price objectives. In addition to meeting with management, we take a surround the company approach by surveying a company's vendors, distributors, competitors and customers to obtain multiple perspectives that help us make better investment decisions. Portfolio holdings are continuously monitored for changes in fundamentals. The team seeks a favorable risk/reward relationship to fair valuation, which we define as the value of the company (i.e., our price target for the stock) relative to where the stock is currently trading.We may invest in any sector, and at times we may emphasize one or more particular sectors.We may choose to sell a holding when it no longer offers favorable growth prospects or to take advantage of a better investment opportunity.We may actively trade portfolio securities.

PRINCIPAL INVESTMENT RISKS

ACTIVE TRADING RISK. Frequent trading will result in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

COUNTER-PARTY RISK. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.

DERIVATIVES RISK. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.

FOREIGN INVESTMENT RISK. Foreign investments face the potential of heightened illiquidity, greater price volatility and adverse effects of political, regulatory, tax, currency, economic or other macroeconomic developments.

GROWTH STYLE INVESTMENT RISK. Growth stocks may be more expensive relative to the values of other stocks and carry potential for significant volatility and loss.

ISSUER RISK. The value of a security may decline because of adverse events or circumstances that directly relate to conditions at the issuer or any entity providing it credit or liquidity support.

LEVERAGE RISK. Leverage created by borrowing or investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value.


LIQUIDITY RISK. A security may not be able to be sold at the time desired without adversely affecting the price.


MANAGEMENT RISK. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss. An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

REGULATORY RISK. Changes in government regulations may adversely affect the value of a security.

SMALLER COMPANY SECURITIES RISK. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than larger company stocks.

 16 ENTERPRISE FUND SUMMARY

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.


[GRAPHIC APPEARS HERE]


                    CALENDAR YEAR TOTAL RETURNS AS OF 12/31 EACH YEAR
                     INVESTOR CLASS (Incepted on September 30, 1998)
  2000                         2001         2002        2003        2004     2005        2006       2007        2008       2009
-29.77%                       -21.96%      -28.18%     36.98%      14.55%    8.62%      11.85%      17.55%      -46.37%    39.98%



             BEST AND WORST QUARTER
  Best Quarter:       Q3    2009       17.44%
  Worst Quarter:      Q4    2008      -28.91%



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/09                               1 YEAR       5 YEAR       10 YEARS
 INVESTOR CLASS (Incepted on September      39.98%        1.40%        -4.04%
  30, 1998)
  Returns Before Taxes
 INVESTOR CLASS (Incepted on September      39.98%        1.40%        -4.11%
  30, 1998)
  Returns After Taxes on Distributions
 INVESTOR CLASS (Incepted on September      25.99%        1.20%        -3.37%
  30, 1998)
  Returns After Taxes on Distributions
and Sale of Fund Shares
 RUSSELL MIDCAP (Reg. TM) GROWTH INDEX      46.29%        2.40%        -0.52%
  (reflects no deduction for expenses
  or taxes)



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes.Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.


                                                      ENTERPRISE FUND SUMMARY 17

FUND MANAGEMENT

  INVESTMENT
   ADVISER
 Wells Fargo
Funds
Management,
LLC

 SUB-ADVISER      PORTFOLIO MANAGER, TITLE/MANAGED SINCE
 Wells Capital    JAMES M. LEACH, CFA, Portfolio Manager / 2007
 Management      THOMAS J. PENCE, CFA, Portfolio Manager / 2000
 Incorporated


For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Summary of Other Important Information Regarding Purchase and Sale of Fund Shares" beginning on page 47 of the Prospectus.


 18 ENTERPRISE FUND SUMMARY

MID CAP DISCIPLINED FUND SUMMARY
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Mid Cap Disciplined Fund seeks long-term capital appreciation.

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund.



    SHAREHOLDER FEES (fees paid directly from your
                     investments)
  Maximum sales charge (load) imposed              None
  on purchases
  Maximum deferred sales charge (load)             None



               ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
  Management Fees                                 0.74%
  Distribution (12b-1) Fees                       0.00%
  Other Expenses                                  0.74%
  Acquired Fund Fees and Expenses                 0.01%
  TOTAL ANNUAL FUND OPERATING EXPENSES            1.49%
  Fee Waivers                                     0.17%
  TOTAL ANNUAL FUND OPERATING EXPENSES            1.32%
  AFTER FEE WAIVER/1/



1 The adviser has committed through February 28, 2011, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Funds' net operating expenses , excluding brokerage commissions, interest, taxes, extraordinary expenses and the expenses of any money market fund or other fund held by the Fund, do not exceed the net operating expense ratio of 1.31%. The committed net operating expense ratio may be increased or terminated only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated below and then either redeem all of your shares at the end of these periods or continue to hold them; your investment has a 5% return each year; and the Fund's operating expenses remain the same, although your actual costs may be higher or lower.



   1 Year      $           134
   3 Years     $           454
   5 Years     $           797
  10 Years     $         1,765


                                             MID CAP DISCIPLINED FUND SUMMARY 19

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 106% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES

We invest principally in equity securities of medium-capitalization companies which we define as securities of companies with market capitalizations within the range of the Russell Midcap (Reg. TM) Index. The market capitalization range of the Russell Midcap Index (Reg. TM) was $829 million to $12.2 billion, as of May 30, 2009, and is expected to change frequently. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We seek to take advantage of opportunities in the market created by investors who primarily focus on the short-term prospects of companies.To identify these opportunities,we follow a bottom-up investment process that focuses on three key elements - right company, right price, and right time. First, the right companies are defined as those that have solid assets with manageable debt levels in good industries. Secondly,we seek to buy these companies at the right price.To determine the right price,we carefully evaluate the potential upside reward as well as the potential downside risk in order to arrive at a reward/risk profile for every company considered. Lastly,we seek to buy these companies at the right time, which is typically when the prevailing market sentiment is low.We believe buying securities of a company when the prevailing sentiment is low allows us to limit the potential downside risk and allows us to participate in the potential upside price appreciation if the business fundamentals of the company improve. We consider selling a security when it appreciates to our target price without changes to the fundamentals of the underlying company,when the fundamentals deteriorate, when the security is forced out of the portfolio by a better idea, or when sentiment improves significantly.We may actively trade portfolio securities.

PRINCIPAL INVESTMENT RISKS

ACTIVE TRADING RISK. Frequent trading will result in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.


COUNTER-PARTY RISK. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.


DERIVATIVES RISK. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.

FOREIGN INVESTMENT RISK. Foreign investments face the potential of heightened illiquidity, greater price volatility and adverse effects of political, regulatory, tax, currency, economic or other macroeconomic developments.

ISSUER RISK. The value of a security may decline because of adverse events or circumstances that directly relate to conditions at the issuer or any entity providing it credit or liquidity support.

LEVERAGE RISK. Leverage created by borrowing or investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value.


LIQUIDITY RISK. A security may not be able to be sold at the time desired without adversely affecting the price.


MANAGEMENT RISK. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss. An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

REGULATORY RISK. Changes in government regulations may adversely affect the value of a security.

SMALLER COMPANY SECURITIES RISK. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than larger company stocks.

VALUE STYLE INVESTMENT RISK. Value stocks may lose value quickly and may be subject to prolonged depressed valuations.

 20 MID CAP DISCIPLINED FUND SUMMARY

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.


[GRAPHIC APPEARS HERE]


                    CALENDAR YEAR TOTAL RETURNS AS OF 12/31 EACH YEAR
                     INVESTOR CLASS (Incepted on December 31, 1998)
 2000                           2001         2002        2003        2004   2005        2006        2007       2008        2009
22.80%                         12.41%       -11.78%     40.66%      21.18%  7.92%      18.27%       -4.89%     -30.07%    31.87%



             BEST AND WORST QUARTER
  Best Quarter:       Q4    2001       23.93%
  Worst Quarter:      Q4    2008      -21.89%



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/09                               1 YEAR       5 YEARS       10 YEARS
 INVESTOR CLASS (Incepted on December       31.87%        2.28%          8.80%
  31, 1998)
  Returns Before Taxes
 INVESTOR CLASS (Incepted on December       31.49%        0.51%          6.98%
  31, 1998)
  Returns After Taxes on Distributions
 INVESTOR CLASS (Incepted on December       20.71%        1.22%          6.79%
  31, 1998)
  Returns After Taxes on Distributions
and Sale of Fund Shares
 RUSSELL MIDCAP (Reg. TM) VALUE INDEX       34.21%        1.98%          7.58%
  (reflects no deduction for expenses
  or taxes)



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes.Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.


                                             MID CAP DISCIPLINED FUND SUMMARY 21

FUND MANAGEMENT

  INVESTMENT
   ADVISER
 Wells Fargo
Funds
Management,
LLC


 SUB-ADVISER      PORTFOLIO MANAGER, TITLE/MANAGED SINCE
 Wells Capital    JAMES TRINGAS, CFA, CPA, Portfolio Manager / 2009
 Management      BRYANT VANCRONKHITE, CFA, CPA, Portfolio Manager / 2009
 Incorporated



For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Summary of Other Important Information Regarding Purchase and Sale of Fund Shares" beginning on page 47 of the Prospectus.


 22 MID CAP DISCIPLINED FUND SUMMARY

MID CAP GROWTH FUND SUMMARY
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Mid Cap Growth Fund seeks long-term capital appreciation.

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund.



    SHAREHOLDER FEES (fees paid directly from your
                     investments)
  Maximum sales charge (load) imposed              None
  on purchases
  Maximum deferred sales charge (load)             None



               ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
  Management Fees                                 0.75%
  Distribution (12b-1) Fees                       0.00%
  Other Expenses                                  0.88%
  Acquired Fund Fees and Expenses                 0.01%
  TOTAL ANNUAL FUND OPERATING EXPENSES            1.64%
  Fee Waivers                                     0.18%
  NET ANNUAL FUND OPERATING EXPENSES              1.46%
  AFTER FEE WAIVER/1/



1 The adviser has committed through February 28, 2011, to waive fees and/or reimburse expenses to the extent necessary to maintain the Funds' net operating expense ratio, excluding brokerage commissions, interest, taxes, extraordinary expenses and the expenses of any money market fund or other fund held by the Fund, do not exceed the net operating expense ratio of 1.45%. After this date, the net operating expense ratio may be increased or terminated only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated below and then either redeem all of your shares at the end of these periods or continue to hold them; your investment has a 5% return each year; and the Fund's operating expenses remain the same, although your actual costs may be higher or lower.



   1 Year      $           149
   3 Years     $           500
   5 Years     $           875
  10 Years     $         1,929


                                                  MID CAP GROWTH FUND SUMMARY 23

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 68% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES

We invest principally in equity securities of medium-capitalization companies that we believe have above-average growth potential. We define medium-capitalization companies as those with market capitalizations at the time of purchase within the range of Russell Midcap (Reg. TM) Index, which ranged from $829 million to $12.2 billion as of May 30, 2009, and is expected to change frequently. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We focus our investment strategy on identifying and investing in medium-capitalization companies that we believe continue to provide consistent growth potential.We build the Fund's portfolio from the bottom-up selecting medium-capitalization companies that we consider to have successful business plans.We seek high growth, favorably valued securities and have a bias for growth companies with reasonable valuation. We maintain a disciplined approach to monitoring the valuation characteristics of the portfolio.We use a variety of criteria specific to a given portfolio security to determine when we may potentially sell such security so that we avoid reacting to pressure caused by volatility in the broad mid cap market. Such criteria may include a security reaching our target price,(potentially as a result of an expansion of the price-earnings multiple or a change in our earnings estimate), the availability of a more favorable investment opportunity, or a drop in the price of a security below cost (after adjustment for major market declines).We may actively trade portfolio securities.

PRINCIPAL INVESTMENT RISKS


COUNTER-PARTY RISK. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.


DERIVATIVES RISK. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.

GROWTH STYLE INVESTMENT RISK. Growth stocks may be more expensive relative to the values of other stocks and carry potential for significant volatility and loss.

ISSUER RISK. The value of a security may decline because of adverse events or circumstances that directly relate to conditions at the issuer or any entity providing it credit or liquidity support.

LEVERAGE RISK. Leverage created by borrowing or investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value.


LIQUIDITY RISK. A security may not be able to be sold at the time desired without adversely affecting the price.


MANAGEMENT RISK. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss. An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

REGULATORY RISK. Changes in government regulations may adversely affect the value of a security.


SMALLER COMPANY SECURITIES RISK. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than larger company stocks.


 24 MID CAP GROWTH FUND SUMMARY

--------------------------------------------------------------------------------
PERFORMANCE

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.


[GRAPHIC APPEARS HERE]


                    CALENDAR YEAR TOTAL RETURNS AS OF 12/31 EACH YEAR
                       INVESTOR CLASS (Incepted on April 11, 2005)
 2000                       2001       2002        2003      2004     2005       2006        2007      2008       2009
14.47%                     -24.03%    -28.63%     37.91%    21.34%    5.43%      13.78%      18.63%    -44.99%    54.01%



             BEST AND WORST QUARTER
  Best Quarter:       Q3    2009       20.26%
  Worst Quarter:      Q4    2008      -30.17%



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/09                               1 YEAR       5 YEARS       10 YEARS
 INVESTOR CLASS (Incepted on April 11,      54.01%        3.81%           2.27%
  2005)
  Returns Before Taxes
 INVESTOR CLASS (Incepted on April 11,      54.01%        1.85%           0.02%
  2005)
  Returns After Taxes on Distributions
 INVESTOR CLASS (Incepted on April 11,      35.11%        2.59%           1.06%
  2005)
  Returns After Taxes on Distributions
and Sale of Fund Shares
 RUSSELL MIDCAP (Reg. TM) GROWTH INDEX      46.29%        2.40%          -0.52%
  (reflects no deduction for expenses
  or taxes)



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes.Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.


                                                  MID CAP GROWTH FUND SUMMARY 25

FUND MANAGEMENT

  INVESTMENT
   ADVISER
 Wells Fargo
Funds
Management,
LLC

 SUB-ADVISER      PORTFOLIO MANAGER, TITLE/MANAGED SINCE
 Wells Capital    JEROME "CAM" PHILPOTT, CFA, Portfolio Manager / 2001
 Management      STUART ROBERTS, Portfolio Manager / 2001
 Incorporated


For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Summary of Other Important Information Regarding Purchase and Sale of Fund Shares" beginning on page 47 of the Prospectus.


 26 MID CAP GROWTH FUND SUMMARY

OPPORTUNITY FUND SUMMARY
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Opportunity Fund seeks long-term capital appreciation.

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund.



    SHAREHOLDER FEES (fees paid directly from your
                     investments)
  Maximum sales charge (load) imposed              None
  on purchases
  Maximum deferred sales charge (load)             None



               ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
  Management Fees                                 0.72%
  Distribution (12b-1) Fees                       0.00%
  Other Expenses                                  0.74%
  Acquired Fund Fees and Expenses                 0.02%
  TOTAL ANNUAL FUND OPERATING EXPENSES            1.48%
  Fee Waivers                                     0.11%
  TOTAL ANNUAL FUND OPERATING EXPENSES            1.37%
  AFTER FEE WAIVER/1/



1 The adviser has committed through February 28, 2011, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Funds' net operating expenses , excluding brokerage commissions, interest, taxes, extraordinary expenses and the expenses of any money market fund or other fund held by the Fund, do not exceed the net operating expense ratio of 1.35%. The committed net operating expense ratio may be increased or terminated only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated below and then either redeem all of your shares at the end of these periods or continue to hold them; your investment has a 5% return each year; and the Fund's operating expenses remain the same, although your actual costs may be higher or lower.



   1 Year      $           139
   3 Years     $           457
   5 Years     $           798
  10 Years     $         1,759


                                                     OPPORTUNITY FUND SUMMARY 27

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 55% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES

We invest principally in equity securities of medium-capitalization companies, which we define as those within the range of market capitalizations of companies in the Russell Midcap (Reg. TM) Index.The range of the Russell Midcap (Reg. TM) Index was $829 million to $12.2 billion as of May 30, 2009, and is expected to change frequently. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.We reserve the right to hedge the portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts.However, under normal circumstances,we will not engage in extensive foreign currency hedging.


We invest in equity securities of medium-capitalization companies that we believe are underpriced yet have attractive growth prospects. Our analysis is based on the determination of a company's "private market value,"which is the price an investor would be willing to pay for the entire company.We determine a company's private market value based upon several types of analysis.We carry out a fundamental analysis of a company's cash flows, asset valuations, competitive situation and industry specific factors.We also gauge the company's management strength, financial health, and growth potential in determining a company's private market value.We place an emphasis on a company's management, even meeting with management in certain situations. Finally,we focus on the long-term strategic direction of a company.We then compare the private market value as determined by these factors to the company's public market capitalization, and invest in the equity securities of those companies where we believe there is a significant gap between the two.
We may sell an investment when its market price no longer compares favorably with the company's private market value. In addition,we may choose to sell an investment where the fundamentals deteriorate or the strategy of the management or the management itself changes.

PRINCIPAL INVESTMENT RISKS


COUNTER-PARTY RISK. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.


DERIVATIVES RISK. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.

FOREIGN INVESTMENT RISK. Foreign investments face the potential of heightened illiquidity, greater price volatility and adverse effects of political, regulatory, tax, currency, economic or other macroeconomic developments.

ISSUER RISK. The value of a security may decline because of adverse events or circumstances that directly relate to conditions at the issuer or any entity providing it credit or liquidity support.

LEVERAGE RISK. Leverage created by borrowing or investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value.


LIQUIDITY RISK. A security may not be able to be sold at the time desired without adversely affecting the price.


MANAGEMENT RISK. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss. An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

REGULATORY RISK. Changes in government regulations may adversely affect the value of a security.

SMALLER COMPANY SECURITIES RISK. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than larger company stocks.

 28 OPPORTUNITY FUND SUMMARY

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.


[GRAPHIC APPEARS HERE]


                    CALENDAR YEAR TOTAL RETURNS AS OF 12/31 EACH YEAR
                     INVESTOR CLASS (Incepted on December 31, 1985)
2000                       2001       2002        2003        2004      2005        2006       2007     2008       2009
8.57%                      -4.80%    -26.95%     37.46%      17.62%     7.22%      11.75%      4.98%    -40.38%    47.16%



             BEST AND WORST QUARTER
  Best Quarter:       Q2    2009       22.81%
  Worst Quarter:      Q4    2008      -29.16%



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/09                               1 YEAR       5 YEAR       10 YEARS
 INVESTOR CLASS (Incepted on December       47.16%        1.99%         3.02%
  31, 1985)
  Returns Before Taxes
 INVESTOR CLASS (Incepted on December       47.07%        0.24%         1.76%
  31, 1985)
  Returns After Taxes on Distributions
 INVESTOR CLASS (Incepted on December       30.65%        1.39%         2.27%
  31, 1985)
  Returns After Taxes on Distributions
and Sale of Fund Shares
 RUSSELL MIDCAP (Reg. TM) INDEX             40.48%        2.43%         4.98%
  (reflects no deduction for expenses
  or taxes)



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes.Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.


                                                     OPPORTUNITY FUND SUMMARY 29

FUND MANAGEMENT

  INVESTMENT
   ADVISER
 Wells Fargo
Funds
Management,
LLC


 SUB-ADVISER      PORTFOLIO MANAGER, TITLE/MANAGED SINCE
 Wells Capital    ANN M. MILETTI, Portfolio Manager / 2001
 Management
 Incorporated



For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Summary of Other Important Information Regarding Purchase and Sale of Fund Shares" beginning on page 47 of the Prospectus.


 30 OPPORTUNITY FUND SUMMARY

SMALL CAP DISCIPLINED FUND SUMMARY
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Small Cap Disciplined Fund seeks long-term capital appreciation.

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund.



    SHAREHOLDER FEES (fees paid directly from your
                     investments)
  Maximum sales charge (load) imposed              None
  on purchases
  Maximum deferred sales charge (load)             None



               ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
  Management Fees                                 0.85%
  Distribution (12b-1) Fees                       0.00%
  Other Expenses                                  0.82%
  Acquired Fund Fees and Expenses                 0.01%
  TOTAL ANNUAL FUND OPERATING EXPENSES            1.68%
  Fee Waivers                                     0.18%
  TOTAL ANNUAL FUND OPERATING EXPENSES            1.50%
  AFTER FEE WAIVER/1/



1 The adviser has committed through February 28, 2011, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Funds' net operating expenses , excluding brokerage commissions, interest, taxes, extraordinary expenses and the expenses of any money market fund or other fund held by the Fund, do not exceed the net operating expense ratio of 1.49%. The committed net operating expense ratio may be increased or terminated only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated below and then either redeem all of your shares at the end of these periods or continue to hold them; your investment has a 5% return each year; and the Fund's operating expenses remain the same, although your actual costs may be higher or lower.



   1 Year      $           153
   3 Years     $           512
   5 Years     $           896
  10 Years     $         1,972


                                           SMALL CAP DISCIPLINED FUND SUMMARY 31

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 64% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES

We invest principally in small-capitalization companies that we believe are undervalued relative to the market based on discounted cash flows, earnings and asset value.We define small-capitalization companies as companies whose market capitalizations are substantially similar to those of companies in the Russell 2500TM Index. The range of the Russell 2500TM Index was $78 million to $3.9 billion, as of May 30, 2009, and is expected to change frequently. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We seek to take advantage of opportunities in the market created by investors who primarily focus on the short-term prospects of companies. To identify these opportunities,we follow a bottom-up investment process that focuses on three key elements - right company, right price, and right time. First, the right companies are defined as those that have solid assets with manageable debt levels in good industries. Secondly,we seek to buy these companies at the right price. To determine the right price,we carefully evaluate the potential upside reward as well as the potential downside risk in order to arrive at a reward/risk profile for every company considered. Lastly,we seek to buy these companies at the right time, which is typically when the prevailing market sentiment is low.We believe buying securities of a company when the prevailing sentiment is low allows us to limit the potential downside risk and allows us to participate in the potential upside price appreciation if the business fundamentals of the company improve. We consider selling a security when it appreciates to our target price without changes to the fundamentals of the underlying company,when the fundamentals deteriorate,when the security is forced out of the portfolio by a better idea, or when sentiment improves significantly. We may actively trade portfolio securities.

PRINCIPAL INVESTMENT RISKS


COUNTER-PARTY RISK. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.

DERIVATIVES RISK. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.


FOREIGN INVESTMENT RISK. Foreign investments face the potential of heightened illiquidity, greater price volatility and adverse effects of political, regulatory, tax, currency, economic or other macroeconomic developments.

ISSUER RISK. The value of a security may decline because of adverse events or circumstances that directly relate to conditions at the issuer or any entity providing it credit or liquidity support.

LEVERAGE RISK. Leverage created by borrowing or investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value.


LIQUIDITY RISK. A security may not be able to be sold at the time desired without adversely affecting the price.


MANAGEMENT RISK. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss. An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

REGULATORY RISK. Changes in government regulations may adversely affect the value of a security.

SMALLER COMPANY SECURITIES RISK. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than larger company stocks.

VALUE STYLE INVESTMENT RISK. Value stocks may lose value quickly and may be subject to prolonged depressed valuations.

 32 SMALL CAP DISCIPLINED FUND SUMMARY

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.


[GRAPHIC APPEARS HERE]


                               CALENDAR YEAR TOTAL RETURNS AS OF 12/31 EACH YEAR
                                  INVESTOR CLASS (Incepted on March 28, 2002)
 2003                                     2004        2005        2006       2007        2008        2009
62.53%                                   27.04%       -0.64%     18.43%       -4.79%     -34.32%    25.39%



             BEST AND WORST QUARTER
  Best Quarter:       Q2    2003       34.64%
  Worst Quarter:      Q4    2008      -26.85%



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/09                               1 YEAR       5 YEARS       LIFE OF FUND
 INVESTOR CLASS (Incepted on March 28,      25.39%        -1.60%           7.38%
  2002)
  Returns Before Taxes
 INVESTOR CLASS (Incepted on March 28,      25.39%        -2.60%           6.12%
  2002)
  Returns After Taxes on Distributions
 INVESTOR CLASS (Incepted on March 28,      16.51%        -1.72%           5.85%
  2002)
  Returns After Taxes on Distributions
and Sale of Fund Shares
 RUSSELL 2000 (Reg. TM) VALUE INDEX         20.58%        -0.01%           4.83%
  (reflects no deduction for expenses
  or taxes)



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes.Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.


                                           SMALL CAP DISCIPLINED FUND SUMMARY 33

FUND MANAGEMENT

  INVESTMENT
   ADVISER
 Wells Fargo
Funds
Management,
LLC


 SUB-ADVISER      PORTFOLIO MANAGER, TITLE/MANAGED SINCE
 Wells Capital    JAMES TRINGAS, CFA, CPA, Portfolio Manager / 2009
 Management      BRYANT VANCRONKHITE, CFA, CPA, Portfolio Manager / 2009
 Incorporated



For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Summary of Other Important Information Regarding Purchase and Sale of Fund Shares" beginning on page 47 of the Prospectus.


 34 SMALL CAP DISCIPLINED FUND SUMMARY

SMALL CAP GROWTH FUND SUMMARY
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Small Cap Growth Fund seeks long-term capital appreciation.

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund.



    SHAREHOLDER FEES (fees paid directly from your
                     investments)
  Maximum sales charge (load) imposed              None
  on purchases
  Maximum deferred sales charge (load)             None



               ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
  Management Fees                                 0.84%
  Distribution (12b-1) Fees                       0.00%
  Other Expenses                                  0.78%
  Acquired Fund Fees and Expenses                 0.01%
  TOTAL ANNUAL FUND OPERATING EXPENSES            1.63%
  Fee Waivers                                     0.13%
  TOTAL ANNUAL FUND OPERATING EXPENSES            1.50%
  AFTER FEE WAIVER/1/



1 The adviser has committed through February 28, 2011, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Funds' net operating expenses , excluding brokerage commissions, interest, taxes, extraordinary expenses and the expenses of any money market fund or other fund held by the Fund, do not exceed the net operating expense ratio of 1.49%. The committed net operating expense ratio may be increased or terminated only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated below and then either redeem all of your shares at the end of these periods or continue to hold them; your investment has a 5% return each year; and the Fund's operating expenses remain the same, although your actual costs may be higher or lower.



   1 Year      $           153
   3 Years     $           502
   5 Years     $           874
  10 Years     $         1,922


                                                SMALL CAP GROWTH FUND SUMMARY 35

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 76% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES

We invest principally in equity securities of small-capitalization companies that we believe have above-average growth potential.We define small-capitalization companies as those with market capitalizations at the time of purchase of less than $2 billion. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We focus our investment strategy on identifying and investing in rapidly growing small-capitalization companies that are in an early or transitional stage of their development, before their potential is discovered by the market. We build the Fund's portfolio by selecting companies that we consider to have successful business plans. We seek high growth, favorably valued securities and have a bias for growth companies with reasonable valuation. We maintain a disciplined approach to monitoring the valuation characteristics of the portfolio. We use a variety of criteria specific to a portfolio security to determine when we may potentially sell such security to avoid reacting to pressure caused by volatility in the broad small cap market. Such criteria may include a security reaching our target price (potentially as a result of an expansion of the price-earnings multiple or a change in our earnings estimate), the availability of a more favorable investment opportunity, or a drop in the price of a security below cost (after adjustment for major market declines).We may actively trade portfolio securities.

PRINCIPAL INVESTMENT RISKS


COUNTER-PARTY RISK. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.


DERIVATIVES RISK. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.

GROWTH STYLE INVESTMENT RISK. Growth stocks may be more expensive relative to the values of other stocks and carry potential for significant volatility and loss.

ISSUER RISK. The value of a security may decline because of adverse events or circumstances that directly relate to conditions at the issuer or any entity providing it credit or liquidity support.

LEVERAGE RISK. Leverage created by borrowing or investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value.


LIQUIDITY RISK. A security may not be able to be sold at the time desired without adversely affecting the price.


MANAGEMENT RISK. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss. An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

REGULATORY RISK. Changes in government regulations may adversely affect the value of a security.


SMALLER COMPANY SECURITIES RISK. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than larger company stocks.


 36 SMALL CAP GROWTH FUND SUMMARY

--------------------------------------------------------------------------------
PERFORMANCE

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.


[GRAPHIC APPEARS HERE]


                    CALENDAR YEAR TOTAL RETURNS AS OF 12/31 EACH YEAR
                       INVESTOR CLASS (Incepted on April 11, 2005)
  2000                            2001        2002        2003       2004      2005        2006       2007      2008       2009
-25.26%                          -12.80%     -29.63%     47.63%     13.44%     5.95%      22.05%      13.22%    -39.90%    50.54%



             BEST AND WORST QUARTER
  Best Quarter:       Q2    2009       25.31%
  Worst Quarter:      Q4    2008      -27.27%



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/09                               1 YEAR       5 YEARS       10 YEARS
 INVESTOR CLASS (Incepted on April 11,      50.54%        5.78%           0.17%
  2005)
  Returns Before Taxes
 INVESTOR CLASS (Incepted on April 11,      50.54%        4.03%          -1.36%
  2005)
  Returns After Taxes on Distributions
 INVESTOR CLASS (Incepted on April 11,      32.85%        4.30%          -0.43%
  2005)
  Returns After Taxes on Distributions
and Sale of Fund Shares
 RUSSELL 2000 (Reg. TM) GROWTH INDEX        34.47%        0.87%          -1.37%
  (reflects no deduction for expenses
  or taxes)



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes.Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.


                                                SMALL CAP GROWTH FUND SUMMARY 37

FUND MANAGEMENT

  INVESTMENT
   ADVISER
 Wells Fargo
Funds
Management,
LLC

 SUB-ADVISER      PORTFOLIO MANAGER, TITLE/MANAGED SINCE
 Wells Capital    JEROME "CAM" PHILPOTT, CFA, Portfolio Manager / 1993
 Management      STUART ROBERTS, Portfolio Manager / 1990
 Incorporated


For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Summary of Other Important Information Regarding Purchase and Sale of Fund Shares" beginning on page 47 of the Prospectus.


 38 SMALL CAP GROWTH FUND SUMMARY

SMALL CAP VALUE FUND SUMMARY
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Small Cap Value Fund seeks long-term capital appreciation.

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund.



    SHAREHOLDER FEES (fees paid directly from your
                     investments)
  Maximum sales charge (load) imposed              None
  on purchases
  Maximum deferred sales charge (load)             None



               ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
  Management Fees                                 0.81%
  Distribution (12b-1) Fees                       0.00%
  Other Expenses                                  0.74%
  Acquired Fund Fees and Expenses                 0.02%
  TOTAL ANNUAL FUND OPERATING EXPENSES            1.57%
  Fee Waivers                                     0.19%
  TOTAL ANNUAL FUND OPERATING EXPENSES            1.38%
  AFTER FEE WAIVER/1/



1 The adviser has committed through February 28, 2011, to waive fees and/or reimburse expenses to the extent necessary to maintain the Funds' net operating expense ratio, excluding brokerage commissions, interest, taxes, extraordinary expenses and the expenses of any money market fund or other fund held by the Fund, do not exceed the net operating expense ratio of 1.36%. After this time, the net operating expense ratio may be increased or terminated only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated below and then either redeem all of your shares at the end of these periods or continue to hold them; your investment has a 5% return each year; and the Fund's operating expenses remain the same, although your actual costs may be higher or lower.



   1 Year      $           140
   3 Years     $           477
   5 Years     $           837
  10 Years     $         1,851


                                                 SMALL CAP VALUE FUND SUMMARY 39

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 27% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES

We invest principally in equity securities of small-capitalization companies, which we define as companies with market capitalizations within the range of the Russell 2500TM Index. The market capitalization range of the Russell 2500TM Index was $78 million to $3.9 billion, as of May 30, 2009, and is expected to change frequently. We may also invest in equity securities of foreign issuers through ADRs and similar investments. As a hedging strategy, the Fund may write put and call options, meaning that the Fund sells an option to another party giving that party the right to either sell a stock to (put) or buy a stock from
(call) the Fund at a predetermined price in the future. Whether or not this hedging strategy is successful depends on a variety of factors, particularly our ability to predict movements of the price of the hedged stock. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return. We reserve the right to hedge the portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.


We employ a multi-faceted investment process that consists of quantitative idea generation and rigorous fundamental research. This process involves identifying companies that we believe exhibit attractive valuation characteristics and warrant further research. We then conduct fundamental research to find securities in small-capitalization companies with a positive dynamic for change that could move the price of such securities higher. The positive dynamic may include a change in management team, a new product or service, corporate restructuring, an improved business plan, a change in the regulatory environment, or the right time for the industry in its market cycle. We typically sell a security when its fundamentals deteriorate, its relative valuation versus the peer group and market becomes expensive, or for risk management considerations. We believe the combination of buying the securities of undervalued small-capitalization companies with positive dynamics for change limits our downside risk while allowing us to potentially participate in significant upside appreciation in the price of such securities.

PRINCIPAL INVESTMENT RISKS

COUNTER-PARTY RISK. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.

CURRENCY HEDGING RISK. An investment transacted in a foreign currency may lose value due to fluctuations in the rate of exchange.

DERIVATIVES RISK. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.

FOREIGN INVESTMENT RISK. Foreign investments face the potential of heightened illiquidity, greater price volatility and adverse effects of political, regulatory, tax, currency, economic or other macroeconomic developments.

ISSUER RISK. The value of a security may decline because of adverse events or circumstances that directly relate to conditions at the issuer or any entity providing it credit or liquidity support.

LEVERAGE RISK. Leverage created by borrowing or investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value.


LIQUIDITY RISK. A security may not be able to be sold at the time desired without adversely affecting the price.


MANAGEMENT RISK. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss. An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

REGULATORY RISK. Changes in government regulations may adversely affect the value of a security.

SMALLER COMPANY SECURITIES RISK. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than larger company stocks.

VALUE STYLE INVESTMENT RISK. Value stocks may lose value quickly and may be subject to prolonged depressed valuations.

 40 SMALL CAP VALUE FUND SUMMARY

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.


[GRAPHIC APPEARS HERE]


                   CALENDAR YEAR TOTAL RETURNS AS OF 12/31 EACH YEAR
                     INVESTOR CLASS (Incepted on December 31, 1997)
 2000                           2001       2002        2003       2004      2005        2006       2007        2008       2009
26.34%                         17.99%      -6.13%     48.70%     20.09%    15.03%      12.99%      10.32%      -38.31%    51.90%



             BEST AND WORST QUARTER
  Best Quarter:       Q2    2003       22.53%
  Worst Quarter:      Q4    2008      -24.88%



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/09                               1 YEAR       5 YEARS       10 YEARS
 INVESTOR CLASS (Incepted on December       51.90%          6.08%        12.88%
  31, 1997)
  Returns Before Taxes
 INVESTOR CLASS (Incepted on December       51.63%          4.94%        12.00%
  31, 1997)
  Returns After Taxes on Distributions
 INVESTOR CLASS (Incepted on December       33.73%          5.17%        11.48%
  31, 1997)
  Returns After Taxes on Distributions
and Sale of Fund Shares
 RUSSELL 2000 (Reg. TM) VALUE INDEX         20.58%         -0.01%         8.27%
  (reflects no deduction for expenses
  or taxes)



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes.Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.


                                                 SMALL CAP VALUE FUND SUMMARY 41

FUND MANAGEMENT

  INVESTMENT
   ADVISER
 Wells Fargo
Funds
Management,
LLC


 SUB-ADVISER      PORTFOLIO MANAGER, TITLE/MANAGED SINCE
 Wells Capital    I. CHARLES RINALDI, Portfolio Manager / 1997
 Management
 Incorporated



For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Summary of Other Important Information Regarding Purchase and Sale of Fund Shares" beginning on page 47 of the Prospectus.


 42 SMALL CAP VALUE FUND SUMMARY

SMALL/MID CAP VALUE FUND SUMMARY
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Small/Mid Cap Value Fund seeks long-term capital appreciation.

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund.



    SHAREHOLDER FEES (fees paid directly from your
                     investments)
  Maximum sales charge (load) imposed              None
  on purchases
  Maximum deferred sales charge (load)             None



               ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
  Management Fees                                 0.85%
  Distribution (12b-1) Fees                       0.00%
  Other Expenses                                  0.82%
  Acquired Fund Fees and Expenses                 0.01%
  TOTAL ANNUAL FUND OPERATING EXPENSES            1.68%
  Fee Waivers                                     0.18%
  TOTAL ANNUAL FUND OPERATING EXPENSES            1.50%
  AFTER FEE WAIVER/1/



1 The adviser has committed through February 28, 2011, to waive fees and/or reimburse expenses to the extent necessary to ensure that Funds' net operating expenses , excluding brokerage commissions, interest, taxes, extraordinary expenses and the expenses of any money market fund or other fund held by the Fund, do not exceed the net operating expense ratio of 1.49%. The committed net operating expense ratio may be increased or terminated only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated below and then either redeem all of your shares at the end of these periods or continue to hold them; your investment has a 5% return each year; and the Fund's operating expenses remain the same, although your actual costs may be higher or lower.



   1 Year      $           153
   3 Years     $           512
   5 Years     $           896
  10 Years     $         1,972


                                             SMALL/MID CAP VALUE FUND SUMMARY 43

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 35% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES

We invest principally in equity securities of small-and medium capitalization companies, which we define as companies with market capitalizations within the range of the Russell 2500TM Index.The market capitalization range of the Russell 2500TM Index was $78 million to $3.9 billion, as of May 30, 2009, and is expected to change frequently.We may also invest in equity securities of foreign issuers through ADRs and similar investments.As a hedging strategy, the Fund may write put and call options,meaning that the Fund sells an option to another party giving that party the right to either sell a stock to (put) or buy a stock from (call) the Fund at a predetermined price in the future.Whether or not this hedging strategy is successful depends on a variety of factors, particularly our ability to predict movements of the price of the hedged stock. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We employ a multi-faceted investment process that consists of quantitative idea generation and rigorous fundamental research. This process involves identifying companies that we believe exhibit attractive valuation characteristics and warrant further research. We then conduct fundamental research to find securities in small- and medium-capitalization companies with a positive dynamic for change that could move the price of such securities higher. The positive dynamic may include a change in management team, a new product or service, corporate restructuring, an improved business plan, a change in the regulatory environment, or the right time for the industry in its market cycle. We typically sell a security when its fundamentals deteriorate, its relative valuation versus the peer group and market becomes expensive, or for risk management considerations.We believe the combination of buying the securities of undervalued small and medium capitalization companies with positive dynamics for change limits our downside risk while allowing us to potentially participate in significant upside appreciation in the price of such securities.

PRINCIPAL INVESTMENT RISKS

COUNTER-PARTY RISK. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.


DERIVATIVES RISK. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.


FOREIGN INVESTMENT RISK. Foreign investments face the potential of heightened illiquidity, greater price volatility and adverse effects of political, regulatory, tax, currency, economic or other macroeconomic developments.

ISSUER RISK. The value of a security may decline because of adverse events or circumstances that directly relate to conditions at the issuer or any entity providing it credit or liquidity support.

LEVERAGE RISK. Leverage created by borrowing or investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value.


LIQUIDITY RISK. A security may not be able to be sold at the time desired without adversely affecting the price.


MANAGEMENT RISK. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss. An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

REGULATORY RISK. Changes in government regulations may adversely affect the value of a security.

SMALLER COMPANY SECURITIES RISK. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than larger company stocks.

VALUE STYLE INVESTMENT RISK. Value stocks may lose value quickly and may be subject to prolonged depressed valuations.

 44 SMALL/MID CAP VALUE FUND SUMMARY

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.


[GRAPHIC APPEARS HERE]


                            CALENDAR YEAR TOTAL RETURNS AS OF 12/31 EACH YEAR
                               INVESTOR CLASS (Incepted on March 28, 2002)
 2003                                     2004        2005        2006       2007      2008       2009
58.44%                                   19.37%      13.32%      13.41%      -1.09%    -43.92%    60.84%



             BEST AND WORST QUARTER
  Best Quarter:       Q3    2009       25.35%
  Worst Quarter:      Q4    2008      -30.53%



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/09                               1 YEAR       5 YEARS       LIFE OF FUND
 INVESTOR CLASS (Incepted on March 28,      60.84%        2.77%            6.61%
  2002)
  Returns Before Taxes
 INVESTOR CLASS (Incepted on March 28,      60.50%        2.08%            6.08%
  2002)
  Returns After Taxes on Distributions
 INVESTOR CLASS (Incepted on March 28,      39.54%        2.21%            5.66%
  2002)
  Returns After Taxes on Distributions
and Sale of Fund Shares
 RUSSELL 2500TM VALUE INDEX                 27.68%        0.84%            5.59%
  (reflects no deduction for expenses
  or taxes)



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes.Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.


                                             SMALL/MID CAP VALUE FUND SUMMARY 45

FUND MANAGEMENT

  INVESTMENT
   ADVISER
 Wells Fargo
Funds
Management,
LLC


 SUB-ADVISER      PORTFOLIO MANAGER, TITLE/MANAGED SINCE
 Wells Capital    ERIK C. ASTHEIMER, Portfolio Manager / 2008
 Management      I. CHARLES RINALDI, Portfolio Manager / 1997
 Incorporated    MICHAEL SCHNEIDER, CFA, Portfolio Manager / 2008



For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Summary of Other Important Information Regarding Purchase and Sale of Fund Shares" beginning on page 47 of the Prospectus.


 46 SMALL/MID CAP VALUE FUND SUMMARY

SUMMARY OF OTHER IMPORTANT INFORMATION REGARDING PURCHASE AND SALE OF FUND
SHARES

TRANSACTION POLICIES


 BUYING FUND SHARES                    TO PLACE ORDERS OR REDEEM SHARES
------------------------------------- --------------------------------------------
 MINIMUM INITIAL INVESTMENT            MAIL: WELLS FARGO ADVANTAGE FUNDS
 Investor Class: $2,500               P.O. Box 8266
                                      Boston, MA 02266-8266
 MINIMUM ADDITIONAL INVESTMENT        INTERNET: www.wellsfargo.com/advantagefunds
    $100                              PHONE OR WIRE: 1-800-222-8222
 See HOW TO BUY SHARES beginning on   IN PERSON: Investor Center
  page 85 of the
 Prospectus                           100 Heritage Reserve
                                      Menomonee Falls,WI 53051.

                                      CONTACT YOUR FINANCIAL PROFESSIONAL.



In general, you can buy or sell shares of the Fund by mail, internet, phone, wire or in person on any business day. You also may buy and sell shares through a financial professional.


TAX INFORMATION

Any distributions you receive from the Fund may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax advantaged investment plan.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Consult your salesperson or visit your financial intermediary's Web site for more information.

SUMMARY OF OTHER IMPORTANT INFORMATION REGARDING PURCHASE AND SALE OF FUND
                                                                       SHARES 47

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

The Funds are distributed by Wells Fargo Funds Distributor, LLC, a member of FINRA/SIPC, and an affiliate of Wells Fargo & Company. Securities Investor Protection Corporation ("SIPC") information and brochure are available at www.SIPC.org or by calling SIPC at (202)371-8300.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about certain Funds within the WELLS FARGO ADVANTAGE FUNDS (Reg. TM) family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-advisers, or the portfolio managers. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENTS AND PRINCIPAL INVESTMENT STRATEGIES The investment objective of each Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

o  what the Fund is trying to achieve;

o  how we intend to invest your money; and

o what makes the Fund different from the other Funds offered in this Prospectus.

This section also provides a summary of each Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of the Funds, except for the Discovery Fund, the Enterprise Fund and the Opportunity Fund, concerning "80% of the Funds' net assets" may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the principal risk factors for each Fund . A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.

--------------------------------------------------------------------------------
MASTER/GATEWAY (Reg. TM)/ /STRUCTURE
At the discretion of the Board of Trustees, the Mid Cap Growth Fund and Small Cap Value Fund each have the potential of becoming a gateway fund in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios or other Funds of WELLS FARGO ADVANTAGE FUNDS to achieve its investment objective. Multiple gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios by sharing the costs and benefits of a larger pool of assets. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public, and the services provided and the fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios.

                                                         KEY FUND INFORMATION 49

C&B MID CAP VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Cooke & Bieler, L.P.

PORTFOLIO MANAGERS
Kermit S. Eck, CFA
Daren C. Heitman, CFA
Steve Lyons, CFA
Michael M. Meyer, CFA
Edward W. O'Connor, CFA
R. James O'Neil, CFA
Mehul Trivedi, CFA

FUND INCEPTION:
02/18/1998
INVESTOR CLASS:
Ticker: CBMDX
Fund Number: 1860

INVESTMENT OBJECTIVE
The C&B Mid Cap Value Fund seeks maximum long-term total return (current income and capital appreciation), consistent with minimizing risk to principal.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of mid-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We invest principally in equity securities of mid-capitalization companies, which we define as securities of companies with market capitalizations ranging from $500 million to $10 billion. We manage a relatively focused portfolio of 30 to 50 companies that enables us to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We select securities for the portfolio based on an analysis of a company's financial characteristics and an assessment of the quality of a company's management. In selecting a company, we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company's top management, customers and suppliers. We believe our assessment of business quality and emphasis on valuation will protect the portfolio's assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets. We regularly review the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamentals of the business, or we have identified a more attractive investment opportunity.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 50 C&B MID CAP VALUE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Derivatives Risk
   o Issuer Risk

   o Issuer Concentration Risk

   o Leverage Risk
   o Liquidity Risk

   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Smaller Company Securities Risk
   o Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                       C&B MID CAP VALUE FUND 51

COMMON STOCK FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGER
Ann M. Miletti

FUND INCEPTION:
12/29/1989
INVESTOR CLASS:
Ticker: STCSX
Fund Number: 3219

INVESTMENT OBJECTIVE
The Common Stock Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o  at least 80% of the Fund's net assets in common stocks; and

o up to 25% of the Fund's total assets in equity securities of foreign issuers, including ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We invest principally in common stocks of small-and medium-capitalization foreign and domestic companies, which we define as those with market capitalizations falling within the ranges of the Russell 2000 (Reg. TM) Index and the Russell Midcap (Reg. TM) Index. The ranges of the Russell 2000 (Reg.
TM) Index and the Russell Midcap (Reg. TM) Index were $78 million to $1.7 billion and $829 million to $12.2 billion respectively, as of May 30, 2009, and are expected to change frequently. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return. We reserve the right to hedge the portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.


We invest principally in common stocks of small-and medium-capitalization companies that we believe are underpriced yet have attractive growth prospects. Our analysis is based on the determination of a company's "private market value," which is the price an investor would be willing to pay for the entire company. We determine a company's private market value based upon several different types of analysis. We carry out a fundamental analysis of a company's cash flows, asset valuations, competitive factors, and other industry specific factors. We also gauge the company's management strength, financial health, and growth potential in determining a company's private market value. We place an emphasis on company management, even meeting with management in certain situations. Finally, we focus on the long-term strategic direction of the company. We then compare the private market value as determined by these factors to the company's public market capitalization, and invest in the securities of those companies where we believe there is a significant gap between the two.

We may sell an investment when its price no longer compares favorably with the company's private market value. In addition, we may choose to sell an investment where the fundamentals deteriorate or the strategy of the management or the management itself changes.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 52 COMMON STOCK FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Currency Hedging Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Smaller Company Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                            COMMON STOCK FUND 53

DISCOVERY FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
James M. Leach, CFA
Thomas J. Pence, CFA

FUND INCEPTION:
12/31/1987
INVESTOR CLASS:
Ticker: STDIX
Fund Number: 3217

INVESTMENT OBJECTIVE
The Discovery Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's total assets in equity securities of small- and medium- capitalization companies; and

o up to 25% of the Fund's total assets in equity securities of foreign issuers through ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We invest in equity securities of small- and medium-capitalization companies that we believe offer favorable opportunities for growth.We define small- and medium capitalization companies as those with market capitalizations at the time of purchase within the range of Russell Midcap (Reg. TM) Index, which ranged from $829 million to $12.2 billion as of May 30, 2009, and is expected to change frequently.We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We seek to identify companies that have the prospect for improving sales and earnings growth rates, enjoy a competitive advantage (for example, dominant market share) and that we believe have effective management with a history of making investments that are in the best interests of shareholders (for example, companies with a history of earnings and sales growth that are in excess of total asset growth). We pay particular attention to balance sheet metrics such as changes in working capital, property, plant and equipment growth, inventory levels, accounts receivable, and acquisitions. We also look at how management teams allocate capital in order to drive future cash flow. We typically use a discounted cash flow model to assess a firm's intrinsic value in order to set price objectives. In addition to meeting with management, we take a surround the company approach by surveying a company's vendors, distributors, competitors and customers to obtain multiple perspectives that help us make better investment decisions. Portfolio holdings are continuously monitored for changes in fundamentals. The team seeks a favorable risk/reward relationship to fair valuation, which we define as the value of the company (I.E. our price target for the stock) relative to where the stock is currently trading. We may invest in any sector, and at times we may emphasize one or more particular sectors. We may choose to sell a holding when it no longer offers favorable growth prospects or to take advantage of a better investment opportunity. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 54 DISCOVERY FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Growth Style Investment Risk
   o Issuer Risk

   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Smaller Company Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                               DISCOVERY FUND 55

ENTERPRISE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
James M. Leach, CFA
Thomas J. Pence, CFA

FUND INCEPTION:
09/30/1998
INVESTOR CLASS:
Ticker: SENTX
Fund Number: 3251

INVESTMENT OBJECTIVE
The Enterprise Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of medium-capitalization companies; and

o up to 25% of the Fund's total assets in equity securities of foreign issuers through ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We invest in equity securities of companies of any size, although we invest principally in the equity securities of medium-capitalization companies. We define medium-capitalization companies as securities of companies with market capitalization within the range of the Russell Midcap (Reg. TM) Index, which ranged from $829 million to $12.2 billion as of May 30, 2009, and is expected to change frequently. We may also invest in foreign securities through ADRs and similar investments. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We seek to identify companies that have the prospect for improving sales and earnings growth rates, enjoy a competitive advantage (for example, dominant market share) and that we believe have effective management with a history of making investments that are in the best interests of shareholders (for example, companies with a history of earnings and sales growth that are in excess of total asset growth). We pay particular attention to balance sheet metrics such as changes in working capital, property, plant and equipment growth, inventory levels, accounts receivable, and acquisitions. We also look at how management teams allocate capital in order to drive future cash flow. We typically use a discounted cash flow model to assess a firm's intrinsic value in order to set price objectives. In addition to meeting with management, we take a surround the company approach by surveying a company's vendors, distributors, competitors and customers to obtain multiple perspectives that help us make better investment decisions. Portfolio holdings are continuously monitored for changes in fundamentals. The team seeks a favorable risk/reward relationship to fair valuation, which we define as the value of the company (I.E., our price target for the stock) relative to where the stock is currently trading. We may invest in any sector, and at times we may emphasize one or more particular sectors. We may choose to sell a holding when it no longer offers favorable growth prospects or to take advantage of a better investment opportunity. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 56 ENTERPRISE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Growth Style Investment Risk
   o Issuer Risk

   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Smaller Company Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                              ENTERPRISE FUND 57

MID CAP DISCIPLINED FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGER
James M. Tringas, CFA, CPA
Bryant VanCronkhite, CFA, CPA

FUND INCEPTION:
12/31/1998
INVESTOR CLASS:
Ticker: SMCDX
Fund Number: 3255

INVESTMENT OBJECTIVE
The Mid Cap Disciplined Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of medium-capitalization companies; and

o up to 25% of the Fund's total assets in equity securities of foreign issuers, including ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We invest principally in equity securities of medium-capitalization companies which we define as securities of companies with market capitalizations within the range of the Russell Midcap (Reg. TM) Index. The market capitalization range of the Russell Midcap Index (Reg. TM) was $829 million to $12.2 billion, as of May 30, 2009, and is expected to change frequently. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We seek to take advantage of opportunities in the market created by investors who primarily focus on the short-term prospects of companies. To identify these opportunities, we follow a bottom-up investment process that focuses on three key elements - right company, right price, and right time. First, the right companies are defined as those that have solid assets with manageable debt levels in good industries. Secondly, we seek to buy these companies at the right price. To determine the right price, we carefully evaluate the potential upside reward as well as the potential downside risk in order to arrive at a reward/risk profile for every company considered. Lastly, we seek to buy these companies at the right time, which is typically when the prevailing market sentiment is low. We believe buying securities of a company when the prevailing sentiment is low allows us to limit the potential downside risk and allows us to participate in the potential upside price appreciation if the business fundamentals of the company improve. We consider selling a security when it appreciates to our target price without changes to the fundamentals of the underlying company, when the fundamentals deteriorate, when the security is forced out of the portfolio by a better idea, or when sentiment improves significantly. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 58 MID CAP DISCIPLINED FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk

   o Derivatives Risk

   o Foreign Investment Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Smaller Company Securities Risk
   o Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                     MID CAP DISCIPLINED FUND 59

MID CAP GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Jerome "Cam" Philpott, CFA
Stuart Roberts

FUND INCEPTION:
12/30/1994
INVESTOR CLASS:
Ticker: WFMZX
Fund Number: 3282

INVESTMENT OBJECTIVE
The Mid Cap Growth Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of medium-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We invest principally in equity securities of medium-capitalization companies that we believe have above-average growth potential. We define medium-capitalization companies as those with market capitalizations at the time of purchase within the range of Russell Midcap (Reg. TM) Index, which ranged from $829 million to $12.2 billion as of May 30, 2009, and is expected to change frequently. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We focus our investment strategy on identifying and investing in medium-capitalization companies that we believe continue to provide consistent growth potential. We build the Fund's portfolio from the bottom-up selecting medium-capitalization companies that we consider to have successful business plans. We seek high growth, favorably valued securities and have a bias for growth companies with reasonable valuation. We maintain a disciplined approach to monitoring the valuation characteristics of the portfolio. We use a variety of criteria specific to a given portfolio security to determine when we may potentially sell such security so that we avoid reacting to pressure caused by volatility in the broad mid cap market. Such criteria may include a security reaching our target price, (potentially as a result of an expansion of the price-earnings multiple or a change in our earnings estimate), the availability of a more favorable investment opportunity, or a drop in the price of a security below cost (after adjustment for major market declines). We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 60 MID CAP GROWTH FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.


   o Counter-Party Risk

   o Derivatives Risk
   o Growth Style Investment Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Smaller Company Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                          MID CAP GROWTH FUND 61

OPPORTUNITY FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGER
Ann M. Miletti

FUND INCEPTION:
12/31/1985
INVESTOR CLASS:
Ticker: SOPFX
Fund Number: 3212

INVESTMENT OBJECTIVE
The Opportunity Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o  at least 80% of the Fund's total assets in equity securities; and

o up to 25% of the Fund's total assets in equity securities of foreign issuers, including ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We invest principally in equity securities of medium-capitalization companies, which we define as those within the range of market capitalizations of companies in the Russell Midcap (Reg. TM) Index. The range of the Russell Midcap (Reg. TM) Index was $829 million to $12.2 billion as of May 30, 2009, and is expected to change frequently. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return. We reserve the right to hedge the portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.


We invest in equity securities of medium-capitalization companies that we believe are under-priced yet have attractive growth prospects. Our analysis is based on the determination of a company's "private market value," which is the price an investor would be willing to pay for the entire company. We determine a company's private market value based upon several types of analysis. We carry out a fundamental analysis of a company's cash flows, asset valuations, competitive situation and industry specific factors. We also gauge the company's management strength, financial health, and growth potential in determining a company's private market value. We place an emphasis on a company's management, even meeting with management in certain situations. Finally, we focus on the long-term strategic direction of a company. We then compare the private market value as determined by these factors to the company's public market capitalization, and invest in the equity securities of those companies where we believe there is a significant gap between the two.

We may sell an investment when its market price no longer compares favorably with the company's private market value. In addition, we may choose to sell an investment where the fundamentals deteriorate or the strategy of the management or the management itself changes.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 62 OPPORTUNITY FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk

   o Derivatives Risk

   o Foreign Investment Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Smaller Company Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                             OPPORTUNITY FUND 63

SMALL CAP DISCIPLINED FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGER
James M. Tringas, CFA, CPA
Bryant VanCronkhite, CFA, CPA

FUND INCEPTION:
03/28/2002
INVESTOR CLASS:
Ticker: SCOVX
Fund Number: 3205

INVESTMENT OBJECTIVE
The Small Cap Disciplined Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of small-capitalization companies; and

o up to 25% of the Fund's total assets in equity securities of foreign issuers, including ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We invest principally in small-capitalization companies that we believe are undervalued relative to the market based on discounted cash flows, earnings and asset value. We define small-capitalization companies as companies whose market capitalizations are substantially similar to those of companies in the Russell 2500TM Index. The range of the Russell 2500TM Index was $78 million to $3.9 billion, as of May 30, 2009, and is expected to change frequently. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We seek to take advantage of opportunities in the market created by investors who primarily focus on the short-term prospects of companies. To identify these opportunities, we follow a bottom-up investment process that focuses on three key elements - right company, right price, and right time. First, the right companies are defined as those that have solid assets with manageable debt levels in good industries. Secondly, we seek to buy these companies at the right price. To determine the right price, we carefully evaluate the potential upside reward as well as the potential downside risk in order to arrive at a reward/risk profile for every company considered. Lastly, we seek to buy these companies at the right time, which is typically when the prevailing market sentiment is low. We believe buying securities of a company when the prevailing sentiment is low allows us to limit the potential downside risk and allows us to participate in the potential upside price appreciation if the business fundamentals of the company improve. We consider selling a security when it appreciates to our target price without changes to the fundamentals of the underlying company, when the fundamentals deteriorate, when the security is forced out of the portfolio by a better idea, or when sentiment improves significantly. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 64 SMALL CAP DISCIPLINED FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.


   o Counter-Party Risk
   o Derivatives Risk

   o Foreign Investment Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk

   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Smaller Company Securities Risk
   o Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                   SMALL CAP DISCIPLINED FUND 65

SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Jerome "Cam" Philpott, CFA
Stuart Roberts

FUND INCEPTION:
07/13/1990
INVESTOR CLASS:
Ticker: WFSZX
Fund Number: 3284
(THIS FUND IS CLOSED TO NEW INVESTORS.)

INVESTMENT OBJECTIVE
The Small Cap Growth Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of small-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We invest principally in equity securities of small-capitalization companies that we believe have above-average growth potential. We define small-capitalization companies as those with market capitalizations at the time of purchase of less than $2 billion. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We focus our investment strategy on identifying and investing in rapidly growing small-capitalization companies that are in an early or transitional stage of their development, before their potential is discovered by the market. We build the Fund's portfolio by selecting companies that we consider to have successful business plans. We seek high growth, favorably valued securities and have a bias for growth companies with reasonable valuation. We maintain a disciplined approach to monitoring the valuation characteristics of the portfolio. We use a variety of criteria specific to a portfolio security to determine when we may potentially sell such security to avoid reacting to pressure caused by volatility in the broad small cap market. Such criteria may include a security reaching our target price (potentially as a result of an expansion of the price-earnings multiple or a change in our earnings estimate), the availability of a more favorable investment opportunity, or a drop in the price of a security below cost (after adjustment for major market declines). We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 66 SMALL CAP GROWTH FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.


   o Counter-Party Risk

   o Derivatives Risk
   o Growth Style Investment Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Smaller Company Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                        SMALL CAP GROWTH FUND 67

SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGER
I. Charles Rinaldi

FUND INCEPTION:
12/31/1997
INVESTOR CLASS:

Ticker: SSMVX
Fund Number: 3246


INVESTMENT OBJECTIVE
The Small Cap Value Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of small-capitalization companies; and

o up to 30% of the Fund's total assets in equity securities of foreign issuers, including ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We invest principally in equity securities of small-capitalization companies, which we define as companies with market capitalizations within the range of the Russell 2500TM Index. The market capitalization range of the Russell 2500TM Index was $78 million to $3.9 billion, as of May 30, 2009, and is expected to change frequently. We may also invest in equity securities of foreign issuers through ADRs and similar investments. As a hedging strategy, the Fund may write put and call options, meaning that the Fund sells an option to another party giving that party the right to either sell a stock to (put) or buy a stock from
(call) the Fund at a predetermined price in the future. Whether or not this hedging strategy is successful depends on a variety of factors, particularly our ability to predict movements of the price of the hedged stock. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return. We reserve the right to hedge the portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.


We employ a multi-faceted investment process that consists of quantitative idea generation and rigorous fundamental research. This process involves identifying companies that we believe exhibit attractive valuation characteristics and warrant further research. We then conduct fundamental research to find securities in small-capitalization companies with a positive dynamic for change that could move the price of such securities higher. The positive dynamic may include a change in management team, a new product or service, corporate restructuring, an improved business plan, a change in the regulatory environment, or the right time for the industry in its market cycle. We typically sell a security when its fundamentals deteriorate, its relative valuation versus the peer group and market becomes expensive, or for risk management considerations. We believe the combination of buying the securities of undervalued small-capitalization companies with positive dynamics for change limits our downside risk while allowing us to potentially participate in significant upside appreciation in the price of such securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 68 SMALL CAP VALUE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Currency Hedging Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Smaller Company Securities Risk
   o Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                         SMALL CAP VALUE FUND 69

SMALL/MID CAP VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGER
Erik C. Astheimer
I. Charles Rinaldi
Michael Schneider, CFA

FUND INCEPTION:
03/28/2002
INVESTOR CLASS:
Ticker: SMMVX
Fund Number: 3207

INVESTMENT OBJECTIVE
The Small/Mid Cap Value Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of small- and medium-capitalization companies; and

o up to 30% of the Fund's total assets in equity securities of foreign issuers, including ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We invest principally in equity securities of small-and medium capitalization companies, which we define as companies with market capitalizations within the range of the Russell 2500TM Index. The market capitalization range of the Russell 2500TM Index was $78 million to $3.9 billion, as of May 30, 2009, and is expected to change frequently. We may also invest in equity securities of foreign issuers through ADRs and similar investments. As a hedging strategy, the Fund may write put and call options,meaning that the Fund sells an option to another party giving that party the right to either sell a stock to (put) or buy a stock from (call) the Fund at a predetermined price in the future.Whether or not this hedging strategy is successful depends on a variety of factors, particularly our ability to predict movements of the price of the hedged stock. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We employ a multi-faceted investment process that consists of quantitative idea generation and rigorous fundamental research. This process involves identifying companies that we believe exhibit attractive valuation characteristics and warrant further research. We then conduct fundamental research to find securities in small- and medium-capitalization companies with a positive dynamic for change that could move the price of such securities higher. The positive dynamic may include a change in management team, a new product or service, corporate restructuring, an improved business plan, a change in the regulatory environment, or the right time for the industry in its market cycle. We typically sell a security when its fundamentals deteriorate, its relative valuation versus the peer group and market becomes expensive, or for risk management considerations. We believe the combination of buying the securities of undervalued small and medium capitalization companies with positive dynamics for change limits our downside risk while allowing us to potentially participate in significant upside appreciation in the price of such securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 70 SMALL/MID CAP VALUE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.


   o Counter-Party Risk

   o Derivatives Risk
   o Foreign Investment Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk

   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Smaller Company Securities Risk
   o Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                     SMALL/MID CAP VALUE FUND 71

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for each Fund have been previously identified and are described below. Additional information about the principal risks is included in the Statement of Additional Information.

ACTIVE TRADING RISK            Frequent trading will result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains, which are taxable to you as ordinary income when distributed by the Fund.

COUNTER-PARTY RISK             When a Fund enters into a repurchase agreement, an agreement where it buys a security from a seller that agrees to repurchase the security at an agreed upon price and time, the
                               Fund is exposed to the risk that the other party will not fulfill its contractual obligation.
                               Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.

CURRENCY HEDGING RISK          An investment transacted in a foreign currency may lose value due to fluctuations in the rate of exchange. To manage currency exposure, a Fund may purchase currency futures or enter into forward currency contracts to "lock in" the U.S. dollar price of the security. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future price set at the time of the contract. Similar to a forward currency contract, currency futures contracts are standardized for the convenience of market participants and quoted on an exchange. To reduce the risk of one party to the contract defaulting, the accrued profit or loss from a futures contract is calculated and paid on a daily basis rather than on the maturity of the contract.

DERIVATIVES RISK               The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                               For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 72 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

FOREIGN INVESTMENT RISK        Foreign investments, including American Depositary Receipts (ADRs) and similar investments, are subject to more risks than U.S. domestic investments. These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. In addition, amounts realized on sales or distributions of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities. Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates. Such fluctuations may reduce the value of the investment. Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.

GROWTH STYLE INVESTMENT RISK   Growth stocks can perform differently from the market as a whole and from other types of stocks. Growth stocks may be designated as such and purchased based on the premise that the market will eventually reward a given company's long-term earnings growth with a higher stock price when that company's earnings grow faster than both inflation and the economy in general. Thus a growth style investment strategy attempts to identify companies whose earnings may or are growing at a rate faster than inflation and the economy. While growth stocks may react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks by rising in price in certain environments, growth stocks also tend to be sensitive to changes in the earnings of their underlying companies and more volatile than other types of stocks, particularly over the short term. Furthermore, growth stocks may be more expensive relative to their current earnings or assets compared to the values of other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall. Finally, during periods of adverse economic and market conditions, the stock prices of growth stocks may fall despite favorable earnings trends.

ISSUER RISK                    The value of a security may decline for a number of reasons that directly relate to the issuer or an entity providing credit support or liquidity support, such as management performance, financial leverage, and reduced demand for the issuer's goods, services or securities.

ISSUER CONCENTRATION RISK      Since the Fund tends to invest in a smaller number of stocks than do many other similar mutual funds, changes in the value of individual stocks held by the Fund may have a larger impact on the Fund's net asset value than if the Fund were more broadly invested.

LEVERAGE RISK                  Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

LIQUIDITY RISK                 A security may not be sold at the time desired or without adversely affecting the price.


                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 73

MANAGEMENT RISK                We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor does anyone we contract with to provide services, such as selling agents or investment advisers, promise to make good on any such losses.

MARKET RISK                    The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value or become illiquid due to factors affecting securities markets generally or particular industries represented in the securities markets.
                               The value or liquidity of a security may decline or become illiquid due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline or become illiquid due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline or become illiquid in value simultaneously.

REGULATORY RISK                Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.

SMALLER COMPANY SECURITIES     Securities of companies with smaller market capitalizations tend to be more volatile and less
RISK                           liquid than larger company stocks. Smaller companies may have no or relatively short operating histories, or be newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.

VALUE STYLE INVESTMENT RISK    Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks may be purchased based upon the belief that a given security may be out of favor. Value investing seeks to identify stocks that have depressed valuations, based upon a number of factors which are thought to be temporary in nature, and to sell them at superior profits when their prices rise in response to resolution of the issues which caused the valuation of the stock to be depressed. While certain value stocks may increase in value more quickly during periods of anticipated economic upturn, they may also lose value more quickly in periods of anticipated economic downturn. Furthermore, there is the risk that the factors which caused the depressed valuations are longer term or even permanent in nature, and that there will not be any rise in valuation. Finally, there is the increased risk in such situations that such companies may not have sufficient resources to continue as ongoing businesses, which would result in the stock of such companies potentially becoming worthless.

 74 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

PORTFOLIO HOLDINGS INFORMATION
--------------------------------------------------------------------------------

A description of the WELLS FARGO ADVANTAGE FUNDS' policies and procedures with respect to disclosure of the WELLS FARGO ADVANTAGE FUNDS' portfolio holdings is available in the Funds' Statement of Additional Information and on the WELLS FARGO ADVANTAGE FUNDS' Web site at www.wellsfargo.com/advantagefunds. In addition, Funds Management will, from time to time, include portfolio holdings information in quarterly commentaries for certain Funds. The substance of the information contained in such commentaries will also be posted to the Funds' Web site at www.wellsfargo.com/advantagefunds.

                                               PORTFOLIO HOLDINGS INFORMATION 75

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Funds and approves the selection of various companies hired to manage the Funds' operations. Except for the Funds' investment advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.

THE INVESTMENT ADVISER
Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds . Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in each Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Funds' semi-annual report for the fiscal half-year ended April 30, 2009.

For a Fund's most recent fiscal year end, the advisory fee paid to Funds Management was as follows:




 ADVISORY FEES PAID
Fund Name                          AS A % OF AVERAGE DAILY NET ASSETS
 C&B Mid Cap Value Fund                            0.48%
 Common Stock Fund                                 0.56%
 Discovery Fund                                    0.63%
 Enterprise Fund                                   0.66%
 Mid Cap Disciplined Fund                          0.60%
 Mid Cap Growth Fund                               0.58%
 Opportunity Fund                                  0.61%
 Small Cap Disciplined Fund                        0.69%
 Small Cap Growth Fund                             0.71%
 Small Cap Value Fund                              0.68%
 Small/Mid Cap Value Fund                          0.66%


Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.

For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.

 76 ORGANIZATION AND MANAGEMENT OF THE FUNDS

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter and securities lending agent.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

THE SUB-ADVISERS AND PORTFOLIO MANAGERS
The following sub-advisers and portfolio managers perform day-to-day investment management activities for the Funds . Each sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds . The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 77

--------------------------------------------------------------------------------
COOKE & BIELER, L.P. (Cooke & Bieler), a Pennsylvania limited partnership, is located at 1700 Market Street, Philadelphia, PA 19103. Cooke & Bieler is the sub-adviser for the C&B Mid Cap Value Fund. Accordingly, Cooke & Bieler is responsible for the day-to-day investment management activities of the C&B Mid Cap Value Fund. Cooke & Bieler is a registered investment adviser that provides investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1951.

The following portfolio managers work as a team, each having equal responsibility and accountability in managing the C&B Mid Cap Value Fund, with no limitations on their respective roles. Each portfolio manager's responsibilities include the generation of investment ideas as well as research and monitoring of stock valuation and performance. The impact of each portfolio manager's investment decisions on the overall portfolio is closely monitored by all portfolio managers on the team.


KERMIT S. ECK, CFA           Mr. Eck is jointly responsible for managing the C&B Mid Cap Value Fund, which he has
C&B Mid Cap Value Fund       managed since 1998. Mr. Eck joined Cooke & Bieler in 1992 where he currently serves as a partner, research analyst and portfolio manager. Education: B.S., Computer Science,
                             Montana State University; M.B.A., Stanford University.
DAREN C. HEITMAN, CFA        Mr. Heitman is jointly responsible for managing the C&B Mid Cap Value Fund, which he
C&B Mid Cap Value Fund       has managed since 2005. Mr. Heitman joined Cooke & Bieler in 2005, and currently serves as a partner, research analyst, and portfolio manager. Before joining Cooke &
                             Bieler, Mr. Heitman was with Schneider Capital Management as a senior analyst from
                             2000 until 2005. Education: B.S., Finance, Iowa State University; M.B.A., University of
                             Chicago.
STEVE LYONS, CFA             Mr. Lyons is jointly responsible for managing the C&B Mid Cap Value Fund, which he
C&B Mid Cap Value Fund       has managed since 2009. Mr. Lyons joined Cooke & Bieler in 2006 where he currently serves as principal, research analyst and portfolio manager. Prior to business school, Mr.
                             Lyons worked in the investment services industry specializing in private equity and business valuation. Education: B.S. Finance, Arizona State University; M.B.A., University
                             of Chicago.
MICHAEL M. MEYER, CFA        Mr. Meyer is jointly responsible for managing the C&B Mid Cap Value Fund, which he
C&B Mid Cap Value Fund       has managed since 1998. Mr. Meyer joined Cooke & Bieler in 1993 where he is currently a partner, research analyst and portfolio manager. Education: B.A., Economics, Davidson
                             College; M.B.A., Wharton School of Business.
EDWARD W. O'CONNOR, CFA      Mr. O'Connor is jointly responsible for managing the C&B Mid Cap Value Fund, which
C&B Mid Cap Value Fund       he has managed since 2002. Mr. O'Connor joined Cooke & Bieler in 2002, where he is currently a partner, research analyst and portfolio manager. Prior to joining Cooke &
                             Bieler, Mr. O'Connor was with Cambiar Investors where he served as an equity analyst and portfolio manager and participated in Cambiar's 2001 management buyout.
                             Education: B.A., Economics and Philosophy, Colgate University; M.B.A., University of
                             Chicago.
R. JAMES O'NEIL, CFA         Mr. O'Neil is jointly responsible for managing the C&B Mid Cap Value Fund, which he
C&B Mid Cap Value Fund       has managed since 1998. Mr. O'Neil joined Cooke & Bieler in 1988 where he is currently a partner, research analyst and portfolio manager. Education: B.A., Economics, Colby
                             College; M.B.A., Harvard School of Business.
MEHUL TRIVEDI, CFA           Mr. Trivedi is jointly responsible for managing the C&B Mid Cap Value Fund, which he
C&B Mid Cap Value Fund       has managed since 1998. Mr. Trivedi joined Cooke & Bieler in 1998, where he is currently a partner, research analyst and portfolio manager. Education: B.A.,
                             International Relations, University of Pennsylvania; B.S. Economics, Wharton School of
                             Business; M.B.A., Wharton School of Business.


 78 ORGANIZATION AND MANAGEMENT OF THE FUNDS

--------------------------------------------------------------------------------
WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Common Stock, Discovery, Enterprise, Mid Cap Disciplined, Mid Cap Growth, Opportunity, Small Cap Disciplined, Small Cap Growth, Small Cap Value, and Small/Mid Cap Value Funds . Accordingly, Wells Capital Management is responsible for the day-WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Common Stock, Discovery, Enterprise, Mid Cap Disciplined, Mid Cap Growth, Opportunity, Small Cap Disciplined, Small Cap Growth, Small Cap Value, and Small/Mid Cap Value Funds . Accordingly, Wells Capital Management is responsible for the day-to-day investment management activities of these Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.


ERIK C. ASTHEIMER            Mr. Astheimer is jointly responsible for managing the Small/Mid Cap Value Fund, which
Small/Mid Cap Value Fund     he has managed since 2008. Mr. Astheimer serves as a senior research analyst and co-portfolio manager for the Value Equity team at Wells Capital Management. Prior to joining Wells Capital Management, Mr. Astheimer served as senior analyst at Strong
                             Capital Management Inc. (SCM), which he joined in 2004. Prior to SCM, he worked at
                             Gabelli & Co. as a research analyst. Before that, he was a financial analyst at Salomon
                             Smith Barney in their investment banking department. During his final year with the firm, his assignments were undertaken in the Asia-Pacific region. Education: B.A.,
                             Finance, Duquesne University.
JAMES M. LEACH, CFA          Mr. Leach is jointly responsible for managing the Discovery Fund, which he has
Discovery Fund               managed since 2003, and the Enterprise Fund, which he has managed since 2007. Mr.
Enterprise Fund              Leach joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining
                             Wells Capital Management, he was a portfolio manager at Strong Capital Management,
                             Inc. since October 2000. Education: B.S., Mechanical Engineering, University of
                             California at Santa Barbara; M.B.A., Finance, New York University-Stern School of
                             Business.
ANN M. MILETTI               As Lead Portfolio Manager for the Common Stock Fund and the Opportunity Fund, Ms.
Common Stock Fund            Miletti is responsible for managing the Common Stock Fund and the Opportunity
Opportunity Fund             Fund, with principal responsibility for the day-to-day management and decision making for the Common Stock Fund and the Opportunity Fund. She had previously jointly managed the Common Stock Fund, the Opportunity Fund and its predecessor fund as Co-Portfolio Manager with Richard T. Weiss from 2001 until 2008. Ms. Miletti joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells
                             Capital Management, she was with Strong Capital Management, Inc. since 1991. From
                             August 1998 to September 2001, Ms. Miletti was an associate manager of equity accounts. Education: B.S., Education, University of Wisconsin - Milwaukee.
THOMAS J. PENCE, CFA         Mr. Pence is jointly responsible for managing the Discovery Fund, which he has
Discovery Fund               managed since 2001, and the Enterprise Fund, which he has managed since 2000. Mr.
Enterprise Fund              Pence joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining
                             Wells Capital Management, he was a portfolio manager at Strong Capital Management,
                             Inc. since October 2000. Education: B.S., Business, Indiana University; M.B.A., Finance,
                             University of Notre Dame.
JEROME "CAM" PHILPOTT, CFA   Mr. Philpott is jointly responsible for managing the Mid Cap Growth Fund, which he has
Mid Cap Growth Fund          managed since 2001, and the Small Cap Growth Fund, which he has managed, along
Small Cap Growth Fund        with its predecessor fund, since 1993. He joined Wells Capital Management in 2003 as a portfolio manager. Prior to joining Wells Capital Management, Mr. Philpott was a portfolio manager with Montgomery Asset Management, which he joined in 1991 as an analyst for the Small Cap Equity team. Education: B.A., Economics, Washington and
                             Lee University; M.B.A., Darden School - University of Virginia.


                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 79

I. CHARLES RINALDI           Mr. Rinaldi is responsible for managing the Small Cap Value Fund and the Small/Mid
Small Cap Value Fund         Cap Value Fund, both of which he has managed, along with their predecessor funds,
Small/Mid Cap Value Fund     since 1997. Mr. Rinaldi joined Wells Capital Management in 2005 as senior portfolio manager responsible for day-to-day management of its small value and small/mid cap value strategies. Prior to joining Wells Capital Management, he was a portfolio manager with Strong Capital Management, Inc. since 1997. Education: B.A., Biology, St.
                             Michael's College; M.B.A., Finance, Babson College.
STUART ROBERTS               Mr. Roberts is jointly responsible for managing the Mid Cap Growth Fund, which he has
Mid Cap Growth Fund          managed since 2001, and the Small Cap Growth Fund, which he has managed, along
Small Cap Growth Fund        with its predecessor, since its inception in 1990. Mr. Roberts joined Wells Capital
                             Management in 2003 as a portfolio manager. Prior to joining Wells Capital
                             Management, he was a senior portfolio manager with Montgomery Asset
                             Management (Montgomery) for the Small Cap Growth Fund. In 2001, he became a co-portfolio manager for the Mid Cap Growth Fund. Prior to joining Montgomery, Mr.
                             Roberts was vice president and portfolio manager at Founders Asset Management, where he was responsible for three separate growth oriented small-cap mutual funds.
                             Education: B.A., Economics, Bowdoin College; M.B.A., University of Colorado.
MICHAEL SCHNEIDER, CFA       Mr. Schneider is jointly responsible for managing the Small/Mid Cap Value Fund, which
Small/Mid Cap Value Fund     he has managed since 2008. Mr. Schneider serves as a senior research analyst and co-portfolio manager for the Value Equity team at Wells Capital Management. Prior to joining Wells Capital Management, Mr. Schneider worked as a research analyst at
                             Gabelli & Co., Standard & Poor's, and R.L Renck & Co., Inc. Education: B.S., Finance, St.
                             John's University; M.B.A., Business Administration, Columbia Business School.
JAMES M. TRINGAS, CFA, CPA   Mr. Tringas is jointly responsible for managing the Wells Fargo Advantage Small Cap
Mid Cap Disciplined Fund     Disciplined Fund and the Wells Fargo Advantage Mid Cap Disciplined Fund, both of
Small Cap Disciplined Fund   which he has managed since 2009, when he became a co-portfolio manager at Wells
                             Capital Management. Mr. Tringas is also Managing Director and Senior Portfolio
                             Manager with the Small Cap Value team of Evergreen Investment Management
                             Company's ("EIMC") Equity Management group. Mr. Tringas has been with EIMC or one of its predecessor firms since 1994. Mr. Tringas has been awarded the use of the
                             Chartered Financial Analyst (CFA) designation by the CFA Institute. He is also a Certified
                             Public Accountant; he received his CPA license from the State of Florida in 1991. He received both a Bachelor of Science (1988) and a Master of Science (1990) in
                             accounting from the University of Florida.
BRYANT VANCRONKHITE, CFA,    Bryant VanCronkhite is jointly responsible for managing the Mid Cap Disciplined and
CPA                          Small Cap Disciplined Funds, both of which he has managed since 2009, when he
Mid Cap Disciplined Fund     became a co-portfolio Manager with the Disciplined Value Equity Team at Wells Capital
Small Cap Disciplined Fund   Management. Prior to his current role, he was a senior research analyst on the
                             Disciplined Value Equity Team from 2004 to 2009. Prior to joining Wells Capital
                             Management, Mr. VanCronkhite was a mutual fund accountant for Strong Capital
                             Management. Education: B.S. and M.P.A. in Professional Accountancy, University of
                             Wisconsin - Whitewater.

 80 ORGANIZATION AND MANAGEMENT OF THE FUNDS

DORMANT MULTI-MANAGER ARRANGEMENT
The Board has adopted a "multi-manager" arrangement for each Fund. Under this arrangement, each Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 81

COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS
--------------------------------------------------------------------------------

SHAREHOLDER SERVICING PLAN
The Funds have a shareholder servicing plan. Under this plan, each Fund has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

ADDITIONAL PAYMENTS TO DEALERS
In addition to dealer reallowances and payments made by each Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates make additional payments ("Additional Payments") to certain selling or shareholder servicing agents for the Fund, which include broker-dealers. These Additional Payments are made in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These Additional Payments, which may be significant, are paid by the Fund's adviser, the distributor or their affiliates, out of their revenues, which generally come directly or indirectly from fees paid by the entire Fund complex.

In return for these Additional Payments, the Fund's adviser and distributor expect to receive certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments. Such advantages are expected to include, without limitation, placement of the Fund on a list of mutual funds offered as investment options to the selling agent's clients (sometimes referred to as "Shelf Space"); access to the selling agent's registered representatives; and/or ability to assist in training and educating the selling agent's registered representatives.

Certain selling or shareholder servicing agents receive these Additional Payments to supplement amounts payable by the Fund under the shareholder servicing plans. In exchange, these agents provide services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by each Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

The Additional Payments may create potential conflicts of interests between an investor and a selling agent who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial consultant and review carefully any disclosure by the selling agent as to what monies they receive from mutual fund advisers and distributors, as well as how your financial consultant is compensated.

The Additional Payments are typically paid in fixed dollar amounts, or based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of sales and/or assets under management, or a combination of the above. The Additional Payments are either up-front or ongoing or both. The Additional Payments differ among selling and shareholder servicing agents. Additional Payments to a selling agent that is compensated based on its customers' assets typically range between 0.05% and 0.30% in a given year of assets invested in the Fund by the selling agent's customers. Additional Payments to a selling agent that is compensated based on a percentage of sales typically range between 0.10% and 0.15% of the gross sales of the Fund attributable to the selling agent. In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable FINRA regulations.

More information on the FINRA member firms that have received the Additional Payments described in this section is available in the Statement of Additional Information, which is on file with the SEC and is also available on the WELLS FARGO ADVANTAGE FUNDS website at www.wellsfargo.com/advantagefunds.

 82 COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS

PRICING FUND SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or NAV) for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. Each Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of a Fund's assets that may be invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of a Fund's assets invested directly in securities, the Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.

                                                          PRICING FUND SHARES 83

HOW TO OPEN AN ACCOUNT
--------------------------------------------------------------------------------

You can open a WELLS FARGO ADVANTAGE FUNDS account through any of the following means:

   o directly with the Fund. Complete a WELLS FARGO ADVANTAGE FUNDS application, which you may obtain by visiting our Web site at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application;

   o through a brokerage account with an approved selling agent; or

   o through certain retirement, benefit and pension plans or certain packaged investment products. (Please contact the providers of the plan or product for instructions.)

 84 HOW TO OPEN AN ACCOUNT

HOW TO BUY SHARES
--------------------------------------------------------------------------------

This section explains how you can buy shares directly from WELLS FARGO ADVANTAGE FUNDS. If you're opening a new account, an account application is available on-line at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. For Fund shares held through brokerage and other types of accounts, please consult your selling agent.

 MINIMUM INVESTMENTS              INITIAL PURCHASE                                   SUBSEQUENT PURCHASES
--------------------------------- -------------------------------------------------- -------------------------------------
 Regular accounts                  $2,500                                             $100
 IRAs, IRA rollovers, Roth IRAs    $1,000                                             $100
 UGMA/UTMA accounts                $1,000                                              $50
 Employer Sponsored                no minimum                                         no minimum
 Retirement Plans
 BUYING SHARES                     OPENING AN ACCOUNT                                 ADDING TO AN ACCOUNT
--------------------------------- -------------------------------------------------- -------------------------------------
 By Internet                      You may open an account online and fund            o To buy additional shares or buy
---------------------------------
                                  your account with an Electronic Funds              shares of a new Fund, visit
                                  Transfer from your bank account, by Federal        www.wellsfargo.com/
                                  Wire, or by sending us a check. Initial            advantagefunds.
                                  investments made on line are limited to            o Subsequent online purchases
                                  $25,000. Visit www.wellsfargo.com/                 have a minimum of $100 and a
                                  advantagefunds.                                    maximum of $100,000. You may
                                                                                     be eligible for an exception to
                                                                                     this maximum. Please call
                                                                                     Investor Services at
                                                                                     1-800-222-8222 for more
                                                                                     information.
 By Mail                          o Complete and sign your account                   o Enclose a voided check (for
---------------------------------
                                  application.                                       checking accounts) or a deposit
                                  o Mail the application with your check made        slip (savings accounts).
                                  payable to the Fund to Investor Services at:       Alternatively, include a note
                                                                                     with your name, the Fund name,
                                                    REGULAR MAIL
                                  --------------------------------------------------
                                                                                     and your account number.
                                            WELLS FARGO ADVANTAGE FUNDS
                                                                                     o Mail the deposit slip or note
                                                   P.O. Box 8266
                                                                                     with your check made payable
                                               Boston, MA 02266-8266
                                                                                     to the Fund to the address on
                                                   OVERNIGHT ONLY                    the left.
                                  -------------------------------------------------- -------------------------------------
                                            WELLS FARGO ADVANTAGE FUNDS
                                         c/o Boston Financial Data Services
                                                    30 Dan Road
                                               Canton, MA 02021-2809
                                  --------------------------------------------------
 By Telephone                     A new account may not be opened by                 To buy additional shares or to buy
---------------------------------
                                  telephone unless you have another Wells            shares of a new Fund call:
                                  Fargo Advantage Fund account with your             o Investor Services at
                                  bank information on file. If you do not            1-800-222-8222 or
                                  currently have an account, refer to the section    o 1-800-368-7550 for the
                                  on buying shares by mail or wire.                  automated phone system.
                                  -------------------------------------------------- -------------------------------------

                                                            HOW TO BUY SHARES 85

 BUYING SHARES
------------------------------------------------------------------------------------
                                  OPENING AN ACCOUNT                                 ADDING TO AN ACCOUNT
                                  -------------------------------------------------- ---------------------------------------
 In Person                        Investors are welcome to visit the Investor        See instructions shown to the left.
--------------------------                                                           --------------------------------------
                                  Center in person to ask questions or conduct
                                  any Fund transaction. The Investor Center is
                                  located at 100 Heritage Reserve,
                                  Menomonee Falls, Wisconsin 53051.
                                  --------------------------------------------------
 By Wire                          o Complete, sign and mail your account             To buy additional shares, instruct
--------------------------
                                  application (refer to the section on buying        your bank or financial institution to
                                  shares by mail)                                    use the same wire instructions
                                  o Provide the following instructions to your       shown to the left.
                                                                                     --------------------------------------
                                  financial institution:
                                  State Street Bank & Trust
                                  Boston, MA
                                  Bank Routing Number: ABA 011000028
                                  Wire Purchase Account: 9905-437-1
                                  Attention: WELLS FARGO ADVANTAGE FUNDS
                                  (Name of Fund, Account
                                  Number and any applicable
                                  share class)
                                  Account Name: Provide your
                                  name as registered on the
                                  Fund account
                                  --------------------------------------------------
 Through Your Investment          Contact your investment representative.            Contact your investment
                                  --------------------------------------------------
 Representative                                                                      representative.
--------------------------                                                           --------------------------------------

GENERAL NOTES FOR BUYING SHARES

   o PROPER FORM. If the transfer agent receives your application in proper order before the close of the NYSE, your transactions will be priced at that day's NAV. If your application is received after the close of trading on the NYSE, it will be priced at the next business day's NAV. Failure to complete an account application properly may result in a delay in processing your request. You are eligible to earn distributions beginning on the business day after the transfer agent receives your application in proper form.

   o U.S. DOLLARS ONLY. All payments must be in U.S. dollars, and all checks must be drawn on U.S. banks.

   o INSUFFICIENT FUNDS. You will be charged a $25.00 fee for every check or Electronic Funds Transfer that is returned to us as unpaid.

   o NO FUND NAMED. When all or a portion of a payment is received for investment without a clear Fund designation, we may direct the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we receive your order in proper form.

   o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.

   o MINIMUM INITIAL AND SUBSEQUENT INVESTMENT WAIVERS. We allow a reduced minimum initial investment of $100 if you sign up for at least a $100 monthly automatic investment purchase plan. If you opened your account with the set minimum amount shown in the above chart, we allow reduced subsequent purchases for a minimum of $50 a month if you purchase through an automatic investment plan. We may also waive or reduce the minimum initial and subsequent investment amounts for purchases made through certain retirement, benefit and pension plans, certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check specific disclosure statements and applications for the program through which you intend to invest.

 86 HOW TO BUY SHARES

HOW TO SELL SHARES
--------------------------------------------------------------------------------

The following section explains how you can sell shares held directly through an account with WELLS FARGO ADVANTAGE FUNDS. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

 SELLING SHARES    TO SELL SOME OR ALL OF YOUR SHARES
----------------- ----------------------------------------------------------------------
 By Internet       Visit our Web site at www.wellsfargo.com/advantagefunds.
-----------------
                  Redemptions requested online are limited to a maximum of
                  $100,000. You may be eligible for an exception to this maximum.
                  Please call Investor Services at 1-800-222-8222 for more
                  information.
                  ----------------------------------------------------------------------
 By Mail           o Send a Letter of Instruction providing your name, account number, the Fund from which you wish to redeem and the
                  dollar amount you wish to receive (or write "Full Redemption"
                  to redeem your remaining account balance) to the address
                  below.
                  o Make sure all account owners sign the request exactly as their names appear on the account application.
                  o  A medallion guarantee may be required under certain
                  circumstances (see "General Notes for Selling Shares").
                                                   REGULAR MAIL
----------------- ----------------------------------------------------------------------
                                       WELLS FARGO ADVANTAGE FUNDS
                                              P.O. Box 8266
                                          Boston, MA 02266-8266
                                             OVERNIGHT ONLY
                  ----------------------------------------------------------------------
                                       WELLS FARGO ADVANTAGE FUNDS
                                   c/o Boston Financial Data Services
                                               30 Dan Road
                                          Canton, MA 02021-2809
                  ----------------------------------------------------------------------
 By Wire           o To arrange for a Federal Funds wire, call 1-800-222-8222.
-----------------
                  o Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.
                  o Wire requests are sent to your bank account next business day if your request to redeem is received before the NYSE close.
                  o There is a $10 fee for each request.
                  ----------------------------------------------------------------------
 In Person         Investors are welcome to visit the Investor Center in person to ask
-----------------
                  questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls,
                  Wisconsin 53051.
                  ----------------------------------------------------------------------

                                                           HOW TO SELL SHARES 87

 SELLING SHARES                           TO SELL SOME OR ALL OF YOUR SHARES
---------------------------------------- ------------------------------------------------------------------
 By Telephone /                           o Call an Investor Services representative at 1-800-222-8222 or
 Electronic Funds Transfer (EFT)         use the automated phone system 1-800-368-7550.
----------------------------------------
                                         o Telephone privileges are automatically made available to you unless you specifically decline them on your account
                                         application or subsequently in writing.
                                         o Redemption requests may not be made by phone if the
                                         address on your account was changed in the last 15 days. In this event, you must request your redemption by mail (refer to the section on selling shares by mail).
                                         o A check will be mailed to the address on record (if there have been no changes communicated to us within the last 15 days)
                                         or transferred to a linked bank account.
                                         o Transfers made to a Wells Fargo Bank account are made
                                         available sooner than transfers to an unaffiliated institution.
                                         o Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Wells Fargo Advantage money
                                         market funds, and next day for all other WELLS FARGO ADVANTAGE
                                         FUNDS.
                                         o Redemptions to any other linked bank account may post in two business days. Please check with your financial institution for timing of posting and availability of funds.
                                         NOTE: Telephone transactions such as redemption requests
                                         made over the phone generally require only one of the
                                         account owners to call unless you have instructed us
                                         otherwise.
                                         -----------------------------------------------------------------
 Through Your Investment Representative   Contact your investment representative.

---------------------------------------- -----------------------------------------------------------------

GENERAL NOTES FOR SELLING SHARES

   o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. If your request is not in proper form, you may have to provide us with additional documentation to redeem your shares. Requests received before the cutoff time are processed on the same business day.

   o FORM OF REDEMPTION PROCEEDS. You may request that your redemption proceeds be sent to you by check, by Electronic Funds Transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. Although generally we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

   o WIRE FEES. Typically, there is a $10 fee for wiring funds, however we reserve the right to waive any such fee for shareholders with account balances in excess of $100,000. Please contact your bank to find out about any charges they may assess for an incoming wire transfer.

 88 HOW TO SELL SHARES

   o TELEPHONE/INTERNET REDEMPTIONS. We will take reasonable steps to confirm that telephone and internet instructions are genuine. For example, we require proof of your identification, such as a Taxpayer Identification Number or username and password, before we will act on instructions received by telephone or the internet. We will not be liable for any losses incurred if we follow telephone or internet instructions we reasonably believe to be genuine. Your call may be recorded.

   o RIGHT TO DELAY PAYMENT. We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through EFT or the Automatic Investment Plan, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Such extraordinary circumstances are discussed further in the Statement of Additional Information.

   o RETIREMENT PLANS AND OTHER PRODUCTS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supercede the directions in this Prospectus.

   o MEDALLION GUARANTEES. Medallion guarantees are required for mailed redemption requests under the following circumstances: (1) if the request is for over $100,000; (2) if the address on your account was changed within the last 15 days; or (3) if the redemption is made payable to a third party. You can get a Medallion guarantee at a financial institution such as a bank or brokerage house. We do not accept notarized signatures.

                                                           HOW TO SELL SHARES 89

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment (I.E., a Fund not closed to new accounts).

o An exchange request will be processed on the same business day, provided that both Funds are open at the time the request is received. If one or both Funds are closed, the exchange will be processed on the following business day.

o You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.

o Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new
   Fund, unless your balance has fallen below that amount due to investment performance.

o Any exchange between two WELLS FARGO ADVANTAGE FUNDS must meet the minimum subsequent purchase amounts.

Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds reserve the right to reject any purchase or exchange order for any reason. The Funds are not designed to serve as vehicles for frequent trading. Purchases or exchanges that a Fund determines could harm the Fund may be rejected.

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.


The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Funds Management monitors available shareholder trading information across all Funds on a daily basis. If a shareholder redeems more than $5,000 (including redemptions that are part of an exchange transaction) from a Fund, that shareholder will be "blocked" from purchasing shares of that Fund (including purchases that are part of an exchange transaction) for 30 calendar days after the redemption. This policy does not apply to:


o  Money market funds;

o  Ultra-short funds;

o  Purchases of shares through dividend reinvestments;

 90 HOW TO EXCHANGE SHARES

o Systematic purchases, redemptions or exchanges where a financial intermediary maintaining a shareholder account identifies the transaction as a systematic purchase, redemption or exchange at the time of the transaction;

o Rebalancing transactions within certain asset allocation or "wrap" programs where the financial intermediary maintaining a shareholder account is able to identify the transaction as part of an asset allocation program approved by Funds Management;

o Transactions initiated by a registered "fund of funds" or Section 529 Plan into an underlying fund investment;

o Certain transactions involving participants in employer-sponsored retirement plans, including: participant withdrawals due to mandatory distributions, rollovers and hardships, withdrawals of shares acquired by participants through payroll deductions, and shares purchased or redeemed by a participant in connection with plan loans; and

o Purchases below $5,000 (including purchases that are part of an exchange transaction).

In addition, Funds Management reserves the right to accept purchases, redemptions and exchanges made in excess of applicable trading restrictions in designated accounts held by Funds Management or its affiliate that are used at all times exclusively for addressing operational matters related to shareholder accounts, such as testing of account functions, and are maintained at low balances that do not exceed specified dollar amount limitations.

A financial intermediary through whom you may purchase shares of a Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and described in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about the restrictions or limitations on trading activity that will be applied to your account.

Certain purchases and redemptions made under the following circumstances will not be factored into Funds Management's analysis of frequent trading activity including, but not limited to: reinvestment of dividends; retirement plan contributions, loans and distributions (including hardship withdrawals); non-discretionary portfolio rebalancing associated with certain wrap accounts and retirement plans; and transactions in Section 529 Plans and registered funds of funds.

                                                       HOW TO EXCHANGE SHARES 91

ACCOUNT POLICIES
--------------------------------------------------------------------------------

AUTOMATIC PLANS
These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.

o AUTOMATIC INVESTMENT PLAN - With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.


o AUTOMATIC EXCHANGE PLAN - With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the "How to Exchange Shares" section of this Prospectus for the conditions that apply to your shares. In addition, each transaction in an Automatic Exchange Plan must be for a minimum of $100. This feature may not be available for certain types of accounts.


o SYSTEMATIC WITHDRAWAL PLAN - With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:
   o must have a Fund account valued at $10,000 or more;
   o must request a minimum redemption of $100;
   o must have your distributions reinvested; and
   o may not simultaneously participate in the Automatic Investment Plan.

o PAYROLL DIRECT DEPOSIT - With this plan, you may transfer all or a portion of your paycheck, social security check, military allotment, or annuity payment for investment into the Fund of your choice.

It generally takes about ten business days to establish a plan once we have received your instructions. It generally takes about five business days to change or cancel participation in a plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.

HOUSEHOLDING
To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.

RETIREMENT ACCOUNTS
We offer prototype documents for a variety of retirement accounts for individuals and small businesses. Please call 1-800-222-8222 for information on:

o  Individual Retirement Plans, including Traditional IRAs and Roth IRAs.

o  Small Business Retirement Plans, including Simple IRAs and SEP IRAs.

There may be special distribution requirements for a retirement account, such as required distributions or mandatory Federal income tax withholdings. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary.

SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

 92 ACCOUNT POLICIES

STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

ELECTRONIC DELIVERY OF FUND DOCUMENTS
You may elect to receive your Fund prospectuses, shareholder reports and other Fund documents electronically in lieu of paper form by enrolling on the Funds' Web site at www.wellsfargo.com/advantagedelivery. If you make this election, you will be notified by e-mail when the most recent Fund documents are available for electronic viewing and downloading.

To receive Fund documents electronically, you must have an e-mail account and an internet browser that meets the requirements described in the Privacy & Security section of the Funds' Web site at www.wellsfargo.com/advantagefunds. You may change your electronic delivery preferences or revoke your election to receive Fund documents electronically at any time by visiting www.wellsfargo.com/advantagedelivery.

STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

                                                             ACCOUNT POLICIES 93

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Funds generally make distributions of any net investment income and any realized net capital gains at least annually. Please note, distributions have the effect of reducing the NAV per share by the amount distributed.

We offer the following distribution options. To change your current option for payment of distributions, please call 1-800-222-8222.

o AUTOMATIC REINVESTMENT OPTION - Allows you to buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the distribution is paid. This option is automatically assigned to your account unless you specify another option.

o CHECK PAYMENT OPTION - Allows you to have checks for distributions mailed to your address of record or to another name and address which you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.

o BANK ACCOUNT PAYMENT OPTION - Allows you to receive distributions directly in a checking or savings account through Electronic Funds Transfer. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written, medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

o DIRECTED DISTRIBUTION PURCHASE OPTION - Allows you to buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the distribution is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

 94 DISTRIBUTIONS

TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain.

Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Also, if you are an individual Fund shareholder, the portion of your distributions attributable to dividends received by a Fund from its investments in certain U.S. and foreign corporations generally will be taxed at a maximum 15% rate of tax, as long as certain holding period requirements are met. These reduced rates of tax will expire after December 31, 2010.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to backup withholding taxes.

                                                                        TAXES 95

ADDITIONAL PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

This section contains additional information regarding performance of the Funds. The sub-section below titled "Index Descriptions" defines the market indices that are referenced in the Fund Summaries. The sub-section below titled "Share Class Performance" provides history for specified share classes of certain Funds.

INDEX DESCRIPTIONS
The "Average Annual Total Returns" table in each Fund's Fund Summary compares the Fund's returns with those of at least one broad-based market index. Below are descriptions of each such index. You cannot invest directly in an index.

RUSSELL 2000 GROWTH (Reg. TM) INDEX    The Russell 2000 (Reg. TM) Growth Index measures the performance of those Russell 2000
                                       (Reg. TM)
                                       companies with higher price-to-book ratios and higher forecasted growth values.
RUSSELL 2000 (Reg. TM) VALUE INDEX     The Russell 2000 (Reg. TM) Value Index measures the performance of those Russell 2000
                                       (Reg. TM) companies
                                       with lower price-to-book ratios and lower forecasted growth values.
RUSSELL 2500TM INDEX                   The Russell 2500TM Index measures the performance of the 2,500 smallest companies in the
                                       Russell 3000 (Reg. TM) Index, which represents approximately 16% of the total market capitalization
                                       of the Russell 3000 (Reg. TM) Index.
RUSSELL 2500TM GROWTH INDEX            The Russell 2500TM Growth Index measures the performance of those Russell 2500TM companies with higher price-to-book ratios and higher forecasted growth values.
RUSSELL 2500TM VALUE INDEX             The Russell 2500TM Value Index measures the performance of those Russell 2500TM companies with lower price-to-book ratios and lower forecasted growth values.
RUSSELL MIDCAP (Reg. TM) INDEX         The Russell Midcap (Reg. TM) Index measures the performance of the 800 smallest companies in the
                                       Russell 1000 (Reg. TM) Index, which represent approximately 25% of the total market capitalization
                                       of the Russell 1000 (Reg. TM) Index.
RUSSELL MIDCAP (Reg. TM) GROWTH        The Russell Midcap (Reg. TM) Growth Index measures the performance of those Russell
                                       Midcap (Reg. TM)
INDEX                                  companies with higher price-to-book ratios and higher forecasted growth values. The stocks
                                       are also members of the Russell 1000 (Reg. TM) Growth Index.
RUSSELL MIDCAP (Reg. TM) VALUE INDEX   The Russell Midcap (Reg. TM) Value Index measures the performance of those Russell
                                       Midcap (Reg. TM)
                                       companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 (Reg. TM) Value Index.

 96 ADDITIONAL PERFORMANCE INFORMATION

SHARE CLASS PERFORMANCE
The performance history of share classes of certain Funds is included below due to events such as a share class's commencement of operations, a Fund's change in sub-adviser, share class modifications, mergers or reorganizations, renamed share classes, etc., that may have taken place during the periods of performance shown in the "Calendar Year Total Returns" and "Average Annual Total Returns" presented in the Fund Summaries. For example, with respect to the commencement of operations of a share class, details regarding the identity of an older predecessor share class of a newer share class of an applicable Fund, including any adjustments to reflect certain fees or expenses paid by the newer share class or inclusion of non-applicable expenses of the older predecessor share class, are listed below.

   o C&B MID CAP VALUE FUND - INVESTOR CLASS SHARES. Investor Class shares incepted on February 18, 1998. Effective June 20, 2008, Class D was renamed Investor Class and modified to assume the features and attributes of the Investor Class.

   o COMMON STOCK FUND - INVESTOR CLASS SHARES. Investor Class shares incepted on December 29, 1989. Effective June 20, 2008, Class Z was renamed Investor Class and modified to assume the features and attributes of the Investor Class.


   o DISCOVERY FUND - INVESTOR CLASS SHARES. Investor Class shares incepted on December 31, 1987.

   o ENTERPRISE FUND - INVESTOR CLASS SHARES. Investor Class shares incepted on September 30, 1998.

   o MID CAP DISCIPLINED FUND - INVESTOR CLASS SHARES. Investor Class shares incepted on December 31, 1998.


   o MID CAP GROWTH FUND - INVESTOR CLASS SHARES. Investor Class shares incepted on April 11, 2005. Effective, June 20, 2008, Class Z was renamed Investor Class and modified to assume the features and attributes of the Investor Class. Performance shown prior to the inception of the Investor Class reflects the performance of Class A shares, adjusted to reflect Class Z expenses.


   o OPPORTUNITY FUND - INVESTOR CLASS SHARES. Investor Class shares incepted on December 31, 1985.

   o SMALL CAP DISCIPLINED FUND - INVESTOR CLASS SHARES. Investor Class shares incepted on March 28, 2002. Returns for the Class and Index shown in the Life of Fund column are as of the Fund inception date.


   o SMALL CAP GROWTH FUND - INVESTOR CLASS SHARES. Investor Class shares incepted on April 11, 2005. Effective June 20, 2008, Class Z was renamed Investor Class and modified to assume the features and attributes of the Investor Class. Performance shown prior to April 11, 2005, for the Investor Class shares reflects the performance of the Class A shares, adjusted to reflect Class Z expenses.

   o SMALL CAP VALUE FUND - INVESTOR CLASS SHARES. Investor Class shares incepted on December 31, 1997. Effective June 20, 2008, Class Z was renamed Investor Class and modified to assume the features and attributes of the Investor Class.


   o SMALL/MID CAP VALUE FUND - INVESTOR CLASS SHARES. Investor Class shares incepted on March 28, 2002. Returns for the Class and Index shown in the Life of Fund column are as of the Fund inception date.


A Fund's past performance is no guarantee of future results. A Fund's investment results will fluctuate over time, and any representation of the Fund's returns for any past period should not be considered as a representation of what a Fund's returns may be in any future period. Each Fund's annual and semi-annual reports contain additional performance information and are available upon request, without charge, by calling the telephone number listed on the back cover page of this Prospectus.

                                           ADDITIONAL PERFORMANCE INFORMATION 97

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following tables are intended to help you understand each Fund's financial performance for the past 5 years . Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in each Fund (assuming reinvestment of all distributions). An independent registered public accounting firm has audited the information for each period. The information, along with the report of an independent registered public accounting firm and each Fund's financial statements, is also contained in each Fund's annual report, a copy of which is available upon request.

 98 FINANCIAL HIGHLIGHTS

C&B MID CAP VALUE FUND
INVESTOR CLASS SHARES - COMMENCED ON FEBRUARY 18, 1998
For a share outstanding throughout each period


                                        OCT. 31,          OCT. 31,          OCT. 31,         OCT. 31,         OCT. 31,
 FOR THE PERIOD ENDED:                   2009              2008              2007             2006             2005
 NET ASSET VALUE, BEGINNING OF
PERIOD                                    $11.34            $21.89            $23.86           $20.79          $18.89
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)           0.11/1/           0.20/1/           0.06/1/          0.08/1/           (0.07)
  Net realized and unrealized
   gain (loss) on investments               1.10             (6.58)             0.71             4.73            2.55
                                       ---------         ---------         ---------        ---------        --------
  Total from investment
   operations                               1.21             (6.38)             0.77             4.81            2.48
                                       ---------         ---------         ---------        ---------        --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                       (0.18)            (0.06)            (0.08)            0.00            0.00
  Distributions from net
   realized gain                            0.00             (4.11)            (2.66)           (1.74)          (0.58)
                                       ---------         ---------         ---------        ---------        --------
  Total from distributions                 (0.18)            (4.17)            (2.74)           (1.74)          (0.58)
                                       ---------         ---------         ---------        ---------        --------
 NET ASSET VALUE, END OF PERIOD           $12.37            $11.34            $21.89           $23.86          $20.79
                                       =========         =========         =========        =========        ========
 TOTAL RETURN/2/                           11.09%           (34.87)%            3.12%           24.60%          13.29%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                               $163,708          $185,541          $634,872         $611,237         $469,971
  Ratio of net investment
   income (loss) to average
   net assets                               1.01%             1.30%             0.26%            0.35%          (0.27)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses                                 1.56%             1.47%             1.36%            1.40%           1.37%
  Ratio of expenses to average
   net assets after waived
   fees and expenses                        1.25%             1.25%             1.25%            1.25%           1.25%
  Portfolio turnover rate/4/                  47%               31%               56%              39%             30%



1 Calculated based upon average shares outstanding.


2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

3 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

                                                         FINANCIAL HIGHLIGHTS 99

COMMON STOCK FUND
INVESTOR CLASS SHARES - COMMENCED ON DECEMBER 29, 1989
For a share outstanding throughout each period


                                     OCT. 31,       OCT. 31,            OCT. 31,     OCT. 31,          OCT. 31,          DEC. 31,
 FOR THE PERIOD ENDED:                 2009           2008               2007         2006            2005/1/             2004
 NET ASSET VALUE, BEGINNING OF
PERIOD                                 $12.53         $23.07            $24.18         $23.25           $22.65            $22.15
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)        0.02/2/        0.00/2/             (0.05)/2/      (0.03)/2/        (0.07)            (0.08)/2/
  Net realized and unrealized
   gain (loss) on investments            2.86          (6.81)             4.05           4.14             1.05              2.23
                                     --------       --------           ----------     ----------       -------           ----------
  Total from investment
   operations                            2.88          (6.81)             4.00           4.11             0.98              2.15
                                     --------       --------           ----------     ----------       -------           ----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                     0.00          (0.11)             0.00           0.00             0.00              0.00
  Distributions from net
   realized gain                         0.00          (3.61)            (5.11)         (3.18)           (0.38)            (1.65)
  Return of Capital                      0.00          (0.01)             0.00           0.00             0.00              0.00
                                     --------       --------           ----------     ----------       -------           ----------
  Total distributions                    0.00          (3.73)            (5.11)         (3.18)           (0.38)            (1.65)
                                     --------       --------           ----------     ----------       -------           ----------
 NET ASSET VALUE, END OF PERIOD        $15.41         $12.53            $23.07         $24.18           $23.25            $22.65
                                     ========       ========           ==========     ==========       =======           ==========
 TOTAL RETURN/3/                        22.91%        (34.52)%           19.75%         19.14%            4.42%             9.96%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                            $657,333       $564,998          $1,057,463     $991,457        $1,009,088         $1,162,236
  Ratio of net investment
   income (loss) to average
   net assets                            0.17%          0.00%            (0.23)%        (0.13)%          (0.38)%           (0.38)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses                              1.47%          1.50%             1.54%          1.51%            1.47%             1.34%
  Ratio of expenses to average
   net assets after waived
   fees and expenses                     1.29%          1.29%             1.29%          1.29%            1.31%             1.30%
  Portfolio turnover rate/4/               58%            81%               58%            56%              33%               42%



1 The Fund changed its year end from December 31 to October 31.

2 Calculated based upon average shares outstanding.

3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

 100 FINANCIAL HIGHLIGHTS

DISCOVERY FUND
INVESTOR CLASS SHARES - COMMENCED ON DECEMBER 31, 1987
For a share outstanding throughout each period


                                        OCT. 31,           OCT. 31,       OCT. 31,         OCT. 31,       OCT. 31,       DEC. 31,
 FOR THE PERIOD ENDED:                   2009               2008           2007             2006          2005/1/         2004
 NET ASSET VALUE, BEGINNING OF
PERIOD                                    $14.49             $28.02         $22.31          $20.84         $21.53        $19.73
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)             (0.10)/2/          (0.18)/2/      (0.22)/2/       (0.20)         (0.17)        (0.21)
  Net realized and unrealized
   gain (loss) on investments               1.26              (9.37)          7.09            3.20           0.45          3.22
                                         ----------         ----------     ----------      -------        -------       -------
  Total from investment
   operations                               1.16              (9.55)          6.87            3.00           0.28          3.01
                                         ----------         ----------     ----------      -------        -------       -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                        0.00               0.00           0.00            0.00           0.00          0.00
  Distributions from net
   realized gain                            0.00              (3.98)         (1.16)          (1.53)         (0.97)        (1.21)
                                         ----------         ----------     ----------      -------        -------       -------
  Total distributions                       0.00              (3.98)         (1.16)          (1.53)         (0.97)        (1.21)
                                         ----------         ----------     ----------      -------        -------       -------
 NET ASSET VALUE, END OF PERIOD           $15.65             $14.49         $28.02          $22.31         $20.84        $21.53
                                         ==========         ==========     ==========      =======        =======       =======
 TOTAL RETURN/3/                            8.01%            (39.00)         32.19%          14.96%          1.68%        15.69%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                               $180,898           $179,913       $309,759         $218,187       $199,313      $191,181
  Ratio of net investment
   income (loss) to average
   net assets                              (0.74)%            (0.84)%        (0.89)%         (0.91)%        (1.00)%       (1.11)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses                                 1.53%              1.56%          1.57%           1.58%          1.55%         1.44%
  Ratio of expenses to average
   net assets after waived
   fees and expenses                        1.38%              1.38%          1.38%           1.38%          1.39%         1.40%
  Portfolio turnover rate/4/                 221%               153%           137%            120%           110%          171%


1 The Fund changed its fiscal year-end from December 31 to October 31. 2 Calculated based upon average shares outstanding.

3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

                                                        FINANCIAL HIGHLIGHTS 101

ENTERPRISE FUND
INVESTOR CLASS SHARES - COMMENCED ON SEPTEMBER 30, 1998
For a share outstanding throughout each period


                                        OCT. 31,        OCT. 31,       OCT. 31,       OCT. 31,      OCT. 31,         DEC. 31,
 FOR THE PERIOD ENDED:                   2009            2008           2007           2006         2005/1/           2004
 NET ASSET VALUE, BEGINNING OF
PERIOD                                    $21.56          $37.62         $29.11        $25.43         $24.95           $21.78
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)             (0.16)/2/       (0.29)/2/      (0.32)/2/     (0.33)         (0.25)/2/        (0.34)/2/
  Net realized and unrealized
   gain (loss) on investments               2.59          (15.77)          8.83          4.01           0.73             3.51
                                         ----------      ----------     ----------    -------        ----------       ----------
  Total from investment
   operations                               2.43          (16.06)          8.51          3.68           0.48             3.17
                                         ----------      ----------     ----------    -------        ----------       ----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                        0.00            0.00           0.00          0.00           0.00             0.00
  Distributions from net
   realized gain                            0.00            0.00           0.00          0.00           0.00             0.00
                                         ----------      ----------     ----------    -------        ----------       ----------
  Total distributions                       0.00            0.00           0.00          0.00           0.00             0.00
                                         ----------      ----------     ----------    -------        ----------       ----------
 NET ASSET VALUE, END OF PERIOD           $23.99          $21.56         $37.62        $29.11         $25.43           $24.95
                                         ==========      ==========     ==========    =======        ==========       ==========
 TOTAL RETURN/3/                           11.22%         (42.69)%        29.23%        14.47%          1.92%           14.55%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                               $117,725        $112,689       $209,651       $192,533      $196,077         $260,212
  Ratio of net investment
   income (loss) to average
   net assets                              (0.74)%         (0.91)%        (0.96)%       (1.05)%        (1.23)%          (1.51)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses                                 1.54%           1.57%          1.59%         1.59%          1.69%            1.89%
  Ratio of expenses to average
   net assets after waived
   fees and expenses                        1.46%           1.53%          1.57%         1.56%          1.65%            1.85%
  Portfolio turnover rate                    203%            179%           117%          118%           116%             184%


1 The Fund changed its fiscal year-end from December 31 to October 31. 2 Calculated based upon average shares outstanding.

3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

 102 FINANCIAL HIGHLIGHTS

MID CAP DISCIPLINED FUND
INVESTOR CLASS SHARES - COMMENCED ON DECEMBER 31, 1998
For a share outstanding throughout each period


                                      OCT. 31,       OCT. 31,       OCT. 31,      OCT. 31,      OCT. 31,       DEC. 31,
 FOR THE PERIOD ENDED:                 2009           2008           2007          2006         2005/1/         2004
 NET ASSET VALUE, BEGINNING OF
PERIOD                                 $13.97         $23.11         $23.36        $23.23         $22.34        $20.13
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)        0.14/2/           0.14        0.18/2/          0.10      0.00/2,3/          0.06
  Net realized and unrealized
   gain (loss) on investments            2.14          (7.23)          1.10          3.45           1.07          4.00
                                     --------        -------       --------       -------     ----------       -------
  Total from investment
   operations                            2.28          (7.09)          1.28          3.55           1.07          4.06
                                     --------        -------       --------       -------     ----------       -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                    (0.12)         (0.17)         (0.12)         0.00           0.00         (0.05)
  Distributions from net
   realized gain                         0.00          (1.88)         (1.41)        (3.42)         (0.18)        (1.80)
                                     --------        -------       --------       -------     ----------       -------
  Total distributions                   (0.12)         (2.05)         (1.53)        (3.42)         (0.18)        (1.85)
                                     --------        -------       --------       -------     ----------       -------
 NET ASSET VALUE, END OF PERIOD        $16.13         $13.97         $23.11        $23.36         $23.23        $22.34
                                     ========        =======       ========       =======     ==========       =======
 TOTAL RETURN/4/                        16.55%        (33.19)%         5.58%        17.26%          4.83%        21.18%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                            $362,184       $374,417       $839,228      $756,815       $535,900      $676,333
  Ratio of net investment
   income (loss) to average
   net assets                            1.02%          0.67%          0.76%         0.53%          0.02%         0.36%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses                              1.48%          1.54%          1.52%         1.54%          1.51%         1.35%
  Ratio of expenses to average
   net assets after waived
   fees and expenses                     1.31%          1.31%          1.31%         1.31%          1.34%         1.30%
  Portfolio turnover rate/5/              106%           158%           113%          125%            94%           62%


1 The Fund changed its fiscal year-end from December 31 to October 31. 2 Calculated based upon average shares outstanding.
3 Amount calculated is less than $0.005.

4 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

                                                        FINANCIAL HIGHLIGHTS 103

MID CAP GROWTH FUND
INVESTOR CLASS SHARES - COMMENCED ON APRIL 11, 2005
For a share outstanding throughout each period


                                      OCT. 31,        OCT. 31,         OCT. 31,         OCT. 31,      OCT. 31,         SEP. 31,
 FOR THE PERIOD ENDED:                 2009            2008             2007             2006        2005/1/          2005/2/
 NET ASSET VALUE, BEGINNING OF
PERIOD                                   $3.53           $7.68            $6.67           $6.37          $6.50            $5.95
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)           (0.03)/3/       (0.05)/3/        (0.05)/3/       (0.07)         (0.01)/3/        (0.05)/3/
  Net realized and unrealized
   gain (loss) on investments             0.96           (2.79)            1.94            0.92          (0.12)            0.60
                                       ----------      ----------       ----------      -------        ----------       ----------
  Total from investment
   operations                             0.93           (2.84)            1.89            0.85          (0.13)            0.55
                                       ----------      ----------       ----------      -------        ----------       ----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                      0.00            0.00             0.00            0.00           0.00             0.00
  Distributions from net
   realized gain                          0.00           (1.31)           (0.88)          (0.55)          0.00             0.00
                                       ----------      ----------       ----------      -------        ----------       ----------
  Total distributions                     0.00           (1.31)           (0.88)          (0.55)          0.00             0.00
                                       ----------      ----------       ----------      -------        ----------       ----------
 NET ASSET VALUE, END OF PERIOD          $4.46           $3.53            $7.68           $6.67          $6.37            $6.50
                                       ==========      ==========       ==========      =======        ==========       ==========
 TOTAL RETURN/4/                         26.35%         (43.62)%          31.66%          14.05%         (2.00)%           9.24%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                              $28,067         $22,151          $44,067         $37,968        $50,319          $52,005
  Ratio of net investment
   income (loss) to average
   net assets                            (0.81)%         (0.90)%          (0.78)%         (0.84)%        (1.13)%          (1.69)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses                               1.62%           1.62%            1.59%           1.65%          1.58%            1.56%
  Ratio of expenses to average
   net assets after waived
   fees and expenses                      1.45%           1.55%            1.57%           1.57%          1.57%            1.55%
  Portfolio turnover rate/5/                68%             86%             116%            123%            13%             143%



1 The Fund changed its year end from September 30 to October 31.

2 For the period April 11, 2005, (commencement of operations) to September 30,
  2005.
3 Calculated based upon average shares outstanding.

4 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

 104 FINANCIAL HIGHLIGHTS

OPPORTUNITY FUND
INVESTOR CLASS SHARES - COMMENCED ON DECEMBER 31, 1985
For a share outstanding throughout each period


                                       OCT. 31,       OCT. 31,         OCT. 31,       OCT. 31,        OCT. 31,         DEC. 31,
 FOR THE PERIOD ENDED:                  2009            2008            2007           2006          2005/1/            2004
 NET ASSET VALUE, BEGINNING OF
PERIOD                                   $23.76         $46.28           $48.54         $47.29        $46.40            $39.45
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)          0.05/2/        0.06/2/          0.23/2/           0.09         (0.10)/2/         (0.26)
  Net realized and unrealized
   gain (loss) on investments              5.63         (15.48)            6.04           6.09          0.99              7.21
                                       --------       --------         --------        -------       ----------        -------
  Total from investment
   operations                              5.68         (15.42)            6.27           6.18          0.89              6.95
                                       --------       --------         --------        -------       ----------        -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                       0.00          (0.46)           (0.09)          0.00          0.00              0.00
  Distributions from net
   realized gain                           0.00          (6.47)           (8.44)         (4.93)         0.00              0.00
  Return of Capital                        0.00          (0.17)            0.00           0.00          0.00              0.00
                                       --------       --------         --------        -------       ----------        -------
  Total distributions                      0.00          (7.10)           (8.53)         (4.93)         0.00              0.00
                                       --------       --------         --------        -------       ----------        -------
 NET ASSET VALUE, END OF PERIOD          $29.44         $23.76           $46.28         $48.54        $47.29            $46.40
                                       ========       ========         ========        =======       ==========        =======
 TOTAL RETURN/3/                          23.91%        (38.60)%          14.81%         13.81%         1.92%            17.62%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                            $1,030,766       $895,916       $1,721,922     $1,834,134      $1,938,610       $2,389,496
  Ratio of net investment
   income (loss) to average
   net assets                              0.21%          0.17%            0.50%          0.18%        (0.46)%           (0.55)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses                                1.46%          1.49%            1.53%          1.47%         1.46%             1.39%
  Ratio of expenses to average
   net assets after waived
   fees and expenses                       1.35%          1.35%            1.35%          1.35%         1.36%             1.35%
  Portfolio turnover rate/4/                 55%            73%              56%            39%           35%               42%


1 The Fund changed its fiscal year-end from December 31 to October 31. 2 Calculated based upon average shares outstanding.

3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

                                                        FINANCIAL HIGHLIGHTS 105

SMALL CAP DISCIPLINED FUND
INVESTOR CLASS SHARES - COMMENCED ON MARCH 28, 2002
For a share outstanding throughout each period


                                        OCT. 31,          OCT. 31,       OCT. 31,     OCT. 31,          OCT. 31,        DEC. 31,
 FOR THE PERIOD ENDED:                   2009              2008           2007         2006             2005/1/          2004
 NET ASSET VALUE, BEGINNING OF
PERIOD                                    $10.99           $17.92         $18.00        $16.04           $16.70         $13.91
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)             (0.01)/2/      0.02/2/        0.05/2/         (0.06)/2/        (0.07)         (0.06)
  Net realized and unrealized
   gain (loss) on investments               0.45            (5.65)          0.74          2.80            (0.38)          3.75
                                         ----------      --------       --------       ----------       -------        -------
  Total from investment
   operations                               0.44            (5.63)          0.79          2.74            (0.45)          3.69
                                         ----------      --------       --------       ----------       -------        -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                        0.00            (0.16)          0.00          0.00             0.00           0.00
  Distributions from net
   realized gain                            0.00            (1.14)         (0.87)        (0.78)           (0.21)         (0.90)
                                         ----------      --------       --------       ----------       -------        -------
  Total distributions                       0.00            (1.30)         (0.87)        (0.78)           (0.21)         (0.90)
                                         ----------      --------       --------       ----------       -------        -------
 NET ASSET VALUE, END OF PERIOD           $11.43           $10.99         $17.92        $18.00           $16.04         $16.70
                                         ==========      ========       ========       ==========       =======        =======
 TOTAL RETURN/3/                            4.00%          (33.46)%         4.46%        17.68%           (2.71)%        27.04%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                               $180,060         $213,243       $384,047      $356,484          $172,013       $135,287
  Ratio of net investment
   income (loss) to average
   net assets                              (0.12)%           0.11%          0.26%        (0.37)%          (0.57)%        (0.55)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses                                 1.67%            1.70%          1.74%         1.73%            1.73%          1.65%
  Ratio of expenses to average
   net assets after waived
   fees and expenses                        1.49%            1.49%          1.53%         1.61%            1.62%          1.59%
  Portfolio turnover rate/4/                  64%              77%            97%          100%              56%            41%


1 The Fund changed its fiscal year-end from December 31 to October 31. 2 Calculated based upon average shares outstanding.

3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

 106 FINANCIAL HIGHLIGHTS

SMALL CAP GROWTH FUND
INVESTOR CLASS SHARES - COMMENCED ON APRIL 11, 2005
For a share outstanding throughout each period


                                         OCT. 31,         OCT. 31,          OCT. 31,         OCT. 31,     OCT. 31,     SEP. 30,
 FOR THE PERIOD ENDED:                    2009             2008              2007             2006        2005/1/     2005/2/
 NET ASSET VALUE, BEGINNING OF
PERIOD                                      $7.52           $15.93            $13.99          $12.18       $12.52        $11.06
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)              (0.08)/3/        (0.12)/3/
  Net realized and unrealized                                                  (0.16)/3/       (0.19)       (0.01)        (0.07)/3/
   gain (loss) on investments                2.70            (5.99)
                                          ----------      -----------           3.64            2.93        (0.33)         1.53
  Total from investment                                                     -----------     --------     --------      -----------
   operations                                2.62            (6.11)
                                          ----------      -----------           3.48            2.74        (0.34)         1.46
 LESS DISTRIBUTIONS:                                                        -----------     --------     --------      -----------
  Distributions from net
   investment income                         0.00             0.00
  Distributions from net                                                        0.00            0.00         0.00          0.00
   realized gain                             0.00            (2.30)
                                          ----------      -----------          (1.54)          (0.93)        0.00          0.00
  Total distributions                        0.00            (2.30)         -----------     --------     --------      -----------
                                          ----------      -----------          (1.54)          (0.93)        0.00          0.00
 NET ASSET VALUE, END OF PERIOD            $10.14            $7.52          -----------     --------     --------      -----------
                                         ===========      ===========         $15.93          $13.99       $12.18        $12.52
 TOTAL RETURN/4/                            34.84%          (43.87)%        ===========     ========     ========      ===========
 RATIOS/SUPPLEMENTAL DATA:                                                     27.32%          23.59%       (2.72)%       13.20%
  Net assets, end of period
   (000s)                                 $26,402          $19,322
  Ratio of net investment                                                    $43,069         $37,082      $35,304       $37,511
   income (loss) to average
   net assets                               (1.02)%          (1.05)%
  Ratio of expenses to average                                                 (1.09)%         (1.32)%      (1.44)%       (1.33)%
   net assets prior to waived
   fees and reimbursed
   expenses                                  1.62%            1.71%
  Ratio of expenses to average                                                  1.72%           1.78%        1.73%         1.72%
   net assets after waived
   fees and expenses                         1.49%            1.55%
  Portfolio turnover rate/5/                   76%              82%             1.57%           1.57%        1.57%         1.57%
                                                                                 122%            142%          10%          149%



1 The Fund changed its year end from September 30 to October 31.

2 For the period April 11, 2005, (commencement of operations) to September 30,
  2005.
3 Calculated based upon average shares outstanding.

4 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

                                                        FINANCIAL HIGHLIGHTS 107

SMALL CAP VALUE FUND
INVESTOR CLASS SHARES - COMMENCED ON DECEMBER 31, 1997
For a share outstanding throughout each period


                                       OCT. 31,           OCT. 31,        OCT. 31,       OCT. 31,      OCT. 31,       DEC. 31,
 FOR THE PERIOD ENDED:                  2009               2008            2007           2006        2005/1/          2004
 NET ASSET VALUE, BEGINNING OF
PERIOD                                   $18.50           $36.73          $32.98          $31.45        $29.40         $27.53
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)          0.17/2/            (0.01)/2/       (0.13)/2/       (0.02)        (0.15)         (0.22)/2/
  Net realized and unrealized
   gain (loss) on investments              5.03           (13.43)           6.84            4.66          2.71           5.54
                                       --------          ----------      ----------      -------       -------        ----------
  Total from investment
   operations                              5.20           (13.44)           6.71            4.64          2.56           5.32
                                       --------          ----------      ----------      -------       -------        ----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                       0.00            (0.01)           0.00            0.00          0.00           0.00
  Distributions from net
   realized gain                           0.00            (4.78)          (2.96)          (3.11)        (0.51)         (3.45)
                                       --------          ----------      ----------      -------       -------        ----------
  Total distributions                      0.00            (4.79)          (2.96)          (3.11)        (0.51)         (3.45)
                                       --------          ----------      ----------      -------       -------        ----------
 NET ASSET VALUE, END OF PERIOD          $23.70           $18.50          $36.73          $32.98        $31.45         $29.40
                                       ========          ==========      ==========      =======       =======        ==========
 TOTAL RETURN/3/                          28.11%          (41.20)%         21.95%          15.53%         8.83%         20.09%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                            $1,523,637         $1,461,833      $3,183,124     $2,571,031    $1,926,165      $1,359,158
  Ratio of net investment
   income (loss) to average
   net assets                              0.88%           (0.02)%         (0.37)%         (0.05)%       (0.57)%        (0.79)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses                                1.55%            1.57%           1.61%           1.61%         1.58%          1.40%
  Ratio of expenses to average
   net assets after waived
   fees and expenses                       1.36%            1.36%           1.36%           1.36%         1.34%          1.36%
  Portfolio turnover rate/4/                 27%              27%             48%             33%           33%            34%



1 The Fund changed its year end from December 31 to October 31.

2 Calculated based upon average shares outstanding.

3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

 108 FINANCIAL HIGHLIGHTS

SMALL/MID CAP VALUE FUND
INVESTOR CLASS SHARES - COMMENCED ON MARCH 28, 2002
For a share outstanding throughout each period


                                      OCT. 31,        OCT. 31,          OCT. 31,         OCT. 31,       OCT. 31,       DEC. 31,
 FOR THE PERIOD ENDED:                 2009            2008              2007             2006          2005/1/         2004
 NET ASSET VALUE, BEGINNING OF
PERIOD                                   $8.81         $18.18            $16.34           $14.62         $13.83         $12.01
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)         0.10/2/        0.06/2/             (0.12)/2/        (0.01)         (0.08)         (0.13)
  Net realized and unrealized
   gain (loss) on investments             2.90          (7.82)             2.19             2.05           1.22           2.43
                                     ---------      ---------          -----------      --------       --------       --------
  Total from investment
   operations                             3.00          (7.76)             2.07             2.04           1.14           2.30
                                     ---------      ---------          -----------      --------       --------       --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                      0.00          (0.02)             0.00             0.00           0.00           0.00
  Distributions from net
   realized gain                          0.00          (1.59)            (0.23)           (0.32)         (0.35)         (0.48)
                                     ---------      ---------          -----------      --------       --------       --------
  Total distributions                     0.00          (1.61)            (0.23)           (0.32)         (0.35)         (0.48)
                                     ---------      ---------          -----------      --------       --------       --------
 NET ASSET VALUE, END OF PERIOD         $11.81          $8.81            $18.18           $16.34         $14.62         $13.83
                                     =========      =========          ===========      ========       ========       ========
 TOTAL RETURN/3/                         34.05%        (46.14)%           12.83%           14.13%          8.45%         19.37%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                              $94,728        $75,324          $169,624          $150,180       $37,526        $17,678
  Ratio of net investment
   income (loss) to average
   net assets                             1.02%          0.44%            (0.68)%          (0.33)%        (1.01)%        (1.30)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses                               1.67%          1.69%             1.73%            1.78%          1.95%          2.06%
  Ratio of expenses to average
   net assets after waived
   fees and expenses                      1.49%          1.49%             1.52%            1.57%          1.70%          1.76%
  Portfolio turnover rate/4/                35%            43%               89%              56%            80%           133%


1 The Fund changed its fiscal year-end from December 31 to October 31. 2 Calculated based upon average shares outstanding.

3 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

                                                        FINANCIAL HIGHLIGHTS 109

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on each Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period. The Report of Independent Registered Public Accounting Firm and each Fund's audited financial statements included in the Fund's most recent annual report are incorporated by reference into this Prospectus.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

On the Internet:
www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]




                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                            030SCIV / P206 03-10
                                                          ICA Reg. No. 811-09253
(Copyright) 2010 Wells Fargo Funds Management, LLC. All rights reserved.

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]

                                 MARCH 1, 2010

                                   Prospectus

                                Classes A, B, C

WELLS FARGO ADVANTAGE FUNDS (Reg. TM) -  SPECIALTY FUNDS

Specialized Financial Services Fund
Class A -  SIFEX, Class B -  SIFBX, Class C -  SIFCX

Specialized Technology Fund
Class A -  WFSTX, Class B -  WFTBX, Class C -  WFTCX

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

FUND SUMMARIES

A SUMMARY OF INFORMATION ABOUT EACH FUND, INCLUDING: INVESTMENT OBJECTIVE, FEES AND EXPENSES, PORTFOLIO TURNOVER, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, MANAGEMENT OF THE FUND, TRANSACTION POLICIES AND TAX INFORMATION



Specialized Financial Services Fund         2
  Summary
Specialized Technology Fund Summary         6
Summary of Other Important Information     10
  Regarding Purchase and Sale of Fund
  Shares


--------------------------------------------------------------------------------


THE FUNDS
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENTS, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS



Key Fund Information                   12
Specialized Financial Services Fund    13
Specialized Technology Fund            15
Description of Principal Investment    17
  Risks
Portfolio Holdings Information         20


--------------------------------------------------------------------------------


ORGANIZATION AND MANAGEMENT OF
THE FUNDS
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY



Organization and Management of the Funds   21
About Wells Fargo Funds Trust              21
The Investment Adviser                     21
The Sub-Advisers and Portfolio Managers    21


--------------------------------------------------------------------------------


YOUR ACCOUNT

INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO OPEN AN ACCOUNT, AND BUY, SELL AND EXCHANGE FUND SHARES



A Choice of Share Classes                  23
Reductions and Waivers of Sales Charges    25
Compensation to Dealers and Shareholder    29
   Servicing Agents
Pricing Fund Shares                        31
How to Open an Account                     32
How to Buy Shares                          33
How to Sell Shares                         35
How to Exchange Shares                     38
Account Policies                           40


--------------------------------------------------------------------------------


OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS



Distributions                                 42
Taxes                                         43
Additional Performance Information            44
Financial Highlights                          45
For More Information                  Back Cover

SPECIALIZED FINANCIAL SERVICES FUND SUMMARY
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE

The Specialized Financial Services Fund seeks long-term capital appreciation.

FEES AND EXPENSES


These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the aggregate in specified classes of certain WELLS FARGO ADVANTAGE FUNDS (Reg. TM). More information about these and other discounts is available from your financial professional and in "A Choice of Share Classes" and "Reductions and Waivers of Sales Charges" on pages 23 and 25 of the Prospectus and "Additional Purchase and Redemption Information" on page 33 of the SAI.


 SHAREHOLDER FEES(fees paid directly
  from your investment)                     CLASS A   CLASS B   CLASS C
  Maximum sales charge (load) imposed       5.75%        None     None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)      None/1/     5.00%    1.00%
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)


 ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a
percentage of the value of your
investment)                                CLASS A   CLASS B   CLASS C
  Management Fees                           0.95%     0.95%     0.95%
  Distribution (12b-1) Fees                 0.00%     0.75%     0.75%
  Other Expenses                            0.73%     0.74%     0.72%
  TOTAL ANNUAL FUND OPERATING EXPENSES      1.68%     2.44%     2.42%
  Fee Waivers                               0.33%     0.34%     0.32%
  TOTAL ANNUAL FUND OPERATING EXPENSES      1.35%     2.10%     2.10%
  AFTER FEE WAIVER/1/



/1/ The adviser has committed through February 28, 2011, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's net operating expenses, excluding brokerage commissions, interest, taxes and extraordinary expenses, do not exceed the net operating expense ratios shown. The committed net operating expense ratios may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES


This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated below and then either redeem all of your shares at the end of these periods or continue to hold them; your investment has a 5% return each year; and the Fund's operating expenses remain the same, although your actual costs may be higher or lower.


 2 SPECIALIZED FINANCIAL SERVICES FUND SUMMARY

                                          1 YEAR      3 YEARS       5 YEARS       10 YEARS
 CLASS A (if you sell your shares at      $705         $1,044        $1,406        $2,422
  the end of the period)
 CLASS B (if you sell your shares at      $713         $1,028        $1,470        $2,471
  the end of the period)
 CLASS C (if you sell your shares at      $313         $  724        $1,262        $2,732
  the end of the period)
 CLASS A (if you do not sell your         $705         $1,044        $1,406        $2,422
  shares at the end of the period)
 CLASS B (if you do not sell your         $213         $  728        $1,270        $2,471
  shares at the end of the period)
 CLASS C (if you do not sell your         $213         $  724        $1,262        $2,732
  shares at the end of the period)


PORTFOLIO TURNOVER


The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 7% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES

We invest principally in equity securities of financial services companies (such as financial services holding companies, bank holding companies, commercial banks, savings and loan associations, brokerage companies, insurance companies, real estate-related companies, leasing companies, and consumer and industrial finance companies).We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. In researching potential investments,we screen for companies based on fundamentals such as price to book ratio, price to earnings ratio, capital adequacy, and credit quality. In addition, we examine companies for growth potential, whether by new product introductions, geographic expansion, or merger and acquisition activities.We examine the current economic environment to determine which companies in the financial services sector are likely to benefit or be hurt by changes in the market environment or government regulatory actions.

We concentrate the Fund's investments in the financial services sector. We continuously monitor the Fund's existing holdings to determine if fundamentals have changed.We may reduce or eliminate exposure to a stock when we identify a more attractive investment opportunity, and/or when a company's fundamentals change.

PRINCIPAL INVESTMENT RISKS


DERIVATIVES RISK. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.


FINANCIAL SERVICES SECTOR RISK. The Fund concentrates its investments in the financial services sector and therefore may be more susceptible to financial, economic or market events impacting the financial services sector.

ISSUER RISK. The value of a security may decline because of adverse events or circumstances that directly relate to conditions at the issuer or any entity providing it credit or liquidity support.

LEVERAGE RISK. Leverage created by borrowing or investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value.


LIQUIDITY RISK. A security may not be able to be sold at the time desired without adversely affecting the price.


MANAGEMENT RISK. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss. An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

REGULATORY RISK. Changes in government regulations may adversely affect the value of a security.


SMALLER COMPANY SECURITIES RISK. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than larger company stocks.


                                   SPECIALIZED FINANCIAL SERVICES FUND SUMMARY 3

--------------------------------------------------------------------------------
PERFORMANCE


The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.


[GRAPHIC APPEARS HERE]


 CALENDAR YEAR TOTAL RETURNS FOR CLASS A (Incepted on July 2, 1962)/1/ AS OF 12/31 EACH
                                          YEAR
          (Returns do not reflect sales charges and would be lower if they did)
 2000    2001      2002     2003   2004   2005    2006   2007     2008      2009
20.94%   -2.89%   -13.69%  29.15%  7.32%  6.01%  18.68%  -16.29%  -53.95%  20.54%



             BEST AND WORST QUARTER
  Best Quarter:       Q3    2009       26.87%
  Worst Quarter:      Q4    2008      -35.46%



 AVERAGE ANNUAL TOTAL RETURNS
ASOF 12/31/09 (RETURNS REFLECT
  APPLICABLE SALES CHARGES)                    1 YEAR         5 YEARS        10 YEARS
 CLASS A (Incepted on July 2, 1962)             13.60%         -11.24%        -2.53%
  Returns Before Taxes
 CLASS A (Incepted on July 2, 1962)             13.33%         -12.29%        -4.37%
  Returns After Taxes on Distributions
 CLASS A (Incepted on July 2, 1962)              8.80%          -8.98%        -2.07%
  Returns After Taxes on Distributions
  and Sale of Fund Shares
 CLASS B (Incepted on May 1, 1997)              14.45%         -11.51%        -2.53%
  Returns Before Taxes
 CLASS C (Incepted on May 1, 1997)              20.25%         -10.70%        -2.67%
  Returns Before Taxes
 S&P 500 (Reg. TM) INDEX(reflects no            26.46%           0.42%         0.95%
  deduction for fees, expenses or taxes)
 S&P FINANCIAL INDEX(reflects no                17.22%         -11.56%        -2.61%
  deduction for fees, expenses or taxes)



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.


 4 SPECIALIZED FINANCIAL SERVICES FUND SUMMARY

FUND MANAGEMENT

  INVESTMENT
   ADVISER
 Wells Fargo
Funds
Management,
LLC


 SUB-ADVISER      PORTFOLIO MANAGER, TITLE/MANAGED SINCE
 Wells Capital    ALLEN J. AYVAZIAN, Portfolio Manager/2004
 Management       ALLEN E. WISNIEWSKI, CFA, Portfolio Manager/2004
 Incorporated



For more information, see "Organization and Management of the Funds-Investment Adviser and Portfolio Managers" beginning on page 21 of the Prospectus.
For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Summary of Other Important Information Regarding Purchase and Sale of Fund Shares" beginning on page 10 of the Prospectus.


                                   SPECIALIZED FINANCIAL SERVICES FUND SUMMARY 5

SPECIALIZED TECHNOLOGY FUND SUMMARY
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Specialized Technology Fund seeks long-term capital appreciation.

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the aggregate in specified classes of certain WELLS FARGO ADVANTAGE FUNDS (Reg. TM). More information about these and other discounts is available from your financial professional and in "A Choice of Share Classes" and "Reductions and Waivers of Sales Charges" on pages 23 and 25 of the Prospectus and "Additional Purchase and Redemption Information" on page 33 of the SAI.


 SHAREHOLDER FEES(fees paid directly
  from your investment)                    CLASS A    CLASS B   CLASS C
  Maximum sales charge (load) imposed       5.75%        None      None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)      None/1/    5.00%     1.00%
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)


 ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a
percentage of the value of your
investment)                                CLASS A    CLASS B    CLASS C
  Management Fees                           1.05%      1.05%      1.05%
  Distribution (12b-1) Fees                 0.00%      0.75%      0.75%
  Other Expenses                            0.80%      0.80%      0.80%
  Acquired Fund Fees and Expenses           0.01%      0.01%      0.01%
  TOTAL ANNUAL FUND OPERATING EXPENSES      1.86%      2.61%      2.61%
  Fee Waivers                               0.10%      0.10%      0.10%
  TOTAL ANNUAL FUND OPERATING EXPENSES      1.76%      2.51%      2.51%
  AFTER FEE WAIVER/1/



/1/ The adviser has committed through February 28, 2011, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Funds' net operating expenses, excluding brokerage commissions, interest, taxes, extraordinary expenses and the expenses of any money market fund or other fund held by the Fund, do not exceed the net operating expense ratio of 1.75% for Class A shares, and 2.50% for Class B and Class C shares. The committed net operating expense ratios may be increased or terminated only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated below and then either redeem all of your shares at the end of these periods or continue to hold them; your investment has a 5% return each year; and the Fund's operating expenses remain the same, although your actual costs may be higher or lower.


 6 SPECIALIZED TECHNOLOGY FUND SUMMARY

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
 CLASS A (if you sell your shares at        $744    $1,117    $1,514    $2,622
  the end of the period)
 CLASS B (if you sell your shares at        $754    $1,102    $1,576    $2,661
  the end of the period)
 CLASS C (if you sell your shares at        $354    $  802    $1,376    $2,937
  the end of the period)
 CLASS A (if you do not sell your           $744    $1,117    $1,514    $2,622
  shares at the end of the period)
 CLASS B (if you do not sell your           $254    $  802    $1,376    $2,661
  shares at the end of the period)
 CLASS C (if you do not sell your           $254    $  802    $1,376    $2,937
  shares at the end of the period)


PORTFOLIO TURNOVER


The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 144% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES


We invest principally in equity securities of global technology companies including common stocks and preferred stocks,warrants, convertible debt securities, ADRs (and similar investments), shares of other mutual funds, and shares of foreign companies traded and settled on U.S. exchanges and over-the-counter markets.We may also use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.We may also hedge the portfolio's foreign currency exposure by purchasing or selling foreign currency futures and foreign currency forward contracts.


We define technology companies as those with revenues primarily generated by technology products and services, such as computer, software, communications equipment and services, semi-conductor, health care, biotechnology, defense and aerospace, energy equipment and services, nanotechnology, electric manufacturing services and others. We concentrate the Fund's investments in the technology sector, and because we retain the flexibility to invest in a relatively small number of stocks, the Fund is also considered to be non-diversified.

We evaluate the fundamental value and prospects for growth of individual companies and focus on technology companies that we expect will have higher than average rates of growth and strong potential for capital appreciation.We develop forecasts of economic growth, inflation, and interest rates that we use to identify regions and individual countries that are likely to offer the best investment opportunities.We may reduce or eliminate exposure to a stock when we identify a more attractive investment opportunity and/or when a company's fundamentals change.We may actively trade portfolio securities.

PRINCIPAL INVESTMENT RISKS

ACTIVE TRADING RISK. Frequent trading will result in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

COUNTER-PARTY RISK. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.

CURRENCY HEDGING RISK. An investment transacted in a foreign currency may lose value due to fluctuations in the rate of exchange.

DERIVATIVES RISK. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.

EMERGING MARKETS RISK. Foreign investment risks are typically greater for securities in emerging markets, which can be more vulnerable to recessions, currency volatility, inflation and market failure.

FOREIGN INVESTMENT RISK. Foreign investments face the potential of heightened illiquidity, greater price volatility and adverse effects of political, regulatory, tax, currency, economic or other macroeconomic developments.

ISSUER RISK. The value of a security may decline because of adverse events or circumstances that directly relate to conditions at the issuer or any entity providing it credit or liquidity support.

LEVERAGE RISK. Leverage created by borrowing or investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value.


LIQUIDITY RISK. A security may not be able to be sold at the time desired without adversely affecting the price.


MANAGEMENT RISK. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss. An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                           SPECIALIZED TECHNOLOGY FUND SUMMARY 7

MARKET RISK. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

NON-DIVERSIFICATION RISK. Because the percentage of a non-diversified fund's assets invested in the securities of a single issuer is not limited by the 1940 Act, greater investment in a single issuer makes a fund more susceptible to financial, economic or market events impacting such issuer.

REGULATORY RISK. Changes in government regulations may adversely affect the value of a security.

SMALLER COMPANY SECURITIES RISK. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than larger company stocks.

TECHNOLOGY SECTOR RISK. The Fund concentrates its investments in the technology sector and therefore may be more susceptible to financial, economic or market events impacting the technology sector. Specifically, such investments may experience greater volatility due to rapid product cycles and significant competitive pressures, and may become rapidly obsolete.


--------------------------------------------------------------------------------


PERFORMANCE


The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.


[GRAPHIC APPEARS HERE]


  CALENDAR YEAR TOTAL RETURNS FOR CLASS A (Incepted on September 18, 2000) AS OF 12/31 EACH YEAR
               (Returns do not reflect sales charges and would be lower if they did)
  2001     2002    2003    2004   2005   2006   2007     2008    2009
-38.36%  -41.33%  72.47%  18.08%  8.15%  6.25%  28.55%  -44.95%  58.44%



             BEST AND WORST QUARTER
  Best Quarter:       Q4    2001   39.40%
  Worst Quarter:      Q1    2001  -32.80%



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/09 (Returns reflect
  applicable sales charges)                  1 YEAR   5 YEARS   LIFE OF FUND
 CLASS A (Incepted on September 18,          49.31%    3.95%       -5.17%
  2000) Returns Before Taxes
 CLASS A (Incepted on September 18,          49.31%    3.95%       -5.17%
  2000) Returns After Taxes on
  Distributions
 CLASS A (Incepted on September 18,          32.05%    3.39%       -4.23%
  2000) Returns After Taxes on
  Distributions and Sale of Fund Shares
 CLASS B (Incepted on September 18,          52.29%    4.06%       -5.12%
  2000) Returns Before Taxes
 CLASS C (Incepted on September 18,          56.44%    4.41%       -5.30%
  2000) Returns Before Taxes
 S&P 500 (Reg. TM) INDEX(reflects no         26.46%    0.42%       -0.93%
  deduction for fees, expenses or taxes)
 S&P NORTH AMERICAN TECHNOLOGY INDEX         63.19%    3.75%       -7.09%



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through


 8 SPECIALIZED TECHNOLOGY FUND SUMMARY
tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.


FUND MANAGEMENT

  INVESTMENT
   ADVISER
 Wells Fargo
Funds
Management,
LLC


 SUB-ADVISER        PORTFOLIO MANAGER, TITLE/MANAGED SINCE
 RCM Capital        HUACHEN CHEN, CFA, Portfolio Manager/2000
 Management, LLC   WALTER C. PRICE, JR., CFA, Portfolio Manager/2000



For more information, see "Organization and Management of the Funds-Investment Adviser and Portfolio Managers" beginning on page 21 of the Prospectus.
For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Summary of Other Important Information Regarding Purchase and Sale of Fund Shares" beginning on page 10 of the Prospectus.


                                           SPECIALIZED TECHNOLOGY FUND SUMMARY 9

SUMMARY OF OTHER IMPORTANT INFORMATION REGARDING PURCHASE AND SALE OF FUND
SHARES


TRANSACTION POLICIES


BUYING FUND SHARES                       TO PLACE ORDERS OR REDEEM SHARES
---------------------------------------- --------------------------------------------
MINIMUM INITIAL INVESTMENT               MAIL: WELLS FARGO ADVANTAGE FUNDS
Class A and Class C: $1,000              P.O. Box 8266
Class B shares are generally closed to   Boston, MA 02266-8266
 new investment.                         INTERNET: www.wellsfargo.com/advantagefunds
MINIMUM ADDITIONAL INVESTMENT            PHONE OR WIRE: 1-800-222-8222
All Classes: $100                        IN PERSON: Investor Center
See HOW TO BUY SHARES beginning on       100 Heritage Reserve
 page 33 of the
 Prospectus                              Menomonee Falls,WI 53051.

                                         CONTACT YOUR FINANCIAL PROFESSIONAL.




In general, you can buy or sell shares of the Fund by mail, internet, phone, wire or in person on any business day. You also may buy and sell shares through a financial professional.


TAX INFORMATION

Any distributions you receive from the Fund may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax advantaged investment plan.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Consult your salesperson or visit your financial intermediary's Web site for more information.

 10 SUMMARY OF OTHER IMPORTANT INFORMATION REGARDING PURCHASE AND SALE OF FUND SHARES

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

The Funds are distributed by Wells Fargo Funds Distributor, LLC, a member of FINRA/SIPC, and an affiliate of Wells Fargo & Company. Securities Investor Protection Corporation ("SIPC") information and brochure are available at www.SIPC.org or by calling SIPC at (202)371-8300.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about certain Funds within the WELLS FARGO ADVANTAGE FUNDS (Reg. TM) family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-advisers, or the portfolio managers. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENTS AND PRINCIPAL INVESTMENT STRATEGIES The investment objective of each Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

o  what the Fund is trying to achieve;

o  how we intend to invest your money; and

o what makes the Fund different from the other Fund offered in this Prospectus.

This section also provides a summary of each Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of each Fund concerning "80% of the Fund's net assets" may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the principal risk factors for each Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.

 12 KEY FUND INFORMATION

SPECIALIZED FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Allen J. Ayvazian
Allen E. Wisniewski, CFA

FUND INCEPTION:
07/02/1962
CLASS A:
Ticker: SIFEX
Fund Number: 1818
CLASS B:
Ticker: SIFBX
Fund Number: 1819
CLASS C:
Ticker: SIFCX
Fund Number: 1820

INVESTMENT OBJECTIVE
The Specialized Financial Services Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of financial services companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES


We invest principally in equity securities of financial services companies (such as financial services holding companies, bank holding companies, commercial banks, savings and loan associations, brokerage companies, insurance companies, real estate-related companies, leasing companies, and consumer and industrial finance companies).


In researching potential investments, we screen for companies based on fundamentals such as price to book ratio, price to earnings ratio, capital adequacy, and credit quality. In addition, we examine companies for growth potential, whether by new product introductions, geographic expansion, or merger and acquisition activities. We examine the current economic environment to determine which companies in the financial services sector are likely to benefit or be hurt by changes in the market environment or government regulatory actions. We concentrate the Fund's investments in the financial services sector.

We continuously monitor the Fund's existing holdings to determine if fundamentals have changed. We may reduce or eliminate exposure to a stock when we identify a more attractive investment opportunity, and/or when a company's fundamentals change.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                          SPECIALIZED FINANCIAL SERVICES FUND 13

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.


   o Derivatives Risk

   o Financial Services Sector Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk

   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Smaller Company Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

 14 SPECIALIZED FINANCIAL SERVICES FUND

SPECIALIZED TECHNOLOGY FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
RCM Capital Management, LLC

PORTFOLIO MANAGERS
Huachen Chen, CFA
Walter C. Price, Jr., CFA

FUND INCEPTION:
09/18/2000
CLASS A:
Ticker: WFSTX
Fund Number: 1600
CLASS B:
Ticker: WFTBX
Fund Number: 1601
CLASS C:
Ticker: WFTCX
Fund Number: 1602

INVESTMENT OBJECTIVE
The Specialized Technology Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of technology companies;

o up to 50% of the Fund's total assets in equity securities of foreign issuers, directly or through ADRs and similar investments;

o up to 25% of the Fund's total assets in any one foreign country, although investments in Japan may exceed this limitation; and

o primarily in issuers with average market capitalizations of $500 million or more, although we may invest up to 15% of the Fund's total assets in equity securities of issuers with market capitalizations below $100 million at the time of purchase.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES


We invest principally in equity securities of global technology companies including common stocks and preferred stocks, warrants, convertible debt securities, ADRs (and similar investments), shares of other mutual funds, and shares of foreign companies traded and settled on U.S. exchanges and over-the-counter markets. We may also use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return. We may also hedge the portfolio's foreign currency exposure by purchasing or selling foreign currency futures and foreign currency forward contracts.


We define technology companies as those with revenues primarily generated by technology products and services, such as computer, software, communications equipment and services, semi-conductor, health care, biotechnology, defense and aerospace, energy equipment and services, nanotechnology, electric manufacturing services and others. We concentrate the Fund's investments in the technology sector, and because we retain the flexibility to invest in a relatively small number of stocks, the Fund is also considered to be non-diversified.

We evaluate the fundamental value and prospects for growth of individual companies and focus on technology companies that we expect will have higher than average rates of growth and strong potential for capital appreciation. We develop forecasts of economic growth, inflation, and interest rates that we use to identify regions and individual countries that are likely to offer the best investment opportunities. We may reduce or eliminate exposure to a stock when we identify a more attractive investment opportunity and/or when a company's fundamentals change. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                  SPECIALIZED TECHNOLOGY FUND 15

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Currency Hedging Risk
   o Derivatives Risk
   o Emerging Markets Risk
   o Foreign Investment Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Non-Diversification Risk
   o Regulatory Risk
   o Smaller Company Securities Risk
   o Technology Sector Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

 16 SPECIALIZED TECHNOLOGY FUND

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for each Fund have been previously identified and are described below. Additional information about the principal risks is included in the Statement of Additional Information.

ACTIVE TRADING RISK     Frequent trading will result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

COUNTER-PARTY RISK      When a Fund enters into a repurchase agreement, an agreement where it buys a security from a seller that agrees to repurchase the security at an agreed upon price and time, the
                        Fund is exposed to the risk that the other party will not fulfill its contractual obligation.
                        Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.

CURRENCY HEDGING RISK   An investment transacted in a foreign currency may lose value due to fluctuations in the rate of exchange. To manage currency exposure, a Fund may purchase currency futures or enter into forward currency contracts to "lock in" the U.S. dollar price of the security. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future price set at the time of the contract. Similar to a forward currency contract, currency futures contracts are standardized for the convenience of market participants and quoted on an exchange. To reduce the risk of one party to the contract defaulting, the accrued profit or loss from a futures contract is calculated and paid on a daily basis rather than on the maturity of the contract.

DERIVATIVES RISK        The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                        For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.


                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 17

EMERGING MARKETS RISK            Emerging markets securities typically present even greater exposure to the risks described under "Foreign Investment Risk" and may be particularly sensitive to certain economic changes. For example, emerging market countries are more often dependent on international trade and are therefore often vulnerable to recessions in other countries.
                                 Emerging markets may be under-capitalized and have less developed legal and financial systems than markets in the developed world. Additionally, emerging markets may have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities also may be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

FINANCIAL SERVICES SECTOR RISK   The Specialized Financial Services Fund concentrates its investments in the financial services sector and therefore may be more susceptible to financial, economic or market events impacting the financial services sector. In particular, the financial services sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Because financial services companies are subject to extensive government regulations, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge, their profitability can, as a result, be significantly impacted. In the recent past, the financial services industries have experienced considerable financial distress, which has led to the implementation of government programs to ease that distress.

FOREIGN INVESTMENT RISK          Foreign investments, including American Depositary Receipts (ADRs) and similar investments, are subject to more risks than U.S. domestic investments. These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. In addition, amounts realized on sales or distributions of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities. Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates. Such fluctuations may reduce the value of the investment. Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.

ISSUER RISK                      The value of a security may decline for a number of reasons that directly relate to the issuer or an entity providing credit support or liquidity support, such as management performance, financial leverage, and reduced demand for the issuer's goods, services or securities.

LEVERAGE RISK                    Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.


 18 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

LIQUIDITY RISK               A security may not be sold at the time desired or without adversely affecting the price.

MANAGEMENT RISK              We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor does anyone we contract with to provide services, such as selling agents or investment advisers, promise to make good on any such losses.

MARKET RISK                  The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value or become illiquid due to factors affecting securities markets generally or particular industries represented in the securities markets.
                             The value or liquidity of a security may decline or become illiquid due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline or become illiquid due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline or become illiquid in value simultaneously.

NON-DIVERSIFICATION RISK     Because the percentage of a non-diversified fund's assets invested in the securities of a single issuer is not limited by the 1940 Act, greater investment in a single issuer makes a fund more susceptible to financial, economic or market events impacting such issuer. (A
                             "diversified" investment company is required by the 1940 Act, generally, with respect to 75%
                             of its total assets, to invest not more than 5% of such assets in the securities of a single issuer.)

REGULATORY RISK              Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.

SMALLER COMPANY SECURITIES   Securities of companies with smaller market capitalizations tend to be more volatile and less
RISK                         liquid than larger company stocks. Smaller companies may have no or relatively short operating histories, or be newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.

TECHNOLOGY SECTOR RISK       The Specialized Technology Fund concentrates its investments in the technology sector and therefore may be more susceptible to financial, economic or market events impacting the technology sector. In particular, technology company stocks can be subject to abrupt or erratic price movements and have been volatile due to the rapid pace of product change and development affecting such companies. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing, and competition for market share, and the potential for falling profit margins. These companies also face the risks that new services, equipment and technologies will not be accepted by consumers or businesses, or will become rapidly obsolete. These factors can affect the profitability of technology companies and, as a result, the value of their securities.


                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 19

PORTFOLIO HOLDINGS INFORMATION
--------------------------------------------------------------------------------

A description of the WELLS FARGO ADVANTAGE FUNDS' policies and procedures with respect to disclosure of the WELLS FARGO ADVANTAGE FUNDS' portfolio holdings is available in the Funds' Statement of Additional Information and on the WELLS FARGO ADVANTAGE FUNDS' Web site at www.wellsfargo.com/advantagefunds. In addition, Funds Management will, from time to time, include portfolio holdings information in quarterly commentaries for certain Funds. The substance of the information contained in such commentaries will also be posted to the Funds' Web site at www.wellsfargo.com/advantagefunds.

 20 PORTFOLIO HOLDINGS INFORMATION

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Funds and approves the selection of various companies hired to manage the Funds' operations. Except for the Funds' investment advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.

THE INVESTMENT ADVISER


Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in each Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Funds' semi-annual report for the fiscal half-year ended April 30, 2009.

THE SUB-ADVISERS AND PORTFOLIO MANAGERS


The following sub-advisers and portfolio managers perform day-to-day investment management activities for the Funds. Each sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 21

--------------------------------------------------------------------------------

RCM CAPITAL MANAGEMENT, LLC (RCM), wholly owned by RCM US Holdings LLC (US Holdings), is located at 4 Embarcadero Center, San Francisco, CA 94111. US Holdings is a registered investment adviser and is an indirect wholly owned subsidiary of Dresdner Bank AG, which in turn, is a wholly owned subsidiary of Allianz SE. RCM is a registered investment adviser and is the sub-adviser for the Specialized Technology Fund and in this capacity is responsible for the day-to-day investment management activities of the Fund.

HUACHEN CHEN, CFA             Mr. Chen is jointly responsible for managing the Specialized Technology Fund, which
Specialized Technology Fund   he has managed from 2000 to April 2003, and again since 2004. Mr. Chen joined RCM as a securities analyst in 1985 and became a principal with the firm in 1994. From 2000 through April 2003, he co-managed the Specialized Technology Fund, and in May 2003 joined the team of RCM investment professionals that provide research assistance to the Fund. He resumed his co-management responsibilities for the Fund in 2004.
                              Education: B.S., Electrical Engineering, Cornell University; M.S., Materials Science and
                              Engineering, Northwestern University.

WALTER C. PRICE, JR., CFA     Mr. Price is jointly responsible for managing the Specialized Technology Fund, which he
Specialized Technology Fund   has managed since 2000. Mr. Price joined RCM in 1974 as a senior securities analyst and became a principal with the firm in 1978. He is responsible for fundamental security analysis in the software/services and internet areas. He is a Director and past president of the M.I.T. Club of Northern California and heads the Educational Council for M.I.T. in the Bay Area. Education: B.S., Electrical Engineering, M.I.T.; B.S.and M.S., Management,
                              Sloan School, M.I.T.

--------------------------------------------------------------------------------
WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Specialized Financial Services Fund. Accordingly, Wells Capital Management is responsible for the day-to-day investment management activities of the Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.

ALLEN J. AYVAZIAN                Mr. Ayvazian is jointly responsible for managing the Specialized Financial Services
Specialized Financial Services   Fund, which he has managed since 2004. He joined Wells Capital Management in 1989
Fund                             as a senior portfolio manager for separate accounts. Prior to joining Wells Capital
                                 Management, he served as managing director for SAS Advisors from 1987 to 1989.
                                 Education: B.A., History, University of California, Los Angeles.

ALLEN E. WISNIEWSKI, CFA         Mr. Wisniewski is jointly responsible for managing the Specialized Financial Services
Specialized Financial Services   Fund, which he has managed since 2004. He joined Wells Capital Management in 1997,
Fund                             where he is a senior portfolio manager and research analyst. Mr. Wisniewski is a member of the CFA Institute and the Los Angeles Society of Financial Analysts.
                                 Education: B.A., Economics and M.B.A., University of California, Los Angeles.

 22 ORGANIZATION AND MANAGEMENT OF THE FUNDS

A CHOICE OF SHARE CLASSES
--------------------------------------------------------------------------------

After choosing a Fund, your next most important choice will be which share class to buy. The table below summarizes the features of the classes of shares available through this Prospectus. The Funds no longer offer Class B shares, except in connection with the reinvestment of any distributions and exchanges of Class B shares for Class B shares of other Wells Fargo Advantage Funds permitted by our exchange policy (see "How to Exchange Shares" later in this Prospectus). Specific Fund charges may vary, so you should review each Fund's fee table as well as the sales charge schedules that follow. Finally, you should review the "Reductions and Waivers of Sales Charges" section of the Prospectus before making your decision as to which share class to buy.

                          CLASS A                           CLASS B/1/                        CLASS C
 INITIAL SALES CHARGE     5.75%                             None. Your entire investment      None. Your entire investment
                                                            goes to work immediately.         goes to work immediately.

 CONTINGENT DEFERRED      None (except that a charge        5% and declines until it          1% if shares are sold within
 SALES CHARGE (CDSC)      of 1% applies to certain          reaches 0% at the beginning       one year after purchase.
                          redemptions made within           of the 7th year.
                          eighteen months, following
                          purchases of $1 million or
                          more without an initial sales
                          charge).

 ONGOING DISTRIBUTION     None.                             0.75%                             0.75%
 (12B-1) FEES

 PURCHASE MAXIMUM         None. Volume reductions           $100,000                          $1,000,000
                          given upon providing
                          adequate proof of eligibility.

 ANNUAL EXPENSES          Lower ongoing expenses            Higher ongoing expenses           Higher ongoing expenses
                          than Classes B and C.             than Class A because of           than Class A because of
                                                            higher 12b-1 fees.                higher 12b-1 fees.

 CONVERSION FEATURE       Not applicable.                   Yes. Converts to Class A          No. Does not convert to
                                                            shares after a certain            Class A shares, so annual
                                                            number of years depending         expenses do not decrease.
                                                            on the Fund, so annual
                                                            expenses decrease.


/1/ Class B shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges and in connection with the closing of a reorganization. For Class B shares currently outstanding and Class B shares acquired upon reinvestment of dividends, all Class B share attributes, including associated CDSC schedules, conversion features, any applicable CDSC waivers, and distribution plan and shareholder services plan fees, will continue in effect.


Information regarding the Funds' sales charges, breakpoints, and waivers is available free of charge on our Web site at www.wellsfargo.com/advantagefunds. You may wish to discuss this choice with your financial consultant.

CLASS A SHARES SALES CHARGE SCHEDULE

If you choose to buy Class A shares, you will pay the public offering price
(POP) which is the net asset value (NAV) plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as "breakpoint levels," the POP is lower for these purchases. The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the NAV of those shares. Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown below.

                                                    A CHOICE OF SHARE CLASSES 23

                 CLASS A SHARES SALES CHARGE SCHEDULE
                                FRONT-END SALES        FRONT-END SALES
                                 CHARGE AS %           CHARGE AS %
                                  OF PUBLIC           OF NET AMOUNT
 AMOUNT OF PURCHASE            OFFERING PRICE            INVESTED
  Less than $50,000                  5.75%                  6.10%
  $50,000 to $99,999                 4.75%                  4.99%
  $100,000 to $249,999               3.75%                  3.90%
  $250,000 to $499,999               2.75%                  2.83%
  $500,000 to $999,999               2.00%                  2.04%
  $1,000,000 and over/1/             0.00%                  0.00%

/1/ We will assess a 1.00% CDSC on Class A share purchases of $1,000,000 or more if they are redeemed within eighteen months from the date of purchase, unless the dealer of record waived its commission. Certain exceptions apply (see "CDSC Waivers"). The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

CLASS B SHARES CDSC SCHEDULES


Class B shares are closed to new investors and additional investments from existing shareholders, with two exceptions: 1) existing shareholders of Class B shares may reinvest any distributions into Class B shares and exchange their Class B shares for Class B shares of other WELLS FARGO ADVANTAGE FUNDS (as permitted by our exchange policy), and 2) specified persons may acquire Class B shares of a Fund in connection with the closing of a reorganization. No new or subsequent investments, including through automatic investment plans, will be allowed in Class B shares of the Funds, except through a distribution reinvestment or permitted exchange or in connection with the closing of a reorganization. For Class B shares currently outstanding and Class B shares acquired upon reinvestment of dividends, all Class B shares attributes, including associated CDSC schedules, conversion features, any applicable CDSC waivers, and distribution plan and shareholder services plan fees, will continue in effect. Existing shareholders of Class B shares who redeem their shares within six years of the purchase date may pay a CDSC based on how long such shareholders have held their shares. Certain exceptions apply (see "CDSC Waivers"). The CDSC schedules are as follows:


                                        CLASS B SHARES CDSC SCHEDULE FOR THE FUNDS
REDEMPTION WITHIN   1 YEAR   2 YEARS   3 YEARS   4 YEARS   5 YEARS   6 YEARS   7 YEARS   8 YEARS
CDSC                 5.00%     4.00%    3.00%      3.00%     2.00%     1.00%     0.00%   A shares

The CDSC percentage you pay on shares purchased prior to June 9, 2003, is applied to the lower of the NAV of the shares on the date of the original purchase, or the NAV of the shares on the date of redemption. For shares purchased on or after June 9, 2003, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). After shares are held for six years, the CDSC expires. After shares are held for seven years, the Class B shares are converted to Class A shares to reduce your future ongoing expenses.

If you exchange Class B shares received in a reorganization for Class B shares of another Fund, you will retain the CDSC schedules of your exchanged shares. Additional shares purchased will age at the currently effective higher CDSC schedule first shown above.

CLASS C SHARES SALES CHARGES

If you choose Class C shares, you buy them at NAV and agree that if you redeem your shares within one year of the purchase date, you will pay a CDSC of 1.00%. At the time of purchase, the Fund's distributor pays sales commissions of up to 1.00% of the purchase price to selling agents and up to 1.00% annually thereafter. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase. To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). Class C shares do not convert to Class A shares, and therefore continue to pay higher ongoing expenses.

 24 A CHOICE OF SHARE CLASSES

REDUCTIONS AND WAIVERS OF SALES CHARGES
--------------------------------------------------------------------------------

Generally, we offer more sales charge reductions or waivers for Class A shares than for Class B and Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of the potential reductions or waivers when you are deciding which share class to buy. Consult the Statement of Additional Information for further details regarding reductions and waivers of sales charges.

CLASS A SHARES SALES CHARGE REDUCTIONS AND WAIVERS
You can pay a lower or no sales charge for the following types of purchases. If you believe you are eligible for any of the following reductions or waivers, it is up to you to ask the selling agent or shareholder servicing agent for the reduction or waiver and to provide appropriate proof of eligibility.

o You pay no sales charges on Fund shares you buy with reinvested distributions.

o You pay a lower sales charge if you are investing an amount over a breakpoint level. See "Class A Shares Sales Charge Schedule" above.

o You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of either Class A or Class B shares of the same Fund within 120 days of the date of the redemption. (Please note, you will still be charged any applicable CDSC on Class B shares you redeem.)

o By signing a LETTER OF INTENT (LOI) prior to purchase, you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. Reinvested dividends and capital gains do not count as purchases made during this period. We will hold in escrow shares equal to approximately 5% of the amount you say you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

o RIGHTS OF ACCUMULATION (ROA) allow you to combine Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned (excluding Wells Fargo Advantage money market fund shares, unless you notify us that you previously paid a sales load on these assets) in order to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A or WealthBuilder Portfolio shares. The purchase amount used in determining the sales charge on your purchase will be calculated by multiplying the maximum public offering price by the number of Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned and adding the dollar amount of your current purchase.

                   HOW A LETTER OF INTENT CAN SAVE YOU MONEY!
   If you plan to invest, for example, $100,000 in a Wells Fargo Advantage Fund in installments over the next year, by signing a letter of intent you would pay only 3.75% sales load on the entire purchase. Otherwise, you might pay 5.75% on the first $49,999, then 4.75% on the next $50,000!

                                      REDUCTIONS AND WAIVERS OF SALES CHARGES 25

ACCOUNTS THAT CAN BE AGGREGATED
You may aggregate the following types of accounts indicated below to qualify for a volume discount:

 CAN THIS TYPE OF ACCOUNT BE AGGREGATED?      YES       NO
 Individual accounts                         X
 Joint accounts                              X
 UGMA/UTMA accounts                          X
 Trust accounts over which the               X
shareholder has individual or shared
  authority
 Solely owned business accounts              X
 RETIREMENT PLANS
 Traditional and Roth IRAs                   X
 SEP IRAs                                    X
 SIMPLE IRAs that use the WELLS FARGO                  X
  ADVANTAGE FUNDS prototype agreement*
 SIMPLE IRAs that do not use the WELLS       X
FARGO ADVANTAGE FUNDS prototype
  agreement
 403(b) Plan accounts**                      X
 401(k) Plan accounts                                  X
 OTHER ACCOUNTS
 529 Plan accounts*                                    X
 Accounts held through other brokerage                 X
  firms

* These accounts may be aggregated at the plan level for purposes of establishing eligibility for volume discounts. When plan assets in Fund Class A, Class B, Class C and WealthBuilder Portfolio shares (excluding Wells Fargo Advantage money market fund shares) reach a breakpoint, all plan participants benefit from the reduced sales charge. Participant accounts will not be aggregated with personal accounts.

** Effective January 1, 2009, WELLS FARGO ADVANTAGE FUNDS no longer offers new or accepts purchases in existing 403(b) accounts utilizing the WELLS FARGO ADVANTAGE FUNDS prototype agreement.


Based on the above chart, if you believe that you own Fund shares in one or more accounts that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase specifically identify those shares to your selling agent or shareholder servicing agent. For an account to qualify for a volume discount, it must be registered in the name of, or held for the shareholder, his or her spouse or domestic partner, as recognized by applicable state law, or his or her children under the age of 21. Class A shares purchased at NAV will not be aggregated with other Fund shares for purposes of receiving a volume discount.

CLASS A SHARES SALES CHARGE WAIVERS FOR CERTAIN PARTIES
We reserve the right to enter into agreements that reduce or waive sales charges for groups or classes of shareholders. If you own Fund shares as part of another account or package such as an IRA or a sweep account, you should read the materials for that account. Those terms may supercede the terms and conditions discussed here. If you fall into any of the following categories, you can buy Class A shares at NAV:

o  Current and retired employees, directors/trustees and officers of:
   o WELLS FARGO ADVANTAGE FUNDS (including any predecessor funds);
   o Wells Fargo & Company and its affiliates; and
   o family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above.

o  Current employees of:
   o the Fund's transfer agent;
   o broker-dealers who act as selling agents;

 26 REDUCTIONS AND WAIVERS OF SALES CHARGES

   o family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above; and
   o each Fund's sub-adviser, but only for the Fund(s) for which such sub-adviser provides investment advisory services.

o Qualified registered investment advisers who buy through a broker-dealer or service agent who has entered into an agreement with the Fund's distributor that allows for load-waived Class A purchases.

o Investment companies exchanging shares or selling assets pursuant to a reorganization, merger, acquisition, or exchange offer to which the Fund is a party.

o  Section 529 college savings plan accounts.

o  Insurance company separate accounts.

o Fund of Funds, including those advised by Funds Management (WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS/SM/), subject to review and approval by Funds Management.

o Investors who held Advisor Class shares of a Wells Fargo Advantage Fund at the close of business on June 20, 2008 (the "Eligibility Time"), so long as the following conditions are met:
   o any purchases at NAV are limited to Class A shares of the same Fund in which the investor held Advisor Class shares at the Eligibility Time;
   o share purchases are made in the same account through which the investor held Advisor Class shares at the Eligibility Time;
   o the owner of the account remains the same as the account owner at the Eligibility Time; and
   o following the Eligibility Time, the account maintains a positive account balance at some time during a period of at least six months in length.

Investors who held Advisor Class shares at the Eligibility Time are also eligible to exchange their Class A shares for Class A shares of another Wells Fargo Advantage Fund without imposition of any Class A sales charges and would be eligible to make additional purchases of Class A shares of such other Fund at NAV in the account holding the shares received in exchange.

The eligibility of such investors that hold Fund shares through an account maintained by a financial institution is also subject to the following additional limitation. In the event that such an investor's relationship with and/or the services such investor receives from the financial institution subsequently changes, such investor shall thereafter no longer be eligible to purchase Class A shares at NAV. Please consult with your financial representative for further details.

o Investors who receive annuity payments under either an annuity option or from death proceeds previously invested in a Fund may reinvest such payments or proceeds in the Fund within 120 days of receiving such distribution.

o Investors who purchase shares that are to be included in certain retirement, benefit, pension, trust or investment "wrap accounts" or through an omnibus account maintained with a Fund by a broker-dealer.

CDSC WAIVERS
o You will not be assessed a CDSC on Fund shares you redeem that were purchased with reinvested distributions.

o We waive the CDSC for all redemptions made because of scheduled (Internal Revenue Code Section 72(t)(2) withdrawal schedule) or mandatory (withdrawals generally made after age 701/2 according to Internal Revenue Service (IRS) guidelines) distributions from traditional IRAs and certain other retirement plans. (See your retirement plan information for details.)

o We waive the CDSC for redemptions made in the event of the last surviving shareholder's death or for a disability suffered after purchasing shares. ("Disabled" is defined in Internal Revenue Code Section 72(m)(7).)

o We waive the CDSC for redemptions made at the direction of Funds Management in order to, for example, complete a merger or effect a Fund liquidation.

o We waive the Class C shares CDSC if the dealer of record waived its commission.

o We waive the Class C shares CDSC where a Fund did not pay a sales commission at the time of purchase.

                                      REDUCTIONS AND WAIVERS OF SALES CHARGES 27

We also reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as "wrap accounts." If you own Fund shares as part of another account or package, such as an IRA or a sweep account, you should read the terms and conditions that apply for that account. Those terms and conditions may supercede the terms and conditions discussed here. Contact your selling agent for further information.

 28 REDUCTIONS AND WAIVERS OF SALES CHARGES

COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS
--------------------------------------------------------------------------------

DISTRIBUTION PLAN

Each Fund has adopted a Distribution Plan (12b-1 Plan) pursuant to Rule 12b-1 under the 1940 Act for the Class B and Class C shares. The 12b-1 Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses and distribution-related services or other activities including ongoing compensation to selling agents. The 12b-1 Plan also provides that, if and to the extent any shareholder servicing payments are recharacterized as payments for distribution-related services, they are approved and payable under the 12b-1 Plan. Fees paid under the 12b-1 Plan by Class B shares that are closed to new investors and additional investments (except in connection with reinvestment of any distributions and permitted exchanges and the closing of a reorganization) primarily cover past sales and distribution services, as well as ongoing services to shareholders. The fees paid under this 12b-1 Plan are as follows:


FUND                                  CLASS B   CLASS C
Specialized Financial Services Fund    0.75%     0.75%
Specialized Technology Fund            0.75%     0.75%

These fees are paid out of each Fund's assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than other types of sales charges.

SHAREHOLDER SERVICING PLAN

The Funds have a shareholder servicing plan. Under this plan, each Fund has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

ADDITIONAL PAYMENTS TO DEALERS

In addition to dealer reallowances and payments made by each Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates make additional payments ("Additional Payments") to certain selling or shareholder servicing agents for the Fund, which include broker-dealers. These Additional Payments are made in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These Additional Payments, which may be significant, are paid by the Fund's adviser, the distributor or their affiliates, out of their revenues, which generally come directly or indirectly from fees paid by the entire Fund complex.

In return for these Additional Payments, the Fund's adviser and distributor expect to receive certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments. Such advantages are expected to include, without limitation, placement of the Fund on a list of mutual funds offered as investment options to the selling agent's clients (sometimes referred to as "Shelf Space"); access to the selling agent's registered representatives; and/or ability to assist in training and educating the selling agent's registered representatives.

Certain selling or shareholder servicing agents receive these Additional Payments to supplement amounts payable by the Fund under the shareholder servicing plans. In exchange, these agents provide services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by each Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

The Additional Payments may create potential conflicts of interests between an investor and a selling agent who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial

                     COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS 29 consultant and review carefully any disclosure by the selling agent as to what monies they receive from mutual fund advisers and distributors, as well as how your financial consultant is compensated.

The Additional Payments are typically paid in fixed dollar amounts, or based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of sales and/or assets under management, or a combination of the above. The Additional Payments are either up-front or ongoing or both. The Additional Payments differ among selling and shareholder servicing agents. Additional Payments to a selling agent that is compensated based on its customers' assets typically range between 0.05% and 0.30% in a given year of assets invested in the Fund by the selling agent's customers. Additional Payments to a selling agent that is compensated based on a percentage of sales typically range between 0.10% and 0.15% of the gross sales of the Fund attributable to the selling agent. In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable FINRA regulations.

More information on the FINRA member firms that have received the Additional Payments described in this section is available in the Statement of Additional Information, which is on file with the SEC and is also available on the WELLS FARGO ADVANTAGE FUNDS website at www.wellsfargo.com/advantagefunds.

 30 COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS

PRICING FUND SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or NAV) for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. Each Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of a Fund's assets that may be invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of a Fund's assets invested directly in securities, the Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.

                                                          PRICING FUND SHARES 31

HOW TO OPEN AN ACCOUNT
--------------------------------------------------------------------------------

You can open a WELLS FARGO ADVANTAGE FUNDS account through any of the following means:

   o directly with the Fund. Complete a WELLS FARGO ADVANTAGE FUNDS application, which you may obtain by visiting our Web site at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application;

   o through a brokerage account with an approved selling agent; or

   o through certain retirement, benefit and pension plans or certain packaged investment products. (Please contact the providers of the plan or product for instructions.)

 32 HOW TO OPEN AN ACCOUNT

HOW TO BUY SHARES
--------------------------------------------------------------------------------

This section explains how you can buy shares directly from WELLS FARGO ADVANTAGE FUNDS. If you're opening a new account, an account application is available on-line at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. For Fund shares held through brokerage and other types of accounts, please consult your selling agent.

MINIMUM INVESTMENTS              INITIAL PURCHASE                                  SUBSEQUENT PURCHASES
------------------------------   -----------------------------------------------   -------------------------------------
Regular accounts                  $1,000                                            $100
IRAs, IRA rollovers, Roth IRAs      $250                                            $100
UGMA/UTMA accounts                   $50                                             $50
Employer Sponsored               no minimum                                        no minimum
Retirement Plans
BUYING SHARES                    OPENING AN ACCOUNT                                ADDING TO AN ACCOUNT
------------------------------   -----------------------------------------------   -------------------------------------
By Internet                      A new account may not be opened by                o To buy additional shares or buy
                                 Internet unless you have another Wells Fargo      shares of a new Fund, visit
                                 Advantage Fund account with your bank             www.wellsfargo.com/
                                 information on file. If you do not currently      advantagefunds.
                                 have an account, refer to the section on
                                 buying shares by mail or wire.                    o Subsequent online purchases
                                                                                   have a minimum of $100 and a
                                                                                   maximum of $100,000. You may
                                                                                   be eligible for an exception to
                                                                                   this maximum. Please call
                                                                                   Investor Services at
                                                                                   1-800-222-8222 for more
                                                                                   information.
------------------------------   -----------------------------------------------   -------------------------------------
By Mail                          o Complete and sign your account                  o Enclose a voided check (for
                                 application.                                      checking accounts) or a deposit
                                 o Mail the application with your check made       slip (savings accounts).
                                 payable to the Fund to Investor Services at:      Alternatively, include a note
                                                                                   with your name, the Fund name,
                                                   REGULAR MAIL                    and your account number.
                                 -----------------------------------------------
                                           WELLS FARGO ADVANTAGE FUNDS             o Mail the deposit slip or note
                                                  P.O. Box 8266                    with your check made payable
                                              Boston, MA 02266-8266                to the Fund to the address on
                                                  OVERNIGHT ONLY                   the left.
                                 -----------------------------------------------   -------------------------------------
                                           WELLS FARGO ADVANTAGE FUNDS
                                        c/o Boston Financial Data Services
                                                   30 Dan Road
                                              Canton, MA 02021-2809
------------------------------   -----------------------------------------------   -------------------------------------
By Telephone                     A new account may not be opened by                To buy additional shares or to buy
                                 telephone unless you have another Wells           shares of a new Fund call:
                                 Fargo Advantage Fund account with your            o Investor Services at
                                 bank information on file. If you do not           1-800-222-8222 or
                                 currently have an account, refer to the section   o 1-800-368-7550 for the
                                 on buying shares by mail or wire.                 automated phone system.
                                 -----------------------------------------------   -------------------------------------

                                                            HOW TO BUY SHARES 33

BUYING SHARES
------------------------------   -----------------------------------------------   ---------------------------------------
                                 OPENING AN ACCOUNT                                ADDING TO AN ACCOUNT
                                 -----------------------------------------------   ---------------------------------------
In Person                        Investors are welcome to visit the Investor       See instructions shown to the left.
                                 Center in person to ask questions or conduct
                                 any Fund transaction. The Investor Center is
                                 located at 100 Heritage Reserve,
                                 Menomonee Falls, Wisconsin 53051.
------------------------------   -----------------------------------------------   ---------------------------------------
By Wire                          o Complete, sign and mail your account            To buy additional shares, instruct
                                 application (refer to the section on buying       your bank or financial institution to
                                 shares by mail)                                   use the same wire instructions
                                                                                   shown to the left.
                                 o Provide the following instructions to your
                                 financial institution:
                                 State Street Bank & Trust
                                 Boston, MA
                                 Bank Routing Number: ABA 011000028
                                 Wire Purchase Account: 9905-437-1
                                 Attention: WELLS FARGO ADVANTAGE FUNDS
                                 (Name of Fund, Account
                                 Number and any applicable
                                 share class)
                                 Account Name: Provide your
                                 name as registered on the
                                 Fund account
------------------------------   -----------------------------------------------   ---------------------------------------
Through Your Investment          Contact your investment representative.           Contact your investment
Representative                                                                     representative.
------------------------------   -----------------------------------------------   ---------------------------------------

GENERAL NOTES FOR BUYING SHARES

   o PROPER FORM. If the transfer agent receives your application in proper order before the close of the NYSE, your transactions will be priced at that day's NAV. If your application is received after the close of trading on the NYSE, it will be priced at the next business day's NAV. Failure to complete an account application properly may result in a delay in processing your request. You are eligible to earn distributions beginning on the business day after the transfer agent receives your application in proper form.

   o U.S. DOLLARS ONLY. All payments must be in U.S. dollars, and all checks must be drawn on U.S. banks.

   o INSUFFICIENT FUNDS. You will be charged a $25.00 fee for every check or Electronic Funds Transfer that is returned to us as unpaid.

   o NO FUND NAMED. When all or a portion of a payment is received for investment without a clear Fund designation, we may direct the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we receive your order in proper form.

   o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.

   o MINIMUM INITIAL AND SUBSEQUENT INVESTMENT WAIVERS. We allow a reduced minimum initial investment of $50 if you sign up for at least a $50 monthly automatic investment purchase plan. If you opened your account with the set minimum amount shown in the above chart, we allow reduced subsequent purchases for a minimum of $50 a month if you purchase through an automatic investment plan. We may also waive or reduce the minimum initial and subsequent investment amounts for purchases made through certain retirement, benefit and pension plans, certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check specific disclosure statements and applications for the program through which you intend to invest.

 34 HOW TO BUY SHARES

HOW TO SELL SHARES
--------------------------------------------------------------------------------

The following section explains how you can sell shares held directly through an account with WELLS FARGO ADVANTAGE FUNDS. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

SELLING SHARES                     TO SELL SOME OR ALL OF YOUR SHARES
--------------------------------   ----------------------------------------------------------------------
By Internet                        Visit our Web site at www.wellsfargo.com/advantagefunds.
                                   Redemptions requested online are limited to a maximum of
                                   $100,000. You may be eligible for an exception to this maximum.
                                   Please call Investor Services at 1-800-222-8222 for more
                                   information.
--------------------------------   ----------------------------------------------------------------------
By Mail                            o Send a Letter of Instruction providing your name, account number, the Fund from which you wish to redeem and the
                                   dollar amount you wish to receive (or write "Full Redemption"
                                   to redeem your remaining account balance) to the address
                                   below.

                                   o Make sure all account owners sign the request exactly as their names appear on the account application.

                                   o  A medallion guarantee may be required under certain
                                   circumstances (see "General Notes for Selling Shares").

                                                               REGULAR MAIL
--------------------------------   ----------------------------------------------------------------------
                                                        WELLS FARGO ADVANTAGE FUNDS
                                                               P.O. Box 8266
                                                           Boston, MA 02266-8266
                                                              OVERNIGHT ONLY
                                   ----------------------------------------------------------------------
                                                        WELLS FARGO ADVANTAGE FUNDS
                                                    c/o Boston Financial Data Services
                                                                30 Dan Road
                                                           Canton, MA 02021-2809
--------------------------------   ----------------------------------------------------------------------
By Wire                            o To arrange for a Federal Funds wire, call 1-800-222-8222.

                                   o Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.

                                   o Wire requests are sent to your bank account next business day if your request to redeem is received before the NYSE close.

                                   o There is a $10 fee for each request.
--------------------------------   ----------------------------------------------------------------------
In Person                          Investors are welcome to visit the Investor Center in person to ask questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls,
                                   Wisconsin 53051.
                                   ----------------------------------------------------------------------

                                                           HOW TO SELL SHARES 35

SELLING SHARES                     TO SELL SOME OR ALL OF YOUR SHARES
--------------------------------   ------------------------------------------------------------------
By Telephone /                     o Call an Investor Services representative at 1-800-222-8222 or
Electronic Funds Transfer (EFT)    use the automated phone system 1-800-368-7550.

                                   o Telephone privileges are automatically made available to you unless you specifically decline them on your account
                                   application or subsequently in writing.

                                   o Redemption requests may not be made by phone if the
                                   address on your account was changed in the last 15 days. In this event, you must request your redemption by mail (refer to the section on selling shares by mail).

                                   o A check will be mailed to the address on record (if there have been no changes communicated to us within the last 15 days)
                                   or transferred to a linked bank account.

                                   o Transfers made to a Wells Fargo Bank account are made
                                   available sooner than transfers to an unaffiliated institution.

                                   o Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Wells Fargo Advantage money
                                   market funds, and next day for all other WELLS FARGO ADVANTAGE
                                   FUNDS.

                                   o Redemptions to any other linked bank account may post in two business days. Please check with your financial institution for timing of posting and availability of funds.

                                   NOTE: Telephone transactions such as redemption requests
                                   made over the phone generally require only one of the
                                   account owners to call unless you have instructed us
                                   otherwise.
--------------------------------   -----------------------------------------------------------------
Through Your Investment            Contact your investment representative.
Representative
--------------------------------   --------------------------------------------------------------------

GENERAL NOTES FOR SELLING SHARES

   o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. If your request is not in proper form, you may have to provide us with additional documentation to redeem your shares. Requests received before the cutoff time are processed on the same business day.

   o CDSC FEES. Your redemption proceeds are net of any applicable CDSC fees.

   o FORM OF REDEMPTION PROCEEDS. You may request that your redemption proceeds be sent to you by check, by Electronic Funds Transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. Although generally we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

   o TELEPHONE/INTERNET REDEMPTIONS. We will take reasonable steps to confirm that telephone and internet instructions are genuine. For example, we require proof of your identification, such as a Taxpayer Identification Number or username and password, before we will act on instructions received by telephone or the internet. We will not be liable for any losses incurred if we follow telephone or internet instructions we reasonably believe to be genuine. Your call may be recorded.

 36 HOW TO SELL SHARES

   o RIGHT TO DELAY PAYMENT. We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through EFT or the Automatic Investment Plan, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Such extraordinary circumstances are discussed further in the Statement of Additional Information.

   o RETIREMENT PLANS AND OTHER PRODUCTS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supercede the directions in this Prospectus.

   o MEDALLION GUARANTEES. Medallion guarantees are required for mailed redemption requests under the following circumstances: (1) if the request is for over $100,000; (2) if the address on your account was changed within the last 15 days; or (3) if the redemption is made payable to a third party. You can get a Medallion guarantee at a financial institution such as a bank or brokerage house. We do not accept notarized signatures.

                                                           HOW TO SELL SHARES 37

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment (I.E., a Fund not closed to new accounts), with the following exceptions:

   o Class A shares of non-money market funds may also be exchanged for Service Class shares of any money market fund; and


   o Class C shares of non-money market funds may be exchanged for Class A shares of the Wells Fargo Advantage Money Market Fund. Such exchanged shares may only be re-exchanged for Class C shares of non-money market funds. Effective July 1, 2010, Class C shares of non-money market funds may be exchanged for Class C shares of the Wells Fargo Advantage Money Market Fund.


o An exchange request will be processed on the same business day, provided that both Funds are open at the time the request is received. If one or both Funds are closed, the exchange will be processed on the following business day.

o You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.

o Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new
   Fund, unless your balance has fallen below that amount due to investment performance.

o Any exchange between two WELLS FARGO ADVANTAGE FUNDS must meet the minimum subsequent purchase amounts.

o Class B and Class C share exchanges will not trigger the CDSC. The new shares will continue to age according to their original schedule and will be charged the CDSC applicable to the original shares upon redemption.

Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds reserve the right to reject any purchase or exchange order for any reason. The Funds are not designed to serve as vehicles for frequent trading. Purchases or exchanges that a Fund determines could harm the Fund may be rejected.

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this

 38 HOW TO EXCHANGE SHARES
regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Funds Management monitors available shareholder trading information across all Funds on a daily basis. If a shareholder redeems more than $5,000 (including redemptions that are part of an exchange transaction) from a Fund, that shareholder will be "blocked" from purchasing shares of that Fund (including purchases that are part of an exchange transaction) for 30 calendar days after the redemption. This policy does not apply to:


o  Money market funds;

o  Ultra-short funds;

o  Purchases of shares through dividend reinvestments;

o Systematic purchases, redemptions or exchanges where a financial intermediary maintaining a shareholder account identifies the transaction as a systematic purchase, redemption or exchange at the time of the transaction;

o Rebalancing transactions within certain asset allocation or "wrap" programs where the financial intermediary maintaining a shareholder account is able to identify the transaction as part of an asset allocation program approved by Funds Management;

o Transactions initiated by a registered "fund of funds" or Section 529 Plan into an underlying fund investment;

o Certain transactions involving participants in employer-sponsored retirement plans, including: participant withdrawals due to mandatory distributions, rollovers and hardships, withdrawals of shares acquired by participants through payroll deductions, and shares purchased or redeemed by a participant in connection with plan loans; and

o Purchases below $5,000 (including purchases that are part of an exchange transaction).

In addition, Funds Management reserves the right to accept purchases, redemptions and exchanges made in excess of applicable trading restrictions in designated accounts held by Funds Management or its affiliate that are used at all times exclusively for addressing operational matters related to shareholder accounts, such as testing of account functions, and are maintained at low balances that do not exceed specified dollar amount limitations.

A financial intermediary through whom you may purchase shares of a Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and described in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about the restrictions or limitations on trading activity that will be applied to your account.

Certain purchases and redemptions made under the following circumstances will not be factored into Funds Management's analysis of frequent trading activity including, but not limited to: reinvestment of dividends; retirement plan contributions, loans and distributions (including hardship withdrawals); non-discretionary portfolio rebalancing associated with certain wrap accounts and retirement plans; and transactions in Section 529 Plans and registered funds of funds.

                                                       HOW TO EXCHANGE SHARES 39

ACCOUNT POLICIES
--------------------------------------------------------------------------------

AUTOMATIC PLANS
These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.

o AUTOMATIC INVESTMENT PLAN - With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.


o AUTOMATIC EXCHANGE PLAN - With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the "How to Exchange Shares" section of this Prospectus for the conditions that apply to your shares. In addition, each transaction in an Automatic Exchange Plan must be for a minimum of $100. This feature may not be available for certain types of accounts.


o SYSTEMATIC WITHDRAWAL PLAN - With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:
   o must have a Fund account valued at $10,000 or more;
   o must request a minimum redemption of $100;
   o must have your distributions reinvested; and
   o may not simultaneously participate in the Automatic Investment Plan.

o PAYROLL DIRECT DEPOSIT - With this plan, you may transfer all or a portion of your paycheck, social security check, military allotment, or annuity payment for investment into the Fund of your choice.

It generally takes about ten business days to establish a plan once we have received your instructions. It generally takes about five business days to change or cancel participation in a plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.

HOUSEHOLDING
To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.

RETIREMENT ACCOUNTS
We offer prototype documents for a variety of retirement accounts for individuals and small businesses. Please call 1-800-222-8222 for information on:

o  Individual Retirement Plans, including Traditional IRAs and Roth IRAs.

o  Small Business Retirement Plans, including Simple IRAs and SEP IRAs.

There may be special distribution requirements for a retirement account, such as required distributions or mandatory Federal income tax withholdings. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary.

SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

 40 ACCOUNT POLICIES

STATEMENTS AND CONFIRMATIONS

Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

ELECTRONIC DELIVERY OF FUND DOCUMENTS

You may elect to receive your Fund prospectuses, shareholder reports and other Fund documents electronically in lieu of paper form by enrolling on the Funds' Web site at www.wellsfargo.com/advantagedelivery. If you make this election, you will be notified by e-mail when the most recent Fund documents are available for electronic viewing and downloading.

To receive Fund documents electronically, you must have an e-mail account and an internet browser that meets the requirements described in the Privacy & Security section of the Funds' Web site at www.wellsfargo.com/advantagefunds. You may change your electronic delivery preferences or revoke your election to receive Fund documents electronically at any time by visiting www.wellsfargo.com/advantagedelivery.

STATEMENT INQUIRIES

Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

TRANSACTION AUTHORIZATIONS

Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT ACT

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

                                                             ACCOUNT POLICIES 41

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Specialized Financial Services Fund generally makes distributions of any net investment income at least quarterly and any realized net capital gains at least annually. The Specialized Technology Fund generally makes distributions of any net investment income and any realized net capital gains at least annually. Please note, distributions have the effect of reducing the NAV per share by the amount distributed.

We offer the following distribution options. To change your current option for payment of distributions, please call 1-800-222-8222.

o AUTOMATIC REINVESTMENT OPTION - Allows you to buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the distribution is paid. This option is automatically assigned to your account unless you specify another option.

o CHECK PAYMENT OPTION - Allows you to have checks for distributions mailed to your address of record or to another name and address which you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.

o BANK ACCOUNT PAYMENT OPTION - Allows you to receive distributions directly in a checking or savings account through Electronic Funds Transfer. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written, medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

o DIRECTED DISTRIBUTION PURCHASE OPTION - Allows you to buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the distribution is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

 42 DISTRIBUTIONS

TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain.

Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Also, if you are an individual Fund shareholder, the portion of your distributions attributable to dividends received by a Fund from its investments in certain U.S. and foreign corporations generally will be taxed at a maximum 15% rate of tax, as long as certain holding period requirements are met. These reduced rates of tax will expire after December 31, 2010.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to backup withholding taxes.

                                                                        TAXES 43

ADDITIONAL PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

This section contains additional information regarding performance of the Funds. The sub-section below titled "Index Descriptions" defines the market indices that are referenced in the Fund Summaries. The sub-section below titled "Share Class Performance" provides history for specified share classes of certain Funds.

INDEX DESCRIPTIONS

The "Average Annual Total Returns" table in each Fund's Fund Summary compares the Fund's returns with those of at least one broad-based market index. Below are descriptions of each such index. You cannot invest directly in an index.

S&P 500 (Reg. TM) INDEX   S&P 500 is a registered trademark of Standard and Poor's. The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility and transportation companies listed or traded on national exchanges or over-the-counter markets.

S&P FINANCIAL INDEX       The S&P Financial Index is a market capitalization-weighted index of companies involved in activities such as banking, consumer finance, investment banking and brokerage, asset management, insurance and investment, and real estate, including REITs. You cannot invest directly in an index.

S&P NORTH AMERICAN        The S&P North American Technology Index (formerly the Goldman Sachs Technology Index)
TECHNOLOGY INDEX          is a modified capitalization-weighted index of selected technology stocks. You cannot invest directly in an index.


SHARE CLASS PERFORMANCE
The performance history of share classes of certain Funds is included below due to events such as a share class's commencement of operations, a Fund's change in sub-adviser, share class modifications, mergers or reorganizations, renamed share classes, etc., that may have taken place during the periods of performance shown in the "Calendar Year Total Returns" and "Average Annual Total Returns" presented in the Fund Summaries. For example, with respect to the commencement of operations of a share class, details regarding the identity of an older predecessor share class of a newer share class of an applicable Fund, including any adjustments to reflect certain fees or expenses paid by the newer share class or inclusion of non-applicable expenses of the older predecessor share class, are listed below.

   o SPECIALIZED TECHNOLOGY FUND - RETAIL CLASS SHARES. Class A, Class B and Class C shares incepted on
     September 18, 2000. Returns for Class A, Class B and Class C and the Indices shown in the Life of Fund column are as of the Fund inception date.

A Fund's past performance is no guarantee of future results. A Fund's investment results will fluctuate over time, and any representation of the Fund's returns for any past period should not be considered as a representation of what a Fund's returns may be in any future period. Each Fund's annual and semi-annual reports contain additional performance information and are available upon request, without charge, by calling the telephone number listed on the back cover page of this Prospectus.

 44 ADDITIONAL PERFORMANCE INFORMATION

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following tables are intended to help you understand each Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in each Fund (assuming reinvestment of all distributions). The information, along with the report of an independent registered public accounting firm and each Fund's financial statements, is also contained in each Fund's annual report, a copy of which is available upon request.

                                                         FINANCIAL HIGHLIGHTS 45

SPECIALIZED FINANCIAL SERVICES FUND
CLASS A SHARES - COMMENCED ON JULY 2, 1962
For a share outstanding throughout each period


                                         OCT. 31,    OCT. 31,     OCT. 31,   OCT. 31,   OCT. 31,
 FOR THE PERIOD ENDED:                    2009        2008         2007       2006      2005/1/
 NET ASSET VALUE, BEGINNING OF
PERIOD                                   $  1.63     $   3.86     $  4.24    $   3.80   $  3.70
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)              0.02/3/      0.06/3/     0.05        0.05      0.00
  Net realized and unrealized
   gain (loss) on investments              (0.04)       (1.89)      (0.06)       0.61      0.10
                                         -------     --------     -------    --------   -------
  Total from investment
   operations                              (0.02)       (1.83)      (0.01)       0.66      0.10
                                         -------     --------     -------    --------   -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                       (0.02)       (0.06)      (0.05)      (0.05)     0.00
  Distributions from net
   realized gain                            0.00        (0.34)      (0.32)      (0.17)     0.00
                                         -------     --------     -------    --------   -------
  Total distributions                      (0.02)       (0.40)      (0.37)      (0.22)     0.00
                                         -------     --------     -------    --------   -------
 NET ASSET VALUE, END OF PERIOD          $  1.59     $   1.63     $  3.86    $   4.24   $  3.80
                                         =======     ========     =======    ========   =======
 TOTAL RETURN/3/                           (1.09)%     (51.95)%     (0.49)%     17.83%     2.70%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                $85,145     $100,282     $287,109   $354,300   $369,400
  Ratio of net investment
   income (loss) to average
   net assets/4/                            1.18%        2.43%       1.31%       1.17%    (0.07)%
  Ratios of expenses to
   average net assets prior to
   waived fees and
   reimbursed expenses/4/                   1.68%        1.66%       1.59%       1.58%     1.58%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/4/                     1.35%        1.35%       1.35%       1.35%     1.35%
  Portfolio turnover rate/5/                   7%           3%         12%         21%        1%


/1/  The Fund changed its fiscal year-end from September 30 to October 31.
/2/  Calculated based upon average shares outstanding.
/3/ Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.
/4/ During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of expenses to average net assets prior to waived fees and reimbursed expenses reflects the expense ratio in the absence of any waivers and reimbursements.
/5/ Calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares offered. Portfolio Turnover rates presented for periods of less than one year are not annualized.

 46 FINANCIAL HIGHLIGHTS

SPECIALIZED FINANCIAL SERVICES FUND
CLASS B SHARES - COMMENCED ON MAY 1, 1997
For a share outstanding throughout each period


                                        OCT. 31,    OCT. 31,    OCT. 31,   OCT. 31,   OCT. 31,
 FOR THE PERIOD ENDED:                   2009        2008        2007       2006      2005/1/
 NET ASSET VALUE, BEGINNING OF
PERIOD                                   $ 1.63     $  3.85      $ 4.23     $ 3.79     $ 3.69
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)             0.01/2/     0.04/2/     0.02       0.00       0.00
  Net realized and unrealized
   gain (loss) on investments             (0.04)      (1.88)      (0.06)      0.62       0.10
                                         ------     -------      ------     ------     ------
  Total from investment
   operations                             (0.03)      (1.84)      (0.04)      0.62       0.10
                                         ------     -------      ------     ------     ------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                      (0.01)      (0.04)      (0.02)     (0.01)      0.00
  Distributions from net
   realized gain                           0.00       (0.34)      (0.32)     (0.17)      0.00
                                         ------     -------      ------     ------     ------
  Total distributions                     (0.01)      (0.38)      (0.34)     (0.18)      0.00
                                                    -------      ------     ------     ------
 NET ASSET VALUE, END OF PERIOD          $ 1.59     $  1.63      $ 3.85     $ 4.23     $ 3.79
                                         ======     =======      ======     ======     ======
 TOTAL RETURN/3/                          (1.51)%    (52.20)%     (1.27)%    16.96%      2.71%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                $  528     $   916      $2,533     $3,816     $5,113
  Ratio of net investment
   income (loss) to average
   net assets/4/                           0.62%       1.68%       0.56%      0.45%     (0.81)%
  Ratios of expenses to
   average net assets prior to
   waived fees and
   reimbursed expenses/4/                  2.44%       2.41%       2.34%      2.33%      2.33%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/4/                    2.10%       2.10%       2.10%      2.10%      2.10%
  Portfolio turnover rate/5/                  7%          3%         12%        21%         1%


/1/  The Fund changed its fiscal year-end from September 30 to October 31.
/2/  Calculated based upon average shares outstanding.
/3/ Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.
/4/ During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of expenses to average net assets prior to waived fees and reimbursed expenses reflects the expense ratio in the absence of any waivers and reimbursements.
/5/ Calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares offered. Portfolio Turnover rates presented for periods of less than one year are not annualized.

                                                         FINANCIAL HIGHLIGHTS 47

SPECIALIZED FINANCIAL SERVICES FUND
CLASS C SHARES - COMMENCED ON MAY 1, 1997
For a share outstanding throughout each period


                                         OCT. 31,       OCT. 31,     OCT. 31,   OCT. 31,   OCT. 31,
 FOR THE PERIOD ENDED:                    2009           2008         2007       2006      2005/1/
 NET ASSET VALUE, BEGINNING OF
PERIOD                                     $ 1.62       $  3.82       $ 4.20     $ 3.77     $ 3.67
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)               0.00/2,6/     0.04/2/      0.02       0.01       0.00
  Net realized and unrealized
   gain (loss) on investments               (0.03)        (1.86)       (0.06)      0.61       0.10
                                           ------       -------       ------     ------     ------
  Total from investment
   operations                               (0.03)        (1.82)       (0.04)      0.62       0.10
                                           ------       -------       ------     ------     ------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                        (0.01)        (0.04)       (0.02)     (0.02)      0.00
  Distributions from net
   realized gain                             0.00         (0.34)       (0.32)     (0.17)      0.00
                                           ------       -------       ------     ------     ------
  Total distributions                       (0.01)        (0.38)       (0.34)     (0.19)      0.00
                                           ------       -------       ------     ------     ------
 NET ASSET VALUE, END OF PERIOD            $ 1.58       $  1.62       $ 3.82     $ 4.20     $ 3.77
                                           ======       =======       ======     ======     ======
 TOTAL RETURN/3/                            (1.46)%      (52.04)%      (1.25)%    16.79%      2.72%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                  $  794       $   552       $  895     $1,053     $1,202
  Ratio of net investment
   income (loss) to average
   net assets/4/                             0.22%         1.75%        0.56%      0.42%     (0.82)%
  Ratios of expenses to
   average net assets prior to
   waived fees and
   reimbursed expenses/4/                    2.42%         2.39%        2.34%      2.33%      2.33%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/4/                      2.10%         2.10%        2.10%      2.10%      2.10%
  Portfolio turnover rate/5/                    7%            3%          12%        21%         1%


/1/  The Fund changed its fiscal year-end from September 30 to October 31.
/2/  Calculated based upon average shares outstanding.
/3/ Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.
/4/ During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of expenses to average net assets prior to waived fees and reimbursed expenses reflects the expense ratio in the absence of any waivers and reimbursements.
/5/ Calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares offered. Portfolio Turnover rates presented for periods of less than one year are not annualized.

6 Amount is less than $0.05 per share.


 48 FINANCIAL HIGHLIGHTS

SPECIALIZED TECHNOLOGY FUND
CLASS A SHARES - COMMENCED ON SEPTEMBER 18, 2000
For a share outstanding throughout each period


                                        OCT. 31,      OCT. 31,      OCT. 31,      OCT. 31,    OCT. 31,
 FOR THE PERIOD ENDED:                   2009          2008          2007          2006       2005/1/
 NET ASSET VALUE, BEGINNING OF
PERIOD                                  $   4.52      $   7.83      $   5.45      $   5.20    $   5.21
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)             (0.04)/5/     (0.04)/2/     (0.07)/2/     (0.07)      (0.01)
  Net realized and unrealized
   gain (loss) on investments               1.33         (3.27)         2.45          0.32        0.00
                                        --------      --------      --------      --------    --------
  Total from investment
   operations                               1.29         (3.31)         2.38          0.25       (0.01)
                                        --------      --------      --------      --------    --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                        0.00          0.00          0.00          0.00        0.00
  Distributions from net
   realized gain                            0.00          0.00          0.00          0.00        0.00
                                        --------      --------      --------      --------    --------
  Total distributions                       0.00          0.00          0.00          0.00        0.00
                                        --------      --------      --------      --------    --------
 NET ASSET VALUE, END OF PERIOD         $   5.81      $   4.52      $   7.83      $   5.45    $   5.20
                                        ========      ========      ========      ========    ========
 TOTAL RETURN/3/                           28.54%       (42.27)%       43.67%         4.81%      (0.19)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                               $116,272      $100,523      $163,333      $110,207    $114,262
  Ratio of net investment
   income (loss) to average
   net assets/4/                           (0.84)%       (0.62)%       (1.05)%       (1.13)%     (1.30)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/4/                              1.85%         1.81%         1.79%         1.83%       1.78%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/4/                     1.75%         1.75%         1.75%         1.75%       1.75%
  Portfolio turnover rate/5/                 144%          191%          178%          279%         29%


/1/  The Fund changed its fiscal year-end from September 30 to October 31.
/2/  Calculated based upon average shares outstanding.
/3/ Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.
/4/ During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of expenses to average net assets prior to waived fees and reimbursed expenses reflects the expense ratio in the absence of any waivers and reimbursements.
/5/ Calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares offered. Portfolio Turnover rates presented for periods of less than one year are not annualized.

                                                         FINANCIAL HIGHLIGHTS 49

SPECIALIZED TECHNOLOGY FUND
CLASS B SHARES - COMMENCED ON SEPTEMBER 18, 2000
For a share outstanding throughout each period


                                        OCT. 31,      OCT. 31,     OCT. 31,     OCT. 31,   OCT. 31,
 FOR THE PERIOD ENDED:                   2009          2008         2007         2006      2005/1/
 NET ASSET VALUE, BEGINNING OF
PERIOD                                    $4.25         $7.42        $5.20        $5.00       $5.02
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)            (0.07)/2/     (0.08)/2/    (0.10)/2/    (0.14)      (0.01)
  Net realized and unrealized
   gain (loss) on investments              1.24         (3.09)        2.32         0.34       (0.01)
                                        -------       -------      -------      -------     -------
  Total from investment
   operations                              1.17         (3.17)        2.22         0.20       (0.02)
                                        -------       -------      -------      -------     -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                       0.00          0.00         0.00         0.00        0.00
  Distributions from net
   realized gain                           0.00          0.00         0.00         0.00        0.00
                                        -------       -------      -------      -------     -------
  Total distributions                      0.00          0.00         0.00         0.00        0.00
                                        -------       -------      -------      -------     -------
 NET ASSET VALUE, END OF PERIOD           $5.42         $4.25        $7.42        $5.20       $5.00
                                        =======       =======      =======      =======     =======
 TOTAL RETURN/3/                          27.53%       (42.72)%      42.69%        4.00%      (0.40)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                $2,310        $3,254      $16,366      $23,903     $28,860
  Ratio of net investment
   income (loss) to average
   net assets/4/                          (1.54)%       (1.33)%      (1.79)%      (1.89)%     (2.05)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/4/                             2.60%         2.55%        2.54%        2.58%       2.53%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/4/                    2.50%         2.50%        2.50%        2.50%       2.50%
  Portfolio turnover rate/5/                144%          191%         178%         279%         29%


/1/  The Fund changed its fiscal year-end from September 30 to October 31.
/2/  Calculated based upon average shares outstanding.
/3/ Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.
/4/ During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of expenses to average net assets prior to waived fees and reimbursed expenses reflects the expense ratio in the absence of any waivers and reimbursements.
/5/ Calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares offered. Portfolio Turnover rates presented for periods of less than one year are not annualized.

 50 FINANCIAL HIGHLIGHTS

SPECIALIZED TECHNOLOGY FUND
CLASS C SHARES - COMMENCED ON SEPTEMBER 18, 2000
For a share outstanding throughout each period


                                         OCT. 31,     OCT. 31,     OCT. 31,     OCT. 31,   OCT. 31,
 FOR THE PERIOD ENDED:                    2009         2008          2007         2006      2005/1/
 NET ASSET VALUE, BEGINNING OF
PERIOD                                    $ 4.24      $  7.40       $ 5.19       $ 4.99     $ 5.01
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)             (0.07)/2/    (0.08)/2/    (0.11)/2/    (0.12)     (0.01)
  Net realized and unrealized
   gain (loss) on investments               1.24        (3.08)        2.32         0.32      (0.01)
                                          ------      -------       ------       ------     ------
  Total from investment
   operations                               0.17        (3.16)        2.21         0.20      (0.02)
                                          ------      -------       ------       ------     ------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                        0.00         0.00         0.00         0.00       0.00
  Distributions from net
   realized gain                            0.00         0.00         0.00         0.00       0.00
                                          ------      -------       ------       ------     ------
  Total distributions                       0.00         0.00         0.00         0.00       0.00
                                          ------      -------       ------       ------     ------
 NET ASSET VALUE, END OF PERIOD           $ 5.41      $  4.24       $ 7.40       $ 5.19     $ 4.99
                                          ======      =======       ======       ======     ======
 TOTAL RETURN/3/                           27.59%      (42.70)%      42.58%        4.01%     (0.40)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                 $4,527      $ 3,626       $6,907       $5,173     $5,711
  Ratio of net investment
   income (loss) to average
   net assets/4/                           (1.60)%      (1.38)%      (1.81)%      (1.88)%    (2.05)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/4/                              2.60%        2.54%        2.54%        2.58%      2.53%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/4/                     2.50%        2.50%        2.50%        2.50%      2.50%
  Portfolio turnover rate/5/                 144%         191%         178%         279%        29%


/1/  The Fund changed its fiscal year-end from September 30 to October 31.
/2/  Calculated based upon average shares outstanding.
/3/ Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.
/4/ During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of expenses to average net assets prior to waived fees and reimbursed expenses reflects the expense ratio in the absence of any waivers and reimbursements.
/5/ Calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares offered. Portfolio Turnover rates presented for periods of less than one year are not annualized.^

                                                         FINANCIAL HIGHLIGHTS 51

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


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FOR MORE INFORMATION

More information on each Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period. The Report of Independent Registered Public Accounting Firm and each Fund's audited financial statements included in the Fund's most recent annual report are incorporated by reference into this Prospectus.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
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By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

On the Internet:
www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

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--------------------------------------------------------------------------------

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